    As filed with the Securities and Exchange Commission on February 25, 2004

                                      Securities Act Registration No. 333-111640

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

        Pre-effective Amendment No. 1 Post-effective Amendment No.
                                   --                              ------
                        (Check appropriate box or boxes)

                          AIM VARIABLE INSURANCE FUNDS
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               11 Greenway Plaza, Suite 100, Houston, Texas 77046
                 ----------------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (713) 626-1919


Name and Address of Agent for Service:    Copy to:

PETER A. DAVIDSON, ESQUIRE                MARTHA J. HAYS, ESQUIRE
A I M Advisors, Inc.                      Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza                         1735 Market Street
Suite 100                                 51st Floor
Houston, TX 77046                         Philadelphia, PA 19103


    Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

    The title of the securities being registered is AIM V.I. High Yield Fund Series I and AIM V.I. Growth Fund Series I. No filing fee is due in reliance on
Section 24(f) of the Investment Company Act of 1940.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

(INVESCO LOGO)


                          INVESCO VIF -- GROWTH FUND,


             A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.

                          11 GREENWAY PLAZA, SUITE 100


                           HOUSTON, TEXAS 77046-1173



                                                               February 26, 2004


Dear Contract Owner:


     As you may be aware, AMVESCAP PLC, the parent company of INVESCO VIF -- Growth Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.



     Shares of INVESCO VIF -- Growth Fund (the Fund) are sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Fund in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the separate account on how to vote shares of the Fund held by the separate account under your contract.


     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all retail AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all retail INVESCO Funds and the retail AIM Funds. If the redomestication of the Fund (discussed below) is not approved, A I M Distributors, Inc. will become the distributor for the Fund on April 30, 2004.

     AMVESCAP PLC also reviewed all INVESCO Funds and AIM Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. The Fund is one of the funds that AMVESCAP PLC recommended, and its Board of Directors approved, be consolidated with another fund. The attached proxy statement/prospectus seeks your approval of this consolidation.

     As part of the integration initiative, AMVESCAP PLC has recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. The Board has approved a new advisory agreement under which A I M Advisors, Inc. will serve as the investment advisor for the Fund, and a new sub-advisory agreement under which INVESCO Institutional (N.A.), Inc., an affiliate of INVESCO Funds Group, Inc., which is currently serving as the Fund's investment advisor, will serve as sub-advisor. The portfolio management team for the Fund will not change as a result of this restructuring. The attached proxy statement/prospectus seeks your approval of this new investment advisory agreement and sub-advisory agreements. If approved, this new agreement will become effective only if the proposal to consolidate the Fund is not approved.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. The Board has approved redomesticating the Fund as a series of a Delaware statutory trust. The attached proxy statement/prospectus seeks your approval of this redomestication. If approved, the redomestication of the Fund will become effective only if the proposal to consolidate the Fund is not approved.

     Finally, the independent directors of the Board believe that your interests would best be served if the INVESCO Funds and the AIM Funds had a unified board of directors/trustees. The attached proxy statement/prospectus seeks your vote in favor of the persons nominated to serve as directors.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card or voting instruction card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, with proper authorization from your life insurance company or have questions, please notify us by calling (800) 952-3502. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote.


                                          Sincerely,

                                                 /s/ ROBERT H. GRAHAM
                                          --------------------------------------
                                                     Robert H. Graham
                                                        President

                          INVESCO VIF -- GROWTH FUND,


             A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.

                          11 GREENWAY PLAZA, SUITE 100


                           HOUSTON, TEXAS 77046-1173


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 2, 2004


     We cordially invite you to attend our Special Meeting of Shareholders to:


          1. Approve an Agreement and Plan of Reorganization, and in connection therewith, the sale of all of the Fund's assets and the termination of the Fund as a designated series of the INVESCO Variable Investment Funds, Inc. ("Company") (the "Agreement"). Under the agreement:



          - all of the assets of INVESCO VIF--Growth Fund (the "Fund"), an investment portfolio of Company, will be transferred to AIM V.I. Growth Fund ("Buying Fund"), an investment portfolio of AIM Variable Insurance Funds, ("Buyer"); and



          - Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.



          2. Elect 16 directors to the Board of Directors of Company, each of whom will serve until his or her successor is elected and qualified.


          3. Approve a new investment advisory agreement with A I M Advisors, Inc. ("AIM") for the Fund.

          4. Approve a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. for the Fund.


          5. Approve an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of each series portfolio of Company as a new series portfolio of Buyer, an existing Delaware statutory trust, and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.


          6. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.


     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on April 2, 2004, at 3:00 p.m., Central Time.


     Shares of the Fund are sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Fund in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the separate account on how to vote shares of the Fund held by the separate account under your contract.

     The Board is sending this Notice of Special Meeting of Shareholders, Combined Proxy Statement and Prospectus, and proxy solicitation materials to (i) all separate accounts, which are the shareholders who owned shares of common stock in the Fund at the close of business on January 9, 2004 (the record date), and (ii) all contract owners who had their variable annuity or variable life contract values allocated to the Fund as of the close of business on January 9, 2004 and who are entitled to instruct the corresponding separate account on how to vote.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                                  /s/ KEVIN M. CAROME

                                          --------------------------------------
                                                     Kevin M. Carome
                                                        Secretary


February 26, 2004

         INVESCO VIF -- GROWTH FUND,                       AIM V.I. GROWTH FUND,
                A PORTFOLIO OF                                 A PORTFOLIO OF
               INVESCO VARIABLE                                 AIM VARIABLE
            INVESTMENT FUNDS, INC.                            INSURANCE FUNDS
         11 GREENWAY PLAZA, SUITE 100                   11 GREENWAY PLAZA, SUITE 100
          HOUSTON, TEXAS 77046-1173                      HOUSTON, TEXAS 77046-1173
                (800) 410-4246                                 (800) 410-4246


                    COMBINED PROXY STATEMENT AND PROSPECTUS

                               FEBRUARY 26, 2004



     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of INVESCO VIF -- Growth Fund. The Special Meeting will be held on April 2, 2004. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card or voting instruction card on or about February 26, 2004 to all shareholders entitled to vote.



     Each series of INVESCO Variable Investment Funds, Inc. and AIM Variable Insurance Funds are used solely as an investment vehicle for variable annuity and variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of INVESCO Variable Investment Funds, Inc. and AIM Variable Insurance Funds directly. As a contract owner of a variable annuity or variable life insurance contract that offers one or more series of INVESCO Variable Investment Funds, Inc. and AIM Variable Insurance Funds as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in a series of INVESCO Variable Investment Funds, Inc. and AIM Variable Insurance Funds.



     In accordance with current law, the life insurance company separate accounts, which are the shareholders of record of the INVESCO Variable Investment Funds, Inc., in effect, pass along their voting rights to the contract owners. Essentially, each life insurance company seeks instructions as to how its contract owners wish the life insurance company to vote the shares of the INVESCO Variable Investment Funds, Inc. (i) technically owned by the life insurance company, but (ii) beneficially owned by the contract owners. The life insurance companies communicate directly with contract owners about the procedures that the life insurance companies follow in seeking instructions and voting shares under the particular separate accounts. Each share of an investment portfolio of the INVESCO Variable Investment Funds, Inc. that a contract owner beneficially owns entitles that contract owner to one vote on each proposal set forth in this Proxy Statement/Prospectus (a fractional share has a fractional vote).



     All references in this Proxy Statement/Prospectus to "shareholder" or "shareholders" shall mean the "contract owner/separate account" or the "contract owners/separate accounts," respectively. All references in this Proxy Statement/Prospectus to "you" or "your" shall mean the "contract owner/separate account." All references in this Proxy Statement/Prospectus to "proxy card" shall mean the "proxy card" or "voting instruction card" you have received from the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Board") or from your applicable life insurance company.



     At the Special Meeting, we are asking shareholders of INVESCO VIF -- Growth Fund (your Fund) to vote on five Proposals. The first Proposal to be voted on is an Agreement and Plan of Reorganization (the "Agreement") which provides for the combination of your Fund, an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Company"), with AIM V.I. Growth Fund ("Buying Fund"), an investment portfolio of AIM Variable Insurance Funds ("Buyer") (the "Reorganization").


     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.


     The Board has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.


     Company and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Company and Buying Fund is a series of Buyer. INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to your Fund and A I M Advisors, Inc. ("AIM") serves as the investment advisor to Buying Fund. Both AIM and INVESCO are wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.


     The investment objective of Buying Fund is similar to that of your Fund. See "Comparison of Investment Objectives and Principal Strategies."


     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement and the other Proposals described below. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.


     The following documents are on file with the Securities and Exchange Commission (the "SEC"):



     - Prospectus of your Fund dated April 30, 2003, as supplemented June 12, 2003, October 21, 2003 and December 16, 2003 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated April 30, 2003 (The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus;)



     - The Prospectus of Buying Fund dated May 1, 2003, as supplemented June 12, 2003, August 18, 2003, August 20, 2003, November 20, 2003, December 12,
       2003 and December 16, 2003 (the "Buying Fund Prospectus"); and



     - Statement of Additional Information dated May 1, 2003, as revised September 1, 2003 and as supplemented October 21, 2003, and the Statement of Additional Information relating to the Reorganization dated February 26, 2004.



     - Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus; and



     - Statement of Additional Information relating to the Reorganization dated February 26, 2004, also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Company and Buyer.


     Copies of the Buying Fund Prospectus and the related Statement of Additional Information are available without charge by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 410-4246. Copies of the Selling Fund Prospectus and the related Statement of Additional Information are available without charge by writing to INVESCO Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 410-4246.

     The remaining four Proposals to be voted on are: the election of 16 directors to the Board of Directors of Company; the approval of a new advisory agreement with AIM for your Fund; the approval of a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") for your Fund; and the approval of an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of each series portfolio of Company as a new series portfolio of an existing Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation. The Board has approved the nomination of the persons set forth in this Proxy Statement/Prospectus for election as directors of Company and has approved the new advisory agreement with AIM and the new sub-advisory agreement between AIM and INVESCO Institutional. Finally, the Board has approved the Plan as being advisable.

     All five Proposals are being submitted to you to implement an integration initiative undertaken by AMVESCAP with respect to its North American mutual fund operations, which includes your Fund.


     Company has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits." If you have not received such report(s) or would like to receive an additional copy, please contact INVESCO Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 410-4246. Such report(s) will be furnished free of charge.



     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
PROPOSAL 1 -- APPROVAL OF THE AGREEMENT TO COMBINE YOUR FUND
  AND BUYING FUND...........................................    2
SUMMARY.....................................................    2
  The Reorganization........................................    2
  Comparison Fee Table and Expense Example..................    3
  Fee Table.................................................    3
  Expense Example...........................................    4
  Comparison of Performance of Your Fund and Buying Fund....    5
  INVESCO VIF -- Growth Fund................................    5
  AIM V.I. Growth Fund......................................    6
  Comparison of Service Providers...........................    9
  Comparison of Multiple Class Structures...................    9
  Comparison of Sales Charges...............................    9
  Comparison of Distribution and Purchase and Redemption
     Procedures.............................................    9
  The Board's Recommendation on Proposal 1..................   10
RISK FACTORS................................................   10
  Risks Associated with Buying Fund.........................   10
  Comparison of Risks of Buying Fund and Your Fund..........   10
INFORMATION ABOUT BUYING FUND...............................   11
  Description of Buying Fund Shares.........................   11
  Management's Discussion of Fund Performance...............   11
  Financial Highlights......................................   11
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................   11
  Terms of the Reorganization...............................   11
  The Reorganization........................................   11
  Board Considerations......................................   12
  Other Terms...............................................   13
  Federal Income Tax Consequences...........................   13
  Accounting Treatment......................................   14
RIGHTS OF SHAREHOLDERS......................................   14
  General...................................................   14
  Liability of Shareholders.................................   14
  Election of Directors/Trustees; Terms.....................   15
  Removal of Directors/Trustees.............................   15
  Meetings of Shareholders..................................   15
  Liability of Directors/Trustees and Officers;
     Indemnification........................................   16
  Dissolution and Termination...............................   16
  Voting Rights of Shareholders.............................   17
  Dissenters' Rights........................................   17
  Amendments to Organization Documents......................   17
CAPITALIZATION..............................................   18
INTERESTS OF CERTAIN PERSONS................................   18

                                                              PAGE
                                                              ----
LEGAL MATTERS...............................................   18
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND......   18
CERTAIN CIVIL PROCEEDINGS AND LAWSUITS......................   19
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   21
PROPOSAL 2 -- ELECTION OF DIRECTORS.........................   21
  Background................................................   21
  Structure of the Board of Directors.......................   21
  Nominees for Directors....................................   22
  The Board's Recommendation on Proposal 2..................   24
  Committees of the Board...................................   25
  Audit Committee...........................................   25
  Governance Committee......................................   25
  Investments Committee.....................................   26
  Valuation Committee.......................................   26
  Board and Committee Meeting Attendance....................   27
  Shareholder Communications with the Board.................   27
  Director's Compensation...................................   27
  Retirement Plan for Directors.............................   28
  Deferred Compensation Agreements..........................   29
  Officers of Company.......................................   29
  Security Ownership of Management..........................   29
  Director Ownership of Your Fund's Shares..................   29
PROPOSAL 3 -- APPROVAL OF A NEW INVESTMENT ADVISORY
  AGREEMENT.................................................   29
  Background................................................   29
  Your Fund's Current Investment Advisor....................   30
  The Proposed New Investment Advisor for Your Fund.........   30
  Positions with AIM Held by Company's Directors or
     Executive Officers.....................................   30
  Terms of the Current Advisory Agreement...................   30
  Additional Services Provided by INVESCO and its
     Affiliates.............................................   32
  Advisory Fees Charged by AIM for Similar Funds it
     Manages................................................   32
  Terms of the Proposed Advisory Agreement..................   32
  Administrative Services...................................   34
  Broker-Dealer Relationships and Affiliated Brokerage......   34
  Securities Lending........................................   34
  Payment of Expenses and Restrictions on Fees Received.....   35
  Non-Exclusivity Provisions................................   35
  Delegation................................................   36
  Limitation of Liability of AIM, Company and
     Shareholders...........................................   36
  State Law Governing the Agreement.........................   36
  Factors the Directors Considered in Approving the Advisory
     Agreement..............................................   36
  The Board's Recommendation on Proposal 3..................   39
PROPOSAL 4 -- APPROVAL OF NEW SUB-ADVISORY AGREEMENT........   39
  Background................................................   39
  The Proposed Sub-Advisor for Your Fund....................   39

                                                              PAGE
                                                              ----
  Positions with INVESCO Institutional Held by Company's
     Directors or Executive Officers........................   39
  Terms of the Proposed Sub-Advisory Agreement..............   39
  Advisory Fees Charged by INVESCO Institutional for Similar
     Types of Accounts for which it Serves as Advisor.......   40
  Factors the Directors Considered in Approving the Proposed
     Sub-Advisory Agreement.................................   41
  The Board's Recommendation on Proposal 4..................   42
PROPOSAL 5 -- APPROVAL OF THE PLAN TO REDOMESTICATE EACH
  SERIES PORTFOLIO OF COMPANY AS A NEW SERIES PORTFOLIO OF
  AIM VARIABLE INSURANCE FUNDS..............................   42
  Background................................................   42
  Reasons for the Proposed Redomestication..................   43
  What the Proposed Redomestication Will Involve............   43
  The Federal Income Tax Consequences of the
     Redomestication........................................   45
  Appraisal Rights..........................................   45
  The Trust Compared to Company.............................   45
  The Board's Recommendation on Proposal 5..................   46
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............   46
  Proxy Statement/Prospectus................................   46
  Time and Place of Special Meeting.........................   46
  Voting in Person..........................................   46
  Voting by Proxy...........................................   46
  Quorum Requirement and Adjournment........................   47
  Vote Necessary to Approve Each Proposal...................   47
  Proxy Solicitation........................................   48
  Other Matters.............................................   48
  Shareholder Proposals.....................................   48
  Ownership of Shares.......................................   48
INDEPENDENT PUBLIC ACCOUNTANTS..............................   49
  Fees Billed by PwC Related to the Company.................   49
  Fees Billed by PwC Related to INVESCO and INVESCO
     Affiliates.............................................   50



EXHIBIT A  Comparison of Principal Service Providers...................  A-1
EXHIBIT B  Classes of Shares of Your Fund and Corresponding Classes of
           Shares of Buying Fund.......................................  B-1
EXHIBIT C  Financial Highlights of Buying Fund.........................  C-1
EXHIBIT D  Shares Outstanding of Each Class of Your Fund on Record
           Date........................................................  D-1
EXHIBIT E  Ownership of Shares of Your Fund............................  E-1
EXHIBIT F  Ownership of Shares of Buying Fund..........................  F-1

APPENDIX I     Agreement and Plan of Reorganization for Your Fund (to
               Effect the Reorganization)...............................  APPENDIX I
APPENDIX II    Prospectus of Buying Fund................................  APPENDIX II
APPENDIX III   Discussion of Performance of Buying Fund.................  APPENDIX III
APPENDIX IV    Governance Committee Charter.............................  APPENDIX IV
APPENDIX V     Form of Investment Advisory Agreement with A I M
               Advisors, Inc. ..........................................  APPENDIX V
APPENDIX VI    Form of Sub-Advisory Agreement...........................  APPENDIX VI
APPENDIX VII   Agreement and Plan of Reorganization for Your Fund (to
               Effect the Redomestication)..............................  APPENDIX VII
APPENDIX VIII  Pre-Approval of Audit and Non-Audit Services Policies and
               Procedures...............................................  APPENDIX VIII



     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMINVESTMENTS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AIM INVESTMENTS, AIM INVESTMENTS AND DESIGN, MYAIM.COM, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K) AND YOUR GOALS. OUR SOLUTIONS ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.


     INVESCO, THE OPEN CIRCLE DESIGN, INVESCO FUNDS, INVESCO FUNDS GROUP, INVESCO -- YOUR GLOBAL INVESTMENT PARTNER AND YOU SHOULD KNOW WHAT INVESCO KNOWS ARE REGISTERED SERVICE MARKS OF AMVESCAP PLC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION


     Your Fund is one of 13 portfolios advised by INVESCO and Buying Fund is one of 99 portfolios advised by AIM. Proposals 1 through 5 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP, the parent company of AIM and INVESCO, with respect to its North American mutual fund operations. The primary component of AMVESCAP's integration initiative that you are being asked to vote on in this Proxy Statement/Prospectus is the:



     - Rationalizing and streamlining of the various AIM Funds and INVESCO Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing both the number of AIM Funds and INVESCO Funds will allow AIM and INVESCO to concentrate on managing their core products. The Reorganization of Selling Fund into Buying Fund is one of a number of fund reorganizations proposed by AMVESCAP as a result of this review process. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale. PROPOSAL 1 RELATES TO THIS COMPONENT OF AMVESCAP'S INTEGRATION INITIATIVE.



     - In considering the integration initiative proposed by AMVESCAP, the directors/trustees of the AIM Funds and the directors of the INVESCO Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/ trustees. PROPOSAL 2 RELATES TO THE ELECTION OF DIRECTORS OF YOUR FUND.



     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds. The idea of this component is to have AIM replace INVESCO as the AMVESCAP entity primarily responsible for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. In connection with this item, each INVESCO Fund (currently advised by INVESCO), including Buying Fund, is seeking shareholder approval to enter into a new investment advisory agreement with AIM. These changes will simplify AMVESCAP's mutual fund operations in the United States so that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds. PROPOSALS 3 AND 4 RELATE TO THIS COMPONENT OF AMVESCAP'S INTEGRATION INITIATIVE.



     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. To implement this component, each AIM Fund and each INVESCO Fund that currently is organized as a Maryland corporation is seeking shareholder approval to redomesticate as a new Delaware statutory trust, which also should provide these Funds with greater flexibility in conducting their business operations. In addition, certain series portfolios of AIM Funds with few portfolios are seeking shareholder approval to be restructured as new series portfolios of existing AIM Funds that are organized as Delaware statutory trusts. PROPOSAL 5 RELATES TO THIS COMPONENT OF AMVESCAP'S INTEGRATION INITIATIVE.



     The following additional series of actions are also being taken in connection with AMVESCAP's integration initiative. However, you are not being asked to vote on these items.



     - Using a single distributor for all AMVESCAP mutual funds in the United States. To that end, A I M Distributors, Inc., the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replaced INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology.



     YOU ARE BEING ASKED TO APPROVE PROPOSALS 2-5 SO THAT, IN THE EVENT THAT PROPOSAL 1 IS NOT APPROVED, YOUR FUND WILL STILL BE ABLE TO TAKE ADVANTAGE OF THESE OTHER BENEFITS OF AMVESCAP'S INTEGRATION. WE WILL BE UNABLE TO DETERMINE WHETHER PROPOSALS 2-5 SHOULD GO FORWARD UNTIL WE HAVE DETERMINED WHETHER PROPOSAL 1 HAS BEEN APPROVED. THEREFORE, EVEN IF YOU VOTE IN FAVOR OF PROPOSAL 1, IT IS STILL IMPORTANT THAT YOU VOTE ON PROPOSALS 2-5. FOR INFORMATION ABOUT THE SPECIAL MEETING AND VOTING ON PROPOSALS 1 THROUGH 5, SEE "INFORMATION ABOUT THE SPECIAL MEETING AND VOTING." FOR A DESCRIPTION OF THE VOTE NECESSARY TO APPROVE EACH OF PROPOSALS 1 THROUGH 5, SEE "INFORMATION ABOUT THE SPECIAL MEETING AND VOTING -- VOTE NECESSARY TO APPROVE EACH PROPOSAL."


                                 PROPOSAL 1 --

                           APPROVAL OF THE AGREEMENT
                      TO COMBINE YOUR FUND AND BUYING FUND


                                    SUMMARY


     The Board, including the independent directors, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. The Board believes that a larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs. The Board also believes that a larger combined fund should result in greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and director/trustee expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Company, a Maryland corporation. Buying Fund is a series of Buyer, a Delaware statutory trust.


     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, then:



          1. all of the assets of your Fund will be transferred to Buying Fund;



          2. Buying Fund will assume the liabilities of your Fund; and



          3. Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, (as shown on Exhibit B, to this Proxy Statement/Prospectus).



     For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."


     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Company and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.


COMPARISON FEE TABLE AND EXPENSE EXAMPLE



FEE TABLE



     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Series I and Series II shares of your INVESCO VIF -- Growth Fund ("Selling Fund") and AIM V.I. Growth Fund ("Buying Fund"). Series II shares of Selling Fund were not available as of December 31, 2003 and will not be offered for sale prior to the reorganization of Selling Fund into Buying Fund. Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. The table does not reflect fees associated when a separate account invests in the Funds or any costs associated with ownership of a variable annuity or variable life insurance contract for which the Funds are investment options, and if it did, expenses would be higher.



                                                                                                               BUYING FUND
                                           SELLING FUND                         BUYING FUND                     PRO FORMA
                                         (AS OF 12/31/03)                     (AS OF 12/31/03)                   COMBINED
                                   ----------------------------           ------------------------       ------------------------
                                   SERIES I           SERIES II           SERIES I       SERIES II       SERIES I       SERIES II
                                    SHARES            SHARES(1)            SHARES         SHARES          SHARES         SHARES
                                   --------           ---------           --------       ---------       --------       ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load)
 Imposed on Purchase (as a
 percentage of offering price)...     N/A                N/A                 N/A            N/A             N/A            N/A
Maximum Deferred Sales Charge (as
 a percentage of original
 purchase price or redemption
 proceeds, as applicable)........     N/A                N/A                 N/A            N/A             N/A            N/A
ANNUAL FUND OPERATING EXPENSES(2)
 (expenses that are deducted from
 fund assets)
Management fees..................    0.85%              0.85%               0.63%          0.63%           0.63%          0.63%
Distribution and/or Service
 (12b-1) Fees....................    None               0.25%               None           0.25%           None           0.25%
Other Expenses...................    2.25%(3)           2.25%(3)(4)         0.26%          0.26%           0.27%          0.27%
Total Annual Fund Operating
 Expenses........................    3.10%              3.35%               0.89%          1.14%           0.90%          1.15%
Fee Waiver/Expense
 Reimbursement...................    1.80%(5)(6)        1.90%(6)(7)           --             --              --             --
Net Expense......................    1.30%              1.45%               0.89%          1.14%           0.90%          1.15%


---------------


"N/A" in the table above means "not applicable."



(1) As of December 31, 2003, Selling Fund offered only one series of shares, which are referred to in this Proxy Statement/Prospectus as Series I shares. The numbers for Series II shares reflect Selling Fund's December 31, 2003 amounts, plus a 12b-1 fee of 0.25%.



(2) Figures shown in the table are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.



(3) Selling Fund has adopted new forms of administrative services and transfer agency agreements which will be effective May 1, 2004. These new forms of agreements are the same as those currently in place for Buying Fund. As a result, Selling Fund's Other Expenses have been restated to reflect the changes in fees in Selling Fund new agreements. Had Selling Fund not adopted these new forms of administrative services and transfer agency agreements, Selling Fund's Other Expenses would have been 1.58% for Series I Shares of Selling Fund and 1.58% for Series II Shares of Selling Fund. Because Selling Fund's board of directors has already approved the adoption of these new forms of agreements to go effective May 1, 2004, your vote on the items described in this Proxy Statement/Prospectus will have no impact on these changes.



(4) Other Expenses for Series II shares are based on estimated average net assets for the current fiscal year.



(5) The Fund's advisor has contractually agreed to waive fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap; (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standards Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expense related to a merger or reorganization, as approved by the Fund's board of trustees (though the expenses of the reorganization currently under consideration are being paid by the Fund's advisor); and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangement from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2005.



(6) Effective June 1, 2002, and ending immediately prior to the consummation of the merger between Selling Fund and Buying Fund which is expected to be on April 30, 2004, Selling Fund's advisor is entitled to receive reimbursement from Selling Fund for fees and expenses paid for by Selling Fund's advisor pursuant to expense limitation commitments between Selling Fund's advisor and Selling Fund if such reimbursement does not cause Selling Fund to exceed its then-current expense limitations and the reimbursement is made within three years after Selling Fund's advisor incurred the expense.



(7) The Fund's advisor and distributor have contractually agreed to waive fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.45%. In determining the advisor's and distributor's obligation to waive fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.45% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standards Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees (though the expenses of the reorganization currently under consideration are being paid by the Fund's advisor); and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2005.



EXPENSE EXAMPLE



     This Example is intended to help you compare the costs of investing in different classes of your Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of your Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above. This Example does not reflect fees associated when a separate account invests in the Funds or any costs associated with the ownership of a variable annuity contract or variable life insurance contract for which the Funds are investment options, and if it did, expenses would be higher.



     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                                        ONE    THREE    FIVE     TEN
                                                        YEAR   YEARS   YEARS    YEARS
                                                        ----   -----   ------   ------
SELLING FUND
Series I..............................................  $132   $788    $1,468   $3,285
Series II.............................................  $148   $853    $1,582   $3,511
BUYING FUND
Series I..............................................  $ 91   $284    $  493   $1,096
Series II.............................................  $116   $362    $  628   $1,386
BUYING FUND -- PRO FORMA COMBINED
Series I..............................................  $ 92   $287    $  498   $1,108
Series II.............................................  $117   $365    $  633   $1,398



     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.



     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.



COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND



     For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/ Prospectus under the heading "Certain Civil Proceedings and Lawsuits." For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.



INVESCO VIF--GROWTH FUND



     The bar chart and table shown below provide an indication of the risks of investing in your Fund. Your Fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart and performance table shown does not reflect charges at the separate account level; if they did, the performance shown would be lower.

                                    (Chart)

1998...................................................................   38.99%
1999...................................................................   29.17%
2000...................................................................  -23.24%
2001...................................................................  -44.27%
2002...................................................................  -38.94%
2003...................................................................   29.87%



     During the periods shown in the bar chart, the highest quarterly return was 33.74% (quarter ended December 31, 2001) and the lowest quarterly return was -40.41% (quarter ended September 30, 2001).



                                                                         SINCE        INCEPTION
                                                   1 YEAR   5 YEARS    INCEPTION        DATE
                                                   ------   --------   ---------      ---------
INVESCO VIF -- Growth Fund(1)....................  29.87%   (15.21)%     (6.53)%      8/22/1997
Standard & Poor's 500 Index(3)...................  28.67%    (0.57)%      4.93%(2)    8/31/1997
Russell 1000 Growth Trust Index(3)...............  29.75%    (5.11)%      2.04%(2)    8/31/1997
Lipper Large Cap Growth Index(4).................  26.96%    (5.53)%      1.28%(2)    8/31/1997


---------------


(1) Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.



(2) The Fund commenced investment operations on August 25, 1997. Index comparisons begin on August 31, 1997.



(3) The Standard & Poor's 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is the most representative index for the Fund and the Standard & Poor's 500 Index is included to provide additional comparison information. Please keep in mind that the indexes do not pay brokerage, management, or administrative expenses, all of which are paid by the Fund and are reflected in its annual return.



(4) The Lipper Large-Cap Growth Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category.



AIM V.I. GROWTH FUND



     The bar chart and table shown below provide an indication of the risks of investing in Buying Fund. Buying Fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart and performance table shown does not reflect charges at the separate account level; if they did, the performance shown would be lower.



                            (AIM VI Growth Series I)

1994...................................................................   -2.48%
1995...................................................................   34.77%
1996...................................................................   18.09%
1997...................................................................   26.87%
1998...................................................................   34.12%
1999...................................................................   35.24%
2000...................................................................  -20.49%
2001...................................................................  -33.88%
2002...................................................................  -30.97%
2003...................................................................   31.24%



     During the periods shown in the bar chart, the highest quarterly return was 27.80% (quarter ended December 31, 1998) and the lowest quarterly return was -27.44% (quarter ended March 31, 2001).



                                                                                      INCEPTION
                                                        1 YEAR   5 YEARS    10 YEAR     DATE
                                                        ------   --------   -------   ---------
AIM V.I. Growth Series I..............................  31.24%    (8.42)%    5.45%    05/5/1993
AIM V.I. Growth Series II.............................  30.88%    (8.65)%    5.20%    05/5/1993
Standard & Poor's 500 Index(1)........................  28.67%    (0.57)%   11.06%    04/30/93
Russell 1000 Growth Index(2)..........................  29.75%    (5.11)%    9.21%    04/30/93
Lipper Large-Cap Growth Fund Index(3).................  26.96%    (5.53)%    7.77%    04/30/93


---------------


(1) The Standard & Poor's 500 Index is an index of common stocks frequently used as a general measure of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.



(2) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those securities in the Russell 1000--Registered Trademark-- Index with a greater than average growth orientation. The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.



(3) The Lipper Large-Cap Growth Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P 500 Index.



     Your Fund and Buying Fund pursue similar investment objectives in that both seek long-term growth of capital, although your Fund seeks income as a secondary objective. Your Fund and Buying Fund also invest in similar types of securities. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund. The chart below shows the similarities and differences in your Fund's and Buying Fund's investment objective and strategies.



     The investment objectives or goals of your Fund are classified as fundamental, which means that the Board of Directors cannot change them without shareholder approval. The investment objective of Buying Fund is not classified as fundamental, which means that the Board of Trustees of Buyer can change it without shareholder approval. Having the ability to change the investment objective without shareholder approval allows the Board of Trustees to respond more quickly and efficiently to changing market conditions and to save Buying Fund and its shareholders money by eliminating the need to solicit proxies to obtain shareholder approval to change an investment objective to respond to changing market conditions.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and Buying Fund can be found in each Fund's Statement of Additional Information. While your Fund and Buying Fund have slightly different approaches to disclosing and characterizing these restrictions and policies, in substance your Fund and Buying Fund operate under the same general restrictions and are subject to the same general policies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.


          INVESCO VIF -- GROWTH FUND                           AIM V.I. GROWTH FUND
                  (YOUR FUND)                                      (BUYING FUND)
          --------------------------                           --------------------
                                      INVESTMENT OBJECTIVE

-    long-term capital growth and current         -    growth of capital
     income

                                      INVESTMENT STRATEGIES

-    invests at least 65% of its net assets in    -    invests in seasoned and better capitalized
     common stocks of large companies                  companies considered to have strong
                                                       earnings momentum

-    may invest in preferred stocks (which        -    in complying with the foregoing
     generally pay higher dividends than common        requirement, portfolio managers focus on
     stocks) and debt instruments that are             companies that have experienced
     convertible into common stocks, as well as        above-average growth in earnings and have
     in securities of foreign companies                excellent prospects for future growth.

                                                  -    portfolio managers consider whether to
                                                       sell a particular security when any of
                                                       these factors materially changes.

-    defines large companies as companies that    -    no corresponding strategy
     are included in the Russell
     1000--Registered Trademark-- Growth Index
     at the time of purchase, or if not
     included in that Index, have market
     capitalizations of at least $5 billion at
     the time of purchase

-    core of its investments have been            -    no corresponding strategy
     concentrated in recent years in the
     securities of five or six dozen large
     companies

-    may invest up to 25% of its assets in        -    may invest up to 25% of its total assets
     securities of non-U.S. issuers (securities        in foreign securities
     of Canadian issuers and American
     Depositary Receipts are not subject to
     this 25% limitation)

-    INVESCO actively manages and trades the      -    may engage in active and frequent trading
     portfolio

-    may invest in companies that have similar    -    no corresponding strategy
     lines of business (for example, financial
     services, health, or technology) and are
     grouped together in broad categories
     called sectors

- invests primarily in equity securities and equity-related instruments that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities

-    INVESCO seeks securities that meet the
     following standards:

          INVESCO VIF -- GROWTH FUND                           AIM V.I. GROWTH FUND
                  (YOUR FUND)                                      (BUYING FUND)
          --------------------------                           --------------------
-    Exceptional Growth: The markets and
     industries they represent are growing
     significantly faster than the economy as a
     whole

- Leadership: They are leaders, or emerging leaders, in these markets, securing their positions through technology, marketing, distribution, or some other innovative means

-    Financial validation: Their returns, in
     the form of sales unit growth, rising
     operating margins, internal funding and
     other factors, demonstrate exceptional
     growth and leadership

- "bottom up" research, focusing on company fundaments and growth prospects, and considering dividend payment records or potential future capacity to pay dividends

-    no corresponding strategy                    -    for cash management purposes, may hold a
                                                       portion of its assets in cash or cash
                                                       equivalents, including shares of
                                                       affiliated money market funds



COMPARISON OF PRINCIPAL SERVICE PROVIDERS



  A comparison of principal service providers can be found at Exhibit A.



COMPARISON OF MULTIPLE CLASS STRUCTURES



     A comparison of the share class of your Fund that is currently available to investors and the corresponding share class of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found as Exhibit A. Series II shares of Buying Fund also currently are available to investors. Series II shares of your Fund are not currently available and will not be offered for sale prior to the Reorganization. A registration statement registering the Series II shares of your Fund is expected to be filed with the SEC on or about February 13, 2004 and will become effective prior to the Reorganization. For information regarding the features of each of the share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.



COMPARISON OF SALES CHARGES



     No sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. In addition, no sales charges are applicable to Series I shares of either your Fund or Buying Fund. (No sales charges will be applicable to Series II shares of Buying Fund.) There may be, however, sales and additional other expenses, such as insurance charges and surrender charges, associated with your variable annuity or variable life contract that uses the Buying Fund, and/or the Selling Fund, as an underlying investment vehicle.



COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES


     Shares of your Fund are distributed by INVESCO Distributors, Inc., a registered broker-dealer and indirect wholly owned subsidiary of AMVESCAP. Shares of Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. If Proposal 5 is not approved, AIM Distributors will replace INVESCO Distributors, Inc. as distributor of your Fund effective April 30, 2004.


     Buying Fund has adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of its Series II shares. Buying Fund has engaged AIM Distributors to provide such services either directly or through third parties. The Fee Tables on page 3 include comparative information about the distribution and service fees payable by the Series II shares of your Fund and Buying Fund. The

Series II shares of your Fund will have the same aggregate distribution and service fees as the Series II shares of Buying Fund. The Series II shares of your Fund will have the same distribution and/or service (Rule 12b-1) fees as the Series II shares of the Buying Fund.


     The purchase and redemption procedures of your Fund and Buying Fund are substantially the same. For information regarding the purchase and redemption procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.


                                  RISK FACTORS


RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.



     To the extent the Buying Fund holds cash or cash equivalents rather than equity securities for risk management, the Buying Fund may not achieve its investment objective.



     If the seller of a repurchase agreement in which the Buying Fund invests defaults on its obligation or declares bankruptcy, the Buying Fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the Buying Fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.



COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND


     The risks associated with an investment in your Fund are similar to those described above for Buying Fund because of the similarities in their investment objectives and strategies. Set forth below is a discussion of certain risks that differ between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Your Fund is less diversified than Buying Fund. As a result, its performance is affected to a greater extent by the performance of any individual security it holds than is the performance of Buying Fund.

     Your Fund may also focus its investments in one or more sectors, resulting in the risk that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of your Fund's portfolio holdings to a particular economic sector, as compared to Buying Fund, your Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES


     Shares of Buying Fund are redeemable at their net asset value by the shareholder or by Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buying Fund. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different class-specific expenses. When issued, share of Buying Fund are fully paid and nonassessable, which means that shareholders of Buying Fund cannot be assessed additional funds to cover any liabilities of Buying Fund. Shares of Buying Fund are freely transferable. Shares of Buying Fund have no preemptive rights (rights of current shareholders to maintain a proportionate share of ownership in Buying Fund by purchasing additional shares of Buying Fund), subscription rights (rights of current shareholders to purchase additional shares of Buying Fund in an amount proportionate to their current holdings) or conversion rights (rights of current shareholders to exchange Buying Fund's shares for another security of Buying Fund at a predetermined conversion rate during a stated conversion period).


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended December 31, 2002 is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS


     For more information about Buying Fund's financial performance, see the Financial Highlights of Buying Fund at Exhibit C, which is more current than and should be read in lieu of the "Financial Highlights" section of the Buying Fund Prospectus that is attached to this Proxy Statement/Prospectus as Appendix II. The financial statements should be read in conjunction with disclosures, included in the Proxy Statement/ Prospectus under the heading "Certain Civil Proceedings and Lawsuits."


                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION


     The consummation of the Reorganization (the "Closing") is expected to occur on April 30, 2004, at 8:00 a.m., Eastern Time (the "Effective Time"). The Closing will be based on values calculated as of the close of regular trading on the New York Stock Exchange on April 29, 2004 (the "Valuation Date").



     At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for Buying Fund's account in exchange for Buying Fund's assumption of the liabilities of your Fund. Buyer shall deliver to the shareholders of your Fund a number of shares of the corresponding class of Buying Fund having an aggregate net asset value equal to the value of the net assets of your Fund. Upon delivery of your Fund's assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.



     In order for your Fund to continue to qualify as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising from undistributed investment company taxable income or net capital gain, Trust will declare one or more dividends on or before the Valuation Date. Such dividend will be payable to the shareholders of your Fund.

     Such dividend, together with all previous such dividends, shall have the effect of distributing:



     - all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 2003 and for the short taxable year beginning on January 1, 2004 and ending on the Closing; and



     - all of your Fund's net capital gain recognized in its taxable year ended December 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).



     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.


BOARD CONSIDERATIONS

     AMVESCAP initially proposed that the Board consider the Reorganization at an in-person meeting of the Board held on November 6, 2003, at which preliminary discussions of the Reorganization took place. The Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board held on December 9-10, 2003.

     Over the course of the two Board meetings, the Board received from AIM and INVESCO written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund. AIM and INVESCO also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.


     - The investment objective and principal investment strategies of your Fund and Buying Fund, noting that the objective and strategies of Buying Fund generally were similar to those of your Fund.



     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization, noting that, both before and after contractual expense limitations, the expenses of Buying Fund and the pro forma expenses of Buying Fund were less than those of your Fund as of June 30, 2003.



     - The comparative performance of your Fund and Buying Fund, noting that Buying Fund generally had superior performance to your Fund.



     - The comparative sizes of your Fund and Buying Fund, noting that Buying Fund was larger.



     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund. In that regard, the Board noted that tax issues, including the treatment of capital loss carryforwards, are of less consequence to variable fund shareholders because their shares are held in tax-deferred accounts and they are not taxed on fund distributions.



     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization


     The Board noted that AMVESCAP or one of its subsidiaries, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the two Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

     AMVESCAP initially proposed that the Board of Trustees of Buyer consider the Reorganization at an in-person meeting of the Board of Trustees held on November 6, 2003, at which preliminary discussions of the Reorganization took place. The Board of Trustees of Buyer determined that the Reorganization is in the best interests of Buying Fund and will not dilute the interests of Buying Fund shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board of Trustees held on December 9-10, 2003.

OTHER TERMS

     If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Company and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Company and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Company and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Directors of Company and the Board of Trustees of Buyer may waive without shareholder approval any default by Company or Buyer or any failure by Company or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before June 30, 2004.

FEDERAL INCOME TAX CONSEQUENCES


     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change.



     The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:



     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;



     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;



     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;



     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and



     - Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund in determining its taxable income, subject to all relevant conditions and limitations on the use of such tax benefits.



     Neither Trust nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Trust and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust or Buyer are incorrect in any material respect.



     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.



ACCOUNTING TREATMENT



     For financial statement purposes, the Reorganization will be accounted for as a combination of the funds and not as a purchase of the assets of your Fund at their current fair market values. Accordingly, the book cost of the assets of your Fund will be recorded on the financial statements of the Buying Fund using the same book cost of such assets as has been used by your Fund.



                             RIGHTS OF SHAREHOLDERS


GENERAL

     Company is a Maryland corporation. Buyer is a Delaware statutory trust. There is much that is similar between Maryland corporations and Delaware statutory trusts. For example, the responsibilities, powers and fiduciary duties of the directors of Company are substantially similar to those of the trustees of Buyer.

     There are, however, certain differences between the two forms of organization. The operations of Company, as a Maryland corporation, are governed by its Articles of Incorporation, and any restatements, amendments and supplements thereto (the "Articles of Incorporation"), and applicable Maryland law. The operations of Buyer, as a Delaware statutory trust, are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), and applicable Delaware law.

LIABILITY OF SHAREHOLDERS


     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations. However, there is a remote possibility that shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations. This might occur if the courts of another state that does not recognize the limited liability granted to shareholders by Delaware law were to apply the laws of such other state to a controversy involving the trust's obligations.



     The Declaration of Trust provides that shareholders of the Trust are not subject to any personal liability for acts or obligations of the Trust. The Declaration of Trust requires that every written agreement, obligation or other undertaking made by the Trust contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder.



     Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote. Even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.


ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     The shareholders of Buyer have elected a majority of the trustees of Buyer. Such trustees serve for the life of Buyer, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees, a majority of the trustees may appoint a successor to fill such vacancy. The right of the Board of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

REMOVAL OF DIRECTORS/TRUSTEES

     A director of Company may be removed by the affirmative vote of a majority of the holders of a majority of the outstanding shares of Company.

     A trustee of Buyer may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of Buyer.

MEETINGS OF SHAREHOLDERS

     Company is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The bylaws of Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     Buyer is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of Buyer provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of Buyer. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.


LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION



     The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law.



     Under Maryland law:



     - a corporation is permitted to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty;



     - indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings; and



     - indemnification of a corporation's directors and officers for other matters is permitted unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.



     The Declaration of Trust provides:



     - that the trustees and officers of Trust are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee; and



     - for the indemnification of Trust's trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of Trust, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.



     Under Delaware law:



     - trustees of a statutory trust are not liable to the trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument; and



     - a statutory trust is permitted to indemnify and hold harmless any trustee or other person against any and all claims and demands.



     Generally speaking, and for practical purposes, the impact of the change from Maryland law to Delaware law on liability of directors/trustees and officers will be minimized because the 1940 Act applies a certain level of liability to the directors/trustees and officers of a mutual fund by prohibiting the governing documents of the Fund from eliminating liability of directors/trustees and officers for willful misfeasance, bad faith, gross negligences or reckless disregard of duty.


DISSOLUTION AND TERMINATION

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the Declaration of Trust, Buyer or any series or class of shares of beneficial interest in Buyer may be terminated by: (1) a majority shareholder vote of Buyer or the affected series or class, respectively; or (2) if there are fewer than 100 shareholders of record of Buyer or of such terminating series or class, the trustees pursuant to written notice to the shareholders of Buyer or the affected series or class.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of Buyer or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of Buyer or one of its investment portfolios; (v) merger or consolidation of Buyer or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the Declaration of Trust; and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.


     Generally speaking, and for practical purposes, the impact of the change to Delaware law from Maryland law on shareholder voting rights will be minimized because the 1940 Act requires that shareholders vote on certain fundamental matters.


DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confers upon shareholders rights of appraisal or dissenters' rights.


AMENDMENTS TO ORGANIZATION DOCUMENTS


     Consistent with Maryland law, Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors have the power to alter, amend or repeal the bylaws of Company or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of Buyer may, without shareholder approval, amend the Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of Buyer, without approval of the majority of the shares of Buyer. The trustees have the power to alter, amend or repeal the bylaws of Buyer or adopt new bylaws at any time.

                                 CAPITALIZATION

     The following table sets forth, as of June 30, 2003, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                    PRO FORMA
                                                YOUR FUND        BUYING FUND       BUYING FUND
                                             SERIES I SHARES   SERIES I SHARES   SERIES I SHARES
                                             ---------------   ---------------   ---------------
Net Assets.................................    $5,512,095       $346,980,717      $352,492,812
Shares Outstanding.........................     1,030,225         26,967,839        27,396,099
Net Asset Value Per Share..................    $     5.35       $      12.87      $      12.87

                                                                                      PRO FORMA
                                               YOUR FUND          BUYING FUND        BUYING FUND
                                          SERIES II SHARES(1)   SERIES II SHARES   SERIES II SHARES
                                          -------------------   ----------------   ----------------
Net Assets..............................          $0               $4,636,566         $4,636,566
Shares Outstanding......................           0                  361,747            361,747
Net Asset Value Per Share...............          $0               $    12.82         $    12.82

---------------

(1) There were no shareholders of Series II Shares of your Fund as of June 30, 2003.

                          INTERESTS OF CERTAIN PERSONS


     If the Reorganization is consummated, AIM, as the investment advisor of Buying Fund, will gain approximately $5.5 million in additional assets under management (based on your Fund's net assets as of June 30, 2003), upon which AIM will receive advisory fees. AIM's advisory fees applicable to Buying Fund are set forth in the Fee Tables on page 3.


                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND


     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.


     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference: (i) see "Fund Performance" for more information about the performance of your Fund;
(ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Share Price" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund; and (v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions.

                     CERTAIN CIVIL PROCEEDINGS AND LAWSUITS


     The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and INVESCO are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING INVESCO



     On December 2, 2003 each of the SEC and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



     The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of
Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the 1940 Act. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



     The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



     The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



     No relief is being sought against your Fund or any of the other AIM or INVESCO Funds in any of these complaints.



     In addition, INVESCO has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia and the Colorado Securities Division. INVESCO has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc., and the SEC.



REGULATORY INQUIRIES CONCERNING AIM



     AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's

Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon your Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



     The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of INVESCO and AIM currently being conducted by management's outside counsel.



RESPONSE OF AMVESCAP



     AMVESCAP is seeking to resolve both the pending regulatory complaints against INVESCO alleging market timing and the ongoing market timing investigations with respect to INVESCO and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and INVESCO's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



     There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of INVESCO and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including your Fund. Your Fund has been informed by AIM and/or INVESCO that, if AIM or INVESCO is so barred, AIM or INVESCO will seek exemptive relief from the SEC to permit it to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



     In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, INVESCO, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against INVESCO described above. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and
(iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. The following list identifies such lawsuits that have been served as of February 23, 2004:



          - RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. INVESCO GLOBAL ASSET MANAGEMENT, ET AL., in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.



          - JOEL GOODMAN V. INVESCO FUNDS GROUP, INC., ET AL., in the District Court, City and County of Denver, Colorado (Case Number 03-CV-9268), filed on December 5, 2003.



          - L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP PLC, INVESCO, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003.



          - EDWARD LOWINGER AND SHARON LOWINGER V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003.



          - RICHARD RAVER V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003.



          - STEVEN B. EHRLICH, ET AL., V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003.



          - PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003.



          - LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004.



          - CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004.



     INVESCO has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation recently has ordered that efficiency will be achieved if all actions alleging market timing throughout the mutual fund industry are transferred to the District of Maryland for coordinated pretrial discovery. AIM and INVESCO have informed the AIM and INVESCO Funds that they anticipate that the Panel will issue orders to transfer actions pending against them, including the cases identified above, to the multidistrict litigation as well.



     More detailed information regarding each of the cases identified above is provided in your Fund's statement of additional information. Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against your Fund, INVESCO, AIM, AMVESCAP and related entities and individuals in the future. Information about any similar additional lawsuits will be provided in the statement of additional information.



     As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION


     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which Company and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Company's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 033-70154. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 033-57340. Such Buying Fund Prospectus is incorporated herein by reference.


     Company and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Company and Buyer (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/ Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Company and Buyer and other registrants that file electronically with the SEC.


                                 PROPOSAL 2 --

                             ELECTION OF DIRECTORS

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

     You are being asked to approve Proposal 2 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from having a combined board of directors.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board currently consists of the following five persons: Bob R. Baker, James T. Bunch, Gerald L. Lewis, Larry Soll, Ph.D. and Mark H. Williamson. Four of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of Section 2(a)(19) of the 1940 Act. One of the current directors is an "interested person" because of his business and financial relationships with Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP.

NOMINEES FOR DIRECTORS

     Company's Governance Committee (which consists solely of independent directors) has approved the nomination of each of the five current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the Governance Committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of Company, consisting of a total of 13 portfolios. Each nominee who is a current director also serves as a director or trustee of 17 of the 19 registered investment companies mentioned above, consisting of a total of 78 portfolios, that make up the AIM Funds. The business address of each nominee who is a current director is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.



     Each new nominee who serves as a director or trustee of the 19 AIM Funds a total of 99 portfolios. The business address of each nominee who is a current director is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each new nominee was recommended to Company's Governance Committee by the independent directors of Company.



     If elected, each nominee who is a current director would oversee a total of 18 registered investment companies currently comprising 91 portfolios and each new nominee would oversee a total of 20 registered investment companies currently comprising 112 portfolios.


  NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS


                              DIRECTOR        PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH         SINCE            DURING PAST 5 YEARS            OTHER DIRECTORSHIP(S) HELD
----------------------        --------        -----------------------          --------------------------
Bob R. Baker -- 1936
  Director..................    1993     Retired                            None
                                         Formerly: President and Chief
                                         Executive Officer, AMC Cancer
                                         Research Center, and Chairman and
                                         Chief Executive Officer, First
                                         Columbia Financial Corporation.
James T. Bunch -- 1942
  Director..................    2000     Co-President and Founder of        None
                                         Green, Manning & Bunch Ltd.,
                                         (investment banking firm), and
                                         Director, Policy Studies and Van
                                         Gilder Insurance Corporation
Gerald J. Lewis -- 1933
  Director..................    2000     Chairman, Lawsuit Resolution       General Chemical Group, Inc.
                                         Services (San Diego, California)
                                         Formerly Associate Justice of the
                                         California Court of Appeals
Larry Soll, Ph.D. -- 1942
  Director..................    1997     Retired.                           None

  NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON


                                   DIRECTOR           PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIP(S)
       NAME, YEAR OF BIRTH          SINCE               DURING PAST 5 YEARS                     HELD
       -------------------         --------           -----------------------           ---------------------

Mark H. Williamson(1) -- 1951....    1998     Director, President and Chief Executive   None
Director, Chairman and Executive              Officer, A I M Management Group Inc.
Vice President                                (financial services holding company);
                                              Director, Chairman and President, A I M
                                              Advisors, Inc. (registered investment
                                              advisor); Director, A I M Capital
                                              Management, Inc. (registered investment
                                              advisor) and A I M Distributors, Inc.
                                              (registered broker dealer); Director
                                              and Chairman, AIM Investment Services,
                                              Inc. (registered transfer agent), and
                                              Fund Management Company (registered
                                              broker dealer); and Chief Executive
                                              Officer, AMVESCAP PLC -- AIM Division
                                              (parent of AIM and a global investment
                                              management firm)
                                              Formerly: Director, Chairman, President
                                              and Chief Executive Officer, INVESCO
                                              Funds, Group, Inc. and INVESCO
                                              Distributors, Inc.; Chief Executive
                                              Officer, AMVESCAP PLC -- Managed
                                              Products; Chairman and Chief Executive
                                              Officer of NationsBank Advisors, Inc.;
                                              and Chairman of NationsBanc
                                              Investments, Inc.


---------------

(1) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

  NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS


                                    PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                DURING PAST 5 YEARS               OTHER DIRECTORSHIP(S) HELD
----------------------              -----------------------             --------------------------
Frank S. Bayley -- 1939.....  Of Counsel, law firm of Baker &       Badgley Funds, Inc. (registered
                              McKenzie                              investment company)
                              Formerly: Partner, law firm of
                              Baker & McKenzie
Bruce L. Crockett -- 1944...  Chairman, Crockett Technology         ACE Limited (insurance company);
                              Associates (technology consulting     and Captaris, Inc. (unified
                              company)                              messaging provider)
Albert R. Dowden -- 1941....  Director of a number of public and    Cortland Trust, Inc. (Chairman)
                              private business corporations,        (registered investment company);
                              including the Boss Group Ltd.         Annuity and Life Re (Holdings),
                              (private investment and management)   Ltd. (insurance company)
                              and Magellan Insurance Company
                              Formerly: Director, President and
                              Chief Executive Officer, Volvo
                              Group North America, Inc.; Senior
                              Vice President, AB Volvo; and
                              director of various affiliated
                              Volvo companies
Edward K. Dunn,
  Jr. -- 1935...............  Retired                               None
                              Formerly: Chairman, Mercantile
                              Mortgage Corp.; President and Chief
                              Operating Officer, Mercantile-Safe
                              Deposit & Trust Co.; and President,
                              Mercantile Bankshares Corp.

                                    PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                DURING PAST 5 YEARS               OTHER DIRECTORSHIP(S) HELD
----------------------              -----------------------             --------------------------
Jack M. Fields -- 1952......  Chief Executive Officer, Twenty       Administaff, Discovery Global
                              First Century Group, Inc.             Education Fund (non-profit)
                              (government affairs company) and
                              Texana Timber LP (sustainable
                              forestry company)
Carl Frischling -- 1937.....  Partner, law firm of Kramer Levin     Cortland Trust, Inc. (registered
                              Naftalis and Frankel LLP              investment company)
Prema
  Mathai-Davis -- 1950......  Formerly: Chief Executive Officer,    None
                              YWCA of the USA
Lewis F. Pennock -- 1942....  Partner, law firm of Pennock &        None
                              Cooper
Ruth H. Quigley -- 1935.....  Retired                               None
Louis S. Sklar -- 1939......  Executive Vice President,             None
                              Development and Operations Hines
                              Interests Limited Partnership (real
                              estate development company)



  NEW NOMINEE WHO WILL BE AN INTERESTED PERSON



                                      PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                  DURING PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
----------------------                -----------------------        --------------------------
Robert H. Graham(1) -- 1946.....  Director and Chairman, A I M       N/A
President                         Management Group, Inc.
                                  (financial services holding
                                  company); and Director and Vice
                                  Chairman, AMVESCAP PLC and
                                  Chairman of AMVESCAP PLC -- AIM
                                  Division (parent of AIM and a
                                  global investment management
                                  firm)
                                  Formerly, President and Chief
                                  Executive Officer, A I M
                                  Management Group, Inc. Director,
                                  Chairman and President, A I M
                                  Advisors, Inc. (registered
                                  investment advisor); Director
                                  and Chairman, A I M Capital
                                  Management, Inc. (registered
                                  investment advisor), A I M
                                  Distributors, Inc. (registered
                                  broker dealer), AIM Investment
                                  Services, Inc. (registered
                                  transfer agent), and Fund
                                  Management Company (registered
                                  broker dealer); and Chief
                                  Executive Officer, AMVESCAP
                                  PLC -- Managed Products


---------------

(1) Mr. Graham will be considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

COMMITTEES OF THE BOARD


     The Board currently has five standing committees: an Audit Committee, a Governance Committee, an Investments Committee a Valuation Committee and a Special Committee Related to Market Timing Issues. These five committees will remain as part of the combined Board. Prior to November 6, 2003, the Board had nine committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.


AUDIT COMMITTEE


     The Audit Committee is comprised entirely of directors who are not "interested persons" of Company as defined in Section 2(a)(19) of the 1940 Act. The current members of Company's Audit Committee are Messrs. Baker, Bunch and Soll. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by your Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between your Fund's management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of your Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) to assist the Board's oversight of your Fund's compliance with legal and regulatory requirements that relate to your Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, to pre-approve all permissible non-audit services that are provided to your Fund by its independent auditors; (vi) to pre-approve, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by your Fund's independent auditors to your Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, to prepare an audit committee report for inclusion in your Fund's annual proxy statement. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/ Prospectus under the heading "Certain Civil Proceedings and Lawsuits."


GOVERNANCE COMMITTEE

     The Governance Committee is comprised entirely of directors who are not "interested persons" of Company as defined in Section 2(a)(19) of the 1940 Act. The current member of Company's Governance Committee is Mr. Lewis. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Company at meetings called for the election of directors; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent directors and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

     After a determination by the Governance Committee that a person should be nominated as an additional director who is not an "interested person" of Company as defined in Section 2(a)(19) of the 1940 Act (a "dis-interested director"), or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a dis-interested director position on the Board, the Governance Committee will nominate a person for appointment by a majority of the dis-interested directors to add to the Board or to fill the vacancy. Prior to a meeting of the shareholders of your Fund called for the purpose of electing dis-interested directors, the Governance Committee will nominate one or more persons for election as dis-interested directors at such meeting.

     Evaluation by the Governance Committee of a person as a potential nominee to serve as a dis-interested director, including a person nominated by a shareholder, should result in the following findings by the Governance
Committee: (i) upon advice of independent legal counsel to the dis-interested directors, that the person will qualify as a dis-interested director and that the person is otherwise qualified under applicable laws and regulations to serve as a director of Company; (ii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a dis-interested director; (iii) with respect to potential nominees to serve as dis-interested director members of the Audit Committee of Company, upon advice of independent legal counsel to the dis-interested directors, that the person:
(a) is free of any material relationship with your Fund (other than as a shareholder of your Fund), either directly or as a partner, shareholder or officer of an organization that has a relationship with your Fund, (b) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any rules promulgated by the SEC that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (c) meets the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards (currently, Section 303A.06), and as set forth in rules promulgated by the SEC under the Securities Exchange Act of 1934, as amended, that are applicable to investment companies whose shares are listed for trading on a national securities exchange (currently, Rule 10A-3(b)(1)(iii));
(iv) that the person can make a positive contribution to the Board and your Fund, with consideration being given to the person's business experience, education and such other factors as the Governance Committee may consider relevant; (v) that the person is of good character and high integrity; and (vi) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committee can consider recommendations from management in its evaluation process.

     The Governance Committee will consider nominees recommended by a shareholder to serve as directors, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the chairman of the Governance Committee. The Governance Committee will evaluate nominees recommended by a shareholder to serve as directors in the same manner as they evaluate nominees identified by the Governance Committee.

     A current copy of the Governance Committee's Charter is set forth in Appendix IV.

INVESTMENTS COMMITTEE

     The current members of Company's Investments Committee are Messrs. Baker, Bunch, Lewis and Soll. The Investments Committee is responsible for: (i) overseeing INVESCO's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration.

VALUATION COMMITTEE


     The current members of Company's Valuation Committee are Messrs. Baker, Bunch, Lewis and Soll. The Valuation Committee meets on an ad hoc basis to review matters related to valuation.



  SPECIAL COMMITTEE RELATED TO MARKET TIMING ISSUES



     The current member of Company's Special Committee Relating to Market Timing Issues is Mr. Lewis. The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of your Fund and the other portfolios of Company ("market timing") and to provide guidance to special counsel for the independent directors on market timing issues and related matters between meetings of the independent directors. During the fiscal year ended December 31, 2003 the Special Committee Related to Market Timing did not meet.


BOARD AND COMMITTEE MEETING ATTENDANCE


     During the fiscal year ended December 31, 2003, the Board met 9 times, the Audit Committee met 1 time, the Governance Committee met 1 time, the Investments Committee met 1 time, the Valuation Committee and the Special Committees Related to Market Timing Issues did not meet, the former audit committee met 3 times, the former investments and management liaison committee met 3 times, the former brokerage committee met 3 times, the former derivatives committee met 3 times, the former nominating committee met 2 times, the former legal committee met 2 times, the former compensation committee, and the former executive, valuation and retirement plan committees did not meet. All of the current directors then serving attended at least 75% of the meetings of the Board or applicable Committee during the most recent fiscal year. Company is not required to and does not hold annual meetings of shareholders. Company's policy regarding Board member attendance at annual meetings of shareholders, if any, is that directors are encouraged but not required to attend such annual meetings.


SHAREHOLDER COMMUNICATIONS WITH THE BOARD


     The Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with the Board or with an individual director, that shareholder should send his, her or its communications to Ivy B. McLemore, First Vice President Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: (713) 214-1904, ivy.mclemore@aimdirectors.com, A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the individual director of Company to whom they were addressed or to the full Board, as applicable. Copies of all shareholder communications will also be distributed to the Chairs of each of Trust's Audit Committee, Governance Committee, Investments Committee and Valuation Committee, to counsel for Company and to counsel for the independent directors of Company. Counsel for Company, upon receipt of their copy of a shareholder communication, shall work for such Chairs and counsel for the independent directors to determine whether such shareholder communication should be distributed to any directors to whom it was not sent and whether and in what manner the directors should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for Company, working with the Chairs and counsel for the independent directors.



DIRECTOR'S COMPENSATION



     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer and a meeting fee component.



     Set forth below is information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2003. Directors of Company who are affiliated with INVESCO are not compensated by Company.



                                                                ESTIMATED ANNUAL
                          AGGREGATE      RETIREMENT BENEFITS      BENEFITS UPON        TOTAL COMPENSATION
                        COMPENSATION       ACCRUED BY ALL      RETIREMENT FROM ALL   FROM ALL AIM FUNDS AND
NAME OF DIRECTOR       FROM COMPANY(1)    INVESCO FUNDS(2)      INVESCO FUNDS(3)        INVESCO FUNDS(4)
----------------       ---------------   -------------------   -------------------   ----------------------
Bob R. Baker.........      $16,211              $     0              $24,131                $154,554
James T. Bunch.......       15,414                    0                    0                 138,679
Gerald J. Lewis......       15,575                    0                    0                 142,054
Larry Soll, Ph.D. ...       15,493               21,545               18,090                 140,429

---------------


(1)During the period January 1, 2003 through October 21, 2003 the vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each received compensation for serving in such capacities in addition to the compensation paid to all independent directors. Amounts shown are based on the fiscal year ended December 31, 2003.



(2)Represents estimated benefits accrued with respect to the current retirement plan and deferred retirement plan account agreement applicable to independent directors of Company, and not compensation deferred at the election of the directors. Amounts shown are based on the fiscal year ended December 31, 2003.



(3)These amounts represent the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. Amounts shown assume each director serves until his normal retirement date of age 72.



(4)As of November 25, 2003, the AIM Funds and the INVESCO Funds are considered to be part of one fund complex. All directors currently serve as directors or trustees of 17 registered investment companies advised by AIM and one registered investment company advised by INVESCO.


RETIREMENT PLAN FOR DIRECTORS


     At a meeting held on November 6, 2003, the Boards of Directors of the INVESCO Funds, including Company, adopted a new retirement plan (the "New Retirement Plan") for the directors of Company who are not affiliated with INVESCO, which was effective as of October 21, 2003. The New Retirement Plan also has been adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan includes a retirement policy as well as retirement benefits for independent directors.


     The retirement policy permits each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors may extend from time to time the retirement date of a director.

     Annual retirement benefits are available to each independent director of Company and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit also is available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan is not secured or funded by Company.

     Upon the effectiveness of the New Retirement Plan, the independent directors ceased to accrue benefits under their prior retirement plan ("Prior Retirement Plan") and deferred retirement plan account agreement ("Prior Account Agreement"). Messrs. Baker and Soll will not receive any additional benefits under the Prior Retirement Plan or the Prior Account Agreement, but will be entitled to amounts which have been previously funded under the Prior Retirement Plan or the Prior Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by Company for Messrs. Baker and Soll under the Prior Retirement Plan and the Prior Account Agreement.

DEFERRED COMPENSATION AGREEMENTS


     At a meeting held on November 6, 2003, the Boards of Directors of the INVESCO Funds, including Company, adopted new deferred compensation agreements, which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director has the option to elect to defer receipt of up to 100% of his or her compensation payable by Company, and such amounts are placed into a deferral account. The deferring directors have the option to select various INVESCO Funds and AIM Funds in which all or part of their deferral account will be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.


     The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of Company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of Company and of each other INVESCO Fund or AIM Fund from which they are deferring compensation.

OFFICERS OF COMPANY


     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Company is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.



NAME, YEAR OF BIRTH                         OFFICER
AND POSITION(S) HELD WITH COMPANY            SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------           -------   -------------------------------------------
Mark H. Williamson -- 1951
  Director, Chairman and Executive Vice
  President...............................   1998     Director, President and Chief Executive
                                                      Officer, A I M Management Group Inc.
                                                      (financial services holding company);
                                                      Director, Chairman and President, A I M
                                                      Advisors, Inc. (registered investment
                                                      advisor); Director, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor) and A I M Distributors, Inc.
                                                      (registered broker dealer); Director and
                                                      Chairman, AIM Investment Services, Inc.
                                                      (registered transfer agent), and Fund
                                                      Management Company (registered broker
                                                      dealer); and Chief Executive Officer,
                                                      AMVESCAP PLC -- AIM Division (parent of AIM
                                                      and a global investment management firm)
                                                      Formerly: Director, Chairman, President and
                                                      Chief Executive Officer, INVESCO Funds
                                                      Group, Inc. and INVESCO Distributors, Inc.;
                                                      Chief Executive Officer, AMVESCAP PLC --
                                                      Managed Products; Chairman and Chief
                                                      Executive Officer of NationsBanc Advisors,
                                                      Inc.; and Chairman of NationsBanc
                                                      Investments, Inc.

NAME, YEAR OF BIRTH                         OFFICER
AND POSITION(S) HELD WITH COMPANY            SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------           -------   -------------------------------------------
Robert H. Graham -- 1946
  President...............................   2003     Director and Chairman, A I M Management
                                                      Group Inc. (financial services holding
                                                      company); and Director and Vice Chairman,
                                                      AMVESCAP PLC and Chairman of AMVESCAP
                                                      PLC -- AIM Division (parent of AIM and a
                                                      global investment management firm)
                                                      Formerly: President and Chief Executive
                                                      Officer, A I M Management Group Inc.;
                                                      Director, Chairman and President, A I M
                                                      Advisors, Inc. (registered investment
                                                      advisor); Director and Chairman, A I M
                                                      Capital Management, Inc. (registered
                                                      investment advisor), A I M Distributors,
                                                      Inc. (registered broker dealer); AIM
                                                      Investment Services, Inc. (registered
                                                      transfer agent), and Fund Management
                                                      Company (registered broker dealer); and
                                                      Chief Executive Officer, AMVESCAP PLC --
                                                      Managed Products
Raymond R. Cunningham -- 1951
  Executive Vice President................   2001     President and Chief Executive Officer,
                                                      INVESCO Funds Group, Inc.; Chairman and
                                                      President, INVESCO Distributors, Inc.;
                                                      Senior Vice President and Chief Operating
                                                      Officer, A I M Management Group Inc.;
                                                      Senior Vice President, A I M Advisors, Inc.
                                                      and AIM Capital Management, Inc., A I M
                                                      Distributors, Inc., AIM Investment Services
                                                      Inc. and Fund Management Company
                                                      Formerly: Chief Operating Officer and
                                                      Senior Vice President, INVESCO Funds Group,
                                                      Inc. and INVESCO Distributors, Inc.; and
                                                      Senior Vice President GT Global -- North
                                                      America
Kevin M. Carome -- 1956
  Senior Vice President, Chief Legal
  Officer and Secretary...................   2003     Director, Senior Vice President, Secretary
                                                      and General Counsel, A I M Management Group
                                                      Inc. (financial services holding company)
                                                      and A I M Advisors, Inc.; and Vice
                                                      President, A I M Capital Management, Inc.,
                                                      A I M Distributors, Inc. and AIM Investment
                                                      Services, Inc; and Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and General
                                                      Counsel, Liberty Financial Companies, Inc.;
                                                      and Senior Vice President and General
                                                      Counsel, Liberty Funds Group, LLC
Robert G. Alley -- 1948
  Vice President..........................   2003     Managing Director, Chief Fixed Income
                                                      Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
Stuart W. Coco -- 1955
  Vice President..........................   2003     Managing Director and Chief Research
                                                      Officer -- Fixed Income, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.

NAME, YEAR OF BIRTH                         OFFICER
AND POSITION(S) HELD WITH COMPANY            SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------           -------   -------------------------------------------
Melville B. Cox -- 1943
  Vice President..........................   2003     Vice President and Chief Compliance
                                                      Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc; and Vice
                                                      President, AIM Investment Services, Inc.
Sidney M. Dilgren -- 1961
  Vice President and Treasurer............   2004     Vice President and Fund Treasurer, A I M
                                                      Advisors, Inc.; Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
Karen Dunn Kelley -- 1960
  Vice President..........................   2003     Managing Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc.;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
Edgar M. Larsen -- 1940
  Vice President..........................   2003     Vice President, A I M Advisors, Inc.; and
                                                      President, Chief Executive Officer and
                                                      Chief Investment Officer, A I M Capital
                                                      Management, Inc.



SECURITY OWNERSHIP OF MANAGEMENT



     To the best knowledge of Company, no directors, nominees and current executive officers of Company owned shares of common stock of any of the Funds of Company as of January 9, 2004.



DIRECTOR OWNERSHIP OF YOUR FUND'S SHARES



     As of December 31, 2003, no director or nominee beneficially owned securities in any registered investment companies overseen by the director within the AIM Funds or the INVESCO Funds complex.


                                 PROPOSAL 3 --

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund, and a new sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from a new investment advisory agreement between AIM and Company.

     The Board recommends that you approve the new advisory agreement between AIM and Company for your Fund. The Board is asking you to vote on this new agreement because Company may enter into a new advisory agreement for your Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and Company for your Fund. The form of Company's proposed Master Investment Advisory Agreement with AIM is at Appendix V.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 3, Company will also enter into a new Master Administrative Services Agreement with

AIM that will replace the current Administrative Services Agreement between Company and INVESCO, and move the provision of certain administrative services currently provided pursuant to the current advisory agreement between Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.


     If INVESCO and Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.



     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on December 9-10, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.


YOUR FUND'S CURRENT INVESTMENT ADVISOR


     INVESCO, the current investment advisor for your Fund, became the investment advisor for your Fund under the current advisory agreement on February 28, 1997. Your Fund's initial shareholder initially approved the agreement and your Fund's public shareholders have not subsequently voted on the agreement. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 15, 2003.



THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND



     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of the principal executive officer and the directors of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.



NAME                                  POSITION WITH AIM                PRINCIPAL OCCUPATION
----                                  -----------------                --------------------
Mark H. Williamson..........  Director, Chairman and President   Director, President and Chief
                                                                 Executive Officer, A I M
                                                                 Management Group Inc.; Director,
                                                                 Chairman and President, A I M
                                                                 Advisors, Inc. (registered
                                                                 investment advisor); Director,
                                                                 A I M Capital Management, Inc.
                                                                 and A I M Distributors, Inc.
                                                                 (registered broker dealer);
                                                                 Director and Chairman, AIM
                                                                 Investment Services, Inc. and
                                                                 Fund Management to Company and
                                                                 Chief Executive Officer of the
                                                                 AIM Division of AMVESCAP PLC

NAME                                  POSITION WITH AIM                PRINCIPAL OCCUPATION
----                                  -----------------                --------------------
Kevin M. Carome.............  Director, Senior Vice President,   Director, Senior Vice President,
                              General Counsel and Secretary      Secretary and General Counsel,
                                                                 A I M Management Group Inc. and
                                                                 AIM Advisors, Inc.; Vice
                                                                 President, A I M Capital
                                                                 Management Inc., A I M
                                                                 Distributors, Inc. and AIM
                                                                 Investment Services, Inc., and
                                                                 Director, Vice President and
                                                                 General Counsel, Fund Management
                                                                 Company, formerly, Senior Vice
                                                                 President and General Counsel,
                                                                 Liberty Financial Companies,
                                                                 Inc.; and Senior Vice President
                                                                 and General Counsel, Liberty
                                                                 Funds Group LLC
Dawn M. Hawley..............  Director, Senior Vice President    Director, Senior Vice President
                              and Chief Financial Officer        and Chief Financial Officer,
                                                                 A I M Management Group Inc.; Vice
                                                                 President and Treasurer, A I M
                                                                 Capital Management, Inc. and
                                                                 A I M Distributors, Inc.;
                                                                 Director, Vice President and
                                                                 Chief Financial Officer, AIM
                                                                 Investment Services, Inc.; and
                                                                 Vice President and Chief
                                                                 Financial Officer, Fund
                                                                 Management Company



POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS


     Mark H. Williamson, who is a director and/or executive officer of Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised, and calculates the net asset value of your Fund, subject to such procedures established by the Board and based upon information provided by your Fund, the custodian of your Fund or other source as designated by the Board. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the advisory agreement, as administrator, INVESCO is required to provide, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities. Pursuant to an Assignment and Assumption Agreement and Consent dated August 12, 2003, INVESCO has assigned to AIM all of its rights under its administrative service agreement with Company, and AIM has assumed all of INVESCO's obligations under such agreement.

     Under the terms of the current advisory agreement, INVESCO has no liability to Company, your Fund or to your Fund's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to Company or your Fund unless such act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the current advisory agreement.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of the directors of Company who are not interested persons of INVESCO or Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or INVESCO may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.


     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the independent directors;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of Company's counsel, in connection with litigation by or against Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.

     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.


     Company pays INVESCO out of the assets of your Fund, as full compensation for all services rendered, an advisory fee for your Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of your Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of your Fund.



            ANNUAL RATE              FISCAL                          NET FEES PAID TO            FEE WAIVERS OR
(BASED ON AVERAGE DAILY NET ASSETS)   YEAR    TOTAL NET ASSETS   INVESCO FUNDS GROUP, INC.   EXPENSE REIMBURSEMENTS
-----------------------------------  ------   ----------------   -------------------------   ----------------------
               0.85%                  2003       $6,431,583               $    0                    $49,341
               0.85%                  2002       $4,558,005               $    0                    $38,742
               0.85%                  2001       $5,010,034               $2,634                    $35,861



ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES



     INVESCO and its affiliates also provide additional services to Company and your Fund. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. Prior to October 1, 2003, INVESCO served as your Fund's transfer agent. INVESCO Distributors, Inc. currently serves as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO.



     The following chart sets forth the non-advisory fees paid by your Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.



                                          INVESCO                                                      AIM INVESTMENT
                            FISCAL    (ADMINISTRATIVE          INVESCO                INVESCO          SERVICES, INC.
NAME OF FUND                 YEAR       SERVICES)*       DISTRIBUTORS, INC.**    (TRANSFER AGENCY)    (TRANSFER AGENCY)
------------                ------    ---------------    --------------------    -----------------    -----------------
INVESCO VIF -- Growth
  Fund....................   2003         $24,248                $-0-                 $3,740               $1,260
                             2002         $21,915                $-0-                 $5,000                    0
                             2001         $22,002                $-0-                 $5,000                    0


---------------


 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.



** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.



ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES



     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as your Fund.



                                                     TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                ANNUAL RATE            FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                             (BASED ON AVERAGE      RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                 DAILY NET ASSETS)         FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------                 -----------------      ------------------   ------------------------------
AIM Aggressive Growth
  Fund..................  0.80% of the first $150     $2,330,530,569     N/A
                          million; 0.625% of the
                          excess over $150 million
AIM Capital Development
  Fund..................  0.75% of the first $350     $1,007,592,822     N/A
                          million; 0.625% of the
                          excess over $350 million

                                                     TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                ANNUAL RATE            FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                             (BASED ON AVERAGE      RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                 DAILY NET ASSETS)         FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------                 -----------------      ------------------   ------------------------------
AIM Charter Fund........  1.00% of the first $30      $3,326,279,144     Waive 0.025% on each $5
                          million; 0.75% over $30                        billion increment on net
                          million up to and                              assets over $5 billion, up to
                          including $150 million;                        a maximum waiver of 0.175% on
                          0.625% of the excess                           net assets in excess of $35
                          over $150 million                              billion
AIM Constellation
  Fund..................  1.00% of the first $30      $7,864,202,517     Waive 0.025% on each $5
                          million; 0.75% over $30                        billion increment on net
                          million up to and                              assets over $5 billion, up to
                          including $150 million;                        a maximum waiver of 0.175% on
                          0.625% of the excess                           net assets in excess of $35
                          over $150 million                              billion
AIM Dent Demographic
  Trends Fund...........  0.85% of the first $2       $  560,632,641     N/A
                          billion; 0.80% of the
                          excess over $2 billion
AIM Emerging Growth
  Fund..................  0.85% of the first $1       $  150,250,503     N/A
                          billion; 0.80% of the
                          excess over $1 billion
AIM Large Cap Growth
  Fund..................  0.75% of the first $1       $  322,636,921     N/A
                          billion; 0.70% over $1
                          billion up to and
                          including $2 billion;
                          0.625% of the excess
                          over $2 billion
AIM Mid Cap Growth
  Fund..................  0.80% of the first $1       $  218,885,325     N/A
                          billion; 0.75% of the
                          excess over $1 billion
AIM Weingarten Fund.....  1.00% of the first $30      $2,810,450,428     Waive 0.025% on each $5
                          million; 0.75% over $30                        billion increment on net
                          million up to and                              assets over $5 billion, up to
                          including $350 million;                        a maximum waiver of 0.175% on
                          0.625% of the excess                           net assets in excess of $35
                          over $350 million                              billion
AIM Global Value Fund...  0.85% of the first $1       $   19,198,623     Waive advisory fee and/or
                          billion; 0.80% of the                          reimburse expenses on Class A,
                          excess over $1 billion                         Class B and Class C to extent
                                                                         necessary to limit Total
                                                                         Operating Expenses (excluding
                                                                         interest, taxes, dividends on
                                                                         short sales, extraordinary
                                                                         items and increases in
                                                                         expenses due to expense offset
                                                                         arrangements, if any) of Class
                                                                         A shares to 2.00%

                                                     TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                ANNUAL RATE            FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                             (BASED ON AVERAGE      RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                 DAILY NET ASSETS)         FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------                 -----------------      ------------------   ------------------------------
AIM Mid Cap Basic Value
  Fund..................  0.80% of the first $1       $  106,959,173     Waive advisory fee and/or
                          billion; 0.75% over $1                         reimburse expenses on Class A,
                          billion up to and                              Class B and Class C to extent
                          including $5 billion;                          necessary to limit Total
                          0.70% of the excess over                       Operating Expenses (excluding
                          $5 billion                                     interest, taxes, dividends on
                                                                         short sales, extraordinary
                                                                         items and increases in
                                                                         expenses due to expense offset
                                                                         arrangements, if any) of Class
                                                                         A shares to 1.80%
AIM Asia Pacific Growth
  Fund..................  0.95% of the first $500     $  130,553,990     Waive advisory fee and/or
                          million; 0.90% of the                          reimburse expenses on Class A,
                          excess over $500 million                       Class B and Class C to extent
                                                                         necessary to limit Total
                                                                         Operating Expenses (excluding
                                                                         interest, taxes, dividends on
                                                                         short sales, extraordinary
                                                                         items and increases in
                                                                         expenses due to expense offset
                                                                         arrangements, if any) of Class
                                                                         A shares to 2.25%
AIM European Growth
  Fund..................  0.95% of the first $500     $  441,950,942     N/A
                          million; 0.90% of the
                          excess over $500 million
AIM Global Aggressive
  Growth Fund...........  0.90% of the first $1       $  860,034,856     N/A
                          billion; 0.85% of the
                          excess over $1 billion
AIM Global Growth Fund..  0.85% of the first $1       $  544,473,894     N/A
                          billion; 0.80% of the
                          excess over $1 billion
AIM International Growth
  Fund..................  0.95% of the first $1       $1,593,002,563     Waive 0.05% of advisory fee on
                          billion; 0.90% of the                          average net assets in excess
                          excess over $1 billion                         of $500 million

                                                     TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                ANNUAL RATE            FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                             (BASED ON AVERAGE      RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                 DAILY NET ASSETS)         FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------                 -----------------      ------------------   ------------------------------
AIM European Small
  Company Fund..........  0.95%                       $   57,864,326     Waive advisory fee and/or
                                                                         reimburse expenses on Class A,
                                                                         Class B and Class C to extent
                                                                         necessary to limit Total
                                                                         Operating Expenses (excluding
                                                                         interest, taxes, dividends on
                                                                         short sales, extraordinary
                                                                         items and increases in
                                                                         expenses due to expense offset
                                                                         arrangements, if any) of Class
                                                                         A shares to 2.00%
AIM International
  Emerging Growth Fund..  0.95%                       $  113,020,091     Waive advisory fee and/or
                                                                         reimburse expenses on Class A,
                                                                         Class B and Class C to extent
                                                                         necessary to limit Total
                                                                         Operating Expenses (excluding
                                                                         interest, taxes, dividends on
                                                                         short sales, extraordinary
                                                                         items and increases in
                                                                         expenses due to expense offset
                                                                         arrangements, if any) of Class
                                                                         A shares to 2.00%
AIM Select Equity
  Fund..................  0.80% of the first $150     $  520,709,171     N/A
                          million; 0.625% of the
                          excess over $150 million
AIM Small Cap Equity
  Fund..................  0.85%                       $  522,360,452     N/A
AIM V.I. Aggressive
  Growth Fund...........  0.80% of first $150         $  147,184,067     N/A
                          million; 0.625% of the
                          excess over $150 million
AIM V.I. Basic Value
  Fund..................  0.725% of the first $500    $  563,260,317     N/A
                          million; 0.70% of the
                          next $500 million;
                          0.675% of the next $500
                          million; 0.65% in excess
                          of $1.5 billion
AIM V.I. Capital
  Appreciation Fund.....  0.65% of first $250         $1,009,286,102     N/A
                          million; 0.60% of the
                          excess over $250 million
AIM V.I. Capital
  Development Fund......  0.75% of first $350         $  127,362,829     N/A
                          million; 0.625% of the
                          excess over $350 million

                                                     TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                ANNUAL RATE            FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                             (BASED ON AVERAGE      RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                 DAILY NET ASSETS)         FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------                 -----------------      ------------------   ------------------------------
AIM V.I. Core Equity
  Fund..................  0.65% of first $250         $1,559,283,137     N/A
                          million; 0.60% of the
                          excess over $250 million
AIM V.I. Dent
  Demographic Trends
  Fund..................  0.85% of first $2           $  124,520,653     Waive advisory fees of Series
                          billion; 0.80% of the                          I and II shares to the extent
                          excess over $2 billion                         necessary to limit the
                                                                         expenses (excluding 12b-1 plan
                                                                         fees, if any, interest, taxes,
                                                                         dividend expense on short
                                                                         sales, extraordinary items and
                                                                         increases in expenses due to
                                                                         expense offset arrangements,
                                                                         if any) of each Series to
                                                                         1.30%
AIM V.I. Growth Fund....  0.65% of first $250         $  402,336,311     N/A
                          million; 0.60% of the
                          excess over $250 million
AIM V.I. International
  Growth Fund...........  0.75% of first $250         $  301,651,602     N/A
                          million; 0.70% of excess
                          over $250 million
AIM V.I. Mid Cap Core
  Equity Fund...........  0.725% of the first $500    $  298,035,982     Waive advisory fees of Series
                          million; 0.70% of the                          I and II shares to the extent
                          next $500 million;                             necessary to limit the
                          0.675% of the next $500                        expenses (excluding 12b-1 plan
                          million; 0.65% in excess                       fees, if any, interest, taxes,
                          of $1.5 billion                                dividend expense on short
                                                                         sales, extraordinary items and
                                                                         increases in expenses due to
                                                                         expense offset arrangements,
                                                                         if any) of each Series to
                                                                         1.30%
AIM V.I. New Technology
  Fund..................  1.00%                       $   20,573,564     Waive advisory fees of Series
                                                                         I and II shares to the extent
                                                                         necessary to limit the
                                                                         expenses (excluding 12b-1 plan
                                                                         fees, if any, interest, taxes,
                                                                         dividend expense on short
                                                                         sales, extraordinary items and
                                                                         increases in expenses due to
                                                                         expense offset arrangements,
                                                                         if any) of each Series to
                                                                         1.30%

                                                     TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                ANNUAL RATE            FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                             (BASED ON AVERAGE      RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                 DAILY NET ASSETS)         FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------                 -----------------      ------------------   ------------------------------
AIM Summit Fund.........  1.00% of the first $10      $1,913,954,379     N/A
                          million; 0.75% of the
                          next $140 million;
                          0.625% in excess of $150
                          million
AIM Opportunities I
  Fund..................  Base fee of 1.00%;          $  410,567,659     N/A
                          maximum annual
                          performance adjustment
                          of +/ -- 0.75%
AIM Opportunities II
  Fund..................  Base fee of 1.50%;          $  193,904,542     N/A
                          maximum annual
                          performance adjustment
                          of +/ -- 1.00%
AIM Opportunities III
  Fund..................  Base fee of 1.50%           $  173,403,937     N/A
                          maximum annual
                          performance adjustment
                          of +/ -- 1.00%
AIM Basic Value Fund....  0.725% of first $500        $6,440,522,135     Waive advisory fees at the
                          million; 0.70% of next                         annual rate of 0.025% for each
                          $500 million; 0.675% of                        $5 billion increment, up to a
                          next $500 million; 0.65%                       maximum waiver of 0.175% on
                          of excess over $1.5                            net assets in excess of $35
                          billion                                        billion
AIM Mid Cap Core Equity
  Fund..................  0.725% on first $500        $3,084,306,540     N/A
                          million; 0.70% on next
                          $500 million; 0.675% on
                          next $500 million; 0.65%
                          on excess over $1.5
                          billion
AIM Small Cap Growth
  Fund..................  0.725% on first $500        $1,952,600,320     N/A
                          million; 0.70% on next
                          $500 million; 0.675% on
                          next $500 million; 0.65%
                          of excess over $1.5
                          billion
AIM Global Health Care
  Fund..................  0.975% on first $500        $  759,873,816     N/A
                          million; 0.95% on next
                          $500 million; 0.925% on
                          next $500 million; 0.90%
                          of excess over $1.5
                          billion

                                                     TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                ANNUAL RATE            FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                             (BASED ON AVERAGE      RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                 DAILY NET ASSETS)         FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------                 -----------------      ------------------   ------------------------------
AIM Libra Fund..........  0.85% of first $1           $   42,433,154     Expense limitation -- Limit
                          billion; 0.80% of excess                       Total Annual Operating
                          over $1 billion                                Expenses (excluding interest,
                                                                         taxes, dividend expense on
                                                                         short sales, extraordinary
                                                                         items and increases in
                                                                         expenses due to expense offset
                                                                         arrangements, if any): Class
                                                                         A, 1.80% Class B, 2.45% Class
                                                                         C, 2.45%
AIM Global Trends Fund..  0.975% on first $500        $  181,622,257     Expense limitation -- Limit
                          million; 0.95% on next                         Total Annual Operating
                          $500 million; 0.925% on                        Expenses (excluding interest,
                          next $500 million; 0.90%                       taxes, dividend expense on
                          of excess over $1.5                            short sales, extraordinary
                          billion                                        items and increases in
                                                                         expenses due to expense offset
                                                                         arrangements, if any): Class
                                                                         A, 2.00% Class B, 2.50% Class
                                                                         C, 2.50%


TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising your Funds' assets and investment research and management, subject at all times to the policies and control of the Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of Company who are not interested persons of AIM or Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.


     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual advisory fee rate proposed to be paid to A I M Advisors, Inc. by your Fund under the proposed advisory agreement is 0.85% of average daily net assets.


     If Proposal 3 is approved, Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the Board approves AIM's use of the exemptive order for Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM that the Board approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - expand provisions regarding broker-dealer relationships that are set forth in the current advisory agreement to make them consistent with similar provisions in other AIM advisory agreements;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreement with INVESCO and the proposed advisory agreement with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

ADMINISTRATIVE SERVICES

     For your Fund, the Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there be any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.


BROKER-DEALER RELATIONSHIPS AND AFFILIATED BROKERAGE


     The current advisory agreement requires INVESCO, when selecting brokers or dealers, to first obtain the most favorable execution and price for your Fund; after fulfilling this primary requirement INVESCO may consider, as secondary factors whether such firms provide statistical research and other information to INVESCO. The proposed advisory agreement specifies that AIM's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting broker-dealers to execute particular transactions, AIM will consider the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of Company's portfolio funds on a continuing basis. Accordingly, the price to your Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered by the broker-dealer. The broker-dealer relationship provisions of the current advisory agreement with INVESCO for your Fund do not specify these factors.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

SECURITIES LENDING


     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Your Fund and its shareholders may benefit from engaging in securities lending because securities lending can generate additional income for your Fund in the form of the fee that the third party borrower pays to your Fund for the use of your Fund's securities. Administrative services to be provided include:
(a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.


     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

PAYMENT OF EXPENSES AND RESTRICTIONS ON FEES RECEIVED


     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.


NON-EXCLUSIVITY PROVISIONS


     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Board has agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of Company, and that officers and directors of Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse Company for any salaries paid by Company to officers, directors and full-time employees of Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.

DELEGATION

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor. AIM currently intends to appoint INVESCO Institutional as the sub-advisor to your Fund if the shareholders approve the proposed sub-advisory agreement described in Proposal 4.


     The practical impact of this provision is that the officers and directors of AIM will not devote their full time to providing services to Company, and that they are permitted to engage in and devote time and attention to other businesses or to render services of whatever kind to other entities, including other AIM Funds.



LIMITATION OF LIABILITY OF AIM, COMPANY AND SHAREHOLDERS


     As described above under the descriptions of the terms of the current advisory agreement and the proposed advisory agreement, respectively, both agreements provide limitation of liability for the advisor. The limitation of liability provisions of the 1940 Act also apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement states that no series of Company shall be liable for the obligations of other series of Company and the liability of AIM to one series of Company shall not automatically render AIM liable to any other series of Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of Company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Board determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENT

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on December 9-10, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:


     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to your Fund, and noted that the persons providing portfolio management services to your Fund would not change if Proposals 3 and 4 are approved by shareholders. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function, the quality of AIM's investment research and AIM's equity trading operation. Based on its review of these and other factors, the Board concluded that AIM was qualified to provide investment advisory services to your Fund.



     - The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if your Fund engages in securities lending. Based on its review and comparison of the terms of the proposed advisory agreement with AIM and the current advisory agreement with

       INVESCO, the Board concluded that the range of services to be provided by AIM under the proposed advisory agreement, including the provision by AIM of certain administrative services if your Fund engages in securities lending, was appropriate.



     - Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to your Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement. Based on its review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to your Fund, including administrative, transfer agency and distribution services.



     - The performance record of your Fund. The Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund. Although INVESCO served as your Fund's investment advisor during the period over which your Fund's performance record was based, the Board compared your Fund's performance record to the performance records of funds advised by AIM with an investment objective and strategies similar to those of your Fund in reaching the conclusion that AIM is able to provide advisory and administrative services to your Fund.



     - Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fee rates that are being proposed under the proposed advisory agreement, which are set forth on Exhibit J, are the same as the advisory fee rates paid to INVESCO under the current advisory agreement. The only changes in fees are the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors, which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.


     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of your Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM. Based on its review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by your Fund to AIM under the proposed advisory agreement was not excessive.


     - The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist your Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which your Fund operates, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between Company and AIM for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.


     If approved, the proposed advisory agreement is expected to become effective on or about April 30, 2004, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve Proposal 3, the current advisory agreement with INVESCO will continue in effect for your Fund.


THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --

                     APPROVAL OF NEW SUB-ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a proposed advisory agreement under which AIM will serve as the investment advisor for your Fund, and a proposed sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from the proposed sub-advisory agreement between AIM and INVESCO Institutional.

     The Board recommends that you approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund. The Board is asking you to vote on this proposed sub-advisory agreement because the proposed sub-advisory agreement for your Fund may only be entered into with shareholder approval. The form of the proposed Master Intergroup Sub-Advisory Contract for Mutual Funds between AIM and INVESCO Institutional for your Fund is at Appendix VI.

     At an in-person meeting of the Board held on December 9-10, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed sub-advisory agreement for your Fund.

THE PROPOSED SUB-ADVISOR FOR YOUR FUND


     INVESCO Institutional is an indirect wholly owned subsidiary of AMVESCAP. A list of the names, addresses and principal occupations of the principal executive officer and directors of INVESCO Institutional (N.A.), Inc. all of whose business address is 1360 Peachtree Street, Atlanta, Georgia 30309.



                                    POSITION WITH
NAME AND ADDRESS          INVESCO INSTITUTIONAL (N.A.), INC.       PRINCIPAL OCCUPATION
----------------          ----------------------------------       --------------------
John D. Rogers..........  Director, Chairman, President and   Chief Executive Officer,
                          Chief Executive Officer             AMVESCAP PLC -- INVESCO
                                                              Division
David A. Hartley........  Director and Chief Financial        Chief Financial Officer,
                          Officer                             INVESCO Division



POSITIONS WITH INVESCO INSTITUTIONAL HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS


     None of the directors or executive officers of Company also are directors and/or officers of INVESCO Institutional.


TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT


     Under the proposed sub-advisory agreement between AIM and INVESCO Institutional, INVESCO Institutional will provide general investment advice and portfolio management to your Fund and, subject to the supervision of the directors of Company and AIM and in conformance with the stated policies of your Fund, INVESCO Institutional will manage the investment operations of your Fund. INVESCO Institutional will not only make investment decisions for your Fund, but will also place the purchase and sale orders for the portfolio transactions of your Fund. INVESCO Institutional may purchase and sell portfolio securities from and to brokers and dealers who sell shares of your Fund or provide your Fund, AIM's other clients or INVESCO Institutional's other clients with research, analysis, advice and similar services. INVESCO Institutional may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to INVESCO Institutional determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and INVESCO Institutional to your Fund and their other clients and that the total commissions or spreads paid by each fund will be reasonable in relation to the benefits to the fund over the long term.

     Specifically, INVESCO Institutional will be required to perform the following services under the proposed sub-advisory agreement:

     - To provide a continuous investment program for your Fund, including investment research and management, with respect to all of your Fund's assets in conformity with (i) Company's Articles of Incorporation, bylaws and registration statement, and (ii) the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations;

     - To determine what securities and other investments are to be purchased or sold for your Fund and the brokers and dealers through whom trades will be executed;

     - Whenever INVESCO Institutional simultaneously places orders to purchase or sell the same security on behalf of your Fund and one or more accounts advised by INVESCO Institutional, to allocate as to price and amount among all such accounts in a manner believed to be equitable to each account; and

     - To maintain all books and records with respect to the securities transactions of your Fund in compliance with the requirements of the 1940 Act and to furnish the Board and AIM with periodic and special reports as the Board or AIM reasonably may request.

     The proposed sub-advisory agreement will continue from year to year for your Fund only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of independent directors cast at a meeting called for such purpose. The proposed sub-advisory agreement is terminable on 60 days' written notice by either party thereto, by the Board, or by a vote of a majority of the outstanding voting securities of your Fund, and will terminate automatically if assigned.


     AIM proposes to pay INVESCO Institutional as full compensation for all investment advisory services rendered to your Fund, a sub-advisory fee. Such fee shall be computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last day of the next succeeding calendar month.



ADVISORY FEES CHARGED BY INVESCO INSTITUTIONAL FOR SIMILAR TYPES OF ACCOUNTS FOR WHICH IT SERVES AS ADVISOR



     The following table provides information with respect to the annual advisory fee rates paid to INVESCO Institutional (N.A.), Inc. by certain types of accounts that have a similar investment objective as your Fund.



INVESCO National Asset
   Management Division
   ("NAM")....................   NAM Division's basic annual fee is as follows:
                                 For Core Multiple Attribute Equity, Growth
                                 Multiple Attribute Equity, and Premier Growth
                                 Multiple Attribute Equity accounts, .75 of 1%
                                 of the market value of assets up to $10
                                 million, .50 of 1% of the market value of assets on the next $40 million, .40 of 1% of the market value of assets on the next $50 million, and .25 of 1% of the market value of assets above $100 million. For Mid Cap Multiple
                                 Attribute Equity and Growth Mid Cap Multiple
                                 Attribute Equity accounts, .85 of 1% of the market value of assets up to $10 million, .60 of 1% of the market value of assets on the next
                                 $40 million, .50 of 1% of the market value of assets on the next $50 million, and .35 of 1%
                                 of the market value of assets above $100 million. For balances accounts, .65 of 1% of the market value of assets up to $10 million, .40 of 1% of the market value of assets on the next $40 million, .30 of 1% of the market value of assets on the next $50 million, and .20 of 1% of the market value of assets above $100 million. The NAM Division reserves the right to negotiate fees from the above schedules.



                                 The NAM Groups serve as an advisor or
                                 sub-advisor to mutual funds. The fees for such services are negotiated separately.



FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE PROPOSED SUB-ADVISORY
AGREEMENT



     At the request of AIM and INVESCO Institutional, the Board discussed the approval of the proposed sub-advisory agreement at an in-person meeting held on December 9-10, 2003. The independent directors also discussed the approval of the proposed sub-advisory agreement with independent counsel prior to that meeting. In evaluating the proposed sub-advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund:


     - The range of sub-advisory services provided by INVESCO
       Institutional. The Board reviewed the services to be provided by INVESCO Institutional under the proposed sub-advisory agreement, and noted that, if the proposed sub-advisory agreement is approved by shareholders, the level and type of investment advisory services under the proposed sub-advisory agreement will be comparable to those currently provided by INVESCO under Company's current advisory agreement with INVESCO. Based on its review and comparison of the terms of the proposed sub-advisory agreement with INVESCO Institutional and the current advisory agreement with INVESCO, the Board concluded that the range of services to be provided by INVESCO Institutional under the proposed sub-advisory agreement was appropriate.



     - The fees payable to INVESCO Institutional for its services. The Board noted that if the proposed sub-advisory agreement is approved, INVESCO Institutional will receive compensation based on that portion of the assets of your Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on your Fund, since the fees are payable by AIM. The Board concluded that the sub-advisory fees under the proposed sub-advisory agreement, which are set forth on Exhibit L, were fair and reasonable in light of the sub-advisory services to be provided by INVESCO Institutional under the proposed sub-advisory agreement.


     - The performance record of your Fund. The Board reviewed the performance record of your Fund and noted that the same portfolio management team will be providing investment advisory services to your Fund under the proposed sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to your Fund, after considering performance information that it received during the past year from INVESCO.


     - The profitability of INVESCO Institutional. The Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the proposed sub-advisory fees are less than the advisory fees currently received by INVESCO under the current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to your Fund. Based on its review of the profitability of INVESCO Institutional's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by your Fund to INVESCO Institutional under the proposed sub-advisory agreement was not excessive.


     - The terms of the proposed agreement. The Board reviewed the terms of the proposed agreement. The Board determined that this new agreement reflects the current environment in which your Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed sub-advisory agreement is expected to become effective on or about April 30, 2004, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve both Proposals 3 and 4, the current advisory agreement with INVESCO will continue in effect for your Fund and AIM and INVESCO Institutional will not enter into the proposed sub-advisory agreement for your Fund.


THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 5 --

     APPROVAL OF THE PLAN TO REDOMESTICATE EACH SERIES PORTFOLIO OF COMPANY
           AS A NEW SERIES PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS

BACKGROUND

     Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of Company as appropriate to be redomesticated as a new series portfolio of AIM Variable Insurance Funds, an existing open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     If Proposal 1 is approved by the shareholders of your Fund, your Fund will be combined with Buying Fund and will not be redomesticated as a new series portfolio of the Trust. You are being asked to approve Proposal 5 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from redomesticating as a new series portfolio of the Trust.

     The Board has approved the Plan, which provides for a series of transactions to convert your Fund and each other series portfolio of Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). A form of the Plan relating to the proposed Redomestication is set forth in Appendix VII.

     Approval of the Plan requires the affirmative vote of a majority of the issued and outstanding shares of Company. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan with this Proxy Statement/Prospectus. The Board is soliciting the proxies of the shareholders of Company's other series portfolios to vote on the Plan with a separate proxy statement.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's Declaration of Trust differs from Company's Articles of Incorporation in certain respects that are expected to improve Company's and each Current Fund's operations. The Trust, like Company, operates as an open-end management investment company registered with the SEC under the 1940 Act. If Proposal 5 is not approved by Company's shareholders, Company will continue to operate as a Maryland corporation.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, INVESCO and the Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Articles of Incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust is governed primarily by the terms of its Declaration of Trust. In particular, the Trust has greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."


WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE


     To accomplish the Redomestication, each New Fund has been established as a series portfolio of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of each New Fund prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of the closing date of the Redomestication that will be substantially identical to that described in Proposal 3. Information on the new advisory agreement, including a description of the differences between it and Company's current advisory agreement, is set forth above under Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Approve with respect to each New Fund a new sub-advisory agreement between AIM and INVESCO with an effective date of the closing date of the Redomestication that will be substantially identical to that described in Proposal 4. Information on the new sub-advisory agreement is set forth above under Proposal 4. If Proposal 3 is not approved by shareholders of a Current Fund, Company will not approve a sub-advisory agreement between AIM and INVESCO for the corresponding New Fund.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of the closing date of the Redomestication that will be substantially identical to the new administrative services agreement with AIM that will be entered into by Company if shareholders approve Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by INVESCO Distributors, Inc.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Series II Shares of each New Fund that will be substantially identical to the corresponding Current Fund's distribution plan for the Series II Shares.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with AIM Investment Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the Redomestication.


     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits."


     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 5, Company currently contemplates that the Redomestication will be consummated on or about April 30, 2004.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  STRUCTURE OF THE TRUST

     The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Trust's fiscal year is the same as that of Company. The New Funds will not have any operations prior to the Redomestication. Initially, Company will be the sole shareholder of the New Funds.

     As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust and Amended and Restated Bylaws and applicable Delaware law rather than by Company's Articles of Incorporation and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF THE TRUST

     Subject to the provisions of the Declaration of Trust, the business of the Trust is managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

  SHARES OF THE TRUST

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement/Prospectus, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

     For a discussion of certain differences between and among Company's Articles of Incorporation and Amended and Restated Bylaws and Maryland law and the Trust's Declaration of Trust and Amended and Restated Bylaws and Delaware law, see "Rights of Shareholders" in Proposal 1 above. The foregoing discussion and the discussion under the caption "Rights of Shareholders" in Proposal 1 above is only a summary of certain differences and is not a complete description of all the differences. Shareholders should refer to the provisions of the governing documents of Company and Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Amended and Restated Bylaws of Company and of the Declaration of Trust and the Trust's Amended and Restated Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 5


     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.


     Company intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about February 26, 2004 to all shareholders entitled to vote. Shareholders of record as of the close of business on January 9, 2004 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit D.


     Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING


     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on April 2, 2004, at 3:00 p.m., Central Time.


VOTING IN PERSON


     If you do attend the Special Meeting and wish to vote in person, you must bring a letter from the insurance company that issued your variable annuity or variable life contract indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at
(800) 952-3502 if you plan to attend the Special Meeting.


VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the proposal to approve the Agreement.

     - FOR the election of all 16 nominees for director.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve a new sub-advisory agreement between AIM and INVESCO Institutional for your Fund.

     - FOR the proposal to approve the Plan.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.


     If you have given voting instructions you may revoke them only through and in accordance with the procedures of the applicable life insurance company prior to the date of the Special Meeting. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special

Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1, 3 and 4 if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2 and 5 if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present at the Special Meeting in person or by proxy.


     Abstentions will count as shares present at the Special Meeting for purposes of establishing a quorum.


     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement/Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


VOTE NECESSARY TO APPROVE EACH PROPOSAL



     Proposals 1, 3 and 4. Approval of Proposals 1, 3 and 4 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 1, 3 and 4 because approval of Proposals 1, 3 and 4 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.



     Proposal 2. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. Since the election for directors is uncontested, the plurality requirement is not a factor. In other words, each nominee needs just one vote to be elected director. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal.



     Proposal 5. Approval of Proposal 5 requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a percentage of the outstanding voting securities.


PROXY SOLICITATION


     Company will solicit proxies for the Special Meeting. Company expects to solicit proxies principally by mail, but Company may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP or one of its subsidiaries, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization, including solicitation costs.


OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, your Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement/Prospectus. To be considered for presentation at a meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of procedures that you must follow if you want to propose an individual for nomination as a director, please refer to the section of this Proxy Statement/Prospectus entitled "Proposal 2 -- Committees of the
Board -- Governance Committee."

OWNERSHIP OF SHARES


     A list of the name, address and percent ownership of each person who, as of January 9, 2004, to the knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit E.



     A list of the name, address and percent ownership of each person who, as of January 9, 2004, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit F.

                         INDEPENDENT PUBLIC ACCOUNTANTS


     The Audit Committee of the Board of Company has appointed PricewaterhouseCoopers LLP ("PwC") as Company's independent public accountants for the fiscal year ending December 31, 2004. The financial statements should be read in conjunction with the disclosure in this Proxy Statement under the heading "Certain Civil Proceedings and Lawsuits." A representative of PwC is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The Audit Committee has considered whether the provision of the services below is compatible with maintaining PwC's independence. The Audit Committee also has considered whether the provision of non-audit services that were rendered to INVESCO, and any entity controlling, controlled by or under common control with INVESCO that provides ongoing services to Company ("INVESCO Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PwC's independence. A copy of the Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures is at Appendix VIII.



FEES BILLED BY PWC RELATED TO THE COMPANY



     PwC billed Company aggregate fees for services rendered to Company for the last two fiscal years as follows:



                                                    PERCENTAGE OF FEES                         PERCENTAGE OF FEES
                                                   BILLED APPLICABLE TO                       BILLED APPLICABLE TO
                                                    NON-AUDIT SERVICES                         NON-AUDIT SERVICES
                                FEES BILLED FOR      PROVIDED IN 2003      FEES BILLED FOR      PROVIDED IN 2002
                               SERVICES RENDERED    PURSUANT TO WAIVER    SERVICES RENDERED    PURSUANT TO WAIVER
                                TO THE COMPANY       OF PRE-APPROVAL       TO THE COMPANY       OF PRE-APPROVAL
                                    IN 2003         REQUIREMENT(1)(2)          IN 2002         REQUIREMENT(1)(2)
                               -----------------   --------------------   -----------------   --------------------
Audit Fees...................      $240,566                N/A                $196,700                N/A
Audit-Related Fees(3)........      $      0                  0%               $    508                N/A
Tax Fees(4)..................      $ 37,700                  0%               $ 33,180                N/A
All Other Fees(5)............      $      0                  0%               $    811                N/A
                                   --------                                   --------
Total Fees...................      $278,266                N/A                $231,199                N/A



     PwC billed Company aggregate non-audit fees of $37,700 for the fiscal year ended 2003, and 34,499 for the fiscal year ended 2002, for non-audit services rendered to Company.

---------------


(1) Prior to May 6, 2003, Company's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.



(2) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by Company at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to Company during a fiscal year; and (iii) such services are promptly approved by Company's Audit Committee prior to the completion of the audit by the Audit Committee.



(3) Audit-Related Fees for the fiscal year ended December 31, 2003 includes fees billed for completing agreed upon procedures to report on inter-fund lending.



(4) Tax Fees for the fiscal year ended December 31, 2003 includes fees billed for reviewing tax returns. Tax fees for the fiscal year ended December 31, 2002 includes fees billed for reviewing tax returns and consultation services.



(5) All Other Fees for the fiscal year ended December 31, 2002 includes fees billed for services requested by the Company's Board related to service fees paid to affiliates.

FEES BILLED BY PWC RELATED TO INVESCO AND INVESCO AFFILIATES



     PwC billed INVESCO and INVESCO Affiliates aggregate fees for pre-approved non-audit services rendered to INVESCO and INVESCO Affiliates for the last two fiscal years as follows:



                        FEES BILLED FOR NON-                             FEES BILLED FOR NON-
                           AUDIT SERVICES                                   AUDIT SERVICES
                         RENDERED TO INVESCO      PERCENTAGE OF FEES      RENDERED TO INVESCO      PERCENTAGE OF FEES
                             AND INVESCO         BILLED APPLICABLE TO         AND INVESCO         BILLED APPLICABLE TO
                       AFFILIATES IN 2003 THAT    NON-AUDIT SERVICES    AFFILIATES IN 2002 THAT    NON-AUDIT SERVICES
                         WERE REQUIRED TO BE       PROVIDED IN 2003       WERE REQUIRED TO BE       PROVIDED IN 2002
                           PRE-APPROVED BY        PURSUANT TO WAIVER        PRE-APPROVED BY        PURSUANT TO WAIVER
                           COMPANY'S AUDIT         OF PRE-APPROVAL          COMPANY'S AUDIT         OF PRE-APPROVAL
                            COMMITTEE(1)          REQUIREMENT(2)(3)          COMMITTEE(1)          REQUIREMENT(2)(3)
                       -----------------------   --------------------   -----------------------   --------------------
Audit-Related Fees...          $      0                      0%                   N/A                     N/A
Tax Fees.............          $      0                      0%                   N/A                     N/A
All Other Fees.......          $      0                      0%                   N/A                     N/A
                               --------
Total Fees...........          $      0                    N/A                    N/A                     N/A



     PwC billed INVESCO and INVESCO Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2003, and $31,500 for the fiscal year ended 2002, for non-audit services rendered to INVESCO and INVESCO Affiliates.



     The Audit Committee also has considered whether the provision of non-audit services that were rendered to INVESCO, and any entity controlling, controlled by or under common control with INVESCO that provides ongoing services to the Registrant ("INVESCO Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PwC's independence. The Audit Committee determined that the provision of such services is compatible with PwC maintaining independence with respect the Registrant.

---------------


(1) Prior to May 6, 2003, Company's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to INVESCO and INVESCO Affiliates.



(2) Prior to May 6, 2003, Company's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.



(3) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by Company at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to Company during a fiscal year; and (iii) such services are promptly approved by Company's Audit Committee prior to the completion of the audit by the Audit Committee.

                                   EXHIBIT A
                   COMPARISON OF PRINCIPAL SERVICE PROVIDERS



     The following is a list of the current principal service providers for your Fund and Buying Fund.



                                                                 SERVICE PROVIDERS
                                       ----------------------------------------------------------------------
                                            INVESCO VIF -- GROWTH FUND             AIM V.I. GROWTH FUND
SERVICE                                             (YOUR FUND)                        (BUYING FUND)
-------                                -------------------------------------  -------------------------------
Investment Advisor                     INVESCO Funds Group, Inc.              A I M Advisors, Inc. ("AIM")
                                       ("INVESCO")*                           11 Greenway Plaza, Suite 100
                                       11 Greenway Plaza, Suite 100           Houston, Texas 77046-1173
                                       Houston, Texas 77046-1173

Distributor                            INVESCO Distributors, Inc.**           A I M Distributors, Inc.
                                       11 Greenway Plaza, Suite 100           11 Greenway Plaza, Suite 100
                                       Houston, Texas 77046-1173              Houston, Texas 77046-1173

Administrator                          INVESCO Funds Group, Inc.***           A I M Advisors, Inc.
                                       11 Greenway Plaza, Suite 100           11 Greenway Plaza, Suite 100
                                       Houston, Texas 77046-1173              Houston, Texas 77046-1173

Custodian                              State Street Bank and Trust Company    State Street Bank and Trust
                                                                              Company

Transfer Agent and Dividend            AIM Investment Services, Inc.****      AIM Investment Services, Inc.
  Disbursing Agent

Independent Auditors                   PricewaterhouseCoopers LLP             Tait, Weller & Baker


---------------


   * If the shareholders of Buying Fund approve a new investment advisory agreement with AIM, AIM will replace INVESCO as investment advisor for your Fund effective on or about April 30, 2004.



  ** If shareholders of Buyer do not approve the redomestication of Buyer's series portfolios as new series portfolios of Trust, A I M Distributors, Inc. will replace INVESCO Distributors, Inc. as distributor of your Fund effective April 30, 2004.



 *** Pursuant to an Assignment and Assumption Agreement and Consent dated August
     12, 2003, INVESCO has assigned to AIM all of its rights under its administrative service agreement with Company, and AIM has assumed all of INVESCO's obligations under such agreement. If the shareholders of Buying Fund approve a new investment advisory agreement with AIM, AIM will replace INVESCO as administrator for Buying Fund effective on or about April 30, 2004.



**** AIM Investment Services, Inc. replaced INVESCO as transfer agent and dividend disbursing agent for your Fund effective October 1, 2003.

                                                                       EXHIBIT B



                       CLASSES OF SHARES OF YOUR FUND AND


                 CORRESPONDING CLASSES OF SHARES OF BUYING FUND



                                                                CORRESPONDING
                                                              CLASSES OF SHARES
CLASSES OF SHARES OF YOUR FUND                                 OF BUYING FUND
------------------------------                                -----------------
Series I Shares                                               Series I Shares

                                                                       EXHIBIT C


                      FINANCIAL HIGHLIGHTS OF BUYING FUND

FINANCIAL HIGHLIGHTS


     The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits." Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.



     The financial highlights table is intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, independent accountants, whose report, along with the financial statements, is included in AIM Variable Insurance Fund's 2002 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting AIM Distributors at the address or telephone number on the back cover of this document.



                                                                      SERIES I
                                     --------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED                          YEAR ENDED DECEMBER 31,
                                      JUNE 30,       ----------------------------------------------------------
                                        2003           2002         2001         2000        1999        1998
                                     ----------      --------     --------     --------    --------    --------
Net asset value, beginning of
  period...........................   $  11.30       $  16.37     $  24.81     $  32.25    $  24.80    $  19.83
                                      --------       --------     --------     --------    --------    --------
Income from investment operations:
  Net investment income (loss).....      (0.01)         (0.03)(a)    (0.03)(a)     0.03        0.01(a)     0.08
                                      --------       --------     --------     --------    --------    --------
  Net gains (losses) on securities
    (both realized and
    unrealized)....................       1.58          (5.04)       (8.37)       (6.60)       8.63        6.57
                                      ========       ========     ========     ========    ========    ========
    Total from investment
      operations...................       1.57          (5.07)       (8.40)       (6.57)       8.64        6.65
                                      ========       ========     ========     ========    ========    ========
Less distributions:
  Dividends from net investment
    income.........................         --             --        (0.04)       (0.00)      (0.06)      (0.09)
                                      --------       --------     --------     --------    --------    --------
  Distributions from net realized
    gains..........................         --             --           --        (0.87)      (1.13)      (1.59)
                                      ========       ========     ========     ========    ========    ========
    Total distributions............         --             --        (0.04)       (0.87)      (1.19)      (1.68)
                                      ========       ========     ========     ========    ========    ========
Net asset value, end of period.....   $  12.87       $  11.30     $  16.37     $  24.81    $  32.25    $  24.80
                                      ========       ========     ========     ========    ========    ========
Total return(b)....................      13.89%        (30.97)%     (33.86)%     (20.49)%     35.24%      34.12%
                                      ========       ========     ========     ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted).........................   $346,981       $361,259     $601,648     $879,182    $704,096    $371,915
                                      ========       ========     ========     ========    ========    ========
Ratio of expenses to average net
  assets...........................       0.89%(c)       0.91%        0.88%        0.83%       0.73%       0.72%
                                      ========       ========     ========     ========    ========    ========
Ratio of net investment income
  (loss) to average net assets.....      (0.14)%(c)     (0.21)%      (0.17)%       0.11%       0.04%       0.41%
                                      ========       ========     ========     ========    ========    ========
Portfolio turnover rate(d).........         58%           195%         239%         162%        101%        133%
                                      ========       ========     ========     ========    ========    ========


---------------

(a)  Calculated using average shares outstanding.

(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.

(c) Ratios are annualized and based on average daily net assets of $344,155,659.


(d)  Not annualized for periods less than one year.

                                   EXHIBIT D
          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE


     As of January 9, 2004, there were the following number of shares outstanding of each class of your Fund:


INVESCO VIF -- Growth Fund..................................  1,044,928.20

                                                                       EXHIBIT E


                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of January 9, 2004, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


INVESCO VIF GROWTH FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD
-------------------                                           ----------------   ----------------
NATIONWIDE INSURANCE CO.....................................     538,456.37            51.53%**
  IPO PORTFOLIO ACCOUNTING
  PO BOX 182029
  COLUMBUS OH 43218-2029

WESTERN RESERVE LIFE ASSURANCE..............................     375,273.59            35.91%**
  ATTN FMG ACCOUNTING MS 4410
  4333 EDGEWOOD RD NE
  CEDAR RAPIDS IA 52499-0001

SAGE LIFE ASSURANCE OF AMERICA..............................     120,104.81            11.49%
  VARIABLE ANNUITY
  969 HIGH RIDGE RD STE 200
  STAMFORD CT 06905-1608


---------------

 * Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.


** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

                                                                       EXHIBIT F


                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of January 9, 2004, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


AIM V.I. GROWTH FUND



                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
ALLSTATE LIFE INSURANCE CO
  ATTN FINANCIAL CONTROL -- CIGNA
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  3,170,696.64           N/A      12.00%         N/A

GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  3,084,545.39           N/A      11.68%         N/A

GLENBROOK LIFE & ANNUITY CO
  VA 1 AND SPVL ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  1,776,998.34           N/A       6.73%         N/A

ING USA ANNUITY AND LIFE INS CO
  1475 DUNWOODY DRIVE
  WEST CHESTER PA 19380-1478..................           N/A    198,866.65        N/A        29.23%

ING LIFE INSURANCE AND ANNUITY CO
  CONVEYOR TN41
  151 FARMINGTON AVE
  HARTFORD CT 06156-0001......................  3,703,553.14           N/A      14.02%         N/A

LINCOLN LIFE
  FLEXIBLE PREMIUM VARIABLE LIFE ACCT
  M/VUL-1 SA-M
  ATTN KAREN GERKE
  1300 CLINTON ST
  MAIL STOP 4CO1
  FORT WAYNE IL 46802-3518....................  3,530,338.62           N/A      13.37%         N/A

SUN LIFE FINANCIAL
  RETIREMENT PRODUCTS & SERVICES
  PO BOX 9134
  WELLESLEY HILLS, MA 02481-9134..............  2,475,578.68           N/A       9.37%         N/A

SUN LIFE FINANCIAL
  P.O. BOX 9137
  WELLESLEY HILLS MA 02481-9137...............           N/A     37,957.01        N/A         5.58%

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
THE LINCOLN NATIONAL LIFE INS CO
  ATTN SHIRLEY SMITH
  1300 SOUTH CLINTON STREET
  FORT WAYNE IN 46802-3506....................           N/A    327,988.89        N/A        48.20%

PRINCIPAL LIFE INSURANCE COMPANY
  ATTN: CHAD NICHOLS G-008-N20
  711 HIGH STREET
  DES MOINES, IA 50392-0002...................  1,370,661.72           N/A       5.18%         N/A

THE GUARDIAN LIFE INS. CO.
  ATTN PAUL IANNELLI
  3900 BURGESS PLACE
  EQUITY ACCOUNTING 3-S
  BETHLEHEM PA 18017-9097.....................           N/A     43,722.15        N/A         6.43%


---------------

* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I


                                   AGREEMENT


                                      AND


                             PLAN OF REORGANIZATION


                                      FOR


                           INVESCO VIF -- GROWTH FUND


                            A SEPARATE PORTFOLIO OF


                    INVESCO VARIABLE INVESTMENT FUNDS, INC.


                               DECEMBER 10, 2003

                               TABLE OF CONTENTS


                                                                                 PAGE
                                                                                 ----
ARTICLE 1         DEFINITIONS.................................................    I-1
  Section 1.1.    Definitions.................................................    I-1
ARTICLE 2         TRANSFER OF ASSETS..........................................    I-4
  Section 2.1.    Reorganization of Selling Fund..............................    I-4
  Section 2.2.    Computation of Net Asset Value..............................    I-4
  Section 2.3.    Valuation Date..............................................    I-4
  Section 2.4.    Delivery....................................................    I-4
  Section 2.5.    Termination of Series and Redemption of Selling Fund            I-5
                  Shares......................................................
  Section 2.6.    Issuance of Buying Fund Shares..............................    I-5
  Section 2.7.    Investment Securities.......................................    I-5
  Section 2.8.    Liabilities.................................................    I-5
ARTICLE 3         REPRESENTATIONS AND WARRANTIES OF SELLER....................    I-6
  Section 3.1.    Organization; Authority.....................................    I-6
  Section 3.2.    Registration and Regulation of Seller.......................    I-6
  Section 3.3.    Financial Statements........................................    I-6
  Section 3.4.    No Material Adverse Changes; Contingent Liabilities.........    I-6
  Section 3.5.    Selling Fund Shares; Business Operations....................    I-6
  Section 3.6.    Accountants.................................................    I-7
  Section 3.7.    Binding Obligation..........................................    I-7
  Section 3.8.    No Breaches or Defaults.....................................    I-7
  Section 3.9.    Authorizations or Consents..................................    I-7
  Section 3.10.   Permits.....................................................    I-8
  Section 3.11.   No Actions, Suits or Proceedings............................    I-8
  Section 3.12.   Contracts...................................................    I-8
  Section 3.13.   Properties and Assets.......................................    I-8
  Section 3.14.   Taxes.......................................................    I-8
  Section 3.15.   Benefit and Employment Obligations..........................    I-9
  Section 3.16.   Brokers.....................................................    I-9
  Section 3.17.   Voting Requirements.........................................    I-9
  Section 3.18.   State Takeover Statutes.....................................    I-9
  Section 3.19.   Books and Records...........................................    I-9
  Section 3.20.   Prospectus and Statement of Additional Information..........    I-9
  Section 3.21.   No Distribution.............................................    I-9
  Section 3.22.   Liabilities of Selling Fund.................................    I-9
  Section 3.23.   Value of Shares.............................................   I-10
  Section 3.24.   Shareholder Expenses........................................   I-10
  Section 3.25.   Intercompany Indebtedness; Consideration....................   I-10
ARTICLE 4         REPRESENTATIONS AND WARRANTIES OF BUYER.....................   I-10
  Section 4.1.    Organization; Authority.....................................   I-10
  Section 4.2.    Registration and Regulation of Buyer........................   I-10
  Section 4.3.    Financial Statements........................................   I-10
  Section 4.4.    No Material Adverse Changes; Contingent Liabilities.........   I-10

                                                                                 PAGE
                                                                                 ----
  Section 4.5.    Registration of Buying Fund Shares..........................   I-11
  Section 4.6.    Accountants.................................................   I-11
  Section 4.7.    Binding Obligation..........................................   I-11
  Section 4.8.    No Breaches or Defaults.....................................   I-11
  Section 4.9.    Authorizations or Consents..................................   I-12
  Section 4.10.   Permits.....................................................   I-12
  Section 4.11.   No Actions, Suits or Proceedings............................   I-12
  Section 4.12.   Taxes.......................................................   I-12
  Section 4.13.   Brokers.....................................................   I-13
  Section 4.14.   Representations Concerning the Reorganization...............   I-13
  Section 4.15.   Prospectus and Statement of Additional Information..........   I-13
  Section 4.16.   Value of Shares.............................................   I-13
  Section 4.17.   Intercompany Indebtedness; Consideration....................   I-14
ARTICLE 5         COVENANTS...................................................   I-14
  Section 5.1.    Conduct of Business.........................................   I-14
  Section 5.2.    Announcements...............................................   I-14
  Section 5.3.    Expenses....................................................   I-14
  Section 5.4.    Further Assurances..........................................   I-14
  Section 5.5.    Notice of Events............................................   I-14
  Section 5.6.    Access to Information.......................................   I-15
  Section 5.7.    Consents, Approvals and Filings.............................   I-15
  Section 5.8.    Submission of Agreement to Shareholders.....................   I-15
ARTICLE 6         CONDITIONS PRECEDENT TO THE REORGANIZATION..................   I-15
  Section 6.1.    Conditions Precedent of Buyer...............................   I-15
  Section 6.2.    Mutual Conditions...........................................   I-16
  Section 6.3.    Conditions Precedent of Seller..............................   I-17
ARTICLE 7         TERMINATION OF AGREEMENT....................................   I-17
  Section 7.1.    Termination.................................................   I-17
  Section 7.2.    Survival After Termination..................................   I-17
ARTICLE 8         MISCELLANEOUS...............................................   I-17
  Section 8.1.    Survival of Representations, Warranties and Covenants.......   I-17
  Section 8.2.    Governing Law...............................................   I-18
  Section 8.3.    Binding Effect, Persons Benefiting, No Assignment...........   I-18
  Section 8.4.    Obligations of Buyer and Seller.............................   I-18
  Section 8.5.    Amendments..................................................   I-18
  Section 8.6.    Enforcement.................................................   I-18
  Section 8.7.    Interpretation..............................................   I-18
  Section 8.8.    Counterparts................................................   I-18
  Section 8.9.    Entire Agreement; Exhibits and Schedules....................   I-18
  Section 8.10.   Notices.....................................................   I-19
  Section 8.11.   Representations by Seller Investment Adviser................   I-19
  Section 8.12.   Representations by Buyer Investment Adviser.................   I-19
  Section 8.13.   Successors and Assigns; Assignment..........................   I-19

Exhibit A         Excluded Liabilities of Selling Fund
Schedule 2.1      Classes of Shares of Selling Fund and Corresponding Classes
                  of Shares of Buying Fund
Schedule 3.4      Certain Contingent Liabilities of Selling Fund
Schedule 3.5(d)   Permitted Redomestications of Funds
Schedule 4.4      Certain Contingent Liabilities of Buying Fund
Schedule 4.5(a)   Portfolios of Buyer
Schedule 4.5(b)   Classes of Shares of Buying Fund and Number of Shares of
                  Each Class Buyer is Authorized to Issue
Schedule 5.1      Permitted Combinations of Funds
Schedule 6.2(g)   Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of December 10, 2003 (this "Agreement"), by and among INVESCO Variable Investment Funds, Inc., a Maryland corporation ("Seller"), acting on behalf of INVESCO VIF -- Growth Fund ("Selling Fund"), a separate series of Seller, AIM Variable Insurance Funds, a Delaware statutory trust ("Buyer"), acting on behalf of AIM V.I. Growth Fund ("Buying Fund"), a separate series of Buyer, A I M Advisors, Inc., a Delaware corporation, and INVESCO Funds Group, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to separate accounts of life insurance companies to support investments under variable annuities and variable life insurance contracts issued by such companies; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to separate accounts of life insurance companies to support investments under variable annuities and variable life insurance contracts issued by such companies; and

     WHEREAS, Buyer Investment Adviser (as defined below) provides investment advisory services to Buyer; and

     WHEREAS, Seller Investment Adviser (as defined below) provides investment advisory services to Seller; and

     WHEREAS, Selling Fund desires to provide for its reorganization through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller, Buyer, Buyer Investment Adviser and Seller Investment Adviser agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

          "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

          "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

          "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

          "Applicable Law" means the applicable laws of the state in which each of Buyer and Seller has been organized and shall include, as applicable, the Maryland General Corporation Law and the Delaware Statutory Trust Act.

          "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

          "Buyer" means AIM Variable Insurance Funds, a Delaware statutory trust.

          "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

          "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

          "Buyer Investment Adviser" means A I M Advisors, Inc.

          "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 033-57340.

          "Buying Fund" means AIM V.I. Growth Fund, a separate series of Buyer.

          "Buying Fund Auditors" means Tait, Weller & Baker.

          "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended December 31, 2003.

          "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

          "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

          "Closing Date" means April 30, 2004, or such other date as the parties may mutually agree upon.

          "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

          "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

          "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

          "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, the Charter, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

          "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

          "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

          "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

          "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

          "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

          "NYSE" means the New York Stock Exchange.

          "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

          "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

          "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

          "Required Shareholder Vote" means the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of Selling Fund.

          "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

          "Seller" means INVESCO Variable Investment Funds, Inc., a Maryland corporation.

          "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

          "Seller Investment Adviser" means INVESCO Funds Group, Inc.

          "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 033-70154.

          "Selling Fund" means INVESCO VIF -- Growth Fund, a separate series of Seller.

          "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

          "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended December 31, 2003.

          "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

          "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

          "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

          "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

          "Termination Date" means June 30, 2004, or such later date as the parties may mutually agree upon.

          "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

          "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer

Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5.  Termination of Series and Redemption of Selling Fund
Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing Date, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Charter and the Maryland General Corporation Law; provided, however, that the termination of Selling Fund as a designated series of Seller and the redemption of the outstanding shares of Selling Fund shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date. All issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3


                    REPRESENTATIONS AND WARRANTIES OF SELLER


     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:


     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.



     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.



     Section 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.



     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.


     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund; provided, however, that this Section 3.5(d) shall not preclude any of the redomestications of funds set forth on Schedule 3.5(d).

     (e) Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.


     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).


     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary corporate or trust action, as applicable, on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.


     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 2003 and for the short taxable year beginning on January 1, 2004 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended December 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) Selling Fund is aware of no information that would indicate that (i) Selling Fund has, or ever had, any shareholder that is not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the Treasury Regulations, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of the Treasury Regulations; (ii) any public investor is participating or has ever participated in Selling Fund through such a segregated asset account other than through the purchase of variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of the Treasury Regulations; and (iii) Selling Fund satisfies, and at all times during its existence has satisfied, the percentage diversification tests contained in Section 1.817-5(b)(1)(i) and (ii) of the Treasury Regulations.

     SECTION 3.15. Benefit and Employment Obligations. As of the Closing Date, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.


     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.



     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject.


     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.



     SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.



     SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.


                                   ARTICLE 4


                    REPRESENTATIONS AND WARRANTIES OF BUYER


     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:


     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.



     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.



     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.



     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on
Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) The shares of Buyer are divided into those portfolios, including Buying Fund, that are set forth on Schedule 4.5(a).


     (b) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(b). Under its Governing Documents, Buyer is authorized to issue the number of shares of each such class that is set forth on Schedule 4.5(b).


     (c) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (d) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Seller for inclusion in the Combined Proxy Statement/Prospectus.

     (f) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.


     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.



     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).



     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary corporate or trust action, as applicable, on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject;
(B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.



     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.



     SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.


     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.


     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.


     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) Buyer has no plan or intention to reacquire any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the redomestications of funds set forth on Schedule 3.5(d).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the redomestications of funds set forth on Schedule 3.5(d).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund or any person related to Buying Fund to acquire or redeem any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     (e) Buying Fund is aware of no information that would indicate that (i) Buying Fund has, or ever had, any shareholder that it not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the Treasury Regulations, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of the Treasury Regulations; (ii) any public investor is participating or has ever participated in Buying Fund through such a segregated asset account other than through the purchase of a variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of the Treasury Regulations; and (iii) Buying Fund satisfies, and at all times during its existence has satisfied, the percentage diversification tests contained in Section 1.817-5(b)(1)(i) and (ii) of Treasury Regulations.


     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.



     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.


                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the redomestications of funds set forth on
Schedule 3.5(d) or any of the combinations of funds set forth on Schedule 5.1.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the redomestications of funds set forth on
Schedule 3.5(d) or any of the combinations of funds set forth on Schedule 5.1.

     SECTION 5.2. Announcements. Seller and Buyer shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither Seller nor Buyer shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. AMVESCAP PLC or one of its subsidiaries, on behalf of either Buyer Investment Adviser or Seller Investment Adviser, shall bear the costs and expenses incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information.

     (a) Seller will, during regular business hours and on reasonable prior notice, allow Buyer and its authorized representatives reasonable access to the books and records of Seller pertaining to the assets of Selling Fund and to officers of Seller knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Seller.

     (b) Buyer will, during regular business hours and on reasonable prior notice, allow Seller and its authorized representatives reasonable access to the books and records of Buyer pertaining to the assets of Buying Fund and to officers of Buyer knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Buyer.

     SECTION 5.7. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Maryland General Corporation Law, the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Directors/Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, Seller Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Seller Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between Seller Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Each of Buying Fund and Selling Fund will have satisfied the investment diversification requirements of Section 817(h) of the Code for all taxable quarters since its inception, including the last short taxable period of Selling Fund ending on the Closing Date and taxable quarter of Buying Fund that includes the Closing Date.

     (g) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(g).

In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

          (a) by mutual written consent of Seller and Buyer; or

          (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

             (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

             (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the

Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund.


     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.



     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.



     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.



     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.



     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):


     (a) If to Seller:

       INVESCO Variable Investment Funds, Inc.
       11 Greenway Plaza, Suite 100
       Houston, TX 77046-1173
       Attn: Kevin M. Carome

       with a copy to:

       Ballard Spahr Andrews & Ingersoll, LLP
       1735 Market Street, 51st Floor
       Philadelphia, PA 19103-7599
       Attn: Martha J. Hays

     (b) If to Buyer:

        AIM Variable Insurance Funds
        11 Greenway Plaza, Suite 100
        Houston, TX 77046-1173
        Attn: Kevin M. Carome

        with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, PA 19103-7599
        Attn: Martha J. Hays


     SECTION 8.11. Representations by Seller Investment Adviser. In its capacity as investment adviser to Seller, Seller Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of Seller Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.



     SECTION 8.12. Representations by Buyer Investment Adviser. In its capacity as investment adviser to Buyer, Buyer Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.12, the best knowledge standard shall be deemed to mean that the officers of Buyer Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.



     SECTION 8.13. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted redomestications of funds set forth on Schedule 3.5(d).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                          INVESCO VARIABLE INVESTMENT FUNDS,
                                          INC.,


                                          acting on behalf of INVESCO
                                          VIF -- GROWTH FUND


                                          By:
                                            ------------------------------------


                                          AIM VARIABLE INSURANCE FUNDS, acting
                                          on


                                          behalf of AIM V.I. GROWTH FUND


                                          By:
                                            ------------------------------------


                                          A I M ADVISORS, INC.


                                          By:
                                            ------------------------------------


                                          INVESCO FUNDS GROUP, INC.


                                          By:
                                            ------------------------------------

                                                                       EXHIBIT A


                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                                                    SCHEDULE 2.1

                     CLASSES OF SHARES OF SELLING FUND AND
                 CORRESPONDING CLASSES OF SHARES OF BUYING FUND

      CLASSES OF SHARES OF SELLING FUND        CORRESPONDING CLASSES OF SHARES OF BUYING FUND
      ---------------------------------        ----------------------------------------------
         INVESCO VIF -- Growth Fund                        AIM V.I. Growth Fund
               Series I Shares                                Series I Shares
              Series II Shares                               Series II Shares

                                                                    SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                                                 SCHEDULE 3.5(d)

                      PERMITTED REDOMESTICATIONS OF FUNDS


SERIES OF INVESCO VARIABLE INVESTMENT FUNDS, INC.  CORRESPONDING SERIES OF AIM VARIABLE INSURANCE FUNDS
             (EACH A "CURRENT FUND")                               (EACH A "NEW FUND")
-------------------------------------------------  ----------------------------------------------------
INVESCO VIF -- Core Equity Fund                    INVESCO VIF -- Core Equity Fund
INVESCO VIF -- Dynamics Fund                       INVESCO VIF -- Dynamics Fund
INVESCO VIF -- Financial Services Fund             INVESCO VIF -- Financial Services Fund
INVESCO VIF -- Growth Fund                         INVESCO VIF -- Growth Fund
INVESCO VIF -- Health Sciences Fund                INVESCO VIF -- Health Sciences Fund
INVESCO VIF -- High Yield Fund                     INVESCO VIF -- High Yield Fund
INVESCO VIF -- Leisure Fund                        INVESCO VIF -- Leisure Fund
INVESCO VIF -- Real Estate Opportunity Fund        INVESCO VIF -- Real Estate Opportunity Fund
INVESCO VIF -- Small Company Growth Fund           INVESCO VIF -- Small Company Growth Fund
INVESCO VIF -- Technology Fund                     INVESCO VIF -- Technology Fund
INVESCO VIF -- Telecommunications Fund             INVESCO VIF -- Telecommunications Fund
INVESCO VIF -- Total Return Fund                   INVESCO VIF -- Total Return Fund
INVESCO VIF -- Utilities Fund                      INVESCO VIF -- Utilities Fund

                                                                    SCHEDULE 4.4

                 CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                                                 SCHEDULE 4.5(a)

                              PORTFOLIOS OF BUYER

AIM V.I. Aggressive Growth Fund

AIM V.I. Balanced Fund

AIM V.I. Basic Value Fund

AIM V.I. Blue Chip Fund

AIM V.I. Capital Appreciation Fund

AIM V.I. Capital Development Fund

AIM V.I. Core Equity Fund

AIM V.I. Dent Demographic Trends Fund

AIM V.I. Diversified Income Fund

AIM V.I. Global Utilities Fund

AIM V.I. Government Securities Fund

AIM V.I. Growth Fund

AIM V.I. High Yield Fund

AIM V.I. International Growth Fund


AIM V.I. Large Cap Growth Fund


AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Money Market Fund

AIM V.I. New Technology Fund

AIM V.I. Premier Equity Fund


AIM V.I. Small Cap Equity Fund

                                                                 SCHEDULE 4.5(b)

            CLASSES OF SHARES OF BUYING FUND AND NUMBER OF SHARES OF
                    EACH CLASS BUYER IS AUTHORIZED TO ISSUE

                                                              NUMBER OF SHARES OF EACH CLASS
CLASSES OF SHARES OF BUYING FUND                               BUYER IS AUTHORIZED TO ISSUE
--------------------------------                              ------------------------------
AIM V.I. -- Growth Fund
  Series I Shares...........................................            Unlimited
  Series II Shares..........................................            Unlimited

                                                                    SCHEDULE 5.1

                        PERMITTED COMBINATIONS OF FUNDS

AIM V.I. Global Utilities Fund into INVESCO VIF -- Utilities Fund

AIM V.I. New Technology Fund into INVESCO VIF -- Technology Fund

INVESCO VIF -- Telecommunications Fund into INVESCO VIF -- Technology Fund

INVESCO VIF -- Growth Fund into AIM V.I. Growth Fund

INVESCO VIF -- High Yield Fund into AIM V.I. High Yield Fund

LSA Basic Value Fund into AIM V.I. Basic Value Fund

                                                                 SCHEDULE 6.2(g)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders; provided that, no opinion is expressed as to the effect of the Reorganization on Selling Fund or any Selling Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II


                          AIM VARIABLE INSURANCE FUNDS

                              AIM V.I. GROWTH FUND

                                (SERIES I SHARES)

                        Supplement dated January 16, 2004
                       to the Prospectus dated May 1, 2003
             as supplemented December 5, 2003 and December 16, 2003


This supplement provides additional information concerning the matters discussed in the supplement dated December 16, 2003 (the "Prior Supplement").

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, prior to November 25, 2003, the investment advisor to the INVESCO Funds.

As discussed in the Prior Supplement, on December 2, 2003 each of the Securities Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO, and on December 2, 2003 the State of Colorado filed civil proceedings against INVESCO. The civil proceedings allege that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds.

In addition to these civil proceedings, the SEC and NYAG have issued subpoenas and requested information from AIM relating to market timing activity by certain investors in the AIM Funds.

The independent trustees of the AIM/INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of INVESCO and AIM currently being conducted by management's outside counsel.

AMVESCAP recently found, in its ongoing review, situations in which the procedures designed to guard against the potential adverse impact of frequent trading and illegal late trading through intermediaries were not completely effective. These findings were based, in part, on an extensive economic analysis by outside experts who examined the impact of these activities.

In light of these findings, AMVESCAP has agreed that any AIM or INVESCO Fund harmed by the activities of accommodated market timers will receive full restitution. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and INVESCO's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

AMVESCAP has informed regulators of its most recent findings and is seeking to resolve both the pending enforcement actions against INVESCO and the ongoing investigations with respect to AIM.

The Prior Supplement identifies multiple lawsuits that have been filed against certain INVESCO Funds, AIM Funds, INVESCO, A I M Management Group Inc., the parent of AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, and that have been served as of December 16, 2003. The following list identifies additional lawsuits that have been served as of January 15, 2004:

         o Steven B. Ehrlich, et al., v. INVESCO Advantage Health Sciences Fund, et al., in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003.

         o Joseph R. Russo, Individually and On Behalf of All Others Similarly Situated, v. INVESCO Advantage Health Sciences Fund, et al., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003.

         o Miriam Calderon, Individually and On Behalf of All Others Similarly Situated, v. AMVESCAP, PLC, et al., in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003.

         o Pat B. Gorsuch and George L. Gorsuch v. INVESCO Funds Group, Inc. and A I M Advisors, Inc., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003.

The Ehrlich and Gorsuch lawsuits allege a variety of theories of recovery and seek a variety of remedies, which are generally identified in the Prior Supplement. The Calderon lawsuit alleges as a theory of recovery the violation of various provisions of the Employee Retirement Income Security Act ("ERISA") and seeks as a remedy various corrective measures under ERISA, among other remedies identified in the Prior Supplement. The Gorsuch lawsuit seeks as a remedy that the advisory agreement with AIM be rescinded and/or declared unenforceable or void and that all advisory fees received during the past year be refunded, among other remedies identified in the Prior Supplement.

More detailed information regarding each of the cases identified above is provided in each fund's statement of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the funds, INVESCO, AIM, AMVESCAP and related parties in the future. Information about any similar additional lawsuits will be provided in the statement of additional information.

                          AIM VARIABLE INSURANCE FUNDS

                              AIM V.I. GROWTH FUND

                                (SERIES I SHARES)

                       Supplement dated December 16, 2003
                       to the Prospectus dated May 1, 2003
                        as supplemented December 5, 2003

This supplement supercedes and replaces in its entirety, the supplement dated December 5, 2003.

The Board of Trustees of AIM Variable Insurance Funds ("AVIF"), on behalf of AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Utilities Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. New Technology Fund, AIM V.I. Premier Equity Fund and AIM V.I. Small Cap Equity Fund (the "AVIF Funds"), voted to request shareholders to approve the following items that will affect one or more of the AVIF Funds:

- The Election of sixteen trustees to the Board of Trustees of AVIF; and

- To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

An Agreement and Plan of Reorganization which provides for the redomestication of each series of the INVESCO Variable Investment Funds, Inc. as funds of AVIF (the "Redomestication") has been approved by the Board of Trustees of AVIF. The proposed Redomestication relates to an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of both AIM and INVESCO Funds Group, Inc., with respect to its North American mutual fund operations. AMVESCAP has recommended simplifying the organizational structure of the funds within The AIM Family of Funds--Registered Trademark-- (the "AIM Funds") and the INVESCO Family of Funds (the "INVESCO Funds") so that they are all organized as Delaware statutory trusts, using as few entities as practicable. This change should provide these Funds with greater flexibility in conducting their business operations.

The Board of Trustees of AVIF has called a meeting of AVIF's shareholders to be held on or about March 26, 2004 to vote on these and other proposals. Only shareholders of record as of the close of business on January 9, 2004 are entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about April 30, 2004.

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP. Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of
Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that

Act, Section 206(1) and 206(2) of the Investment Advisers act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG proceeding, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the "Martin Act") and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

The Colorado proceeding, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

No relief is being sought against either your Fund or any of the INVESCO Funds in any of these proceedings.

If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

In addition to the complaints described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain INVESCO Funds, AIM Funds, INVESCO, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution, rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. The following list identifies such lawsuits that have been served as of the date of this supplement:

         o JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, District of Colorado (Civil Action Number 03-F-2456), filed on December 4, 2003.

         o JOEL GOODMAN V. INVESCO FUNDS GROUP, INC., ET AL., in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003.

         o L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP PLC, INVESCO, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003.

         o EDWARD LOWINGER AND SHARON LOWINGER V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003.

         o RICHARD RAVER V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003.

More detailed information regarding each of the cases identified above is provided in each fund's statement of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the funds, INVESCO, AMVESCAP and related parties in the future. Information about any similar additional lawsuits will be provided in the statement of additional information.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                     AIM V.I. GROWTH FUND

                     May 1, 2003




                     Prospectus
                     SERIES I SHARES

                     Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. Growth Fund seeks to provide growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about the Series I class shares ("Series I shares") of the fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                              --------------------
                              AIM V.I. GROWTH FUND
                              --------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fees and Expenses of the Fund                        3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------
The Advisor                                          4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    5
------------------------------------------------------
Purchase and Redemption of Shares                    5

Pricing of Shares                                    5

Taxes                                                5

Dividends and Distributions                          5

Share Classes                                        5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              --------------------
                              AIM V.I. GROWTH FUND
                              --------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to seek growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum. The fund may invest up to 25% of its assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    A larger position in cash or cash equivalents could also detract from the achievement of the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    To the extent the fund holds cash or cash equivalents rather than equity securities for risk management, the fund may not achieve its investment objective.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

                              --------------------
                              AIM V.I. GROWTH FUND
                              --------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart and performance table shown do not reflect charges at the separate account level; if they did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................   -2.48%
1995...................................................................   34.77%
1996...................................................................   18.09%
1997...................................................................   26.87%
1998...................................................................   34.12%
1999...................................................................   35.24%
2000...................................................................  -20.49%
2001...................................................................  -33.88%
2002...................................................................  -30.97%


    During the periods shown in the bar chart, the highest quarterly return was 27.80% (quarter ended December 31, 1998) and the lowest quarterly return was -27.44% (quarter ended March 31, 2001).

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of unmanaged broad-based securities market indices, style-specific indices and peer-group indices.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                SINCE       INCEPTION
December 31, 2002)              1 YEAR    5 YEARS    INCEPTION       DATE
-------------------------------------------------------------------------------
AIM V.I. Growth Fund            (30.97)%   (8.02)%      3.80%       05/05/93
Standard & Poor's 500 Index(1)  (22.09)%   (0.58)%      9.47%(2)    04/30/93(2)
Russell 1000--Registered
  Trademark-- Growth Index(3)   (27.88)%   (3.84)%      7.49%(2)    04/30/93(2)
Lipper Large-Cap Growth Fund
  Index(4)                      (28.11)%   (4.16)%      6.68%(2)    04/30/93(2)
-------------------------------------------------------------------------------

(1)The Standard & Poor's 500 Index is an index of common stocks frequently used as a general measure of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark--Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.
(2)The average annual total return given is since the date closest to the inception date of the fund's Series I shares.
(3)The Russell 1000--Registered Trademark-- Growth Index measures the performance of those securities in the Russell 1000--Registered Trademark-- Index with a greater than average growth orientation. The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(4)The Lipper Large-Cap Growth Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P 500 Index.

                              --------------------
                              AIM V.I. GROWTH FUND
                              --------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                 SERIES I SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                           None

Maximum Deferred
Sales Charge (Load)                                                   None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                                SERIES I SHARES
--------------------------------------------------------------------------------
Management Fees                                                       0.63%

Other Expenses                                                        0.28

Total Annual Fund
Operating Expenses                                                    0.91

Net Expenses                                                          0.91
--------------------------------------------------------------------------------

(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2002 and are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The example does not assume that any fund expense waiver or reimbursement arrangements are in effect for the periods indicated. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

SERIES I SHARES                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AIM V.I. Growth Fund                        $93      $290      $504      $1,120
--------------------------------------------------------------------------------

                              --------------------
                              AIM V.I. GROWTH FUND
                              --------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2002, the advisor received compensation of 0.63% of the fund's average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the fund's portfolio are as follows:

- Lanny H. Sachnowitz (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1987.

- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1995.

They are assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

                              --------------------
                              AIM V.I. GROWTH FUND
                              --------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of variable contract owners investing in separate accounts investing in the fund, and the interests of plan participants investing in the fund, may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies. The fund expects that its distributions will consist primarily of capital gains.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of participating insurance companies.

    At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

                              --------------------
                              AIM V.I. GROWTH FUND
                              --------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during each of the fiscal years indicated.

    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2002           2001           2000        1999           1998
                                                              --------       --------       --------    --------       --------
Net asset value, beginning of period                          $  16.37       $  24.81       $  32.25    $  24.80       $  19.83
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)      (0.03)(a)       0.03        0.01(a)        0.08
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.04)         (8.37)         (6.60)       8.63           6.57
===============================================================================================================================
    Total from investment operations                             (5.07)         (8.40)         (6.57)       8.64           6.65
===============================================================================================================================
Less distributions:
  Dividends from net investment income                              --          (0.04)          0.00       (0.06)        (0.09)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          (0.87)      (1.13)        (1.59)
===============================================================================================================================
    Total distributions                                             --          (0.04)         (0.87)      (1.19)        (1.68)
===============================================================================================================================
Net asset value, end of period                                $  11.30       $  16.37       $  24.81    $  32.25       $  24.80
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 (30.97)%       (33.86)%       (20.49)%     35.24%        34.12%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $361,259       $601,648       $879,182    $704,096       $371,915
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           0.91%(c)       0.88%          0.83%       0.73%         0.72%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.21)%(c)     (0.17)%         0.11%       0.04%         0.41%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            195%           239%           162%        101%          133%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are based on average daily net assets of $468,319,600.

                              --------------------
                              AIM V.I. GROWTH FUND
                              --------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you wish to obtain free copies of the fund's current SAI, please send a written request to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or call (800) 410-4246.

    You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM V.I. GROWTH FUND SERIES I
 SEC 1940 Act file number: 811-7452
------------------------------------

AIMinvestments.com

                              AIM V.I. Growth Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR

For the year ended December 31, 2002, the fund's Series I shares returned -30.97%, and Series II shares of AIM V.I. Growth Fund returned -31.11%,* lagging the Russell 1000 Growth Index return of -27.88% for the same period. Despite being down for the year, the fund performed strongly in the fourth quarter rally, with Series I shares returning 7.01% and Series II shares returning 7.03%.
    During this difficult market, we appreciate your patience as we work diligently to meet the goals of the fund. To meet growth expectations, we must take a measured amount of risk. As discussed further in this report, we used diversification and investments in core companies to decrease the risk profile of the fund.

RELEVANT MARKET CONDITIONS
In the first quarter of 2002, U.S. gross domestic product, the broadest measure of economic activity, grew at an annualized rate of 5.0%. It was bolstered by strong consumer confidence, robust retail sales, and near-record auto and home sales. Short-term interest rates held steady at levels unseen since the early 1960s. Despite this growing economy, investors kept their money out of the markets. Several major market indexes, including the Dow and the S&P 500, dipped to their lowest levels since 1997. Investors were concerned about the accounting practices of several high-profile companies, weak company earnings, the threat of additional terrorist attacks and the possibility of war with Iraq.
    In October and November the markets rebounded as several major companies reported better-than-expected earnings, and the Federal Reserve Board cut the key federal funds rate to 1.25%, its lowest level since 1961. Investors pulled back in December, however, largely due to reports of rising unemployment and mounting tensions with North Korea over its nuclear program.

FUND STRATEGIES AND TECHNIQUES
Early in 2002, we determined to make the fund less aggressive and to temper volatility. We began increasing our core growth holdings in companies that used the current downturn to strengthen their positions within their industries. We worked to increase our sector exposure for broader diversification by maintaining at least minimal exposure to virtually every economic sector.
    The bear market drove many previously large-cap stocks into mid-cap status and that allowed us to broaden our percentage of mid-cap stocks. This too added to diversification. These efforts combined to increase the number of stocks in the portfolio from 76 in early 2002 to 113 at the close of the fiscal year, further serving to reduce market risk. In a well-diversified portfolio, no single investment has a disproportionate impact.

Two stocks that benefited the fund were:
o Bed, Bath & Beyond, a nationwide chain of superstores selling better-quality domestic merchandise and home furnishings. For the 39 weeks ended 11/30/02, net sales rose 28% and net income rose 44%. Revenues reflect increased comparable store sales and the addition of new stores. Net income benefited from an improved operating margin.
o Dell Computer, which continues to thrive due to its consistent financial results and ample liquidity. Dell is the leading manufacturer of personal computers and network

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

==============================================================================================
TOP 10 EQUITY HOLDINGS                            TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------
 1.   Microsoft Corp.                   4.0%      1.  Pharmaceuticals                    10.9%

 2.   Pharmacia Corp.                   2.8       2.  Semiconductors                      7.1

 3.   Gap, Inc. (The)                   2.1       3.  Diversified Financial Services      6.9

 4.   Pfizer Inc.                       2.1       4.  Systems Software                    6.6

 5.   Wyeth                             2.1       5.  Computer Hardware                   4.1

 6.  Cisco Systems, Inc.                1.9       6.  Managed Health Care                 3.9

 7.  Amgen Inc.                         1.8       7.  Semiconductor Equipment             3.4

 8.  Applied Materials, Inc.            1.8       8.  Industrial Conglomerates            3.1

 9.  Johnson & Johnson                  1.8       9.  Apparel Retail                      3.1

10.  Tyco International Ltd. (Bermuda)  1.7      10.  Health Care Equipment               2.9

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================

                              AIM V.I. GROWTH FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/5/93-12/31/02
Index data from 4/30/93-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.


INDEX PERFORMANCE      VI GROWTH -                                      LIPPER LARGE CAP
IS FROM 04/30/1993     SERIES I       S&P 500    RUSSELL 1000 GROWTH    GROWTH IX

      5/5/1993          10000          10000             10000               10000
     5/31/1993          10260          10267             10350               10378
     6/30/1993          10460          10297             10256               10461
     7/31/1993          10420          10256             10072               10390
     8/31/1993          10930          10644             10486               10821
     9/30/1993          11170          10562             10409               10983
    10/31/1993          11160          10781             10698               11109
    11/30/1993          10731          10679             10626               10884
    12/31/1993          11068          10808             10809               11223
     1/31/1994          11609          11175             11060               11631
     2/28/1994          11379          10872             10857               11443
     3/31/1994          10688          10399             10333               10883
     4/30/1994          10628          10533             10381               10937
     5/31/1994          10538          10704             10538               11002
     6/30/1994          10158          10442             10226               10592
     7/31/1994          10428          10784             10576               10896
     8/31/1994          11078          11226             11165               11455
     9/30/1994          10878          10952             11015               11182
    10/31/1994          11209          11197             11273               11468
    11/30/1994          10728          10789             10911               11045
    12/31/1994          10794          10949             11095               11131
     1/31/1995          10785          11233             11332               11218
     2/28/1995          11339          11670             11807               11604
     3/31/1995          11772          12014             12152               11934
     4/30/1995          12064          12367             12418               12259
     5/31/1995          12446          12860             12850               12665
     6/30/1995          13212          13159             13346               13312
     7/31/1995          14098          13594             13901               14037
     8/31/1995          14239          13628             13917               14115
     9/30/1995          14763          14204             14558               14639
    10/31/1995          14442          14152             14568               14555
    11/30/1995          14784          14772             15135               15014
    12/31/1995          14549          15057             15221               15020
     1/31/1996          14811          15569             15730               15462
     2/29/1996          15243          15714             16018               15809
     3/31/1996          15344          15865             16038               15817
     4/30/1996          15717          16098             16460               16194
     5/31/1996          16050          16512             17035               16671
     6/30/1996          15748          16575             17058               16521
     7/31/1996          14891          15842             16059               15638
     8/31/1996          15515          16176             16473               16107
     9/30/1996          16502          17085             17672               17228
    10/31/1996          16642          17557             17778               17443
    11/30/1996          17579          18883             19114               18572
    12/31/1996          17178          18509             18739               18111
     1/31/1997          18108          19664             20053               19259
     2/28/1997          17970          19819             19916               18982
     3/31/1997          16935          19006             18839               18010
     4/30/1997          17643          20139             20090               18999
     5/31/1997          19017          21370             21540               20289
     6/30/1997          19841          22321             22402               21139
     7/31/1997          21638          24095             24382               23160
     8/31/1997          20846          22746             22956               21898
     9/30/1997          22116          23990             24085               23106
    10/31/1997          21218          23189             23194               22305
    11/30/1997          21630          24262             24180               22800
    12/31/1997          21794          24680             24451               23110
      01/31/98          22047          24951             25182               23519
      02/28/98          23751          26750             27075               25316
      03/31/98          24685          28120             28156               26493
      04/30/98          25124          28407             28544               26938
      05/31/98          24652          27918             27733               26335
      06/30/98          25904          29051             29431               27841
      07/31/98          25772          28743             29236               27827
      08/31/98          21432          24590             24848               23283
      09/30/98          22872          26166             26756               24975
      10/31/98          24114          28291             28908               26586
      11/30/98          25884          30005             31108               28413
      12/31/98          29231          31734             33913               31538
      01/31/99          30964          33060             35904               33585
      02/28/99          29549          32032             34263               32205
      03/31/99          31340          33313             36069               34034
      04/30/99          31246          34602             36116               34150
      05/31/99          30761          33786             35007               33019
      06/30/99          32906          35654             37458               35314
      07/31/99          32080          34545             36266               34205
      08/31/99          31987          34373             36858               34212
      09/30/99          32258          33431             36084               33867
      10/31/99          33662          35547             38808               36464
      11/30/99          35890          36269             40904               38266
      12/31/99          39529          38401             45158               42517
      01/31/00          37960          36473             43040               40812
      02/29/00          43563          35784             45144               42959
      03/31/00          44652          39284             48377               45974
      04/30/00          41968          38101             46074               42416
      05/31/00          38917          37320             43752               39973
      06/30/00          41466          38238             47068               42615
      07/31/00          40401          37642             45105               41750
      08/31/00          44873          39979             49187               45361
      09/30/00          40422          37868             44534               41900
      10/31/00          36804          37709             42428               39684
      11/30/00          30382          34738             36174               34358
      12/31/00          31427          34908             35031               34145
      01/31/01          30883          36147             37451               35139
      02/28/01          25083          32854             31092               29699
      03/31/01          22803          30775             27709               26613
      04/30/01          24513          33163             31215               29472
      05/31/01          23817          33385             30756               29248
      06/30/01          23248          32574             30042               28405
      07/31/01          22741          32255             29291               27389
      08/31/01          21386          30239             26895               25307
      09/30/01          19119          27798             24211               22761
      10/31/01          19486          28329             25482               23706
      11/30/01          20536          30502             27931               25877
      12/31/01          20777          30771             27878               25996
      01/31/02          20218          30321             27384               25409
      02/28/02          18823          29736             26248               24357
      03/31/02          20041          30854             27156               25336
      04/30/02          18467          28984             24940               23649
      05/31/02          18074          28773             24337               23218
      06/30/02          16487          26724             22086               21328
      07/31/02          14913          24642             20871               19722
      08/31/02          14874          24803             20933               19831
      09/30/02          13401          22109             18763               17909
      10/31/02          14696          24052             20483               19288
      11/30/02          15610          25467             21595               20087
      12/31/02          14342          23972             20103               18687

Past performance cannot guarantee comparable future results.

This chart uses a logarithmic scale, which means the price scale (vertical axis)
is structured so that a given distance always  represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.
==============================================================================================

           FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (5/5/93)       3.80%
  5 Years               -8.02
  1 Year               -30.97

SERIES II SHARES*
Inception                3.55%
  5 Years               -8.24
  1 Year               -31.11

*Performance shown for periods prior to the inception date of the Series II class of shares (9/19/01) reflects the historical results of the Series I class (inception date 5/5/93), adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. Growth Fund is for shareholders who seek growth of capital by investing principally in seasoned and better-capitalized companies considered to have strong earnings momentum.
    The unmanaged Russell 1000 Growth Index represents the performance of the stocks of large-capitalization companies. The Growth segment measures the performance of Russell 1000 companies with higher price/book ratios and higher forecasted growth values. The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged Lipper Large-Cap Growth Fund Index represents an average of the performance of the 30 largest large-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

    servers. The company is consistently profitable, and its stock has significantly outperformed the tech sector as a whole over the last several years.

One stock that experienced considerable volatility in the short term was:
o Tyco, which grew rapidly for a decade, largely through acquisitions, until questionable accounting practices undermined the stock. Since then, Tyco has overhauled its management team, made significant changes to its board, and strengthened its corporate governance. We consider Tyco attractive because, despite its troubles, many of its underlying businesses remain leaders in their fields, providing Tyco with well-diversified income sources.
    Our exposure to both mid- and large-cap stocks gave us the flexibility to participate in growth opportunities across a broad spectrum of companies. Recovery may be slow, but we believe the fund is poised to benefit from it. We did not exclude earnings momentum stocks from the fund. These may enjoy significantly accelerating earnings when economic growth becomes more durable. We added more names from the computer hardware industry. The managed health care industry has provided attractive opportunities along with retail apparel and industrial conglomerates. We continue to follow the AIM growth investment discipline, targeting high-quality, established companies with the potential to deliver above-average, sustainable revenue and earnings growth.

IN CLOSING
We know that market conditions in recent years have been largely disappointing. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objectives of seeking growth of capital by investing primarily in common stocks of leading companies considered by management to have strong earnings momentum.

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                         LANNY SACHNOWITZ, LEAD MANAGER

                                MONICA H. DEGAN

                     ASSISTED BY THE LARGE CAP GROWTH TEAM

                              AIM V.I. GROWTH FUND

                                                                     APPENDIX IV

                                 CHARTER OF THE
                     GOVERNANCE COMMITTEES OF THE AIM FUNDS
                              AND THE INVESCO FUNDS
                           (ADOPTED DECEMBER 10, 2003)

         The Boards of Directors/Trustees ("Boards") of The AIM Funds and The INVESCO Funds (collectively, "Funds"), have established a Governance Committee for each of the Funds. This Charter shall govern the membership, duties and operations of the Governance Committee of each of the Funds. References in this Charter to "the Committees" shall mean the collective Governance Committees of all Funds.

         Membership: Each member of the Committees shall be a director and trustee of the Funds who is not an "interested person" of the Funds within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"). Each member of the Committees shall also meet the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards (currently, Section 303A.06), and as set forth in rules promulgated by the Securities and Exchange Act (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are applicable to investment companies whose shares are listed for trading on a national securities exchange (currently, Rule 10A-3(b)(1)(iii)) (members that meet such requirements are referred to herein as the "audit committee independent directors").

         Chair and Vice Chair: The Committees shall have a Chair and Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.

         Lead Dis-interested Director: The directors/trustees of the Funds who are not "interested persons" of the Funds, as defined in the 1940 Act ("dis-interested directors"), may appoint a dis-interested director as the "Lead Dis-interested Director." The Lead Dis-interested Director shall from time to time as requested by the Committees act as liaison with management on particular issues. Such functions are not to interfere with any directors'/trustees' communications with management (and vice versa) on any issue; nor are such functions intended to interfere with the interaction between management and any of the Committees, other committees of the Boards, or the chair or vice chair of the Committees or of such other committees.

         Recommendation as to Share Ownership: The Committees recommend that each director/trustee of the Funds beneficially own, on an aggregate basis, a minimum dollar amount of shares of the Funds. The recommended minimum dollar amount shall be $100,000 or the lowest dollar amount in the highest dollar range set forth from time to time in Item 13(b)(4) of Form N-1A and/or Item 22(b)(5) of Schedule 14A, if the lowest dollar amount in the highest dollar range set forth in such Items is greater than $100,000. For purposes of this recommendation, (i) shares of the Funds beneficially owned by the directors/trustees shall include, for those directors/trustees who have executed a Deferred Compensation Agreement with respect to the Funds, shares of the Funds in which the deferral accounts of such directors/trustees are deemed to be invested under such Deferred Compensation Agreements, and (ii) shares of the Funds beneficially owned by the directors/trustees shall not include shares of AIM Select Real Estate Income Fund that are beneficially owned by the directors/trustees.

         Meetings: The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds.

         Duties: The duties of the Committees are:

         (a) to nominate persons for election or appointment as dis-interested directors (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards and (iii) for election by shareholders of Funds at meetings called for the election of directors;

         (b) to nominate persons for appointment as members of each committee of the Boards, including without limitation the Committees, the Audit Committees, the Investments Committees and the Valuation Committees, and to nominate persons for appointment as chair and vice chair of each such committee;

         (c) to review from time to time, the compensation, if any, payable to the directors of the Funds and to make recommendations to the Boards with respect thereto;

         (d) to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

         (e) to select independent legal counsel to the dis-interested directors and to review and approve the compensation paid to independent legal counsel to the dis-interested directors; and

         (f) provided that the Committees are comprised solely of dis-interested directors and that each member of the Committees is an audit committee independent director, to review and approve the compensation paid to independent counsel and other advisers, if any, to the Audit Committees of the Funds.

         Nomination of Dis-interested Directors: After a determination by the Committees that a person should be nominated as an additional dis-interested director, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a dis-interested director position on any of the Boards, the Committees shall nominate a person for appointment by a majority of the dis-interested directors to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing dis-interested directors, the Committees shall nominate one or more persons for election as dis-interested directors at such meeting.

Evaluation by the Committees of a person as a potential nominee to serve as a dis-interested director, including a person nominated by a shareholder, should result in the following findings by the Committees:

         (a) upon advice of independent legal counsel to the dis-interested directors, that the person will qualify as a dis-interested director and that the person is otherwise qualified under applicable laws and regulations to serve as a director/trustee of the Funds;

         (b) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a dis-interested director;

         (c) with respect to potential nominees to serve as dis-interested director members of the Audit Committees of the Funds, upon advice of independent legal counsel to the dis-interested directors, that the person: (i) is free of any material relationship with the Funds (other than as a shareholder of the Funds), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Funds, (ii) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any rules promulgated by the SEC that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (iii) is an audit committee independent director;

         (d) that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person's business experience, education and such other factors as the Committees may consider relevant;

         (e)      that the person is of good character and high integrity; and

         (f) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Boards.

Consistent with the 1940 Act, the Committees can consider recommendations from management in its evaluation process.

As long as any Fund relies on any of Rule 10f-3, Rule 12b-1, Rule 15a-4(b)(2), Rule 17a-7, Rule 17a-8, Rule 17d-1(d)(7), Rule 17e-1, Rule 17g-1(j), Rule 18f-3
or Rule 23c-3, (i) a majority of the directors/trustees of the Fund shall be dis-interested directors, (ii) the selection and nomination of any other dis-interested directors shall be committed to the discretion of the existing dis-interested directors, and (iii) any person who acts as legal counsel to the dis-interested directors shall be "independent legal counsel," as defined in the 1940 Act.

In seeking out potential nominees and in nominating persons to serve as dis-interested directors of the Funds, the Committees shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person's ability to serve as a dis-interested director.

         Nomination of Committee Members: The Committees shall periodically review the members of each committee of the Boards, including without limitation the Committees, the Audit Committees, the Investments Committees and the Valuation Committees. The Committees shall from time to time nominate persons to serve as members of each committee of the Boards, as well as persons who shall serve as the chair and vice chair of each such committee. Evaluation by the Committees of a person as a potential committee member shall include the factors set forth above under "Nomination of Dis-interested Directors," to the extent that such factors are applicable or relevant. All such persons shall be appointed by a majority of the directors/trustees of the Funds. An individual may be nominated to serve on more than one committee of a Board.

         Nominees Recommended by Shareholders: The Committees shall consider nominees recommended by a shareholder to serve as directors/trustees, provided:
(i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors/trustees will be elected; and (ii) that the Committees or the Board, as applicable, shall make the final determination of persons to be nominated. For each Fund other than INVESCO Variable Investment Funds, Inc. ("IVIFI"), the procedures to be followed by shareholders in submitting such recommendations are set forth in the Fund's Bylaws. For IVIFI, a shareholder who desires to recommend a nominee shall submit a request in writing to the Chair of IVIFI's Governance Committee. The Committees shall evaluate nominees recommended by a shareholder to serve as directors/trustees in the same manner as they evaluate nominees identified by the Committees.

         Review of Compensation: At least annually, the Committees shall review and recommend the amount of compensation, if any, payable to the directors of the Funds and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the dis-interested directors and such other directors and the time required to perform these duties. The Committees shall also make recommendations to the Boards regarding matters related to compensation including deferred compensation plans and retirement plans for the dis-interested directors and such other directors, and shall monitor any and all such retirement plans and deferred compensation plans.

         Evaluation Function: The Committees shall consider, oversee and implement any periodic evaluation process of the Boards and all committees of the Boards.

         Selection of Counsel: The Committees shall consider and oversee the selection of "independent legal counsel," as defined in the 1940 Act, to the dis-interested directors and recommend such counsel to the dis-interested directors. In making such selection the Committees will examine and monitor such legal counsel's client relationships, in accordance with any applicable rules promulgated by the SEC, in order to ascertain continued independence.

         Attendance at Annual Meetings. Of the Funds, only AIM Select Real Estate Income Fund holds annual meetings of shareholders. The Funds' policy with regard to director/trustee attendance at annual meetings of shareholders, if any, is that directors/trustees are encouraged but not required to attend such annual meetings.

         Authority: The Committees shall have the resources and authority appropriate to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Funds. The Committees shall be responsible for reviewing and approving the compensation paid to such counsel and other advisers.

         Funding: The Funds shall provide for appropriate funding, as determined by the Committees, in their capacity as committees of the Boards, for payment of
(i) compensation to any independent counsel or other advisers employed by the Committees and (ii) ordinary administrative expenses of the Committees under the authority set forth in this Charter.

         Review of Charter: The Committees shall review this Charter at least annually, and shall recommend any changes to the full Boards. This Charter may be amended only by the full Boards, with the approval of a majority of the dis-interested directors.

         Maintenance of Charter: Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any modification to such Charter.

                                                                      APPENDIX V

                          AIM VARIABLE INSURANCE FUNDS

                              AMENDED AND RESTATED

                      MASTER INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT is made this ____ day of _________________, 2004, by and between AIM Variable Insurance Funds, a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

         WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

         WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created seventeen separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

         WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

         2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

                  (a)      supervise all aspects of the operations of the Funds;

                  (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

                  (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

                  (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

                  (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

         3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

         As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

         4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

         5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

         6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

         7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

                  (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

                  (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

                  (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

                  (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

                  (e) any other applicable provisions of state, federal or foreign law.

         8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

                  (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

                  (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

                  (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

                  (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

                  (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

         9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

         10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

         12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

         13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until [April 30, 2006], and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

                  (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                  (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in
Section 2(a)(4) of the 1940 Act.

         15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

         16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

         17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

         18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

         19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

         20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                    AIM VARIABLE INSURANCE FUNDS
                                    (a Delaware business trust)

Attest:

_______________________________     By:__________________________________
      Assistant Secretary                  President

(SEAL)

Attest:                             A I M ADVISORS, INC.

______________________________      By:__________________________________
      Assistant Secretary                  President

(SEAL)

                                   APPENDIX A
                            FUNDS AND EFFECTIVE DATES

                                            EFFECTIVE DATE OF
             NAME OF FUND                   ADVISORY AGREEMENT
             ------------                   ------------------
AIM V.I. Aggressive Growth Fund             May 1, 2000
AIM V.I. Balanced Fund                      May 1, 2000
AIM V.I. Basic Value Fund                   September 10, 2001
AIM V.I. Blue Chip Fund                     May 1, 2000
AIM V.I. Capital Appreciation Fund          May 1, 2000
AIM V.I. Capital Development Fund           May 1, 2000
AIM V.I. Core Equity Fund                   May 1, 2000
AIM V.I. Dent Demographic Trends Fund       May 1, 2000
AIM V.I. Diversified Income Fund            May 1, 2000
AIM V.I. Global Utilities Fund              May 1, 2000
AIM V.I. Government Securities Fund         May 1, 2000
AIM V.I. Growth Fund                        May 1, 2000
AIM V.I. High Yield Fund                    May 1, 2000
AIM V.I. International Growth Fund          May 1, 2000
AIM V.I. Large Cap Growth Fund              September 1, 2003
AIM V.I. Mid Cap Core Equity Fund           September 10, 2001
AIM V.I. Money Market Fund                  May 1, 2000
AIM V.I. New Technology Fund                May 1, 2001
AIM V.I. Premier Equity Fund                May 1, 2000
AIM V.I. Small Cap Equity Fund              September 1, 2003

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

         The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                       AIM V.I. CAPITAL APPRECIATION FUND
                              AIM V.I. GROWTH FUND
                            AIM V.I. CORE EQUITY FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                          AIM V.I. PREMIER EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million.............................................         0.65%
Over $250 million..............................................         0.60%

                         AIM V.I. AGGRESSIVE GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $150 million.............................................          0.80%
Over $150 million..............................................         0.625%

                             AIM V.I. BALANCED FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $150 million.............................................         0.75%
Over $150 million..............................................         0.50%

                            AIM V.I. BASIC VALUE FUND
                        AIM V.I. MID CAP CORE EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million.............................................         0.725%
Next $500 million..............................................         0.700%
Next $500 million..............................................         0.675%
Over $1.5 billion..............................................          0.65%

                             AIM V.I. BLUE CHIP FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $350 million.............................................          0.75%
Over $350 million..............................................         0.625%

                      AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $2 billion...............................................         0.85%
Over $2 billion................................................         0.80%

                        AIM V.I. DIVERSIFIED INCOME FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million.............................................         0.60%
Over $250 million..............................................         0.55%

                          AIM V.I. NEW TECHNOLOGY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
Average Daily Net Assets.......................................         1.00%

                       AIM V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million.............................................         0.50%
Over $250 million..............................................         0.45%

                            AIM V.I. HIGH YIELD FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $200 million.............................................         0.625%
Next $300 million..............................................          0.55%
Next $500 million..............................................          0.50%
Over $1 billion................................................          0.45%

                       AIM V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million.............................................         0.75%
Over $250 million..............................................         0.70%

                         AIM V.I. LARGE CAP GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $1 billion...............................................          0.75%
Next $1 billion................................................          0.70%
Over $2 billion................................................         0.625%

                           AIM V.I. MONEY MARKET FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million.............................................         0.40%
Over $250 million..............................................         0.35%"

                         AIM V.I. SMALL CAP EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
All Assets.....................................................         0.85%

                                                                     APPENDIX VI

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS


         This contract is made as of December ___, 2003, between A I M Advisors, Inc. hereinafter "Adviser," 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and INVESCO Institutional (N.A.), Inc. "Sub-Adviser," 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.

         WHEREAS:

         A) Adviser has entered into an investment advisory agreement with INVESCO Variable Investment Funds, Inc. (hereinafter "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

         B) Sub-Adviser represents that it is licensed under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

         C) Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.

         NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. Adviser hereby appoints Sub-Adviser as Sub-Adviser of each Fund for the period and on the terms set forth herein. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.

         (a) Subject to the supervision of the Trust's Board of Trustees ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Advised Assets"), such Sub-Advised Assets to be determined by the Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.

         (b) The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's other clients, or Sub-Adviser's other clients with research, analysis, advice and similar services. The Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and the Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

         (c) The Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

3. Further Duties. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.

4. Services Not Exclusive. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5. Compensation.

         (a) For the services provided to a Fund under this Contract, Adviser will pay Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Adviser's compensation on the Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.

         (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Trust, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable hereunder to the Sub-Adviser shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, the Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the sub-advisory fee hereunder bears to the advisory fee under this Contract.

7. Limitation of Liability of Sub-Adviser and Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

8. Duration and Termination.

         (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2005. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

         (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser; or (ii) by the Adviser on sixty days' written notice to Sub-Adviser; or (iii) by the Sub-Adviser on sixty days' written notice to the Trust. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

9. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

10. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of the Sub-Adviser shall be 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.

11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


A I M ADVISORS, INC.                      INVESCO INSTITUTIONAL (N.A.), INC.

Adviser                                   Sub-adviser

By:                                       By:
   --------------------------------          ---------------------------------

Name:                                     Name:
     ------------------------------            -------------------------------

Title:                                    Title:
      -----------------------------             ------------------------------

                                    EXHIBIT A
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS


                                      FUND


INVESCO VARIABLE INVESTMENT FUNDS, INC.

      INVESCO VIF - Core Equity Fund

      INVESCO VIF - Dynamics Fund

      INVESCO VIF - Financial Services Fund

      INVESCO VIF - Growth Fund

      INVESCO VIF - Health Sciences Fund

      INVESCO VIF - High Yield Fund

      INVESCO VIF - Leisure Fund

      INVESCO VIF - Real Estate Opportunity Fund

      INVESCO VIF - Small Company Growth Fund

      INVESCO VIF - Technology Fund

      INVESCO VIF - Telecommunications Fund

      INVESCO VIF - Total Return Fund

      INVESCO VIF - Utilities Fund

                                                                    APPENDIX VII

                     INVESCO VARIABLE INVESTMENT FUNDS, INC.

                      AGREEMENT AND PLAN OF REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of December 10, 2003, by and between INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and AIM Variable Insurance Funds, a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

         The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

         The Board of Directors of the Company has designated two classes of common stock that represent interests in each Current Fund. These classes are listed on Schedule B to this Agreement and each such class is referred to in this Agreement as a "Current Fund Class."

         The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

         Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

         Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

         The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own


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behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

         1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

         1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

         1.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

         1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

         1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

         1.7 "Effective Time" shall have the meaning set forth in Section 3.1.

         1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

         1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

         1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.



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         1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

         1.12 "Registration Statement" shall have the meaning set forth in
Section 5.4.

         1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

         1.14 "SEC" shall mean the Securities and Exchange Commission.

         1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

         1.16 "Shareholders Meeting" shall have the meaning set forth in Section 5.1.

         1.17 "Transfer Agent" shall have the meaning set forth in Section 2.2.

         1.18 "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2. PLAN OF REORGANIZATION

         2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

                  (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

                  (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

         2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.



                                       3

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         2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

         2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file a Form N-8F with the Securities and Exchange Commission to deregister as an investment company. Following such deregistration, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer, a Form N-8F and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

         2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

         2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3. CLOSING

         3.1 The Closing shall occur at the principal office of the Company on April 30, 2004, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

         3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

         3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund



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Shares of the Current Fund Class owned by each Shareholder, all as of the
Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

         3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

         4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

                  (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

                  (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

                  (c) Each Current Fund is a duly established and designated series of the Company;

                  (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

                  (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

                  (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of



                                       5

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         federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

                  (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

                  (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

                  (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

                  (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

                  (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

                  (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;



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                  (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

                  (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

         4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

                  (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

                  (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

                  (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

                  (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

                  (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

                  (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

                  (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

                  (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

                  (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust,



                                       7

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         on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under
         Section 22(e) of the 1940 Act;

                  (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

                  (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

         4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

                  (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

                  (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

                  (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

                  (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

                  (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after



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         the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5. COVENANTS

         5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

         5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of each New Fund's independent accountants, and to vote on the matters referred to in Section 5.3.

         5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt a plan of distribution pursuant to Rule 12b-l of the 1940 Act for the Series II Shares of each New Fund, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

         5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization and (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6. CONDITIONS PRECEDENT

         The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein

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being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective
Time:

         6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

         6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

         6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                  (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                  (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

                  (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

                  (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

                  (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

                  (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

         6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

         At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7. EXPENSES

         Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8. ENTIRE AGREEMENT

         Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9. AMENDMENT

         This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10. TERMINATION

         This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

         10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before June 30, 2004; or

         10.2 By the parties' mutual agreement.

         Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11. MISCELLANEOUS

         11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                    INVESCO VARIABLE INVESTMENT FUNDS,
                                           INC., on behalf of each of its series
                                           listed in Schedule A


                                           By:
--------------------------                    ----------------------------------
                                           Title:
                                                 -------------------------------

Attest:                                    AIM VARIABLE INSURANCE FUNDS,
                                           on behalf of each of its series
                                           listed in Schedule A


                                           By:
--------------------------                    ----------------------------------
                                           Title:
                                                 -------------------------------

                                   SCHEDULE A

                SERIES OF
   INVESCO VARIABLE INVESTMENT FUNDS, INC.              CORRESPONDING SERIES OF AIM VARIABLE
           (EACH A "CURRENT FUND")                      INSURANCE FUNDS (EACH A "NEW FUND")
-------------------------------------------             -------------------------------------------
INVESCO VIF - Core Equity Fund                          INVESCO VIF - Core Equity Fund
INVESCO VIF - Dynamics Fund                             INVESCO VIF - Dynamics Fund
INVESCO VIF - Financial Services Fund                   INVESCO VIF - Financial Services Fund
INVESCO VIF - Growth Fund                               INVESCO VIF - Growth Fund
INVESCO VIF - Health Sciences Fund                      INVESCO VIF - Health Sciences Fund
INVESCO VIF - High Yield Fund                           INVESCO VIF - High Yield Fund
INVESCO VIF - Leisure Fund                              INVESCO VIF - Leisure Fund
INVESCO VIF - Real Estate Opportunity Fund              INVESCO VIF - Real Estate Opportunity Fund
INVESCO VIF - Small Company Growth Fund                 INVESCO VIF - Small Company Growth Fund
INVESCO VIF - Technology Fund                           INVESCO VIF - Technology Fund
INVESCO VIF - Telecommunications Fund                   INVESCO VIF - Telecommunications Fund
INVESCO VIF - Total Return Fund                         INVESCO VIF - Total Return Fund
INVESCO VIF - Utilities Fund                            INVESCO VIF - Utilities Fund

                                   SCHEDULE B

SHARES OF COMMON STOCK OF                                     CORRESPONDING SHARES OF COMMON STOCK OF
EACH CURRENT FUND                                             EACH NEW FUND
----------------------------------------                      ----------------------------------------
INVESCO VIF - Core Equity Fund                                INVESCO VIF - Core Equity Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Dynamics Fund                                   INVESCO VIF - Dynamics Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Financial Services Fund                         INVESCO VIF - Financial Services Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Growth Fund                                     INVESCO VIF - Growth Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Health Sciences Fund                            INVESCO VIF - Health Sciences Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - High Yield Fund                                 INVESCO VIF - High Yield Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Leisure Fund                                    INVESCO VIF - Leisure Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Real Estate Opportunity Fund                    INVESCO VIF - Real Estate Opportunity Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Small Company Growth Fund                       INVESCO VIF - Small Company Growth Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Technology Fund                                 INVESCO VIF - Technology Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Telecommunications Fund                         INVESCO VIF - Telecommunications Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Total Return Fund                               INVESCO VIF - Total Return Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Utilities Fund                                  INVESCO VIF - Utilities Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares

                                   SCHEDULE C

                         PERMITTED COMBINATIONS OF FUNDS

AIM V.I. Global Utilities Fund into INVESCO VIF - Utilities Fund

AIM V.I. New Technology Fund into INVESCO VIF - Technology Fund

INVESCO VIF - Telecommunications Fund into INVESCO VIF - Technology Fund

INVESCO VIF - Growth Fund into AIM V.I. Growth Fund

INVESCO VIF - High Yield Fund into AIM V.I. High Yield Fund

LSA Basic Value Fund into AIM V.I. Basic Value Fund

                                                                   APPENDIX VIII

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                            AMENDED NOVEMBER 6, 2003

I. STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II. DELEGATION

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III. AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

ALL OTHER SERVICES

The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V. SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

VI. PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII. PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o    Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

o    Actuarial services

o    Internal audit outsourcing services


CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

o    Management functions

o    Human resources

o    Broker-dealer, investment adviser, or investment banking services

o    Legal services

o    Expert services unrelated to the audit

o Any other service that the Public Company Oversight Board determines by regulation is impermissible

(INVESCO LOGO)

                        INVESCO VIF -- HIGH YIELD FUND,

             A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.

                          11 GREENWAY PLAZA, SUITE 100


                           HOUSTON, TEXAS 77046-1173



                                                               February 26, 2004


Dear Contract Owner:

     As you may be aware, AMVESCAP PLC, the parent company of INVESCO
VIF -- High Yield Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.

     Shares of INVESCO VIF -- High Yield Fund (the Fund) are sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Fund in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the separate account on how to vote shares of the Fund held by the separate account under your contract.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all retail AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all retail INVESCO Funds and the retail AIM Funds. If the redomestication of the Fund (discussed below) is not approved, A I M Distributors, Inc. will become the distributor for the Fund on April 30, 2004.

     AMVESCAP PLC also reviewed all INVESCO Funds and AIM Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. The Fund is one of the funds that AMVESCAP PLC recommended, and its Board of Directors approved, be consolidated with another fund. The attached proxy statement/prospectus seeks your approval of this consolidation.

     As part of the integration initiative, AMVESCAP PLC has recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. The Board has approved a new advisory agreement under which A I M Advisors, Inc. will serve as the investment advisor for the Fund, and a new sub-advisory agreement under which INVESCO Institutional (N.A.), Inc., an affiliate of INVESCO Funds Group, Inc., which is currently serving as the Fund's investment advisor, will serve as sub-advisor. The portfolio management team for the Fund will not change as a result of this restructuring. The attached proxy statement/prospectus seeks your approval of this new investment advisory agreement and sub-advisory agreements. If approved, this new agreement will become effective only if the proposal to consolidate the Fund is not approved.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. The Board has approved redomesticating the Fund as a series of a Delaware statutory trust. The attached proxy statement/prospectus seeks your approval of this redomestication. If approved, the redomestication of the Fund will become effective only if the proposal to consolidate the Fund is not approved.

     Finally, the independent directors of the Board believe that your interests would best be served if the INVESCO Funds and the AIM Funds had a unified board of directors/trustees. The attached proxy statement/prospectus seeks your vote in favor of the persons nominated to serve as directors.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card or voting instruction card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, with proper authorization from your life insurance company or have questions, please notify us by calling (800) 952-3502. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote.


                                          Sincerely,

                                                 /s/ ROBERT H. GRAHAM
                                          --------------------------------------
                                                     Robert H. Graham
                                                        President

                        INVESCO VIF -- HIGH YIELD FUND,

             A PORTFOLIO OF INVESCO VARIABLE INVESTMENT FUNDS, INC.

                          11 GREENWAY PLAZA, SUITE 100


                           HOUSTON, TEXAS 77046-1173


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 2, 2004


     We cordially invite you to attend our Special Meeting of Shareholders to:


          1. Approve an Agreement and Plan of Reorganization, and in connection therewith, the sale of all of the Fund's assets and the termination of the Fund as a designated series of the INVESCO Variable Investment Funds, Inc. ("Company"), (the "Agreement"). Under the agreement:



         - all of the assets of INVESCO VIF -- High Yield Fund (the "Fund"), an investment portfolio of Company, will be transferred to AIM V.I. High Yield Fund ("Buying Fund"), an investment portfolio of AIM Variable Insurance Funds ("Buyer"); and



         - Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.



          2. Elect 16 directors to the Board of Directors of Company, each of whom will serve until his or her successor is elected and qualified.


          3. Approve a new investment advisory agreement with A I M Advisors, Inc. ("AIM") for the Fund.

          4. Approve a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. for the Fund.


          5. Approve an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of each series portfolio of Company as a new series portfolio of Buyer, an existing Delaware statutory trust, and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.


          6. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.


     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on April 2, 2004, at 3:00 p.m., Central Time.


     Shares of the Fund are sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Fund in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the separate account on how to vote shares of the Fund held by the separate account under your contract.

     The Board is sending this Notice of Special Meeting of Shareholders, Combined Proxy Statement and Prospectus, and proxy solicitation materials to (i) all separate accounts, which are the shareholders who owned shares of common stock in the Fund at the close of business on January 9, 2004 (the record date), and (ii) all contract owners who had their variable annuity or variable life contract values allocated to the Fund as of the close of business on January 9, 2004 and who are entitled to instruct the corresponding separate account on how to vote.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                                  /s/ KEVIN M. CAROME
                                          --------------------------------------
                                                     Kevin M. Carome
                                                        Secretary


February 26, 2004

          INVESCO VIF -- HIGH YIELD FUND,                        AIM V.I. HIGH YIELD FUND,
                  A PORTFOLIO OF                                      A PORTFOLIO OF
      INVESCO VARIABLE INVESTMENT FUNDS, INC.                  AIM VARIABLE INSURANCE FUNDS
           11 GREENWAY PLAZA, SUITE 100                        11 GREENWAY PLAZA, SUITE 100
             HOUSTON, TEXAS 77046-1173                           HOUSTON, TEXAS 77046-1173
                  (800) 410-4246                                      (800) 410-4246


                    COMBINED PROXY STATEMENT AND PROSPECTUS

                               FEBRUARY 26, 2004



     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of INVESCO VIF -- High Yield Fund. The Special Meeting will be held on April 2, 2004. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card or voting instruction card on or about February 26, 2004 to all shareholders entitled to vote.



     Each series of INVESCO Variable Investment Funds, Inc. and AIM Variable Insurance Funds are used solely as an investment vehicle for variable annuity and variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of INVESCO Variable Investment Funds, Inc. and AIM Variable Insurance Funds directly. As a contract owner of a variable annuity or variable life insurance contract that offers one or more series of INVESCO Variable Investment Funds, Inc. and AIM Variable Insurance Funds as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in a series of INVESCO Variable Investment Funds, Inc. and AIM Variable Insurance Funds.



     In accordance with current law, the life insurance company separate accounts, which are the shareholders of record of the INVESCO Variable Investment Funds, Inc., in effect, pass along their voting rights to the contract owners. Essentially, each life insurance company seeks instructions as to how its contract owners wish the life insurance company to vote the shares of the INVESCO Variable Investment Funds, Inc. (i) technically owned by the life insurance company, but (ii) beneficially owned by the contract owners. The life insurance companies communicate directly with contract owners about the procedures that the life insurance companies follow in seeking instructions and voting shares under the particular separate accounts. Each share of an investment portfolio of the INVESCO Variable Investment Funds, Inc. that a contract owner beneficially owns entitles that contract owner to one vote on each proposal set forth in this Proxy Statement/Prospectus (a fractional share has a fractional vote).



     All references in this Proxy Statement/Prospectus to "shareholder" or "shareholders" shall mean the "contract owner/separate account" or the "contract owners/separate accounts," respectively. All references in this Proxy Statement/Prospectus to "you" or "your" shall mean the "contract owner/separate account." All references in this Proxy Statement/Prospectus to "proxy card" shall mean the "proxy card" or "voting instruction card" you have received from the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Board") or from your applicable life insurance company.



     At the Special Meeting, we are asking shareholders of INVESCO VIF -- High Yield Fund (your Fund) to vote on five Proposals. The first Proposal to be voted on is an Agreement and Plan of Reorganization (the "Agreement") which provides for the combination of your Fund, an investment portfolio of INVESCO Variable Investment Funds, Inc. ("Company"), with AIM V.I. High Yield Fund ("Buying Fund"), an investment portfolio of AIM Variable Insurance Funds ("Buyer") (the "Reorganization").


     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.


     The Board has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.


     Company and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Company and Buying Fund is a series of Buyer. INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to your Fund and A I M Advisors, Inc. ("AIM") serves as the investment advisor to Buying Fund. Both AIM and INVESCO are wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     The investment objective of Buying Fund is similar to that of your Fund in that both seek a high level of current income, although your Fund also seeks capital appreciation. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement and the other Proposals described below. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.


     The following documents are on file with the Securities and Exchange Commission (the "SEC"):



     - Prospectus of your Fund dated April 30, 2003, as supplemented October 21, 2003 and December 16, 2003 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated April 30, 2003 (Selling Fund Prospectus is incorporated by reference into this Proxy Statement/ Prospectus);



     - Prospectus of Buying Fund dated May 1, 2003, as supplemented June 12, 2003, August 18, 2003, August 20, 2003, November 20, 2003, December 12,
       2003 and December 16, 2003 (the "Buying Fund Prospectus"); and



     - Statement of Additional Information dated May 1, 2003, as revised September 1, 2003 and as supplemented October 21, 2003, and the Statement of Additional Information relating to the Reorganization, dated February 26, 2004.



     - Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus; and



     - Statement of Additional Information relating to the Reorganization dated February 26, 2004 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Company and Buyer.


     Copies of the Buying Fund Prospectus and the related Statement of Additional Information are available without charge by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 410-4246. Copies of the Selling Fund Prospectus and the related Statement of Additional Information are available without charge by writing to INVESCO Distributors, Inc., 11 Greenway Plaza Suite 100, Houston, Texas 77046-1173, or by calling 1-800-410-4246.

     The remaining four Proposals to be voted on are: the election of 16 directors to the Board of Directors of Company; the approval of a new advisory agreement with AIM for your Fund; the approval of a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") for your Fund; and the approval of an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of each series portfolio of Company as a new series portfolio of an existing Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation. The Board has approved the nomination of the persons set forth in this Proxy Statement/Prospectus for election as directors of Company and has approved the new advisory agreement with AIM and the new sub-advisory agreement between AIM and INVESCO Institutional. Finally, the Board has approved the Plan as being advisable.

     All five Proposals are being submitted to you to implement an integration initiative undertaken by AMVESCAP with respect to its North American mutual fund operations, which includes your Fund.


     Company has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits." If you have not received such report(s) or would like to receive an additional copy, please contact INVESCO Distributors, Inc., 11 Greenway Plaza Suite 100, Houston, Texas 77046-1173, or call 1-800-410-4246. Such report(s) will be furnished free of charge.



     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
PROPOSAL 1 -- APPROVAL OF THE AGREEMENT TO COMBINE YOUR FUND
  AND BUYING FUND...........................................    2
SUMMARY.....................................................    2
  The Reorganization........................................    2
  Comparison Fee Table and Expense Example..................    3
  Fee Table.................................................    3
  Expense Example...........................................    5
  Comparison of Performance of Your Fund and Buying Fund....    6
  INVESCO--VIF High Yield Fund..............................    6
  AIM V.I. High Yield Fund..................................    8
  Comparison of Principal Service Providers.................   10
  Comparison of Multiple Class Structures...................   10
  Comparison of Sales Charges...............................   10
  Comparison of Distribution and Purchase and Redemption
     Procedures.............................................   10
  The Board's Recommendation on Proposal 1..................   10
RISK FACTORS................................................   10
  Risks Associated with Buying Fund.........................   10
  Comparison of Risks of Buying Fund and Your Fund..........   11
INFORMATION ABOUT BUYING FUND...............................   11
  Description of Buying Fund Shares.........................   11
  Management's Discussion of Fund Performance...............   11
  Financial Highlights......................................   12
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................   12
  Terms of the Reorganization...............................   12
  The Reorganization........................................   12
  Board Considerations......................................   12
  Other Terms...............................................   13
  Federal Income Tax Consequences...........................   14
  Accounting Treatment......................................   15
RIGHTS OF SHAREHOLDERS......................................   15
  General...................................................   15
  Liability of Shareholders.................................   15
  Election of Directors/Trustees; Terms.....................   16
  Removal of Directors/Trustees.............................   16
  Meetings of Shareholders..................................   16
  Liability of Directors/Trustees and Officers;
     Indemnification........................................   16
  Dissolution and Termination...............................   17
  Voting Rights of Shareholders.............................   17
  Dissenters' Rights........................................   18
  Amendments to Organization Documents......................   18
CAPITALIZATION..............................................   19
INTERESTS OF CERTAIN PERSONS................................   19

                                                              PAGE
                                                              ----
LEGAL MATTERS...............................................   19
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND......   19
CERTAIN CIVIL PROCEEDINGS AND LAWSUITS......................   20
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   22
PROPOSAL 2 -- ELECTION OF DIRECTORS.........................   22
  Background................................................   22
  Structure of the Board of Directors.......................   22
  Nominees for Directors....................................   23
  The Board's Recommendation on Proposal 2..................   26
  Committees of the Board...................................   26
  Audit Committee...........................................   26
  Governance Committee......................................   27
  Investments Committee.....................................   28
  Valuation Committee.......................................   28
  Board and Committee Meeting Attendance....................   28
  Shareholder Communications with the Board.................   28
  Director's Compensation...................................   29
  Retirement Plan for Directors.............................   29
  Deferred Compensation Agreements..........................   30
  Officers of Company.......................................   30
  Security Ownership of Management..........................   30
  Director Ownership of Your Fund's Shares..................   31
PROPOSAL 3 -- APPROVAL OF A NEW INVESTMENT ADVISORY
  AGREEMENT.................................................   31
  Background................................................   31
  Your Fund's Current Investment Advisor....................   32
  The Proposed New Investment Advisor for Your Fund.........   32
  Positions with AIM Held by Company's Directors or
     Executive Officers.....................................   32
  Terms of the Current Advisory Agreement...................   32
  Additional Services Provided by INVESCO and its
     Affiliates.............................................   34
  Advisory Fees Charged by AIM for Similar Funds it
     Manages................................................   34
  Terms of the Proposed Advisory Agreement..................   34
  Administrative Services...................................   35
  Broker-Dealer Relationships and Affiliated Brokerage......   36
  Securities Lending........................................   36
  Payment of Expenses and Restrictions on Fees Received.....   36
  Non-Exclusivity Provisions................................   37
  Delegation................................................   37
  Limitation of Liability of AIM, Company and
     Shareholders...........................................   38
  State Law Governing the Agreement.........................   38
  Factors the Directors Considered in Approving the Advisory
     Agreement..............................................   38
  The Board's Recommendation on Proposal 3..................   40
PROPOSAL 4 -- APPROVAL OF NEW SUB-ADVISORY AGREEMENT........   40
  Background................................................   40
  The Proposed Sub-Advisor for Your Fund....................   41

                                                              PAGE
                                                              ----
  Positions with INVESCO Institutional Held by Company's
     Directors or Executive Officers........................   41
  Terms of the Proposed Sub-Advisory Agreement..............   41
  Advisory Fees Charged by INVESCO Institutional for Similar
     Types of Accounts for which it Serves as Advisor.......   42
  Factors the Directors Considered in Approving the Proposed
     Sub-Advisory Agreement.................................   42
  The Board's Recommendation on Proposal 4..................   44
PROPOSAL 5 -- APPROVAL OF THE PLAN TO REDOMESTICATE EACH
  SERIES PORTFOLIO OF COMPANY AS A NEW SERIES PORTFOLIO OF
  AIM VARIABLE INSURANCE FUNDS..............................   44
  Background................................................   44
  Reasons for the Proposed Redomestication..................   44
  What the Proposed Redomestication Will Involve............   45
  The Federal Income Tax Consequences of the
     Redomestication........................................   46
  Appraisal Rights..........................................   47
  The Trust Compared to Company.............................   47
  The Board's Recommendation on Proposal 5..................   48
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............   48
  Proxy Statement/Prospectus................................   48
  Time and Place of Special Meeting.........................   48
  Voting in Person..........................................   48
  Voting by Proxy...........................................   48
  Quorum Requirement and Adjournment........................   49
  Vote Necessary to Approve Each Proposal...................   49
  Proxy Solicitation........................................   49
  Other Matters.............................................   50
  Shareholder Proposals.....................................   50
  Ownership of Shares.......................................   50
INDEPENDENT PUBLIC ACCOUNTANTS..............................   50
  Fees Billed by the PwC Related to the Company.............   51
  Fees Billed PwC Related to INVESCO and INVESCO
     Affiliates.............................................   51



EXHIBIT A      Comparison of Principal Service Providers...................  A-1
EXHIBIT B      Classes of Shares of Your Fund and Corresponding Classes of
               Shares of Buying Fund.......................................  B-1
EXHIBIT C      Financial Highlights of Buying Fund.........................  C-1
EXHIBIT K      Shares Outstanding of Each Class of Your Fund on Record
               Date........................................................  K-1
EXHIBIT L      Ownership of Shares of Your Fund............................  L-1
EXHIBIT M      Ownership of Shares of Buying Fund..........................  M-1
APPENDIX I     Agreement and Plan of Reorganization for Your Fund (to Effect the
               Reorganization).........................................APPENDIX I
APPENDIX II    Prospectus of Buying Fund..............................APPENDIX II
APPENDIX III   Discussion of Performance of Buying Fund..............APPENDIX III
APPENDIX IV    Governance Committee Charter...........................APPENDIX IV
APPENDIX V     Form of Investment Advisory Agreement with A I M Advisors,
               Inc. ...................................................APPENDIX V

                                                                             PAGE
                                                                             ----
APPENDIX VI    Form of Sub-Advisory Agreement.........................APPENDIX VI
APPENDIX VII   Agreement and Plan of Reorganization for Your Fund (to Effect
               the Redomestication)..................................APPENDIX VII
APPENDIX VIII  Pre-Approval of Audit and Non-Audit Services Policies and
               Procedures...........................................APPENDIX VIII



     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMINVESTMENTS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AIM INVESTMENTS, AIM INVESTMENTS AND DESIGN, MYAIM.COM, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(k) AND YOUR GOALS. OUR SOLUTIONS. ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.


     INVESCO, THE OPEN CIRCLE DESIGN, INVESCO FUNDS, INVESCO FUNDS GROUP, INVESCO -- YOUR GLOBAL INVESTMENT PARTNER AND YOU SHOULD KNOW WHAT INVESCO KNOWS ARE REGISTERED SERVICE MARKS OF AMVESCAP PLC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION


     Your Fund is one of 13 portfolios advised by INVESCO and Buying Fund is one of 99 portfolios advised by AIM. Proposals 1 through 5 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP, the parent company of AIM and INVESCO, with respect to its North American mutual fund operations. The primary component of AMVESCAP's integration initiative that you are being asked to vote on in this Proxy Statement/Prospectus is the:



     - Rationalizing and streamlining of the various AIM Funds and INVESCO Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing both the number of AIM Funds and INVESCO Funds will allow AIM and INVESCO to concentrate on managing their core products. The Reorganization of Selling Fund into Buying Fund is one of a number of fund reorganizations proposed by AMVESCAP as a result of this review process. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale. PROPOSAL 1 RELATES TO THIS COMPONENT OF AMVESCAP'S INTEGRATION INITIATIVE.



     - In considering the integration initiative proposed by AMVESCAP, the directors/trustees of the AIM Funds and the directors of the INVESCO Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/ trustees. PROPOSAL 2 RELATES TO THE ELECTION OF DIRECTORS OF YOUR FUND.



     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds. The idea of this component is to have AIM replace INVESCO as the AMVESCAP entity primarily responsible for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. In connection with this item, each INVESCO Fund (currently advised by INVESCO), including Buying Fund, is seeking shareholder approval to enter into a new investment advisory agreement with AIM. These changes will simplify AMVESCAP's mutual fund operations in the United States so that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds. PROPOSAL 3 RELATES TO THIS COMPONENT OF AMVESCAP'S INTEGRATION INITIATIVE.



     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. To implement this component, each AIM Fund and each INVESCO Fund that currently is organized as a Maryland corporation is seeking shareholder approval to redomesticate as a new Delaware statutory trust, which also should provide these Funds with greater flexibility in conducting their business operations. In addition, certain series portfolios of AIM Funds with few portfolios are seeking shareholder approval to be restructured as new series portfolios of existing AIM Funds that are organized as Delaware statutory trusts. PROPOSAL 5 RELATES TO THIS COMPONENT OF AMVESCAP'S INTEGRATION INITIATIVE.



     The following additional series of actions are also being taken in connection with AMVESCAP's integration initiative. However, you are not being asked to vote on these items.



     - Using a single distributor for all AMVESCAP mutual funds in the United States. To that end, A I M Distributors, Inc., the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replaced INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology.



     YOU ARE BEING ASKED TO APPROVE PROPOSALS 2-5 SO THAT, IN THE EVENT THAT PROPOSAL 1 IS NOT APPROVED, YOUR FUND WILL STILL BE ABLE TO TAKE ADVANTAGE OF THESE OTHER BENEFITS OF AMVESCAP'S INTEGRATION. WE WILL BE UNABLE TO DETERMINE WHETHER PROPOSALS 2-5 SHOULD GO FORWARD UNTIL WE HAVE DETERMINED WHETHER PROPOSAL 1 HAS BEEN APPROVED. THEREFORE, EVEN IF YOU VOTE IN FAVOR OF PROPOSAL 1, IT IS STILL IMPORTANT THAT YOU VOTE ON PROPOSALS 2-5. FOR INFORMATION ABOUT THE SPECIAL MEETING AND VOTING ON PROPOSALS 1 THROUGH 5, SEE "INFORMATION ABOUT THE SPECIAL MEETING AND VOTING." FOR A DESCRIPTION OF THE VOTE NECESSARY TO APPROVE EACH OF PROPOSALS 1 THROUGH 5, SEE "INFORMATION ABOUT THE SPECIAL MEETING AND VOTING -- VOTE NECESSARY TO APPROVE EACH PROPOSAL."


                                 PROPOSAL 1 --

                           APPROVAL OF THE AGREEMENT
                      TO COMBINE YOUR FUND AND BUYING FUND

                                    SUMMARY

     The Board, including the independent directors, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. The Board believes that a larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs. The Board also believes that a larger combined fund should result in greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and director/trustee expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Company, a Maryland corporation. Buying Fund is a series of Buyer, a Delaware statutory trust.


     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, then:



          1. all of the assets of your Fund will be transferred to Buying Fund;



          2. Buying Fund will assume the liabilities of your Fund; and



          3. Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, (as shown on Exhibit B, to this Proxy Statement/Prospectus).



     For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."


     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Company and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.


COMPARISON FEE TABLE AND EXPENSE EXAMPLE



FEE TABLE



     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Series I and Series II shares of INVESCO VIF -- High Yield Fund ("Selling Fund") and AIM V.I. High Yield Fund ("Buying Fund"). Series II shares of Selling Fund were not available as of December 31, 2003 and will not be offered for sale prior to the reorganization of Selling Fund into Buying Fund. Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. The table does not reflect fees associated when a separate account invests in the Funds or any costs associated with ownership of a variable annuity or variable life insurance contract for which the Funds are investment options, and if it did, expenses would be higher.



                                      SELLING FUND                  BUYING FUND            BUYING FUND PRO
                                    (AS OF 12/31/03)             (AS OF 12/31/03)          FORMA COMBINED
                                ------------------------       ---------------------    ---------------------
                                SERIES I       SERIES II       SERIES I    SERIES II    SERIES I    SERIES II
                                 SHARES        SHARES(1)        SHARES      SHARES       SHARES      SHARES
                                --------       ---------       --------    ---------    --------    ---------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Charge (Load)
  Imposed on Purchase (as a
  percentage of offering
  price)......................     N/A            N/A             N/A         N/A          N/A         N/A
Maximum Deferred Sales Charge
  (as a percentage of original
  purchase price or redemption
  proceeds, as applicable)....     N/A            N/A             N/A         N/A          N/A         N/A
ANNUAL FUND OPERATING
  EXPENSES(2)
  (expenses that are deducted
  from fund assets)
Management fees...............    0.60%          0.60%           0.63%       0.63%        0.63%       0.63%
Distribution and/or Service
  (12b-1) Fees................    None           0.25%           None        0.25%        None        0.25%
Other Expenses................    0.48%(3)       0.48%(3)(4)     0.57%       0.57%        0.43%       0.43%
Total Annual Fund Operating
  Expenses....................    1.08%          1.33%           1.20%       1.45%        1.06%       1.31%
Fee Waiver/Expense
  Reimbursement...............    0.03%(5)(6)    0.13%(6)(7)       --          --         0.01%(8)    0.11%(9)
Net Expense...................    1.05%          1.20%           1.20%       1.45%        1.05%       1.20%


---------------


"N/A" in the table above means "not applicable."



(1) As of December 31, 2003, Selling Fund offered only one series of shares, which are referred to in this Proxy Statement/Prospectus as Series I shares. The numbers for Series II shares reflect Selling Fund's December 31, 2003 amounts, plus a 12b-1 fee of 0.25%.



(2) Figures shown in the table are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Selling Fund has adopted new forms of administrative services and transfer agency agreements which will be effective May 1, 2004. These new forms of agreements are the same as those currently in place for Buying Fund. As a result, Selling Fund's Other Expenses have been restated to reflect the changes in fees in Selling Fund new agreements. Had Selling Fund not adopted these new forms of administrative services and transfer agency agreements, Selling Fund's Other Expenses would have been 0.43% for Series I Shares of Selling Fund and 0.43% for Series II Shares of Selling Fund. Because Selling Fund's board of directors has already approved the adoption of these new forms of agreements to go effective May 1, 2004, your vote on the items described in this Proxy Statement/Prospectus will have no impact on these changes.



(4) Other Expenses for Series II shares are based on estimated average net assets for the current fiscal year.



(5) The Fund's advisor has contractually agreed to waive fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.05%. In determining the advisor's obligation to waive fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.05% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standards Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees (though the expenses of the reorganization currently under consideration are being paid by the Fund's advisor); and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2005.



(6) Effective June 1, 2002, and ending immediately prior to the consummation of the merger between Selling Fund and Buying Fund which is expected to be on April 30, 2004, Selling Fund's advisor is entitled to receive reimbursement from Selling Fund for fees and expenses paid for by Selling Fund's advisor pursuant to expense limitation commitments between Selling Fund's advisor and Selling Fund if such reimbursement does not cause Selling Fund to exceed its then-current expense limitations and the reimbursement is made within three years after Selling Fund's advisor incurred the expense.



(7) The Fund's advisor and/or distributor have contractually agreed to waive fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.20%. In determining the advisor's and distributor's obligation to waive fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.20% cap; (i) interest; (ii) taxes; ((iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standards Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees (though the expenses of the reorganization currently under consideration are being paid by the Fund's advisor); and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2005.



(8) The Fund's advisor has contractually agreed to waive fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.05%. In determining the advisor's obligation to waive fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.05% cap; (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial

    Accounting Standards Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expense related to a merger or reorganization, as approved by the Fund's board of trustees (though the expenses of the reorganization currently under consideration are being paid by the Fund's advisor); and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangement from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect for one year from the merger date which is expected to be April 30, 2004.



(9) The Fund's advisor and/or distributor have contractually agreed to waive fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.20%. In determining the advisor's and distributor's obligation to waive fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.20% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standards Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees (though the expenses of the reorganization currently under consideration are being paid by the Fund's advisor); and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect for one year from the merger date which is expected to be April 30, 2004.



EXPENSE EXAMPLE



     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above. This Example does not reflect fees associated when a separate account invests in the Funds or any costs associated with the ownership of a variable annuity contract or variable life insurance contract for which the Funds are investment options, and if it did, expenses would be higher.



     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                                         ONE    THREE   FIVE     TEN
                                                         YEAR   YEARS   YEARS   YEARS
                                                         ----   -----   -----   ------
SELLING FUND
Series I...............................................  $107   $340    $593    $1,314
Series II..............................................  $122   $409    $716    $1,590
BUYING FUND
Series I...............................................  $122   $381    $660    $1,455
Series II..............................................  $148   $459    $792    $1,735
BUYING FUND -- PRO FORMA COMBINED
Series I...............................................  $107   $336    $584    $1,293
Series II..............................................  $122   $404    $708    $1,569



     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.



     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.



COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND



     For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/ Prospectus under the heading "Certain Civil Proceedings and Lawsuits." For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

INVESCO VIF -- HIGH YIELD FUND



     The bar chart and table shown below provide an indication of the risks of investing in your Fund. Your Fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart and performance table shown does not reflect charges at the separate account level; if they did, the performance shown would be lower.



                    (INVESCO VIF HIGH YIELD FUND BAR CHART)

1995...................................................................   19.76%
1996...................................................................   16.59%
1997...................................................................   17.33%
1998...................................................................    1.42%
1999...................................................................    9.20%
2000...................................................................  -11.69%
2001...................................................................  -14.93%
2002...................................................................    -1.3%
2003...................................................................  -25.04%



     During the period shown in the bar chart, the highest quarterly return was 7.91% (quarter ended June 30, 2003) and the lowest quarterly return was -11.18% (quarter ended September 30, 2001).



                                                                 SINCE       INCEPTION
                                            1 YEAR   5 YEARS   INCEPTION       DATE
                                            ------   -------   ---------     ---------
INVESCO VIF -- High Yield Fund(1).........  29.04%    0.25%      5.63%(2)    5/28/1994
Lehman Brothers U.S. Aggregate Bond Trust
  Index(3)................................   4.10%    6.62%      7.68%(2)
Merrill Lynch High Yield Master Trust
  Index(4)................................  27.23%    5.47%      7.94%(2)
Lipper High Yield Bond Fund Index(5)......  26.36%    2.92%      5.73%(2)


---------------


(1) Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.



(2) The Fund commenced investment operations on May 27, 1994. Index comparison begins on May 31, 1994.



(3) The Lehman Brothers U.S. Aggregate Bond Index is an index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities and asset-backed securities).



(4) The Merrill Lynch High Yield Trust Master Index is an unmanaged index indicative of the broad high-yield bond market. Please keep in mind that the index does not pay brokerage, management, or administrative expenses, all of which are paid by the Fund and are reflected in its annual return.



(5) The Lipper High Yield Bond Fund Index is an equally weighted representation of the 30 largest funds within the Lipper High Yield Funds category. The funds have no credit rating restriction, but tend to invest in fixed-income securities with lower credit ratings.

AIM V.I. HIGH YIELD FUND



     The bar chart and table shown below provide an indication of the risks of investing in Buying Fund. Buying Fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart and performance table shown does not reflect charges at the separate account level; if they did, the performance shown would be lower.


                     (AIM VI HIGH YIELD SERIES I BAR CHART)


1999...................................................................   10.52%
2000...................................................................  -19.01%
2001...................................................................   -5.00%
2002...................................................................   -5.84%
2003...................................................................   28.04%



     During the period shown in the bar chart, the highest quarterly return was 9.64% (quarter ended June 30, 2003) and the lowest quarterly return was -14.05% (quarter ended December 31, 2000).



                                                                       SINCE      INCEPTION
                                                  1 YEAR   5 YEARS   INCEPTION      DATE
                                                  ------   -------   ---------    ---------
AIM V.I. High Yield Series I....................  28.04%    0.50%      (0.95)%    5/01/1998
AIM V.I. High Yield Series II...................  27.89%    0.27%      (1.18)%    5/01/1998
Lehman Brothers Aggregate Bond Index(1).........   4.10     6.62        7.00      4/30/1998
Lehman Brothers High Yield Index(2).............  28.97     5.23        4.26      4/30/1998
Lipper High Yield Bond Fund Index(3)............  26.36     2.92        1.72      4/30/1998


---------------


(1) The Lehman Brothers U.S. Aggregate Bond Index is an index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities and asset-backed securities). The fund has elected to use the Lehman Brothers U.S. aggregate Bond Index as its broad-based index rather than the Lehman Brothers High Yield Index since the Lehman Brothers U.S. Aggregate Bond Index is such a widely recognized gauge of U.S. stock market performance. The fund will continue to include the Lehman Brothers High Yield Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper High Yield Bond Fund Index (which may or may not include the fund) is included for comparison to a peer-group.



(2) The Lehman Brothers High Yield Index is an index that includes all fixed-income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100 million, and at least one year to maturity.



(3) The Lipper High Yield Bond Fund Index is an equally weighted representation of the 30 largest funds within the Lipper High Yield Funds category. The funds have no credit rating restriction, but tend to invest in fixed-income securities with lower credit ratings.



     Your Fund and Buying Fund pursue similar investment objectives in that both seek a high level of current income, although your Fund also seeks capital appreciation. Your Fund and Buying Fund also invest in similar types of securities. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund. The charts below shows the similarities and differences in your Fund's and Buying Fund's investment objective and strategies.


     The investment objectives or goals of your Fund are classified as fundamental, which means that the Board of Directors cannot change them without shareholder approval. The investment objective of Buying Fund is not classified as fundamental, which means that the Board of Trustees of Buyer can change it without shareholder approval. Having the ability to change the investment objective without shareholder approval allows the Board of Trustees to respond more quickly and efficiently to changing market conditions and to save Buying Fund and its shareholders money by eliminating the need to solicit proxies to obtain shareholder approval to change an investment objective to respond to changing market conditions.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and Buying Fund can be found in each Fund's Statement of Additional Information. While your Fund and Buying Fund have slightly different approaches to disclosing and characterizing these restrictions and policies, in substance your Fund and Buying Fund operate under the same general restrictions and are subject to the same general policies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

         INVESCO VIF -- HIGH YIELD FUND                    AIM V.I. HIGH YIELD FUND
                  (YOUR FUND)                                   (BUYING FUND)
         ------------------------------                    ------------------------
                                     INVESTMENT OBJECTIVE
  - high level of current income and capital     - high level of current income
    appreciation
                                     INVESTMENT STRATEGIES
  - invests, normally, at least 80% of its net   - invests primarily in publicly traded
    assets in a diversified portfolio of high      non-investment grade securities, i.e.,
    yield corporate bonds rated below              "junk bonds"
    investment grade, or bonds deemed by         - invests, normally, at least 80% of its
    INVESCO to be of comparable quality,           assets in non-investment grade debt
    commonly known as "junk bonds," and            securities, i.e., "junk bonds" in
    preferred stocks with below investment         complying with the foregoing requirement,
    grade ratings or those deemed by INVESCO       Buying Fund's investments may include
    to be of comparable quality                    synthetic instruments such as warrants,
                                                   futures, options, exchange-traded funds
                                                   and American Depositary Receipts
                                                 - will principally invest in junk bonds
                                                   rated B or above by Moody's Investors
                                                   Service, Inc. or Standard & Poor's Ratings
                                                   Services or deemed by AIM to be of
                                                   comparable quality
                                                 - may invest in preferred stock
  - may invest up to 25% of its assets in        - may invest up to 25% of its total assets
    foreign debt securities; securities of         in foreign securities
    Canadian issuers and American Depositary
    Receipts are not subject to this 25%
    limitation
  - investment objective includes capital        - AIM focuses on debt securities it believes
    appreciation                                   have favorable prospects for high current
                                                   income, and also considers the possibility
                                                   of growth of capital of the security
  - may invest in companies that have similar    - no corresponding strategy
    lines of business (for example, financial
    services, health, or technology) and are
    grouped together in broad categories
    called sectors

COMPARISON OF PRINCIPAL SERVICE PROVIDERS



     A comparison of principal service providers can be found at Exhibit A.



COMPARISON OF MULTIPLE CLASS STRUCTURES



     A comparison of the share class of your Fund that is currently available to investors and the corresponding share class of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found as Exhibit A. Series II shares of Buying Fund also currently are available to investors. Series II shares of your Fund are not currently available and will not be offered for sale prior to the Reorganization. A registration statement registering the Series II shares of your Fund is expected to be filed with the SEC on or about February 13, 2004 and will become effective prior to the Reorganization. For information regarding the features of each of the share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.


COMPARISON OF SALES CHARGES


     No sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. In addition, no sales charges are applicable to Series I shares of either your Fund or Buying Fund. (No sales charges will be applicable to Series II shares of Buying Fund.) There may be, however, sales and additional other expenses, such as insurance charges and surrender charges, associated with your variable annuity or variable life contract that uses the Buying Fund, and/or the Selling Fund, as an underlying investment vehicle.


COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

     Shares of your Fund are distributed by INVESCO Distributors, Inc., a registered broker-dealer and indirect wholly owned subsidiary of AMVESCAP. Shares of Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. If Proposal 5 is not approved, AIM Distributors will replace INVESCO Distributors, Inc. as distributor of your Fund effective April 30, 2004.


     Buying Fund has adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of its Series II shares. Buying Fund has engaged AIM Distributors to provide such services either directly or through third parties. The Fee Tables on page 3 include comparative information about the distribution and service fees payable by the Series II shares of your Fund and Buying Fund. The Series II shares of your Fund will have the same aggregate distribution and service fees as the Series II shares of Buying Fund. The Series II shares of your Fund will have the same distribution and/or service (Rule 12b-1) fees as the Series II shares of the Buying Fund.


     The purchase and redemption procedures of your Fund and Buying Fund are substantially the same. For information regarding the purchase and redemption procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund and that the income you may receive from your investment may vary. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease; junk bonds are less sensitive to this risk than are higher-quality bonds. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about issuers, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are similar to those described above for Buying Fund because of the similarities in their investment objectives and strategies. Set forth below is a discussion of certain risks that differ between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Your Fund may also focus its investments in one or more sectors, resulting in the risk that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of your Fund's portfolio holdings to a particular economic sector, as compared to Buying Fund, your Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES


     Shares of Buying Fund are redeemable at their net asset value by the shareholder or by Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buying Fund. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different class-specific expenses. When issued, share of Buying Fund are fully paid and nonassessable, which means that shareholders of Buying Fund cannot be assessed additional funds to cover any liabilities of Buying Fund. Shares of Buying Fund are freely transferable. Shares of Buying Fund have no preemptive rights (rights of current shareholders to maintain a proportionate share of ownership in Buying Fund by purchasing additional shares of Buying Fund), subscription rights (rights of current shareholders to purchase additional shares of Buying Fund in an amount proportionate to their current holdings) or conversion rights (rights of current shareholders to exchange Buying Fund's shares for another security of Buying Fund at a predetermined conversion rate during a stated conversion period).


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended December 31, 2002 is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS


     For more information about Buying Fund's financial performance, see the Financial Highlights of Buying Fund at Exhibit C, which is more current than and should be read in lieu of the "Financial Highlights" section of the Buying Fund Prospectus that is attached to this Proxy Statement/Prospectus as Appendix II. The financial statements should be read in conjunction with disclosures, included in the Proxy Statement/ Prospectus under the heading "Certain Civil Proceedings and Lawsuits."


                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION


     The consummation of the Reorganization (the "Closing") is expected to occur on April 30, 2004, at 8:00 a.m., Eastern Time (the "Effective Time"). The Closing will be based on values calculated as of the close of regular trading on the New York Stock Exchange on April 29, 2004 (the "Valuation Date").



     At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for Buying Fund's account in exchange for Buying Fund's assumption of the liabilities of your Fund. Buyer shall deliver to the shareholders of your Fund a number of shares of the corresponding class of Buying Fund having an aggregate net asset value equal to the value of the net assets of your Fund. Upon delivery of your Fund's assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.



     In order for your Fund to continue to qualify as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising from undistributed investment company taxable income or net capital gain, Trust will declare one or more dividends on or before the Valuation Date. Such dividend will be payable to the shareholders of your Fund.



     Such dividend, together with all previous such dividends, shall have the effect of distributing:



     - all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 2003 and for the short taxable year beginning on January 1, 2004 and ending on the Closing; and



     - all of your Fund's net capital gain recognized in its taxable year ended December 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).



     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.


BOARD CONSIDERATIONS

     AMVESCAP initially proposed that the Board consider the Reorganization at an in-person meeting of the Board held on November 6, 2003, at which preliminary discussions of the Reorganization took place. The Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board held on December 9-10, 2003.

     Over the course of the two Board meetings, the Board received from AIM and INVESCO written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund. AIM and INVESCO also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:


     - The investment objective and principal investment strategies of your Fund and Buying Fund, noting that the objective and strategies of Buying Fund generally were similar to those of your Fund.



     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization, noting that, both before and after contractual expense limitations, the expenses of Buying Fund and the pro forma expenses of Buying Fund were less than those of your Fund as of June 30, 2003.



     - The comparative performance of your Fund and Buying Fund, noting that Buying Fund generally had superior performance to your Fund.



     - The comparative sizes of your Fund and Buying Fund, noting that Buying Fund was larger.



     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund. In that regard, the Board noted that tax issues, including the treatment of capital loss carryforwards, are of less consequence to variable fund shareholders because their shares are held in tax-deferred accounts and they are not taxed on fund distributions.



     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization


     The Board noted that AMVESCAP or one of its subsidiaries, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the two Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

     AMVESCAP initially proposed that the Board of Trustees of Buyer consider the Reorganization at an in-person meeting of the Board of Trustees held on November 6, 2003, at which preliminary discussions of the Reorganization took place. The Board of Trustees of Buyer determined that the Reorganization is in the best interests of Buying Fund and will not dilute the interests of Buying Fund shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board of Trustees held on December 9-10, 2003.

OTHER TERMS

     If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Company and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Company and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Company and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Directors of Company and the Board of Trustees of Buyer may waive without shareholder approval any default by Company or Buyer or any failure by Company or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before June 30, 2004.

FEDERAL INCOME TAX CONSEQUENCES


     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change.



     The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:



     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;



     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;



     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;



     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;



     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and



     - Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund in determining its taxable income, subject to all relevant conditions and limitations on the use of such tax benefits.



     Neither Trust nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Trust and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust or Buyer are incorrect in any material respect.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.



ACCOUNTING TREATMENT



     For financial statement purposes, the Reorganization will be accounted for as a combination of the funds and not as a purchase of the assets of your Fund at their current fair market values. Accordingly, the book cost of the assets of your Fund will be recorded on the financial statements of the Buying Fund using the same book cost of such assets as has been used by your Fund.


                             RIGHTS OF SHAREHOLDERS

GENERAL

     Company is a Maryland corporation. Buyer is a Delaware statutory trust. There is much that is similar between Maryland corporations and Delaware statutory trusts. For example, the responsibilities, powers and fiduciary duties of the directors of Company are substantially similar to those of the trustees of Buyer.

     There are, however, certain differences between the two forms of organization. The operations of Company, as a Maryland corporation, are governed by its Articles of Incorporation, and any restatements, amendments and supplements thereto (the "Articles of Incorporation"), and applicable Maryland law. The operations of Buyer, as a Delaware statutory trust, are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), and applicable Delaware law.

LIABILITY OF SHAREHOLDERS


     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.



     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations. However, there is a remote possibility that shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations. This might occur if the courts of another state that does not recognize the limited liability granted to shareholders by Delaware law were to apply the laws of such other state to a controversy involving the trust's obligations.



     The Declaration of Trust provides that shareholders of the Trust are not subject to any personal liability for acts or obligations of the Trust. The Declaration of Trust requires that every written agreement, obligation or other undertaking made by the Trust contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder.



     Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote. Even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     The shareholders of Buyer have elected a majority of the trustees of Buyer. Such trustees serve for the life of Buyer, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees, a majority of the trustees may appoint a successor to fill such vacancy. The right of the Board of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

REMOVAL OF DIRECTORS/TRUSTEES

     A director of Company may be removed by the affirmative vote of a majority of the holders of a majority of the outstanding shares of Company.

     A trustee of Buyer may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of Buyer.

MEETINGS OF SHAREHOLDERS

     Company is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The bylaws of Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     Buyer is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of Buyer provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of Buyer. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION


     The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law.



     Under Maryland law:



     - a corporation is permitted to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty;



     - indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings; and



     - indemnification of a corporation's directors and officers for other matters is permitted unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.



     The Declaration of Trust provides:



     - that the trustees and officers of Trust are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee; and



     - for the indemnification of Trust's trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of Trust, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.



     Under Delaware law:



     - trustees of a statutory trust are not liable to the trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument; and



     - a statutory trust is permitted to indemnify and hold harmless any trustee or other person against any and all claims and demands.



     Generally speaking, and for practical purposes, the impact of the change from Maryland law to Delaware law on liability of directors/trustees and officers will be minimized because the 1940 Act applies a certain level of liability to the directors/trustees and officers of a mutual fund by prohibiting the governing documents of the Fund from eliminating liability of directors/trustees and officers for willful misfeasance, bad faith, gross negligences or reckless disregard of duty.


DISSOLUTION AND TERMINATION

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the Declaration of Trust, Buyer or any series or class of shares of beneficial interest in Buyer may be terminated by: (1) a majority shareholder vote of Buyer or the affected series or class, respectively; or (2) if there are fewer than 100 shareholders of record of Buyer or of such terminating series or class, the trustees pursuant to written notice to the shareholders of Buyer or the affected series or class.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of Buyer or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of Buyer or one of its investment portfolios; (v) merger or consolidation of Buyer or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the Declaration of Trust; and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

     Generally speaking, and for practical purposes, the impact of the change to Delaware law from Maryland law on shareholder voting rights will be minimized because the 1940 Act requires that shareholders vote on certain fundamental matters.


DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confers upon shareholders rights of appraisal or dissenters' rights.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors have the power to alter, amend or repeal the bylaws of Company or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of Buyer may, without shareholder approval, amend the Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of Buyer, without approval of the majority of the shares of Buyer. The trustees have the power to alter, amend or repeal the bylaws of Buyer or adopt new bylaws at any time.

                                 CAPITALIZATION

     The following table sets forth, as of June 30, 2003, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                     PRO FORMA
                                                 YOUR FUND        BUYING FUND       BUYING FUND
                                              SERIES I SHARES   SERIES I SHARES   SERIES I SHARES
                                              ---------------   ---------------   ---------------
Net Assets..................................    $68,589,176       $34,680,019      $103,269,195
Shares Outstanding..........................      8,977,132         5,980,837        17,805,887
Net Asset Value Per Share...................    $      7.64       $      5.80      $       5.80

                                                                                      PRO FORMA
                                               YOUR FUND          BUYING FUND        BUYING FUND
                                          SERIES II SHARES(1)   SERIES II SHARES   SERIES II SHARES
                                          -------------------   ----------------   ----------------
Net Assets..............................          $0                $355,919           $355,919
Shares Outstanding......................           0                  61,515             61,515
Net Asset Value Per Share...............          $0                $   5.79           $   5.79

---------------

(1) There were no shareholders of Series II Shares of your Fund as of June 30, 2003.

                          INTERESTS OF CERTAIN PERSONS


     If the Reorganization is consummated, AIM, as the investment advisor of Buying Fund, will gain approximately $69 million in additional assets under management (based on your Fund's net assets as of June 30, 2003), upon which AIM will receive advisory fees. AIM's advisory fees applicable to Buying Fund are set forth in the Fee Tables on page 3.


                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference: (i) see "Fund Performance" for more information about the performance of your Fund;
(ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Share Price" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund; and (v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions.

                     CERTAIN CIVIL PROCEEDINGS AND LAWSUITS


     The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and INVESCO are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING INVESCO



     On December 2, 2003 each of the SEC and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



     The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of
Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the 1940 Act. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



     The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



     The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



     No relief is being sought against your Fund or any of the other AIM or INVESCO Funds in any of these complaints.



     In addition, INVESCO has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. INVESCO has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc., and the SEC.



REGULATORY INQUIRIES CONCERNING AIM



     AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's

Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon your Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



     The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of INVESCO and AIM currently being conducted by management's outside counsel.



RESPONSE OF AMVESCAP



     AMVESCAP is seeking to resolve both the pending regulatory complaints against INVESCO alleging market timing and the ongoing market timing investigations with respect to INVESCO and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and INVESCO's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



     There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of INVESCO and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including your Fund. Your Fund has been informed by AIM and/or INVESCO that, if AIM or INVESCO is so barred, AIM or INVESCO will seek exemptive relief from the SEC to permit it to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



     In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, INVESCO, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against INVESCO described above. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and
(iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. The following list identifies such lawsuits that have been served as of February 23, 2004:



          - RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. INVESCO GLOBAL ASSET MANAGEMENT, ET AL., in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.



          - JOEL GOODMAN V. INVESCO FUNDS GROUP, INC., ET AL., in the District Court, City and County of Denver, Colorado (Case Number 03-CV-9268), filed on December 5, 2003.



          - L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC.
            V. AMVESCAP PLC, INVESCO, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003.



          - EDWARD LOWINGER AND SHARON LOWINGER V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003.



          - RICHARD RAVER V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003.



          - STEVEN B. EHRLICH, ET AL., V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003.



          - PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003.



          - LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004.



          - CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004.



     INVESCO has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation recently has ordered that efficiency will be achieved if all actions alleging market timing throughout the mutual fund industry are transferred to the District of Maryland for coordinated pretrial discovery. AIM and INVESCO have informed the AIM and INVESCO Funds that they anticipate that the Panel will issue orders to transfer actions pending against them, including the cases identified above, to the multidistrict litigation as well.



     More detailed information regarding each of the cases identified above is provided in your Fund's statement of additional information. Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against your Fund, INVESCO, AIM, AMVESCAP and related entities and individuals in the future. Information about any similar additional lawsuits will be provided in the statement of additional information.



     As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION


     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which Company and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Company's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 033-70154. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 033-57340. Such Buying Fund Prospectus is incorporated herein by reference.

     Company and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Company and Buyer (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/ Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Company and Buyer and other registrants that file electronically with the SEC.

                                 PROPOSAL 2 --

                             ELECTION OF DIRECTORS

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

     You are being asked to approve Proposal 2 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from having a combined board of directors.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board currently consists of the following five persons: Bob R. Baker, James T. Bunch, Gerald L. Lewis, Larry Soll, Ph.D. and Mark H. Williamson. Four of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of Section 2(a)(19) of the 1940 Act. One of the current directors is an "interested person" because of his business and financial relationships with Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP.

NOMINEES FOR DIRECTORS

     Company's Governance Committee (which consists solely of independent directors) has approved the nomination of each of the five current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the Governance Committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of Company, consisting of a total of 13 portfolios. Each nominee who is a current director also serves as a director or trustee of 17 of the 19 registered investment companies mentioned above, consisting of a total of 78 portfolios, that make up the AIM Funds. The business address of each nominee who is a current director is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.



     Each new nominee serves as a director or trustee of the 19 AIM Funds, consisting of comprising a total of 99 portfolios. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each new nominee was recommended to Company's Governance Committee by the independent directors of Company.


     If elected, each nominee who is a current director would oversee a total of 18 registered investment companies currently comprising 91 portfolios and each new nominee would oversee a total of 20 registered investment companies currently comprising 112 portfolios.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS


                                 DIRECTOR       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH            SINCE           DURING PAST 5 YEARS           OTHER DIRECTORSHIP(S) HELD
----------------------           --------       -----------------------         --------------------------
Bob R. Baker -- 1936...........    1993     Retired                           None
Director
                                            Formerly: President and Chief
                                            Executive Officer, AMC Cancer
                                            Research Center, and Chairman
                                            and Chief Executive Officer,
                                            First Columbia Financial
                                            Corporation
James T. Bunch -- 1942.........    2000     Co-President and Founder,         None
Director                                    Green, Manning & Bunch Ltd.,
                                            (investment banking firm), and
                                            Director, Policy Studies, and
                                            Van Gilder Insurance
                                            Corporation
Gerald J. Lewis -- 1933........    2000     Chairman, Lawsuit Resolution      General Chemical Group, Inc.
Director                                    Services (San Diego,
                                            California)
                                            Formerly: Associate Justice of
                                            the California Court of Appeals
Larry Soll, Ph.D. -- 1942......    1997     Retired                           None
Director

  NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON


                                 DIRECTOR       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH            SINCE           DURING PAST 5 YEARS           OTHER DIRECTORSHIP(S) HELD
----------------------           --------       -----------------------         --------------------------
Mark H. Williamson(1) --
  1951.........................    1998     Director, President and Chief     None
  Director, Chairman and                    Executive Officer, A I M
  Executive Vice President                  Management Group Inc.
                                            (financial services holding
                                            company); Director, Chairman
                                            and President, A I M Advisors,
                                            Inc. (registered investment
                                            advisor); Director, A I M
                                            Capital Management, Inc.
                                            (registered investment advisor)
                                            and A I M Distributors, Inc.
                                            (registered broker dealer);
                                            Director and Chairman, AIM
                                            Investment Services, Inc.
                                            (registered transfer agent),
                                            and Fund Management Company
                                            (registered broker dealer); and
                                            Chief Executive Officer,
                                            AMVESCAP PLC -- AIM Division
                                            (parent of AIM and a global
                                            investment management firm)
                                            Formerly Director, Chairman,
                                            President and Chief Executive
                                            Officer, INVESCO Funds Group,
                                            Inc. and INVESCO Distributors,
                                            Inc.; Chief Executive Officer,
                                            AMVESCAP PLC -- Managed
                                            Products; Chairman and Chief
                                            Executive Officer of
                                            NationsBanc Advisors, Inc.; and
                                            Chairman of NationsBanc
                                            Investments, Inc.


---------------

(1) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

  NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS


                                        PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                    DURING PAST 5 YEARS             OTHER DIRECTORSHIP(S) HELD
----------------------                  -----------------------           --------------------------
Frank S. Bayley -- 1939..........  Of Counsel, law firm of Baker &     Badgley Funds, Inc. (registered
                                   McKenzie                            investment company)
                                   Formerly: Partner, law firm of
                                   Baker & McKenzie
Bruce L. Crockett -- 1944........  Chairman, Crockett Technology       ACE Limited (insurance company);
                                   Associates (technology consulting   and Captaris, Inc. (unified
                                   company)                            messaging provider)
Albert R. Dowden -- 1941.........  Director of a number of public      Cortland Trust, Inc. (Chairman)
                                   and private business                (registered investment company);
                                   corporations, including the Boss    Annuity and Life Re (Holdings),
                                   Group Ltd. (private investment      Ltd. (insurance company)
                                   and management) and Magellan
                                   Insurance Company
                                   Formerly: Director, President and
                                   Chief Executive Officer, Volvo
                                   Group North America, Inc.; Senior
                                   Vice President, AB Volvo; and
                                   director of various affiliated
                                   Volvo companies

                                        PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                    DURING PAST 5 YEARS             OTHER DIRECTORSHIP(S) HELD
----------------------                  -----------------------           --------------------------
Edward K. Dunn, Jr. -- 1935......  Retired                             None
                                   Formerly: Chairman, Mercantile
                                   Mortgage Corp.; President and
                                   Chief Operating Officer,
                                   Mercantile-Safe Deposit & Trust
                                   Co.; and President, Mercantile
                                   Bankshares Corp.
Jack M. Fields -- 1952...........  Chief Executive Officer, Twenty     Administaff, Discovery Global
                                   First Century Group, Inc.           Education Fund (non-profit)
                                   (government affairs company) and
                                   Texana Timber LP (sustainable
                                   forestry company)
Carl Frischling -- 1937..........  Partner, law firm of Kramer Levin   Cortland Trust, Inc. (registered
                                   Naftalis & Frankel LLP              investment company)
Prema Mathai-Davis -- 1950.......  Formerly: Chief Executive           None
                                   Officer, YWCA of the USA
Lewis F. Pennock -- 1942.........  Partner, law firm of Pennock &      None
                                   Cooper
Ruth H. Quigley -- 1935..........  Retired                             None
Louis S. Sklar -- 1939...........  Executive Vice President,           None
                                   Development and Operations, Hines
                                   Interests Limited Partnership
                                   (real estate development company)


 NEW NOMINEE WHO WILL BE AN INTERESTED PERSON


                                  DIRECTOR AND/             PRINCIPAL OCCUPATION(S)                  OTHER
NAME AND YEAR OF BIRTH           OR OFFICER SINCE             DURING PAST 5 YEARS             DIRECTORSHIP(S) HELD
----------------------           ----------------           -----------------------           --------------------
Robert H. Graham -- 1946             2003           Director and Chairman, A I M Management        N/A
  President                                         Group Inc. (financial services holding
                                                    company); and Director and Vice
                                                    Chairman, AMVESCAP PLC and Chairman of
                                                    AMVESCAP PLC -- AIM Division (parent of
                                                    AIM and a global investment management
                                                    firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M
                                                    Distributors, Inc. (registered broker
                                                    dealer), AIM Investment Services, Inc.
                                                    (registered transfer agent), and Fund
                                                    Management Company (registered broker
                                                    dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products


---------------

(1) Mr. Graham will be considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

COMMITTEES OF THE BOARD


     The Board currently has five standing committees: an Audit Committee, a Governance Committee, an Investments Committee, a Valuation Committee and a Special Committee Related to Market Timing Issues. These five committees will remain as part of the combined Board. Prior to November 6, 2003, the Board had nine committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.


AUDIT COMMITTEE


     The Audit Committee is comprised entirely of directors who are not "interested persons" of Company as defined in Section 2(a)(19) of the 1940 Act. The current members of Company's Audit Committee are Messrs. Baker, Bunch and Soll. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by your Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between your Fund's management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of your Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) to assist the Board's oversight of your Fund's compliance with legal and regulatory requirements that relate to your Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, to pre-approve all permissible non-audit services that are provided to your Fund by its independent auditors; (vi) to pre-approve, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by your Fund's independent auditors to your Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, to prepare an audit committee report for inclusion in your Fund's annual proxy statement. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/ Prospectus under the heading "Certain Civil Proceedings and Lawsuits."


GOVERNANCE COMMITTEE

     The Governance Committee is comprised entirely of directors who are not "interested persons" of Company as defined in Section 2(a)(19) of the 1940 Act. The current member of Company's Governance Committee is Mr. Lewis. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Company at meetings called for the election of directors; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent directors and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

     After a determination by the Governance Committee that a person should be nominated as an additional director who is not an "interested person" of Company as defined in Section 2(a)(19) of the 1940 Act (a "dis-interested director"), or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a dis-interested director position on the Board, the Governance Committee will nominate a person for appointment by a majority of the dis-interested directors to add to the Board or to fill the vacancy. Prior to a meeting of the shareholders of your Fund called for the purpose of electing dis-interested directors, the Governance Committee will nominate one or more persons for election as dis-interested directors at such meeting.

     Evaluation by the Governance Committee of a person as a potential nominee to serve as a dis-interested director, including a person nominated by a shareholder, should result in the following findings by the Governance
Committee: (i) upon advice of independent legal counsel to the dis-interested directors, that the person will qualify as a dis-interested director and that the person is otherwise qualified under applicable laws and regulations to serve as a director of Company; (ii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a dis-interested director; (iii) with respect to potential nominees to serve as dis-interested director members of the Audit Committee of Company, upon advice of independent legal counsel to the dis-interested directors, that the person:
(a) is free of any material relationship with your Fund (other than as a shareholder of your Fund), either directly or as a partner, shareholder or officer of an organization that has a relationship with your Fund, (b) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any rules promulgated by the SEC that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (c) meets the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards (currently, Section 303A.06), and as set forth in rules promulgated by the SEC under the Securities Exchange Act of 1934, as amended, that are applicable to investment companies whose shares are listed for trading on a national securities exchange (currently, Rule 10A-3(b)(1)(iii));
(iv) that the person can make a positive contribution to the Board and your Fund, with consideration being given to the person's business experience, education and such other factors as the Governance Committee may consider relevant; (v) that the person is of good character and high integrity; and (vi) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committee can consider recommendations from management in its evaluation process.

     The Governance Committee will consider nominees recommended by a shareholder to serve as directors, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the chairman of the Governance Committee. The Governance Committee will evaluate nominees recommended by a shareholder to serve as directors in the same manner as they evaluate nominees identified by the Governance Committee.

     A current copy of the Governance Committee's Charter is set forth in Appendix IV.

INVESTMENTS COMMITTEE

     The current members of Company's Investments Committee are Messrs. Baker, Bunch, Lewis and Soll. The Investments Committee is responsible for: (i) overseeing INVESCO's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration.

VALUATION COMMITTEE


     The current members of Company's Valuation Committee are Messrs. Baker, Bunch, Lewis and Soll. The Valuation Committee meets on an ad hoc basis to review matters related to valuation.



SPECIAL COMMITTEE RELATED TO MARKET TIMING ISSUES



     The current member of Company's Special Committee Relating to Market Timing Issues is Mr. Lewis. The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of your Fund and the other portfolios of Company ("market timing") and to provide guidance to special counsel for the independent directors on market timing issues and related matters between meetings of the independent directors. During the fiscal year ended December 31, 2003, the Special Committee Related to Market Timing Issues did not meet.


BOARD AND COMMITTEE MEETING ATTENDANCE


     During the fiscal year ended December 31, 2003, the Board met 9 times, the Audit Committee met 1 time, the Governance Committee met 1 time, the Investments Committee met 1 time, the Valuation Committee, and the Special Committee Related to Market Timing Issues did not meet, the former audit committee met 3 times, the former investments and management liaison committee met 3 times, the former brokerage committee met 3 times, the former derivatives committee met 3 times, the former nominating committee met 3 times, the former legal committee met 2 times, the former compensation committee, and the former executive, valuation and retirement plan committees did not meet. All of the current directors then serving attended at least 75% of the meetings of the Board or applicable Committee during the most recent fiscal year. Company is not required to and does not hold annual meetings of shareholders. Company's policy regarding Board member attendance at annual meetings of shareholders, if any, is that directors are encouraged but not required to attend such annual meetings.


SHAREHOLDER COMMUNICATIONS WITH THE BOARD


     The Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with the Board or with an individual director, that shareholder should send his, her or its communications to Ivy B. McLemore, First Vice President Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: (713) 214-1904, ivy.mclemore@aiminvestments.com, A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the individual director of Company to whom they were addressed or to the full Board, as applicable. Copies of all shareholder communications will also be distributed to the Chairs of each of Trust's Audit Committee, Governance Committee, Investments Committee and Valuation Committee, to counsel for Company and to counsel for the independent directors of Company. Counsel for Company, upon receipt of their copy of a shareholder communication, shall work with such Chairs and counsel for the independent directors to determine whether such shareholder communication should be distributed to any directors to whom it was not sent and whether and in what manner the directors should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for Company, working with the Chairs and counsel for the independent directors.


DIRECTOR'S COMPENSATION


     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer and a meeting fee component.



     Set forth below is information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2003. Directors of Company who are affiliated with INVESCO are not compensated by Company.



                          AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL BENEFITS     TOTAL COMPENSATION
                        COMPENSATION       ACCRUED BY ALL        UPON RETIREMENT FROM      FROM ALL AIM FUNDS AND
NAME OF DIRECTOR       FROM COMPANY(1)    INVESCO FUNDS(2)       ALL INVESCO FUNDS(3)         INVESCO FUNDS(4)
----------------       ---------------   -------------------   -------------------------   ----------------------
Bob R. Baker.........      $16,211              $     0                 $24,131                   $154,554
James T. Bunch.......       15,414                    0                       0                    138,679
Gerald J. Lewis......       15,575                    0                       0                    142,054
Larry Soll, Ph.D. ...       15,493               21,545                  18,090                    140,429

---------------


(1) During the period January 1, 2003 through October 21, 2003 the vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each received compensation for serving in such capacities in addition to the compensation paid to all independent directors. Amounts shown are based on the fiscal year ended December 31, 2003.



(2) Represents estimated benefits accrued with respect to the current retirement plan and deferred retirement plan account agreement applicable to independent directors of Company, and not compensation deferred at the election of the directors. Amounts shown are based on the fiscal year ended December 31, 2003.



(3) These amounts represent the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. Amounts shown assume each director serves until his normal retirement date of age 72.



(4) As of November 25, 2003, the AIM Funds and the INVESCO Funds are considered to be part of one fund complex. All directors currently serve as directors or trustees of 17 registered investment companies advised by AIM and one registered investment company advised by INVESCO.


RETIREMENT PLAN FOR DIRECTORS


     At a meeting held on November 6, 2003, the Boards of Directors of the INVESCO Funds, including Company, adopted a new retirement plan (the "New Retirement Plan") for the directors of Company who are not affiliated with INVESCO, which was effective as of October 21, 2003. The New Retirement Plan also has been adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan includes a retirement policy as well as retirement benefits for independent directors.


     The retirement policy permits each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors may extend from time to time the retirement date of a director.

     Annual retirement benefits are available to each independent director of Company and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit also is available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan is not secured or funded by Company.

     Upon the effectiveness of the New Retirement Plan, the independent directors ceased to accrue benefits under their prior retirement plan ("Prior Retirement Plan") and deferred retirement plan account agreement ("Prior Account Agreement"). Messrs. Baker and Soll will not receive any additional benefits under the Prior Retirement Plan or the Prior Account Agreement, but will be entitled to amounts which have been previously funded under the Prior Retirement Plan or the Prior Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by Company for Messrs. Baker and Soll under the Prior Retirement Plan and the Prior Account Agreement.

DEFERRED COMPENSATION AGREEMENTS


     At a meeting held on November 6, 2003, the Boards of Directors of the INVESCO Funds, including Company, adopted new deferred compensation agreements, which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director has the option to elect to defer receipt of up to 100% of his or her compensation payable by Company, and such amounts are placed into a deferral account. The deferring directors have the option to select various INVESCO Funds and AIM Funds in which all or part of their deferral account will be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.



     The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of Company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of Company and of each other INVESCO Fund and AIM Fund from which they are deferring compensation.


OFFICERS OF COMPANY


     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Company is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.



NAME, YEAR OF BIRTH AND                     OFFICER
POSITION(S) HELD WITH COMPANY                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------               -------      -------------------------------------------
Mark H. Williamson -- 1951
  Director, Chairman and Executive Vice
  President...............................   1998     Director, President and Chief Executive Officer,
                                                      A I M Management Group Inc. (financial services
                                                      holding company); Director, Chairman and
                                                      President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director, A I M Capital
                                                      Management, Inc. (registered investment advisor)
                                                      and A I M Distributors, Inc. (registered broker
                                                      dealer); Director and Chairman, AIM Investment
                                                      Services, Inc. (registered transfer agent), and
                                                      Fund Management Company (registered broker
                                                      dealer); and Chief Executive Officer, AMVESCAP
                                                      PLC -- AIM Division (a parent of AIM and a global
                                                      investment management firm)
                                                      Formerly Director, Chairman, President and Chief
                                                      Executive Officer, INVESCO Funds Group, Inc. and
                                                      INVESCO Distributors, Inc.; Chief Executive
                                                      Officer, AMVESCAP PLC -- Managed Products;
                                                      Chairman and Chief Executive Officer of
                                                      NationsBanc Advisors, Inc.; and Chairman of
                                                      NationsBanc Investments, Inc.

NAME, YEAR OF BIRTH AND                     OFFICER
POSITION(S) HELD WITH COMPANY                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------               -------      -------------------------------------------
Robert H. Graham -- 1946
  President...............................   2003     Director and Chairman, A I M Management Group
                                                      Inc. (financial services holding company); and
                                                      Director and Vice Chairman, AMVESCAP PLC and
                                                      Chairman of AMVESCAP PLC -- AIM Division (parent
                                                      of AIM and a global investment management firm)
                                                      Formerly: President and Chief Executive Officer,
                                                      A I M Management Group Inc.; Director, Chairman
                                                      and President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director and Chairman, A I M
                                                      Capital Management, Inc. (registered investment
                                                      advisor), A I M Distributors, Inc. (registered
                                                      broker dealer), AIM Investment Services, Inc.,
                                                      (registered transfer agent), and Fund Management
                                                      Company (registered broker dealer); and Chief
                                                      Executive Officer AMVESCAP PLC -- Managed
                                                      Products
Raymond R. Cunningham -- 1951
  Executive Vice President................   2001     President and Chief Executive Officer, INVESCO
                                                      Funds Group, Inc.; Chairman and President,
                                                      INVESCO Distributors, Inc.; Senior Vice President
                                                      and Chief Operating Officer, A I M Management
                                                      Group Inc.; Senior Vice President, A I M
                                                      Advisors, Inc., AIM Capital Management, Inc.,
                                                      A I M Distributors, Inc., AIM Investment Services
                                                      Inc. and Fund Management Company
                                                      Formerly: Chief Operating Officer and Senior Vice
                                                      President, INVESCO Funds Group, Inc. and INVESCO
                                                      Distributors, Inc.; and Senior Vice President GT
                                                      Global -- North America
Kevin M. Carome -- 1956
  Senior Vice President, Chief Legal
  Officer and Secretary...................   2003     Director, Senior Vice President, Secretary and
                                                      General Counsel, A I M Management Group Inc.
                                                      (financial services holding company) and A I M
                                                      Advisors, Inc.; Vice President, A I M Capital
                                                      Management, Inc., A I M Distributors, Inc. and
                                                      AIM Investment Services, Inc.; and Director, Vice
                                                      President and General Counsel, Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and General
                                                      Counsel, Liberty Financial Companies, Inc.; and
                                                      Senior Vice President and General Counsel,
                                                      Liberty Funds Group LLC
Robert G. Alley -- 1948
  Vice President..........................   2003     Managing Director, Chief Fixed Income Officer and
                                                      Senior Investment Officer, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
Stuart W. Coco -- 1955
  Vice President..........................   2003     Managing Director and Chief Research
                                                      Officer -- Fixed Income, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.

NAME, YEAR OF BIRTH AND                     OFFICER
POSITION(S) HELD WITH COMPANY                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------               -------      -------------------------------------------
Melville B. Cox -- 1943
  Vice President..........................   2003     Vice President and Chief Compliance Officer,
                                                      A I M Advisors, Inc. and A I M Capital
                                                      Management, Inc.; and Vice President, AIM
                                                      Investment Services, Inc.
Sidney M. Dilgren -- 1961
  Vice President and Treasurer............   2004     Vice President and Fund Treasurer, A I M
                                                      Advisors, Inc.; Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice President,
                                                      AIM Distributors, Inc.
Karen Dunn Kelley -- 1960
  Vice President..........................   2003     Managing Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc.; Director
                                                      and President, Fund Management Company; and Vice
                                                      President, A I M Advisors, Inc.
Edgar M. Larsen -- 1940
  Vice President..........................   2003     Vice President, A I M Advisors, Inc.; and
                                                      President, Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital Management,
                                                      Inc.


SECURITY OWNERSHIP OF MANAGEMENT


     To the best knowledge of Company, as of January 9, 2004 no directors, nominees or current executive officers of Company owned shares of common stock of any Fund of Company as of January 9, 2004.


DIRECTOR OWNERSHIP OF YOUR FUND'S SHARES


     As of December 31, 2003, no director or nominee beneficially owned securities of any registered investment companies overseen by the director within the AIM Funds or the INVESCO Funds complex.


                                 PROPOSAL 3 --

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund, and a new sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from a new investment advisory agreement between AIM and Company.

     The Board recommends that you approve the new advisory agreement between AIM and Company for your Fund. The Board is asking you to vote on this new agreement because Company may enter into a new advisory agreement for your Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and Company for your Fund. The form of Company's proposed Master Investment Advisory Agreement with AIM is at Appendix V.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 3, Company will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between Company and INVESCO, and move the provision of certain administrative services currently provided pursuant to the current advisory agreement between Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on December 9-10, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR


     INVESCO, the current investment advisor for your Fund, became the investment advisor for your Fund under the current advisory agreement on February 28, 1997. Your Fund's initial shareholder initially approved the agreement and your Fund's public shareholders have not subsequently voted on the agreement. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 15, 2003.


THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND


     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A 1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of the principal executive officer and the directors of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.



NAME                                  POSITION WITH AIM              PRINCIPAL OCCUPATION
----                                  -----------------              --------------------
Mark H. Williamson............  Director, Chairman and          Director, President and Chief
                                President                       Executive Officer, A I M
                                                                Management Group, Inc.;
                                                                Director, Chairman and
                                                                President, A I M Advisors,
                                                                Inc. (registered investment
                                                                advisor); Director, A I M
                                                                Capital Management, Inc. A I M
                                                                Distributors, Inc. (registered
                                                                broker dealer); Director and
                                                                Chairman, AIM Investment
                                                                Services, Inc. and Fund
                                                                Management Company and Chief
                                                                Executive Officer of the AIM
                                                                Division of AMVESCAP PLC
Kevin M. Carome...............  Director, Senior Vice           Director, Senior Vice
                                President, General Counsel and  President, Secretary and
                                Secretary                       General Counsel, A I M
                                                                Management Group Inc.; and AIM
                                                                Advisors, Inc.; Vice
                                                                President, A I M Capital
                                                                Management, Inc., A I M
                                                                Distributors, Inc. and AIM
                                                                Investment Services, Inc., and
                                                                Director, Vice President and
                                                                General Counsel, Fund
                                                                Management Company, formerly,
                                                                Senior Vice President and
                                                                General Counsel, Liberty
                                                                Financial Companies, Inc.; and
                                                                Senior Vice President and
                                                                General Counsel, Liberty Funds
                                                                Group LLC
Dawn M. Hawley................  Director, Senior Vice           Director, Senior Vice
                                President and Chief Financial   President and Chief Financial
                                Officer                         Officer, A I M Management
                                                                Group Inc.; Vice President and
                                                                Treasurer, A I M Capital
                                                                Management, Inc. and A I M
                                                                Distributors, Inc.; Director,
                                                                Vice President and Chief
                                                                Financial Officer, AIM
                                                                Investment Services, Inc.; and
                                                                Vice President and Chief
                                                                Financial Officer, Fund
                                                                Management Company


POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised, and calculates the net asset value of your Fund, subject to such procedures established by the Board and based upon information provided by your Fund, the custodian of your Fund or other source as designated by the Board. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the advisory agreement, as administrator, INVESCO is required to provide, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities. Pursuant to an Assignment and Assumption Agreement and Consent dated August 12, 2003, INVESCO has assigned to AIM all of its rights under its administrative service agreement with Company, and AIM has assumed all of INVESCO's obligations under such agreement.

     Under the terms of the current advisory agreement, INVESCO has no liability to Company, your Fund or to your Fund's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to Company or your Fund unless such act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the current advisory agreement.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of the directors of Company who are not interested persons of INVESCO or Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or INVESCO may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the independent directors;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of Company's counsel, in connection with litigation by or against Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.


     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.



     Company pays INVESCO out of the assets of your Fund, as full compensation for all services rendered, an advisory fee for your Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of your Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of your Fund.



                                                                  NET FEES PAID
                                                                   TO INVESCO     FEE WAIVERS OR
ANNUAL RATE                           FISCAL                          FUNDS          EXPENSE
(BASED ON AVERAGE DAILY NET ASSETS)    YEAR    TOTAL NET ASSETS    GROUP, INC.    REIMBURSEMENTS
-----------------------------------   ------   ----------------   -------------   --------------
               0.60%                   2003      $72,710,910        $390,140          $1,492
               0.60%                   2002      $55,641,935        $343,953          $  -0-
               0.60%                   2001      $53,227,574        $375,479          $  -0-


ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES


     INVESCO and its affiliates also provide additional services to Company and your Fund. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. Prior to October 1, 2003, INVESCO served as your Fund's transfer agent. INVESCO Distributors, Inc. currently serves as the principal underwriter for your Fund.



     The following chart sets forth the non-advisory fees paid by your Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.



                                                                                                         AIM INVESTMENT
                       FISCAL            INVESCO                   INVESCO               INVESCO         SERVICES, INC.
NAME OF FUND            YEAR    (ADMINISTRATIVE SERVICES)*   DISTRIBUTORS, INC.**   (TRANSFER AGENCY)   (TRANSFER AGENCY)
------------           ------   --------------------------   --------------------   -----------------   -----------------
INVESCO VIF -- High
  Yield Fund.........   2003             $182,971                     $0                 $3,740              $1,260
                        2002             $161,912                     $0                 $5,000              $    0
                        2001             $175,836                     $0                 $5,000              $    0

---------------


 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.



** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.


ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES


     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as your Fund.



                                                                               FEE WAIVER, EXPENSE
                                                   TOTAL NET ASSETS FOR    LIMITATIONS AND/OR EXPENSE
                               ANNUAL RATE           THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
                            (BASED ON AVERAGE        COMPLETED FISCAL       RECENTLY COMPLETED FISCAL
NAME OF FUND                DAILY NET ASSETS)         PERIOD OR YEAR             PERIOD OR YEAR
------------                -----------------      ---------------------   ---------------------------
AIM High Yield Fund....  0.625% of the first          $1,149,417,917       N/A
                         $200 million; 0.55%
                         over $200 million up to
                         and including $500
                         million; 0.50% over
                         $500 million up to and
                         including $1 billion;
                         0.45% of the excess
                         over $1 billion
AIM V.I. Diversified
  Income Fund..........  0.60% of the first $250      $   72,621,286       N/A
                         million; 0.55% of the
                         excess over $250
                         million
AIM V.I. High Yield
  Fund.................  0.625% of the first          $   38,518,141       Waive advisory fees of
                         $200 million; 0.55%                               Series I and Series II
                         over $200 million up to                           shares to limit expenses
                         and including $500                                (excluding Rule 12b-1 plan
                         million; 0.50% over                               fees, if any, interest,
                         $500 million up to and                            taxes, dividend expense on
                         including $1 billion;                             short sales, extraordinary
                         0.45% of the excess                               items and increases in
                         over $1 billion                                   expenses due to expense
                                                                           offset arrangements, if
                                                                           any) of each Series to
                                                                           1.30%


TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising your Funds' assets and investment research and management, subject at all times to the policies and control of the Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of Company who are not interested persons of AIM or Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.


     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual advisory fee rates proposed to be paid to A I M Advisors, Inc. by your Fund under the proposed advisory agreement is 0.60% on average daily net assets.



     If Proposal 3 is approved, Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the Board approves AIM's use of the exemptive order for Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.


     The primary differences between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM that the Board approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - expand provisions regarding broker-dealer relationships that are set forth in the current advisory agreement to make them consistent with similar provisions in other AIM advisory agreements;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreement with INVESCO and the proposed advisory agreement with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

ADMINISTRATIVE SERVICES

     For your Fund, the Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there be any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

BROKER-DEALER RELATIONSHIPS AND AFFILIATED BROKERAGE

     The current advisory agreement requires INVESCO, when selecting brokers or dealers, to first obtain the most favorable execution and price for your Fund; after fulfilling this primary requirement INVESCO may consider, as secondary factors whether such firms provide statistical research and other information to INVESCO. The proposed advisory agreement specifies that AIM's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting broker-dealers to execute particular transactions, AIM will consider the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of Company's portfolio funds on a continuing basis. Accordingly, the price to your Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered by the broker-dealer. The broker-dealer relationship provisions of the current advisory agreement with INVESCO for your Fund do not specify these factors.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

SECURITIES LENDING


     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Your Fund and its shareholders may benefit from engaging in securities lending because securities lending can generate additional income for your Fund in the form of the fee that the third party borrower pays to your Fund for the use of your Fund's securities. Administrative services to be provided include:
(a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

PAYMENT OF EXPENSES AND RESTRICTIONS ON FEES RECEIVED

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Board has agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of Company, and that officers and directors of Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse Company for any salaries paid by Company to officers, directors and full-time employees of Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.


     The practical impact of this provision is that the officers and directors of AIM will not devote their full time to providing services to Company, and that they are permitted to engage in and devote time and attention to other businesses or to render services of whatever kind to other entities, including other AIM Funds.


DELEGATION

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor. AIM currently intends to appoint INVESCO Institutional as the sub-advisor to your Fund if the shareholders approve the proposed sub-advisory agreement described in Proposal 4.

LIMITATION OF LIABILITY OF AIM, COMPANY AND SHAREHOLDERS

     As described above under the descriptions of the terms of the current advisory agreement and the proposed advisory agreement, respectively, both agreements provide limitation of liability for the advisor. The limitation of liability provisions of the 1940 Act also apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement states that no series of Company shall be liable for the obligations of other series of Company and the liability of AIM to one series of Company shall not automatically render AIM liable to any other series of Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of Company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Board determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.


FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENT



     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on December 9-10, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:



     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to your Fund, and noted that the persons providing portfolio management services to your Fund would not change if Proposals 3 and 4 are approved by shareholders. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function, the quality of AIM's investment research and AIM's equity trading operation. Based on its review of these and other factors, the Board concluded that AIM was qualified to provide investment advisory services to your Fund.



     - The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if your Fund engages in securities lending. Based on its review and comparison of the terms of the proposed advisory agreement with AIM and the current advisory agreement with INVESCO, the Board concluded that the range of services to be provided by AIM under the proposed advisory agreement, including the provision by AIM of certain administrative services if your Fund engages in securities lending, was appropriate.



     - Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to your Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement. Based on its review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to your Fund, including administrative, transfer agency and distribution services.



     - The performance record of your Fund. The Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund. Although INVESCO served as your Fund's investment advisor during the period over which your Fund's performance record was based, the Board compared your Fund's performance record to the performance records of funds advised by AIM with an investment objective and strategies similar to those of your Fund in reaching the conclusion that AIM is able to provide advisory and administrative services to your Fund.



     - Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fee rates that are being proposed under the proposed advisory agreement, which are set forth on Exhibit J, are the same as the advisory fee rates paid to INVESCO under the current advisory agreement. The only changes in fees are the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors, which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.



     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of your Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM. Based on its review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by your Fund to AIM under the proposed advisory agreement was not excessive.


     - The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist your Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which your Fund operates, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between Company and AIM for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.


     If approved, the proposed advisory agreement is expected to become effective on or about April 30, 2004, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve Proposal 3, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --

                     APPROVAL OF NEW SUB-ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a proposed advisory agreement under which AIM will serve as the investment advisor for your Fund, and a proposed sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from the proposed sub-advisory agreement between AIM and INVESCO Institutional.

     The Board recommends that you approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund. The Board is asking you to vote on this proposed sub-advisory agreement because the proposed sub-advisory agreement for your Fund may only be entered into with shareholder approval. The form of the proposed Master Intergroup Sub-Advisory Contract for Mutual Funds between AIM and INVESCO Institutional for your Fund is at Appendix VI.

     At an in-person meeting of the Board held on December 9-10, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed sub-advisory agreement for your Fund.

THE PROPOSED SUB-ADVISOR FOR YOUR FUND


     INVESCO Institutional is an indirect wholly owned subsidiary of AMVESCAP. A list of the names, addresses and principal occupations of the principal executive officer and directors of INVESCO Institutional (N.A.), Inc., all of whose business address is 1360 Peachtree Street, Atlanta, Georgia 30309.



                                   POSITION WITH INVESCO
NAME AND ADDRESS                INSTITUTIONAL (N.A.), INC.         PRINCIPAL OCCUPATION
----------------                --------------------------         --------------------
John D. Rogers...............  Director, Chairman, President   Chief Executive Officer,
                               and Chief Executive Officer     AMVESCAP PLC -- INVESCO
                                                               Division
David A. Hartley.............  Director and Chief Financial    Chief Financial Officer,
                               Officer                         INVESCO Division


POSITIONS WITH INVESCO INSTITUTIONAL HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     None of the directors or executive officers of Company also are directors and/or officers of INVESCO Institutional.

TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT

     Under the proposed sub-advisory agreement between AIM and INVESCO Institutional, INVESCO Institutional will provide general investment advice and portfolio management to your Fund and, subject to the supervision of the directors of Company and AIM and in conformance with the stated policies of your Fund, INVESCO Institutional will manage the investment operations of your Fund. INVESCO Institutional will not only make investment decisions for your Fund, but will also place the purchase and sale orders for the portfolio transactions of your Fund. INVESCO Institutional may purchase and sell portfolio securities from and to brokers and dealers who sell shares of your Fund or provide your Fund, AIM's other clients or INVESCO Institutional's other clients with research, analysis, advice and similar services. INVESCO Institutional may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to INVESCO Institutional determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and INVESCO Institutional to your Fund and their other clients and that the total commissions or spreads paid by each fund will be reasonable in relation to the benefits to the fund over the long term.

     Specifically, INVESCO Institutional will be required to perform the following services under the proposed sub-advisory agreement:

     - To provide a continuous investment program for your Fund, including investment research and management, with respect to all of your Fund's assets in conformity with (i) Company's Articles of Incorporation, bylaws and registration statement, and (ii) the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations;

     - To determine what securities and other investments are to be purchased or sold for your Fund and the brokers and dealers through whom trades will be executed;

     - Whenever INVESCO Institutional simultaneously places orders to purchase or sell the same security on behalf of your Fund and one or more accounts advised by INVESCO Institutional, to allocate as to price and amount among all such accounts in a manner believed to be equitable to each account; and

     - To maintain all books and records with respect to the securities transactions of your Fund in compliance with the requirements of the 1940 Act and to furnish the Board and AIM with periodic and special reports as the Board or AIM reasonably may request.

     The proposed sub-advisory agreement will continue from year to year for your Fund only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of independent directors cast at a meeting called for such purpose. The proposed sub-advisory agreement is terminable on 60 days' written notice by either party thereto, by the Board, or by a vote of a majority of the outstanding voting securities of your Fund, and will terminate automatically if assigned.


     AIM Proposes to Pay INVESCO Institutional as full compensation for all investment advisory services rendered to your Fund, a sub-advisory fee. Such fee shall be computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last day of the next succeeding calendar month.


ADVISORY FEES CHARGED BY INVESCO INSTITUTIONAL FOR SIMILAR TYPES OF ACCOUNTS FOR WHICH IT SERVES AS ADVISOR


     The following table provides information with respect to the annual advisory fee rates paid to INVESCO Institutional (N.A.), Inc. by certain types of accounts that have a similar investment objective as your Fund.



INVESCO National Asset
   Management Division
   ("NAM")....................   NAM Division's basic annual fee is as follows:
                                 For Core Multiple Attribute Equity, Growth
                                 Multiple Attribute Equity, and Premier Growth
                                 Multiple Attribute Equity accounts, .75 of 1%
                                 of the market value of assets up to $10
                                 million, .50 of 1% of the market value of assets on the next $40 million, .40 of 1% of the market value of assets on the next $50 million, and .25 of 1% of the market value of assets above $100 million. For Mid Cap Multiple
                                 Attribute Equity and Growth Mid Cap Multiple
                                 Attribute Equity
                                 accounts, .85 of 1% of the market value of assets up to $10 million, .60 of 1% of the market value of assets on the next $40 million, .50 of 1% of the market value of assets on the next $50 million, and .35 of 1% of the market value of assets above $100 million. For balances accounts, .65 of 1% of the market value of assets up to $10 million, .40 of 1% of the market value of assets on the next $40 million, .30 of 1% of the market value of assets on the next $50 million, and .20 of 1%
                                 of the market value of assets above $100 million. The NAM Division reserves the right to negotiate fees from the above schedules.



                                 The NAM Groups serve as an advisor or
                                 sub-advisor to mutual funds. The fees for such services are negotiated separately.


FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE PROPOSED SUB-ADVISORY
AGREEMENT

     At the request of AIM and INVESCO Institutional, the Board discussed the approval of the proposed sub-advisory agreement at an in-person meeting held on December 9-10, 2003. The independent directors also discussed the approval of the proposed sub-advisory agreement with independent counsel prior to that meeting. In evaluating the proposed sub-advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund:


     - The range of sub-advisory services provided by INVESCO
       Institutional. The Board reviewed the services to be provided by INVESCO Institutional under the proposed sub-advisory agreement, and noted that, if the proposed sub-advisory agreement is approved by shareholders, the level and type of investment advisory services under the proposed sub-advisory agreement will be comparable to those currently provided by INVESCO under Company's current advisory agreement with INVESCO. Based on its review and comparison of the terms of the proposed sub-advisory agreement with INVESCO Institutional and the current advisory agreement with INVESCO, the Board concluded that the range of services to be provided by INVESCO Institutional under the proposed sub-advisory agreement was appropriate.



     - The fees payable to INVESCO Institutional for its services. The Board noted that if the proposed sub-advisory agreement is approved, INVESCO Institutional will receive compensation based on that portion of the assets of your Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on your Fund, since the fees are payable by AIM. The Board concluded that the sub-advisory fees under the proposed sub-advisory agreement were fair and reasonable in light of the sub-advisory services to be provided by INVESCO Institutional under the proposed sub-advisory agreement.



     - The performance record of your Fund. The Board reviewed the performance record of your Fund and noted that the same portfolio management team will be providing investment advisory services to your Fund under the proposed sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to your Fund, after considering performance information that it received during the past year from INVESCO.



     - The profitability of INVESCO Institutional. The Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the proposed sub-advisory fees are less than the advisory fees currently received by INVESCO under the current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to your Fund. Based on its review of the profitability of INVESCO Institutional's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by your Fund to INVESCO Institutional under the proposed sub-advisory agreement was not excessive.


     - The terms of the proposed agreement. The Board reviewed the terms of the proposed agreement. The Board determined that this new agreement reflects the current environment in which your Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.


     If approved, the proposed sub-advisory agreement is expected to become effective on or about April 30, 2004, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve both Proposals 3 and 4, the current advisory agreement with INVESCO will continue in effect for your Fund and AIM and INVESCO Institutional will not enter into the proposed sub-advisory agreement for your Fund.


THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 5 --

     APPROVAL OF THE PLAN TO REDOMESTICATE EACH SERIES PORTFOLIO OF COMPANY
           AS A NEW SERIES PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS

BACKGROUND

     Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of Company as appropriate to be redomesticated as a new series portfolio of AIM Variable Insurance Funds, an existing open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     If Proposal 1 is approved by the shareholders of your Fund, your Fund will be combined with Buying Fund and will not be redomesticated as a new series portfolio of the Trust. You are being asked to approve Proposal 5 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from redomesticating as a new series portfolio of the Trust.

     The Board has approved the Plan, which provides for a series of transactions to convert your Fund and each other series portfolio of Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). A form of the Plan relating to the proposed Redomestication is set forth in Appendix VII.

     Approval of the Plan requires the affirmative vote of a majority of the issued and outstanding shares of Company. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan with this Proxy Statement/Prospectus. The Board is soliciting the proxies of the shareholders of Company's other series portfolios to vote on the Plan with a separate proxy statement.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's Declaration of Trust differs from Company's Articles of Incorporation in certain respects that are expected to improve Company's and each Current Fund's operations. The Trust, like Company, operates as an open-end management investment company registered with the SEC under the 1940 Act. If Proposal 5 is not approved by Company's shareholders, Company will continue to operate as a Maryland corporation.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, INVESCO and the Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Articles of Incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust is governed primarily by the terms of its Declaration of Trust. In particular, the Trust has greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."

WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE

     To accomplish the Redomestication, each New Fund has been established as a series portfolio of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of each New Fund prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of the closing date of the Redomestication that will be substantially identical to that described in Proposal 3. Information on the new advisory agreement, including a description of the differences between it and Company's current advisory agreement, is set forth above under Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Approve with respect to each New Fund a new sub-advisory agreement between AIM and INVESCO with an effective date of the closing date of the Redomestication that will be substantially identical to that described in Proposal 4. Information on the new sub-advisory agreement is set forth above under Proposal 4. If Proposal 3 is not approved by shareholders of a Current Fund, Company will not approve a sub-advisory agreement between AIM and INVESCO for the corresponding New Fund.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of the closing date of the Redomestication that will be substantially identical to the new administrative services agreement with AIM that will be entered into by Company if shareholders approve Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by INVESCO Distributors, Inc.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Series II Shares of each New Fund that will be substantially identical to the corresponding Current Fund's distribution plan for the Series II Shares.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with AIM Investment Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the Redomestication.


     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits."


     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 5, Company currently contemplates that the Redomestication will be consummated on or about April 30, 2004.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  STRUCTURE OF THE TRUST

     The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Trust's fiscal year is the same as that of Company. The New Funds will not have any operations prior to the Redomestication. Initially, Company will be the sole shareholder of the New Funds.

     As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust and Amended and Restated Bylaws and applicable Delaware law rather than by Company's Articles of Incorporation and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF THE TRUST

     Subject to the provisions of the Declaration of Trust, the business of the Trust is managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

  SHARES OF THE TRUST

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement/Prospectus, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

     For a discussion of certain differences between and among Company's Articles of Incorporation and Amended and Restated Bylaws and Maryland law and the Trust's Declaration of Trust and Amended and Restated Bylaws and Delaware law, see "Rights of Shareholders" in Proposal 1 above. The foregoing discussion and the discussion under the caption "Rights of Shareholders" in Proposal 1 above is only a summary of certain differences and is not a complete description of all the differences. Shareholders should refer to the provisions of the governing documents of Company and Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Amended and Restated Bylaws of Company and of the Declaration of Trust and the Trust's Amended and Restated Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 5

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.


     Company intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about February 26, 2004 to all shareholders entitled to vote. Shareholders of record as of the close of business on January 9, 2004 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit D. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.


TIME AND PLACE OF SPECIAL MEETING


     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on April 2, 2004, at 3:00 p.m., Central Time.


VOTING IN PERSON


     If you do attend the Special Meeting and wish to vote in person, you must bring a letter from the insurance company that issued your variable annuity or variable life contract indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at
(800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the proposal to approve the Agreement.

     - FOR the election of all 16 nominees for director.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve a new sub-advisory agreement between AIM and INVESCO Institutional for your Fund.

     - FOR the proposal to approve the Plan.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.


     If you have given voting instructions you may revoke them only through and in accordance with the procedures of the applicable life insurance company prior to the date of the Special Meeting. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.


QUORUM REQUIREMENT AND ADJOURNMENT


     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1, 3 and 4 if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2 and 5 if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present at the Special Meeting in person or by proxy.



     Abstentions will count as shares present at the Special Meeting for purposes of establishing a quorum.


     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement/Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL


     Proposals 1, 3 and 4. Approval of Proposals 1, 3 and 4 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 1, 3 and 4 because approval of Proposals 1, 3 and 4 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.


     Proposal 2. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. Since the election for directors is uncontested, the plurality requirement is not a factor. In other words, each nominee needs just one vote to be elected director. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal.



     Proposal 5. Approval of Proposal 5 requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a percentage of the outstanding voting securities.


PROXY SOLICITATION

     Company will solicit proxies for the Special Meeting. Company expects to solicit proxies principally by mail, but Company may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP or one of its subsidiaries, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization, including solicitation costs.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, your Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement/Prospectus. To be considered for presentation at a meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of procedures that you must follow if you want to propose an individual for nomination as a director, please refer to the section of this Proxy Statement/Prospectus entitled "Proposal 2 -- Committees of the
Board -- Governance Committee."

OWNERSHIP OF SHARES


     A list of the name, address and percent ownership of each person who, as of January 9, 2004, to the knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit E.



     A list of the name, address and percent ownership of each person who, as of January 9, 2004, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit F.


                         INDEPENDENT PUBLIC ACCOUNTANTS


     The Audit Committee of the Board of Company has appointed
PricewaterhouseCoopers LLP ("PwC") as Company's independent public accountants for the fiscal year ending December 31, 2004. The financial statements should be read in conjunction with the disclosure in this Proxy Statement under the heading "Certain Civil Proceedings and Lawsuits." A representative of PwC is expected to be available at the Special

Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The Audit Committee has considered whether the provision of the services below is compatible with maintaining PwC's independence. The Audit Committee also has considered whether the provision of non-audit services that were rendered to INVESCO, and any entity controlling, controlled by or under common control with INVESCO that provides ongoing services to Company ("INVESCO Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PwC's independence. A copy of the Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures is at Appendix VIII.



FEES BILLED BY PWC RELATED TO THE COMPANY



     PwC billed Company aggregate fees for services rendered to Company for the last two fiscal years as follows:



                                                    PERCENTAGE OF FEES                         PERCENTAGE OF FEES
                                                   BILLED APPLICABLE TO                       BILLED APPLICABLE TO
                                                    NON-AUDIT SERVICES                         NON-AUDIT SERVICES
                                FEES BILLED FOR      PROVIDED IN 2003      FEES BILLED FOR      PROVIDED IN 2002
                               SERVICES RENDERED    PURSUANT TO WAIVER    SERVICES RENDERED    PURSUANT TO WAIVER
                                TO THE COMPANY       OF PRE-APPROVAL       TO THE COMPANY       OF PRE-APPROVAL
                                    IN 2003         REQUIREMENT(1)(2)          IN 2002         REQUIREMENT(1)(2)
                               -----------------   --------------------   -----------------   --------------------
Audit Fees...................      $240,566                N/A                $196,700                N/A
Audit-Related Fees(3)........      $      0                  0%               $    508                N/A
Tax Fees(4)..................      $ 37,700                  0%               $ 33,180                N/A
All Other Fees(5)............      $      0                  0%               $    811                N/A
                                   --------                                   --------
Total Fees...................      $278,266                N/A                $231,199                N/A



     PwC billed Company aggregate non-audit fees of $37,700 for the fiscal year ended 2003, and 34,499 for the fiscal year ended 2002, for non-audit services rendered to Company.

---------------


(1) Prior to May 6, 2003, Company's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.



(2) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by Company at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to Company during a fiscal year; and (iii) such services are promptly approved by Company's Audit Committee prior to the completion of the audit by the Audit Committee.



(3) Audit-Related Fees for the fiscal year ended December 31, 2003 includes fees billed for completing agreed upon procedures to report on inter-fund lending.



(4) Tax Fees for the fiscal year ended December 31, 2003 includes fees billed for reviewing tax returns. Tax fees for the fiscal year ended December 31, 2002 includes fees billed for reviewing tax returns and consultation services.



(5) All Other Fees for the fiscal year ended December 31, 2002 includes fees billed for services requested by Company's Board related to service fees paid to affiliates.

FEES BILLED BY PWC RELATED TO INVESCO AND INVESCO AFFILIATES



     PwC billed INVESCO and INVESCO Affiliates aggregate fees for pre-approved non-audit services rendered to INVESCO and INVESCO Affiliates for the last two fiscal years as follows:



                        FEES BILLED FOR NON-                             FEES BILLED FOR NON-
                           AUDIT SERVICES                                   AUDIT SERVICES
                         RENDERED TO INVESCO      PERCENTAGE OF FEES      RENDERED TO INVESCO      PERCENTAGE OF FEES
                             AND INVESCO         BILLED APPLICABLE TO         AND INVESCO         BILLED APPLICABLE TO
                       AFFILIATES IN 2003 THAT    NON-AUDIT SERVICES    AFFILIATES IN 2002 THAT    NON-AUDIT SERVICES
                         WERE REQUIRED TO BE       PROVIDED IN 2003       WERE REQUIRED TO BE       PROVIDED IN 2002
                           PRE-APPROVED BY        PURSUANT TO WAIVER        PRE-APPROVED BY        PURSUANT TO WAIVER
                           COMPANY'S AUDIT         OF PRE-APPROVAL          COMPANY'S AUDIT         OF PRE-APPROVAL
                            COMMITTEE(1)          REQUIREMENT(2)(3)          COMMITTEE(1)          REQUIREMENT(2)(3)
                       -----------------------   --------------------   -----------------------   --------------------
Audit-Related Fees...          $      0                      0%                   N/A                     N/A
Tax Fees.............          $      0                      0%                   N/A                     N/A
All Other Fees.......          $      0                      0%                   N/A                     N/A
                               --------
Total Fees...........          $      0                    N/A                    N/A                     N/A



     PwC billed INVESCO and INVESCO Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2003, and $31,500 for the fiscal year ended 2002, for non-audit services rendered to INVESCO and INVESCO Affiliates.

---------------


The Audit Committee also has considered whether the provision of non-audit services that were rendered to INVESCO, and any entity controlling, controlled by or under common control with INVESCO that provides ongoing services to the Registrant ("INVESCO Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PwC's independence. The Audit Committee determined that the provision of such services is compatible with PwC maintaining independence with respect the Registrant.



(1) Prior to May 6, 2003, Company's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to INVESCO and INVESCO Affiliates.



(2) Prior to May 6, 2003, Company's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.



(3) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by Company at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to Company during a fiscal year; and (iii) such services are promptly approved by Company's Audit Committee prior to the completion of the audit by the Audit Committee.

                                   EXHIBIT A
                   COMPARISON OF PRINCIPAL SERVICE PROVIDERS



     The following is a list of the current principal service providers for your Fund and Buying Fund.



                                                     SERVICE PROVIDERS
                               --------------------------------------------------------------
                               INVESCO VIF -- HIGH YIELD FUND     AIM V.I. HIGH YIELD FUND
SERVICE                                 (YOUR FUND)                     (BUYING FUND)
-------                        ------------------------------   -----------------------------
Investment Advisor...........  INVESCO Funds Group, Inc.*       A I M Advisors, Inc.
                               11 Greenway Plaza, Suite 100     11 Greenway Plaza, Suite 100
                               Houston, Texas 77046-1173        Houston, Texas 77046-1173
Distributor..................  INVESCO Distributors, Inc.**     A I M Distributors, Inc.
                               11 Greenway Plaza, Suite 100     11 Greenway Plaza, Suite 100
                               Houston, Texas 77046-1173        Houston, Texas 77046-1173
Administrator................  INVESCO Funds Group, Inc.***     A I M Advisors, Inc.
                               11 Greenway Plaza, Suite 100     11 Greenway Plaza, Suite 100
                               Houston, Texas 77046-1173        Houston, Texas 77046-1173
Custodian....................  State Street Bank and Trust      State Street Bank and Trust
                               Company                          Company
Transfer Agent and Dividend    AIM Investment Services,         AIM Investment Services, Inc.
  Disbursing Agent...........  Inc.****
Independent Auditors.........  PricewaterhouseCoopers LLP       Tait, Weller & Baker


---------------


   * If the shareholders of Buying Fund approve a new investment advisory agreement with AIM, AIM will replace INVESCO as investment advisor for your Fund effective on or about April 30, 2004.



  ** If shareholders of Buyer do not approve the redomestication of Buyer's series portfolios as new series portfolios of Trust, A I M Distributors, Inc. will replace INVESCO Distributors, Inc. as distributor of your Fund effective April 30, 2004.



 *** Pursuant to an Assignment and Assumption Agreement and Consent dated August
     12, 2003, INVESCO has assigned to AIM all of its rights under its administrative service agreement with Company, and AIM has assumed all of INVESCO's obligations under such agreement. If the shareholders of Buying Fund approve a new investment advisory agreement with AIM, AIM will replace INVESCO as administrator for your Fund effective on or about April 30, 2004.



**** AIM Investment Services, Inc. replaced INVESCO as transfer agent and dividend disbursing agent for your Fund effective October 1, 2003.

                                                                       EXHIBIT B


                       CLASSES OF SHARES OF YOUR FUND AND
                 CORRESPONDING CLASSES OF SHARES OF BUYING FUND

       CLASSES OF SHARES OF YOUR FUND          CORRESPONDING CLASSES OF SHARES OF BUYING FUND
       ------------------------------          ----------------------------------------------
               Series I Shares                                Series I Shares

                                                                       EXHIBIT C


                      FINANCIAL HIGHLIGHTS OF BUYING FUND

FINANCIAL HIGHLIGHTS


     The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits." Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.



     The financial highlights table is intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, independent accountants, whose report, along with the financial statements, is included in AIM Variable Insurance Fund's 2002 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting AIM Distributors at the address or telephone number on the back cover of this document.



                                                                    SERIES I
                              ------------------------------------------------------------------------------------
                                                                                                    MAY 1, 1998
                              SIX MONTHS                                                          (DATE OPERATIONS
                                ENDED                    YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                               JUNE 30,      -----------------------------------------------        DECEMBER 31,
                                 2003         2002          2001           2000       1999              1998
                              ----------     -------       -------        -------    -------      ----------------
Net asset value, beginning
  of period.................   $  5.00       $  5.31       $  6.35        $  9.02    $  8.84           $10.00
                               -------       -------       -------        -------    -------           ------
Income from investment
  operations:
  Net investment income.....      0.24(a)       0.51(a)       0.70(b)        0.91       1.03(a)          0.39
                               -------       -------       -------        -------    -------           ------
  Net gains (losses) on
    securities (both
    realized and
    unrealized).............      0.56         (0.82)        (1.01)         (2.64)     (0.10)           (1.15)
                               =======       =======       =======        =======    =======           ======
    Total from investment
       operations...........      0.80         (0.31)        (0.31)         (1.73)      0.93            (0.76)
                               =======       =======       =======        =======    =======           ======
Less dividends from net
  investment income.........        --            --         (0.73)         (0.94)     (0.75)           (0.40)
                               =======       =======       =======        =======    =======           ======
Net asset value, end of
  period....................   $  5.80       $  5.00       $  5.31        $  6.35    $  9.02           $ 8.84
                               =======       =======       =======        =======    =======           ======
Total return(c).............     16.00%        (5.84)%       (4.85)%       (19.14)%    10.52%           (7.61)%
                               =======       =======       =======        =======    =======           ======
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)............   $34,680       $24,984       $28,799        $26,151    $25,268           $7,966
                               =======       =======       =======        =======    =======           ======

                                                                    SERIES I
                              ------------------------------------------------------------------------------------
                                                                                                    MAY 1, 1998
                              SIX MONTHS                                                          (DATE OPERATIONS
                                ENDED                    YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                               JUNE 30,      -----------------------------------------------        DECEMBER 31,
                                 2003         2002          2001           2000       1999              1998
                              ----------     -------       -------        -------    -------      ----------------
Ratio of expenses to average
  net assets:
  With fee waivers..........      1.20%(d)      1.30%         1.21%          1.13%      1.14%            1.13%(e)
                               -------       -------       -------        -------    -------           ------
  Without fee waivers.......      1.20%(d)      1.30%         1.29%          1.19%      1.42%            2.50%(e)
                               =======       =======       =======        =======    =======           ======
Ratio of net investment
  income to average net
  assets....................      9.06%(d)     10.20%        11.39%(b)      11.44%     11.07%            9.75%(e)
                               =======       =======       =======        =======    =======           ======
Portfolio turnover
  rate(f)...................        49%           74%           64%            72%       127%              39%
                               =======       =======       =======        =======    =======           ======

---------------

(a)  Calculated using average shares outstanding.

(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.

(c) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.

(d)  Ratios are annualized and based on average daily net assets of $28,640,442.

(e)  Annualized.


(f)  Not annualized for periods less than one year.

                                                                       EXHIBIT D


          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of January 9, 2004, there were the following number of shares outstanding of each class of your Fund:


INVESCO VIF -- High Yield Fund..............................   9,278,344.32

                                                                       EXHIBIT E


                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of January 9, 2004, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


INVESCO VIF HIGH YIELD FUND



NAME AND ADDRESS OF                                           NUMBER OF SHARES   PERCENTAGE OWNED
PRINCIPAL HOLDER                                              OWNED OF RECORD       OF RECORD*
-------------------                                           ----------------   ----------------
SECURITY LIFE SEPARATE ACCOUNT L1...........................    3,788,434.23           40.83%**
  UNIT VALUATIONS 2T2
  1475 DUNWOODY DR
  WEST CHESTER PA 19380-1478
GREAT-WEST LIFE & ANNUITY...................................    2,399,184.66           25.86%**
  UNIT VALUATIONS 2T2
  ATTN MUTUAL FUND TRADING 2T2
  8515 E ORCHARD RD
  ENGLEWOOD CO 80111-5002
ANNUITY INVESTORS LIFE INS. CO..............................    1,105,529.94           11.92%
  250 EAST FIFTH ST
  CINCINNATI OH 45202-4119
JEFFERSON NATIONAL LIFE INSURANCE...........................      728,527.41            7.85%
  9920 CORPORATE CAMPUS DR STE 1000
  LOUISVILLE KY 40223-4051


---------------

 * Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.


** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

                                                                       EXHIBIT F


                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of January 9, 2004, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


AIM V.I. HIGH YIELD FUND



                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
ALLMERICA FINANCIAL LIFE INS & ANNUITY CO
  ATTN: LYNNE MCENTEGART SEP ACCT
  440 LINCOLN STREET
  MAILSTOP S-310
  WORCESTER MA 01653-0001.....................    388,055.86           N/A       6.23%         N/A
ALLSTATE LIFE INSURANCE CO
  ATTN FINANCIAL CONTROL -- CIGNA
  P.O. BOX 94200
  PALATINE IL 60094-4200......................    586,449,53           N/A       9.42%         N/A
ALLSTATE LIFE OF NEW YORK
  3100 SANDERS ROAD
  NORTHBROOK IL 60062-7155....................           N/A    106,900.45        N/A        50.77%
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  2,665,909.09           N/A      42.82%**       N/A
GLENBROOK LIFE & ANNUITY CO
  VA 1 AND SPVL ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................    597,438.49           N/A       9.60%         N/A
GLENBROOK LIFE & ANNUITY CO
  300 N. MILWAUKEE
  AVENUE STE AN2N
  VERNON HILLS IL 60061-1533..................           N/A    103,667.10        N/A        49.23%
HARTFORD LIFE INSURANCE CO
  SEPARATE ACCOUNT 2
  ATTN DAVID TEN BROECK
  PO BOX 2999
  HARTFORD CT 06104-2999......................  1,310,294.72           N/A      21.05%         N/A


---------------

 * Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.


** Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

                                                                      APPENDIX I

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                        INVESCO VIF -- HIGH YIELD FUND,
                            A SEPARATE PORTFOLIO OF
                    INVESCO VARIABLE INVESTMENT FUNDS, INC.
                               DECEMBER 10, 2003

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1         DEFINITIONS.................................................   I-1
  Section 1.1.    Definitions.................................................   I-1
ARTICLE 2         TRANSFER OF ASSETS..........................................   I-4
  Section 2.1.    Reorganization of Selling Fund..............................   I-4
  Section 2.2.    Computation of Net Asset Value..............................   I-4
  Section 2.3.    Valuation Date..............................................   I-4
  Section 2.4.    Delivery....................................................   I-5
  Section 2.5.    Termination of Series and Redemption of Selling Fund
                  Shares......................................................   I-5
  Section 2.6.    Issuance of Buying Fund Shares..............................   I-5
  Section 2.7.    Investment Securities.......................................   I-5
  Section 2.8.    Liabilities.................................................   I-5
ARTICLE 3         REPRESENTATIONS AND WARRANTIES OF SELLER....................   I-6
  Section 3.1.    Organization; Authority.....................................   I-6
  Section 3.2.    Registration and Regulation of Seller.......................   I-6
  Section 3.3.    Financial Statements........................................   I-6
  Section 3.4.    No Material Adverse Changes; Contingent Liabilities.........   I-6
  Section 3.5.    Selling Fund Shares; Business Operations....................   I-6
  Section 3.6.    Accountants.................................................   I-7
  Section 3.7.    Binding Obligation..........................................   I-7
  Section 3.8.    No Breaches or Defaults.....................................   I-7
  Section 3.9.    Authorizations or Consents..................................   I-7
  Section 3.10.   Permits.....................................................   I-8
  Section 3.11.   No Actions, Suits or Proceedings............................   I-8
  Section 3.12.   Contracts...................................................   I-8
  Section 3.13.   Properties and Assets.......................................   I-8
  Section 3.14.   Taxes.......................................................   I-8
  Section 3.15.   Benefit and Employment Obligations..........................   I-9
  Section 3.16.   Brokers.....................................................   I-9
  Section 3.17.   Voting Requirements.........................................   I-9
  Section 3.18.   State Takeover Statutes.....................................   I-9
  Section 3.19.   Books and Records...........................................   I-9
  Section 3.20.   Prospectus and Statement of Additional Information..........   I-9
  Section 3.21.   No Distribution.............................................   I-9
  Section 3.22.   Liabilities of Selling Fund.................................   I-9
  Section 3.23.   Value of Shares.............................................  I-10
  Section 3.24.   Shareholder Expenses........................................  I-10
  Section 3.25.   Intercompany Indebtedness; Consideration....................  I-10
ARTICLE 4         REPRESENTATIONS AND WARRANTIES OF BUYER.....................  I-10
  Section 4.1.    Organization; Authority.....................................  I-10
  Section 4.2.    Registration and Regulation of Buyer........................  I-10
  Section 4.3.    Financial Statements........................................  I-10
  Section 4.4.    No Material Adverse Changes; Contingent Liabilities.........  I-10

                                                                                PAGE
                                                                                ----
  Section 4.5.    Registration of Buying Fund Shares..........................  I-11
  Section 4.6.    Accountants.................................................  I-11
  Section 4.7.    Binding Obligation..........................................  I-11
  Section 4.8.    No Breaches or Defaults.....................................  I-11
  Section 4.9.    Authorizations or Consents..................................  I-12
  Section 4.10.   Permits.....................................................  I-12
  Section 4.11.   No Actions, Suits or Proceedings............................  I-12
  Section 4.12.   Taxes.......................................................  I-12
  Section 4.13.   Brokers.....................................................  I-13
  Section 4.14.   Representations Concerning the Reorganization...............  I-13
  Section 4.15.   Prospectus and Statement of Additional Information..........  I-13
  Section 4.16.   Value of Shares.............................................  I-14
  Section 4.17.   Intercompany Indebtedness; Consideration....................  I-14
ARTICLE 5         COVENANTS...................................................  I-14
  Section 5.1.    Conduct of Business.........................................  I-14
  Section 5.2.    Announcements...............................................  I-14
  Section 5.3.    Expenses....................................................  I-14
  Section 5.4.    Further Assurances..........................................  I-14
  Section 5.5.    Notice of Events............................................  I-15
  Section 5.6.    Access to Information.......................................  I-15
  Section 5.7.    Consents, Approvals and Filings.............................  I-15
  Section 5.8.    Submission of Agreement to Shareholders.....................  I-15
ARTICLE 6         CONDITIONS PRECEDENT TO THE REORGANIZATION..................  I-15
  Section 6.1.    Conditions Precedent of Buyer...............................  I-15
  Section 6.2.    Mutual Conditions...........................................  I-16
  Section 6.3.    Conditions Precedent of Seller..............................  I-17
ARTICLE 7         TERMINATION OF AGREEMENT....................................  I-17
  Section 7.1.    Termination.................................................  I-17
  Section 7.2.    Survival After Termination..................................  I-17
ARTICLE 8         MISCELLANEOUS...............................................  I-18
  Section 8.1.    Survival of Representations, Warranties and Covenants.......  I-18
  Section 8.2.    Governing Law...............................................  I-18
  Section 8.3.    Binding Effect, Persons Benefiting, No Assignment...........  I-18
  Section 8.4.    Obligations of Buyer and Seller.............................  I-18
  Section 8.5.    Amendments..................................................  I-18
  Section 8.6.    Enforcement.................................................  I-18
  Section 8.7.    Interpretation..............................................  I-18
  Section 8.8.    Counterparts................................................  I-19
  Section 8.9.    Entire Agreement; Exhibits and Schedules....................  I-19
  Section 8.10.   Notices.....................................................  I-19
  Section 8.11.   Representations by Seller Investment Adviser................  I-19
  Section 8.12.   Representations by Buyer Investment Adviser.................  I-19
  Section 8.13.   Successors and Assigns; Assignment..........................  I-19

Exhibit A        Excluded Liabilities of Selling Fund
Schedule 2.1     Classes of Shares of Selling Fund and Corresponding Classes
                 of Shares of Buying Fund
Schedule 3.4     Certain Contingent Liabilities of Selling Fund
Schedule 3.5(d)  Permitted Redomestications of Funds
Schedule 4.4     Certain Contingent Liabilities of Buying Fund
Schedule 4.5(a)  Portfolios of Buyer
Schedule 4.5(b)  Classes of Shares of Buying Fund and Number of Shares of
                 Each Class Buyer is Authorized to Issue
Schedule 5.1     Permitted Combinations of Funds
Schedule 6.2(g)  Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of December 10, 2003 (this "Agreement"), by and among INVESCO Variable Investment Funds, Inc., a Maryland corporation ("Seller"), acting on behalf of INVESCO VIF -- High Yield Fund ("Selling Fund"), a separate series of Seller, AIM Variable Insurance Funds, a Delaware statutory trust ("Buyer"), acting on behalf of AIM V.I. High Yield Fund ("Buying Fund"), a separate series of Buyer, A I M Advisors, Inc., a Delaware corporation, and INVESCO Funds Group, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to separate accounts of life insurance companies to support investments under variable annuities and variable life insurance contracts issued by such companies; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to separate accounts of life insurance companies to support investments under variable annuities and variable life insurance contracts issued by such companies; and

     WHEREAS, Buyer Investment Adviser (as defined below) provides investment advisory services to Buyer; and

     WHEREAS, Seller Investment Adviser (as defined below) provides investment advisory services to Seller; and

     WHEREAS, Selling Fund desires to provide for its reorganization through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller, Buyer, Buyer Investment Adviser and Seller Investment Adviser agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

          "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

          "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

          "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

          "Applicable Law" means the applicable laws of the state in which each of Buyer and Seller has been organized and shall include, as applicable, the Maryland General Corporation Law and the Delaware Statutory Trust Act.

          "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

          "Buyer" means AIM Variable Insurance Funds, a Delaware statutory trust.

          "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

          "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

          "Buyer Investment Adviser" means A I M Advisors, Inc.

          "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 033-57340

          "Buying Fund" means AIM V.I. High Yield Fund, a separate series of Buyer.

          "Buying Fund Auditors" means Tait, Weller & Baker.

          "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended December 31, 2003.

          "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

          "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

          "Closing Date" means April 30, 2004, or such other date as the parties may mutually agree upon.

          "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

          "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

          "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

          "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, the Charter, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

          "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

          "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

          "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

          "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

          "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

          "NYSE" means the New York Stock Exchange.

          "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

          "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

          "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

          "Required Shareholder Vote" means the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of Selling Fund.

          "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

          "Seller" means INVESCO Variable Investment Funds, Inc., a Maryland corporation.

          "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

          "Seller Investment Adviser" means INVESCO Funds Group, Inc.

          "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 033-70154.

          "Selling Fund" means INVESCO VIF -- High Yield Fund, a separate series of Seller.

          "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

          "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended December 31, 2003.

          "Selling Fund Shareholders" means the holders of record as of the Effective Time of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

          "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

          "Shareholders Meeting" means a meeting of the shareholders of Selling Fund and the shareholders of Seller convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement and, in connection therewith, the sale of all of Seller's assets and the dissolution of Seller as a Maryland corporation.

          "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

          "Termination Date" means June 30, 2004, or such later date as the parties may mutually agree upon.

          "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

          "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement. The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (c) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5.  Termination of Series and Redemption of Selling Fund
Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing Date, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Charter and the Maryland General Corporation Law; provided, however, that the termination of Selling Fund as a designated series of Seller and the redemption of the outstanding shares of Selling Fund shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date. All issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability (b) and additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund; provided, however, that this Section 3.5(d) shall not preclude any of the redomestications of funds set forth on Schedule 3.5(d).

     (e) Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6.  Accountants.

     (a) Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by shareholders by the Required Shareholder Vote, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary corporate or trust action, as applicable, on the part of Seller, other than approval by shareholders by the Required Shareholder Vote, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 2003 and for the short taxable year beginning on January 1, 2004 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended December 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) Selling Fund is aware of no information that would indicate that (i) Selling Fund has, or ever had, any shareholder that is not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the Treasury Regulations, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of the Treasury Regulations; (ii) any public investor is participating or has ever participated in Selling Fund through such a segregated asset account other than through the purchase of variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of the Treasury Regulations; and (iii) Selling Fund satisfies, and at all times during its existence has satisfied, the percentage diversification tests contained in Section 1.817-5(b)(1)(i) and (ii) of the Treasury Regulations.

     SECTION 3.15. Benefit and Employment Obligations. As of the Closing Date, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement and, in connection therewith, the sale of all of Seller's assets and the dissolution of Seller as a Maryland corporation.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on
Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) The shares of Buyer are divided into those portfolios, including Buying Fund, that are set forth on Schedule 4.5(a).

     (b) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(b). Under its Governing Documents, Buyer is authorized to issue the number of shares of each such class that is set forth on Schedule 4.5(b).

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (d) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund and the shareholders of Seller entitled to vote at the Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Seller for inclusion in the Combined Proxy Statement/ Prospectus.

     (f) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary corporate or trust action, as applicable, on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) Buyer has no plan or intention to reacquire any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the redomestications of funds set forth on Schedule 3.5(d).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the redomestications of funds set forth on Schedule 3.5(d).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund or any person related to Buying Fund to acquire or redeem any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     (e) Buying Fund is aware of no information that would indicate that (i) Buying Fund has, or ever had, any shareholder that it not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the Treasury Regulations, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of the Treasury Regulations; (ii) any public investor is participating or has ever participated in Buying Fund through such a segregated asset account other than through the purchase of a variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of the Treasury Regulations; and (iii) Buying Fund satisfies, and at all times during its existence has satisfied, the percentage diversification tests contained in Section 1.817-5(b)(1)(i) and (ii) of Treasury Regulations.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the redomestications of funds set forth on
Schedule 3.5(d) or any of the combinations of funds set forth on Schedule 5.1.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the redomestications of funds set forth on
Schedule 3.5(d) or any of the combinations of funds set forth on Schedule 5.1.

     SECTION 5.2. Announcements. Seller and Buyer shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither Seller nor Buyer shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. AMVESCAP PLC or one of its subsidiaries, on behalf of either Buyer Investment Adviser or Seller Investment Adviser, shall bear the costs and expenses incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information.

     (a) Seller will, during regular business hours and on reasonable prior notice, allow Buyer and its authorized representatives reasonable access to the books and records of Seller pertaining to the assets of Selling Fund and to officers of Seller knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Seller.

     (b) Buyer will, during regular business hours and on reasonable prior notice, allow Seller and its authorized representatives reasonable access to the books and records of Buyer pertaining to the assets of Buying Fund and to officers of Buyer knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Buyer.

     SECTION 5.7. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Maryland General Corporation Law, the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Directors/Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, Seller Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Seller Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between Seller Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Each of Buying Fund and Selling Fund will have satisfied the investment diversification requirements of Section 817(h) of the Code for all taxable quarters since its inception, including the last short taxable period of Selling Fund ending of the Closing Date and taxable quarter of Buying Fund that includes the Closing Date.

     (g) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(g). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

          (i) by mutual written consent of Seller and Buyer; or

          (ii) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

          (iii) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

          (iv) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

          (v) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     If to Seller:

     INVESCO Variable Investment Funds, Inc.
     11 Greenway Plaza, Suite 100
     Houston, Texas 77046-1173
     Attn: Kevin M. Carome

     with a copy to:

     Ballard Spahr Andrews & Ingersoll, LLP
     1735 Market Street, 51st Floor
     Philadelphia, PA 19103-7599
     Attn: Martha J. Hays

     If to Buyer:

     AIM Variable Insurance Funds
     11 Greenway Plaza, Suite 100
     Houston, Texas 77046-1173
     Attn: Kevin M. Carome

     with a copy to:

     Ballard Spahr Andrews & Ingersoll, LLP
     1735 Market Street, 51st Floor
     Philadelphia, PA 19103-7599
     Attn: Martha J. Hays

     SECTION 8.11. Representations by Seller Investment Adviser. In its capacity as investment adviser to Seller, Seller Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of Seller Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Representations by Buyer Investment Adviser. In its capacity as investment adviser to Buyer, Buyer Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.12, the best knowledge standard shall be deemed to mean that the officers of Buyer Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.13. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted redomestications of funds set forth on Schedule 3.5(d).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          INVESCO VARIABLE INVESTMENT FUNDS,
                                          INC.,
                                          acting on behalf of
                                          INVESCO VIF -- HIGH YIELD FUND

                                          By:
                                            ------------------------------------

                                          AIM VARIABLE INSURANCE FUNDS,
                                          acting on behalf of
                                          AIM V.I. HIGH YIELD FUND

                                          By:
                                            ------------------------------------

                                          A I M ADVISORS, INC.

                                          By:
                                            ------------------------------------

                                          INVESCO FUNDS GROUP, INC.

                                          By:
                                            ------------------------------------

                                                                       EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                                                    SCHEDULE 2.1

                       CLASSES OF SHARES OF SELLING FUND
               AND CORRESPONDING CLASSES OF SHARES OF BUYING FUND

                                                            CORRESPONDING CLASSES OF
CLASSES OF SHARES OF SELLING FUND                            SHARES OF BUYING FUND
---------------------------------                           ------------------------
INVESCO -- VIF High Yield Fund                              AIM V.I. High Yield Fund
  Series I Shares                                             Series I Shares
  Series II Shares                                            Series II Shares

                                                                    SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                                                 SCHEDULE 3.5(d)

                      PERMITTED REDOMESTICATIONS OF FUNDS

SERIES OF INVESCO VARIABLE INVESTMENT FUNDS, INC.  CORRESPONDING SERIES OF AIM VARIABLE INSURANCE FUNDS
             (EACH A "CURRENT FUND")                               (EACH A "NEW FUND")
-------------------------------------------------  ----------------------------------------------------
INVESCO VIF -- Core Equity Fund                    INVESCO VIF -- Core Equity Fund
INVESCO VIF -- Dynamics Fund                       INVESCO VIF -- Dynamics Fund
INVESCO VIF -- Financial Services Fund             INVESCO VIF -- Financial Services Fund
INVESCO VIF -- Growth Fund                         INVESCO VIF -- Growth Fund
INVESCO VIF -- Health Sciences Fund                INVESCO VIF -- Health Sciences Fund
INVESCO VIF -- High Yield Fund                     INVESCO VIF -- High Yield Fund
INVESCO VIF -- Leisure Fund                        INVESCO VIF -- Leisure Fund
INVESCO VIF -- Real Estate Opportunity Fund        INVESCO VIF -- Real Estate Opportunity Fund
INVESCO VIF -- Small Company Growth Fund           INVESCO VIF -- Small Company Growth Fund
INVESCO VIF -- Technology Fund                     INVESCO VIF -- Technology Fund
INVESCO VIF -- Telecommunications Fund             INVESCO VIF -- Telecommunications Fund
INVESCO VIF -- Total Return Fund                   INVESCO VIF -- Total Return Fund
INVESCO VIF -- Utilities Fund                      INVESCO VIF -- Utilities Fund

                                                                    SCHEDULE 4.4

                 CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                                                 SCHEDULE 4.5(a)

                              PORTFOLIOS OF BUYER

AIM V.I. Aggressive Growth Fund

AIM V.I. Balanced Fund

AIM V.I. Basic Value Fund

AIM V.I. Blue Chip Fund

AIM V.I. Capital Appreciation Fund

AIM V.I. Capital Development Fund

AIM V.I. Core Equity Fund

AIM V.I. Dent Demographic Trends Fund

AIM V.I. Diversified Income Fund

AIM V.I. Global Utilities Fund

AIM V.I. Government Securities Fund

AIM V.I. Growth Fund

AIM V.I. High Yield Fund

AIM V.I. International Growth Fund


AIM V.I. Large Cap Growth Fund


AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Money Market Fund

AIM V.I. New Technology Fund

AIM V.I. Premier Equity Fund


AIM V.I. Small Cap Equity Fund

                                                                 SCHEDULE 4.5(b)

                        CLASSES OF SHARES OF BUYING FUND
        AND NUMBER OF SHARES OF EACH CLASS BUYER IS AUTHORIZED TO ISSUE

                                                             NUMBER OF SHARES OF EACH CLASS
CLASSES OF SHARES OF BUYING FUND                              BUYER IS AUTHORIZED TO ISSUE
--------------------------------                             ------------------------------
AIM V.I. High Yield Fund
  Series I Shares..........................................            Unlimited
  Series II Shares.........................................            Unlimited

                                                                    SCHEDULE 5.1

                        PERMITTED COMBINATIONS OF FUNDS

AIM V.I. Global Utilities Fund into INVESCO VIF -- Utilities Fund

AIM V.I. New Technology Fund into INVESCO VIF -- Technology Fund

INVESCO VIF -- Telecommunications Fund into INVESCO VIF -- Technology Fund

INVESCO VIF -- Growth Fund into AIM V.I. Growth Fund

INVESCO VIF -- High Yield Fund into AIM V.I. High Yield Fund

LSA Basic Value Fund into AIM V.I. Basic Value Fund

                                                                 SCHEDULE 6.2(g)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders; provided that, no opinion is expressed as to the effect of the Reorganization on Selling Fund or any Selling Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

                          AIM VARIABLE INSURANCE FUNDS

                            AIM V.I. HIGH YIELD FUND

                                (SERIES I SHARES)

                        Supplement dated January 16, 2004
                       to the Prospectus dated May 1, 2003
             as supplemented December 5, 2003 and December 16, 2003


This supplement provides additional information concerning the matters discussed in the supplement dated December 16, 2003 (the "Prior Supplement").

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, prior to November 25, 2003, the investment advisor to the INVESCO Funds.

As discussed in the Prior Supplement, on December 2, 2003 each of the Securities Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO, and on December 2, 2003 the State of Colorado filed civil proceedings against INVESCO. The civil proceedings allege that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds.

In addition to these civil proceedings, the SEC and NYAG have issued subpoenas and requested information from AIM relating to market timing activity by certain investors in the AIM Funds.

The independent trustees of the AIM/INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of INVESCO and AIM currently being conducted by management's outside counsel.

AMVESCAP recently found, in its ongoing review, situations in which the procedures designed to guard against the potential adverse impact of frequent trading and illegal late trading through intermediaries were not completely effective. These findings were based, in part, on an extensive economic analysis by outside experts who examined the impact of these activities.

In light of these findings, AMVESCAP has agreed that any AIM or INVESCO Fund harmed by the activities of accommodated market timers will receive full restitution. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and INVESCO's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

AMVESCAP has informed regulators of its most recent findings and is seeking to resolve both the pending enforcement actions against INVESCO and the ongoing investigations with respect to AIM.

The Prior Supplement identifies multiple lawsuits that have been filed against certain INVESCO Funds, AIM Funds, INVESCO, A I M Management Group Inc., the parent of AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, and that have been served as of December 16, 2003. The following list identifies additional lawsuits that have been served as of January 15, 2004:

         o Steven B. Ehrlich, et al., v. INVESCO Advantage Health Sciences Fund, et al., in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003.

         o Joseph R. Russo, Individually and On Behalf of All Others Similarly Situated, v. INVESCO Advantage Health Sciences Fund, et al., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003.

         o Miriam Calderon, Individually and On Behalf of All Others Similarly Situated, v. AMVESCAP, PLC, et al., in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003.

         o Pat B. Gorsuch and George L. Gorsuch v. INVESCO Funds Group, Inc. and A I M Advisors, Inc., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003.

The Ehrlich and Gorsuch lawsuits allege a variety of theories of recovery and seek a variety of remedies, which are generally identified in the Prior Supplement. The Calderon lawsuit alleges as a theory of recovery the violation of various provisions of the Employee Retirement Income Security Act ("ERISA") and seeks as a remedy various corrective measures under ERISA, among other remedies identified in the Prior Supplement. The Gorsuch lawsuit seeks as a remedy that the advisory agreement with AIM be rescinded and/or declared unenforceable or void and that all advisory fees received during the past year be refunded, among other remedies identified in the Prior Supplement.

More detailed information regarding each of the cases identified above is provided in each fund's statement of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the funds, INVESCO, AIM, AMVESCAP and related parties in the future. Information about any similar additional lawsuits will be provided in the statement of additional information.

                          AIM VARIABLE INSURANCE FUNDS

                            AIM V.I. HIGH YIELD FUND

                                (SERIES I SHARES)

                       Supplement dated December 16, 2003
                       to the Prospectus dated May 1, 2003
                        as supplemented December 5, 2003

This supplement supercedes and replaces in its entirety, the supplement dated December 5, 2003.

The Board of Trustees of AIM Variable Insurance Funds ("AVIF"), on behalf of AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Utilities Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. New Technology Fund, AIM V.I. Premier Equity Fund and AIM V.I. Small Cap Equity Fund (the "AVIF Funds"), voted to request shareholders to approve the following items that will affect one or more of the AVIF Funds:

- The Election of sixteen trustees to the Board of Trustees of AVIF; and

- To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

An Agreement and Plan of Reorganization which provides for the redomestication of each series of the INVESCO Variable Investment Funds, Inc. as funds of AVIF (the "Redomestication") has been approved by the Board of Trustees of AVIF. The proposed Redomestication relates to an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of both AIM and INVESCO Funds Group, Inc., with respect to its North American mutual fund operations. AMVESCAP has recommended simplifying the organizational structure of the funds within The AIM Family of Funds--Registered Trademark-- (the "AIM Funds") and the INVESCO Family of Funds (the "INVESCO Funds") so that they are all organized as Delaware statutory trusts, using as few entities as practicable. This change should provide these Funds with greater flexibility in conducting their business operations.

The Board of Trustees of AVIF has called a meeting of AVIF's shareholders to be held on or about March 26, 2004 to vote on these and other proposals. Only shareholders of record as of the close of business on January 9, 2004 are entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about April 30, 2004.

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP. Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of
Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that

Act, Section 206(1) and 206(2) of the Investment Advisers act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG proceeding, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the "Martin Act") and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

The Colorado proceeding, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

No relief is being sought against either your Fund or any of the INVESCO Funds in any of these proceedings.

If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

In addition to the complaints described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain INVESCO Funds, AIM Funds, INVESCO, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution, rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. The following list identifies such lawsuits that have been served as of the date of this supplement:

         o JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, District of Colorado (Civil Action Number 03-F-2456), filed on December 4, 2003.

         o JOEL GOODMAN V. INVESCO FUNDS GROUP, INC., ET AL., in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003.

         o L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP PLC, INVESCO, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003.

         o EDWARD LOWINGER AND SHARON LOWINGER V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003.

         o RICHARD RAVER V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003.

More detailed information regarding each of the cases identified above is provided in each fund's statement of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the funds, INVESCO, AMVESCAP and related parties in the future. Information about any similar additional lawsuits will be provided in the statement of additional information.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                     AIM V.I. HIGH YIELD FUND

                     May 1, 2003




                     Prospectus
                     SERIES I SHARES

                     Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. High Yield Fund seeks to achieve a high level of current income.

                     --------------------------------------------------------

                     This prospectus contains important information about the Series I class shares ("Series I shares") of the fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------

Fees and Expenses of the Fund                        3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------

The Advisor                                          4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    5
------------------------------------------------------

Purchase and Redemption of Shares                    5

Pricing of Shares                                    5

Taxes                                                5

Dividends and Distributions                          5

Share Classes                                        5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM Lifetime America, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds". In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Services, Inc. or BB or lower by Standard & Poor's Ratings. The fund will invest principally in junk bonds rated B or above by Moody's Investors Services, Inc. or Standard & Poor's Ratings or deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    A larger position in cash or cash equivalents could also detract from the achievement of the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. Junk bonds are less sensitive to this risk than are higher-quality bonds.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors claims. The value of junk bonds often fluctuates in response to company, political or economic growth developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    To the extent the fund holds cash or cash equivalents rather than equity securities for risk management, the fund may not achieve its investment objective.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart and performance table shown do not reflect charges at the separate account level; if they did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................   10.52%
2000...................................................................  -19.01%
2001...................................................................   -5.00%
2002...................................................................   -5.84%


    During the period shown in the bar chart, the highest quarterly return was 7.13% (quarter ended December 31, 2001) and the lowest quarterly return was -14.05% (quarter ended December 31, 2000).

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of unmanaged broad-based securities market indices, style-specific indices and peer-group indices.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                SINCE       INCEPTION
December 31, 2002)                         1 YEAR    INCEPTION       DATE
-------------------------------------------------------------------------------
AIM V.I. High Yield Fund                    (5.84)%    (6.25)%      05/01/98
Lehman Brothers Aggregate Bond Index(1)     10.25%      7.63%(2)    04/30/98(2)
Lehman Brothers High Yield Index(3)         (1.41)%    (0.38)%(2)   04/30/98(2)
Lipper High Yield Bond Fund Index(4)        (2.41)%    (2.90)%(2)   04/30/98(2)
-------------------------------------------------------------------------------

(1) The Lehman Brothers U.S. Aggregate Bond Index is an index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities and asset-backed securities). The fund has elected to use the Lehman Brothers U.S. Aggregate Bond Index as its broad-based index rather than the Lehman Brothers High Yield Index since the Lehman Brothers U.S. Aggregate Bond Index is such a widely recognized gauge of U.S. stock market performance. The fund will continue to include the Lehman Brothers High Yield Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper High Yield Bond Fund Index (which may or may not include the fund) is included for comparison to a peer-group.
(2) The average annual total return given is since the date closest to the inception date of the fund's Series I shares.
(3) The Lehman Brothers High Yield Index is an index that includes all fixed-income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100 million, and at least one year to maturity.
(4) The Lipper High Yield Bond Fund Index is an index under which represents an average of the 30 largest high yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                 SERIES I SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                           None

Maximum Deferred
Sales Charge (Load)                                                   None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                                SERIES I SHARES
--------------------------------------------------------------------------------
Management Fees                                                       0.62%

Other Expenses                                                        0.68

Total Annual Fund
Operating Expenses                                                    1.30

Net Expenses                                                          1.30(2)
--------------------------------------------------------------------------------

(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2002 and are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(2) The fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit total annual fund operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The example does not assume that any fund expense waiver or reimbursement arrangements are in effect for the periods indicated. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

SERIES I SHARES          1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
AIM V.I. High Yield
Fund                      $132           $412           $713          $1,568
-------------------------------------------------------------------------------

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2002 the advisor received compensation of 0.62% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the fund's portfolio are as follows:

(Co-Managed)

- Peter Ehret, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1992 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

    They are assisted by the High Yield Taxable Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com).

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of variable contract owners investing in separate accounts investing in the fund, and the interests of plan participants investing in the fund, may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies. The fund expects that its distributions will consist primarily of ordinary income.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of participating life insurance companies.

    At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years (or period) indicated.

    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

AIM V.I. HIGH YIELD FUND
--------------------------------------------------------------------------------


                                                                                                                 MAY 1, 1998
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                                                            ----------------------------------------------       DECEMBER 31,
                                                             2002          2001          2000       1999            1998
                                                            -------       -------       -------    -------       ----------------
Net asset value, beginning of period                        $  5.31       $  6.35       $  9.02    $  8.84            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.51(a)       0.70(b)       0.91       1.03(a)           0.39
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (0.82)        (1.01)        (2.64)     (0.10)            (1.15)
=================================================================================================================================
    Total from investment operations                          (0.31)        (0.31)        (1.73)      0.93             (0.76)
=================================================================================================================================
Less dividends from net investment income                        --         (0.73)        (0.94)     (0.75)            (0.40)
=================================================================================================================================
Net asset value, end of period                              $  5.00       $  5.31       $  6.35    $  9.02            $ 8.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                               (5.84)%       (4.85)%      (19.14)%    10.52%            (7.61)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $24,984       $28,799       $26,151    $25,268            $7,966
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.30%(d)      1.21%         1.13%      1.14%             1.13%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.30%(d)      1.29%         1.19%      1.42%             2.50%(e)
=================================================================================================================================
Ratio of net investment income to average net assets          10.20%(d)     11.39%(b)     11.44%     11.07%             9.75%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          74%           64%           72%       127%               39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d) Ratios are based on average daily net assets of $26,729,639.
(e) Annualized.

                            ------------------------
                            AIM V.I. HIGH YIELD FUND
                            ------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you wish to obtain free copies of the fund's current SAI, please send a written request to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or call (800) 410-4246.

    You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM V.I. HIGH YIELD FUND SERIES I
 SEC 1940 Act file number: 811-7452
------------------------------------

AIMinvestments.com

                                                                    APPENDIX III

                            AIM V.I. HIGH YIELD FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR
It was another banner year for investment-grade bonds but high yield bonds, which respond more to economic conditions than interest rate changes, faced a difficult year. For the year ended December 31, 2002, AIM V.I. High Yield Fund Series I shares posted a return of -5.84%, while Series II shares returned -6.08%.* By comparison, the Lehman High Yield Index and Lipper High Yield Bond Fund Index, returned -1.41% and -2.41%, respectively, over the same period. Underscoring investor sentiment toward higher-quality investments, the Lehman Aggregate Bond Index returned 10.25% for the year.

RELEVANT MARKET CONDITIONS
2002 began favorably for the fund and the high yield market as a whole. In January, investors assumed an economic rebound was imminent and began moving back into riskier assets. There were a few other bright spots early in the year but much of the reporting period proved unsettling for the asset class as news of high-profile corporate failures sent investors in search of safer ground.
    Indeed, a flight to higher-rated investments combined with falling short-term interest rates provided very favorable conditions for investment-grade bonds. High yield bonds tend to benefit more from economic strength and from lower risk premiums than from general interest rate reductions. Therefore, the sluggish economy and a raft of corporate accounting concerns weighed heavily on the asset class and on the fund. While a significant fourth-quarter rally lifted high yield bond returns--the fund's Series I shares posted a return of 5.04% for the final quarter--it was not enough to offset the rest of the year.
    Yield spreads (the difference between yields on high yield bonds and comparable-maturity Treasuries) widened by nearly 400 basis points from the first half of the year through October, as investors fled to the safety of higher-quality bonds. Spreads contracted significantly over the fourth quarter, however, as investor appetite for risk reemerged, and the asset class rallied.
    High-profile defaults dominated the news this year but default rates appear to have peaked. As we have said before, defaults are "backward looking"--by the time a bond actually defaults, the bond price reflects that event. And although past performance cannot guarantee future comparable results, if history is any indicator, peaking bond defaults in both 1991 and 1995 coincided with a subsequent economic rebound and rally for high yield bonds.

FUND STRATEGIES AND TECHNIQUES
For more than a year, we have focused on diversifying holdings across a broad array of industries and issuers--thereby decreasing single-issuer risk. In a year in which corporate governance and accounting restatement headlines were rampant, our strategy proved particularly sound. While we still had a few holdovers from our previous strategy (somewhat larger concentrations in select industries), we believe our diversification efforts have paid off as we have been able to avoid many single-issuer blow-ups this year.
    Also, as the primary risk associated with any high yield fund is credit risk, we continue to place special emphasis on credit research--

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

=======================================================================================================
TOP 10 ISSUERS*                     % OF NET ASSETS      TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------
 1.  Acme Communications, Inc.           1.6%            1.  Broadcasting & Cable TV              14.5%

 2.  Boyd Gaming Corp.                   1.3             2.  Casinos & Gaming                      4.8

 3.  Hanger Orthopedic Group, Inc.       1.2             3.  Health Care Facilities                3.4

 4.  El Paso Energy Partners, L.P.       1.2             4.  Hotels, Resorts & Cruise Lines        3.4

 5.  CSC Holdings Inc.                   1.1             5.  Homebuilding                          3.1

 6.  Western Gas Resources, Inc.         1.1             6.  Specialty Stores                      2.7

 7.  Intrawest Corp. (Canada)            1.1             7.  Metal & Glass Containers              2.6

 8.  Select Medical Corp.                1.0             8.  Apparel Retail                        2.5

 9.  Pride International, Inc.           1.0             9.  Wireless Telecommunication Services   2.3

10.  Frontier Oil Corp.                  1.0            10.  Oil & Gas Exploration & Production    2.2

*excluding money market funds

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

=======================================================================================================

                            AIM V.I. HIGH YIELD FUND

================================================================================
RESULTS OF A $10,000 INVESTMENT
5/1/98-12/31/02
Index data from 4/30/98-12/31/02

                                  [LINE CHART]

Source: Lipper, Inc.


INDEX PERFORMANCE    VI HIGH YIELD -                       LEHMAN AGGREGATE    LIPPER HIGH YIELD
IS FROM 04/30/1998   SERIES I         LEHMAN HIGH YIELD    BOND                FUND IX

      5/1/1998          10000               10000                 10000             10000
     5/31/1998          10080               10035                 10095              9989
     6/30/1998          10050               10071                 10181             10007
     7/31/1998          10090               10129                 10202             10075
     8/31/1998           9410                9569                 10368              9307
     9/30/1998           9129                9612                 10611              9251
    10/31/1998           8790                9415                 10555              9041
    11/30/1998           9279                9806                 10615              9572
    12/31/1998           9239                9817                 10647              9543
     1/31/1999           9374                9963                 10722              9715
     2/28/1999           9479                9904                 10535              9676
     3/31/1999           9584                9999                 10593              9847
     4/30/1999           9929               10193                 10627             10102
     5/31/1999           9772               10055                 10533              9910
     6/30/1999           9803               10034                 10499              9911
     7/31/1999           9939               10074                 10454              9914
     8/31/1999           9835                9963                 10449              9814
     9/30/1999           9720                9891                 10570              9737
    10/31/1999           9667                9826                 10609              9709
    11/30/1999           9918                9941                 10608              9880
    12/31/1999          10211               10053                 10557              9998
     1/31/2000          10336               10010                 10523              9949
     2/29/2000          10506               10029                 10650             10020
     3/31/2000          10211                9819                 10790              9847
     4/30/2000           9928                9834                 10759              9803
     5/31/2000           9646                9733                 10754              9629
     6/30/2000           9883                9932                 10977              9807
     7/31/2000           9826               10007                 11077              9825
     8/31/2000           9769               10075                 11238              9876
     9/30/2000           9622                9987                 11309              9730
    10/31/2000           8750                9668                 11383              9398
    11/30/2000           8139                9285                 11570              8873
    12/31/2000           8270                9464                 11785              9027
     1/31/2001           8998               10173                 11979              9625
     2/28/2001           8986               10308                 12083              9656
     3/31/2001           8479               10066                 12143              9335
     4/30/2001           8232                9940                 12092              9213
     5/31/2001           8310               10119                 12165              9313
     6/30/2001           7933                9835                 12211              9039
     7/31/2001           7907                9979                 12485              9092
     8/31/2001           7919               10097                 12628              9132
     9/30/2001           7334                9419                 12776              8487
    10/31/2001           7581                9651                 13043              8682
    11/30/2001           7919               10004                 12863              8958
    12/31/2001           7858                9963                 12781              8934
     1/31/2002           7858               10032                 12884              8955
     2/28/2002           7621                9892                 13009              8797
     3/31/2002           7784               10130                 12793              8971
     4/30/2002           7829               10292                 13041              9065
     5/31/2002           7740               10236                 13152              8974
     6/30/2002           7311                9481                 13265              8469
     7/31/2002           7045                9067                 13426              8191
     8/31/2002           7119                9325                 13653              8332
     9/30/2002           7045                9203                 13874              8216
    10/31/2002           6956                9123                 13810              8165
    11/30/2002           7297                9688                 13806              8635
    12/31/2002           7399                9824                 14092              8719

Past performance cannot guarantee comparable future results.
================================================================================================

                FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/02

SERIES I SHARES
Inception (5/1/98)               -6.25%
  1 Year                         -5.84

SERIES II SHARES*
Inception                        -6.49%
  1 Year                         -6.08

*Performance shown for periods prior to the inception date of the Series II class of shares (3/26/02) reflects the historical results of the Series I class (inception date 5/1/98) adjusted to reflect the impact that the Series II class Rule 12b-1 plan would have had if the Series II class had then existed. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.
    AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
    AIM V.I. High Yield Fund is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of non-investment grade securities.
    Since the last reporting period, the fund has elected to use the Lehman Aggregate Bond Index as its broad-based market index since the Lehman Aggregate Bond Index is such a widely recognized gauge of fixed-income market performance. The fund will no longer use the Lehman High Yield Bond Index, the index published in previous reports to shareholders as its broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund maintains the use of the Lehman High Yield Bond Index as its style-specific index as it more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper High Yield Bond Fund Index, is included for comparison to a peer group.
    The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities and asset-backed securities) is compiled by Lehman Brothers, a well-known global investment bank. The unmanaged Lehman High Yield Bond Index, which represents the performance of high-yield debt securities, is compiled by Lehman Brothers, a well-known global investment firm. The unmanaged Lipper High Yield Bond Fund Index represents an average of the 30 largest high yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.
    The fund invests in higher yielding, lower rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.
    In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOU FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

reviewing a company's financial health (such as free cash flows and funding sources) as well as its ability to weather various parts of market cycles.
    On a sector/industry basis, the high yield market is actually quite diversified but large losses in concentrated areas drew most of the attention this year. Our fund, like the market as a whole, is also broadly diversified, so we can't discuss all sectors, but we would like to highlight two sectors/industries that benefited performance and one that did not.
o Broadcasting: Fund holding, Acme Communications--a company that owns and operates 11 television stations in mid-size markets--proved beneficial to the fund as recent changes in the industry's regulatory environment as well as improved prospects for advertising revenues helped sector performance.
o Apparel retail: Despite a slowdown in consumer spending, fund holding Gap, Inc.--an international specialty retailer with nearly 4,200 stores worldwide--also helped fund performance. The company's credit quality has been enhanced by slowing aggressive expansion plans and its return to same-store sales growth after completing changes in merchandising and advertising.
o Wireless communications: Our exposure to wireless communications detracted from fund performance as the sector plummeted in the middle part of the year. And although we lowered our exposure, we did not do so in time to fully prevent any negative impact on the fund.

IN CLOSING
We know that market conditions in recent years have been largely disappointing. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objective of achieving a high level of current income by investing in non-investment grade securities.

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 12/31/02

                          ROBERT G. ALLEY, CO-MANAGER

                            PETER EHRET, CO-MANAGER

                           JAN H. FRIEDLI, CO-MANAGER

                          CAROLYN L. GIBBS, CO-MANAGER

                           CRAIG A. SMITH, CO-MANAGER

                    ASSISTED BY THE HIGH YIELD TAXABLE TEAM

                                                                     APPENDIX IV

                                 CHARTER OF THE
                     GOVERNANCE COMMITTEES OF THE AIM FUNDS
                              AND THE INVESCO FUNDS
                           (ADOPTED DECEMBER 10, 2003)

         The Boards of Directors/Trustees ("Boards") of The AIM Funds and The INVESCO Funds (collectively, "Funds"), have established a Governance Committee for each of the Funds. This Charter shall govern the membership, duties and operations of the Governance Committee of each of the Funds. References in this Charter to "the Committees" shall mean the collective Governance Committees of all Funds.

         Membership: Each member of the Committees shall be a director and trustee of the Funds who is not an "interested person" of the Funds within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"). Each member of the Committees shall also meet the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards (currently, Section 303A.06), and as set forth in rules promulgated by the Securities and Exchange Act (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are applicable to investment companies whose shares are listed for trading on a national securities exchange (currently, Rule 10A-3(b)(1)(iii)) (members that meet such requirements are referred to herein as the "audit committee independent directors").

         Chair and Vice Chair: The Committees shall have a Chair and Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.

         Lead Dis-interested Director: The directors/trustees of the Funds who are not "interested persons" of the Funds, as defined in the 1940 Act ("dis-interested directors"), may appoint a dis-interested director as the "Lead Dis-interested Director." The Lead Dis-interested Director shall from time to time as requested by the Committees act as liaison with management on particular issues. Such functions are not to interfere with any directors'/trustees' communications with management (and vice versa) on any issue; nor are such functions intended to interfere with the interaction between management and any of the Committees, other committees of the Boards, or the chair or vice chair of the Committees or of such other committees.

         Recommendation as to Share Ownership: The Committees recommend that each director/trustee of the Funds beneficially own, on an aggregate basis, a minimum dollar amount of shares of the Funds. The recommended minimum dollar amount shall be $100,000 or the lowest dollar amount in the highest dollar range set forth from time to time in Item 13(b)(4) of Form N-1A and/or Item 22(b)(5) of Schedule 14A, if the lowest dollar amount in the highest dollar range set forth in such Items is greater than $100,000. For purposes of this recommendation, (i) shares of the Funds beneficially owned by the directors/trustees shall include, for those directors/trustees who have executed a Deferred Compensation Agreement with respect to the Funds, shares of the Funds in which the deferral accounts of such directors/trustees are deemed to be invested under such Deferred Compensation Agreements, and (ii) shares of the Funds beneficially owned by the directors/trustees shall not include shares of AIM Select Real Estate Income Fund that are beneficially owned by the directors/trustees.

         Meetings: The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds.

         Duties: The duties of the Committees are:

         (a) to nominate persons for election or appointment as dis-interested directors (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards and (iii) for election by shareholders of Funds at meetings called for the election of directors;

         (b) to nominate persons for appointment as members of each committee of the Boards, including without limitation the Committees, the Audit Committees, the Investments Committees and the Valuation Committees, and to nominate persons for appointment as chair and vice chair of each such committee;

         (c) to review from time to time, the compensation, if any, payable to the directors of the Funds and to make recommendations to the Boards with respect thereto;

         (d) to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

         (e) to select independent legal counsel to the dis-interested directors and to review and approve the compensation paid to independent legal counsel to the dis-interested directors; and

         (f) provided that the Committees are comprised solely of dis-interested directors and that each member of the Committees is an audit committee independent director, to review and approve the compensation paid to independent counsel and other advisers, if any, to the Audit Committees of the Funds.

         Nomination of Dis-interested Directors: After a determination by the Committees that a person should be nominated as an additional dis-interested director, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a dis-interested director position on any of the Boards, the Committees shall nominate a person for appointment by a majority of the dis-interested directors to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing dis-interested directors, the Committees shall nominate one or more persons for election as dis-interested directors at such meeting.

Evaluation by the Committees of a person as a potential nominee to serve as a dis-interested director, including a person nominated by a shareholder, should result in the following findings by the Committees:

         (a) upon advice of independent legal counsel to the dis-interested directors, that the person will qualify as a dis-interested director and that the person is otherwise qualified under applicable laws and regulations to serve as a director/trustee of the Funds;

         (b) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a dis-interested director;

         (c) with respect to potential nominees to serve as dis-interested director members of the Audit Committees of the Funds, upon advice of independent legal counsel to the dis-interested directors, that the person: (i) is free of any material relationship with the Funds (other than as a shareholder of the Funds), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Funds, (ii) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any rules promulgated by the SEC that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (iii) is an audit committee independent director;

         (d) that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person's business experience, education and such other factors as the Committees may consider relevant;

         (e)      that the person is of good character and high integrity; and

         (f) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Boards.

Consistent with the 1940 Act, the Committees can consider recommendations from management in its evaluation process.

As long as any Fund relies on any of Rule 10f-3, Rule 12b-1, Rule 15a-4(b)(2), Rule 17a-7, Rule 17a-8, Rule 17d-1(d)(7), Rule 17e-1, Rule 17g-1(j), Rule 18f-3
or Rule 23c-3, (i) a majority of the directors/trustees of the Fund shall be dis-interested directors, (ii) the selection and nomination of any other dis-interested directors shall be committed to the discretion of the existing dis-interested directors, and (iii) any person who acts as legal counsel to the dis-interested directors shall be "independent legal counsel," as defined in the 1940 Act.

In seeking out potential nominees and in nominating persons to serve as dis-interested directors of the Funds, the Committees shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person's ability to serve as a dis-interested director.

         Nomination of Committee Members: The Committees shall periodically review the members of each committee of the Boards, including without limitation the Committees, the Audit Committees, the Investments Committees and the Valuation Committees. The Committees shall from time to time nominate persons to serve as members of each committee of the Boards, as well as persons who shall serve as the chair and vice chair of each such committee. Evaluation by the Committees of a person as a potential committee member shall include the factors set forth above under "Nomination of Dis-interested Directors," to the extent that such factors are applicable or relevant. All such persons shall be appointed by a majority of the directors/trustees of the Funds. An individual may be nominated to serve on more than one committee of a Board.

         Nominees Recommended by Shareholders: The Committees shall consider nominees recommended by a shareholder to serve as directors/trustees, provided:
(i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors/trustees will be elected; and (ii) that the Committees or the Board, as applicable, shall make the final determination of persons to be nominated. For each Fund other than INVESCO Variable Investment Funds, Inc. ("IVIFI"), the procedures to be followed by shareholders in submitting such recommendations are set forth in the Fund's Bylaws. For IVIFI, a shareholder who desires to recommend a nominee shall submit a request in writing to the Chair of IVIFI's Governance Committee. The Committees shall evaluate nominees recommended by a shareholder to serve as directors/trustees in the same manner as they evaluate nominees identified by the Committees.

         Review of Compensation: At least annually, the Committees shall review and recommend the amount of compensation, if any, payable to the directors of the Funds and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the dis-interested directors and such other directors and the time required to perform these duties. The Committees shall also make recommendations to the Boards regarding matters related to compensation including deferred compensation plans and retirement plans for the dis-interested directors and such other directors, and shall monitor any and all such retirement plans and deferred compensation plans.

         Evaluation Function: The Committees shall consider, oversee and implement any periodic evaluation process of the Boards and all committees of the Boards.

         Selection of Counsel: The Committees shall consider and oversee the selection of "independent legal counsel," as defined in the 1940 Act, to the dis-interested directors and recommend such counsel to the dis-interested directors. In making such selection the Committees will examine and monitor such legal counsel's client relationships, in accordance with any applicable rules promulgated by the SEC, in order to ascertain continued independence.

         Attendance at Annual Meetings. Of the Funds, only AIM Select Real Estate Income Fund holds annual meetings of shareholders. The Funds' policy with regard to director/trustee attendance at annual meetings of shareholders, if any, is that directors/trustees are encouraged but not required to attend such annual meetings.

         Authority: The Committees shall have the resources and authority appropriate to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Funds. The Committees shall be responsible for reviewing and approving the compensation paid to such counsel and other advisers.

         Funding: The Funds shall provide for appropriate funding, as determined by the Committees, in their capacity as committees of the Boards, for payment of
(i) compensation to any independent counsel or other advisers employed by the Committees and (ii) ordinary administrative expenses of the Committees under the authority set forth in this Charter.

         Review of Charter: The Committees shall review this Charter at least annually, and shall recommend any changes to the full Boards. This Charter may be amended only by the full Boards, with the approval of a majority of the dis-interested directors.

         Maintenance of Charter: Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any modification to such Charter.

                                                                      APPENDIX V

                          AIM VARIABLE INSURANCE FUNDS

                              AMENDED AND RESTATED

                      MASTER INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT is made this ____ day of _________________, 2004, by and between AIM Variable Insurance Funds, a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

         WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

         WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created seventeen separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

         WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

         2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

                  (a)      supervise all aspects of the operations of the Funds;

                  (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

                  (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

                  (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

                  (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

         3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

         As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

         4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

         5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

         6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

         7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

                  (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

                  (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

                  (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

                  (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

                  (e) any other applicable provisions of state, federal or foreign law.

         8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

                  (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

                  (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

                  (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

                  (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

                  (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

         9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

         10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

         12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

         13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until [April 30, 2006], and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

                  (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                  (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in
Section 2(a)(4) of the 1940 Act.

         15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

         16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

         17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

         18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

         19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

         20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                    AIM VARIABLE INSURANCE FUNDS
                                    (a Delaware business trust)

Attest:

_______________________________     By:__________________________________
      Assistant Secretary                  President

(SEAL)

Attest:                             A I M ADVISORS, INC.

______________________________      By:__________________________________
      Assistant Secretary                  President

(SEAL)

                                   APPENDIX A
                            FUNDS AND EFFECTIVE DATES

                                            EFFECTIVE DATE OF
             NAME OF FUND                   ADVISORY AGREEMENT
             ------------                   ------------------
AIM V.I. Aggressive Growth Fund             May 1, 2000
AIM V.I. Balanced Fund                      May 1, 2000
AIM V.I. Basic Value Fund                   September 10, 2001
AIM V.I. Blue Chip Fund                     May 1, 2000
AIM V.I. Capital Appreciation Fund          May 1, 2000
AIM V.I. Capital Development Fund           May 1, 2000
AIM V.I. Core Equity Fund                   May 1, 2000
AIM V.I. Dent Demographic Trends Fund       May 1, 2000
AIM V.I. Diversified Income Fund            May 1, 2000
AIM V.I. Global Utilities Fund              May 1, 2000
AIM V.I. Government Securities Fund         May 1, 2000
AIM V.I. Growth Fund                        May 1, 2000
AIM V.I. High Yield Fund                    May 1, 2000
AIM V.I. International Growth Fund          May 1, 2000
AIM V.I. Large Cap Growth Fund              September 1, 2003
AIM V.I. Mid Cap Core Equity Fund           September 10, 2001
AIM V.I. Money Market Fund                  May 1, 2000
AIM V.I. New Technology Fund                May 1, 2001
AIM V.I. Premier Equity Fund                May 1, 2000
AIM V.I. Small Cap Equity Fund              September 1, 2003

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

         The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                       AIM V.I. CAPITAL APPRECIATION FUND
                              AIM V.I. GROWTH FUND
                            AIM V.I. CORE EQUITY FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                          AIM V.I. PREMIER EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million.............................................         0.65%
Over $250 million..............................................         0.60%

                         AIM V.I. AGGRESSIVE GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $150 million.............................................          0.80%
Over $150 million..............................................         0.625%

                             AIM V.I. BALANCED FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $150 million.............................................         0.75%
Over $150 million..............................................         0.50%

                            AIM V.I. BASIC VALUE FUND
                        AIM V.I. MID CAP CORE EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million.............................................         0.725%
Next $500 million..............................................         0.700%
Next $500 million..............................................         0.675%
Over $1.5 billion..............................................          0.65%

                             AIM V.I. BLUE CHIP FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $350 million.............................................          0.75%
Over $350 million..............................................         0.625%

                      AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $2 billion...............................................         0.85%
Over $2 billion................................................         0.80%

                        AIM V.I. DIVERSIFIED INCOME FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million.............................................         0.60%
Over $250 million..............................................         0.55%

                          AIM V.I. NEW TECHNOLOGY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
Average Daily Net Assets.......................................         1.00%

                       AIM V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million.............................................         0.50%
Over $250 million..............................................         0.45%

                            AIM V.I. HIGH YIELD FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $200 million.............................................         0.625%
Next $300 million..............................................          0.55%
Next $500 million..............................................          0.50%
Over $1 billion................................................          0.45%

                       AIM V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million.............................................         0.75%
Over $250 million..............................................         0.70%

                         AIM V.I. LARGE CAP GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $1 billion...............................................          0.75%
Next $1 billion................................................          0.70%
Over $2 billion................................................         0.625%

                           AIM V.I. MONEY MARKET FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million.............................................         0.40%
Over $250 million..............................................         0.35%"

                         AIM V.I. SMALL CAP EQUITY FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
All Assets.....................................................         0.85%

                                                                     APPENDIX VI

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS


         This contract is made as of December ___, 2003, between A I M Advisors, Inc. hereinafter "Adviser," 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and INVESCO Institutional (N.A.), Inc. "Sub-Adviser," 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.

         WHEREAS:

         A) Adviser has entered into an investment advisory agreement with INVESCO Variable Investment Funds, Inc. (hereinafter "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

         B) Sub-Adviser represents that it is licensed under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

         C) Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.

         NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. Adviser hereby appoints Sub-Adviser as Sub-Adviser of each Fund for the period and on the terms set forth herein. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.

         (a) Subject to the supervision of the Trust's Board of Trustees ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Advised Assets"), such Sub-Advised Assets to be determined by the Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.

         (b) The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's other clients, or Sub-Adviser's other clients with research, analysis, advice and similar services. The Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and the Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

         (c) The Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

3. Further Duties. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.

4. Services Not Exclusive. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5. Compensation.

         (a) For the services provided to a Fund under this Contract, Adviser will pay Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Adviser's compensation on the Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.

         (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Trust, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable hereunder to the Sub-Adviser shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, the Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the sub-advisory fee hereunder bears to the advisory fee under this Contract.

7. Limitation of Liability of Sub-Adviser and Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

8. Duration and Termination.

         (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2005. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

         (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser; or (ii) by the Adviser on sixty days' written notice to Sub-Adviser; or (iii) by the Sub-Adviser on sixty days' written notice to the Trust. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

9. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

10. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of the Sub-Adviser shall be 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.

11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


A I M ADVISORS, INC.                      INVESCO INSTITUTIONAL (N.A.), INC.

Adviser                                   Sub-adviser

By:                                       By:
   --------------------------------          ---------------------------------

Name:                                     Name:
     ------------------------------            -------------------------------

Title:                                    Title:
      -----------------------------             ------------------------------

                                    EXHIBIT A
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS


                                      FUND


INVESCO VARIABLE INVESTMENT FUNDS, INC.

      INVESCO VIF - Core Equity Fund

      INVESCO VIF - Dynamics Fund

      INVESCO VIF - Financial Services Fund

      INVESCO VIF - Growth Fund

      INVESCO VIF - Health Sciences Fund

      INVESCO VIF - High Yield Fund

      INVESCO VIF - Leisure Fund

      INVESCO VIF - Real Estate Opportunity Fund

      INVESCO VIF - Small Company Growth Fund

      INVESCO VIF - Technology Fund

      INVESCO VIF - Telecommunications Fund

      INVESCO VIF - Total Return Fund

      INVESCO VIF - Utilities Fund

                                                                    APPENDIX VII

                     INVESCO VARIABLE INVESTMENT FUNDS, INC.

                      AGREEMENT AND PLAN OF REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of December 10, 2003, by and between INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and AIM Variable Insurance Funds, a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

         The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

         The Board of Directors of the Company has designated two classes of common stock that represent interests in each Current Fund. These classes are listed on Schedule B to this Agreement and each such class is referred to in this Agreement as a "Current Fund Class."

         The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

         Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

         Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

         The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

         1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

         1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

         1.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

         1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

         1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

         1.7 "Effective Time" shall have the meaning set forth in Section 3.1.

         1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

         1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

         1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

         1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

         1.12 "Registration Statement" shall have the meaning set forth in
Section 5.4.

         1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

         1.14 "SEC" shall mean the Securities and Exchange Commission.

         1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

         1.16 "Shareholders Meeting" shall have the meaning set forth in Section 5.1.

         1.17 "Transfer Agent" shall have the meaning set forth in Section 2.2.

         1.18 "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2. PLAN OF REORGANIZATION

         2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

                  (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

                  (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

         2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

         2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

         2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file a Form N-8F with the Securities and Exchange Commission to deregister as an investment company. Following such deregistration, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer, a Form N-8F and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

         2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

         2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3. CLOSING

         3.1 The Closing shall occur at the principal office of the Company on April 30, 2004, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

         3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

         3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund

Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

         3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

         4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

                  (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

                  (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

                  (c) Each Current Fund is a duly established and designated series of the Company;

                  (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

                  (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

                  (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

                  (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

                  (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

                  (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

                  (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

                  (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

                  (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

                  (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

                  (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

         4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

                  (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

                  (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

                  (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

                  (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

                  (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

                  (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

                  (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

                  (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

                  (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under
         Section 22(e) of the 1940 Act;

                  (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

                  (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

         4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

                  (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

                  (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

                  (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

                  (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

                  (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5. COVENANTS

         5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

         5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of each New Fund's independent accountants, and to vote on the matters referred to in Section 5.3.

         5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt a plan of distribution pursuant to Rule 12b-l of the 1940 Act for the Series II Shares of each New Fund, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

         5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization and (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6. CONDITIONS PRECEDENT

         The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective
Time:

         6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

         6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

         6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                  (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                  (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

                  (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

                  (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

                  (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

                  (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

         6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

         At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7. EXPENSES

         Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8. ENTIRE AGREEMENT

         Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9. AMENDMENT

         This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10. TERMINATION

         This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

         10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before June 30, 2004; or

         10.2 By the parties' mutual agreement.

         Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11. MISCELLANEOUS

         11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                    INVESCO VARIABLE INVESTMENT FUNDS,
                                           INC., on behalf of each of its series
                                           listed in Schedule A


                                           By:
--------------------------                    ----------------------------------
                                           Title:
                                                 -------------------------------

Attest:                                    AIM VARIABLE INSURANCE FUNDS,
                                           on behalf of each of its series
                                           listed in Schedule A


                                           By:
--------------------------                    ----------------------------------
                                           Title:
                                                 -------------------------------

                                   SCHEDULE A

                SERIES OF
   INVESCO VARIABLE INVESTMENT FUNDS, INC.              CORRESPONDING SERIES OF AIM VARIABLE
           (EACH A "CURRENT FUND")                      INSURANCE FUNDS (EACH A "NEW FUND")
-------------------------------------------             -------------------------------------------
INVESCO VIF - Core Equity Fund                          INVESCO VIF - Core Equity Fund
INVESCO VIF - Dynamics Fund                             INVESCO VIF - Dynamics Fund
INVESCO VIF - Financial Services Fund                   INVESCO VIF - Financial Services Fund
INVESCO VIF - Growth Fund                               INVESCO VIF - Growth Fund
INVESCO VIF - Health Sciences Fund                      INVESCO VIF - Health Sciences Fund
INVESCO VIF - High Yield Fund                           INVESCO VIF - High Yield Fund
INVESCO VIF - Leisure Fund                              INVESCO VIF - Leisure Fund
INVESCO VIF - Real Estate Opportunity Fund              INVESCO VIF - Real Estate Opportunity Fund
INVESCO VIF - Small Company Growth Fund                 INVESCO VIF - Small Company Growth Fund
INVESCO VIF - Technology Fund                           INVESCO VIF - Technology Fund
INVESCO VIF - Telecommunications Fund                   INVESCO VIF - Telecommunications Fund
INVESCO VIF - Total Return Fund                         INVESCO VIF - Total Return Fund
INVESCO VIF - Utilities Fund                            INVESCO VIF - Utilities Fund

                                   SCHEDULE B

SHARES OF COMMON STOCK OF                                     CORRESPONDING SHARES OF COMMON STOCK OF
EACH CURRENT FUND                                             EACH NEW FUND
----------------------------------------                      ----------------------------------------
INVESCO VIF - Core Equity Fund                                INVESCO VIF - Core Equity Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Dynamics Fund                                   INVESCO VIF - Dynamics Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Financial Services Fund                         INVESCO VIF - Financial Services Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Growth Fund                                     INVESCO VIF - Growth Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Health Sciences Fund                            INVESCO VIF - Health Sciences Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - High Yield Fund                                 INVESCO VIF - High Yield Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Leisure Fund                                    INVESCO VIF - Leisure Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Real Estate Opportunity Fund                    INVESCO VIF - Real Estate Opportunity Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Small Company Growth Fund                       INVESCO VIF - Small Company Growth Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Technology Fund                                 INVESCO VIF - Technology Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Telecommunications Fund                         INVESCO VIF - Telecommunications Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Total Return Fund                               INVESCO VIF - Total Return Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares
INVESCO VIF - Utilities Fund                                  INVESCO VIF - Utilities Fund
         Series I Shares                                               Series I Shares
         Series II Shares                                              Series II Shares

                                   SCHEDULE C

                         PERMITTED COMBINATIONS OF FUNDS

AIM V.I. Global Utilities Fund into INVESCO VIF - Utilities Fund

AIM V.I. New Technology Fund into INVESCO VIF - Technology Fund

INVESCO VIF - Telecommunications Fund into INVESCO VIF - Technology Fund

INVESCO VIF - Growth Fund into AIM V.I. Growth Fund

INVESCO VIF - High Yield Fund into AIM V.I. High Yield Fund

LSA Basic Value Fund into AIM V.I. Basic Value Fund

                                                                   APPENDIX VIII

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                            AMENDED NOVEMBER 6, 2003

I. STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II. DELEGATION

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III. AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

ALL OTHER SERVICES

The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V. SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

VI. PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII. PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o    Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

o    Actuarial services

o    Internal audit outsourcing services


CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

o    Management functions

o    Human resources

o    Broker-dealer, investment adviser, or investment banking services

o    Legal services

o    Expert services unrelated to the audit

o Any other service that the Public Company Oversight Board determines by regulation is impermissible

                            AIM V.I. GROWTH FUND AND
                            AIM V.I. HIGH YIELD FUND,
                               EACH A PORTFOLIO OF
                          AIM VARIABLE INSURANCE FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246

                          INVESCO VIF - GROWTH FUND AND
                         INVESCO VIF - HIGH YIELD FUND,
                               EACH A PORTFOLIO OF
                     INVESCO VARIABLE INVESTMENT FUNDS, INC.
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                           Toll Free: (800) 525-8085


                       STATEMENT OF ADDITIONAL INFORMATION

  (April 2, 2004 Special Meetings of Shareholders of INVESCO VIF - Growth Fund
                       and INVESCO VIF - High Yield Fund)


         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated February 23, 2004 of each of AIM V.I. Growth Fund and AIM V.I. High Yield Fund for use in connection with the Special Meetings of Shareholders of INVESCO VIF - Growth Fund and INVESCO VIF - High Yield Fund to be held on April 2, 2004. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling 1-800-347-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information for the Trust dated May 1, 2003, as revised September 1, 2003 and as supplemented October 21, 2003, December 16, 2003 and January 16, 2003, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

         The date of this Statement of Additional Information is February 26, 2004.

                                TABLE OF CONTENTS

THE TRUST.......................................................................................................S-3

DESCRIPTION OF PERMITTED INVESTMENTS............................................................................S-3

TRUSTEES AND OFFICERS OF THE TRUST..............................................................................S-3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................S-3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION...................................S-3

PORTFOLIO TRANSACTIONS..........................................................................................S-3

DESCRIPTION OF SHARES...........................................................................................S-4

DETERMINATION OF NET ASSET VALUE................................................................................S-4

TAXES...........................................................................................................S-4

PERFORMANCE DATA................................................................................................S-4

FINANCIAL INFORMATION...........................................................................................S-4


Appendix I        -       Statement of Additional Information of the Trust

Appendix II       -       Unaudited Financial Statements of AIM V.I. Growth
                          Fund (June 30, 2003)

Appendix III      -       Unaudited Financial Statements of AIM V.I. High Yield
                          Fund (June 30, 2003)

Appendix IV       -       Audited Financial Statements of INVESCO VIF - Growth
                          Fund (December 31, 2002)

Appendix V        -       Unaudited Financial Statements of INVESCO VIF -
                          Growth Fund (June 30, 2003)

Appendix VI       -       Audited Financial Statements of INVESCO VIF - High
                          Yield Fund (December 31, 2002)

Appendix VII      -       Unaudited Financial Statements of INVESCO VIF - High
                          Yield Fund (June 30, 2003)

Appendix VIII     -       Pro forma Financial Statements of AIM V.I. High Yield
                          Fund

THE TRUST

This Statement of Additional Information relates to AIM Variable Insurance Funds (the "Trust") and its investment portfolios, AIM V.I. Growth Fund and AIM V.I. High Yield Fund (the "Funds"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Funds adopted by the Trust's Board of Trustees, see heading "Description of the Funds and Their Investments and Risks" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a disclosure of the control persons of the Funds, the principal holders of shares of the Funds and the ownership by officers and trustees of the Funds, see heading "Control Persons and Principal Holders of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Trust, see heading "Calculation of Performance Data" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of the Funds, and the report thereon by Tait Weller & Baker, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits," related to certain events which occurred after the financial statements were issued.

The unaudited financial statements of AIM V.I. Growth Fund, are set forth as Appendix II. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits," related to certain events which occurred after the financial statements were issued.

The unaudited financial statements of AIM V.I. High Yield Fund, are set forth as Appendix III. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits," related to certain events which occurred after the financial statements were issued.

The audited financial statements of INVESCO VIF - Growth Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Annual Report of INVESCO VIF - Growth Fund dated February 4, 2003, which is incorporated herein by reference and attached hereto as Appendix IV. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits," related to certain events which occurred after the financial statements were issued.

The unaudited financial statements of, INVESCO VIF - Growth Fund, are set forth in the Semi-Annual Report of INVESCO VIF - Growth Fund, which is incorporated herein by reference and attached hereto as Appendix V. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits," related to certain events which occurred after the financial statements were issued.

The audited financial statements of INVESCO VIF - High Yield Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Annual Report of INVESCO VIF - High Yield

Fund dated February 4, 2003, which is incorporated herein by reference and attached hereto as Appendix VI. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits," related to certain events which occurred after the financial statements were issued.

The unaudited financial statements of INVESCO VIF - High Yield Fund, are set forth in the Semi-Annual Report of INVESCO VIF - High Yield Fund, which is incorporated herein by reference and attached hereto as Appendix VII. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "Certain Civil Proceedings and Lawsuits," related to certain events which occurred after the financial statements were issued.

Pro forma financial statements for AIM V.I. High Yield Fund, giving effect to the reorganization of INVESCO VIF - High Yield Fund into AIM V.I. High Yield Fund, are attached hereto as Appendix VIII.

                                                                      APPENDIX I

                          AIM VARIABLE INSURANCE FUNDS

   AIM V.I. AGGRESSIVE GROWTH FUND     AIM V.I. GOVERNMENT SECURITIES FUND
       AIM V.I. BALANCED FUND                 AIM V.I. GROWTH FUND
      AIM V.I. BASIC VALUE FUND             AIM V.I. HIGH YIELD FUND
       AIM V.I. BLUE CHIP FUND         AIM V.I. INTERNATIONAL GROWTH FUND
 AIM V.I. CAPITAL APPRECIATION FUND      AIM V.I. LARGE CAP GROWTH FUND
  AIM V.I. CAPITAL DEVELOPMENT FUND     AIM V.I. MID CAP CORE EQUITY FUND
      AIM V.I. CORE EQUITY FUND            AIM V.I. MONEY MARKET FUND
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND     AIM V.I. NEW TECHNOLOGY FUND
  AIM V.I. DIVERSIFIED INCOME FUND        AIM V.I. PREMIER EQUITY FUND
   AIM V.I. GLOBAL UTILITIES FUND        AIM V.I. SMALL CAP EQUITY FUND

                        (SERIES I AND SERIES II SHARES)

                      Supplement dated January 16, 2004 to
        the Statement of Additional Information dated September 1, 2003, as supplemented October 21, 2003 and December 16, 2003

This supplement supercedes and replaces in its entirety the supplement dated December 16, 2003.

The following new section of the SAI is added immediately following the information appearing under the heading "CALCULATION OF PERFORMANCE DATA":

                               "PENDING LITIGATION

         A list of pending civil class action lawsuits that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties is found in Appendix M."

         The following new appendix to the SAI is added immediately following Appendix L:

                                   "APPENDIX M

                               PENDING LITIGATION

         The following civil class action lawsuits involve one or more AIM or INVESCO Funds, AMVESCAP PLC ("AMVESCAP"), A I M Advisors, Inc. ("AIM") or INVESCO Funds Group, Inc. ("INVESCO") and certain related parties.

         JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY

         MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC.; TIMOTHY MILLER; RAYMOND CUNNINGHAM; THOMAS KOLBE; EDWARD STERN; AMERICAN SKANDIA INC.; BREAN MURRAY & CO., INC.; CANARY CAPITAL PARTNERS, LLC; CANARY INVESTMENT MANAGEMENT, LLC; CANARY CAPITAL PARTNERS, LTD.; AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and
         Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including attorneys' and experts' fees; and equitable relief.

         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC., AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940, as amended ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiffs in this case are seeking damages and costs and expenses, including attorneys' and experts' fees.

         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"); AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"); AMVESCAP PLC, INVESCO FUNDS GROUP, INC.; TIMOTHY MILLER; RAYMOND CUNNINGHAM; THOMAS KOLBE; EDWARD J. STERN; AMERICAN SKANDIA INC.; BREAN MURRAY & CO., INC.; CANARY CAPITAL PARTNERS, LLC; CANARY INVESTMENT MANAGEMENT, LLC; CANARY CAPITAL PARTNERS, LTD.; AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK

         FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; attorneys' and experts' fees; and other relief.

         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOW AS THE "INVESCO FUNDS"); AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"); AMVESCAP PLC, INVESCO FUNDS GROUP, INC.; TIMOTHY MILLER; RAYMOND CUNNINGHAM; THOMAS KOLBE; EDWARD J. STERN; AMERICAN SKANDIA INC.; BREAN MURRAY & CO., INC.; CANARY CAPITAL PARTNERS, LLC; CANARY INVESTMENT MANAGEMENT, LLC; CANARY CAPITAL PARTNERS, LTD.; AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM

         INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOW AS THE "INVESCO FUNDS"); AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"); AMVESCAP PLC, INVESCO FUNDS GROUP, INC.; TIMOTHY MILLER; RAYMOND CUNNINGHAM; THOMAS KOLBE; EDWARD J. STERN; AMERICAN SKANDIA INC.; BREAN MURRAY & CO., INC.; CANARY CAPITAL PARTNERS, LLC; CANARY INVESTMENT MANAGEMENT, LLC; CANARY CAPITAL PARTNERS, LTD.; AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of: Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of
         Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good to the Retirement Plan all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC.; AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of: Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

         Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the funds, INVESCO, AIM, AMVESCAP and related parties in the future. This statement of additional information will be supplemented periodically if any such lawsuits do arise."

                          AIM VARIABLE INSURANCE FUNDS

   AIM V.I. AGGRESSIVE GROWTH FUND           AIM V.I. GOVERNMENT SECURITIES FUND
       AIM V.I. BALANCED FUND                       AIM V.I. GROWTH FUND
      AIM V.I. BASIC VALUE FUND                   AIM V.I. HIGH YIELD FUND
       AIM V.I. BLUE CHIP FUND               AIM V.I. INTERNATIONAL GROWTH FUND
 AIM V.I. CAPITAL APPRECIATION FUND            AIM V.I. LARGE CAP GROWTH FUND
  AIM V.I. CAPITAL DEVELOPMENT FUND           AIM V.I. MID CAP CORE EQUITY FUND
      AIM V.I. CORE EQUITY FUND                  AIM V.I. MONEY MARKET FUND
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND           AIM V.I. NEW TECHNOLOGY FUND
  AIM V.I. DIVERSIFIED INCOME FUND              AIM V.I. PREMIER EQUITY FUND
   AIM V.I. GLOBAL UTILITIES FUND              AIM V.I. SMALL CAP EQUITY FUND

                         (SERIES I AND SERIES II SHARES)

                       Supplement dated December 16, 2003
       to the Statement of Additional Information dated September 1, 2003, as supplemented October 21, 2003


The following new section of the SAI is added immediately following the information appearing under the heading "CALCULATION OF PERFORMANCE DATA":

                               "PENDING LITIGATION

A list of pending civil class action lawsuits that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties is found in Appendix M."

The following new appendix to the SAI is added immediately following Appendix L:

                                   "APPENDIX M

                               PENDING LITIGATION

The following civil class action lawsuits involve one or more AIM or INVESCO Funds, AMVESCAP PLC ("AMVESCAP"), or INVESCO Funds Group, Inc. ("INVESCO") and certain related parties.

JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC.; TIMOTHY MILLER; RAYMOND CUNNINGHAM; THOMAS KOLBE; EDWARD STERN; AMERICAN SKANDIA INC.; BREAN MURRAY & CO., INC.; CANARY CAPITAL PARTNERS, LLC; CANARY INVESTMENT

MANAGEMENT, LLC; CANARY CAPITAL PARTNERS, LTD.; AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including attorneys' and experts' fees; and equitable relief.

L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC., AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940, as amended ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiffs in this case are seeking damages and costs and expenses, including attorneys' and experts' fees.

EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"); AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"); AMVESCAP PLC, INVESCO FUNDS GROUP, INC.; TIMOTHY MILLER; RAYMOND CUNNINGHAM; THOMAS KOLBE; EDWARD J. STERN; AMERICAN SKANDIA INC.; BREAN MURRAY & CO., INC.; CANARY CAPITAL PARTNERS, LLC; CANARY INVESTMENT MANAGEMENT, LLC; CANARY CAPITAL PARTNERS, LTD.; AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO

INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; attorneys' and experts' fees; and other relief.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the funds, INVESCO, AMVESCAP and related parties in the future. This statement of additional information will be supplemented periodically if any such lawsuits do arise."

                          AIM VARIABLE INSURANCE FUNDS

   AIM V.I. AGGRESSIVE GROWTH FUND         AIM V.I. GOVERNMENT SECURITIES FUND
        AIM V.I. BALANCED FUND                     AIM V.I. GROWTH FUND
      AIM V.I. BASIC VALUE FUND                  AIM V.I. HIGH YIELD FUND
       AIM V.I. BLUE CHIP FUND              AIM V.I. INTERNATIONAL GROWTH FUND
  AIM V.I. CAPITAL APPRECIATION FUND          AIM V.I. LARGE CAP GROWTH FUND
  AIM V.I. CAPITAL DEVELOPMENT FUND         AIM V.I. MID CAP CORE EQUITY FUND
      AIM V.I. CORE EQUITY FUND                 AIM V.I. MONEY MARKET FUND
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND          AIM V.I. NEW TECHNOLOGY FUND
   AIM V.I. DIVERSIFIED INCOME FUND            AIM V.I. PREMIER EQUITY FUND
    AIM V.I. GLOBAL UTILITIES FUND            AIM V.I. SMALL CAP EQUITY FUND


                         (SERIES I AND SERIES II SHARES)

                        Supplement dated October 21, 2003
       to the Statement of Additional Information dated September 1, 2003


The following information replaces in its entirety the information appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - FOREIGN INVESTMENTS - RISK OF DEVELOPING COUNTRIES" in the Statement of Additional Information:

                  "Risks of Developing Countries. Each Fund (excluding AIM V.I. Money Market Fund) may invest up to 5%, except that AIM V.I. Dent Demographic Trends Fund may invest up to 10% and AIM V.I. International Growth Fund may invest up to 20%, of their respective total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small, are less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments."

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                          AIM VARIABLE INSURANCE FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                -----------------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY, THE "FUNDS") OF AIM VARIABLE INSURANCE FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

                                -----------------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2003, AS REVISED SEPTEMBER 1, 2003 RELATES TO THE FOLLOWING PROSPECTUSES FOR THE SERIES I AND SERIES II SHARES OF EACH OF THE FOLLOWING FUNDS:

                    FUND                                             DATED
                    ----                                             -----
AIM V.I. AGGRESSIVE GROWTH FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. BALANCED FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V. I. BASIC VALUE FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. BLUE CHIP FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. CAPITAL APPRECIATION FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. CAPITAL DEVELOPMENT FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. CORE EQUITY FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. DIVERSIFIED INCOME FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. GLOBAL UTILITIES FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. GOVERNMENT SECURITIES FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. GROWTH FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. HIGH YIELD FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. INTERNATIONAL GROWTH FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. LARGE CAP GROWTH FUND
        SERIES I                                                     9/1/03
        SERIES II                                                    9/1/03
AIM V.I. MID CAP CORE EQUITY FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. MONEY MARKET FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. NEW TECHNOLOGY FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. PREMIER EQUITY FUND
        SERIES I                                                     5/1/03
        SERIES II                                                    5/1/03
AIM V.I. SMALL CAP EQUITY FUND
        SERIES I                                                     9/1/03
        SERIES II                                                    9/1/03

                          AIM VARIABLE INSURANCE FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                                  PAGE
GENERAL INFORMATION ABOUT THE TRUST.................................................................................1
            Fund History............................................................................................1
            Shares of Beneficial Interest...........................................................................1
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS............................................................3
            Classification..........................................................................................3
            Investment Strategies and Risks.........................................................................3
                        Equity Investments.........................................................................10
                        Foreign Investments........................................................................10
                        Debt Investments for Equity Funds..........................................................12
                        Debt Investments for Fixed Income Funds and Money Market Fund..............................13
                        Other Investments..........................................................................17
                        Investment Techniques......................................................................19
                        Derivatives................................................................................23
                        Additional Securities or Investment Techniques.............................................29
            Diversification Requirements - AIM V.I. Money Market Fund..............................................30
            Fund Policies..........................................................................................30
            Portfolio Turnover.....................................................................................32
            Temporary Defensive Positions..........................................................................32
MANAGEMENT OF THE TRUST............................................................................................33
            Board of Trustees......................................................................................33
            Management Information.................................................................................33
            Trustee Ownership of Fund Shares.......................................................................34
            Factors Considered in Renewing Investment Advisory Agreement...........................................34
            Compensation...........................................................................................35
                        Retirement Plan For Trustees...............................................................35
                        Deferred Compensation Agreements...........................................................35
            Codes of Ethics........................................................................................36
            Proxy Voting Policies..................................................................................36
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................................................36

INVESTMENT ADVISORY AND OTHER SERVICES.............................................................................36
            Investment Advisor.....................................................................................36
            Investment Sub-Advisor.................................................................................39
            Service Agreements.....................................................................................39
            Other Service Providers................................................................................40
BROKERAGE ALLOCATION AND OTHER PRACTICES...........................................................................40
            Brokerage Transactions.................................................................................41
            Commissions............................................................................................41
            Brokerage Selection....................................................................................41
            Directed Brokerage (Research Services).................................................................43
            Regular Brokers or Dealers.............................................................................43
            Allocation of Portfolio Transactions...................................................................43
            Allocation of Initial Public Offering ("IPO") Transactions.............................................43

PURCHASE AND REDEMPTION OF SHARES..................................................................................44

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS...........................................................................47
            Tax Matters............................................................................................48

DISTRIBUTION OF SECURITIES.........................................................................................49
            Distribution Plan......................................................................................49
            Distributor............................................................................................51

CALCULATION OF PERFORMANCE DATA....................................................................................51

APPENDICES:

RATINGS OF DEBT SECURITIES........................................................................................A-1

TRUSTEES AND OFFICERS.............................................................................................B-1

TRUSTEE COMPENSATION TABLE........................................................................................C-1

PROXY VOTING POLICIES.............................................................................................D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................................E-1

MANAGEMENT FEES...................................................................................................F-1

ADMINISTRATIVE SERVICES FEES......................................................................................G-1

BROKERAGE COMMISSIONS.............................................................................................H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS .................I-1

AMOUNTS PAID TO AIM DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTIONS PLAN.............................................J-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS.....................................................K-1

PERFORMANCE DATA..................................................................................................L-1

FINANCIAL STATEMENTS...............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Variable Insurance Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of twenty separate portfolios: AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Utilities Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. New Technology Fund, AIM V.I. Premier Equity Fund and AIM V.I. Small Cap Equity Fund (each a "Fund" and collectively, the "Funds"). Under the Agreement and Declaration of Trust, dated May 15, 2002, (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally organized on January 22, 1993 as a Maryland corporation. On October 15, 1999, the following Funds acquired all the assets and assumed all the liabilities of the series portfolios of G.T. Global Variable Investment Trust and G.T. Global Variable Investment Series: AIM V.I. Global Growth and Income Fund (which later merged into AIM V.I. Growth Fund on September 18, 2000), AIM V.I. Capital Appreciation Fund, AIM V.I. International Equity Fund, AIM V.I. Telecommunications Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund. The Trust reorganized as a Delaware business trust on May 1, 2000. All of the Funds, except AIM V.I. Basic Value Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Small Cap Equity Fund, were included in the reorganization. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 1, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). AIM V.I. Basic Value Fund and AIM V.I. Mid Cap Core Equity Fund commenced operations as a series of the Trust on September 10, 2001. AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund commenced operations as series of the Trust on September 1, 2003. Prior to May 1, 2000 the AIM V.I. New Technology Fund was known as AIM V.I. Telecommunications Fund, and prior to May 1, 2001, such Fund was known as AIM V.I. Telecommunications and Technology Fund. AIM V.I. Core Equity Fund was knows as AIM V.I. Growth and Income Fund, AIM V.I. International Growth Fund was known as AIM V.I. International Equity Fund, AIM V.I. Mid Cap Core Equity Fund was known as AIM V.I. Mid Cap Equity Fund and AIM V.I. Premier Equity Fund was known as AIM V.I. Value Fund.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each Fund offers Series I and Series II shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers two separate classes of shares: Series I shares and Series II shares. Each such class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or Series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

         The Trust understands that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with the instructions received from owners of insurance company separate accounts ("Contract owners"), annuitants and beneficiaries. Fund shares held by a registered separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a registered separate account that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

         Each share of a Fund has generally the same voting, dividend, liquidation and other rights, however, each class of shares of a Fund is subject to different class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds other than AIM V.I. Global Utilities Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The tables on the following pages identifies various securities and investment techniques used by AIM in managing the Funds. The tables have been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund might not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

         The Board of Trustees of the Trust reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective.

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                  EQUITY FUNDS

            FUND             AIM V.I.     AIM      AIM        AIM V.I.        AIM V.I.     AIM      AIM V.I. DENT   AIM V.I.
                            AGGRESSIVE    V.I.     V.I.       CAPITAL         CAPITAL       V.I.     DEMOGRAPHIC     GLOBAL
                            GROWTH FUND   BASIC    BLUE     APPRECIATION    DEVELOPMENT    CORE      TRENDS FUND    UTILITIES
                                          VALUE    CHIP         FUND            FUND       EQUITY                     FUND
SECURITY                                  FUND     FUND                                     FUND
INVESTMENT
TECHNIQUE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                EQUITY INVESTMENTS

Common Stock                     X           X       X           X               X            X            X             X
Preferred Stock                  X           X       X           X               X            X            X             X
Convertible Securities           X           X       X           X               X            X            X             X
Alternative                      X           X       X           X               X            X            X             X
Entity Securities

                                                                                               FOREIGN INVESTMENTS

Foreign Securities               X           X       X           X               X            X            X             X
Foreign Government                                                                                                       X
Obligations

Foreign Exchange                 X           X       X           X               X            X            X             X
Transactions

                                                                                       DEBT INVESTMENTS FOR EQUITY FUNDS

U.S. Government
Obligations

Investment Grade                 X           X       X           X               X            X            X             X
Corporate Obligations

Liquid Assets                    X           X       X           X               X            X            X             X

Junk                                                                                                                     X
Bonds
                                                                               DEBT INVESTMENTS FOR FIXED INCOME FUNDS AND MONEY
                                                                                                  MARKET FUND

U.S. Government
Obligations

Rule 2a-7 Requirements
Foreign Bank Obligations
Mortgage-Backed and
Asset-Backed Securities
Collateralized Mortgage
Obligations
Bank Instruments
Commercial Instruments

                                                                                                           AIM V.I.       AIM V.I.
            FUND             AIM V.I.   AIM V.I.       AIM V.I.      AIM V.I. MID      AIM V.I. NEW        PREMIER         SMALL
                             GROWTH   INTERNATIONAL    LARGE CAP   CAP CORE EQUITY   TECHNOLOGY FUND     EQUITY FUND     CAP EQUITY
                               FUND    GROWTH FUND    GROWTH FUND        FUND
SECURITY
INVESTMENT
TECHNIQUE
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock                     X          X              X              X                 X                  X              X
Preferred Stock                  X          X              X              X                 X                  X              X
Convertible Securities           X          X              X              X                 X                  X              X
Alternative                      X          X              X              X                 X                  X              X
Entity Securities



Foreign Securities               X          X              X              X                 X                  X              X
Foreign Government                                                                                                            X
Obligations

Foreign Exchange                 X          X              X              X                 X                  X              X
Transactions



U.S. Government                                            X                                X                                 X
Obligations

Investment Grade                 X          X              X              X                 X                  X              X
Corporate Obligations

Liquid Assets                    X          X              X              X                 X                  X              X

Junk
Bonds


U.S. Government
Obligations

Rule 2a-7 Requirements
Foreign Bank Obligations
Mortgage-Backed and
Asset-Backed Securities
Collateralized Mortgage
Obligations
Bank Instruments
Commercial Instruments

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                  EQUITY FUNDS

            FUND             AIM V.I.     AIM      AIM        AIM V.I.        AIM V.I.     AIM      AIM V.I. DENT   AIM V.I.
                            AGGRESSIVE    V.I.     V.I.       CAPITAL         CAPITAL       V.I.     DEMOGRAPHIC     GLOBAL
                            GROWTH FUND   BASIC    BLUE     APPRECIATION    DEVELOPMENT    CORE      TRENDS FUND    UTILITIES
                                          VALUE    CHIP         FUND            FUND       EQUITY                     FUND
SECURITY                                  FUND     FUND                                     FUND
INVESTMENT
TECHNIQUE
--------------------------------------------------------------------------------------------------------------------------------
Participation Interests
Municipal Lease
Obligations
Investment Grade
Corporate Debt
Obligations
Junk Bonds

                                                                                             OTHER INVESTMENTS

REITs                            X           X       X           X               X            X            X             X

Other Investment                 X           X       X           X               X            X            X             X
Companies
Defaulted Securities
Municipal Forward
Contracts
Variable or Floating
Rate Instruments
Indexed Securities
Zero-Coupon and
Pay-in-Kind Securities
Synthetic Municipal
Instruments
                                                                                           INVESTMENT TECHNIQUES

Delayed Delivery                 X           X       X           X               X            X            X             X
Transactions

When-Issued Securities           X           X       X           X               X            X            X             X
Short Sales                      X           X       X           X               X            X            X             X

Margin Transactions

Swap Agreements                  X           X       X           X               X            X            X             X
Interfund Loans                  X           X       X           X               X            X            X             X
Borrowing                        X           X       X           X               X            X            X             X

Lending Portfolio                X           X       X           X               X            X            X             X
Securities
Repurchase Agreements            X           X       X           X               X            X            X             X

                                                                                                           AIM V.I.       AIM V.I.
            FUND             AIM V.I.   AIM V.I.       AIM V.I.      AIM V.I. MID      AIM V.I. NEW        PREMIER         SMALL
                             GROWTH   INTERNATIONAL    LARGE CAP   CAP CORE EQUITY   TECHNOLOGY FUND     EQUITY FUND     CAP EQUITY
                               FUND    GROWTH FUND    GROWTH FUND        FUND
SECURITY
INVESTMENT
TECHNIQUE
-----------------------------------------------------------------------------------------------------------------------------------
Participation Interests
Municipal Lease
Obligations
Investment Grade
Corporate Debt
Obligations
Junk Bonds



REITs                            X          X              X              X                 X                  X              X

Other Investment                 X          X              X              X                 X                  X              X
Companies
Defaulted Securities
Municipal Forward
Contracts
Variable or Floating
Rate Instruments
Indexed Securities
Zero-Coupon and
Pay-in-Kind Securities
Synthetic Municipal
Instruments


Delayed Delivery                 X          X              X              X                 X                  X              X
Transactions

When-Issued Securities           X          X              X              X                 X                  X              X
Short Sales                      X          X              X              X                 X                  X              X

Margin Transactions

Swap Agreements                  X          X              X              X                 X                  X              X
Interfund Loans                  X          X              X              X                 X                  X              X
Borrowing                        X          X              X              X                 X                  X              X

Lending Portfolio                X          X              X              X                 X                  x               X
Securities
Repurchase Agreements            X          X              X              X                 X                  X               X

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                  EQUITY FUNDS

            FUND             AIM V.I.     AIM      AIM        AIM V.I.        AIM V.I.     AIM      AIM V.I. DENT   AIM V.I.
                            AGGRESSIVE    V.I.     V.I.       CAPITAL         CAPITAL       V.I.     DEMOGRAPHIC     GLOBAL
                            GROWTH FUND   BASIC    BLUE     APPRECIATION    DEVELOPMENT    CORE      TRENDS FUND    UTILITIES
                                          VALUE    CHIP         FUND            FUND       EQUITY                     FUND
SECURITY                                  FUND     FUND                                     FUND
INVESTMENT
TECHNIQUE
--------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase               X           X       X           X               X            X            X             X
Agreements
Dollar Rolls

Illiquid Securities              X           X       X           X               X            X            X             X
Rule 144A Securities             X           X       X           X               X            X            X             X
Unseasoned Securities            X           X       X           X               X            X            X             X
Portfolio Transactions
Sale of Money Market
Securities
Standby Commitments
                                                                                                DERIVATIVES

Equity-Linked Derivatives        X           X       X           X               X            X            X             X
Put Options                      X           X       X           X               X            X            X             X

Call Options                     X           X       X           X               X            X            X             X

Straddles                        X           X       X           X               X            X            X             X

Warrants                         X           X       X           X               X            X            X             X

Futures Contracts and            X           X       X           X               X            X            X             X
Options on Futures
Contracts
Forward Currency                 X           X       X           X               X            X            X             X
Contracts
Cover                            X           X       X           X               X            X            X             X

                                                                             ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Special Situations                                               X
Taxable Municipal
Securities

                                                                                                           AIM V.I.       AIM V.I.
            FUND             AIM V.I.   AIM V.I.       AIM V.I.      AIM V.I. MID      AIM V.I. NEW        PREMIER         SMALL
                             GROWTH   INTERNATIONAL    LARGE CAP   CAP CORE EQUITY   TECHNOLOGY FUND     EQUITY FUND     CAP EQUITY
                               FUND    GROWTH FUND    GROWTH FUND        FUND
SECURITY
INVESTMENT
TECHNIQUE
-----------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase               X          X              x              X                 X                  X              X
Agreements
Dollar Rolls

Illiquid Securities              X          X              X              X                 X                  X              X
Rule 144A Securities             X          X              X              X                 X                  X              X
Unseasoned Securities            X          X              X              X                 X                  X              X
Portfolio Transactions
Sale of Money Market
Securities
Standby Commitments


Equity-Linked Derivatives        X          X              X              X                 X                 X               X
Put Options                      X          X              X              X                 X                 X               X

Call Options                     X          X              X              X                 X                 X               X

Straddles                        X          X              X              X                 X                 X               X

Warrants                         X          X              X              X                 X                 X               X

Futures Contracts and            X          X              X              X                 X                 X               X
Options on Futures
Contracts
Forward Currency                 X          X              X              X                 X                 X               X
Contracts
Cover                            X          X              X              X                 X                 X               X



Special Situations
Taxable Municipal
Securities

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                    FIXED INCOME FUNDS AND MONEY MARKET FUND

                                                 AIM V.I.      AIM V.I.         AIM V.I.          AIM V.I.           AIM V.I.
            FUND                              BALANCED FUND   DIVERSIFIED       GOVERNMENT     HIGH YIELD FUND   MONEY MARKET FUND
                                                              INCOME FUND    SECURITIES FUND
SECURITY
INVESTMENT
TECHNIQUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        EQUITY INVESTMENTS

Common Stock                                          X               X
Preferred Stock                                       X               X                                 X
Convertible Securities                                X               X                                 X
Alternative                                           X               X                                 X
Entity Securities

                                                                        FOREIGN INVESTMENTS

Foreign Securities                                    X               X                X                X                 X
Foreign Government Obligations                        X               X                X                X                 X
Foreign Exchange Transactions                         X               X                X                X

                                                                       DEBT INVESTMENTS FOR EQUITY FUNDS

U.S. Government Obligations
Investment Grade Corporate Obligations
Liquid Assets

Junk
Bonds

                                                        DEBT INVESTMENTS FOR FIXED INCOME FUNDS AND MONEY MARKET FUND

U.S. Government Obligations                           X               X                X                X                 X
Rule 2a-7 Requirements                                X               X                X                X                 X
Foreign Bank Obligations                              X               X                                 X                 X
Mortgage-Backed and Asset-Backed Securities           X               X                X                X
Collateralized Mortgage Obligations                   X
Bank Instruments                                      X               X                                                   X
Commercial Instruments                                X               X                                 X                 X
Participation Interests                                                                                                   X
Municipal Lease Obligations                           X               X                                 X                 X
Investment Grade Corporate Debt Obligations           x               X                                 X                 x
Junk Bonds                                                            x                                 x

                                                                                OTHER INVESTMENTS

REITs                                                 X               X                X                X                 X
Other Investment Companies                            X               X                X                X                 X

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                    FIXED INCOME FUNDS AND MONEY MARKET FUND

                                                 AIM V.I.      AIM V.I.         AIM V.I.          AIM V.I.           AIM V.I.
            FUND                              BALANCED FUND   DIVERSIFIED       GOVERNMENT     HIGH YIELD FUND   MONEY MARKET FUND
                                                              INCOME FUND    SECURITIES FUND
SECURITY
INVESTMENT
TECHNIQUE
-----------------------------------------------------------------------------------------------------------------------------------
Defaulted Securities                                                                                    X
Municipal Forward Contracts
Variable or Floating Rate Instruments                 X               X                                 X                 X
Indexed Securities
Zero-Coupon and Pay-in-Kind Securities                X               X                                 X
Synthetic Municipal Instruments

                                                                                INVESTMENT TECHNIQUES

Delayed Delivery Transactions                         X               X                X                X                 X
When-Issued Securities                                X               X                X                X                 X
Short Sales                                           X               X                X                X

Margin Transactions

Swap Agreements                                       X               X
Interfund Loans                                       X               X                X                X                 X
Borrowing                                             X               X                X                X                 X

Lending Portfolio Securities                          X               X                X                X                 X
Repurchase Agreements                                 X               X                X                X                 X
Reverse Repurchase Agreements                         X               X                X                X                 X
Dollar Rolls                                          X               X                X

Illiquid Securities                                   X               X                X                X                 X
Rule 144A Securities                                  X               X                X                X                 X
Unseasoned Securities                                 X               X                X                X
Portfolio Transactions
Sale of Money Market Securities
Standby Commitments

                                                                                        DERIVATIVES

Equity-Linked Derivatives                             X
Put Options                                           X               X                X                X

Call Options                                          X               X                X                X

Straddles                                             X               X                X                X

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                    FIXED INCOME FUNDS AND MONEY MARKET FUND

                                                 AIM V.I.      AIM V.I.         AIM V.I.          AIM V.I.           AIM V.I.
            FUND                              BALANCED FUND   DIVERSIFIED       GOVERNMENT     HIGH YIELD FUND   MONEY MARKET FUND
                                                              INCOME FUND    SECURITIES FUND
SECURITY
INVESTMENT
TECHNIQUE
-----------------------------------------------------------------------------------------------------------------------------------
Warrants                                              X               X                                 X

Futures Contracts and Options on Futures              X               X                X                X
Contracts

Forward Currency Contracts                            X               X                                 X
Cover                                                 X               X                X                X

                                                                        ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Special Situations

Taxable Municipal Securities                                                                            X                 X

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund. AIM V.I. Blue Chip Fund does not intend to invest more than 10% of its total assets in convertible securities.

         The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Junk Bonds" below.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities outside the United States. The term "foreign securities" includes securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         Each Fund may invest in foreign securities as described in the Prospectus. Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the euro effective July 1, 2002.

         Risks of Developing Countries. Each Fund (excluding AIM V.I. Money Market Fund) may invest 5%, except that AIM V.I. Dent Demographic Trends Fund may invest 10% and AIM V.I. International Growth Fund may invest 20%, of their respective total assets in securities of companies located in developing countries. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small, are less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund (except AIM V.I. Money Market Fund) has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments for Equity Funds

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

         LIQUID ASSETS. For cash management purposes, the Funds may hold a portion of their assets in cash or cash equivalents, including shares of affiliated money market funds. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, banker's acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, participation interests in corporate loans, and municipal obligations).

         JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

         Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

         To the extent that a Fund has the ability to invest in junk bonds, a Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and each Fund's ability to dispose of particular issues and may also make it more difficult for each Fund to obtain accurate market quotations of valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

         Descriptions of debt securities ratings are found in Appendix A.

Debt Investments for Fixed Income Funds and Money Market Fund

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         RULE 2A-7 REQUIREMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from an NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from an NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.

         AIM V.I. Money Market Fund will attempt to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds the per share net asset value of its shares in compliance with applicable rules and regulations. Accordingly, the Fund invests only in securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of 90 days or less. The maturity of a security held by the Fund is determined in compliance with applicable rules and regulations. Certain securities bearing interest at rates that are adjusted prior to the stated maturity of the instrument or that are subject to redemption or repurchase agreements are deemed to have maturities shorter than their stated maturities.

         FOREIGN BANK OBLIGATIONS. To the extent that a Fund has the ability to invest in foreign Bank Obligations, the Fund may invest in Eurodollar obligations (i.e., U.S. dollar-denominated obligations issued by a foreign branch of a domestic bank), Yankee dollar obligations (i.e., U.S. dollar-denominated obligations issued by a domestic branch of a foreign bank) and obligations of foreign branches of foreign banks. AIM V.I. Money Market Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 50% of its total assets at the time of purchase, provided that there is no limitation upon the Fund's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch for any reason fails to pay on the Eurodollar obligation; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors" in this Statement of Additional Information.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM V.I. Balanced Fund may invest in CMOs. The Fund can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         BANK INSTRUMENTS. Each Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

         COMMERCIAL INSTRUMENTS. Each Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Variable rate master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the applicable quality criteria. The interest rate on a variable rate master demand note is periodically redetermined according to a prescribed formula. All variable rate master demand notes acquired by AIM V.I. Money Market Fund will be payable within a prescribed notice period not to exceed seven days.

         PARTICIPATION INTERESTS. AIM V.I. Money Market Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company ("the Borrower"). Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

         MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases for exempt from federal income taxes. Consistent with its investment objective, a Fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. See "Debt Investments for Equity Funds - Investment Grade Corporate Debt" on page 12.

         JUNK BONDS. See "Debt Investments for Equity Funds - Junk Bonds" on page 12.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with its investment objective, a Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds.

         DEFAULTED SECURITIES. AIM V.I. High Yield Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase a Fund's operating expenses and adversely affect its net asset value. Any investments by a Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board of Trustees.

         VARIABLE OR FLOATING RATE INSTRUMENTS. The Funds may invest in Municipal Securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations. Many Municipal Securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Funds.

         To the extent a Fund has the ability to invest in Variable or Floating Rate Instruments, the Fund may invest in inverse floating rate obligations or residual interest bonds, or other obligations or certificates related to such securities which have similar features. These types of obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates, and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which long-term fixed rate tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed rate tax-exempt securities.

         ZERO-COUPON AND PAY-IN-KIND SECURITIES. To the extent consistent with its investment objective, each Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, the Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery transactions will not be used as a speculative or leverage technique.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         AIM V.I. Government Securities Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued commitment. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. To the extent that a Fund has the ability to enter into Swap Agreements, a Fund has the ability to enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owned to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

      If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

      The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

      DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are repurchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

      Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis or to manage prepayment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

      ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

      Each Fund, except AIM V.I. Money Market Fund, may invest up to 15% of its net assets in securities that are illiquid. AIM V.I. Money Market Fund may invest up to 10% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

      RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

      UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

      SALE OF MONEY MARKET SECURITIES. The Funds do not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, AIM may seek to enhance the yield of the Fund by taking advantage of yield disparities that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure. AIM may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Fund's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover should not adversely affect the Fund's net income.

Derivatives

      To the extent a Fund has the ability to invest in Derivatives, the Fund may invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. The Fund may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

      EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular securities index. Equity-Linked

Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies, and therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

      PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, futures contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, futures contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, futures contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, futures contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

      A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

      Pursuant to federal securities rules and regulations, a Fund's use of options may require that Fund to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

      Writing Options. Each Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, futures contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such security or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, futures contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the underling security, futures contract, or foreign currency decline.

      A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, futures contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

      If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset to the extent of the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to receive for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

      Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, futures contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, futures contract or currency with either a different exercise price or expiration date, or both.

      Purchasing Options. Each Fund may purchase a call option for the purpose of acquiring the underlying security, futures contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, futures contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, futures contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, futures contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

      A Fund may only purchase a put option on an underlying security, futures contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, futures contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, futures contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, futures contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, futures contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, futures contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

      Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

      Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      STRADDLES. Each Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

      A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

      The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

      Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

      "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

      Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

      If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

      Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

      Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

      FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

      Each Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

      Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

      COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

      Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

      Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

      (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

      (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

      (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

      (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

      SPECIAL SITUATIONS. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include things such as liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

      TAXABLE MUNICIPAL SECURITIES. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

DIVERSIFICATION REQUIREMENTS - AIM V.I. MONEY MARKET FUND

      As a money market fund, AIM V.I. Money Market Fund is subject to the diversification requirements of Rule 2a-7 under the 1940 Act. This Rule sets forth two different diversification requirements: one applicable to the issuer of securities (provided that such securities are not subject to a demand feature or a guarantee), and one applicable to securities with demand features or guarantees.

      The issuer diversification requirement provides that the Fund may not invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by such issuer. If the securities are subject to a demand feature or guarantee, however, they are not subject to this requirement. Moreover, for purposes of this requirement, the issuer of a security is not always the nominal issuer. Instead, in certain circumstances, the underlying obligor of a security is deemed to be the issuer of the security. Such circumstances arise for example when another political subdivision agrees to be ultimately responsible for payments of principal of an interest on a security or when the assets and revenues of a non-governmental user of the facility financed with the securities secures repayment of such securities.

      The diversification requirement applicable to securities subject to a demand feature or guarantee provides that, with respect to 75% of its total assets, the Fund may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same entity. A demand feature permits the Fund to sell a security at approximately its amortized cost value plus accrued interest at specified intervals upon no more than 30 days' notice. A guarantee includes a letter of credit, bond insurance and an unconditional demand feature (provided the demand feature is not provided by the issuer of the security.)

FUND POLICIES

      FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions, except AIM V.I. Global Utilities Fund is not subject to restrictions (1) or (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Consistent with applicable law and unless otherwise provided, all percentage limitations apply at the time of purchase.

      (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions;

      (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;


      (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933;

      (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) for AIM V.I. Money Market Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security;

      (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or in investing in securities that are secured by real estate or interests therein;

      (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

      (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests; and

      (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.

      AIM V.I. Global Utilities Fund is also subject to the following fundamental investment restriction:

      The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations, and Exemptions) its investments in the securities of domestic and foreign public utility companies.

      The investment restrictions set forth above provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds have this flexibility, the Board of Trustees has adopted non-fundamental restrictions for the Funds relating to certain of these restrictions which AIM and AIM V.I. Dent Demographic Trends Fund's sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

      NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to all of the Funds, except AIM V.I. Global Utilities Fund is not subject to restrictions (1) or (3). They may be changed for any Fund without approval of that Fund's voting securities.

      (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM V.I. Money Market Fund, with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of money market funds and lend money to other investment companies and their series portfolios that have AIM as an investment advisor, subject to the terms and conditions of any exemptive orders issued by the SEC.

      (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker/dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "Advised Fund"). The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowing from banks exceeds 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

      (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

      (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33-1/3% of its total assets and may lend money to another Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

      (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

      (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      For purposes of AIM V.I. Global Utilities Fund's fundamental restriction regarding industry concentration, public utility companies shall consist of companies that produce or supply electricity, natural gas, water, sanitary services, and telephone, cable satellite, telegraph or other communication or information transmission services, as well as developing utility technology companies and holding companies which derive at least 40% of their revenues from utility-related activities.

PORTFOLIO TURNOVER

      The portfolio turnover rate for each of the AIM V.I. Core Equity Fund and the AIM V.I. Dent Demographic Trends Fund increased significantly from the fiscal year ended December 31, 2001 to the fiscal year ended December 31, 2002 because of the economic downturn, and the efforts to reposition the Funds into areas of the market that would respond favorably to a recovering economy.

TEMPORARY DEFENSIVE POSITIONS

      In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

      The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

      The trustees and officers of the Trust and their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix B.

      The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

      The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) preapproving permissible non-auditor services that are provided to each Fund by its independent auditors. During the fiscal year ended December 31, 2002, the Audit Committee held six meetings.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Carl Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended December 31, 2002, the Investments Committee held four meetings.

         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended December 31, 2002, the Valuation Committee held one meeting.

      The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees;
(ii) nominating persons who are not interested persons of the Fund for selection as, members of each committee of the Board, including without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund. During the fiscal year ended December 31, 2002, the Committee on Directors/Trustees held five meetings.

      The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

TRUSTEE OWNERSHIP OF FUND SHARES

      The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustees in all AIM Funds is set forth in Appendix B.

FACTORS CONSIDERED IN RENEWING INVESTMENT ADVISORY AGREEMENT

      The advisory agreement with AIM was re-approved for each Fund by the Trust's Board at a meeting held on May 13-14, 2002. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of the AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of their assets and relationship to contractual limitations; any fee waivers (or payments of fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

      In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and their respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

      After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

      Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

      Information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2002 is found in Appendix C.

Retirement Plan For Trustees

      The Trustees have adopted a retirement plan for the Trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

      The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.

      Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

      Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

CODES OF ETHICS

      AIM, the Trust and A I M Distributors, Inc. ("AIM Distributors") and H.S. Dent Advisors, Inc. have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

      The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Fund's investment Sub-Advisor. The investment Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix D.

      Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of each Fund's proxy voting record.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Information about the ownership of each class of each Fund's shares by certain beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

      AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

      As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to AIM V.I. Dent Demographic Trends Fund are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

      AIM is also responsible for furnishing to the Funds, at the Advisor's expense, the services of persons believes to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

      The Master Investment Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

      AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

      Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

            FUND NAME                          NET ASSETS            ANNUAL RATE
--------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund          First $150 million             0.80%
                                         Amount over $150 million       0.625%
--------------------------------------------------------------------------------
AIM V.I. Balanced Fund                   First $150 million             0.75%
                                         Amount over $150 million       0.50%
--------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                First $500 million             0.725%
AIM V.I. Mid Cap Core Equity Fund        Next $500 million              0.700%
                                         Next $500 million              0.675%
                                         Amount over $1.5 billion       0.65%
--------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                  First $350 million             0.75%
AIM V.I. Capital Development Fund        Amount over $350 million       0.625%
--------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund       First $250 million             0.65%
AIM V.I. Core Equity Fund                Amount over $250 million       0.60%
AIM V.I. Global Utilities Fund
AIM V.I. Growth Fund
AIM V.I. Premier Equity Fund
--------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund    First $2 billion               0.85%
                                         Amount over $2 billion         0.80%
--------------------------------------------------------------------------------

            FUND NAME                          NET ASSETS            ANNUAL RATE
--------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund         First $250 million             0.60%
                                         Amount over $250 million       0.55%
--------------------------------------------------------------------------------
AIM V.I. Government Securities Fund      First $250 million             0.50%
                                         Amount over $250 million       0.45%
--------------------------------------------------------------------------------
AIM V.I. High Yield Fund                 First $200 million             0.625%
                                         Next $300 million              0.55%
                                         Next $500 million              0.50%
                                         Amount over $1 billion         0.45%
--------------------------------------------------------------------------------
AIM V.I. International Growth Fund       First $250 million             0.75%
                                         Amount over $250 million       0.70%
--------------------------------------------------------------------------------
AIM V.I. Large Cap Growth Fund           First $1 billion               0.75%
                                         Next $1 billion                0.70%
                                         Amount over $2 billion         0.625%
--------------------------------------------------------------------------------
AIM V.I. Money Market Fund               First $250 million             0.40%
                                         Amount over $250 million       0.35%
--------------------------------------------------------------------------------
AIM V.I. New Technology Fund             All Assets                     1.00%
--------------------------------------------------------------------------------
AIM V.I. Small Cap Equity Fund           All Assets                     0.85%
--------------------------------------------------------------------------------

      AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

      AIM has voluntarily agreed to waive a portion of advisory fees payable to each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

      AIM has contractually agreed through December 31, 2004, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees, and increases in expenses due to expense offset arrangements, if any) for Series I shares of each of AIM V.I. Blue Chip Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Global Utilities Fund, AIM V.I. High Yield Fund, AIM V.I. Mid Cap Core Equity Fund and AIM V.I. New Technology Fund to the extent necessary to limit the total operating expenses of each series to 1.30%. Such contractual fee waivers or reductions may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

INVESTMENT SUB-ADVISOR

      AIM has entered into a Sub-Advisory contract with H.S. Dent Advisors, Inc. ("Dent") (H.S. Dent Advisors, Inc. a "Sub-Advisor") to provide investment sub-advisory services to AIM V.I. Dent Demographic Trends Fund.

      Dent is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Dent's responsibilities include providing the Fund's with macroeconomic and sector research, along with investment and market capitalization recommendations analyzing global economic trends

      For the services to be rendered by Dent under its Sub-Advisory Contract, the Advisor will pay to Dent, a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.13% of the first $1 billion of AIM V.I. Dent Demographic Trends Fund's average daily net assets, plus 0.10% of the Fund's average daily net assets in excess of $1 billion to and including $2 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion.

      The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix F.

      SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

      AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

      ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services. In addition, AIM provides, or assures that Participating Insurance Companies will provide, certain services implementing the Trust's funding arrangements with Participating Insurance Companies. These services include: establishment of compliance procedures; negotiation of participation agreements; preparation of prospectuses, financial reports and proxy statements for existing

Contractowners; maintenance of master accounts; facilitation of purchases and redemptions requested by Contractowners; distribution to existing Contractowners copies of prospectuses, proxy materials, periodic Fund reports and other materials; maintenance of records; and Contractowner services and communication. Effective May 1, 1998, the Funds reimburse AIM for its costs in providing, or assuring that Participating Insurance Companies provide, these services, currently in an amount up to 0.25% of the average net asset value of each Fund.

      Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix G.

OTHER SERVICE PROVIDERS

      TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

      The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts.

      CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds (except AIM V.I. Money Market Fund). The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, is custodian of all securities and cash of AIM V.I. Money Market Fund.

      The Custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country; the Custodian is responsible for monitoring eligible foreign securities depositories.

      Under their contract with the Trust, the Custodians maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

      AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, PA, 19103, as the independent public accountants to audit the financial statements of the Funds.

      COUNSEL TO THE TRUST. Foley & Lardner, Washington, D.C., has advised the Trust on certain federal securities law matters.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      The sub-advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

      Since purchases and sales of portfolio securities by the AIM V.I. Money Market Fund are usually principal transactions, the Fund incurs little or no brokerage commissions.

BROKERAGE TRANSACTIONS

      AIM or the subadvisor makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

      Purchases and sales of portfolio securities for AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund are generally transacted with the issuer or a primary market maker. In addition, some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

      Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

      Brokerage commissions paid by each of the Funds during the last three fiscal years ended December 31, are found in Appendix H.

COMMISSIONS

      During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

      The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

      Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." In addition, the services provided by a broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in any transaction, the Fund may pay a higher price than that available from another broker provided that the difference is justified by other aspects of the portfolio execution services provided.

      The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to AIM may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by AIM under its agreements with the Fund, and the expenses of AIM will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to AIM in connection with its services to other advisory clients, including the other mutual funds advised by AIM (collectively with the Funds, the "AIM Funds"). Also, a Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.

      Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

      The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by subadvisers to accounts managed or advised by AIM. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

      In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

      AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions on precise amounts.

      Foreign equity securities held by a Fund in the form of ADRs or EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

DIRECTED BROKERAGE (RESEARCH SERVICES)

      Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2002 are found in Appendix I.

REGULAR BROKERS OR DEALERS

      Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2002 is found in Appendix H.

ALLOCATION OF PORTFOLIO TRANSACTIONS

      AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Often times, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

      Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

      Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPO's by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:

      AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their

Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.

      When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in IPOs, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such IPO transactions will be the same for each AIM Fund and account.

                        PURCHASE AND REDEMPTION OF SHARES

      The Trust offers the shares of the Funds, on a continuous basis, to both registered and unregistered separate accounts of affiliated and unaffiliated Participating Insurance Companies to fund variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Fund in the Trust. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Fund which corresponds to that division. Each separate account purchases and redeems shares of these Funds for its divisions at net asset value without sales or redemption charges. Currently several insurance company separate accounts invest in the Funds.

      The Trust, in the future, may offer the shares of its Funds to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

      The Board of Trustees monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contractors or policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board of Trustees may require a separate account or Plan to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemptions proceeds to a separate account (or plan) withdrawing because of a conflict.

Calculation of Net Asset Value

      The net asset value per share (or share price) of each Series of each of the Funds will be determined as of the close of the customary trading session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each "business day of the Fund." In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. A "business day of a Fund" is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's net asset value per share is determined by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. The determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

Valuation of Investments of All Funds Except AIM V.I. Money Market Fund

      Among other items, each Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value as well as income accrued but not received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers and in accordance with methods which are specifically authorized by the Board of Trustees of the Trust. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

Valuation of AIM V.I. Money Market Fund's Investments.

      AIM V.I. Money Market Fund uses the amortized cost method of valuing the securities held by the Fund and rounds the Fund's per share net asset value to the nearest whole cent; therefore, it is anticipated that the net asset value of the shares of the Fund will remain constant at $1.00 per share. However, the Trust can give no assurance that the Fund can maintain a $1.00 net asset value per share.

      For AIM V.I. Money Market Fund: The net asset value per share of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Fund and rounding the resulting per share net asset value to the nearest one cent. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

      The securities of the Fund are valued on the basis of amortized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the security were sold. During such periods, the daily yield on shares of the Fund computed as described under "Yield Information" may differ somewhat from an identical computation made by another investment company with identical investments utilizing available indications as to the market value of its portfolio securities.

      The valuation of the portfolio instruments based upon their amortized cost and the concomitant maintenance of the net asset value per share of $1.00 for the Fund is permitted in accordance with applicable rules and regulations of the SEC which require the Fund to adhere to certain conditions. The Fund will invest only in "Eligible Securities," as defined in Rule 2a-7 of the 1940 Act, which the Fund's Board of Trustees has determined present minimal credit risk. Rule 2a-7 also requires, among other things, that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 397 calendar days or less.

      The Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share at $1.00 for the Fund as computed for the purpose of sales and redemptions. Such procedures include review of the Fund's holdings by the Board of Trustees at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Fund deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the Fund's shares. In the event the Board of Trustees determines that such a deviation exists for the Fund, it will take such corrective action as the Board of Trustees deems necessary and appropriate with respect to the Fund, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

      The Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

      For All Other Funds: The net asset value per share of each Fund is normally determined daily as of the close of the customary trading session on the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Trust. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts closing prices which are available 15 minutes after the close of trading of the NYSE will generally be used. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the total number of shares outstanding. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

      Each equity security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished based upon quotes furnished by independent pricing services or market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

      Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE.

      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such foreign securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities and such foreign securities exchange rates may occur after the time at which such values are determined and prior to the close of the NYSE that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

      Securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

      It is the present policy of the Funds to declare and distribute dividends representing substantially all net investment income as follows:

                                                       DIVIDENDS      DIVIDENDS
                                                        DECLARED         PAID
                                                        --------         ----
      AIM V.I. Aggressive Growth Fund ............      annually       annually
      AIM V.I. Balanced Fund .....................      annually       annually
      AIM V.I. Basic Value Fund...................      annually       annually
      AIM V.I. Blue Chip Fund ....................      annually       annually
      AIM V.I. Capital Appreciation Fund .........      annually       annually
      AIM V.I. Capital Development Fund ..........      annually       annually
      AIM V.I. Core Equity Fund ..................      annually       annually
      AIM V.I. Dent Demographic Trends Fund.......      annually       annually
      AIM V.I. Diversified Income Fund ...........      annually       annually
      AIM V.I. Global Utilities Fund .............      annually       annually
      AIM V.I. Government Securities Fund ........      annually       annually
      AIM V.I. Growth Fund .......................      annually       annually
      AIM V.I. High Yield Fund ...................      annually       annually
      AIM V.I. International Growth Fund .........      annually       annually
      AIM V.I. Large Cap Growth Fund..............      annually       annually
      AIM V.I. Mid Cap Core Equity Fund...........      annually       annually
      AIM V.I. Money Market Fund .................       daily         monthly
      AIM V.I. New Technology Fund................      annually       annually
      AIM V.I. Premier Equity Fund ...............      annually       annually
      AIM V.I. Small Cap Equity Fund..............      annually       annually

      All such distributions will be automatically reinvested, at the election of Participating Insurance Companies, in shares of the Fund issuing the distribution at the net asset value determined on the reinvestment date.

      It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods.

      It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions, except for AIM V.I. Money Market Fund. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gain by the end of each taxable year to separate accounts of participating life insurance companies. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any carried forward from previous fiscal periods. At the election of participating life insurance companies, dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

      AIM V.I. Money Market Fund declares net investment income dividends daily and pays net investment income dividends monthly and declares and pays annually any capital gain distributions. The Fund does not expect to realize any long-term capital gains and losses. The Fund may distribute net realized short-term gain, if any, more frequently.

      A dividend or distribution paid by a Fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution.

Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

      Should the Trust incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net asset value per share of AIM V.I. Money Market Fund or the net income per share of a class of the Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of AIM V.I. Money Market Fund was reduced, or was anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments on shares of the Fund until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Fund and/or its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

      Each series of shares of each Fund is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. As a RIC, a Fund will not be subject to federal income tax to the extent it distributes to its shareholders its net investment income and net capital gains.

      In order to qualify as a regulated investment company, each Fund must satisfy certain requirements concerning the nature of its income, diversification of its assets and distribution of its income to shareholders. In order to ensure that individuals holding the Contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Contracts, each Fund intends to comply with additional requirements of Section 817(h) of the Code relating to both diversification of its assets and eligibility of an investor to be its shareholder. Certain of these requirements in the aggregate may limit the ability of a Fund to engage in transactions involving options, futures contracts, forward contracts and foreign currency and related deposits.

      The holding of the foreign currencies and investments by a Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Fund.

      Each Fund investing in foreign securities may be subject to foreign withholding taxes on income from its investments. In any year in which more than 50% in value of a Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.

      Holders of Contracts under which assets are invested in the Funds should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.

      Because each Fund intends to qualify under the Code as a RIC for each taxable year, each Fund must, among other things, meet the following requirements: A. Each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. Each Fund must diversify its holdings so that, at the end of each fiscal quarter or within 30 days thereafter: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other
RICs).

      The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year the sum of 98% of its ordinary income for the calendar year, plus 98% of its capital gain net income for the 12-month period ending on October 31 of the calendar year. The amount which must be distributed is increased by undistributed income and gains from prior years and decreased by certain distributions in prior years. Each Fund intends to make sufficient distributions to avoid imposition of the excise tax. Some Funds meet an exception which results in their not being subject to excise tax.

      As a RIC, each Fund will not be subject to federal income tax on its income and gains distributed to shareholders if it distributes at least (i) 90% of its investment company taxable income for the taxable year; and (ii) 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2). Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the distribution requirement.

      Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on each Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of each Fund as assets of the corresponding division of the insurance company separate accounts, each Fund intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. The regulations also provide that a Fund's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of a Fund or the trustee of a qualified pension plan. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), government securities and securities of other RICs. Failure of a Fund to satisfy the Section 817(h) requirements would result in taxation of and treatment of the Contract holders investing in a corresponding division other than as described in the applicable prospectuses of the various insurance company separate accounts.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLAN

      The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Series II shares (the "Plan"). Each Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of average daily net assets of Series II shares.

      The Plan compensates AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Plan.

      Amounts payable by a Fund under the Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plan does not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

      AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Series II shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

      AIM Distributors has contractually agreed through December 31, 2004, to reimburse Rule 12b-1 distribution plan fees for Series II shares of each of AIM V.I. Blue Chip Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Global Utilities Fund, AIM V.I. High Yield Fund, AIM V.I. Mid Cap Core Equity Fund and AIM V.I. New Technology Fund to the extent necessary to limit Series II shares total annual fund operating expenses to 1.45%.

      Each Fund may pay a service fee of 0.25% of the average daily net assets of the Series II shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge.

      Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

      Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plan, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the Plan. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plan. These payments are an obligation of the Funds and not of AIM Distributors.

      Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

      See Appendix J for a list of the amounts paid by Series II shares to AIM Distributors pursuant to the Plan for the year, or period, ended December 31, 2002 and Appendix K for an estimate by category of the allocation of actual fees paid by Series II shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2002.

      As required by Rule 12b-1, the Plan and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons"

(as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit each class of the Funds and its respective shareholders.

      The anticipated benefits that may result from the Plan with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

      Unless terminated earlier in accordance with its terms, the Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

      Any change in the Plan that would increase materially the distribution expenses paid by the class requires shareholder approval; otherwise, the Plan may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

DISTRIBUTOR

      The Trust has entered into a master distribution agreement relating to the Funds (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

      The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis.

      The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

                         CALCULATION OF PERFORMANCE DATA

      Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

      Certain Funds may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in the Funds' advertisements and other sales material. If the Funds' Series II shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Series I shares at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Series II shares since their inception and the restated historical performance of the Funds' Series I shares (for periods prior to inception of the Series II shares) at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Series II shares.

      A restated or blended performance calculation may be used to derive the following for all Funds, except AIM V.I. Money Market Fund: (i) standardized average annual total returns over one, five and ten years (or since inception if less than ten years) and (ii) non-standardized cumulative total returns over a stated period.

      A restated or blended performance calculation may be used to derive the following for AIM V.I. Money Market Fund: (i) non-standardized average annual total returns over a stated period, and (ii) non-standardized cumulative total returns over a stated period.

      The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where   P       =      a hypothetical initial payment of $1,000;

        T       =      average annual total return (assuming the applicable
                       maximum sales load is deducted at the beginning of the 1,
                       5, or 10 year periods);

        n       =      number of years; and

        ERV     =      ending redeemable value of a hypothetical $1,000 payment
                       at the end of the 1, 5, or 10 year periods (or fractional
                       portion of such period).

The cumulative total returns for each Fund, with respect to its Series I shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix L.

Yield Quotation

      Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

      The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where   a       =      dividends and interest earned during a stated 30-day
                       period. For purposes of this calculation, dividends are
                       accrued rather than recorded on the ex-dividend date.
                       Interest earned under this formula must generally be
                       calculated based on the yield to maturity of each
                       obligation (or, if more appropriate, based on yield to
                       call date);

        b       =      expenses accrued during period (net of reimbursements);

        c       =      the average daily number of shares outstanding during the
                       period that were entitled to receive dividends; and

        d       =      the maximum offering price per share on the last day of
                       the period.

      The standard formula for calculating annualized yield for AIM V.I. Money Market Fund is as follows:

                             Y = (V  - V )   x   365
                                   1    2
                                 ---------       ---
                                    V             7
                                     2

Where   Y       =      annualized yield;

        V       =      the value of a hypothetical pre-existing account in the
         0
                       Fund having a balance of one share at the beginning of a
                       stated seven-day period; and

        V       =      the value of such an account at the end of the stated
         1
                       period.

      The standard formula for calculating effective annualized yield for the Fund is as follows:

                                          365/7
                              EY = (Y + 1)      - 1

Where   EY      =      effective annualized yield; and

        Y       =      annualized yield, as determined above.

Performance Information

      All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

      From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

      Certain Funds may participate in the initial public offering (IPO) market in some market cycles. For a fund with a small asset base, any investment such Funds may make in IPOs may significantly affect these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Funds' total returns.

      The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

      Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

      Advertising Age                 Forbes                           Nation's Business
      Barron's                        Fortune                          New York Times
      Best's Review                   Hartford Courant                 Pension World
      Broker World                    Inc.                             Pensions & Investments
      Business Week                   Institutional Investor           Personal Investor
      Changing Times                  Insurance Forum                  Philadelphia Inquirer
      Christian Science Monitor       Insurance Week                   USA Today
      Consumer Reports                Investor's Daily                 U.S. News & World Report
      Economist                       Journal of the American          Wall Street Journal
      FACS of the Week                   Society of CLU & ChFC         Washington Post

      Financial Planning              Kiplinger Letter                 CNN
      Financial Product News          Money                            CNBC
      Financial Services Week         Mutual Fund Forecaster           PBS
      Financial World

      Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

      Bank Rate Monitor                      Stanger
      Donoghue's                             Weisenberger
      Mutual Fund Values (Morningstar)       Lipper, Inc.

            Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

      Lipper Balanced Fund Index                   Russell 2000--Registered Trademark-- Index
      Lipper European Fund Index                   Russell 3000--Registered Trademark-- Index
      Lipper Global Fund Index                     Russell 1000--Registered Trademark-- Growth Index
      Lipper Utilities Fund Index                  Russell 3000 Growth Index
      Lipper International Fund Index              Lehman Aggregate Bond Index
      Lipper Multi Cap Core Fund Index             Dow Jones Global Utilities Index
      Lipper Multi Cap Growth Fund Index           MSCI All Country World Index
      Lipper Science & Technology Fund Index       MSCI EAFE Index
      Lipper Small Cap Core Fund Index             MSCI Europe Index
      Lipper Small Cap Growth Fund Index           PSE Tech 100 Index
      Lipper Large Cap Core Fund Index             Standard & Poor's 500 Index
      Russell 1000 Index                           Wilshire 5000 Index
      Russell 1000 Value Index                     NASDAQ Index

      Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

      10 year Treasury Notes
      90 day Treasury Bills

      Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

      From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

      From time to time, AIM V.I. Dent Demographic Trends Fund's sales literature and/or advertisements may quote (i) Harry S. Dent, Jr.'s theories on why the coming decade may offer unprecedented opportunities for investors, including his opinions on the stock market outlook and where growth may be strongest; (ii) Harry S. Dent, Jr.'s opinions and theories from his books and publications, including, but not limited to, Job Shock, The Great Boom Ahead and The Roaring 2000s, including his beliefs that (a) people's spending patterns may help predict the stock market, (b) the stock market has tended to perform best when a generation has reached its peak spending years from ages 45-50, and (c) as more and more baby boomers reach their peak spending age, they could propel stock prices up for the next decade; and (iii) Harry S. Dent, Jr.'s S-curve analysis, a forecasting tool used to analyze products that show remarkable growth.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

      The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

      Moody's corporate ratings areas follows:


      AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

      A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

      Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

      Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

      Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

      Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

      AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

      In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

      The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

      MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

      Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

      Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

      S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.


                                S&P DUAL RATINGS

      S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example,

AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

      These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

      An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

      Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

      Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

      The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

      Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

      The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of January 1, 2003

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

    NAME, YEAR OF BIRTH AND       TRUSTEE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             OTHER DIRECTORSHIP(S)
   POSITION(S) HELD WITH THE       AND/OR                                                                  HELD BY TRUSTEE
             TRUST                OFFICER
                                   SINCE
INTERESTED PERSONS


Robert H. Graham(1) --  1946         1993       Director and Chairman, A I M Management Group           None
Trustee, Chairman and                           Inc. (financial services holding company); and
President                                       Director and Vice Chairman, AMVESCAP PLC and
                                                Chairman of AMVESCAP PLC -  AIM Division (parent
                                                of AIM and a global investment management firm);

                                                Formerly; President and Chief Executive Officer,
                                                A I M Management Group Inc.; Director, Chairman
                                                and President, A I M Advisors, Inc. (registered
                                                investment advisor); Director and Chairman, A I
                                                M Capital Management, Inc. (registered
                                                investment advisor); A I M Distributors, Inc.
                                                (registered broker dealer), A I M Fund Services,
                                                Inc. (registered transfer agent), and Fund
                                                Management Company (registered broker dealer);
                                                and Chief Executive Officer, AMVESCAP PLC -
                                                Managed Products (Parent of AIM)


Mark H. Williamson(2) -- 1951      2003         Director, President and Chief Executive Officer,        Director, Chairman,
Trustee and Executive Vice                      A I M Management Group Inc. (financial services         President and Chief
President                                       holding company); Director, Chairman and                Executive Officer,
                                                President, A I M Advisors, Inc. (registered             INVESCO Bond Funds,
                                                investment advisor); Director, A I M Capital            Inc.; INVESCO
                                                Management Inc. (registered investment advisor)         Combination Stock &
                                                and A I M Distributors, Inc. (registered broker         Bond Funds, Inc.;
                                                dealer), Director and Chairman, A I M Fund              INVESCO Counselor
                                                Services, Inc. (registered transfer agent), and         Series Funds, Inc.;
                                                Fund Management Company (registered broker              INVESCO Global &
                                                dealer); and Chief Executive Officer, AMVESCAP          International Funds,
                                                PLC - AIM Division (parent of AIM and a global          Inc.; INVESCO Manager
                                                investment management firm);                            Series Funds, Inc.;
                                                                                                        INVESCO Money Market
                                                Formerly; Director, Chairman and Chief Executive        Funds, Inc.; INVESCO
                                                Officer, INVESCO Funds Group, Inc.; and Chief           Sector Funds, Inc.;
                                                Executive Officer, AMVESCAP PLC - Managed               INVESCO Stock Funds,
                                                Products                                                Inc.; INVESCO
                                                                                                        Treasurer's Series
                                                                                                        Funds, Inc. and


------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

    NAME, YEAR OF BIRTH AND       TRUSTEE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             OTHER DIRECTORSHIP(S)
   POSITION(S) HELD WITH THE       AND/OR                                                                  HELD BY TRUSTEE
             TRUST                OFFICER
                                   SINCE
                                                                                                 INVESCO Variable
                                                                                                 Investment Funds, Inc.

INDEPENDENT TRUSTEES

Frank S. Bayley -- 1939             2001      Of Counsel, law firm of Baker & McKenzie            Badgley Funds, Inc.
Trustee                                                                                          (registered investment
                                                                                                  company)


Bruce L. Crockett -- 1944           1993     Chairman, Crockett Technology Associates            ACE Limited (insurance
Trustee                                      (technology consulting company)                     company); and
                                                                                                 Captaris, Inc. (unified
                                                                                                 messaging provider)

Albert R. Dowden --  1941           2000     Director, Magellan Insurance Company; Member of     Cortland Trust, Inc.
Trustee                                      Advisory Board of Rotary Power International        (registered investment
                                             (designer, manufacturer, and seller of rotary       company)
                                             power engines); and Director, The
                                             Boss Group (private equity group);

                                             Formerly; Director, President and
                                             Chief Executive Officer, Volvo
                                             Group North America, Inc.; Senior
                                             Vice President, AB Volvo and
                                             director of various affiliated
                                             Volvo companies

Edward K. Dunn, Jr. -- 1935         1998     Formerly; Chairman, Mercantile Mortgage Corp.;      None
Trustee                                      President and  Chief Operating Officer,
                                             Mercantile-Safe Deposit & Trust Co.; and
                                             President, Mercantile Bankshares Corp.

Jack M. Fields -- 1952              1997     Chief Executive Officer, Twenty First Century       Administaff
Trustee                                      Group, Inc. (government affairs company) and
                                             Texana Timber LP


Carl Frischling -- 1937            1993      Partner, law firm of Kramer Levin Naftalis and      Cortland Trust, Inc.
Trustee                                      Frankel LLP                                         (registered investment
                                                                                                 company)


Prema Mathai-Davis -- 1950         1998      Formerly; Chief Executive Officer, YWCA of the      None
Trustee                                      USA



Lewis F. Pennock -- 1942           1993      Partner, law firm of Pennock & Cooper               None
Trustee

    NAME, YEAR OF BIRTH AND       TRUSTEE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS               OTHER DIRECTORSHIP(S)
   POSITION(S) HELD WITH THE       AND/OR                                                                    HELD BY TRUSTEE
             TRUST                OFFICER
                                   SINCE
INDEPENDENT TRUSTEES

Ruth H. Quigley -- 1935             2001       Retired                                                      None
Trustee



Louis S. Sklar -- 1939              1993       Executive Vice President, Development and                    None
Trustee                                        Operations, Hines Interests Limited Partnership
                                               (real estate development company)

OTHER OFFICERS


Kevin M. Carome(3) -- 1956          2003       Director, Senior Vice President and General                  N/A
Senior Vice President                          Counsel, A I M Management Group Inc. (financial
                                               services holding company) and A I M Advisors,
                                               Inc.; and Vice President, A I M Capital
                                               Management, Inc., A I M Distributors, Inc. and A
                                               I M Fund Services; Director, Vice President and
                                               General Counsel, Fund Management Company

                                               Formerly:  Senior Vice President and General
                                               Counsel, Liberty Financial Companies, Inc.; and
                                               Senior Vice President and General Counsel,
                                               Liberty Funds Group, LLC

Gary T. Crum(4) -- 1947            1993        Director, Chairman and Director of Investments,              N/A
Senior Vice President                          A I M Capital Management, Inc.; Director and
                                               Executive Vice President, A I M Management Group
                                               Inc.; Director and Senior Vice President, A I M
                                               Advisors, Inc.; and Director, A I M
                                               Distributors, Inc. and AMVESCAP PLC;

                                               Formerly; Chief Executive Officer and President,
                                               A I M Capital Management, Inc.

                                    1993       Managing Director and Chief Fixed Income                     N/A
Robert G. Alley -- 1948                        Officer, A I M Capital Management, Inc.; and
Vice President                                 Vice President, A I M Advisors, Inc.



                                    1993       Managing Director and Chief Research Officer -               N/A
Stuart W. Coco -- 1955                         Fixed Income,, A I M Capital Management, Inc.;
Vice President                                 and Vice President, A I M Advisors, Inc.


-----------------
(3)      Mr. Carome became Senior Vice President of the Trust on May 13, 2003.

(4)      Information is current as of January 10, 2003.

    NAME, YEAR OF BIRTH AND       TRUSTEE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS               OTHER DIRECTORSHIP(S)
   POSITION(S) HELD WITH THE       AND/OR                                                                    HELD BY TRUSTEE
             TRUST                OFFICER
                                   SINCE
Melville B. Cox -- 1943             1993     Vice President and Chief Compliance Officer, A I             N/A
Vice President                               M Advisors, Inc. and A I M Capital Management,
                                             Inc.; and Vice President, A I M Fund Services,
                                             Inc.

Karen Dunn Kelley -- 1960           1993     Managing Director and Chief Cash Management                  N/A
Vice President                               Officer, A I M Capital Management, Inc.;
                                             Director and President, Fund Management Company;
                                             and Vice President, A I M Advisors, Inc.

Edgar M. Larsen(4)  -- 1940         1999     Vice President, A I M Advisors, Inc.; and                    N/A
Vice President                               President, Chief Executive Officer and Chief
                                             Investment Officer, A I M Capital Management,
                                             Inc.
OTHER OFFICERS

Dana R. Sutton -- 1959              1993     Vice President and Fund Treasurer, A I M                     N/A
Vice President and                           Advisors, Inc.
Treasurer


Nancy L. Martin(5) -- 1957          2003     Vice President, A I M Advisors, Inc.; and Vice               N/A
Secretary                                    President and General Counsel, A I M Capital
                                             Management, Inc.


-----------------
(4)      Information is current as of January 10, 2003.

(5)      Ms. Martin became Secretary of the Trust on April 1, 2003.

                        TRUSTEE OWNERSHIP OF FUND SHARES
                             AS OF DECEMBER 31, 2002



             NAME OF TRUSTEE                                                          AGGREGATE DOLLAR RANGE OF
                                            DOLLAR RANGE OF EQUITY SECURITIES          EQUITY SECURITIES IN ALL
                                                        PER FUND(1)                     REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                                                                   TRUSTEE IN THE AIM FAMILY OF
                                                                                   FUNDS--REGISTERED TRADEMARK--
Robert H. Graham                                          -0-                               Over $100,000

Mark H. Williamson                                        -0-                             $10,001 - $50,000

Frank S. Bayley                                           -0-                             $10,001 - $50,000

Bruce L. Crockett                                         -0-                               $1 - $10,000

Albert R. Dowden                                          -0-                            $50,001 - $100,000

Edward K. Dunn, Jr.                                       -0-                             Over $100,000(2)

Jack M. Fields                                            -0-                             Over $100,000(2)

Carl Frischling                                           -0-                             Over $100,000(2)

Prema Mathai-Davis                                        -0-                             Over $100,000(2)

Lewis F. Pennock                                          -0-                            $50,001 - $100,000

Ruth H. Quigley                                           -0-                               $1 - $10,000

Louis S. Sklar                                            -0-                             Over $100,000(2)


(1) During the above period, no Trustee had any equity securities in the Funds.

(2) Includes the total amount of compensation deferred by the trustee at his or her election. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2002:

                                            RETIREMENT      ESTIMATED
                            AGGREGATE        BENEFITS         ANNUAL           TOTAL
                           COMPENSATION      ACCRUED         BENEFITS       COMPENSATION
                             FROM THE        BY ALL           UPON          FROM ALL AIM
    TRUSTEE                  TRUST(1)       AIM FUNDS(2)    RETIREMENT(3)     FUNDS(4)
Frank S. Bayley            $ 18,970        $142,800        $ 90,000        $150,000
Bruce L. Crockett            18,846          50,132          90,000         149,000
Albert R. Dowden             18,970          57,955          90,000         150,000
Edward K. Dunn, Jr.          18,846          94,149          90,000         149,000
Jack M. Fields               18,970          29,153          90,000         153,000
Carl Frischling(5)           18,970          74,511          90,000         150,000
Prema Mathai-Davis           18,970          33,931          90,000         150,000
Lewis F. Pennock             19,482          54,802          90,000         154,000
Ruth H. Quigley              18,970         142,502          90,000         153,000
Louis S. Sklar               19,358          78,500          90,000         153,000

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2002, including earnings, was $ 83,924.

(2) During the fiscal year ended December 31, 2002, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $ 36,489.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.

(5) During the fiscal year ended December 31, 2002, the Trust paid $ 58,956 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                              PROXY VOTING POLICIES

PROXY POLICIES AND PROCEDURES

         The Proxy Voting Policies applicable to each Fund follow:

REVIEWED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10-11, 2003

A.       Proxy Policies

         Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management Group, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

         I.       Boards Of Directors

                  A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

                  There are some actions by directors that should result in votes being withheld. These instances include directors who:

                  - Are not independent directors and sit on the board's audit, compensation or nominating committee;

                  - Attend less than 75 percent of the board and committee meetings without a valid excuse;

                  - Implement or renew a dead-hand or modified dead-hand poison pill;

                  - Enacted egregious corporate governance policies or failed to replace management as appropriate;

                  - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

                  - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

                  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

                  - Long-term financial performance of the target company relative to its industry;

                  -        Management's track record;

                  -        Portfolio manager's assessment;

                  -        Qualifications of director nominees (both slates);

                  - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

                  -        Background to the proxy contest.

         II.      Independent Auditors

                  A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

                  - It is not clear that the auditors will be able to fulfill their function;

                  - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

                  - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

         III.     Compensation Programs

                  Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

                  - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

                  - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

                  - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

                  - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

                  - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

         IV.      Corporate Matters

                  We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

                  - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

                  - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

                  - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

                  - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

         V.       Shareholder Proposals

                  Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

                  - We will generally abstain from shareholder social and environmental proposals.

                  - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

                  - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

                  - We will generally vote for proposals to lower barriers to shareholder action.

                  - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

         VI.      Other

                  - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

                  - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

                  - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

                           AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       Proxy Committee Procedures

         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

         The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

         In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of Funds' Board of Directors/Trustees:

1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2. AIM will not publicly announce its voting intentions and the reasons therefore.

3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       Business/Disaster Recovery

         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.       Restrictions Affecting Voting

         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       Conflicts of Interest

         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

         To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of June 6, 2003.

AIM V.I. AGGRESSIVE GROWTH FUND

                                                                          SERIES I                  SERIES II
                                                                           SHARES                    SHARES
                                                                      ----------------          ----------------
                                                                      PERCENTAGE OWNED          PERCENTAGE OWNED
              NAME AND ADDRESS OF                                            OF                       OF
              PRINCIPAL HOLDER                                             RECORD                   RECORD
              -------------------                                     ----------------          ----------------
              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
              ATTN: LYNNE MCENTEGART SEP ACCT
              440 LINCOLN STREET
              MAILSTOP S-310                                               40.01%*                    N/A
              WORCESTER MA  01653-0000

              GLENBROOK LIFE & ANNUITY CO     PROPRIETARY ACCOUNT
              P.O. BOX 94200                                               21.09%                     N/A
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE STE AN2N                               N/A                    39.37%
              VERNON HILLS IL   60061-1553

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                        17.52%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999

              MINNESOTA LIFE INSURANCE CO.
              ATTN  A6-5216                                                  N/A                    47.89%
              400 ROBERT ST N
              ST PAUL MN  55101-2015

              PAUL IANNELLI
              3900 BURGESS PLACE                                             N/A                     8.63%
              EQUITY ACCOUNTING 3-S
              BETHLEHEM PA  18017-9097



-----------------
* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. AGGRESSIVE GROWTH FUND


                                                                          SERIES I                  SERIES II
                                                                           SHARES                    SHARES
                                                                      ----------------          ----------------
                                                                      PERCENTAGE OWNED          PERCENTAGE OWNED
              NAME AND ADDRESS OF                                            OF                       OF
              PRINCIPAL HOLDER                                             RECORD                   RECORD
              -------------------                                     ----------------          ----------------
              SAFECO LIFE INSURANCE COMPANY
              ATTN MICHAEL ZHANG
              4854 154TH PLACE NE                                           7.84%                     N/A
              REDMOND WA  98052-9664


AIM V.I. BALANCED FUND

                                                                          SERIES I                  SERIES II
                                                                           SHARES                    SHARES
                                                                      ----------------          ----------------
                                                                      PERCENTAGE OWNED          PERCENTAGE OWNED
              NAME AND ADDRESS OF                                            OF                       OF
              PRINCIPAL HOLDER                                             RECORD                   RECORD
              -------------------                                     ----------------          ----------------
              ALLSTATE LIFE INS CO OF NEW YORK
              NY PROPRIETARY
              P.O. BOX 94200                                                5.87%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS ROAD                                              N/A                     7.90%
              NORTHBROOK IL  60062-7155

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                          56.03%*                    N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO
              VA1 AND SPVL ACCOUNT                                         15.82%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE STE AN2N                               N/A                    61.82%
              VERNON HILLS IL  60061-1533

              MINNESOTA LIFE INSURANCE CO
              ATTN A6-5216                                                   N/A                    19.01%
              400 ROBERT ST N
              ST PAUL MN  55101-2015

              TRANSAMERICA LIFE INSURANCE CO
              ATTN FMD ACCTG MS 4410                                         N/A                    11.27%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IOWA 52499

----------------
* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. BALANCED FUND

                                                                          SERIES I                  SERIES II
                                                                           SHARES                    SHARES
                                                                      ----------------          ----------------
                                                                      PERCENTAGE OWNED          PERCENTAGE OWNED
              NAME AND ADDRESS OF                                            OF                       OF
              PRINCIPAL HOLDER                                             RECORD                   RECORD
              -------------------                                     ----------------          ----------------
              UNION CENTRAL LIFE INSURANCE
              FBO VARIABLE UNIVERSAL LIFE
              ATTN ROBERTA UJVARY
              PO BOX 40888                                                 13.20%                     N/A
              CINCINNATI OH  45240-0000

AIM V.I. BASIC VALUE FUND

                                                                          SERIES I                  SERIES II
                                                                           SHARES                    SHARES
                                                                      ----------------          ----------------
                                                                      PERCENTAGE OWNED          PERCENTAGE OWNED
              NAME AND ADDRESS OF                                            OF                       OF
              PRINCIPAL HOLDER                                             RECORD                   RECORD
              -------------------                                     ----------------          ----------------
              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
              ATTN:  LYNNE MCENTEGART SEP ACCOUNT
              440 LINCOLN STREET
              MAILSTOP S-310                                                 N/A                    44.87%
              WORCESTER MA  01653-0001

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                           8.49%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                         65.80%*                   N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              HARTFORD LIFE SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                         15.83%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              NATIONWIDE INSURANCE COMPANY NWVA7
              C/O IPO PORTFOLIO ACCOUNTING                                   N/A                     5.88%
              PO BOX 182029
              COLUMBUS OH  43218-2029

              TRANSAMERICA LIFE INSURANCE CO
              LANDMARK
              ATTN  FMD OPERATIONAL ACCOUNTING                               N/A                    26.90%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499-0001


------------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. BASIC VALUE FUND

                                                                          SERIES I                  SERIES II
                                                                           SHARES                    SHARES
                                                                      ----------------          ----------------
                                                                      PERCENTAGE OWNED          PERCENTAGE OWNED
              NAME AND ADDRESS OF                                            OF                       OF
              PRINCIPAL HOLDER                                             RECORD                   RECORD
              -------------------                                     ----------------          ----------------
              TRANSAMERICA LIFE INSURANCE CO
              EXTRA
              ATTN  FMD OPERATIONAL ACCOUNTING
              4333 EDGEWOOD DR NE                                            N/A                    10.19%
              CEDAR RAPIDS IA  52499-0001


AIM V.I. BLUE CHIP FUND

                                                                          SERIES I                  SERIES II
                                                                           SHARES                    SHARES
                                                                      ----------------          ----------------
                                                                      PERCENTAGE OWNED          PERCENTAGE OWNED
              NAME AND ADDRESS OF                                            OF                       OF
              PRINCIPAL HOLDER                                             RECORD                   RECORD
              -------------------                                     ----------------          ----------------
              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
              ATTN: LYNNE MCENTEGART SEP ACCOUNT
              440 LINCOLN STREET
              MAILSTOP S-310                                               24.68%*                     N/A
              WORCESTER MA  01653-0000

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS  ROAD                                            6.69%                    25.53%
              NORTHBROOK IL  60061-7155

              ALLSTATE LIFE INS CO OF NEW YORK
              NY PROPRIETARY                                                6.69%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                          23.22%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE STE AN2N                               N/A                    72.78%
              VERNON HILLS IL  60061-1533

              HARTFORD LIFE
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                         8.43%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999


---------------
* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. BLUE CHIP FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED        PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                                OF                    RECORD
                                                                           RECORD
              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN:  DAVE TEN BROECK
              PO BOX 2999                                                  28.63%*                   N/A
              HARTFORD CT  06104-2999



AIM V.I. CAPITAL APPRECIATION FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED        PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                               OF                     RECORD
                                                                           RECORD
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA
              300 N MILWAUKEE AVE STE AN2N                                 11.37%                     N/A
              VERNON HILLS IL  60061-1533

              GLENBROOK LIFE & ANNUITY CO
              VA 1 AND SPVL ACCOUNT
              P.O. BOX 94200                                                5.90%                     N/A
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                           5.26%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              IDS LIFE INSURANCE CO
              IDS TOWER 10T11/340                                           9.16%                     N/A
              MINNEAPOLIS MN  55440

              IDS LIFE INSURANCE CO
              222 AXP FINANCIAL CENTER                                       N/A                    51.74%
              MINNEAPOLIS MN  55474-0002

              ING LIFE INSURANCE AND ANNUITY CO
              CONVEYOR TN41                                                13.93%                     N/A
              151 FARMINGTON AVE
              HARTFORD CT  06156-0001

              MERRILL LYNCH LIFE INSURANCE CO
              FBO THE SOLE BENEFIT OF CUSTOMERS                            11.85%                     N/A
              4800 DEER LAKE DR E
              JACKSONVILLE FL  32246-6484

---------------
* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. CAPITAL APPRECIATION FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED        PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                               OF                     RECORD
                                                                           RECORD
              TRANSAMERICA LIFE INSURANCE CO.
              LANDMARK
              ATTN  MFD OPERATIONAL ACCOUNTING                               N/A                    19.67%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499-0001

              TRANSAMERICA LIFE INSURANCE CO
              EXTRA
              ATTN  FMD OPERATIONAL ACCOUNTING
              4333 EDGEWOOD RD NE                                            N/A                     7.66%
              CEDAR RAPIDS IA  52499-0001


AIM V.I. CAPITAL DEVELOPMENT FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
              NAME AND ADDRESS OF                                    PERCENTAGE OWNED OF      PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                             RECORD                   RECORD
              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
              ATTN:  LYNNE MCENTEGART SEP ACCOUNT
              440 LINCOLN STREET
              MAILSTOP S-310                                                 N/A                    16.38%
              WORCESTER MA  01653-0001

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                          17.82%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              IDS LIFE INSURANCE CO
              IDS TOWER 10T11/340                                          69.43%*                     N/A
              MINNEAPOLIS MN  55440

              IDS LIFE INSURANCE CO RAVA
              222 AXP FINANCIAL CENTER                                       N/A                    69.00%
              MINNEAPOLIS MN  55474-0002

              JOHN HANCOCK
              FUND OPERATIONS
              529 MAIN STREET                                                N/A                     5.06%
              CHARLES, MA  02129

---------------
* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. CORE EQUITY FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED        PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                               OF                     RECORD
                                                                           RECORD
              GLENBROOK LIFE & ANNUITY CO
              300 N. MILWAUKEE AVE  STE AN2N
              VERNON HILLS IL  60061-1533                                    N/A                     5.26%

              IDS LIFE INSURANCE CO
              IDS TOWER 10T11/340                                          58.63%*                    N/A
              MINNEAPOLIS MN  55410

              ING LIFE INSURANCE AND ANNUITY CO
              CONVEYOR TN41                                                 7.96%                     N/A
              151 FARMINGTON AVE
              HARTFORD CT  06156-0001

              PRUDENTIAL INSURANCE CO OF AMERICA
              ATTN IGG FINL REP SEP ACCTS
              NJ-02-07-01                                                   6.36%                     N/A
              213 WASHINGTON ST  7TH FL
              NEWARK NJ  07102-2992

              SAGE LIFE ASSURANCE OF AMERICA
              300 ATLANTIC ST  STE 302                                       N/A                    74.48%
              STAMFORD CT  06901-0000

              SUN LIFE FINANCIAL
              P.O. BOX 9137                                                  N/A                     9.07%
              WELLESLEY HILLS MA  02481-9137

              TRANSAMERICA LIFE INSURANCE CO
              RIB III
              ATTN  FMD OPERATIONAL ACCOUNTING
              4333 EDGEWOOD DR NE                                            N/A                     6.16%
              CEDAR RAPIDS IA  52499-0001

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
             NAME AND ADDRESS OF                                      PERCENTAGE OWNED        PERCENTAGE OWNED OF
             PRINCIPAL HOLDER                                                OF                     RECORD
                                                                           RECORD
             GLENBROOK LIFE & ANNUITY CO
             PROPRIETARY ACCOUNT
             P.O. BOX 94200                                                26.35%*                    N/A
             PALATINE IL  60094-4200

---------------
* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
             NAME AND ADDRESS OF                                      PERCENTAGE OWNED        PERCENTAGE OWNED OF
             PRINCIPAL HOLDER                                                OF                     RECORD
                                                                           RECORD
             GOLDEN AMERICAN LIFE INSURANCE CO
             1475 DUNWOODY DRIVE                                             N/A                    98.79%*
             WEST CHESTER, PA 19380-1478

             HARTFORD LIFE AND ANNUITY
             SEPARATE ACCOUNT
             ATTN  DAVE TEN BROECK                                         23.60%                     N/A
             P.O. BOX 2999
             HARTFORD CT  06104-2999

             RELIASTAR LIFE INSURANCE CO
             FBO SELECT LIFE 2/3
             RTE 5106 PO BOX 20                                            23.25%                     N/A
             MINNEAPOLIS MN  55440-0020


AIM V.I. DIVERSIFIED INCOME FUND

                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED        PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                               OF                     RECORD
                                                                           RECORD
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA
              P.O. BOX 94200                                               25.81%*                   N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS ROAD                                              N/A                    18.75%
              NORTHBROOK IL  60062-7155

              AMERICAN GENERAL ANNUITY
              ATTN CHRIS BOUMAN                                             5.02%                     N/A
              205 E 10TH ST
              AMARILLO TX  79101-3507

              GENERAL AMERICAN LIFE INSURANCE
              SEPARATE ACCOUNTS B1-08                                       7.17%                     N/A
              13045 TESSON FERRY RD
              ST LOUIS MO  63128-3499

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                          25.67%*                    N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200


---------------
* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. DIVERSIFIED INCOME FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED        PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                               OF                     RECORD
                                                                           RECORD
              GLENBROOK LIFE & ANNUITY CO
              VA1 AND SPV L ACCOUNT                                        19.80%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE  STE AN2N
              VERNON HILLS IL  60061-1553                                    N/A                    81.25%


AIM V.I. GLOBAL UTILITIES FUND

                                                                           SERIES I                 SERIES II
                                                                            SHARES                   SHARES
              NAME AND ADDRESS OF                                      PERCENTAGE OWNED        PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                                OF                     RECORD
                                                                            RECORD
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA
              P.O. BOX 94200                                                21.52%                     N/A
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS ROAD                                               N/A                    21.51%
              NORTHBROOK IL  60062-7155

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                          32.30%*                     N/A
              3100 SANDERS RD
              NORTHBROOK IL  60062-7155

              GLENBROOK LIFE & ANNUITY CO
              VA 1 AND SPVL ACCOUNT                                         19.51%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE  STE AN2N                               N/A                    63.20%
              VERNON HILLS IL  60061-1533

              GUARDIAN INSURANCE & ANNUITY CO
              ATTN EQUITY ACCOUNTING DEPT 3-S-18                            13.85%                     N/A
              3900 BURGESS PL
              BETHLEHEM PA  18017-9097

              ANNUITY INVESTORS
              580 WALNUT                                                      N/A                     7.16%
              CINCINNATI, OH  45202

---------------
* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. GLOBAL UTILITIES FUND

                                                                           SERIES I                 SERIES II
                                                                            SHARES                   SHARES
              NAME AND ADDRESS OF                                      PERCENTAGE OWNED        PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                                OF                     RECORD
                                                                            RECORD
              SAGE LIFE ASSURANCE OF AMERICA
              300 ATLANTIC ST
              STE 302                                                         N/A                     7.16%
              STAMFORD CT  06901-3539


AIM V.I. GOVERNMENT SECURITIES FUND

                                                                           SERIES I                 SERIES II
                                                                            SHARES                   SHARES
              NAME AND ADDRESS OF                                      PERCENTAGE OWNED        PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                                OF                     RECORD
                                                                            RECORD
              ALLSTATE LIFE IN OF NEW YORK
              3100 SANDERS ROAD
              NORTHBROOK IL  60062-7155                                       N/A                    19.27%

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                            9.12%                     N/A
              3100 SANDERS RD
              NORTHBROOK IL  60062-7155

              GLENBROOK LIFE & ANNUITY CO
              300 N. MILWAUKEE AVE  STE AN2N                                  N/A                    11.32%
              VERNON HILLS IL  60061-1533

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                          44.63%*                    N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              HARTFORD LIFE
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                         12.57%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999

              PAUL IANNELLI
              3900 BURGESS PLACE                                              N/A                     6.27%
              EQUITY ACCOUNTING 3-S
              BETHLEHEM PA  18017-9097

              SAGE LIFE ASSURANCE OF AMERICA
              300 ATLANTIC ST  STE 302                                        N/A                    21.47%
              STAMFORD CT  06901-3539

---------------
* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. GOVERNMENT SECURITIES FUND

                                          SERIES I                SERIES II
                                           SHARES                  SHARES
                                     -------------------     -------------------

NAME AND ADDRESS OF                  PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                           RECORD                  RECORD
--------------------------------     -------------------     -------------------
SECURITY LIFE OF DENVER
VARIABLE OPERATIONS                         6.02%                    N/A
1290 BROADWAY
DENVER CO 80203-2122

THE LINCOLN NATIONAL LIFE INS CO
ATTN SHIRLEY SMITH                           N/A                   19.43%
1300 SOUTH CLINTON STREET
FORT WAYNE IN 46802-3506

TRANSAMERICA LIFE INSURANCE CO
PREFERRED ADVANTAGE
ATTN  FMD OPERATIONAL ACCOUNTING
4333 EDGEWOOD RD NE                          N/A                   21.62%
CEDAR RAPIDS IA 52499


AIM V.I. GROWTH FUND

                                          SERIES I                SERIES II
                                           SHARES                  SHARES
                                     -------------------     -------------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                           RECORD                  RECORD
--------------------------------     -------------------     -------------------
ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL- CIGNA
P.O. BOX 94200                             12.74%                    N/A
PALATINE IL  60094-4200

GLENBROOK LIFE & ANNUITY CO
PROPRIETARY ACCOUNT                        12.02%                    N/A
P.O. BOX 94200
PALATINE IL  60094-4200

GLENBROOK LIFE & ANNUITY CO
VA 1 AND SPVL ACCOUNT                       7.27%                    N/A
P.O. BOX 94200
PALATINE IL  60094-4200

GLENBROOK LIFE & ANNUITY CO
300 N. MILWAUKEE AVE  STE AN2N               N/A                    5.93%
VERNON HILLS IL  60061-1533

GOLDEN AMERICAN LIFE INSURANCE
COMPANY
1475 DUNWOODY DRIVE                          N/A                   24.92%
WEST CHESTER PA  19380

                                          SERIES I                SERIES II
                                           SHARES                  SHARES
                                     -------------------     -------------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                           RECORD                  RECORD
--------------------------------     -------------------     -------------------
ING LIFE INSURANCE AND
ANNUITY CO
CONVEYOR TN41                              13.48%                    N/A
151 FARMINGTON AVE
HARTFORD CT  06156-0001

LINCOLN LIFE FLEXIBLE PREMIUM
VARIABLE LIFE ACCT M/VUL-1 SA-M
ATTN  KAREN GERKA                          12.90%                    N/A
1300 CLINTON ST
MAIL STOP 4CO1
FORT WAYNE IL  46802-3518

SUN LIFE FINANCIAL
RETIREMENT PRODUCTS & SERVICES              9.79%                    N/A
PO BOX 9134
WELLESLEY HILLS, MA 02481-9134

SUN LIFE FINANCIAL
P.O. BOX 9137                                N/A                    8.50%
WELLESLEY HILLS MA  02481-9137

THE LINCOLN NATIONAL
LIFE INS CO.
ATTN  SHIRLEY SMITH                          N/A                   47.08%
1300 SOUTH CLINTON STREET
FORT WAYNE IN  46802-0000

TRANSAMERICA LIFE INSURANCE CO
PREFERRED ADVANTAGE
ATTN  FMD OPERATIONAL ACCOUNTING             N/A                    6.69%
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA  52499

PRINCIPAL LIFE INSURANCE
ATTN:  CHAD NICHOLS
711 HIGH STREET                             5.01%                    N/A
DES MOINES, IA  50392

AIM V.I. HIGH YIELD FUND

                                          SERIES I                SERIES II
                                           SHARES                  SHARES
                                     -------------------     -------------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                           RECORD                  RECORD
--------------------------------     -------------------     -------------------

ALLMERICA FINANCIAL LIFE INS
ATTN: LYNNE MCENTEGART
440 LINCOLN STREET
MAILSTOP S-310                              6.74%                    N/A
WORCESTER MA  01653-0001

                                          SERIES I                SERIES II
                                           SHARES                  SHARES
                                     -------------------     -------------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                           RECORD                  RECORD
--------------------------------     -------------------     -------------------
ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL-CIGNA                8.76%                    N/A
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERS ROAD                            N/A                   10.13%
NORTHBROOK IL  60062-7155

GLENBROOK LIFE & ANNUITY CO
PROPRIETARY ACCOUNT                        43.08%*                   N/A
P.O. BOX 94200
PALATINE IL  60094-4200

GLENBROOK LIFE & ANNUITY CO
VA 1 AND SPVL ACCOUNT                       9.09%                    N/A
P.O. BOX 94200
PALATINE IL  60094-4200

GLENBROOK LIFE & ANNUITY CO
GLAC MULTI-MANAGER ACCOUNT                  5.05%                    N/A
P.O. BOX 94200
PALATINE IL  60094-4200

GLENBROOK LIFE & ANNUITY
300 N. MILWAUKEE AVENUE  STE AN2N            N/A                   89.87%*
VERNON HILLS IL  60061-1533

HARTFORD LIFE INSURANCE CO
SEPARATE ACCOUNT 2
ATTN DAVID TEN BROECK
PO BOX 2999                                21.63%                    N/A
HARTFORD CT  06104-2999

AIM V.I. INTERNATIONAL GROWTH FUND

                                          SERIES I                SERIES II
                                           SHARES                  SHARES
                                     -------------------     -------------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                           RECORD                  RECORD
--------------------------------     -------------------     -------------------
ALLSTATE LIFE INSURANCE CO.
ATTN:  FINANCIAL CONTROL-CIGNA
P.O. BOX 94200                             14.25%                    N/A
PALATINE IL  60094-4200

----------
* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

                                          SERIES I                SERIES II
                                           SHARES                  SHARES
                                     -------------------     -------------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                           RECORD                  RECORD
--------------------------------     -------------------     -------------------
GLENBROOK LIFE & ANNUITY CO
VA 1 AND SPVL ACCOUNT                       7.91%                    N/A
P.O. BOX 94200
PALATINE IL  60094-4200

GLENBROOK LIFE & ANNUITY CO
PROPRIETARY ACCOUNT                         6.88%                    N/A
P.O. BOX 94200
PALATINE IL  60094-4200

GLENBROOK LIFE & ANNUITY
300 N. MILWAUKEE AVENUE STE AN2N             N/A                   28.84%
VERNON HILLS IL  60061-1533

KEYPORT LIFE INSURANCE COMPANY
125 HIGH STREET                             9.49%                    N/A
BOSTON MA  02110-2704

LINCOLN NATIONAL LIFE
INSURANCE COMPANY
1300 S. CLINTON STREET                      7.34%                    N/A
FORT WAYNE IN  46802-3506

LINCOLN NATIONAL LIFE
INSURANCE COMPANY
1300 S. CLINTON STREET                       N/A                   23.68%
FORT WAYNE IN  46802-3506

MERRILL LYNCH LIFE INSURANCE CO
FBO THE SOLE BENEFIT
OF CUSTOMERS                                6.85%                    N/A
4800 DEER LAKE DR E
JACKSONVILLE FL  32246-6484

SAGE LIFE ASSURANCE OF AMERICA
300 ATLANTIC ST                              N/A                   17.53%
STE 302
STAMFORD CT  06901-3539

SUN LIFE FINANCIAL
RETIREMENT PRODUCTS & SERVICES             10.87%                    N/A
PO BOX 9134
WELLESLEY HILLS, MA 02481

SUN LIFE FINANCIAL
P.O. BOX 9137                                N/A                   22.03%
WELLESLEY HILLS MA  02481-9137

NATIONWIDE INS. CO.
C/O PORTFOLIO ACCT.
P.O. BOX 182029                              N/A                    5.17%
COLUMBUS, OH  43218

AIM V.I. MID CAP CORE EQUITY FUND

                                          SERIES I                SERIES II
                                           SHARES                  SHARES
                                     -------------------     -------------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                           RECORD                  RECORD
--------------------------------     -------------------     -------------------
GLENBROOK LIFE & ANNUITY CO
PROPRIETARY ACCOUNT
P.O. BOX 94200                              6.15%                    N/A
NORTHBROOK IL  60094-4200

GLENBROOK LIFE & ANNUITY
300 N. MILWAUKEE AVENUE STE AN2N             N/A                   63.06%
VERNON HILLS IL  60061-1533

HARTFORD LIFE AND ANNUITY
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK                       70.12%*                   N/A
PO BOX 2999
HARTFORD CT  06104-2999

HARTFORD LIFE SEPARATE ACCOUNT
ATTN DAVE TEN BROECK                       16.41%                    N/A
PO BOX 2999
HARTFORD CT  06104-2999

PAUL IANNELLI
3900 BURGESS PLACE                           N/A                   16.45%
EQUITY ACCOUNTING 3-S
BETHLEHEM PA  18017-9097

TRANSAMERICA LIFE INSURANCE CO
PREFERRED ADVANTAGE
ATTN  FMD OPERATIONAL ACCOUNTING
4333 EDGEWOOD RD NE                          N/A                   16.65%
CEDAR RAPIDS IA  52499

----------
* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. MONEY MARKET FUND

                                          SERIES I                SERIES II
                                           SHARES                  SHARES
                                     -------------------     -------------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                           RECORD                  RECORD
--------------------------------     -------------------     -------------------
ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL- CIGNA
P.O. BOX 94200                             25.29%                    N/A
PALATINE IL  60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERS ROAD                            N/A                   17.47%
NORTHBROOK IL  60062-7155

GLENBROOK LIFE & ANNUITY CO
PROPRIETARY ACCOUNT                        35.87%*                   N/A
P.O. BOX 94200
PALATINE IL  60094-4200

GLENBROOK LIFE & ANNUITY CO
VA 1 AND SPVL ACCOUNT                      17.43%                    N/A
P.O. BOX 94200
PALATINE IL  60094-4200

GLENBROOK LIFE & ANNUITY
300 N. MILWAUKEE AVENUE STE AN2N             N/A                   82.53%
VERNON HILLS IL  60061-1533

SAGE LIFE ASSURANCE
969 HIGHRIDGE RD, STE 200
STAMFORD, CT  06905                        12.16%                    N/A

AIM V.I. NEW TECHNOLOGY FUND

                                          SERIES I                SERIES II
                                           SHARES                  SHARES
                                     -------------------     -------------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                           RECORD                  RECORD
--------------------------------     -------------------     -------------------
ALLSTATE LIFE INSURANCE CO OF
NEW YORK
NY PROPRIETARY
P.O. BOX 94200                              6.03%                    N/A
PALATINE IL  60094-4200

ALLSTATE LIFE OF NEW YORK
3100 SANDERS ROAD                            N/A                   17.53%
NORTHBROOK IL  60062-7155

-------------------
* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. NEW TECHNOLOGY FUND

                                          SERIES I                SERIES II
                                           SHARES                  SHARES
                                     -------------------     -------------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                           RECORD                  RECORD
--------------------------------     -------------------     -------------------
GENERAL AMERICAN LIFE INSURANCE
SEPARATE ACCOUNTS B1-08                    47.74%*                   N/A
13045 TESSON FERRY RD
ST LOUIS MO  63128-3499

GLENBROOK LIFE & ANNUITY CO
PROPRIETARY ACCOUNT                        34.23%*                   N/A
P.O. BOX 94200
PALATINE IL  60094-4200

GLENBROOK LIFE & ANNUITY
300 N. MILWAUKEE AVENUE STE AN2N
VERNON HILLS IL  60061-1533                  N/A                   82.46%

AIM V.I. PREMIER EQUITY FUND

                                          SERIES I                SERIES II
                                           SHARES                  SHARES
                                     -------------------     -------------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                           RECORD                  RECORD
--------------------------------     -------------------     -------------------
ALLSTATE LIFE INSURANCE CO
ATTN FINANCIAL CONTROL- CIGNA
P.O. BOX 94200                              6.88%                    N/A
PALATINE IL  60094-4200

COVA FINANCIAL SERVICES LIFE
INSURANCE COMPANY
COVA VARIABLE ANNUITY ACCT ONE
ATTN  STACIE GANNON                          N/A                    6.57%
P.O. BOX 295
DES MOINES IA  50301-0295

GLENBROOK LIFE & ANNUITY CO
PROPRIETARY ACCOUNT                         5.18%                    N/A
P.O. BOX 94200
PALATINE IL  60094-4200

ING LIFE INSURANCE AND
ANNUITY CO
CONVEYOR TN41                               6.54%                    N/A
151 FARMINGTON AVE
HARTFORD CT  06156-0001

LINCOLN LIFE FLEXIBLE PREMIUM
VARIABLE LIFE ACCT M/VUL-1 SA-M
ATTN  KAREN GERKE                           5.01%                    N/A
1300 CLINTON STREET
MAIL STOP 4C01
FORT WAYNE IN  46802-3518

-----------
* Presumed to be a control person because of beneficial ownership of 25% or more.

AIM V.I. PREMIER EQUITY FUND

                                          SERIES I                SERIES II
                                           SHARES                  SHARES
                                     -------------------     -------------------
NAME AND ADDRESS OF                  PERCENTAGE OWNED OF     PERCENTAGE OWNED OF
PRINCIPAL HOLDER                           RECORD                  RECORD
--------------------------------     -------------------     -------------------
MERRILL LYNCH PIERCE
FENNER & SMITH
FBO THE SOLE BENEFIT
OF CUSTOMERS                               15.40%                    N/A
4800 DEER LAKE DR E
JACKSONVILLE FL  32246-6484

NATIONWIDE INSURANCE COMPANY
NWVA7
C/O IPO PORTFOLIO ACCOUNTING                 N/A                    9.36%
P.O. BOX 182029
COLUMBUS OH  43218-2029

NATIONWIDE INSURANCE COMPANY
NWVA9
C/O IPO PORTFOLIO ACCOUNTING                 N/A                    8.59%
P.O. BOX 182029
COLUMBUS OH  43218-2029

PRUDENTIAL INSURANCE CO IF AMER
ATTN IGG FINL REP SEP ACCTS
NJ-02-07-01                                11.69%                    N/A
213 WASHINGTON ST  7TH FL
NEWARK NJ  07102-2992

THE LINCOLN NATIONAL LIFE INS CO
ATTN SHIRLEY SMITH
1300 SOUTH CLINTON STREET                    N/A                   46.64%
FORT WAYNE IN  46802-3506

MANAGEMENT OWNERSHIP

As of June 6, 2003, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX F

                                 MANAGEMENT FEES

For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

FUND NAME                              2002                                      2001
-----------------  ----------------------------------------  -----------------------------------------

                   MANAGEMENT   MANAGEMENT   NET MANAGEMENT  MANAGEMENT   MANAGEMENT   NET MANAGEMENT
                   -----------  -----------  --------------  -----------  -----------  ---------------
                   FEE PAYABLE  FEE WAIVERS     FEE PAID     FEE PAYABLE  FEE WAIVERS     FEE PAID
                   -----------  -----------  --------------  -----------  -----------  ---------------
AIM V.I
Aggressive Growth
Fund               $   940,465   $    1,006  $      939,459  $   871,609  $       436  $       871,173

AIM V.I. Balanced      706,989        1,275         705,714      712,273          685          711,588
Fund

AIM V.I. Basic         665,840          909         664,931       18,656       18,656              -0-
Value Fund*

AIM V.I. Blue          486,916          602         486,314      328,003          205          327,798
Chip Fund**

AIM V.I. Capital     5,887,471        6,569       5,880,902    7,575,407        4,991        7,570,416
Appreciation Fund

AIM V.I. Capital       703,517        1,117         702,400      640,839          488          640,351
Development Fund

AIM V.I. Core
Equity Fund          9,986,065       26,617       9,959,448   12,782,607        4,952       12,777,655

AIM V.I. Dent
Demographic

Trends Fund**          346,076       50,928         295,148      324,199       21,814          302,385

AIM V.I
Diversified
Income Fund            446,474          294         446,180      495,418          100          495,318

FUND NAME                              2000
-----------------  ----------------------------------------

                   MANAGEMENT   MANAGEMENT   NET MANAGEMENT
                   -----------  -----------  --------------
                   FEE PAYABLE  FEE WAIVERS    FEE PAID
                   -----------  -----------  --------------
AIM V.I
Aggressive Growth
Fund               $   403,570  $    50,479  $      353,091

AIM V.I. Balanced      520,878          -0-         520,878
Fund

AIM V.I. Basic             N/A          N/A             N/A
Value Fund*

AIM V.I. Blue           82,552       82,552             -0-
Chip Fund**

AIM V.I. Capital     8,988,195          -0-       8,988,195
Appreciation Fund

AIM V.I. Capital       298,327       76,606         221,721
Development Fund

AIM V.I. Core
Equity Fund         16,262,897          -0-      16,262,897

AIM V.I. Dent
Demographic

Trends Fund**          176,047       47,600         128,447

AIM V.I
Diversified
Income Fund            546,264          -0-         546,264

----------
*     Commenced operations on September 10, 2001.

FUND NAME                              2002                                      2001
-----------------    ----------------------------------------  -----------------------------------------

                     MANAGEMENT   MANAGEMENT   NET MANAGEMENT  MANAGEMENT   MANAGEMENT   NET MANAGEMENT
                     -----------  -----------  --------------  -----------  -----------  ---------------
                     FEE PAYABLE  FEE WAIVERS     FEE PAID     FEE PAYABLE  FEE WAIVERS     FEE PAID
                     -----------  -----------  --------------  -----------  -----------  ---------------
AIM V.I. Global
Utilities Fund           180,490          509         179,981  $   290,385  $       357  $       290,028

AIM V.I. Government    1,298,875        7,105       1,291,770      731,079        1,957          729,122
Securities Fund

AIM V.I. Growth        2,944,558        3,467       2,941,091    4,174,059        3,371        4,170,688
Fund

AIM V.I. High Yield      167,345          157         167,188      181,308       24,082          157,226
Fund

AIM V.I.
International          2,402,352        5,019       2,397,333    2,869,778        1,910        2,867,868
Growth Fund

AIM V.I. Large Cap           N/A          N/A             N/A          N/A          N/A              N/A
Growth Fund**

AIM V.I. Mid Cap         253,827          873         252,954        9,869        9,869              -0-
Core Equity Fund*

AIM V.I. Money           509,205          -0-         509,205      443,514          -0-          443,514
Market Fund

AIM V.I. New             216,332       87,975         128,357      408,471       51,975          356,496
Technology Fund

AIM V.I. Premier      12,074,846       22,903      12,051,943   15,665,367       17,692       15,647,675
Equity Fund

AIM V.I. Small Cap
Equity Fund**                N/A          N/A             N/A          N/A          N/A              N/A

FUND NAME                              2000
-----------------    ----------------------------------------

                     MANAGEMENT   MANAGEMENT   NET MANAGEMENT
                     -----------  -----------  --------------
                     FEE PAYABLE  FEE WAIVERS    FEE PAID
                     -----------  -----------  --------------
AIM V.I. Global
Utilities Fund       $   307,312          -0-  $      307,312

AIM V.I. Government      358,276          -0-         358,276
Securities Fund

AIM V.I. Growth        5,604,879          -0-       5,604,879
Fund

AIM V.I. High Yield      172,669       16,986         155,683
Fund

AIM V.I.
International          3,372,955          -0-       3,372,955
Growth Fund

AIM V.I. Large Cap           N/A          N/A             N/A
Growth Fund**

AIM V.I. Mid Cap             N/A          N/A             N/A
Core Equity Fund*

AIM V.I. Money           303,297          -0-         303,297
Market Fund

AIM V.I. New           1,024,453          -0-       1,024,453
Technology Fund

AIM V.I. Premier      16,526,917          -0-      16,526,917
Equity Fund

AIM V.I. Small Cap
Equity Fund**                N/A          N/A             N/A

----------

*     Commenced operations on September 10, 2001.

**    Commenced operations on September 1, 2003.

                                   APPENDIX G

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:


          FUND NAME                          2002                         2001                            2000
          ---------                          ----                         ----                            ----
AIM V.I. Aggressive Growth
  Fund                                $     330,519                $     50,000                     $      50,000

AIM V.I. Balanced Fund                      270,132                      50,000                            50,000

AIM V.I. Basic Value Fund*                  261,045                      15,616                               N/A

AIM V.I. Blue Chip Fund**                   207,856                      50,000                            50,000

AIM V.I. Capital Appreciation
  Fund                                    1,965,766                     148,044                           130,011

AIM V.I. Capital Development
  Fund                                      275,694                      50,000                            50,000

AIM V.I. Core Equity Fund                 2,744,082                     200,301                           169,439

AIM V.I. Dent Demographic
  Trends Fund**                             146,671                      50,000                            50,000

AIM V.I. Diversified Income
  Fund                                      157,854                      50,000                            50,000

AIM V.I. Global Utilities Fund               93,944                      50,000                            50,000

AIM V.I. Government
  Securities Fund                           614,299                      50,000                            50,000

AIM V.I. Growth Fund                      1,057,818                     112,079                           112,857

AIM V.I. High Yield Fund                    117,619                      50,000                            50,137

AIM V.I. International Growth
  Fund                                      713,741                      81,244                            92,799

AIM V.I. Large Cap Growth
  Fund**                                        N/A                         N/A                               N/A

AIM V.I. Mid Cap Core Equity
  Fund*                                     125,138                      15,616                               N/A

AIM V.I. Money Market Fund                  262,888                      50,000                            50,000

AIM V.I. New Technology Fund                101,610                      50,000                            50,000

AIM V.I. Premier Equity Fund              4,279,991                     235,436                           167,010

AIM V.I. Small Cap Equity
  Fund**                                        N/A                         N/A                               N/A

* Commenced operations on September 10, 2001.
** Commenced operations on September 1, 2003.

                                   APPENDIX H

                              BROKERAGE COMMISSIONS

Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years were as follows:

                  FUND                                           2002              2001             2000
                  ----                                           ----              ----             ----
AIM V.I. Aggressive Growth Fund........................      $   286,261        208,272       $     72,497
AIM V.I. Balanced Fund.................................           99,479         67,091             38,836
AIM V.I. Basic Value Fund(2)...........................          309,565         18,909
AIM V.I. Blue Chip Fund................................           85,322         42,554             17,310
AIM V.I. Capital Appreciation Fund.....................        1,791,168      1,849,520          2,337,094
AIM V.I. Capital Development Fund......................          389,305        298,181            116,941
AIM V.I. Core Equity Fund..............................        4,263,079      3,927,280          3,238,465
AIM V.I. Dent Demographic Trends Fund..................          294,834        124,137             39,329
AIM V.I. Diversified Income Fund.......................              101          2,523                -0-
AIM V.I. Global Utilities Fund.........................           59,432         40,766             63,962
AIM V.I. Government Securities Fund....................              -0-            -0-                -0-
AIM V.I. Growth Fund...................................        2,667,179      3,029,850          2,025,067
AIM V.I. High Yield Fund...............................              252            172                -0-
AIM V.I. International Growth Fund.....................          936,507      1,629,877          1,670,150
AIM V.I. Large Cap Growth Fund(3).......................             N/A            N/A                N/A
AIM V.I. Mid Cap Core Equity Fund(2)....................         106,865          7,798
AIM V.I. Money Market Fund.............................              -0-            -0-                -0-
AIM V.I. New Technology Fund...........................           99,370        121,277             85,374
AIM V.I. Premier Equity Fund...........................        3,040,870      2,497,999          3,583,721
AIM V.I. Small Cap Equity Fund(3).......................             N/A            N/A                N/A

1 Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.
2    Commenced operations on September 10, 2001.
3    Commenced operations on September 1, 2003.

                                   APPENDIX I

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended December 31, 2002, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                                            Related
Fund                                                         Transactions            Brokerage Commissions
----                                                         ------------            ---------------------
AIM V.I. Aggressive Growth Fund........................     $  24,474,112                 $   37,650
AIM V.I. Balanced Fund ................................         6,617,037                     11,209
AIM V.I. Basic Value Fund..............................        17,744,970                     28,659
AIM V.I. Blue Chip Fund................................         6,862,726                     10,516
AIM V.I. Capital Appreciation Fund.....................       164,270,551                    200,865
AIM V.I. Capital Development Fund......................        21,837,374                     45,082
AIM V.I. Core Equity Fund .............................       600,018,797                    773,827
AIM V.I. Dent Demographic Trends Fund..................        18,716,047                     31,933
AIM V.I. Global Utilities Fund.........................         2,108,293                      5,681
AIM V.I. Growth Fund...................................       224,570,796                    349,600
AIM V.I. International Growth Fund.....................        13,916,182                     25,651
AIM V.I. Mid Cap Core Equity Fund......................         3,856,528                      7,758
AIM V.I. New Technology Fund...........................         4,415,224                      6,073
AIM V.I. Premier Equity Fund...........................       295,577,948                    420,673

                                                                    SECURITY
                            -----------------------------------------------------------------------------------------------
                                                        LEHMAN
                                           GOLDMAN     BROTHERS      MERRILL                       SALOMON
                            AMERICAN     SACHS GROUP,  HOLDINGS      LYNCH &      MORGAN         SMITH BARNEY   JP MORGAN
     FUNDS                   EXPRESS     INC. (THE)       INC.       CO., INC.    STANLEY        HOLDINGS INC.  CHASE & CO.
     -----                   -------     ----------       ----       ---------    -------        -------------  -----------
AIM V.I. Balanced Fund      572,670       755,910      602,177       831,105             -              -                 -

AIM V.I. Basic Value
  Fund                            -             -            -     4,819,650     4,349,284              -         4,993,200

AIM V.I. Blue Chip
  Fund                      728,210       626,520            -        652,74       822,352              -           494,400

AIM V.I. Capital
  Appreciation Fund               -     5,509,290            -     6,163,080     6,215,544              -                 -

AIM V.I. Core Equity
  Fund                            -             -            -             -    13,772,400              -                 -

AIM V.I. Dent
  Demographic Trends
  Fund                      357,035       769,530            -                           -              -           511,200

AIM V.I. Diversified
  Income Fund                     -             -      416,354             -       216,950        617,881                 -

AIM V.I. Growth Fund              -     5,448,000            -             -             -              -         3,000,000

AIM V.I. Money Market
  Fund                            -     6,000,000(a)         -     5,000,000(b)  5,000,000(b)           -                 -

AIM V.I. Premier
  Equity Fund             6,857,900             -            -     7,590,000    18,207,512              -         7,706,400

-------------------------------
a       Master Note Agreements

b       Promissory Note

                                   APPENDIX J

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN


         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plan for the fiscal year or period ended December 31, 2002 are as follows:

                                                                    SERIES I                 SERIES II
FUND                                                                 SHARES                    SHARES
----                                                                 ------                    ------
AIM V.I. Aggressive Growth Fund........................                N/A                  $   1,269
AIM V.I. Balanced Fund ................................                N/A                        639
AIM V.I. Basic Value Fund..............................                N/A                     80,129
AIM V.I. Blue Chip Fund................................                N/A                        211
AIM V.I. Capital Appreciation Fund.....................                N/A                     29,774
AIM V.I. Capital Development Fund......................                N/A                     21,457
AIM V.I. Core Equity Fund..............................                N/A                      3,059
AIM V.I. Dent Demographic Trends Fund..................                N/A                     20,998
AIM V.I. Diversified Income Fund.......................                N/A                         81
AIM V.I. Global Utilities Fund.........................                N/A                         56
AIM V.I. Government Securities Fund....................                N/A                     14,634
AIM V.I. Growth Fund...................................                N/A                      4,017
AIM V.I. High Yield Fund...............................                N/A                        114
AIM V.I. International Growth Fund.....................                N/A                     21,354
AIM V.I. Large Cap Growth Fund*........................                N/A                        N/A
AIM V.I. Mid Cap Core Equity Fund......................                N/A                      2,038
AIM V.I. Money Market Fund.............................                N/A                      8,683
AIM V.I. New Technology Fund...........................                N/A                         40
AIM V.I. Premier Equity Fund...........................                N/A                     13,525
AIM V.I. Small Cap Equity Fund*........................                N/A                        N/A

* Commenced operations on September 1, 2003.

                                   APPENDIX K

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN

         An estimate by category of the allocation of actual fees paid by Series II shares of the Funds during the fiscal year or period ended December 31, 2002 follows:

                                                          PRINTING &                   UNDERWRITERS        DEALERS
                                           ADVERTISING     MAILING     SEMINARS        COMPENSATION     COMPENSATION*
                                           -----------     -------     --------        ------------     -------------
AIM V.I. Aggressive Growth Fund........        N/A           N/A         N/A               N/A              $828
AIM V.I. Balanced Fund ................        N/A           N/A         N/A               N/A               639
AIM V.I. Basic Value Fund..............        N/A           N/A         N/A               N/A            80,129
AIM V.I. Blue Chip Fund................        N/A           N/A         N/A               N/A               211
AIM V.I. Capital Appreciation Fund.....        N/A           N/A         N/A               N/A            29,774
AIM V.I. Capital Development Fund......        N/A           N/A         N/A               N/A            21,457
AIM V.I. Core Equity Fund..............        N/A           N/A         N/A               N/A             3,059
AIM V.I. Dent Demographic Trends Fund..        N/A           N/A         N/A               N/A            12,599
AIM V.I. Diversified Income Fund.......        N/A           N/A         N/A               N/A                81
AIM V.I. Global Utilities Fund.........        N/A           N/A         N/A               N/A                44
AIM V.I. Government Securities Fund....        N/A           N/A         N/A               N/A            14,634
AIM V.I. Growth Fund...................        N/A           N/A         N/A               N/A             4,017
AIM V.I. High Yield Fund...............        N/A           N/A         N/A               N/A                68
AIM V.I. International Growth Fund.....        N/A           N/A         N/A               N/A            19,121
AIM V.I. Large Cap Growth Fund**.......        N/A           N/A         N/A               N/A               N/A
AIM V.I. Mid Cap Core Equity Fund......        N/A           N/A         N/A               N/A             1,223
AIM V.I. Money Market Fund.............        N/A           N/A         N/A               N/A             8,683
AIM V.I. New Technology Fund...........        N/A           N/A         N/A               N/A                24
AIM V.I. Premier Equity Fund...........        N/A           N/A         N/A               N/A            13,525
AIM V.I. Small Cap Equity Fund**.......        N/A           N/A         N/A               N/A               N/A

* Compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Shares to fund variable annuity and variable insurance contracts investing directly in the Shares.
**   Commenced operations on September 1, 2003.

                                   APPENDIX L

                                PERFORMANCE DATA

         The average annual total returns for each Fund, with respect to its Series I and Series II shares, for the periods ended December 31, 2002, are as follows:

                                                                                              SINCE INCEPTION
                                                                                       ----------------------------
                                              ONE            FIVE        INCEPTION     AVERAGE ANNUAL    CUMULATIVE
                                              YEAR           YEAR          DATE           RETURN          RETURN
                                              ----           ----          ----           ------          ------
AIM V.I. Aggressive Growth Fund
         Series I                            -22.66           N/A       05/01/1998         -3.65          -15.93
         Series II                           -22.80           N/A       03/26/2002         -3.87          -16.85
AIM V.I. Balanced Fund
         Series I                            -17.10           N/A       05/01/1998         -1.12           -5.14
         Series II                           -17.30           N/A       01/24/2002         -1.37           -6.23
AIM V.I. Basic Value Fund
         Series I                            -22.15           N/A       09/10/2001        -15.78          -20.10
         Series II                           -22.34           N/A       09/10/2001        -15.97          -20.34
AIM V.I. Blue Chip Fund
         Series I                            -26.16           N/A       12/29/1999        -19.29          -47.48
         Series II                           -26.34           N/A       03/13/2002        -19.49          -47.87
AIM V.I. Capital Appreciation Fund
         Series I                            -24.35         -2.26       05/05/1993          7.32           97.84
         Series II                           -24.52         -2.49       08/21/2001          7.06           93.23
AIM V.I. Capital Development Fund
         Series I                            -21.36           N/A       05/01/1998         -1.25           -5.70
         Series II                           -21.61           N/A       08/21/2001         -1.49           -6.77
AIM V.I. Core Equity Fund
         Series I                            -15.58         -0.94       05/02/1994          7.86           92.57
         Series II                           -15.79         -1.18       10/24/2001          7.59           88.45
AIM V.I. Dent Demographic Trends Fund
         Series I                            -32.20           N/A       12/29/1999        -27.59          -62.10
         Series II                           -32.26           N/A       11/07/2001        -27.77           62.38
AIM V.I. Diversified Income Fund
         Series I                              2.30          1.63       05/05/1993          4.75           56.58
         Series II                             2.03          1.37       03/14/2002          4.49           52.83
AIM V.I. Global Utilities Fund
         Series I                            -25.53         -3.99       05/02/1994          3.69           36.58
         Series II                           -25.65         -4.21       03/26/2002          3.44           34.05
AIM V.I. Government Securities Fund
         Series I                              9.59          6.43       05/05/1993          5.90           74.02
         Series II                             9.25          6.15       09/19/2001          5.63           69.73
AIM V.I. Growth Fund
         Series I                            -30.97         -8.02       05/05/1993          3.80           43.42
         Series II                           -31.11         -8.24       09/19/2001          3.55           40.08
AIM V.I. High Yield Fund
         Series I                             -5.84           N/A       05/01/1998         -6.25          -26.01
         Series II                            -6.08           N/A       03/26/2002         -6.49          -26.88
AIM V.I. International Growth Fund
         Series I                            -15.67         -3.20       05/05/1993          4.26           49.61
         Series II                           -15.89         -3.44       09/19/2001          4.00           46.04
AIM V.I. Large Cap Growth Fund
         Series I                               N/A           N/A       09/01/2003           N/A             N/A
         Series II                              N/A           N/A       09/01/2003           N/A             N/A
AIM V.I. Mid Cap Core Equity Fund
         Series I                            -11.10           N/A       09/10/2001         -3.50           -4.55
         Series II                           -11.20           N/A       09/10/2001         -3.69           -4.80
AIM V.I. Money Market Fund
         Series I                             1-.19          4.06       05/05/1993          4.26           49.68
         Series II                             0.93          3.80       12/16/2001          4.01           46.12
AIM V.I. New Technology Fund
         Series I                            -45.13        -14.27       10/18/1993         -0.98           -8.63
         Series II                           -45.17        -14.45       04/02/2002         -1.20          -10.55
AIM V.I. Premier Equity Fund
         Series I                            -30.26         -2.19       05/05/1993          7.84          107.28
         Series II                           -30.44          2.43       09/19/2001          7.57          102.37
AIM V.I. Small Cap Equity Fund
         Series I                               N/A           N/A       09/01/2003           N/A             N/A
         Series II                              N/A           N/A       09/01/2003           N/A             N/A

The 30-day yield for AIM V.I. Money Market Fund is as follows:

                                                                 30 DAYS ENDED
                                                               -----------------
                                                               DECEMBER 31, 2002
                                             ---------------------------------------------------------
                                                SERIES I SHARES                    SERIES II SHARES
                                             -------------------------         -----------------------
                                             Simple        Effective           Simple        Effective
                                             ------        ---------           ------        ---------
         AIM V.I. Money Market Fund           0.83%          0.84%              0.58%          0.58%

                              FINANCIAL STATEMENTS

                                       FS

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Aggressive Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                        AIM V.I. AGGRESSIVE GROWTH FUND

Schedule of Investments

December 31, 2002


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.53%

Advertising-0.63%

Lamar Advertising Co.(a)                          19,500   $    656,175
=======================================================================

Aerospace & Defense-2.54%

Alliant Techsystems Inc.(a)                       24,800      1,546,280
-----------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)              24,400      1,095,804
=======================================================================
                                                              2,642,084
=======================================================================

Air Freight & Logistics-1.82%

C.H. Robinson Worldwide, Inc.                     19,600        611,520
-----------------------------------------------------------------------
Expeditors International of Washington, Inc.      39,400      1,286,410
=======================================================================
                                                              1,897,930
=======================================================================

Apparel Retail-3.42%

Men's Wearhouse, Inc. (The)(a)                    25,200        432,180
-----------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            82,350      1,456,771
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                              25,900        505,568
-----------------------------------------------------------------------
Too Inc.(a)                                       49,300      1,159,536
=======================================================================
                                                              3,554,055
=======================================================================

Application Software-2.85%

Intuit Inc.(a)                                    29,300      1,374,756
-----------------------------------------------------------------------
National Instruments Corp.(a)                     29,850        969,827
-----------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A             24,400        621,468
=======================================================================
                                                              2,966,051
=======================================================================

Auto Parts & Equipment-3.04%

Gentex Corp.(a)                                   48,800      1,544,032
-----------------------------------------------------------------------
Lear Corp.(a)                                     24,500        815,360
-----------------------------------------------------------------------
Superior Industries International, Inc.           19,500        806,520
=======================================================================
                                                              3,165,912
=======================================================================

Banks-1.13%

Southwest Bancorp. of Texas, Inc.(a)              14,800        426,388
-----------------------------------------------------------------------
TCF Financial Corp.                               17,100        747,099
=======================================================================
                                                              1,173,487
=======================================================================

Broadcasting & Cable TV-1.82%

Hispanic Broadcasting Corp.(a)                    47,800        982,290
-----------------------------------------------------------------------
Westwood One, Inc.(a)                             24,400        911,584
=======================================================================
                                                              1,893,874
=======================================================================

Computer & Electronics Retail-3.50%

Best Buy Co., Inc.(a)                             39,000        941,850
-----------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                     61,600      2,701,160
=======================================================================
                                                              3,643,010
=======================================================================

Construction & Engineering-3.13%

Jacobs Engineering Group Inc.(a)                  91,500      3,257,400
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


Consumer Finance-1.01%

Doral Financial Corp. (Puerto Rico)               36,600   $  1,046,760
=======================================================================

Data Processing Services-6.01%

DST Systems, Inc.(a)                              38,300      1,361,565
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   64,450      2,188,078
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             19,900        656,899
-----------------------------------------------------------------------
Paychex, Inc.                                     73,200      2,042,280
=======================================================================
                                                              6,248,822
=======================================================================

Department Stores-0.53%

Kohl's Corp.(a)                                    9,800        548,310
=======================================================================

Diversified Commercial Services-2.13%

Apollo Group, Inc.-Class A(a)                     12,075        531,300
-----------------------------------------------------------------------
ChoicePoint Inc.(a)                               14,500        572,605
-----------------------------------------------------------------------
Cintas Corp.                                      24,400      1,116,300
=======================================================================
                                                              2,220,205
=======================================================================

Diversified Financial Services-3.96%

Federated Investors, Inc.-Class B                 24,400        619,028
-----------------------------------------------------------------------
Investors Financial Services Corp.                58,600      1,605,054
-----------------------------------------------------------------------
Legg Mason, Inc.                                  12,600        611,604
-----------------------------------------------------------------------
Moody's Corp.                                     10,900        450,061
-----------------------------------------------------------------------
SEI Investments Co.                                9,700        263,646
-----------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A            28,800        566,496
=======================================================================
                                                              4,115,889
=======================================================================

Electronic Equipment & Instruments-0.38%

Molex Inc.-Class A                                19,800        393,822
=======================================================================

Employment Services-1.73%

Robert Half International Inc.(a)                112,000      1,804,320
=======================================================================

General Merchandise Stores-1.14%

Dollar Tree Stores, Inc.(a)                       48,500      1,191,645
=======================================================================

Health Care Distributors & Services-5.87%

AmerisourceBergen Corp.                           39,300      2,134,383
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          48,800      2,344,352
-----------------------------------------------------------------------
Lincare Holdings Inc.(a)                          36,600      1,157,292
-----------------------------------------------------------------------
Patterson Dental Co.(a)                           10,800        472,392
=======================================================================
                                                              6,108,419
=======================================================================

Health Care Equipment-4.33%

Biomet, Inc.                                      19,500        558,870
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           61,100      1,837,888
-----------------------------------------------------------------------
ResMed Inc.                                       48,900      1,494,873
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   12,400        615,040
=======================================================================
                                                              4,506,671
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

Health Care Facilities-5.04%

Community Health Systems Inc.(a)                  82,800   $  1,704,852
-----------------------------------------------------------------------
Health Management Associates, Inc.-Class A       124,100      2,221,390
-----------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                      44,100      1,319,957
=======================================================================
                                                              5,246,199
=======================================================================

Industrial Machinery-2.33%

Danaher Corp.                                     36,900      2,424,330
=======================================================================

Insurance Brokers-1.15%

Brown & Brown, Inc.                               37,000      1,195,840
=======================================================================

Internet Retail-0.57%

eBay Inc.(a)                                       8,700        590,034
=======================================================================

IT Consulting & Services-5.60%

Affiliated Computer Services, Inc.-Class A(a)     61,800      3,253,770
-----------------------------------------------------------------------
CACI International Inc.-Class A(a)                15,400        548,856
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      86,100      2,028,516
=======================================================================
                                                              5,831,142
=======================================================================

Managed Health Care-4.36%

Caremark Rx, Inc.(a)                             129,100      2,097,875
-----------------------------------------------------------------------
First Health Group Corp.(a)                      100,000      2,435,000
=======================================================================
                                                              4,532,875
=======================================================================

Multi-Line Insurance-1.44%

HCC Insurance Holdings, Inc.                      61,000      1,500,600
=======================================================================

Oil & Gas Drilling-6.57%

ENSCO International Inc.                          36,600      1,077,870
-----------------------------------------------------------------------
National-Oilwell, Inc.(a)                         48,800      1,065,792
-----------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                     73,200      2,208,444
-----------------------------------------------------------------------
Pride International, Inc.(a)                     109,800      1,636,020
-----------------------------------------------------------------------
Varco International, Inc.(a)                      48,800        849,120
=======================================================================
                                                              6,837,246
=======================================================================

Oil & Gas Equipment & Services-1.71%

Cal Dive International, Inc.(a)                   48,800      1,146,800
-----------------------------------------------------------------------
Cooper Cameron Corp.(a)                           12,700        632,714
=======================================================================
                                                              1,779,514
=======================================================================

Oil & Gas Exploration & Production-0.85%

Newfield Exploration Co.(a)                       24,400        879,620
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


Pharmaceuticals-2.35%

Medicis Pharmaceutical Corp.-Class A(a)           49,300   $  2,448,731
=======================================================================

Restaurants-2.23%

Brinker International, Inc.(a)                       600         19,350
-----------------------------------------------------------------------
CBRL Group, Inc.                                  24,400        735,172
-----------------------------------------------------------------------
Cheesecake Factory Inc. (The)(a)                  15,100        545,865
-----------------------------------------------------------------------
Sonic Corp.(a)                                    24,500        502,005
-----------------------------------------------------------------------
Starbucks Corp.(a)                                25,200        513,576
=======================================================================
                                                              2,315,968
=======================================================================

Semiconductors-2.02%

Linear Technology Corp.                           29,900        769,028
-----------------------------------------------------------------------
Microchip Technology Inc.                         37,300        911,985
-----------------------------------------------------------------------
QLogic Corp.(a)                                   12,300        424,473
=======================================================================
                                                              2,105,486
=======================================================================

Specialty Chemicals-1.04%

Valspar Corp. (The)                               24,400      1,077,992
=======================================================================

Specialty Stores-4.15%

Bed Bath & Beyond Inc.(a)                         48,800      1,685,064
-----------------------------------------------------------------------
Regis Corp.                                       24,700        641,953
-----------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          73,200      1,987,380
=======================================================================
                                                              4,314,397
=======================================================================

Telecommunications Equipment-1.40%

UTStarcom, Inc.(a)                                73,500      1,457,505
=======================================================================

Trading Companies & Distributors-1.75%

Fastenal Co.                                      48,800      1,824,632
=======================================================================
  Total Common Stocks & Other Equity
    Interests (Cost $96,832,798)                             99,396,952
=======================================================================

MONEY MARKET FUNDS-4.49%

STIC Liquid Assets Portfolio(b)                2,333,208      2,333,208
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        2,333,208      2,333,208
=======================================================================
    Total Money Market Funds (Cost
      $4,666,416)                                             4,666,416
=======================================================================
TOTAL INVESTMENTS-100.02% (Cost $101,499,214)               104,063,368
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.02%)                           (16,767)
=======================================================================
NET ASSETS-100.00%                                         $104,046,601
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $101,499,214)                                  $104,063,368
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    219,140
-------------------------------------------------------------
  Dividends                                            21,243
-------------------------------------------------------------
Investment for deferred compensation plan              19,764
-------------------------------------------------------------
Other assets                                              725
=============================================================
    Total assets                                  104,324,240
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              167,276
-------------------------------------------------------------
  Deferred compensation plan                           19,764
-------------------------------------------------------------
Accrued administrative services fees                   61,574
-------------------------------------------------------------
Accrued transfer agent fees                             3,335
-------------------------------------------------------------
Accrued operating expenses                             25,690
=============================================================
    Total liabilities                                 277,639
=============================================================
Net assets applicable to shares outstanding      $104,046,601
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $103,610,507
_____________________________________________________________
=============================================================
Series II                                        $    436,094
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           12,391,023
_____________________________________________________________
=============================================================
Series II                                              52,237
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       8.36
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       8.35
_____________________________________________________________
=============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,294)                                        $    245,365
-------------------------------------------------------------
Dividends from affiliated money market funds           91,616
-------------------------------------------------------------
Interest                                                  108
=============================================================
    Total investment income                           337,089
=============================================================

EXPENSES:

Advisory fees                                         940,465
-------------------------------------------------------------
Administrative services fees                          330,519
-------------------------------------------------------------
Custodian fees                                         50,280
-------------------------------------------------------------
Distribution fees -- Series II                          1,269
-------------------------------------------------------------
Transfer agent fees                                    13,365
-------------------------------------------------------------
Trustees' fees                                          8,817
-------------------------------------------------------------
Other                                                  19,401
=============================================================
    Total expenses                                  1,364,116
=============================================================
Less: Fees waived and expenses reimbursed              (1,447)
-------------------------------------------------------------
    Expenses paid indirectly                             (103)
=============================================================
    Net expenses                                    1,362,566
=============================================================
Net investment income (loss)                       (1,025,477)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (24,744,006)
-------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities          (5,730,299)
-------------------------------------------------------------
Net gain (loss) from investment securities        (30,474,305)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                      $(31,499,782)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,025,477)   $   (960,489)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (24,744,006)    (37,314,213)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (5,730,299)      6,249,715
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (31,499,782)    (32,024,987)
==========================================================================================
Share transactions-net:
  Series I                                                      13,097,095      50,732,875
------------------------------------------------------------------------------------------
  Series II                                                        560,534              --
==========================================================================================
    Net increase (decrease) in net assets                      (17,842,153)     18,707,888
==========================================================================================

NET ASSETS:

  Beginning of year                                            121,888,754     103,180,866
==========================================================================================
  End of year                                                 $104,046,601    $121,888,754
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $170,635,558    $157,998,386
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (26,873)        (22,457)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (69,126,238)    (44,381,628)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               2,564,154       8,294,453
==========================================================================================
                                                              $104,046,601    $121,888,754
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $1,006.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $330,519, of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $8,296 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $828 after plan fees reimbursed by AIM Distributors of $441.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,772 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $103 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $103.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds, which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation-investments              $    397,571
-------------------------------------------------------------
Temporary book/tax differences                        (26,873)
-------------------------------------------------------------
Capital loss carryforward                         (66,341,590)
-------------------------------------------------------------
Post-October capital loss deferral                   (618,065)
-------------------------------------------------------------
Shares of beneficial interest                     170,635,558
=============================================================
                                                 $104,046,601
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                   CARRYFORWARD
------------------------------------------------------------
December 31, 2006                             $   354,222
------------------------------------------------------------
December 31, 2007                                  44,406
------------------------------------------------------------
December 31, 2008                               1,780,366
------------------------------------------------------------
December 31, 2009                              35,123,543
------------------------------------------------------------
December 31, 2010                              29,039,053
============================================================
                                              $66,341,590
____________________________________________________________
============================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $111,453,648 and $94,891,283, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities    $ 7,161,672
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (6,764,101)
=========================================================================
Net unrealized appreciation of investment securities          $   397,571
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $103,665,797.


NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating loss and other items on December 31, 2002, undistributed net investment income was increased by $1,021,061, undistributed net realized gains decreased by $604 and shares of beneficial interest decreased by $1,020,457. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,797,152    $ 36,852,751    10,120,399    $120,647,678
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                   4,341,864      39,301,001            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (2,678,493)    (23,755,656)   (5,904,160)    (69,914,803)
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                  (4,289,627)    (38,740,467)           --              --
======================================================================================================================
                                                               1,170,896    $ 13,657,629     4,216,239    $ 50,732,875
______________________________________________________________________________________________________________________
======================================================================================================================

* Series II shares commenced sales on March 26, 2002.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                      ---------------------------------------------------------------------------
                                                                                                                   MAY 1, 1998
                                                                                                                 (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,                       COMMENCED) TO
                                                      ----------------------------------------------------         DECEMBER 31,
                                                        2002           2001           2000          1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  10.81       $  14.62       $  14.25       $  9.85            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.08)         (0.10)(a)      (0.10)(a)     (0.04)(a)          0.04
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      (2.37)         (3.71)          0.47          4.44             (0.14)
=================================================================================================================================
    Total from investment operations                     (2.45)         (3.81)          0.37          4.40             (0.10)
=================================================================================================================================
Less distributions from net investment income               --             --             --            --             (0.05)
=================================================================================================================================
Net asset value, end of period                        $   8.36       $  10.81       $  14.62       $ 14.25            $ 9.85
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         (22.66)%       (26.06)%         2.60%        44.67%            (0.94)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $103,611       $121,889       $103,181       $17,326            $4,399
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements          1.16%(c)       1.21%          1.16%         1.19%             1.16%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements       1.16%(c)       1.21%          1.26%         2.42%             4.62%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (0.87)%(c)     (0.88)%        (0.59)%       (0.41)%            0.96%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     85%            90%            65%           89%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $117,050,654.
(d)  Annualized.


                                                                  SERIES II
                                                                -------------
                                                                MARCH 26,
                                                                   2002
                                                                (DATE SALES
                                                                COMMENCED) TO
                                                                DECEMBER 31,
                                                                   2002
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.70
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.10)
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (2.25)
=============================================================================
    Total from investment operations                                 (2.35)
=============================================================================
Net asset value, end of period                                     $  8.35
_____________________________________________________________________________
=============================================================================
Total return(a)                                                     (21.96)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   436
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.32%(b)
-----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.41%(b)
=============================================================================
Ratio of net investment income (loss) to average net assets          (1.03)%
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                                 85%
_____________________________________________________________________________
=============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total return does not reflect charges at the separate account level which if included would reduce the total return for the period shown.
(b)  Ratios are annualized and based on average daily net assets of $663,940.

                        AIM V.I. AGGRESSIVE GROWTH FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Balanced Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Balanced Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                             AIM V.I. BALANCED FUND

Schedule of Investments

December 31, 2002

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
BONDS & NOTES-21.40%

Aerospace & Defense-0.13%

Raytheon Co., Notes, 6.75%, 08/15/07           $  100,000    $   110,826
========================================================================

Agricultural Products-0.08%

Archer-Daniels-Midland Co., Unsec. Unsub.
  Deb., 6.95%, 12/15/97                            60,000         65,443
========================================================================

Automobile Manufacturers-0.31%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04          40,000         40,521
------------------------------------------------------------------------
General Motors Corp., Unsec. Deb., 8.80%,
  03/01/21                                        200,000        215,948
========================================================================
                                                                 256,469
========================================================================

Banks-2.42%

African Development Bank (Luxembourg), Sr.
  Unsec. Unsub. Yankee Notes, 3.25%, 07/29/05      85,000         87,445
------------------------------------------------------------------------
Barclays O/S Investment Co. (Netherlands),
  Unsec. Gtd. Unsub. Floating Rate Yankee
  Notes, 1.63%, 05/14/03                          300,000        253,762
------------------------------------------------------------------------
Citicorp, Unsec. Sub. Notes, 7.13%, 09/01/05      100,000        111,972
------------------------------------------------------------------------
Dresdner Funding Trust I, Bonds, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $132,621)(a)                                    125,000        126,205
------------------------------------------------------------------------
European Investment Bank (Luxembourg),
  Euro Notes, 4.63%, 03/01/07                     110,000        118,017
------------------------------------------------------------------------
  Medium Term Yankee Notes, 4.88%, 09/06/06       250,000        269,911
------------------------------------------------------------------------
KeyBank N.A., Sr. Notes, 4.10%, 06/30/05          100,000        103,628
------------------------------------------------------------------------
Lloyds Bank PLC-Series 1 (United Kingdom),
  Unsec. Sub. Floating Rate Yankee Notes,
  1.69%, 06/29/03                                 130,000        105,281
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           100,000        126,560
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                 160,000        171,074
------------------------------------------------------------------------
St. Paul Bancorp., Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                           75,000         78,826
------------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes, 6.30%, 02/04/14       175,000        198,235
------------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Bonds,
  8.62%, 10/29/49                                  60,000         71,834
------------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/05                                 185,000        201,792
========================================================================
                                                               2,024,542
========================================================================

Brewers-0.20%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                                 150,000        167,274
========================================================================

Broadcasting & Cable TV-1.57%

Continental Cablevision, Inc., Sr. Deb.,
  9.50%, 08/01/13                                 200,000        227,750
------------------------------------------------------------------------
Jones Intercable, Inc., Sr. Unsec. Notes,
  8.88%, 04/01/07                                 135,000        144,183
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
Broadcasting & Cable TV-(Continued)

Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                       $  150,000    $   157,125
------------------------------------------------------------------------
TCA Cable TV, Inc., Sr. Unsec. Putable Deb.,
  6.53%, 02/01/08                                 150,000        186,079
------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Unsec. Deb., 7.88%, 02/15/26                175,000        179,203
------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05                60,000         63,951
------------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb., 6.88%, 06/15/18           200,000        198,122
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   150,000        159,771
========================================================================
                                                               1,316,184
========================================================================

Computer Hardware-0.33%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 11/06/98-04/19/01; Cost
  $353,650)(a)(b)(c)                              548,000         29,044
------------------------------------------------------------------------
International Business Machines Corp., Deb.,
  8.38%, 11/01/19                                 200,000        251,210
========================================================================
                                                                 280,254
========================================================================

Consumer Finance-2.07%

CitiFinancial Credit Co.,
  Notes, 6.63%, 06/01/15                          150,000        170,145
------------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                   100,000        112,686
------------------------------------------------------------------------
Countrywide Home Loans, Inc.,
  Series K, Medium Term Notes, 3.50%,
    12/19/05                                       75,000         75,461
------------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.85%, 06/15/04              300,000        318,729
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                          100,000        101,011
------------------------------------------------------------------------
  Unsec. Notes, 6.70%, 07/16/04                   140,000        143,070
------------------------------------------------------------------------
  Unsec. Notes, 6.88%, 02/01/06                   200,000        200,892
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Medium Term Notes, 5.25%, 05/16/05              100,000        100,615
------------------------------------------------------------------------
  Notes, 6.85%, 06/17/04                          140,000        145,582
------------------------------------------------------------------------
  Unsec. Unsub. Notes, 7.63%, 06/15/04            175,000        183,505
------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Notes,
  6.50%, 01/24/06                                  70,000         73,925
------------------------------------------------------------------------
  8.00%, 05/09/05                                 100,000        108,757
========================================================================
                                                               1,734,378
========================================================================

Distillers & Vintners-0.26%

Diageo PLC, Sr. Unsec. Gtd. Putable Notes,
  7.45%, 04/15/05                                 175,000        214,793
========================================================================

Diversified Financial Services-4.32%

Associates Corp. of North America, Sr. Notes,
  5.80%, 04/20/04                                 100,000        105,161
------------------------------------------------------------------------
Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                        275,000        418,720
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
Diversified Financial Services-(Continued)

CIT Group Inc.,
  Sr. Floating Rate Medium Term Notes,
  2.67%, 11/25/03                              $   70,000    $    70,045
------------------------------------------------------------------------
  Sr. Notes, 7.13%, 10/15/04                      100,000        105,324
------------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                 200,000        215,182
------------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 4.13%, 06/30/05               200,000        208,944
------------------------------------------------------------------------
  Unsec. Sub. Notes, 6.63%, 06/15/32              100,000        108,552
------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 04/10/01; Cost $104,113)(a)           100,000        119,584
------------------------------------------------------------------------
General Electric Capital Corp.,
  Gtd. Sub. Notes, 8.13%, 05/15/12                100,000        121,832
------------------------------------------------------------------------
  Series A, Medium Term Notes, 5.00%,
  06/15/07                                         50,000         53,071
------------------------------------------------------------------------
  Series A, Medium Term Notes, 6.80%,
  11/01/05                                        360,000        400,144
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), Bonds,
  7.63%, 08/17/05                                 150,000        168,699
------------------------------------------------------------------------
Heller Financial, Inc.,
  Sr. Unsec. Notes, 8.00%, 06/15/05                75,000         83,689
------------------------------------------------------------------------
  Unsec. Notes, 7.38%, 11/01/09                   100,000        115,728
------------------------------------------------------------------------
John Hancock Global Funding II,
  Medium Term Notes, 6.50%, 03/01/11
  (Acquired 07/24/02; Cost $57,994)(a)             55,000         59,143
------------------------------------------------------------------------
  Notes, 5.00%, 07/27/07 (Acquired 06/12/02;
  Cost $99,945)(a)                                100,000        104,604
------------------------------------------------------------------------
Lehman Brothers Holdings Inc., Sr. Notes,
  8.75%, 03/15/05                                 125,000        141,069
------------------------------------------------------------------------
Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                 100,000        118,925
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06          100,000        113,073
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.,
  Series B, Medium Term Notes, 4.54%,
    03/08/05                                       45,000         46,832
------------------------------------------------------------------------
  Series E, Floating Rate Medium Term Yankee
  Notes, 1.68%, 06/28/04                          125,000        125,336
------------------------------------------------------------------------
Morgan Stanley, Sr. Notes, 7.75%, 06/15/05        200,000        224,040
------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Sr.
  Unsec. Notes, 6.25%, 06/15/05                   165,000        178,410
------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                         50,000         60,103
------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          125,000        141,660
========================================================================
                                                               3,607,870
========================================================================

Electric Utilities-1.66%

Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           100,000        105,823
------------------------------------------------------------------------
Duke Energy Corp., Bonds, 6.45%, 10/15/32          60,000         59,476
------------------------------------------------------------------------
El Paso Electric Co.-Series E, Sr. Sec. First
  Mortgage Bonds, 9.40%, 05/01/11                 200,000        200,134
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
Electric Utilities-(Continued)

Hydro-Quebec (Canada),
  Gtd. Yankee Bonds, 9.40%, 02/01/21(d)        $   50,000    $    71,516
------------------------------------------------------------------------
  Series B, Gtd. Medium Term Yankee Notes,
  8.62%, 12/15/11                                  50,000         65,017
------------------------------------------------------------------------
  Series GL, Gtd. Floating Rate Yankee Notes,
  1.94%, 09/29/49                                 170,000        150,920
------------------------------------------------------------------------
Niagara Mohawk Power Corp.,
  Sec. First Mortgage Bonds, 7.75%,
    05/15/06(d)                                   100,000        112,628
------------------------------------------------------------------------
  Series H, Sr. Unsec. Disc. Notes, 8.50%,
  07/01/10(e)                                     250,000        252,227
------------------------------------------------------------------------
Public Service Company of New Mexico-Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            130,000        134,016
------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Unsec. Notes,
  6.25%, 01/15/09                                 250,000        237,537
========================================================================
                                                               1,389,294
========================================================================

Gas Utilities-0.20%

Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                 200,000        164,000
========================================================================

General Merchandise Stores-0.11%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         80,000         90,778
========================================================================

Integrated Oil & Gas-1.22%

BP Canada Finance Co. (Canada), Yankee Bonds,
  3.38%, 10/31/07                                 750,000        758,512
------------------------------------------------------------------------
ConocoPhillips, Unsec. Notes, 8.50%, 05/25/05     125,000        142,566
------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  7.38%, 11/15/08                                 100,000        116,683
========================================================================
                                                               1,017,761
========================================================================

Integrated Telecommunication Services-1.09%

GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     80,000         86,239
------------------------------------------------------------------------
Olivetti International Finance N.V.-Series E
  (Netherlands), Gtd. Medium Term Euro Notes,
  6.13%, 07/30/09(f)                      EUR      30,000         32,040
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Notes, 5.70%, 11/15/03           85,000         84,681
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 6.00%, 01/15/07           85,000         80,431
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 7.13%, 01/30/06          125,000        123,906
------------------------------------------------------------------------
  Unsec. Gtd. Notes, 8.75%, 03/15/32              280,000        268,450
------------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19               200,000        180,750
------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Notes, 6.13%, 06/15/07                           50,000         54,993
========================================================================
                                                                 911,490
========================================================================

Life & Health Insurance-0.40%

American General Corp., Unsec. Notes, 7.50%,
  08/11/10                                         50,000         58,694
------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        145,000        165,045
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
Life & Health Insurance-(Continued)

Sun Canada Financial Co., Gtd. Sub. Bonds,
  6.63%, 12/15/07 (Acquired 03/15/00; Cost
  $91,980)(a)                                  $  100,000    $   109,233
========================================================================
                                                                 332,972
========================================================================

Oil & Gas Equipment & Services-0.31%

Smith International, Inc., Notes, 6.75%,
  02/15/11                                        250,000        260,798
========================================================================

Oil & Gas Exploration & Production-2.20%

Amerada Hess Corp., Unsec. Notes,
  5.30%, 08/15/04                                 225,000        234,968
------------------------------------------------------------------------
  7.30%, 08/15/31                                  85,000         92,513
------------------------------------------------------------------------
Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                           150,000        178,110
------------------------------------------------------------------------
Burlington Resources Finance Co. (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 7.40%,
  12/01/31                                         70,000         80,599
------------------------------------------------------------------------
Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired
  08/17/01-07/31/02; Cost $225,936)(a)            225,000        237,443
------------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                        100,000        120,216
------------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Deb., 7.88%, 09/30/31                           125,000        151,155
------------------------------------------------------------------------
Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                        650,000        627,822
------------------------------------------------------------------------
Norcen Energy Resources Ltd. (Canada), Unsec.
  Yankee Deb., 7.38%, 05/15/06                    100,000        113,868
========================================================================
                                                               1,836,694
========================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.17%

Petroleos Mexicanos (Mexico),
  Series P, Unsec. Putable Unsub. Yankee
  Bonds, 9.50%, 03/15/06                           50,000         56,536
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Bonds, 9.38%,
  12/02/08                                         75,000         86,719
========================================================================
                                                                 143,255
========================================================================

Pharmaceuticals-0.14%

Johnson & Johnson, Unsec. Deb., 8.72%,
  11/01/24                                        100,000        116,892
========================================================================

Property & Casualty Insurance-0.17%

Allstate Corp. (The), Sr. Unsec. Notes,
  7.88%, 05/01/05                                 125,000        139,621
========================================================================

Publishing-0.21%

News America Inc., Putable Deb., 6.75%,
  01/09/10                                        175,000        179,916
========================================================================

Railroads-0.20%

Norfolk Southern Corp., Sr. Putable Notes,
  7.05%, 05/01/04                                 150,000        170,103
========================================================================

Real Estate-0.61%

EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18                65,000         69,787
------------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12              100,000        107,880
------------------------------------------------------------------------
  Unsec. Notes, 6.50%, 01/15/04                    60,000         62,149
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
Real Estate-(Continued)

Spieker Properties, Inc.,
  Unsec. Unsub. Deb., 7.35%, 12/01/17          $  100,000    $   108,852
------------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.80%, 05/01/04            150,000        157,382
========================================================================
                                                                 506,050
========================================================================

Soft Drinks-0.17%

Coca-Cola Enterprises Inc., Putable Notes,
  8.00%, 01/04/04                                 125,000        138,504
========================================================================

Sovereign Debt-0.77%

Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                          160,000        167,306
------------------------------------------------------------------------
Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                        125,000        138,698
------------------------------------------------------------------------
Region of Lombardy (Italy), Unsec. Yankee
  Notes, 5.80%, 10/25/32                          325,000        339,242
========================================================================
                                                                 645,246
========================================================================

Wireless Telecommunication Services-0.08%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Notes, 8.75%, 03/01/31                    60,000         59,025
------------------------------------------------------------------------
Vodafone Finance B.V. (Netherlands), Unsec.
  Unsub. Gtd. Euro Bonds, 4.75%, 05/27/09(f)
          EUR                                      10,000         10,578
========================================================================
                                                                  69,603
========================================================================
    Total Bonds & Notes (Cost $17,459,864)                    17,891,010
========================================================================

                                                 SHARES
STOCKS & OTHER EQUITY INTERESTS-56.48%

Advertising-2.00%

Lamar Advertising Co.(g)                           20,600        693,190
------------------------------------------------------------------------
Omnicom Group Inc.                                 15,100        975,460
========================================================================
                                                               1,668,650
========================================================================

Aerospace & Defense-1.92%

Honeywell International Inc.                       26,900        645,600
------------------------------------------------------------------------
United Technologies Corp.                          15,500        960,070
========================================================================
                                                               1,605,670
========================================================================

Apparel Retail-0.78%

Limited Brands                                     46,900        653,317
========================================================================

Banks-2.61%

Bank of America Corp.                              13,400        932,238
------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                   21,000        503,160
------------------------------------------------------------------------
Northern Trust Corp.                               21,400        750,070
========================================================================
                                                               2,185,468
========================================================================

Broadcasting & Cable TV-0.46%

Univision Communications Inc.-Class A(g)           15,500        379,750
========================================================================

Building Products-1.40%

American Standard Cos. Inc.(g)                      7,500        533,550
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
Building Products-(Continued)

Masco Corp.                                        30,400    $   639,920
========================================================================
                                                               1,173,470
========================================================================

Computer Hardware-0.91%

International Business Machines Corp.               9,800        759,500
========================================================================

Data Processing Services-1.09%

DST Systems, Inc.(g)                               25,500        906,525
========================================================================

Diversified Financial Services-6.47%

American Express Co.                               16,200        572,670
------------------------------------------------------------------------
Citigroup Inc.                                     40,800      1,435,752
------------------------------------------------------------------------
Fannie Mae                                          8,900        572,537
------------------------------------------------------------------------
Freddie Mac                                        10,800        637,740
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    11,100        755,910
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      11,300        602,177
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          21,900        831,105
========================================================================
                                                               5,407,891
========================================================================

Food Distributors-0.64%

Sysco Corp.                                        18,000        536,220
========================================================================

Food Retail-1.29%

Kroger Co. (The)(g)                                40,500        625,725
------------------------------------------------------------------------
Safeway Inc.(g)                                    19,500        455,520
========================================================================
                                                               1,081,245
========================================================================

General Merchandise Stores-2.23%

Target Corp.                                       30,900        927,000
------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              18,600        939,486
========================================================================
                                                               1,866,486
========================================================================

Health Care Distributors & Services-1.09%

Cardinal Health, Inc.                              15,350        908,566
========================================================================

Health Care Equipment-0.40%

Beckman Coulter, Inc.                              11,400        336,528
========================================================================

Health Care Facilities-0.90%

HCA Inc.                                           18,200        755,300
========================================================================

Health Care Supplies-0.95%

Alcon, Inc. (Switzerland)(g)                       20,200        796,890
========================================================================

Home Improvement Retail-1.45%

Home Depot, Inc. (The)                             16,700        400,132
------------------------------------------------------------------------
Lowe's Cos., Inc.                                  21,700        813,750
========================================================================
                                                               1,213,882
========================================================================

Household Appliances-1.47%

Black & Decker Corp. (The)                         28,700      1,230,943
========================================================================

Household Products-1.82%

Colgate-Palmolive Co.                              20,800      1,090,544
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
Household Products-(Continued)

Kimberly-Clark Corp.                                9,100    $   431,977
========================================================================
                                                               1,522,521
========================================================================

Industrial Conglomerates-1.09%

General Electric Co.                               37,400        910,690
========================================================================

Insurance Brokers-0.68%

Marsh & McLennan Cos., Inc.                        12,300        568,383
========================================================================

Integrated Oil & Gas-2.73%

BP PLC-ADR (United Kingdom)                        11,000        447,150
------------------------------------------------------------------------
Exxon Mobil Corp.                                  30,500      1,065,670
------------------------------------------------------------------------
Total Fina Elf S.A. (France)                        5,400        771,503
========================================================================
                                                               2,284,323
========================================================================

Integrated Telecommunication Services-0.99%

Verizon Communications Inc.                        21,400        829,250
========================================================================

IT Consulting & Services-1.04%

SunGard Data Systems Inc.(g)                       36,700        864,652
========================================================================

Life & Health Insurance-1.01%

Nationwide Financial Services, Inc.-Class A         9,700        277,905
------------------------------------------------------------------------
Prudential Financial, Inc.                         17,900        568,146
========================================================================
                                                                 846,051
========================================================================

Movies & Entertainment-0.78%

Viacom Inc.-Class B(g)                             16,045        653,994
========================================================================

Multi-Line Insurance-1.98%

American International Group, Inc.                 19,300      1,116,505
------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      11,800        536,074
========================================================================
                                                               1,652,579
========================================================================

Networking Equipment-0.96%

Cisco Systems, Inc.(g)                             61,100        800,410
========================================================================

Oil & Gas Drilling-0.73%

Noble Corp. (Cayman Islands)(g)                    17,300        608,095
========================================================================

Oil & Gas Equipment & Services-1.28%

Cooper Cameron Corp.(g)                            21,400      1,066,148
========================================================================

Oil & Gas Exploration & Production-1.17%

Apache Corp.                                       11,650        663,934
------------------------------------------------------------------------
Kerr-McGee Corp.-$1.83 Pfd. DECS                    7,300        312,440
========================================================================
                                                                 976,374
========================================================================

Packaged Foods & Meats-0.99%

Kraft Foods Inc.-Class A                           21,300        829,209
========================================================================

Personal Products-0.73%

Estee Lauder Cos. Inc. (The)-Class A               23,100        609,840
========================================================================

                             AIM V.I. BALANCED FUND

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------

Pharmaceuticals-5.08%

Abbott Laboratories                                13,500    $   540,000
------------------------------------------------------------------------
Johnson & Johnson                                  15,800        848,618
------------------------------------------------------------------------
Merck & Co. Inc.                                   14,000        792,540
------------------------------------------------------------------------
Pfizer Inc.                                        26,000        794,820
------------------------------------------------------------------------
Pharmacia Corp.                                    17,200        718,960
------------------------------------------------------------------------
Wyeth                                              14,800        553,520
========================================================================
                                                               4,248,458
========================================================================

Property & Casualty Insurance-0.74%

MGIC Investment Corp.                              15,000        619,500
========================================================================

Semiconductor Equipment-0.47%

Applied Materials, Inc.(g)                         30,300        394,809
========================================================================

Semiconductors-1.24%

Analog Devices, Inc.(g)                            23,100        551,397
------------------------------------------------------------------------
Intel Corp.                                        31,200        485,784
========================================================================
                                                               1,037,181
========================================================================

Specialty Stores-1.14%

Bed Bath & Beyond Inc.(g)                          27,500        949,575
========================================================================

Systems Software-1.77%

Microsoft Corp.(g)                                 17,200        889,240
------------------------------------------------------------------------
Oracle Corp.(g)                                    55,000        594,000
========================================================================
                                                               1,483,240
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $53,465,124)                                      47,221,583
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
ASSET BACKED SECURITIES-1.51%

Airlines-0.58%

Continental Airlines, Inc.,
  Series 2000-1, Class A-1, Sr. Pass Through
  Ctfs., 8.05%, 11/01/20                       $  184,378        159,026
------------------------------------------------------------------------
  Series 2000-2, Class A-1, Sr. Sec. Pass
  Through Ctfs., 7.71%, 04/02/21                   59,863         51,632
------------------------------------------------------------------------
  Series 974A, Pass Through Ctfs., 6.90%,
  01/02/18                                         87,086         76,561
------------------------------------------------------------------------
United Air Lines, Inc.-Series 2000-2, Class
  A-2, Sr. Sec. Pass Through Ctfs., 7.19%,
  04/01/11                                        250,302        198,364
========================================================================
                                                                 485,583
========================================================================

Diversified Financial Services-0.66%

Citicorp Lease,
  Series 1999-1, Class A1, Pass Through
  Ctfs., 7.22%, 06/15/05 (Acquired 05/08/02;
  Cost $155,519)(a)                               147,502        161,574
------------------------------------------------------------------------
  Series 1999-1, Class A2, Pass Through
  Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-07/14/00; Cost $198,931)(a)            200,000        231,152
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
Diversified Financial Services-(Continued)

National Rural Utilities Cooperative Finance
  Corp., Sr. Sec. Bonds, 6.00%, 05/15/06       $   50,000    $    54,640
------------------------------------------------------------------------
Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $99,868)(a)                                100,000        104,399
========================================================================
                                                                 551,765
========================================================================

Electric Utilities-0.27%

Beaver Valley II Funding Corp., SLOBS, 9.00%,
  06/01/17                                        200,000        222,418
========================================================================
    Total Asset Backed Securities (Cost
      $1,273,259)                                              1,259,766
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-10.37%

Federal Home Loan Bank-0.04%

Unsec. Bonds,
  4.88%, 04/16/04                                  30,000         31,324
========================================================================

Federal Home Loan Mortgage Corp.
  (FHLMC)-2.45%

Pass Through Ctfs.,
  7.00%, 06/01/15 to 04/01/32                     120,569        127,184
------------------------------------------------------------------------
  6.00%, 05/01/17 to 05/01/32                     430,319        447,561
------------------------------------------------------------------------
  7.50%, 12/01/30 to 05/01/31                     324,966        345,799
------------------------------------------------------------------------
  6.50%, 01/01/31 to 08/01/32                   1,082,607      1,128,617
========================================================================
                                                               2,049,161
========================================================================

Federal National Mortgage Association
  (FNMA)-5.58%

Pass Through Ctfs.,
  6.50%, 04/01/14 to 11/01/31                   1,149,321      1,203,096
------------------------------------------------------------------------
  7.50%, 11/01/15                                  36,561         39,070
------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32                   1,039,124      1,095,052
------------------------------------------------------------------------
  6.00%, 01/01/17 to 05/01/17                     413,894        433,250
------------------------------------------------------------------------
  8.00%, 08/01/21 to 12/01/23                     165,607        180,339
------------------------------------------------------------------------
Pass Through Ctfs. TBA,
  6.00%, 01/01/33(h)                              835,000        865,506
------------------------------------------------------------------------
Unsec. Notes,
  6.20%, 06/13/17                                 300,000        323,145
------------------------------------------------------------------------
Unsec. Sub. Notes,
  4.75%, 01/02/07                                 300,000        318,162
------------------------------------------------------------------------
  5.25%, 08/01/12                                 200,000        209,022
========================================================================
                                                               4,666,642
========================================================================

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

Government National Mortgage Association
  (GNMA)-2.30%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31                  $  356,274    $   380,858
------------------------------------------------------------------------
  8.50%, 11/15/24                                 306,134        336,702
------------------------------------------------------------------------
  8.00%, 08/15/25                                  72,732         79,470
------------------------------------------------------------------------
  6.50%, 03/15/29 to 06/15/32                     463,006        486,481
------------------------------------------------------------------------
  7.00%, 09/15/31                                 416,152        441,292
------------------------------------------------------------------------
  6.00%, 12/15/31                                 189,278        197,379
========================================================================
                                                               1,922,182
========================================================================
    Total U.S. Government Agency Securities
      (Cost $8,410,827)                                        8,669,309
========================================================================

U.S. TREASURY SECURITIES-6.21%

U.S. Treasury Notes-5.35%

3.25%, 12/31/03                                    50,000         51,013
------------------------------------------------------------------------
6.75%, 05/15/05                                   500,000(i)     557,595
------------------------------------------------------------------------
6.50%, 08/15/05 to 02/15/10                     2,470,000(i)   2,833,150
------------------------------------------------------------------------
6.88%, 05/15/06                                   500,000        575,490
------------------------------------------------------------------------
4.75%, 11/15/08                                    25,000         27,299
------------------------------------------------------------------------
5.00%, 08/15/11                                   390,000        428,029
========================================================================
                                                               4,472,576
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

U.S. Treasury Bonds-0.86%

7.50%, 11/15/16                                $  100,000    $   130,960
------------------------------------------------------------------------
6.25%, 08/15/23                                   145,000        170,516
------------------------------------------------------------------------
6.13%, 11/15/27 to 08/15/29                       355,000        415,963
========================================================================
                                                                 717,439
========================================================================
    Total U.S. Treasury Securities (Cost
      $4,700,914)                                              5,190,015
========================================================================

                                                 SHARES
MONEY MARKET FUNDS-4.63%

STIC Liquid Assets Portfolio(j)                 1,935,047      1,935,047
------------------------------------------------------------------------
STIC Prime Portfolio(j)                         1,935,047      1,935,047
========================================================================
    Total Money Market Funds (Cost
      $3,870,094)                                              3,870,094
========================================================================
TOTAL INVESTMENTS-100.60% (Cost $89,180,082)                  84,101,777
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.60%)                           (503,178)
========================================================================
NET ASSETS-100.00%                                           $83,598,599
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DECS    - Dividend Enhanced Convertible Stock
Disc.   - Discounted
EUR     - Euro
Gtd.    - Guaranteed
Jr.     - Junior
N.A.    - National Association
Pfd.    - Preferred
Sec.    - Secured
SLOBS   - Secured Lease Obligation Securities
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $1,282,381, which represented 1.53% of the Fund's net assets. These securities are considered to be illiquid.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(d) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp. or MBIA Insurance Co.
(e) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) Non-income producing security.
(h) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section C.
(i) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                             AIM V.I. BALANCED FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $89,180,082)  $84,101,777
------------------------------------------------------------
Receivables for:
  Variation margin                                     3,850
------------------------------------------------------------
  Fund shares sold                                    27,966
------------------------------------------------------------
  Dividends and interest                             461,822
------------------------------------------------------------
Investment for deferred compensation plan             19,786
============================================================
     Total assets                                 84,615,201
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                              857,684
------------------------------------------------------------
  Fund shares reacquired                              53,989
------------------------------------------------------------
  Deferred compensation plan                          19,786
------------------------------------------------------------
Accrued administrative services fees                  48,578
------------------------------------------------------------
Accrued distribution fees - Series II                    373
------------------------------------------------------------
Accrued transfer agent fees                            2,476
------------------------------------------------------------
Accrued operating expenses                            33,716
============================================================
     Total liabilities                             1,016,602
============================================================
Net assets applicable to shares outstanding      $83,598,599
____________________________________________________________
============================================================


NET ASSETS:

Series I                                         $82,865,744
____________________________________________________________
============================================================
Series II                                        $   732,855
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           9,473,273
____________________________________________________________
============================================================
Series II                                             83,948
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      8.75
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      8.73
____________________________________________________________
============================================================


Statement of Operations
For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                         $  2,225,584
-------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $5,583)                                             542,564
-------------------------------------------------------------
Dividends from affiliated money market funds          124,511
=============================================================
    Total investment income                         2,892,659
=============================================================

EXPENSES:

Advisory fees                                         706,989
-------------------------------------------------------------
Administrative services fees                          270,132
-------------------------------------------------------------
Custodian fees                                         56,431
-------------------------------------------------------------
Distribution fees - Series II                             639
-------------------------------------------------------------
Transfer agent fees                                    11,542
-------------------------------------------------------------
Trustees' fees                                          9,129
-------------------------------------------------------------
Other                                                  51,070
=============================================================
    Total expenses                                  1,105,932
=============================================================
Less: Fees waived                                      (1,275)
-------------------------------------------------------------
    Expenses paid indirectly                             (116)
=============================================================
    Net expenses                                    1,104,541
=============================================================
Net investment income                               1,788,118
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (14,724,522)
-------------------------------------------------------------
  Foreign currencies                                   18,364
-------------------------------------------------------------
  Futures contracts                                (1,425,872)
-------------------------------------------------------------
  Option contracts written                             46,894
=============================================================
                                                  (16,085,136)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (4,128,565)
-------------------------------------------------------------
  Foreign currencies                                      284
-------------------------------------------------------------
  Futures contracts                                   (35,779)
=============================================================
                                                   (4,164,060)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                                (20,249,196)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(18,461,078)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                             AIM V.I. BALANCED FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,788,118    $  2,291,059
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                             (16,085,136)     (9,282,433)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                    (4,164,060)     (4,254,811)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (18,461,078)    (11,246,185)
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (2,269,083)     (1,807,108)
------------------------------------------------------------------------------------------
  Series II                                                        (18,693)             --
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (1,822,445)     32,754,770
------------------------------------------------------------------------------------------
  Series II                                                        775,141              --
==========================================================================================
    Net increase (decrease) in net assets                      (21,796,158)     19,701,477
==========================================================================================

NET ASSETS:

  Beginning of year                                            105,394,757      85,693,280
==========================================================================================
  End of year                                                 $ 83,598,599    $105,394,757
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $115,469,762    $116,517,075
------------------------------------------------------------------------------------------
  Undistributed net investment income                            1,821,292       2,226,310
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts          (28,577,873)    (12,398,106)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and futures contracts        (5,114,582)       (950,522)
==========================================================================================
                                                              $ 83,598,599    $105,394,757
__________________________________________________________________________________________
==========================================================================================

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Currently SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as

                             AIM V.I. BALANCED FUND
     of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs. The difference between the selling price and the future repurchase price is recorded as an adjustment to Interest Income.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The fund will segregate assets to cover its obligations under dollar roll transactions.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be

                             AIM V.I. BALANCED FUND
     exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The risk in buying an option is that the Fund pays a premiums whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $1,275.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $270,132, of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $6,338 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $639.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,733 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $116 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $116.

                             AIM V.I. BALANCED FUND

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 582         73,773
----------------------------------------------------------
Closed                                 (298)       (37,802)
----------------------------------------------------------
Exercised                              (131)       (19,594)
----------------------------------------------------------
Expired                                (153)       (16,377)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================

NOTE 7--FUTURES CONTRACTS

On December 31, 2002, $1,035,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2002 were as follows:

                                                                UNREALIZED
                        NO. OF       MONTH/        MARKET      APPRECIATION
CONTRACT               CONTRACTS   COMMITMENT      VALUE      (DEPRECIATION)
----------------------------------------------------------------------------
S&P 500 Index             11       Mar-03/Long   $2,416,975     $(36,514)
____________________________________________________________________________
============================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002          2001
---------------------------------------------------------------
Distributions paid from:
Ordinary income                        $2,287,776    $1,807,108
_______________________________________________________________
===============================================================

Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                  $ (5,550,960)
-------------------------------------------------------------
Undistributed ordinary income                       1,876,984
-------------------------------------------------------------
Post-October capital loss deferral                   (600,292)
-------------------------------------------------------------
Temporary book/tax differences                        (26,964)
-------------------------------------------------------------
Capital loss carryforward                         (27,569,931)
-------------------------------------------------------------
Shares of beneficial interest                     115,469,762
=============================================================
                                                 $ 83,598,599
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, bond premium amortization and the treatment of defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $237.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $ 2,283,751
-----------------------------------------------------------
December 31, 2009                                9,069,227
-----------------------------------------------------------
December 31, 2010                               16,216,953
===========================================================
                                               $27,569,931
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $78,405,711 and $80,570,361, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                           $ 2,802,599
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (8,353,796)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(5,551,197)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $89,652,974.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of bond premium amortization, paydowns on mortgage backed securities and foreign currency transactions on December 31, 2002, undistributed net investment income was increased by $94,640, undistributed net realized gains decreased by $94,631 and shares of beneficial interest decreased by $9. This reclassification had no effect on the net assets of the Fund.

                             AIM V.I. BALANCED FUND

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                         2001
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,829,800    $ 17,783,774    3,315,299    $38,177,054
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                      91,699         849,224           --             --
====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       259,028       2,269,083      170,643      1,807,109
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                       2,139          18,693           --             --
====================================================================================================================
Reacquired:
  Series I                                                    (2,334,627)    (21,875,302)    (646,498)    (7,229,393)
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (9,890)        (92,776)          --             --
====================================================================================================================
                                                                (161,851)   $ (1,047,304)   2,839,444    $32,754,770
____________________________________________________________________________________________________________________
====================================================================================================================

* Series II shares commenced sales on January 24, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         SERIES I
                                                         ------------------------------------------------------------------------
                                                                                                                     MAY 1, 1998
                                                                                                                        (DATE
                                                                                                                     OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                      COMMENCED) TO
                                                         ----------------------------------------------------       DECEMBER 31,
                                                          2002           2001            2000          1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.84       $  12.46         $ 13.04       $ 11.14          $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.18(a)        0.27(a)(b)      0.37(a)       0.31(a)          0.12
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (2.02)         (1.70)          (0.93)         1.83             1.18
=================================================================================================================================
    Total from investment operations                       (1.84)         (1.43)          (0.56)         2.14             1.30
=================================================================================================================================
Less distributions:
  Dividends from net investment income                     (0.25)         (0.19)          (0.02)        (0.17)           (0.14)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --             --              --         (0.07)           (0.02)
=================================================================================================================================
    Total distributions                                    (0.25)         (0.19)          (0.02)        (0.24)           (0.16)
=================================================================================================================================
Net asset value, end of period                           $  8.75       $  10.84         $ 12.46       $ 13.04          $ 11.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           (17.02)%       (11.43)%         (4.28)%       19.31%           13.02%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $82,866       $105,395         $85,693       $48,307          $10,343
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          1.17%(d)       1.12%           1.10%         1.21%            1.18%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       1.17%(d)       1.12%           1.10%         1.31%            2.83%(e)
=================================================================================================================================
Ratio of net investment income to average net assets        1.90%(d)       2.37%(b)        2.80%         2.66%            3.71%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       90%            55%             49%           57%               9%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 2.52%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $94,009,578.
(e)  Annualized.

                             AIM V.I. BALANCED FUND

                                                                 SERIES II
                                                              ----------------
                                                              JANUARY 24, 2002
                                                                (DATE SALES
                                                               COMMENCED) TO
                                                                DECEMBER 31,
                                                              ----------------
Net asset value, beginning of period                              $ 10.70
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.14(a)
------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (1.86)
==============================================================================
    Total from investment operations                                (1.72)
==============================================================================
Less distributions from net investment income                       (0.25)
==============================================================================
Net asset value, end of period                                    $  8.73
______________________________________________________________________________
==============================================================================
Total return(b)                                                    (16.12)%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   733
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:                             1.42%(c)
==============================================================================
Ratio of net investment income to average net assets                 1.65%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                                90%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are annualized and based on average daily net assets of $273,650.

                             AIM V.I. BALANCED FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Basic Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Basic Value Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                           AIM V.I. BASIC VALUE FUND

Schedule of Investments

December 31, 2002

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
DOMESTIC COMMON STOCKS-84.54%

Advertising-5.03%

Interpublic Group of Cos., Inc. (The)            305,000   $  4,294,400
-----------------------------------------------------------------------
Omnicom Group Inc.                                91,150      5,888,290
=======================================================================
                                                             10,182,690
=======================================================================

Aerospace & Defense-1.06%

Honeywell International Inc.                      89,400      2,145,600
=======================================================================

Apparel Retail-3.06%

Gap, Inc. (The)                                  399,000      6,192,480
=======================================================================

Banks-6.30%

Bank of America Corp.                             65,000      4,522,050
-----------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 172,600      4,135,496
-----------------------------------------------------------------------
Bank One Corp.                                   112,100      4,097,255
=======================================================================
                                                             12,754,801
=======================================================================

Building Products-4.13%

American Standard Cos. Inc.(a)                    61,550      4,378,667
-----------------------------------------------------------------------
Masco Corp.                                      189,550      3,990,027
=======================================================================
                                                              8,368,694
=======================================================================

Data Processing Services-4.38%

Ceridian Corp.(a)                                261,450      3,770,109
-----------------------------------------------------------------------
First Data Corp.                                 143,850      5,093,728
=======================================================================
                                                              8,863,837
=======================================================================

Diversified Commercial Services-3.83%

Cendant Corp.(a)                                 209,750      2,198,180
-----------------------------------------------------------------------
H&R Block, Inc.                                  138,550      5,569,710
=======================================================================
                                                              7,767,890
=======================================================================

Diversified Financial Services-13.61%

Citigroup Inc.                                   151,650      5,336,563
-----------------------------------------------------------------------
Freddie Mac                                       92,700      5,473,935
-----------------------------------------------------------------------
J.P. Morgan Chase & Co.                          208,050      4,993,200
-----------------------------------------------------------------------
Janus Capital Group Inc.                         198,050      2,588,513
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        127,000      4,819,650
-----------------------------------------------------------------------
Morgan Stanley                                   108,950      4,349,284
=======================================================================
                                                             27,561,145
=======================================================================

Electric Utilities-1.08%

PG&E Corp.(a)                                    157,350      2,187,165
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

Electronic Equipment & Instruments-2.21%

Waters Corp.(a)                                  205,450   $  4,474,701
=======================================================================

Employment Services-0.81%

Robert Half International Inc.(a)                101,750      1,639,192
=======================================================================

Environmental Services-3.08%

Waste Management, Inc.                           272,500      6,245,700
=======================================================================

Food Retail-3.53%

Kroger Co. (The)(a)                              316,450      4,889,153
-----------------------------------------------------------------------
Safeway Inc.(a)                                   96,900      2,263,584
=======================================================================
                                                              7,152,737
=======================================================================

General Merchandise Stores-1.79%

Target Corp.                                     120,650      3,619,500
=======================================================================

Health Care Distributors & Services-3.53%

IMS Health Inc.                                  243,750      3,900,000
-----------------------------------------------------------------------
McKesson Corp.                                   120,100      3,246,303
=======================================================================
                                                              7,146,303
=======================================================================

Hotels, Resorts & Cruise Lines-1.57%

Starwood Hotels & Resorts Worldwide, Inc.        133,600      3,171,664
=======================================================================

Industrial Machinery-1.62%

Parker-Hannifin Corp.                             71,050      3,277,537
=======================================================================

Leisure Products-1.53%

Mattel, Inc.                                     162,000      3,102,300
=======================================================================

Life & Health Insurance-1.21%

UnumProvident Corp.                              139,950      2,454,723
=======================================================================

Managed Health Care-1.50%

UnitedHealth Group Inc.                           36,400      3,039,400
=======================================================================

Movies & Entertainment-1.75%

Walt Disney Co. (The)                            216,950      3,538,455
=======================================================================

Multi-Utilities & Unregulated Power-1.51%

Duke Energy Corp.                                157,050      3,068,757
=======================================================================

Oil & Gas Drilling-4.95%

ENSCO International Inc.                         198,150      5,835,518
-----------------------------------------------------------------------
Transocean Inc.                                  180,300      4,182,960
=======================================================================
                                                             10,018,478
=======================================================================

                           AIM V.I. BASIC VALUE FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

Pharmaceuticals-2.07%

Wyeth                                            111,900   $  4,185,060
=======================================================================

Property & Casualty Insurance-2.41%

MGIC Investment Corp.                             48,950      2,021,635
-----------------------------------------------------------------------
Radian Group Inc.                                 77,100      2,864,265
=======================================================================
                                                              4,885,900
=======================================================================

Semiconductor Equipment-3.15%

Applied Materials, Inc.(a)                       220,000      2,866,600
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                        125,200      3,515,616
=======================================================================
                                                              6,382,216
=======================================================================

Systems Software-2.78%

Computer Associates International, Inc.          417,300      5,633,550
=======================================================================

Telecommunications Equipment-1.06%

Motorola, Inc.                                   247,250      2,138,713
=======================================================================
    Total Domestic Common Stocks (Cost
      $185,466,304)                                         171,199,188
=======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.61%

Bermuda-8.23%

Nabors Industries, Ltd. (Oil & Gas
  Drilling)(a)                                   104,550      3,687,478
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
Bermuda-(Continued)

Tyco International Ltd. (Industrial
  Conglomerates)                                 468,950   $  8,009,666
-----------------------------------------------------------------------
Weatherford International Ltd. (Oil & Gas
  Equipment & Services)(a)                       124,450      4,969,289
=======================================================================
                                                             16,666,433
=======================================================================

Cayman Islands-2.36%

ACE Ltd. (Property & Casualty Insurance)         163,300      4,791,222
=======================================================================

Netherlands-1.02%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Consumer Electronics)    116,700      2,063,256
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $25,169,150)                           23,520,911
=======================================================================

MONEY MARKET FUNDS-8.07%

STIC Liquid Assets Portfolio(b)                8,169,237      8,169,237
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        8,169,237      8,169,237
=======================================================================
    Total Money Market Funds (Cost
      $16,338,474)                                           16,338,474
=======================================================================
TOTAL INVESTMENTS-104.22% (Cost $226,973,928)               211,058,573
=======================================================================
OTHER ASSETS LESS LIABILITIES-(4.22%)                        (8,545,100)
=======================================================================
NET ASSETS-100.00%                                         $202,513,473
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                           AIM V.I. BASIC VALUE FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $226,973,928)                    $211,058,573
--------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       231,508
--------------------------------------------------------------------------------
  Fund shares sold                                                       629,499
--------------------------------------------------------------------------------
  Dividends                                                              285,926
--------------------------------------------------------------------------------
Investment for deferred compensation plan                                  3,739
--------------------------------------------------------------------------------
Other assets                                                                 756
================================================================================
    Total assets                                                     212,210,001
________________________________________________________________________________
================================================================================

LIABILITIES:

Payables for:
  Investments purchased                                                9,417,309
--------------------------------------------------------------------------------
  Fund shares reacquired                                                  69,021
--------------------------------------------------------------------------------
  Deferred compensation plan                                               3,739
--------------------------------------------------------------------------------
Accrued administrative services fees                                      96,723
--------------------------------------------------------------------------------
Accrued distribution fees -- Series II                                    50,776
--------------------------------------------------------------------------------
Accrued transfer agent fees                                                6,787
--------------------------------------------------------------------------------
Accrued operating expenses                                                52,173
================================================================================
    Total liabilities                                                  9,696,528
================================================================================
Net assets applicable to shares outstanding                         $202,513,473
________________________________________________________________________________
================================================================================

NET ASSETS:

Series I                                                            $ 97,916,361
________________________________________________________________________________
================================================================================
Series II                                                           $104,597,112
________________________________________________________________________________
================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                                              12,273,863
________________________________________________________________________________
================================================================================
Series II                                                             13,138,621
________________________________________________________________________________
================================================================================
Series I:
  Net asset value per share                                         $       7.98
________________________________________________________________________________
================================================================================
Series II:
  Net asset value per share                                         $       7.96
________________________________________________________________________________
================================================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,823)                $  1,101,710
--------------------------------------------------------------------------------
Dividends from affiliated money market funds                             128,175
================================================================================
    Total investment income                                            1,229,885
================================================================================

EXPENSES:

Advisory fees                                                            665,840
--------------------------------------------------------------------------------
Administrative services fees                                             261,045
--------------------------------------------------------------------------------
Custodian fees                                                            67,243
--------------------------------------------------------------------------------
Distribution fees -- Series II                                            80,129
--------------------------------------------------------------------------------
Transfer agent fees                                                       18,642
--------------------------------------------------------------------------------
Trustees' fees                                                             9,083
--------------------------------------------------------------------------------
Other                                                                     42,798
================================================================================
    Total expenses                                                     1,144,780
================================================================================
Less: Fees waived                                                           (909)
--------------------------------------------------------------------------------
    Expenses paid indirectly                                                (123)
================================================================================
    Net expenses                                                       1,143,748
================================================================================
Net investment income                                                     86,137
================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities                   (5,434,212)
--------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment
  securities                                                         (16,952,445)
================================================================================
Net gain (loss) from investment securities                           (22,386,657)
================================================================================
Net increase (decrease) in net assets resulting from operations     $(22,300,520)
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.
                           AIM V.I. BASIC VALUE FUND

Statement of Changes in Net Assets

For the year ended December 31, 2002 and the period September 10, 2001 (date operations commenced) to December 31, 2001

                                                         2002           2001
--------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                              $     86,137    $     7,048
--------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities                                         (5,434,212)      (112,647)
--------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities           (16,952,445)     1,037,090
================================================================================
    Net increase (decrease) in net assets resulting
     from operations                                  (22,300,520)       931,491
================================================================================
Distributions to shareholders from net investment
  income:
  Series I                                                 (1,149)       (18,751)
--------------------------------------------------------------------------------
  Series II                                                (1,176)          (380)
--------------------------------------------------------------------------------
Share transactions-net:
  Series I                                             95,319,632     18,738,090
--------------------------------------------------------------------------------
  Series II                                           109,345,836        500,400
================================================================================
    Net increase in net assets                        182,362,623     20,150,850
================================================================================

NET ASSETS:

  Beginning of year                                    20,150,850             --
================================================================================
  End of year                                        $202,513,473    $20,150,850
________________________________________________________________________________
================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                      $223,892,597    $19,227,129
--------------------------------------------------------------------------------
  Undistributed net investment income                      83,090           (722)
--------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities                              (5,546,859)      (112,647)
--------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of
    investment securities                             (15,915,355)     1,037,090
================================================================================
                                                     $202,513,473    $20,150,850
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.
                           AIM V.I. BASIC VALUE FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

                           AIM V.I. BASIC VALUE FUND

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets on the next $500 million, plus 0.675% of the Fund's average daily net assets on the next $500 million, plus 0.65% of the Fund's average daily nest assets in excess of $1.5 billion. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $909.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $261,045 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $9,120 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $80,129.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,740 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $123 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $123.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the periods ended December 31, 2002 and 2001 was as follows:

                                                                2002      2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income                                              $2,325    $19,131
________________________________________________________________________________
================================================================================


Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                                       $     88,664
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments                (16,204,126)
--------------------------------------------------------------------------------
Temporary book/tax differences                                            (5,574)
--------------------------------------------------------------------------------
Capital loss carryforward                                             (5,258,088)
--------------------------------------------------------------------------------
Shares of beneficial interest                                        223,892,597
================================================================================
                                                                    $202,513,473
________________________________________________________________________________
================================================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

                           AIM V.I. BASIC VALUE FUND

  The Fund's capital loss carryforward expires as follows:

                                                                    CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD
--------------------------------------------------------------------------------
December 31, 2009                                                    $    4,100
--------------------------------------------------------------------------------
December 31, 2010                                                     5,253,988
================================================================================
                                                                     $5,258,088
________________________________________________________________________________
================================================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $217,211,924 and $19,035,877, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities        $  3,085,466
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (19,289,592)
==============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                      $(16,204,126)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $227,262,699.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the year ended December 31, 2002 and the period September 10, 2001 (date operations commenced) to December 31, 2001 were as follows:

                                    2002                          2001
                         ---------------------------    ------------------------
                           SHARES          AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------
Sold:
  Series I               11,859,976     $108,027,378    1,956,344    $19,139,289
--------------------------------------------------------------------------------
  Series II              13,491,664      112,789,473       50,002        500,020
================================================================================
Issued as reinvestment
  of dividends:
  Series I                      143            1,149        1,886         18,751
--------------------------------------------------------------------------------
  Series II                     147            1,176           38            380
================================================================================
Reacquired:
  Series I               (1,501,923)     (12,708,895)     (42,563)      (419,950)
--------------------------------------------------------------------------------
  Series II                (403,230)      (3,444,813)          --             --
================================================================================
                         23,446,777     $204,665,468    1,965,707    $19,238,490
________________________________________________________________________________
================================================================================

                           AIM V.I. BASIC VALUE FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                         SERIES I
                                           -------------------------------------
                                                              SEPTEMBER 10, 2001
                                                              (DATE OPERATIONS
                                           YEAR ENDED         COMMENCED) TO
                                           DECEMBER 31,       DECEMBER 31,
                                              2002                2001
--------------------------------------------------------------------------------
Net asset value, beginning of period          $  10.25             $ 10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.02(a)             0.01
--------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)               (2.29)               0.25
================================================================================
    Total from investment operations             (2.27)               0.26
================================================================================
Less distributions from net investment
  income                                         (0.00)              (0.01)
================================================================================
Net asset value, end of period                $   7.98             $ 10.25
________________________________________________________________________________
================================================================================
Total return(b)                                 (22.15)%              2.63%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                    $ 97,916             $19,638
________________________________________________________________________________
================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and expense
    reimbursements                                1.16%(c)            1.27%(d)
--------------------------------------------------------------------------------
  Without fee waivers and expense
    reimbursements                                1.16%(c)            2.61%(d)
================================================================================
Ratio of net investment income to
  average net assets                              0.18%(c)            0.28%(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                             22%                  4%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $59,788,335.
(d)  Annualized.

                           AIM V.I. BASIC VALUE FUND


                                                          SERIES II
                                              ----------------------------------
                                                              SEPTEMBER 10, 2001
                                                              (DATE OPERATIONS
                                              YEAR ENDED      COMMENCED) TO
                                              DECEMBER 31,    DECEMBER 31,
                                                 2002             2001
--------------------------------------------------------------------------------
Net asset value, beginning of period            $  10.25            $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.01)(a)          0.00
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (2.28)             0.26
================================================================================
    Total from investment operations               (2.29)             0.26
================================================================================
Less distributions from net investment
  income                                           (0.00)            (0.01)
================================================================================
Net asset value, end of period                  $   7.96            $10.25
________________________________________________________________________________
================================================================================
Total return(b)                                   (22.34)%            2.58%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $104,597            $  513
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense
    reimbursements                                  1.41%(c)          1.44%(d)
--------------------------------------------------------------------------------
  Without fee waivers and expense
    reimbursements                                  1.41%(c)          2.88%(d)
================================================================================
Ratio of net investment income (loss) to
  average net assets                               (0.07)%(c)         0.12%(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                               22%                4%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $32,051,622.
(d)  Annualized.

                           AIM V.I. BASIC VALUE FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Blue Chip Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the three year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Blue Chip Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the three year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                            AIM V.I. BLUE CHIP FUND

Schedule of Investments

December 31, 2002

                                                                   MARKET
                                                 SHARES             VALUE
----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-93.50%

Advertising-0.46%

Omnicom Group Inc.                                  4,700        $   303,620
============================================================================

Aerospace & Defense-2.24%

Lockheed Martin Corp.                              10,800            623,700
----------------------------------------------------------------------------
United Technologies Corp.                          13,700            848,578
============================================================================
                                                                   1,472,278
============================================================================

Aluminum-0.55%

Alcoa Inc.                                         16,000            364,480
============================================================================

Apparel Retail-0.70%

Gap, Inc. (The)                                    21,100            327,472
----------------------------------------------------------------------------
Limited Brands                                      9,500            132,335
============================================================================
                                                                     459,807
============================================================================

Banks-5.16%

Bank of America Corp.                              19,500          1,356,615
----------------------------------------------------------------------------
Fifth Third Bancorp                                14,700            860,685
----------------------------------------------------------------------------
Wells Fargo & Co.                                  25,100          1,176,437
============================================================================
                                                                   3,393,737
============================================================================

Biotechnology-1.31%

Amgen Inc.(a)                                      17,800            860,452
============================================================================

Brewers-0.76%

Anheuser-Busch Cos., Inc.                          10,300            498,520
============================================================================

Broadcasting & Cable TV-0.98%

Clear Channel Communications, Inc.(a)              17,200            641,388
============================================================================

Building Products-0.58%

Masco Corp.                                        18,200            383,110
============================================================================

Computer Hardware-3.38%

Dell Computer Corp.(a)                             42,400          1,133,776
----------------------------------------------------------------------------
Hewlett-Packard Co.                                19,800            343,728
----------------------------------------------------------------------------
International Business Machines Corp.               9,600            744,000
============================================================================
                                                                   2,221,504
============================================================================

Data Processing Services-2.27%

First Data Corp.                                   25,000            885,250
----------------------------------------------------------------------------
Fiserv, Inc.(a)                                    17,800            604,310
============================================================================
                                                                   1,489,560
============================================================================

                                                                   MARKET
                                                 SHARES             VALUE
----------------------------------------------------------------------------

Department Stores-1.00%

Kohl's Corp.(a)                                    11,800        $   660,210
============================================================================

Diversified Chemicals-0.26%

Du Pont (E. I.) de Nemours & Co.                    4,000            169,600
============================================================================

Diversified Financial Services-11.69%

American Express Co.                               20,600            728,210
----------------------------------------------------------------------------
Citigroup Inc.                                     54,600          1,921,374
----------------------------------------------------------------------------
Fannie Mae                                         16,000          1,029,280
----------------------------------------------------------------------------
Freddie Mac                                        14,900            879,845
----------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                     9,200            626,520
----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            20,600            494,400
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          17,200            652,740
----------------------------------------------------------------------------
Morgan Stanley                                     20,600            822,352
----------------------------------------------------------------------------
SLM Corp.                                           5,100            529,686
============================================================================
                                                                   7,684,407
============================================================================

Electric Utilities-1.02%

FPL Group, Inc.                                     5,700            342,741
----------------------------------------------------------------------------
Southern Co. (The)                                 11,500            326,485
============================================================================
                                                                     669,226
============================================================================

Food Distributors-1.30%

Sysco Corp.                                        28,600            851,994
============================================================================

General Merchandise Stores-4.24%

Costco Wholesale Corp.(a)                           6,300            176,778
----------------------------------------------------------------------------
Target Corp.                                       21,400            642,000
----------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              39,000          1,969,890
============================================================================
                                                                   2,788,668
============================================================================

Health Care Distributors & Services-1.21%

Cardinal Health, Inc.                              13,400            793,146
============================================================================

Health Care Equipment-4.17%

Boston Scientific Corp.(a)                         15,300            650,556
----------------------------------------------------------------------------
Medtronic, Inc.                                    24,500          1,117,200
----------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          10,600            421,032
----------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           13,300            552,216
============================================================================
                                                                   2,741,004
============================================================================

Health Care Facilities-1.27%

HCA Inc.                                           20,200            838,300
============================================================================

                            AIM V.I. BLUE CHIP FUND

                                                                   MARKET
                                                 SHARES             VALUE
----------------------------------------------------------------------------

Home Improvement Retail-1.54%

Home Depot, Inc. (The)                             42,400        $ 1,015,904
============================================================================

Hotels, Resorts & Cruise Lines-0.75%

Carnival Corp. (Panama)                            19,900            496,505
============================================================================

Household Products-2.78%

Colgate-Palmolive Co.                              16,000            838,880
----------------------------------------------------------------------------
Procter & Gamble Co. (The)                         11,500            988,310
============================================================================
                                                                   1,827,190
============================================================================

Industrial Conglomerates-2.89%

General Electric Co.                               78,000          1,899,300
============================================================================

Industrial Gases-0.67%

Air Products & Chemicals, Inc.                     10,300            440,325
============================================================================

Integrated Oil & Gas-3.17%

Exxon Mobil Corp.                                  59,700          2,085,918
============================================================================

Integrated Telecommunication Services-1.85%

AT&T Corp.                                         11,300            295,043
----------------------------------------------------------------------------
BellSouth Corp.                                     8,000            206,960
----------------------------------------------------------------------------
SBC Communications Inc.                            26,400            715,704
============================================================================
                                                                   1,217,707
============================================================================

Life & Health Insurance-0.66%

Prudential Financial, Inc.                         13,700            434,838
============================================================================

Managed Health Care-1.31%

UnitedHealth Group Inc.                            10,300            860,050
============================================================================

Motorcycle Manufacturers-0.38%

Harley-Davidson, Inc.                               5,400            249,480
============================================================================

Movies & Entertainment-1.74%

Viacom Inc.-Class B(a)                             28,000          1,141,280
============================================================================

Multi-Line Insurance-1.86%

American International Group, Inc.                 21,200          1,226,420
============================================================================

Multi-Utilities & Unregulated Power-0.49%

Duke Energy Corp.                                  16,600            324,364
============================================================================

Networking Equipment-2.05%

Cisco Systems, Inc.(a)                            103,100          1,350,610
============================================================================

Oil & Gas Drilling-1.66%

ENSCO International Inc.                           15,500            456,475
----------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)               11,500            405,605
----------------------------------------------------------------------------

                                                                   MARKET
                                                 SHARES             VALUE
----------------------------------------------------------------------------
Oil & Gas Drilling-(Continued)

Transocean Inc.                                    10,000        $   232,000
============================================================================
                                                                   1,094,080
============================================================================

Oil & Gas Equipment & Services-0.66%

Schlumberger Ltd. (Netherlands)                    10,300            433,527
============================================================================

Pharmaceuticals-10.06%

Allergan, Inc.                                     10,300            593,486
----------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                        6,300            618,786
----------------------------------------------------------------------------
Johnson & Johnson                                  36,500          1,960,415
----------------------------------------------------------------------------
Pfizer Inc.                                        72,000          2,201,040
----------------------------------------------------------------------------
Pharmacia Corp.                                    12,300            514,140
----------------------------------------------------------------------------
Wyeth                                              19,500            729,300
============================================================================
                                                                   6,617,167
============================================================================

Railroads-0.60%

Canadian National Railway Co. (Canada)              9,500            394,820
============================================================================

Semiconductor Equipment-1.75%

Applied Materials, Inc.(a)                         61,300            798,739
----------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                10,000            353,700
============================================================================
                                                                   1,152,439
============================================================================

Semiconductors-4.02%

Analog Devices, Inc.(a)                            17,200            410,564
----------------------------------------------------------------------------
Intel Corp.                                        36,300            565,191
----------------------------------------------------------------------------
Linear Technology Corp.                            10,900            280,348
----------------------------------------------------------------------------
Maxim Integrated Products, Inc.                     3,700            122,248
----------------------------------------------------------------------------
Microchip Technology Inc.                          22,900            559,905
----------------------------------------------------------------------------
Micron Technology, Inc.(a)                         18,500            180,190
----------------------------------------------------------------------------
Texas Instruments Inc.                             19,700            295,697
----------------------------------------------------------------------------
Xilinx, Inc.(a)                                    11,300            232,780
============================================================================
                                                                   2,646,923
============================================================================

Soft Drinks-1.61%

Coca-Cola Co. (The)                                13,700            600,334
----------------------------------------------------------------------------
PepsiCo, Inc.                                      10,800            455,976
============================================================================
                                                                   1,056,310
============================================================================

Specialty Stores-0.79%

Bed Bath & Beyond Inc.(a)                          15,000            517,950
============================================================================

Systems Software-4.59%

Microsoft Corp.(a)                                 45,800          2,367,860
----------------------------------------------------------------------------
Oracle Corp.(a)                                    42,000            453,600
----------------------------------------------------------------------------
VERITAS Software Corp.(a)                          12,600            196,812
============================================================================
                                                                   3,018,272
============================================================================

                            AIM V.I. BLUE CHIP FUND

                                                                   MARKET
                                                 SHARES             VALUE
----------------------------------------------------------------------------

Telecommunications Equipment-0.44%

Nokia Oyj-ADR (Finland)                            18,700        $   289,850
============================================================================

Wireless Telecommunication Services-0.63%

Vodafone Group PLC-ADR (United Kingdom)            22,700            411,324
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $70,865,788)                                61,487,564
============================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.76%

1.18%, 03/20/03 (Cost $498,722)(b)             $  500,000(c)         498,722
============================================================================

                                               PRINCIPAL
                                                 AMOUNT

                                                                   MARKET
                                                 SHARES             VALUE
----------------------------------------------------------------------------
MONEY MARKET FUNDS-5.80%

STIC Liquid Assets Portfolio(d)                 1,909,358        $ 1,909,358
----------------------------------------------------------------------------
STIC Prime Portfolio(d)                         1,909,358          1,909,358
============================================================================
    Total Money Market Funds (Cost
      $3,818,716)                                                  3,818,716
============================================================================
TOTAL INVESTMENTS-100.06% (Cost $75,183,226)                      65,805,002
============================================================================
OTHER ASSETS LESS LIABILITIES-(0.06%)                                (42,170)
============================================================================
NET ASSETS-100.00%                                               $65,762,832
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) The principal amount was pledged as collateral to cover margin requirements for open futures contracts. See Note 6.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                            AIM V.I. BLUE CHIP FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $75,183,226)  $65,805,002
------------------------------------------------------------
Receivables for:
  Investments sold                                    45,143
------------------------------------------------------------
  Variation margin                                     3,150
------------------------------------------------------------
  Fund shares sold                                    16,304
------------------------------------------------------------
  Dividends                                           45,598
------------------------------------------------------------
Investment for deferred compensation plan             12,345
------------------------------------------------------------
Other assets                                             320
============================================================
    Total assets                                  65,927,862
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              87,096
------------------------------------------------------------
  Deferred compensation plan                          12,345
------------------------------------------------------------
Accrued administrative services fees                  38,959
------------------------------------------------------------
Accrued distribution fees -- Series II                   135
------------------------------------------------------------
Accrued transfer agent fees                            2,608
------------------------------------------------------------
Accrued operating expenses                            23,887
============================================================
    Total liabilities                                165,030
============================================================
Net assets applicable to shares outstanding      $65,762,832
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $65,489,539
____________________________________________________________
============================================================
Series II                                        $   273,293
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                          12,471,076
____________________________________________________________
============================================================
Series II                                             52,142
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      5.25
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      5.24
____________________________________________________________
============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,215)                                        $    680,703
-------------------------------------------------------------
Dividends from affiliated money market funds           58,196
-------------------------------------------------------------
Interest                                                8,533
=============================================================
    Total investment income                           747,432
=============================================================

EXPENSES:

Advisory fees                                         486,916
-------------------------------------------------------------
Administrative services fees                          207,856
-------------------------------------------------------------
Custodian fees                                         34,528
-------------------------------------------------------------
Distribution fees -- Series II                            211
-------------------------------------------------------------
Transfer agent fees                                    11,536
-------------------------------------------------------------
Trustees' fees                                          8,963
-------------------------------------------------------------
Other                                                  16,352
=============================================================
    Total expenses                                    766,362
=============================================================
Less: Fees waived                                        (602)
-------------------------------------------------------------
    Expenses paid indirectly                              (14)
=============================================================
    Net expenses                                      765,746
=============================================================
Net investment income (loss)                          (18,314)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (15,554,771)
-------------------------------------------------------------
  Futures contracts                                   539,706
=============================================================
                                                  (15,015,065)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (4,604,566)
-------------------------------------------------------------
  Futures contracts                                  (783,346)
=============================================================
                                                   (5,387,912)
=============================================================
Net gain (loss) from investment securities and
  futures contracts                               (20,402,977)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(20,421,291)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                            AIM V.I. BLUE CHIP FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002           2001
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (18,314)   $   (74,326)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                          (15,015,065)    (7,619,531)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                 (5,387,912)    (2,129,492)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (20,421,291)    (9,823,349)
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                              --         (8,180)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      25,763,748     40,173,563
-----------------------------------------------------------------------------------------
  Series II                                                        291,643             --
=========================================================================================
    Net increase in net assets                                   5,634,100     30,342,034
=========================================================================================

NET ASSETS:

  Beginning of year                                             60,128,732     29,786,698
=========================================================================================
  End of year                                                 $ 65,762,832    $60,128,732
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 98,767,349    $72,726,131
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (16,520)       (12,379)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures contracts                           (23,566,459)    (8,551,394)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                            (9,421,538)    (4,033,626)
=========================================================================================
                                                              $ 65,762,832    $60,128,732
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.
                            AIM V.I. BLUE CHIP FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's primary investment objective is to achieve long-term growth of capital, with a secondary objective of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held.

                            AIM V.I. BLUE CHIP FUND

     The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $602.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $207,856 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $7,059 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $211.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $14 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $14.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--FUTURES CONTRACTS

On December 31, 2002, $148,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2002 were as follows:

                                                                UNREALIZED
                        NO. OF       MONTH/        MARKET      APPRECIATION
CONTRACT               CONTRACTS   COMMITMENT      VALUE      (DEPRECIATION)
----------------------------------------------------------------------------
S&P 500 Futures            9       Mar-03/Long   $1,977,525      $(43,314)
____________________________________________________________________________
============================================================================

                            AIM V.I. BLUE CHIP FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                             2002      2001
------------------------------------------------------------
Distributions paid from ordinary income      $ --     $8,180
____________________________________________________________
============================================================

Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                  $(14,448,449)
-------------------------------------------------------------
Temporary book/tax differences                        (16,520)
-------------------------------------------------------------
Capital loss carryforward                         (17,599,890)
-------------------------------------------------------------
Post-October capital loss deferral                   (939,658)
-------------------------------------------------------------
Shares of beneficial interest                      98,767,349
=============================================================
                                                 $ 65,762,832
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $   427,121
-----------------------------------------------------------
December 31, 2009                                5,392,628
-----------------------------------------------------------
December 31, 2010                               11,780,141
===========================================================
                                               $17,599,890
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $48,772,639 and $23,424,530, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $  1,232,562
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (15,681,011)
-------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investment securities                          $(14,448,449)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $80,253,451.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating losses on December 31, 2002, undistributed net investment income was increased by $14,173 and shares of beneficial interest decreased by $14,173. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                         2001
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     7,212,098    $ 43,703,169     6,509,601    $49,761,632
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                      59,871         337,748            --             --
=====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --              --         1,178          8,180
=====================================================================================================================
Reacquired:
  Series I                                                    (3,203,422)    (17,939,421)   (1,292,618)    (9,596,249)
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (7,729)        (46,105)           --             --
=====================================================================================================================
                                                               4,060,818    $ 26,055,391     5,218,161    $40,173,563
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Series II shares commenced sales on March 13, 2002.

                            AIM V.I. BLUE CHIP FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                              -----------------------------------------------------
                                                                                                  DECEMBER 29, 1999
                                                                                                  (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------      DECEMBER 31,
                                                               2002          2001       2000            1999
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.11       $  9.18    $ 10.00         $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.00(a)      (0.01)      0.02(a)        0.00
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.86)        (2.06)     (0.84)          0.00
===================================================================================================================
    Total from investment operations                            (1.86)        (2.07)     (0.82)          0.00
===================================================================================================================
Net asset value, end of period                                $  5.25       $  7.11    $  9.18         $10.00
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                (26.16)%      (22.54)%    (8.18)%         0.00
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $65,490       $60,129    $29,787         $1,000
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.18%(c)      1.26%      1.31%          1.30%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.18%(c)      1.26%      2.13%         12.49%(d)
===================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.03)%(c)    (0.17)%     0.07%          3.07%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            38%           19%        15%            --
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total return for the period shown.
(c)  Ratios are based on average daily net assets of $64,837,979.
(d)  Annualized.

                                                                SERIES II
                                                              --------------
                                                              MARCH 13, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               DECEMBER 31,
                                                                   2002
----------------------------------------------------------------------------
Net asset value, beginning of period                             $  7.00
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.01)(a)
----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.75)
============================================================================
    Total from investment operations                               (1.76)
============================================================================
Net asset value, end of period                                   $  5.24
____________________________________________________________________________
============================================================================
Total return(b)                                                   (25.14)%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   273
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets                             1.43%(c)
============================================================================
Ratio of net investment income (loss) to average net assets        (0.28)%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate                                               38%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total return for the period shown.
(c)  Ratios are annualized and based on average daily net assets of $104,902.

                            AIM V.I. BLUE CHIP FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                       AIM V.I. CAPITAL APPRECIATION FUND

Schedule of Investments

December 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.27%

Advertising-1.38%

Lamar Advertising Co.(a)                          323,700   $ 10,892,505
========================================================================

Aerospace & Defense-4.63%

L-3 Communications Holdings, Inc.(a)              196,400      8,820,324
------------------------------------------------------------------------
Lockheed Martin Corp.                             323,700     18,693,675
------------------------------------------------------------------------
Northrop Grumman Corp.                             91,700      8,894,900
========================================================================
                                                              36,408,899
========================================================================

Airlines-0.57%

Southwest Airlines Co.                            323,700      4,499,430
========================================================================

Apparel Retail-2.50%

Gap, Inc. (The)                                   426,100      6,613,072
------------------------------------------------------------------------
Limited Brands                                    323,700      4,509,141
------------------------------------------------------------------------
Ross Stores, Inc.                                  54,400      2,306,016
------------------------------------------------------------------------
TJX Cos., Inc. (The)                              319,500      6,236,640
========================================================================
                                                              19,664,869
========================================================================

Application Software-2.05%

Electronic Arts Inc.(a)                           118,700      5,907,699
------------------------------------------------------------------------
Intuit Inc.(a)                                    163,600      7,676,112
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       86,700      2,570,655
========================================================================
                                                              16,154,466
========================================================================

Banks-3.00%

Bank of America Corp.                              81,300      5,656,041
------------------------------------------------------------------------
Fifth Third Bancorp                               138,100      8,085,755
------------------------------------------------------------------------
Washington Mutual, Inc.                           213,000      7,354,890
------------------------------------------------------------------------
Wells Fargo & Co.                                  53,200      2,493,484
========================================================================
                                                              23,590,170
========================================================================

Biotechnology-2.45%

Amgen Inc.(a)                                     214,600     10,373,764
------------------------------------------------------------------------
Cephalon, Inc.(a)                                  54,100      2,632,939
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           78,300      2,662,200
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     108,100      3,585,677
========================================================================
                                                              19,254,580
========================================================================

Broadcasting & Cable TV-1.47%

Clear Channel Communications, Inc.(a)             161,300      6,014,877
------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                     80,900      1,662,495
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          159,700      3,912,650
========================================================================
                                                              11,590,022
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Casinos & Gambling-0.65%

MGM Mirage Inc.(a)                                155,000   $  5,110,350
========================================================================

Computer & Electronics Retail-1.50%

CDW Computer Centers, Inc.(a)                     269,000     11,795,650
========================================================================

Computer Hardware-2.18%

Dell Computer Corp.(a)                            431,600     11,540,984
------------------------------------------------------------------------
Hewlett-Packard Co.                               323,700      5,619,432
========================================================================
                                                              17,160,416
========================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.79%

Deere & Co.                                       134,900      6,185,165
========================================================================

Consumer Finance-0.71%

MBNA Corp.                                        292,950      5,571,909
========================================================================

Data Processing Services-3.12%

Concord EFS, Inc.(a)                              161,900      2,548,306
------------------------------------------------------------------------
Fiserv, Inc.(a)                                   647,412     21,979,637
========================================================================
                                                              24,527,943
========================================================================

Department Stores-0.58%

Kohl's Corp.(a)                                    81,600      4,565,520
========================================================================

Derivatives-0.97%

Nasdaq-100 Index Tracking Stock(a)                312,900      7,634,760
========================================================================

Diversified Financial Services-5.95%

Citigroup Inc.                                    129,500      4,557,105
------------------------------------------------------------------------
Fannie Mae                                         55,100      3,544,583
------------------------------------------------------------------------
Freddie Mac                                        81,400      4,806,670
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    80,900      5,509,290
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         162,400      6,163,080
------------------------------------------------------------------------
Moody's Corp.                                     200,300      8,270,387
------------------------------------------------------------------------
Morgan Stanley                                    155,700      6,215,544
------------------------------------------------------------------------
SLM Corp.                                          74,700      7,758,342
========================================================================
                                                              46,825,001
========================================================================

Drug Retail-0.81%

Walgreen Co.                                      217,600      6,351,744
========================================================================

Electronic Equipment & Instruments-0.93%

Molex Inc.                                        161,900      3,730,176
------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   319,500      3,572,010
========================================================================
                                                               7,302,186
========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Employment Services-0.66%

Robert Half International Inc.(a)                 323,100   $  5,205,141
========================================================================

Food Distributors-0.50%

Sysco Corp.                                       133,100      3,965,049
========================================================================

General Merchandise Stores-2.12%

Family Dollar Stores, Inc.                        188,800      5,892,448
------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             213,000     10,758,630
========================================================================
                                                              16,651,078
========================================================================

Health Care Distributors & Services-1.40%

AdvancePCS(a)                                      98,000      2,176,580
------------------------------------------------------------------------
Cardinal Health, Inc.                             149,500      8,848,905
========================================================================
                                                              11,025,485
========================================================================

Health Care Equipment-3.54%

Biomet, Inc.                                      406,925     11,662,470
------------------------------------------------------------------------
Medtronic, Inc.                                   220,400     10,050,240
------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         155,200      6,164,544
========================================================================
                                                              27,877,254
========================================================================

Health Care Facilities-1.53%

HCA Inc.                                          146,000      6,059,000
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A        336,200      6,017,980
========================================================================
                                                              12,076,980
========================================================================

Home Improvement Retail-1.16%

Lowe's Cos., Inc.                                 242,800      9,105,000
========================================================================

Homebuilding-1.51%

Centex Corp.                                       64,700      3,247,940
------------------------------------------------------------------------
D.R. Horton, Inc.                                 129,500      2,246,825
------------------------------------------------------------------------
Lennar Corp.                                       64,700      3,338,520
------------------------------------------------------------------------
Pulte Homes, Inc.                                  63,900      3,058,893
========================================================================
                                                              11,892,178
========================================================================

Household Products-1.70%

Clorox Co. (The)                                   80,900      3,337,125
------------------------------------------------------------------------
Procter & Gamble Co. (The)                        117,100     10,063,574
========================================================================
                                                              13,400,699
========================================================================

Housewares & Specialties-0.75%

Newell Rubbermaid Inc.                            194,200      5,890,086
========================================================================

Industrial Conglomerates-0.68%

3M Co.                                             43,200      5,326,560
========================================================================

Industrial Machinery-0.45%

Danaher Corp.                                      54,000      3,547,800
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Integrated Oil & Gas-0.44%

Exxon Mobil Corp.                                  98,000   $  3,424,120
========================================================================

Internet Retail-0.47%

eBay Inc.(a)                                       54,000      3,662,280
========================================================================

IT Consulting & Services-1.05%

Affiliated Computer Services, Inc.-Class A(a)      47,400      2,495,610
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      244,000      5,748,640
========================================================================
                                                               8,244,250
========================================================================

Life & Health Insurance-0.39%

AFLAC Inc.                                        102,500      3,087,300
========================================================================

Managed Health Care-2.99%

Caremark Rx, Inc.(a)                              539,500      8,766,875
------------------------------------------------------------------------
UnitedHealth Group Inc.                            71,400      5,961,900
------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                 123,400      8,781,144
========================================================================
                                                              23,509,919
========================================================================

Motorcycle Manufacturers-1.42%

Harley-Davidson, Inc.                             241,400     11,152,680
========================================================================

Movies & Entertainment-0.24%

Viacom Inc.-Class B(a)                             47,000      1,915,720
========================================================================

Multi-Line Insurance-1.94%

American International Group, Inc.                263,400     15,237,690
========================================================================

Networking Equipment-1.44%

Cisco Systems, Inc.(a)                            863,200     11,307,920
========================================================================

Oil & Gas Drilling-1.36%

Nabors Industries, Ltd. (Bermuda)(a)              107,900      3,805,633
------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                   107,900      3,792,685
------------------------------------------------------------------------
Transocean Inc.                                   133,100      3,087,920
========================================================================
                                                              10,686,238
========================================================================

Oil & Gas Equipment & Services-0.80%

Smith International, Inc.(a)                       95,800      3,124,996
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        79,900      3,190,407
========================================================================
                                                               6,315,403
========================================================================

Oil & Gas Exploration & Production-0.39%

Apache Corp.                                       54,000      3,077,460
========================================================================

Packaged Foods & Meats-0.54%

General Mills, Inc.                                54,000      2,535,300
------------------------------------------------------------------------
Unilever PLC (United Kingdom)                     177,400      1,689,814
========================================================================
                                                               4,225,114
========================================================================

Personal Products-0.52%

Gillette Co. (The)                                134,900      4,095,564
========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Pharmaceuticals-6.41%

Forest Laboratories, Inc.(a)                       76,800   $  7,543,296
------------------------------------------------------------------------
Johnson & Johnson                                  77,100      4,141,041
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           215,800     10,718,786
------------------------------------------------------------------------
Pfizer Inc.                                       616,600     18,849,462
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        239,000      9,227,790
========================================================================
                                                              50,480,375
========================================================================

Property & Casualty Insurance-0.24%

XL Capital Ltd.-Class A (Bermuda)                  24,200      1,869,450
========================================================================

Publishing-0.49%

Gannett Co., Inc.                                  54,000      3,877,200
========================================================================

Restaurants-2.70%

Brinker International, Inc.(a)                    292,500      9,433,125
------------------------------------------------------------------------
Darden Restaurants, Inc.                          161,900      3,310,855
------------------------------------------------------------------------
Outback Steakhouse, Inc.                          161,000      5,544,840
------------------------------------------------------------------------
Wendy's International, Inc.                       108,500      2,937,095
========================================================================
                                                              21,225,915
========================================================================

Semiconductor Equipment-4.62%

Applied Materials, Inc.(a)                        814,600     10,614,238
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               187,700      6,638,949
------------------------------------------------------------------------
Lam Research Corp.(a)                             431,600      4,661,280
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         323,700      9,089,496
------------------------------------------------------------------------
Teradyne, Inc.(a)                                 412,800      5,370,528
========================================================================
                                                              36,374,491
========================================================================

Semiconductors-7.26%

Altera Corp.(a)                                   481,200      5,938,008
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           381,000      9,094,470
------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)             238,600      1,997,082
------------------------------------------------------------------------
Intel Corp.                                       326,500      5,083,605
------------------------------------------------------------------------
Linear Technology Corp.                           277,400      7,134,728
------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   215,800      7,130,032
------------------------------------------------------------------------
Microchip Technology Inc.                         606,025     14,817,311
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Semiconductors-(Continued)

Micron Technology, Inc.(a)                        323,700   $  3,152,838
------------------------------------------------------------------------
Texas Instruments Inc.                            185,900      2,790,359
========================================================================
                                                              57,138,433
========================================================================

Soft Drinks-1.08%

Coca-Cola Co. (The)                               194,200      8,509,844
========================================================================

Specialty Stores-2.88%

Bed Bath & Beyond Inc.(a)                         280,600      9,689,118
------------------------------------------------------------------------
CarMax, Inc.(a)                                   107,900      1,929,252
------------------------------------------------------------------------
Office Depot, Inc.(a)                             215,800      3,185,208
------------------------------------------------------------------------
Staples, Inc.(a)                                  430,200      7,872,660
========================================================================
                                                              22,676,238
========================================================================

Systems Software-3.54%

Microsoft Corp.(a)                                539,500     27,892,150
========================================================================

Telecommunications Equipment-0.49%

Motorola, Inc.                                    450,000      3,892,500
========================================================================

Tobacco-0.50%

Philip Morris Cos. Inc.                            97,600      3,955,728
========================================================================

Wireless Telecommunication Services-0.83%

Nextel Communications, Inc.-Class A(a)            312,200      3,605,910
------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)             1,618,730      2,954,679
========================================================================
                                                               6,560,589
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $800,418,311)                          765,443,466
========================================================================

MONEY MARKET FUNDS-3.16%

STIC Liquid Assets Portfolio(b)                12,440,001     12,440,001
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        12,440,001     12,440,001
========================================================================
    Total Money Market Funds (Cost
      $24,880,002)                                            24,880,002
========================================================================
TOTAL INVESTMENTS-100.43% (Cost $825,298,313)                790,323,468
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.43%)                         (3,392,591)
========================================================================
NET ASSETS-100.00%                                          $786,930,877
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $825,298,313)                                  $790,323,468
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    295,888
-------------------------------------------------------------
  Dividends                                           319,087
-------------------------------------------------------------
  Amount due from advisor                              10,914
-------------------------------------------------------------
Investment for deferred compensation plan              44,480
-------------------------------------------------------------
Other assets                                            4,271
=============================================================
     Total assets                                 790,998,108
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             2,264,397
-------------------------------------------------------------
  Fund shares reacquired                            1,148,789
-------------------------------------------------------------
  Deferred compensation plan                           44,480
-------------------------------------------------------------
Accrued administrative services fees                  427,182
-------------------------------------------------------------
Accrued distribution fees -- Series II                 12,611
-------------------------------------------------------------
Accrued transfer agent fees                            30,955
-------------------------------------------------------------
Accrued operating expenses                            138,817
=============================================================
     Total liabilities                              4,067,231
=============================================================
Net assets applicable to shares outstanding      $786,930,877
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $763,038,338
_____________________________________________________________
=============================================================
Series II                                        $ 23,892,539
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           46,438,631
_____________________________________________________________
=============================================================
Series II                                           1,459,034
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      16.43
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      16.38
_____________________________________________________________
=============================================================


Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $20,133)                                      $   4,988,342
-------------------------------------------------------------
Dividends from affiliated money market funds          560,811
=============================================================
    Total investment income                         5,549,153
=============================================================

EXPENSES:

Advisory fees                                       5,887,471
-------------------------------------------------------------
Administrative services fees                        1,965,766
-------------------------------------------------------------
Custodian fees                                        139,417
-------------------------------------------------------------
Distribution fees -- Series II                         29,774
-------------------------------------------------------------
Transfer agent fees                                    97,877
-------------------------------------------------------------
Trustees' fees                                         13,857
-------------------------------------------------------------
Other                                                  98,440
=============================================================
    Total expenses                                  8,232,602
=============================================================
Less: Fees waived                                      (6,569)
-------------------------------------------------------------
    Expenses paid indirectly                             (399)
=============================================================
    Net expenses                                    8,225,634
=============================================================
Net investment income (loss)                       (2,676,481)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (155,802,654)
-------------------------------------------------------------
  Foreign currencies                                   (9,494)
=============================================================
                                                 (155,812,148)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (118,601,496)
-------------------------------------------------------------
  Foreign currencies                                      403
=============================================================
                                                 (118,601,093)
=============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (274,413,241)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(277,089,722)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                   2002              2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (2,676,481)   $   (2,701,518)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (155,812,148)     (228,295,601)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (118,601,093)     (130,556,561)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (277,089,722)     (361,553,680)
==============================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                --       (93,353,689)
----------------------------------------------------------------------------------------------
  Series II                                                               --          (235,797)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (123,222,717)       81,141,922
----------------------------------------------------------------------------------------------
  Series II                                                       23,479,493         3,556,366
==============================================================================================
    Net increase (decrease) in net assets                       (376,832,946)     (370,444,878)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,163,763,823     1,534,208,701
==============================================================================================
  End of year                                                 $  786,930,877    $1,163,763,823
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,242,488,118    $1,344,898,013
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (92,938)          (73,633)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (420,489,854)     (264,687,201)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            (34,974,449)       83,626,644
==============================================================================================
                                                              $  786,930,877    $1,163,763,823
______________________________________________________________________________________________
==============================================================================================

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the

                       AIM V.I. CAPITAL APPRECIATION FUND
     pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $6,569.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies

                       AIM V.I. CAPITAL APPRECIATION FUND
that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $1,965,766 of which AIM retained $172,093 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $53,537 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $29,774.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $4,440 services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $399 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $399.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                           2002       2001
--------------------------------------------------------------
Distributions paid from:
  Long-term capital gain                   $--     $93,589,486
______________________________________________________________
==============================================================

Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $  (41,070,176)
-------------------------------------------------------------
Capital loss carryforward                        (411,162,152)
-------------------------------------------------------------
Post-October capital loss deferral                 (3,231,975)
-------------------------------------------------------------
Post-October currency loss deferral                    (9,502)
-------------------------------------------------------------
Temporary book/tax differences                        (83,436)
-------------------------------------------------------------
Shares of beneficial interest                   1,242,488,118
=============================================================
                                               $  786,930,877
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $396.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                   CARRYFORWARD
---------------------------------------------------------
December 31, 2009                            $254,717,808
---------------------------------------------------------
December 31, 2010                             156,444,344
=========================================================
                                             $411,162,152
_________________________________________________________
=========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $625,333,312 and $726,993,216, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $  92,934,486
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (134,005,058)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $ (41,070,572)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $831,394,040.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses and foreign currency transactions on December 31, 2002, undistributed net investment income
(loss) was increased by $2,657,176, undistributed net realized gains (losses) increased by $9,495 and shares of beneficial interest decreased by $2,666,671. This reclassification had no effect on the net assets of the Fund.

NOTE 9--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 154         39,577
----------------------------------------------------------
Exercised                              (154)       (39,577)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     10,379,924    $ 195,828,397     11,408,354    $ 289,501,205
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                    1,386,641       24,993,930        154,482        3,376,463
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                             --               --      4,384,861       93,353,689
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                           --               --         11,086          235,797
==========================================================================================================================
Reacquired:
  Series I                                                    (17,365,036)    (319,051,114)   (12,117,352)    (301,712,972)
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (90,181)      (1,514,437)        (2,994)         (55,894)
==========================================================================================================================
                                                               (5,688,652)   $ (99,743,224)     3,838,437    $  84,698,288
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Series II shares commenced sales on August 21, 2001.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2002            2001            2000          1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.72       $    30.84      $    35.58    $    25.20    $  21.75
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)        (0.05)(a)       (0.05)        (0.02)       0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.24)           (7.17)          (3.79)        11.17        4.12
=================================================================================================================================
    Total from investment operations                             (5.29)           (7.22)          (3.84)        11.15        4.14
=================================================================================================================================
Less distributions:
  Dividends from net investment income                              --               --              --         (0.02)      (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --            (1.90)          (0.90)        (0.75)      (0.65)
=================================================================================================================================
    Total distributions                                             --            (1.90)          (0.90)        (0.77)      (0.69)
=================================================================================================================================
Net asset value, end of period                                $  16.43       $    21.72      $    30.84    $    35.58    $  25.20
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 (24.35)%         (23.28)%        (10.91)%       44.61%      19.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $763,038       $1,160,236      $1,534,209    $1,131,217    $647,248
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           0.85%(c)         0.85%           0.82%         0.73%       0.67%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.27)%(c)       (0.22)%         (0.17)%       (0.06)%      0.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             67%              65%             98%           65%         83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $948,502,072.

                                                                          SERIES II
                                                              ----------------------------------
                                                                                 AUGUST 21, 2001
                                                                                   (DATE SALES
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  2002                2001
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 21.70              $23.19
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)(a)           (0.04)(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (5.23)               0.45
================================================================================================
    Total from investment operations                              (5.32)               0.41
================================================================================================
Less distributions from net realized gains                           --               (1.90)
================================================================================================
Net asset value, end of period                                  $ 16.38              $21.70
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                  (24.52)%              1.94%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $23,893              $3,527
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets                            1.10%(c)            1.09%(d)
================================================================================================
Ratio of net investment income (loss) to average net assets       (0.52)%(c)          (0.46)%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              67%                 65%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $11,909,687.
(d)  Annualized.

                       AIM V.I. CAPITAL APPRECIATION FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Development Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                       AIM V.I. CAPITAL DEVELOPMENT FUND

Schedule of Investments

December 31, 2002

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-80.97%

Advertising-1.11%

Lamar Advertising Co.(a)                          27,950   $   940,517
======================================================================

Air Freight & Logistics-2.14%

C.H. Robinson Worldwide, Inc.                     36,600     1,141,920
----------------------------------------------------------------------
Ryder System, Inc.                                30,100       675,444
======================================================================
                                                             1,817,364
======================================================================

Apparel Retail-0.75%

Ross Stores, Inc.                                 15,000       635,850
======================================================================

Application Software-2.34%

Fair, Issac and Co., Inc.                         25,700     1,097,390
----------------------------------------------------------------------
J.D. Edwards & Co.(a)                             42,800       482,784
----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               22,200       406,260
======================================================================
                                                             1,986,434
======================================================================

Banks-1.44%

Compass Bancshares, Inc.                          19,600       612,892
----------------------------------------------------------------------
Huntington Bancshares Inc.                        32,500       608,075
======================================================================
                                                             1,220,967
======================================================================

Broadcasting & Cable TV-1.39%

Cox Radio, Inc.-Class A(a)                        30,200       688,862
----------------------------------------------------------------------
Entercom Communications Corp.(a)                  10,500       492,660
======================================================================
                                                             1,181,522
======================================================================

Building Products-1.03%

American Standard Cos. Inc.(a)                    12,300       875,022
======================================================================

Commercial Printing-0.00%

American Bank Note Holographics, Inc.-Wts.,
  expiring 06/18/03(a)                                74             2
======================================================================

Computer & Electronics Retail-1.88%

Best Buy Co., Inc.(a)                             36,000       869,400
----------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                     16,700       732,295
======================================================================
                                                             1,601,695
======================================================================

Consumer Finance-1.00%

AmeriCredit Corp.(a)                              57,600       445,824
----------------------------------------------------------------------
Saxon Capital Acquisition Corp. (Acquired
  07/27/01; Cost $212,100)(a)(b)                  21,000       262,710
----------------------------------------------------------------------
Saxon Capital, Inc.(a)                            11,600       145,116
======================================================================
                                                               853,650
======================================================================

Data Processing Services-6.00%

Alliance Data Systems Corp.(a)                    56,800     1,006,496
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
Data Processing Services-(Continued)

BISYS Group, Inc. (The)(a)                        50,000   $   795,000
----------------------------------------------------------------------
Ceridian Corp.(a)                                 46,000       663,320
----------------------------------------------------------------------
Certegy Inc.(a)                                   37,550       921,853
----------------------------------------------------------------------
DST Systems, Inc.(a)                              13,900       494,145
----------------------------------------------------------------------
Iron Mountain Inc.(a)                             36,925     1,218,894
======================================================================
                                                             5,099,708
======================================================================

Diversified Financial Services-2.15%

Affiliated Managers Group, Inc.(a)                 9,300       467,790
----------------------------------------------------------------------
LaBranche & Co. Inc.(a)                           16,100       428,904
----------------------------------------------------------------------
Principal Financial Group, Inc.                   30,900       931,017
======================================================================
                                                             1,827,711
======================================================================

Electric Utilities-1.01%

FPL Group, Inc.                                   14,300       859,859
======================================================================

Electrical Components & Equipment-1.36%

Rockwell Automation, Inc.                         56,000     1,159,760
======================================================================

Electronic Equipment & Instruments-4.84%

Amphenol Corp.-Class A(a)                         18,800       714,400
----------------------------------------------------------------------
Tektronix, Inc.(a)                                38,900       707,591
----------------------------------------------------------------------
Thermo Electron Corp.(a)                          44,600       897,352
----------------------------------------------------------------------
Varian Inc.(a)                                    33,600       963,984
----------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   25,800       288,444
----------------------------------------------------------------------
Waters Corp.(a)                                   24,700       537,966
======================================================================
                                                             4,109,737
======================================================================

Environmental Services-1.06%

Republic Services, Inc.(a)                        43,000       902,140
======================================================================

Food Distributors-0.92%

Performance Food Group Co.(a)                     23,100       784,453
======================================================================

Food Retail-0.51%

Winn-Dixie Stores, Inc.                           28,400       433,952
======================================================================

Footwear-1.04%

Reebok International Ltd.(a)                      30,100       884,940
======================================================================

Forest Products-0.52%

Louisiana-Pacific Corp.(a)                        54,700       440,882
======================================================================

Gas Utilities-1.01%

Kinder Morgan, Inc.                               20,400       862,308
======================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

General Merchandise Stores-1.21%

BJ's Wholesale Club, Inc.(a)                      10,200   $   186,660
----------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                       34,400       845,208
======================================================================
                                                             1,031,868
======================================================================

Gold-0.53%

Newmont Mining Corp.                              15,500       449,965
======================================================================

Health Care Distributors & Services-1.63%

AdvancePCS(a)                                     22,400       497,504
----------------------------------------------------------------------
Andrx Group(a)                                    26,900       394,623
----------------------------------------------------------------------
Lincare Holdings Inc.(a)                          15,600       493,272
======================================================================
                                                             1,385,399
======================================================================

Health Care Equipment-2.02%

Bard (C.R.), Inc.                                 15,200       881,600
----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           27,700       833,216
======================================================================
                                                             1,714,816
======================================================================

Health Care Facilities-0.53%

LifePoint Hospitals, Inc.(a)                      14,900       445,972
======================================================================

Household Appliances-1.95%

Black & Decker Corp. (The)                        15,200       651,928
----------------------------------------------------------------------
Snap-on Inc.                                      35,900     1,009,149
======================================================================
                                                             1,661,077
======================================================================

Industrial Machinery-3.47%

Flowserve Corp.(a)                                15,000       221,850
----------------------------------------------------------------------
Pall Corp.                                        52,600       877,368
----------------------------------------------------------------------
Parker-Hannifin Corp.                             19,100       881,083
----------------------------------------------------------------------
SPX Corp.(a)                                      25,900       969,955
======================================================================
                                                             2,950,256
======================================================================

Integrated Oil & Gas-0.84%

Murphy Oil Corp.                                  16,600       711,310
======================================================================

IT Consulting & Services-2.72%

Affiliated Computer Services, Inc.-Class A(a)      2,200       115,830
----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      21,100       497,116
----------------------------------------------------------------------
Titan Corp. (The)(a)                              87,100       905,840
----------------------------------------------------------------------
Unisys Corp.(a)                                   80,100       792,990
======================================================================
                                                             2,311,776
======================================================================

Leisure Products-1.77%

Brunswick Corp.                                   30,600       607,716
----------------------------------------------------------------------
Hasbro, Inc.                                      77,800       898,590
======================================================================
                                                             1,506,306
======================================================================

Life & Health Insurance-0.77%

Nationwide Financial Services, Inc.-Class A       22,900       656,085
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

Managed Health Care-2.70%

Anthem, Inc.(a)                                   15,400   $   968,660
----------------------------------------------------------------------
Caremark Rx, Inc.(a)                              47,500       771,875
----------------------------------------------------------------------
Coventry Health Care, Inc.(a)                     19,200       557,376
======================================================================
                                                             2,297,911
======================================================================

Movies & Entertainment-0.29%

Macrovision Corp.(a)                              15,200       243,808
======================================================================

Mutual Funds-1.49%

iShares Nasdaq Biotechnology Index Fund(a)         8,200       404,670
----------------------------------------------------------------------
S&P MidCap 400 Depositary Receipts Trust
  Series 1                                        11,000       865,150
======================================================================
                                                             1,269,820
======================================================================

Office Electronics-0.94%

Zebra Technologies Corp.-Class A(a)               13,900       796,470
======================================================================

Oil & Gas Drilling-1.17%

Pride International, Inc.(a)                      66,800       995,320
======================================================================

Oil & Gas Equipment & Services-1.61%

BJ Services Co.(a)                                27,600       891,756
----------------------------------------------------------------------
Key Energy Services, Inc.(a)                      53,200       477,204
======================================================================
                                                             1,368,960
======================================================================

Oil & Gas Exploration & Production-1.72%

Devon Energy Corp.                                16,500       757,350
----------------------------------------------------------------------
Ocean Energy, Inc.                                35,200       702,944
======================================================================
                                                             1,460,294
======================================================================

Oil & Gas Refining, Marketing &
  Transportation-1.12%

Valero Energy Corp.                               25,800       953,052
======================================================================

Paper Products-1.23%

Bowater Inc.                                      24,900     1,044,555
======================================================================

Pharmaceuticals-2.74%

Allergan, Inc.                                    15,200       875,824
----------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)            9,300       461,931
----------------------------------------------------------------------
Mylan Laboratories Inc.                           28,300       987,670
======================================================================
                                                             2,325,425
======================================================================

Property & Casualty Insurance-2.94%

PMI Group, Inc. (The)                             41,700     1,252,668
----------------------------------------------------------------------
Radian Group Inc.                                 33,500     1,244,525
======================================================================
                                                             2,497,193
======================================================================

Publishing-2.61%

Belo Corp.-Class A                                20,100       428,532
----------------------------------------------------------------------
Knight-Ridder, Inc.                               14,000       885,500
----------------------------------------------------------------------
New York Times Co. (The)-Class A                  19,700       900,881
======================================================================
                                                             2,214,913
======================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

Real Estate Investment Trusts-3.13%

American Financial Realty Trust (Acquired
  09/04/02; Cost $883,000)(a)(b)                  88,300   $ 1,081,675
----------------------------------------------------------------------
FBR Asset Investment Corp.                        33,300     1,128,870
----------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       18,900       446,040
======================================================================
                                                             2,656,585
======================================================================

Restaurants-1.57%

Brinker International, Inc.(a)                    28,100       906,225
----------------------------------------------------------------------
Ruby Tuesday, Inc.                                24,700       427,063
======================================================================
                                                             1,333,288
======================================================================

Semiconductors-0.88%

Microchip Technology Inc.                         30,700       750,615
======================================================================

Specialty Chemicals-1.19%

International Flavors & Fragrances Inc.           28,800     1,010,880
======================================================================

Specialty Stores-1.64%

Advance Auto Parts, Inc.(a)                       17,700       865,530
----------------------------------------------------------------------
Copart, Inc.(a)                                   44,700       529,248
======================================================================
                                                             1,394,778
======================================================================

Systems Software-1.06%

Adobe Systems Inc.                                12,800       318,848
----------------------------------------------------------------------
Symantec Corp.(a)                                 14,300       578,435
======================================================================
                                                               897,283
======================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $66,899,457)                   68,814,453
======================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-9.92%

Bermuda-3.06%

Everest Re Group, Ltd. (Reinsurance)               7,600       420,280
----------------------------------------------------------------------
PartnerRe Ltd. (Reinsurance)                      17,500       906,850
----------------------------------------------------------------------
Platinum Underwriters Holdings, Ltd.
  (Insurance Brokers)(a)                          23,600       621,860
----------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                     22,600       647,942
======================================================================
                                                             2,596,932
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

Canada-1.84%

Biovail Corp. (Pharmaceuticals)(a)                10,600   $   279,946
----------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                 25,000       352,500
----------------------------------------------------------------------
Potash Corp. of Saskatchewan Inc.
  (Fertilizers & Agricultural Chemicals)          14,600       928,414
======================================================================
                                                             1,560,860
======================================================================

Cayman Islands-3.80%

ACE Ltd. (Property & Casualty Insurance)          13,607       399,230
----------------------------------------------------------------------
Garmin Ltd. (Consumer Electronics)(a)             31,000       908,300
----------------------------------------------------------------------
GlobalSantaFe Corp. (Oil & Gas Drilling)(a)       38,900       946,048
----------------------------------------------------------------------
XL Capital Ltd.-Class A (Property & Casualty
  Insurance)                                      12,600       973,350
======================================================================
                                                             3,226,928
======================================================================

France-0.47%

Business Objects S.A.-ADR (Application
  Software)(a)                                    26,700       400,500
======================================================================

South Africa-0.49%

AngloGold Ltd.-ADR (Gold)                         12,200       417,972
======================================================================

United Kingdom-0.26%

Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)(a)                            11,900       224,791
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $8,251,231)                            8,427,983
======================================================================

MONEY MARKET FUNDS-9.51%

STIC Liquid Assets Portfolio(c)                4,042,207     4,042,207
----------------------------------------------------------------------
STIC Prime Portfolio(c)                        4,042,207     4,042,207
======================================================================
    Total Money Market Funds (Cost
      $8,084,414)                                            8,084,414
======================================================================
TOTAL INVESTMENTS-100.40% (Cost $83,235,102)                85,326,850
======================================================================
OTHER ASSETS LESS LIABILITIES-(0.40%)                         (340,384)
======================================================================
NET ASSETS-100.00%                                         $84,986,466
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $1,344,385, which represented 1.58% of the Fund's net assets. These securities may be considered illiquid.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $83,235,102)  $85,326,850
------------------------------------------------------------
Receivables for:
  Investments sold                                   107,973
------------------------------------------------------------
  Fund shares sold                                    10,198
------------------------------------------------------------
  Dividends                                           95,749
------------------------------------------------------------
Investment for deferred compensation plan             19,647
------------------------------------------------------------
Other assets                                             421
============================================================
     Total assets                                 85,560,838
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                              348,803
------------------------------------------------------------
  Fund shares reacquired                              78,340
------------------------------------------------------------
  Deferred compensation plan                          19,647
------------------------------------------------------------
Accrued administrative services fees                  91,182
------------------------------------------------------------
Accrued distribution fees -- Series II                 8,367
------------------------------------------------------------
Accrued transfer agent fees                            4,843
------------------------------------------------------------
Accrued operating expenses                            23,190
============================================================
     Total liabilities                               574,372
============================================================
Net assets applicable to shares outstanding      $84,986,466
____________________________________________________________
============================================================


NET ASSETS:

Series I                                         $70,017,654
____________________________________________________________
============================================================
Series II                                        $14,968,812
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           7,455,722
____________________________________________________________
============================================================
Series II                                          1,598,575
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      9.39
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      9.36
____________________________________________________________
============================================================


Statement of Operations
For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,439)                                        $    890,672
-------------------------------------------------------------
Dividends from affiliated money market funds          106,887
-------------------------------------------------------------
Interest                                                  108
=============================================================
    Total investment income                           997,667
=============================================================

EXPENSES:

Advisory fees                                         703,517
-------------------------------------------------------------
Administrative services fees                          275,694
-------------------------------------------------------------
Custodian fees                                         39,378
-------------------------------------------------------------
Distribution fees -- Series II                         21,457
-------------------------------------------------------------
Transfer agent fees                                    19,823
-------------------------------------------------------------
Trustees' fees                                          9,121
-------------------------------------------------------------
Other                                                  24,553
=============================================================
    Total expenses                                  1,093,543
=============================================================
Less: Fees waived                                      (1,117)
-------------------------------------------------------------
    Expenses paid indirectly                             (100)
=============================================================
    Net expenses                                    1,092,326
=============================================================
Net investment income (loss)                          (94,659)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (12,418,154)
-------------------------------------------------------------
  Foreign currencies                                   10,931
-------------------------------------------------------------
  Option contracts written                            143,158
=============================================================
                                                  (12,264,065)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (10,808,516)
-------------------------------------------------------------
  Foreign currencies                                      126
=============================================================
                                                  (10,808,390)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts         (23,072,455)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(23,167,114)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (94,659)   $   (138,787)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                    (12,264,065)    (11,864,022)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (10,808,390)      5,254,554
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (23,167,114)     (6,748,255)
==========================================================================================
Share transactions-net:
  Series I                                                      (1,892,798)     24,793,289
------------------------------------------------------------------------------------------
  Series II                                                     14,547,621       2,579,665
==========================================================================================
    Net increase (decrease) in net assets                      (10,512,291)     20,624,699
==========================================================================================

NET ASSETS:

  Beginning of year                                             95,498,757      74,874,058
==========================================================================================
  End of year                                                 $ 84,986,466    $ 95,498,757
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $112,686,465    $100,111,093
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (26,541)        (22,264)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (29,765,332)    (17,490,336)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           2,091,874      12,900,264
==========================================================================================
                                                              $ 84,986,466    $ 95,498,757
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

     The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $1,117.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $275,694 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $11,951 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $21,457.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,734 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $100 under an expense offset arrangement which resulted in a reduction of the Fund's expenses of $100.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
-----------------------------------------------------------
Beginning of year                        --       $      --
-----------------------------------------------------------
Written                                 516         163,010
-----------------------------------------------------------
Closed                                 (516)       (163,010)
===========================================================
End of year                              --       $      --
___________________________________________________________
===========================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

  There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2002 and 2001.

Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation -- investments           $  1,569,731
-------------------------------------------------------------
Temporary book/tax differences                        (26,541)
-------------------------------------------------------------
Capital loss carryforward                         (29,062,697)
-------------------------------------------------------------
Post-October capital loss deferral                   (180,492)
-------------------------------------------------------------
Shares of beneficial interest                     112,686,465
=============================================================
                                                 $ 84,986,466
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and other deferrals. The tax-basis unrealized appreciation on investments includes appreciation on foreign currencies of $126.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                          CAPITAL
                            LOSS
      EXPIRATION        CARRYFORWARD
------------------------------------
December 31, 2006       $   204,323
------------------------------------
December 31, 2007            82,869
------------------------------------
December 31, 2008         2,661,143
------------------------------------
December 31, 2009        13,961,443
------------------------------------
December 31, 2010        12,152,919
====================================
                        $29,062,697
____________________________________
====================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $115,204,833 and $106,896,020, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:


Aggregate unrealized appreciation of investment
  securities                                      $ 6,428,155
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (4,858,550)
=============================================================
Net unrealized appreciation of investment
  securities                                      $ 1,569,605
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $83,757,245.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss and foreign currency transactions on December 31, 2002, undistributed net investment income was increased by $90,382, undistributed net realized gains decreased by $10,931 and shares of beneficial interest decreased by $79,451. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                         2001
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,632,368    $ 18,502,411    2,664,233    $32,507,353
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                   1,558,305      16,426,876      241,623      2,682,821
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Series I                                                    (1,941,781)    (20,395,209)    (661,439)    (7,714,064)
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                    (191,525)     (1,879,255)      (9,828)      (103,156)
====================================================================================================================
                                                               1,057,367    $ 12,654,823    2,234,589    $27,372,954
____________________________________________________________________________________________________________________
====================================================================================================================

* Series II shares commenced sales on August 21, 2001.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          SERIES I
                                                            ---------------------------------------------------------------------
                                                                                                                 MAY 1, 1998
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                                                            ----------------------------------------------       DECEMBER 31,
                                                             2002          2001       2000          1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 11.94       $ 12.99    $ 11.89       $  9.21            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.01)(a)     (0.02)     (0.01)(a)     (0.03)(a)          0.03(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (2.54)        (1.03)      1.11          2.71             (0.78)
=================================================================================================================================
    Total from investment operations                          (2.55)        (1.05)      1.10          2.68             (0.75)
=================================================================================================================================
Less distributions from net investment income                    --            --         --            --             (0.04)
=================================================================================================================================
Net asset value, end of period                              $  9.39       $ 11.94    $ 12.99       $ 11.89            $ 9.21
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              (21.36)%       (8.08)%     9.25%        29.10%            (7.51)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $70,018       $92,732    $74,874       $11,035            $3,172
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.14%(c)      1.16%      1.19%         1.23%             1.21%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.14%(c)      1.16%      1.38%         3.42%             5.80%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.08)%(c)    (0.16)%    (0.07)%       (0.32)%            0.62%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         121%          125%       110%          132%               45%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $85,219,471.
(d)  Annualized.


                                                                              SERIES II
                                                                --------------------------------------
                                                                                AUGUST 21, 2001
                                                                                 (DATE SALES
                                                                YEAR ENDED      COMMENCED) TO
                                                                DECEMBER 31,     DECEMBER 31,
                                                                  2002               2001
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 11.94               $11.88
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.03)(a)            (0.01)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (2.55)                0.07
======================================================================================================
    Total from investment operations                                (2.58)                0.06
======================================================================================================
Net asset value, end of period                                    $  9.36               $11.94
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                    (21.61)%               0.50%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $14,969               $2,767
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                              1.39%(c)             1.41%(d)
======================================================================================================
Ratio of net investment income (loss) to average net assets         (0.33)%(c)           (0.41)%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate                                               121%                 125%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $8,582,831.
(d)  Annualized.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Core Equity Fund, formerly AIM V.I. Growth and Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Core Equity Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                           AIM V.I. CORE EQUITY FUND

Schedule of Investments

December 31, 2002

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-87.69%

Advertising-1.52%

Omnicom Group Inc.                                 327,400   $   21,150,040
===========================================================================

Aerospace & Defense-3.61%

Lockheed Martin Corp.                              107,300        6,196,575
---------------------------------------------------------------------------
Northrop Grumman Corp.                             230,000       22,310,000
---------------------------------------------------------------------------
Raytheon Co.                                       702,300       21,595,725
===========================================================================
                                                                 50,102,300
===========================================================================

Apparel Retail-1.38%

Limited Brands                                   1,374,000       19,139,820
===========================================================================

Banks-2.55%

Bank of America Corp.                              216,900       15,089,733
---------------------------------------------------------------------------
Washington Mutual, Inc.                            589,300       20,348,529
===========================================================================
                                                                 35,438,262
===========================================================================

Brewers-1.87%

Anheuser-Busch Cos., Inc.                          535,000       25,894,000
===========================================================================

Building Products-2.15%

American Standard Cos. Inc.(a)                     200,000       14,228,000
---------------------------------------------------------------------------
Masco Corp.                                        738,500       15,545,425
===========================================================================
                                                                 29,773,425
===========================================================================

Computer & Electronics Retail-1.11%

Best Buy Co., Inc.(a)                              640,000       15,456,000
===========================================================================

Computer Hardware-1.37%

International Business Machines Corp.              245,600       19,034,000
===========================================================================

Construction Materials-1.04%

Vulcan Materials Co.                               384,700       14,426,250
===========================================================================

Data Processing Services-2.20%

Automatic Data Processing, Inc.                    442,000       17,348,500
---------------------------------------------------------------------------
Convergys Corp.(a)                                 870,000       13,180,500
===========================================================================
                                                                 30,529,000
===========================================================================

Diversified Financial Services-3.53%

Citigroup Inc.                                     573,000       20,163,870
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
Diversified Financial Services-(Continued)

Morgan Stanley                                     345,000   $   13,772,400
---------------------------------------------------------------------------
Principal Financial Group, Inc.                    497,200       14,980,636
===========================================================================
                                                                 48,916,906
===========================================================================

Electric Utilities-0.77%

FPL Group, Inc.                                     68,500        4,118,905
---------------------------------------------------------------------------
TXU Corp.                                          347,900        6,498,772
===========================================================================
                                                                 10,617,677
===========================================================================

Electrical Components & Equipment-1.48%

Emerson Electric Co.                               403,000       20,492,550
===========================================================================

Environmental Services-0.97%

Waste Management, Inc.                             589,300       13,506,756
===========================================================================

Food Retail-2.65%

Kroger Co. (The)(a)                              1,313,700       20,296,665
---------------------------------------------------------------------------
Safeway Inc.(a)                                    703,900       16,443,104
===========================================================================
                                                                 36,739,769
===========================================================================

Footwear-1.32%

NIKE, Inc.-Class B                                 410,700       18,263,829
===========================================================================

General Merchandise Stores-0.75%

Wal-Mart Stores, Inc.                              204,600       10,334,346
===========================================================================

Health Care Distributors & Services-1.01%

IMS Health Inc.                                    878,000       14,048,000
===========================================================================

Health Care Supplies-1.34%

Alcon, Inc. (Switzerland)(a)                       470,600       18,565,170
===========================================================================

Home Improvement Retail-1.01%

Home Depot, Inc. (The)                             585,000       14,016,600
===========================================================================

Hotels, Resorts & Cruise Lines-0.90%

Carnival Corp. (Panama)                            501,300       12,507,435
===========================================================================

Household Products-1.74%

Kimberly-Clark Corp.                               212,800       10,101,616
---------------------------------------------------------------------------

                           AIM V.I. CORE EQUITY FUND

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
Household Products-(Continued)

Procter & Gamble Co. (The)                         163,700   $   14,068,378
===========================================================================
                                                                 24,169,994
===========================================================================

Industrial Machinery-2.61%

Dover Corp.                                        740,000       21,578,400
---------------------------------------------------------------------------
Illinois Tool Works Inc.                           225,100       14,599,986
===========================================================================
                                                                 36,178,386
===========================================================================

Integrated Oil & Gas-2.87%

ChevronTexaco Corp.                                212,800       14,146,944
---------------------------------------------------------------------------
Exxon Mobil Corp.                                  735,000       25,680,900
===========================================================================
                                                                 39,827,844
===========================================================================

Integrated Telecommunication Services-0.77%

AT&T Corp.                                         410,000       10,705,100
===========================================================================

Leisure Products-0.78%

Mattel, Inc.                                       564,800       10,815,920
===========================================================================

Life & Health Insurance-1.11%

Prudential Financial, Inc.                         487,000       15,457,380
===========================================================================

Oil & Gas Drilling-1.08%

GlobalSantaFe Corp. (Cayman Islands)               613,900       14,930,048
===========================================================================

Oil & Gas Equipment & Services-1.14%

Baker Hughes Inc.                                  491,100       15,808,509
===========================================================================

Oil & Gas Refining, Marketing &
  Transportation-1.21%

Valero Energy Corp.                                454,300       16,781,842
===========================================================================

Packaged Foods & Meats-10.85%

Campbell Soup Co.                                  482,900       11,333,663
---------------------------------------------------------------------------
ConAgra Foods, Inc.                              1,080,400       27,020,804
---------------------------------------------------------------------------
General Mills, Inc.                                789,900       37,085,805
---------------------------------------------------------------------------
Kellogg Co.                                        789,900       27,069,873
---------------------------------------------------------------------------
Kraft Foods Inc.-Class A                           511,600       19,916,588
---------------------------------------------------------------------------
Sara Lee Corp.                                   1,246,200       28,051,962
===========================================================================
                                                                150,478,695
===========================================================================

Personal Products-2.09%

Avon Products, Inc.                                280,000       15,083,600
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
Personal Products-(Continued)

Gillette Co. (The)                                 460,000   $   13,965,600
===========================================================================
                                                                 29,049,200
===========================================================================

Pharmaceuticals-7.94%

Abbott Laboratories                                323,300       12,932,000
---------------------------------------------------------------------------
Bristol-Myers Squibb Co.                           595,000       13,774,250
---------------------------------------------------------------------------
Johnson & Johnson                                  243,500       13,078,385
---------------------------------------------------------------------------
Merck & Co. Inc.                                   200,500       11,350,305
---------------------------------------------------------------------------
Pfizer Inc.                                        806,200       24,645,534
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         384,700       14,853,267
---------------------------------------------------------------------------
Wyeth                                              520,000       19,448,000
===========================================================================
                                                                110,081,741
===========================================================================

Property & Casualty Insurance-3.13%

ACE Ltd. (Cayman Islands)                          340,000        9,975,600
---------------------------------------------------------------------------
MGIC Investment Corp.                              269,800       11,142,740
---------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)       350,482        5,134,561
---------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B(a)       431,501        6,321,490
---------------------------------------------------------------------------
XL Capital Ltd.-Class A (Cayman Islands)           140,000       10,815,000
===========================================================================
                                                                 43,389,391
===========================================================================

Publishing-1.02%

New York Times Co. (The)-Class A                   310,000       14,176,300
===========================================================================

Railroads-1.65%

Norfolk Southern Corp.                             546,000       10,914,540
---------------------------------------------------------------------------
Union Pacific Corp.                                200,500       12,003,935
===========================================================================
                                                                 22,918,475
===========================================================================

Restaurants-1.04%

McDonald's Corp.                                   900,000       14,472,000
===========================================================================

Semiconductor Equipment-0.76%

KLA-Tencor Corp.(a)                                300,000       10,611,000
===========================================================================

Semiconductors-3.61%

Intel Corp.                                      1,432,400       22,302,468
---------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                             927,400        6,538,170
---------------------------------------------------------------------------
Texas Instruments Inc.                             474,700        7,125,247
---------------------------------------------------------------------------
Xilinx, Inc.(a)                                    681,400       14,036,840
===========================================================================
                                                                 50,002,725
===========================================================================

                           AIM V.I. CORE EQUITY FUND

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Soft Drinks-1.01%

Coca-Cola Co. (The)                                320,000   $   14,022,400
===========================================================================

Specialty Chemicals-1.01%

Rohm & Haas Co.                                    429,700       13,956,656
===========================================================================

Systems Software-5.74%

Computer Associates International, Inc.          2,193,600       29,613,600
---------------------------------------------------------------------------
Microsoft Corp.(a)                                 670,000       34,639,000
---------------------------------------------------------------------------
Oracle Corp.(a)                                  1,416,000       15,292,800
===========================================================================
                                                                 79,545,400
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,342,984,723)                         1,216,331,141
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT
CONVERTIBLE BONDS & NOTES-0.07%

Computer Hardware-0.07%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $14,364,365)(b)(c)(d)                        $18,500,000          980,500
===========================================================================
    Total Convertible Bonds & Notes (Cost
      $15,090,056)                                                  980,500
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
MONEY MARKET FUNDS-13.98%

STIC Liquid Assets Portfolio(e)                 96,918,925   $   96,918,925
---------------------------------------------------------------------------
STIC Prime Portfolio(e)                         96,918,925       96,918,925
===========================================================================
    Total Money Market Funds (Cost
      $193,837,850)                                             193,837,850
===========================================================================
TOTAL INVESTMENTS-101.74% (Cost
  $1,551,912,629)                                             1,411,149,491
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.74%)                           (24,150,059)
===========================================================================
NET ASSETS-100.00%                                           $1,386,999,432
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
Gtd.    - Guaranteed
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of this security. The market value of this security at 12/31/02 was $980,500, which represented 0.07% of the Fund's net assets. This security is considered to be illiquid.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees and is considered to be illiquid.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                           AIM V.I. CORE EQUITY FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $1,551,912,629)                              $1,411,149,491
-------------------------------------------------------------
Receivables for:
  Investments sold                                 16,210,972
-------------------------------------------------------------
  Fund shares sold                                     20,801
-------------------------------------------------------------
  Dividends                                         1,555,252
-------------------------------------------------------------
  Amount due from advisor                              17,068
-------------------------------------------------------------
Investment for deferred compensation plan              54,631
-------------------------------------------------------------
Other assets                                            7,014
=============================================================
    Total assets                                1,429,015,229
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            39,102,175
-------------------------------------------------------------
  Fund shares reacquired                            1,543,345
-------------------------------------------------------------
  Deferred compensation plan                           54,631
-------------------------------------------------------------
Accrued administrative services fees                1,111,712
-------------------------------------------------------------
Accrued distribution fees -- Series II                  1,151
-------------------------------------------------------------
Accrued trustees' fees                                  2,291
-------------------------------------------------------------
Accrued transfer agent fees                             9,019
-------------------------------------------------------------
Accrued operating expenses                            191,473
=============================================================
    Total liabilities                              42,015,797
=============================================================
Net assets applicable to shares outstanding    $1,386,999,432
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,385,050,101
_____________________________________________________________
=============================================================
Series II                                      $    1,949,331
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           81,542,754
_____________________________________________________________
=============================================================
Series II                                             115,071
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        16.99
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        16.94
_____________________________________________________________
=============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $42,692)                                      $  20,698,808
-------------------------------------------------------------
Dividends from affiliated money market funds        3,069,565
-------------------------------------------------------------
Interest                                               28,714
=============================================================
    Total investment income                        23,797,087
=============================================================

EXPENSES:

Advisory fees                                       9,986,065
-------------------------------------------------------------
Administrative services fees                        2,744,082
-------------------------------------------------------------
Custodian fees                                         79,923
-------------------------------------------------------------
Distribution fees -- Series II                          3,059
-------------------------------------------------------------
Transfer agent fees                                    16,949
-------------------------------------------------------------
Trustees' fees                                         19,878
=============================================================
    Total expenses                                 12,849,956
=============================================================
Less: Fees waived                                     (26,617)
-------------------------------------------------------------
    Expenses paid indirectly                             (688)
=============================================================
    Net expenses                                   12,822,651
=============================================================
Net investment income                              10,974,436
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            69,759,670
-------------------------------------------------------------
  Foreign currencies                                   (1,395)
=============================================================
                                                   69,758,275
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (368,832,068)
-------------------------------------------------------------
  Foreign currencies                                    8,274
=============================================================
                                                 (368,823,794)
=============================================================
Net gain (loss) from investment securities
  and foreign currencies                         (299,065,519)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(288,091,083)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                           AIM V.I. CORE EQUITY FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                   2002              2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   10,974,436    $    2,586,850
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                       69,758,275      (392,380,514)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (368,823,794)     (199,092,964)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (288,091,083)     (588,886,628)
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (5,105,648)         (948,866)
----------------------------------------------------------------------------------------------
  Series II                                                           (7,025)             (176)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (238,832,022)       (7,547,466)
----------------------------------------------------------------------------------------------
  Series II                                                        1,760,027           396,298
==============================================================================================
    Net increase (decrease) in net assets                       (530,275,751)     (596,986,838)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,917,275,183     2,514,262,021
==============================================================================================
  End of year                                                 $1,386,999,432    $1,917,275,183
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,904,474,231    $2,141,546,226
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              8,358,703         2,347,997
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (385,070,590)     (454,679,922)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (140,762,912)      228,060,882
==============================================================================================
                                                              $1,386,999,432    $1,917,275,183
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.
                           AIM V.I. CORE EQUITY FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Equity Fund (formerly AIM V.I. Growth and Income Fund) (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's primary investment objective is growth of capital with a secondary objective of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net

                           AIM V.I. CORE EQUITY FUND
     realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $26,617.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $2,744,082, of which AIM retained $274,762 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $21,632 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $3,059.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $5,610 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $688 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $688.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                           AIM V.I. CORE EQUITY FUND

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                           2002         2001
--------------------------------------------------------------
Distributions paid from ordinary
  income                                $5,112,673    $949,042
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                  $   14,215,583
-------------------------------------------------------------
Unrealized appreciation
  (depreciation) -- investments                  (145,774,009)
-------------------------------------------------------------
Temporary book/tax differences                     (3,261,982)
-------------------------------------------------------------
Capital loss carryforward                        (371,505,954)
-------------------------------------------------------------
Post-October capital loss deferral                (11,148,437)
-------------------------------------------------------------
Shares of beneficial interest                   1,904,474,231
=============================================================
                                               $1,386,999,432
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the treatment of defaulted bonds for tax purposes. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $226.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation, retirement plan expenses and the treatment of defaulted bonds for tax purposes.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $    852,667
-----------------------------------------------------------
December 31, 2009                               370,653,287
===========================================================
                                               $371,505,954
___________________________________________________________
===========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $1,660,222,608 and $2,026,242,309, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $  45,493,583
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (191,267,818)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(145,774,235)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,556,923,726.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of bond premium amortization and foreign currency transactions on December 31, 2002, undistributed net investment income was increased by $148,943 and undistributed net realized gains (losses) decreased by $148,943.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                           2001
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      2,711,007    $  51,401,798     7,365,570    $ 166,787,363
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      131,069        2,388,530        21,324          426,369
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        299,627        5,105,648        48,068          948,866
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                          413            7,025             9              176
=========================================================================================================================
Reacquired:
  Series I                                                    (16,363,086)    (295,339,468)   (8,516,539)    (175,283,695)
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (36,224)        (635,528)       (1,520)         (30,247)
=========================================================================================================================
                                                              (13,257,194)   $(237,071,995)   (1,083,088)   $  (7,151,168)
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Series II shares commenced sales on October 24, 2001.

                           AIM V.I. CORE EQUITY FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      SERIES I
                                                   ------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------------
                                                      2002             2001             2000             1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    20.20       $    26.19       $    31.59       $    23.75       $    18.87
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.12(a)          0.03(b)          0.01(a)          0.06(a)          0.26(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (3.27)           (6.01)           (4.56)            8.05             4.95
=================================================================================================================================
    Total from investment operations                    (3.15)           (5.98)           (4.55)            8.11             5.21
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  (0.06)           (0.01)           (0.04)           (0.16)           (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    --               --            (0.81)           (0.11)           (0.24)
=================================================================================================================================
    Total distributions                                 (0.06)           (0.01)           (0.85)           (0.27)           (0.33)
=================================================================================================================================
Net asset value, end of period                     $    16.99       $    20.20       $    26.19       $    31.59       $    23.75
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        (15.58)%         (22.83)%         (14.56)%          34.25%           27.68%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $1,385,050       $1,916,875       $2,514,262       $2,443,264       $1,262,059
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  0.78%(d)         0.82%            0.84%            0.77%            0.65%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                 0.67%(d)         0.12%            0.04%            0.22%            1.34%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   113%              73%              75%              93%             140%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been remained unchanged and the ratio of net investment income to average net assets would have been 0.13%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $1,642,287,403.


                                                                           SERIES II
                                                              -----------------------------------
                                                                                 OCTOBER 24, 2001
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2002                2001
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 20.19               $18.97
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.07(a)              0.00
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (3.26)                1.23
=================================================================================================
    Total from investment operations                              (3.19)                1.23
=================================================================================================
Less dividends from net investment income                         (0.06)               (0.01)
=================================================================================================
Net asset value, end of period                                  $ 16.94               $20.19
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  (15.79)%               6.49%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 1,949               $  400
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets                            1.03%(c)             1.03%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets        0.42%(c)            (0.10)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate                                             113%                  73%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total return for all periods shown.
(c)  Ratios are based on average daily net assets of $1,223,417.
(d)  Annualized.

                           AIM V.I. CORE EQUITY FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Dent Demographic Trends Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the three year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Dent Demographic Trends Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the three year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                      AIM VI DENT DEMOGRAPHIC TRENDS FUND

Schedule of Investments

December 31, 2002

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.35%

Advertising-0.76%

Lamar Advertising Co.(a)                           8,600    $   289,390
=======================================================================

Airlines-0.52%

Ryanair Holdings PLC-ADR (Ireland)(a)              5,100        199,716
=======================================================================

Apparel Retail-2.18%

Gap, Inc. (The)                                   42,300        656,496
-----------------------------------------------------------------------
Too Inc.(a)                                        7,500        176,400
=======================================================================
                                                                832,896
=======================================================================

Apparel, Accessories & Luxury Goods-0.66%

Coach, Inc.(a)                                     7,700        253,484
=======================================================================

Application Software-1.77%

BEA Systems, Inc.(a)                              12,000        137,640
-----------------------------------------------------------------------
Intuit Inc.(a)                                     6,000        281,520
-----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               14,100        258,030
=======================================================================
                                                                677,190
=======================================================================

Automobile Manufacturers-0.54%

Porsche A.G.-Pfd. (Germany)                          500        207,850
=======================================================================

Banks-2.90%

Bank of America Corp.                              4,800        333,936
-----------------------------------------------------------------------
Kookmin Bank (South Korea)                        11,800        417,858
-----------------------------------------------------------------------
Synovus Financial Corp.                           18,500        358,900
=======================================================================
                                                              1,110,694
=======================================================================

Biotechnology-3.39%

Amgen Inc.(a)                                     14,100        681,594
-----------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                          6,000        230,880
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          11,300        384,200
=======================================================================
                                                              1,296,674
=======================================================================

Brewers-1.01%

Anheuser-Busch Cos., Inc.                          8,000        387,200
=======================================================================

Broadcasting & Cable TV-1.39%

Clear Channel Communications, Inc.(a)              8,200        305,778
-----------------------------------------------------------------------
Westwood One, Inc.(a)                              6,000        224,160
=======================================================================
                                                                529,938
=======================================================================

Catalog Retail-0.59%

USA Interactive(a)                                 9,900        226,314
=======================================================================

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------

Computer & Electronics Retail-1.02%

CDW Computer Centers, Inc.(a)                      8,900    $   390,265
=======================================================================

Computer Hardware-2.58%

Dell Computer Corp.(a)                            21,700        580,258
-----------------------------------------------------------------------
Hewlett-Packard Co.                               23,400        406,224
=======================================================================
                                                                986,482
=======================================================================

Consumer Finance-1.10%

MBNA Corp.                                        22,100        420,342
=======================================================================

Data Processing Services-1.20%

Fiserv, Inc.(a)                                   13,500        458,325
=======================================================================

Department Stores-0.78%

Kohl's Corp.(a)                                    5,300        296,535
=======================================================================

Diversified Commercial Services-0.58%

Apollo Group, Inc.-Class A(a)                      5,000        220,000
=======================================================================

Diversified Financial Services-7.24%

American Express Co.                              10,100        357,035
-----------------------------------------------------------------------
Citigroup Inc.                                    18,000        633,420
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   11,300        769,530
-----------------------------------------------------------------------
J.P. Morgan Chase & Co.                           21,300        511,200
-----------------------------------------------------------------------
Janus Capital Group Inc.                          15,800        206,506
-----------------------------------------------------------------------
SLM Corp.                                          2,800        290,808
=======================================================================
                                                              2,768,499
=======================================================================

Electronic Equipment & Instruments-1.32%

Molex Inc.-Class A                                11,900        236,691
-----------------------------------------------------------------------
Thermo Electron Corp.(a)                          13,300        267,596
=======================================================================
                                                                504,287
=======================================================================

Employment Services-1.02%

Robert Half International Inc.(a)                 24,200        389,862
=======================================================================

Food Distributors-0.62%

Sysco Corp.                                        7,900        235,341
=======================================================================

Food Retail-0.61%

Whole Foods Market, Inc.(a)(b)                     4,400        232,012
=======================================================================

General Merchandise Stores-1.68%

Family Dollar Stores, Inc.                         8,100        252,801
-----------------------------------------------------------------------
Target Corp.                                      13,000        390,000
=======================================================================
                                                                642,801
=======================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------

Health Care Distributors & Services-0.77%

AdvancePCS(a)                                     13,300    $   295,393
=======================================================================

Health Care Equipment-4.21%

Becton, Dickinson & Co.                            6,900        211,761
-----------------------------------------------------------------------
Boston Scientific Corp.(a)                        11,500        488,980
-----------------------------------------------------------------------
Medtronic, Inc.                                    9,500        433,200
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    5,600        277,760
-----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           4,800        199,296
=======================================================================
                                                              1,610,997
=======================================================================

Health Care Facilities-0.60%

HCA Inc.                                           5,500        228,250
=======================================================================

Health Care Supplies-0.47%

Alcon, Inc. (Switzerland)(a)                       4,600        181,470
=======================================================================

Home Improvement Retail-0.75%

Home Depot, Inc. (The)                            12,000        287,520
=======================================================================

Hotels, Resorts & Cruise Lines-1.62%

Royal Caribbean Cruises Ltd. (Liberia)            14,200        237,140
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         16,100        382,214
=======================================================================
                                                                619,354
=======================================================================

Household Products-1.64%

Procter & Gamble Co. (The)                         7,300        627,362
=======================================================================

Integrated Telecommunication Services-0.77%

AT&T Corp.                                        11,300        295,043
=======================================================================

Internet Retail-1.64%

Amazon.com, Inc.(a)                               14,500        273,905
-----------------------------------------------------------------------
eBay Inc.(a)                                       5,200        352,664
=======================================================================
                                                                626,569
=======================================================================

Internet Software & Services-0.76%

Yahoo! Inc.(a)                                    17,700        289,395
=======================================================================

IT Consulting & Services-1.90%

Accenture Ltd.-Class A(a)                         12,000        215,880
-----------------------------------------------------------------------
Affiliated Computer Services, Inc.-Class A(a)      9,700        510,705
=======================================================================
                                                                726,585
=======================================================================

Life & Health Insurance-0.73%

AFLAC Inc.                                         9,300        280,116
=======================================================================

Managed Health Care-2.18%

Aetna Inc.                                         6,500        267,280
-----------------------------------------------------------------------
Caremark Rx, Inc.(a)                              18,500        300,625
-----------------------------------------------------------------------
UnitedHealth Group Inc.                            3,200        267,200
=======================================================================
                                                                835,105
=======================================================================

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------

Motorcycle Manufacturers-0.72%

Harley-Davidson, Inc.                              6,000    $   277,200
=======================================================================

Movies & Entertainment-0.82%

Fox Entertainment Group, Inc.-Class A(a)          12,100        313,753
=======================================================================

Multi-Line Insurance-2.38%

American International Group, Inc.                 5,600        323,960
-----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      8,100        367,983
-----------------------------------------------------------------------
HCC Insurance Holdings, Inc.                       8,900        218,940
=======================================================================
                                                                910,883
=======================================================================

Networking Equipment-3.19%

Cisco Systems, Inc.(a)                            59,000        772,900
-----------------------------------------------------------------------
Juniper Networks, Inc.(a)                         28,200        191,760
-----------------------------------------------------------------------
McDATA Corp.-Class A(a)                           36,200        257,020
=======================================================================
                                                              1,221,680
=======================================================================

Packaged Foods & Meats-0.95%

Sara Lee Corp.                                    16,200        364,662
=======================================================================

Pharmaceuticals-10.99%

Allergan, Inc.                                     4,800        276,576
-----------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       4,500        441,990
-----------------------------------------------------------------------
Johnson & Johnson                                  9,600        515,616
-----------------------------------------------------------------------
Lilly (Eli) & Co.                                  4,400        279,400
-----------------------------------------------------------------------
Pfizer Inc.                                       21,700        663,369
-----------------------------------------------------------------------
Pharmacia Corp.                                   26,600      1,111,880
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                      5,200        195,520
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         9,200        355,212
-----------------------------------------------------------------------
Wyeth                                              9,700        362,780
=======================================================================
                                                              4,202,343
=======================================================================

Publishing-0.49%

Tribune Co.                                        4,100        186,386
=======================================================================

Restaurants-1.13%

Brinker International, Inc.(a)                     7,200        232,200
-----------------------------------------------------------------------
Starbucks Corp.(a)                                 9,900        201,762
=======================================================================
                                                                433,962
=======================================================================

Semiconductor Equipment-4.69%

Applied Materials, Inc.(a)                        48,000        625,440
-----------------------------------------------------------------------
Entegris Inc.(a)                                  32,200        331,660
-----------------------------------------------------------------------
Lam Research Corp.(a)                             52,300        564,840
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                          9,700        272,376
=======================================================================
                                                              1,794,316
=======================================================================

Semiconductors-5.80%

Analog Devices, Inc.(a)                           14,100        336,567
-----------------------------------------------------------------------
Intel Corp.                                       23,100        359,667
-----------------------------------------------------------------------

                      AIM VI DENT DEMOGRAPHIC TRENDS FUND

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------
Semiconductors-(Continued)

Linear Technology Corp.                           10,900    $   280,348
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                    8,300        274,232
-----------------------------------------------------------------------
Microchip Technology Inc.                         14,100        344,745
-----------------------------------------------------------------------
Micron Technology, Inc.(a)                        17,700        172,398
-----------------------------------------------------------------------
STMicroelectronics N.V.-New York Shares
  (Netherlands)                                   23,000        448,730
=======================================================================
                                                              2,216,687
=======================================================================

Specialty Stores-2.10%

Bed Bath & Beyond Inc.(a)                          8,100        279,693
-----------------------------------------------------------------------
Michaels Stores, Inc.(a)                           7,900        247,270
-----------------------------------------------------------------------
Weight Watchers International, Inc.(a)             6,000        275,820
=======================================================================
                                                                802,783
=======================================================================

Systems Software-7.20%

Computer Associates International, Inc.           30,200        407,700
-----------------------------------------------------------------------
Microsoft Corp.(a)                                29,800      1,540,660
-----------------------------------------------------------------------
Oracle Corp.(a)                                   48,300        521,640
-----------------------------------------------------------------------
Symantec Corp.(a)                                  7,000        283,150
=======================================================================
                                                              2,753,150
=======================================================================

                                                              MARKET
                                                SHARES         VALUE
-----------------------------------------------------------------------

Telecommunications Equipment-0.98%

Nokia Oyj-ADR (Finland)                           24,200    $   375,100
=======================================================================

Wireless Telecommunication Services-1.41%

AT&T Wireless Services Inc.(a)                    32,200        181,930
-----------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)            12,100        139,755
-----------------------------------------------------------------------
Vodafone Group PLC-ADR (United Kingdom)           11,900        215,628
=======================================================================
                                                                537,313
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $37,215,989)                           36,849,474
=======================================================================

MONEY MARKET FUNDS-5.68%

STIC Liquid Assets Portfolio(c)                1,086,161      1,086,161
-----------------------------------------------------------------------
STIC Prime Portfolio(c)                        1,086,161      1,086,161
=======================================================================
    Total Money Market Funds (Cost
      $2,172,322)                                             2,172,322
=======================================================================
TOTAL INVESTMENTS-102.03% (Cost $39,388,311)                 39,021,796
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.03)%                          (776,966)
=======================================================================
NET ASSETS-100.00%                                          $38,244,830
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 6.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $39,388,311)                                   $39,021,796
------------------------------------------------------------
Foreign currencies, at value (cost $451)                 451
------------------------------------------------------------
Receivables for:
  Investments sold                                   341,409
------------------------------------------------------------
  Fund shares sold                                    80,157
------------------------------------------------------------
  Dividends                                           33,605
------------------------------------------------------------
Investment for deferred compensation plan             12,317
============================================================
    Total assets                                  39,489,735
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,146,059
------------------------------------------------------------
  Fund shares reacquired                              21,171
------------------------------------------------------------
  Options written (premiums received $5,713)           2,153
------------------------------------------------------------
  Deferred compensation plan                          12,317
------------------------------------------------------------
Accrued administrative services fees                  27,945
------------------------------------------------------------
Accrued distribution fees -- Series II                 3,804
------------------------------------------------------------
Accrued transfer agent fees                            2,495
------------------------------------------------------------
Accrued operating expenses                            28,961
============================================================
    Total liabilities                              1,244,905
============================================================
Net assets applicable to shares outstanding      $38,244,830
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $26,746,742
____________________________________________________________
============================================================
Series II                                        $11,498,088
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           7,049,630
____________________________________________________________
============================================================
Series II                                          3,038,788
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      3.79
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      3.78
____________________________________________________________
============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,429)                                        $    217,097
-------------------------------------------------------------
Dividends from affiliated money market funds           33,835
-------------------------------------------------------------
Interest                                                3,990
=============================================================
    Total investment income                           254,922
=============================================================

EXPENSES:

Advisory fees                                         346,076
-------------------------------------------------------------
Administrative services fees                          146,671
-------------------------------------------------------------
Custodian fees                                         45,285
-------------------------------------------------------------
Distribution fees -- Series II                         20,998
-------------------------------------------------------------
Transfer agent fees                                    18,401
-------------------------------------------------------------
Trustees' fees                                          8,834
-------------------------------------------------------------
Other                                                  15,170
=============================================================
    Total expenses                                    601,435
=============================================================
Less: Fees waived and expenses reimbursed             (59,327)
-------------------------------------------------------------
    Expenses paid indirectly                             (108)
=============================================================
    Net expenses                                      542,000
=============================================================
Net investment income (loss)                         (287,078)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (14,480,666)
-------------------------------------------------------------
  Foreign currencies                                   (9,402)
-------------------------------------------------------------
  Futures contracts                                    28,799
-------------------------------------------------------------
  Option contracts written                             65,709
=============================================================
                                                  (14,395,560)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (1,675,422)
-------------------------------------------------------------
  Option contracts written                              3,560
=============================================================
                                                   (1,671,862)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                                (16,067,422)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                      $(16,354,500)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                      AIM VI DENT DEMOGRAPHIC TRENDS FUND

Statement of Changes In Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (287,078)   $   (300,500)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                  (14,395,560)    (19,619,786)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (1,671,862)      4,534,865
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (16,354,500)    (15,385,421)
==========================================================================================
Share transactions-net:
  Series I                                                         521,251      13,305,828
------------------------------------------------------------------------------------------
  Series II                                                     11,299,776       3,558,308
==========================================================================================
    Net increase (decrease) in net assets                       (4,533,473)      1,478,715
==========================================================================================

NET ASSETS:

  Beginning of year                                             42,778,303      41,299,588
==========================================================================================
  End of year                                                 $ 38,244,830    $ 42,778,303
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 78,936,119    $ 67,407,808
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (16,242)        (12,478)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (40,312,092)    (25,925,934)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts           (362,955)      1,308,907
==========================================================================================
                                                              $ 38,244,830    $ 42,778,303
__________________________________________________________________________________________
==========================================================================================

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
     independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees
                      AIM VI DENT DEMOGRAPHIC TRENDS FUND
     and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $50,928.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $146,671, of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $12,893 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $12,599 after plan fees reimbursed by AIM Distributors of $8,399.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $108 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $108.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
-----------------------------------------------------------
Beginning of year                         --      $      --
-----------------------------------------------------------
Written                                1,759        269,970
-----------------------------------------------------------
Closed                                (1,498)      (213,871)
-----------------------------------------------------------
Exercised                               (150)       (36,405)
-----------------------------------------------------------
Expired                                  (70)       (13,981)
===========================================================
End of year                               41      $   5,713
___________________________________________________________
===========================================================


  Open call option contracts written at December 31, 2002 were as follows:

                                                           DECEMBER 31,
                CONTRACT   STRIKE   NUMBER OF   PREMIUMS       2002        UNREALIZED
ISSUE            MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   APPRECIATION
--------------------------------------------------------------------------------------
Whole Foods
  Market, Inc.   Jan-03     $55        41        $5,713       $2,153         $3,560
______________________________________________________________________________________
======================================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                  $ (1,852,749)
-------------------------------------------------------------
Temporary book/tax differences                        (16,242)
-------------------------------------------------------------
Capital loss carryforward                         (37,729,259)
-------------------------------------------------------------
Post-October capital loss deferral                 (1,093,039)
-------------------------------------------------------------
Shares of beneficial interest                      78,936,119
=============================================================
                                                 $ 38,244,830
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on options written of $3,560.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                    CAPITAL LOSS
EXPIRATION          CARRYFORWARD
--------------------------------
December 31, 2008   $ 3,120,883
--------------------------------
December 31, 2009    21,006,614
--------------------------------
December 31, 2010    13,601,762
================================
                    $37,729,259
________________________________
================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $93,096,752 and $80,638,002, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                           $ 1,696,131
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (3,552,440)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(1,856,309)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $40,878,105.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating loss, foreign currency transactions and other items on December 31, 2002, undistributed net investment income (loss) was increased by $283,314, undistributed net realized gains (losses) increased by $9,402 and shares of beneficial interest decreased by $292,716. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                         2001
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,894,499    $ 13,398,396     3,450,817    $22,216,215
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                   3,565,338      16,584,380       652,411      3,648,439
=====================================================================================================================
Reacquired:
  Series I                                                    (2,862,278)    (12,877,145)   (1,465,801)    (8,910,387)
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                  (1,162,675)     (5,284,604)      (16,286)       (90,131)
=====================================================================================================================
                                                               2,434,884    $ 11,821,027     2,621,141    $16,864,136
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Series II shares commenced sales on November 7, 2001.

                      AIM VI DENT DEMOGRAPHIC TRENDS FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            SERIES I
                                                               ------------------------------------------------------------------
                                                                                                             DECEMBER 29, 1999
                                                                                                              (DATE OPERATIONS
                                                                      YEAR ENDED DECEMBER 31,                    COMMENCED)
                                                               -------------------------------------          TO DECEMBER 31,
                                                                   2002         2001          2000                  1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  5.59       $  8.21       $ 10.00               $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.03)(a)     (0.05)(a)     (0.07)(a)             0.00
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.77)        (2.57)        (1.72)                0.00
=================================================================================================================================
    Total from investment operations                               (1.80)        (2.62)        (1.79)                0.00
=================================================================================================================================
Net asset value, end of period                                   $  3.79       $  5.59       $  8.21               $10.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   (32.20)%      (31.91)%      (17.90)%               0.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $26,747       $39,226       $41,300               $1,000
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.30%(c)      1.38%         1.40%                1.40%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.43%(c)      1.44%         1.63%               12.58%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.67)%(c)    (0.79)%       (0.69)%               2.96%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                              208%          144%           92%                  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $32,315,602.
(d)  Annualized.

                                                                                SERIES II
                                                                -----------------------------------------
                                                                                      NOVEMBER 7, 2001
                                                                 YEAR ENDED        (DATE SALES COMMENCED)
                                                                DECEMBER 31,          TO DECEMBER 31,
                                                                    2002                    2001
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $  5.58                  $ 5.33
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.04)(a)               (0.01)(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (1.76)                   0.26
=========================================================================================================
    Total from investment operations                                (1.80)                   0.25
=========================================================================================================
Net asset value, end of period                                    $  3.78                  $ 5.58
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                    (32.26)%                  4.69%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $11,498                  $3,552
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.45%(c)                1.45%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.68%(c)                1.61%(d)
=========================================================================================================
Ratio of net investment income (loss) to average net assets         (0.82)%(c)              (0.85)%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                               208%                    144%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $8,399,195.
(d)  Annualized.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Diversified Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                        AIM V.I. DIVERSIFIED INCOME FUND

Schedule of Investments

December 31, 2002

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-67.81%

Aerospace & Defense-0.71%

Lockheed Martin Corp., Unsec. Gtd. Unsub.
  Notes,
  7.25%, 05/15/06                              $  225,000   $   254,302
-----------------------------------------------------------------------
Raytheon Co., Notes,
  6.75%, 08/15/07                                 225,000       249,359
=======================================================================
                                                                503,661
=======================================================================

Agricultural Products-0.37%

Archer-Daniels-Midland Co., Unsec. Unsub.
  Deb.,
  6.95%, 12/15/97                                 240,000       261,770
=======================================================================

Apparel Retail-0.41%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                                200,000       209,000
-----------------------------------------------------------------------
Gap, Inc. (The), Unsec. Unsub. Notes,
  9.90%, 12/15/05                                  75,000        79,500
=======================================================================
                                                                288,500
=======================================================================

Automobile Manufacturers-0.98%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04         150,000       151,953
-----------------------------------------------------------------------
General Motors Corp., Unsec. Deb.,
  8.80%, 03/01/21                                 500,000       539,870
=======================================================================
                                                                691,823
=======================================================================

Banks-8.91%

African Development Bank (Luxembourg), Sr.
  Unsec. Unsub. Yankee Notes, 3.25%, 07/29/05     225,000       231,473
-----------------------------------------------------------------------
Bank One Corp., Sr. Unsec. Unsub. Notes,
  7.63%, 08/01/05                                 275,000       309,380
-----------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                 300,000       349,233
-----------------------------------------------------------------------
Barclays O/S Investment Co. (Netherlands),
  Unsec. Gtd. Unsub. Floating Rate Yankee
  Notes,
  1.63%, 05/14/03                                 500,000       422,937
-----------------------------------------------------------------------
BB&T Corp., RAPS, Sub. Notes,
  6.38%, 06/30/05                                 300,000       325,872
-----------------------------------------------------------------------
Chase Manhattan Corp., Sub. Deb.,
  7.88%, 07/15/06                                 125,000       142,255
-----------------------------------------------------------------------
Citicorp, Jr. Unsec. Sub. Notes,
  6.38%, 01/15/06                                 200,000       216,958
-----------------------------------------------------------------------
Dresdner Funding Trust I, Bonds,
  8.15%, 06/30/31 (Acquired 05/09/02; Cost
  $318,291)(a)                                    300,000       302,892
-----------------------------------------------------------------------
European Investment Bank (Luxembourg), Euro
  Notes, 4.63%, 03/01/07                          200,000       214,576
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Banks-(Continued)

KeyBank N.A., Sr. Notes, 4.10%, 06/30/05       $  210,000   $   217,619
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom), Unsec. Sub.
  Floating Rate Yankee Notes, 1.69%, 06/29/49     180,000       145,774
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb.,
  8.25%, 11/01/04                                 325,000       411,320
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                 100,000       106,921
-----------------------------------------------------------------------
St. Paul Bancorp. Inc., Sr. Unsec. Unsub.
  Notes,
  7.13%, 02/15/04                                 245,000       257,500
-----------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes,
  6.30%, 02/04/14                                 400,000       453,108
-----------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Bonds,
  8.62%, 10/29/49                                 240,000       287,338
-----------------------------------------------------------------------
Union Planters Bank N.A., Unsec. Putable Sub.
  Notes,
  6.50%, 03/15/08                                 350,000       392,784
-----------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/05                                 100,000       109,077
-----------------------------------------------------------------------
  7.50%, 04/15/05                                 800,000       964,960
-----------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes,
  8.25%, 04/01/10                                 375,000       446,250
=======================================================================
                                                              6,308,227
=======================================================================

Brewers-0.36%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                                 225,000       250,911
=======================================================================

Broadcasting & Cable TV-7.60%

Adelphia Communications Corp., Sr. Unsec.
  Notes,
  10.88%, 10/01/10(b)                             350,000       135,625
-----------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Yankee Notes,
  7.30%, 10/15/06                                 400,000       419,528
-----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Sub. Notes, 10.75%, 10/01/09         145,000        65,975
-----------------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb.,
  7.88%, 02/15/18                                 500,000       447,500
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.25%, 07/15/08                                 900,000       843,750
-----------------------------------------------------------------------
  7.88%, 12/15/07                               1,000,000       970,000
-----------------------------------------------------------------------
Jones Intercable, Inc., Sr. Unsec. Notes,
  8.88%, 04/01/07                                 125,000       133,502
-----------------------------------------------------------------------
Knology, Inc., Sr. Unsec. Notes, 12.00%,
  11/30/09 (Acquired 01/06/98; Cost
  $261,023)(a)                                    152,000        76,380
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Broadcasting & Cable TV-(Continued)

Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes,
  8.25%, 02/15/08                              $  800,000   $   838,000
-----------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  7.88%, 02/15/26                                 150,000       153,603
-----------------------------------------------------------------------
Time Warner Inc.,
  Unsec. Deb., 9.15%, 02/01/23                    600,000       684,672
-----------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   150,000       159,771
-----------------------------------------------------------------------
Turner Broadcasting System, Inc., Sr. Notes,
  8.38%, 07/01/13                                 400,000       447,212
=======================================================================
                                                              5,375,518
=======================================================================

Casinos & Gambling-0.69%

Boyd Gaming Corp., Sr. Unsec. Sub. Notes,
  8.75%, 04/15/12                                 155,000       163,525
-----------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12                200,000       210,500
-----------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes,
  7.50%, 09/01/09                                 110,000       112,750
=======================================================================
                                                                486,775
=======================================================================

Computer Hardware-0.71%

International Business Machines Corp., Deb.,
  8.38%, 11/01/19                                 400,000       502,420
=======================================================================

Construction Materials-0.27%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes,
  11.25%, 04/15/07                                210,000       194,250
=======================================================================

Consumer Finance-3.99%

CitiFinancial Credit Co.,
  Notes, 6.63%, 06/01/15                          250,000       283,575
-----------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                   150,000       169,029
-----------------------------------------------------------------------
Countrywide Home Loans, Inc.,
  Unsec. Gtd. Notes, 6.85%, 06/15/04              100,000       106,243
-----------------------------------------------------------------------
  Series K, Medium Term Notes, 3.50%,
  12/19/05                                        125,000       125,769
-----------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                          200,000       202,022
-----------------------------------------------------------------------
  Unsec. GLOBALS Notes, 7.38%, 10/28/09           200,000       197,184
-----------------------------------------------------------------------
  Unsec. Notes,
  2.08%, 03/17/03                                 200,000       199,462
-----------------------------------------------------------------------
  6.88%, 02/01/06                                 235,000       236,048
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Bonds, 6.15%, 04/05/07                          125,000       126,869
-----------------------------------------------------------------------
  Medium Term Notes,
  5.25%, 05/16/05                                 230,000       231,414
-----------------------------------------------------------------------
  6.38%, 01/30/04                                 250,000       257,710
-----------------------------------------------------------------------
  Notes, 6.85%, 06/17/04                          200,000       207,974
-----------------------------------------------------------------------
  Unsec. Unsub. Notes, 7.63%, 06/15/04            125,000       131,075
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Consumer Finance-(Continued)

Household Finance Corp., Sr. Unsec. Notes,
  6.50%, 01/24/06                              $  125,000   $   132,009
-----------------------------------------------------------------------
  8.00%, 05/09/05                                 200,000       217,514
=======================================================================
                                                              2,823,897
=======================================================================

Distillers & Vintners-0.58%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12         130,000       135,200
-----------------------------------------------------------------------
Diageo PLC, Sr. Unsec. Gtd. Putable Notes,
  7.45%, 04/15/05                                 225,000       276,163
=======================================================================
                                                                411,363
=======================================================================

Diversified Chemicals-0.13%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08         100,000        91,500
=======================================================================

Diversified Commercial Services-0.23%

United Rentals North America Inc., Sr. Notes,
  10.75%, 04/15/08 (Acquired 12/17/02;
  Cost $160,124)(a)                               165,000       164,175
=======================================================================

Diversified Financial Services-8.29%

American General Finance Corp., Sr. Notes,
  6.75%, 11/15/04                                 225,000       242,352
-----------------------------------------------------------------------
Associates Corp. of North America, Sr. Notes,
  5.80%, 04/20/04                                 150,000       157,741
-----------------------------------------------------------------------
Auburn Hills Trust, Unsec. Gtd. Deb.,
  12.38%, 05/01/20                                450,000       685,179
-----------------------------------------------------------------------
CIT Group Inc.,
  Sr. Medium Term Floating Rate Notes, 2.67%,
  11/25/03                                        140,000       140,090
-----------------------------------------------------------------------
  Sr. Notes, 7.13%, 10/15/04                       75,000        78,993
-----------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                 350,000       376,568
-----------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 4.13%, 06/30/05               125,000       130,590
-----------------------------------------------------------------------
  Unsec. Sub. Notes, 6.63%, 06/15/32              550,000       597,036
-----------------------------------------------------------------------
Fidelity Investments, Bonds,
  7.57%, 06/15/29 (Acquired
  04/10/01-05/01/02; Cost $572,306)(a)            545,000       651,733
-----------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Notes,
  5.00%, 06/15/07                                 125,000       132,677
-----------------------------------------------------------------------
  6.80%, 11/01/05                                  75,000        83,363
-----------------------------------------------------------------------
Heller Financial, Inc.,
  Sr. Unsec. Notes, 6.38%, 03/15/06               125,000       137,454
-----------------------------------------------------------------------
  Unsec. Notes, 7.38%, 11/01/09                   200,000       231,456
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Diversified Financial Services-(Continued)

John Hancock Global Funding II,
  Notes, 6.50%, 03/01/11 (Acquired 07/24/02;
  Cost $210,888)(a)                            $  200,000   $   215,064
-----------------------------------------------------------------------
  Notes, 5.00%, 07/27/07 (Acquired 06/12/02;
  Cost $224,876)(a)                               225,000       235,359
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.,
  Sr. Notes, 8.75%, 03/15/05                      100,000       112,855
-----------------------------------------------------------------------
  Series E, Medium Term Disc. Notes,
  9.94%, 02/10/28(c)                            1,300,000       184,574
-----------------------------------------------------------------------
  Sr. Sub. Deb., 11.63%, 05/15/05                 100,000       118,925
-----------------------------------------------------------------------
Morgan Stanley, Unsec. Notes,
  6.30%, 01/15/06                                 200,000       216,950
-----------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Unsec.
  Notes, 7.13%, 10/01/06                          550,000       617,881
-----------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                        180,000       216,373
-----------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          100,000       113,328
-----------------------------------------------------------------------
Wells Fargo Financial, Inc., Notes, 6.13%,
  02/15/06                                        175,000       190,501
=======================================================================
                                                              5,867,042
=======================================================================

Diversified Metals & Mining-0.56%

Rio Algom Ltd. (Canada), Unsec. Yankee Deb.,
  7.05%, 11/01/05                                 370,000       398,734
=======================================================================

Electric Utilities-6.00%

AES Corp. (The), Sec. Notes, 10.00%, 07/15/05
  (Acquired 12/13/02; Cost $230,932)(a)           245,000       233,975
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        230,000       104,650
-----------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           270,000       285,722
-----------------------------------------------------------------------
Duke Energy Corp., Bonds, 6.45%, 10/15/32         150,000       148,689
-----------------------------------------------------------------------
El Paso Electric Co.
  Series D, Sr. Sec. First Mortgage Bonds,
  8.90%, 02/01/06                                 400,000       400,968
-----------------------------------------------------------------------
  Series E, Sr. Sec. First Mortgage Bonds,
  9.40%, 05/01/11                                 150,000       150,100
-----------------------------------------------------------------------
Hydro-Quebec (Canada)
  Gtd. Floating Rate Notes, 1.94%, 09/29/49       330,000       292,963
-----------------------------------------------------------------------
  Gtd. Yankee Bonds, 9.40%, 02/01/21(d)           275,000       393,341
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                                150,000        36,750
-----------------------------------------------------------------------
Niagara Mohawk Power Corp.,
  Sec. First Mortgage Bonds, 7.75%,
    05/15/06(d)                                   500,000       563,140
-----------------------------------------------------------------------
  Series H, Sr. Unsec. Disc. Notes, 8.50%,
    07/01/10(e)                                   900,000       908,019
-----------------------------------------------------------------------
Public Service Company of New Mexico-Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            140,000       144,325
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Electric Utilities-(Continued)

Texas-New Mexico Power Co., Sr. Unsec. Notes,
  6.25%, 01/15/09                              $  615,000   $   584,342
=======================================================================
                                                              4,246,984
=======================================================================

Environmental Services-0.47%

Browning-Ferris Industries, Inc., Deb.,
  9.25%, 05/01/21                                 350,000       334,250
=======================================================================

Food Distributors-0.20%

Roundy's, Inc. Sr. Sub. Notes, 8.88%,
  06/15/12 (Acquired 12/12/02; Cost
  $139,300)(a)                                    140,000       138,950
=======================================================================

Forest Products-0.12%

Louisiana-Pacific Corp., Sr. Unsec. Notes,
  8.50%, 08/15/05                                  85,000        87,975
=======================================================================

Gas Utilities-0.75%

Kinder Morgan, Inc., Sr. Unsec. Notes, 6.80%,
  03/01/08                                        375,000       409,380
-----------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                 150,000       123,000
=======================================================================
                                                                532,380
=======================================================================

General Merchandise Stores-0.22%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                        140,000       158,862
=======================================================================

Health Care Facilities-0.35%

Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Notes, 10.38%, 02/15/09                    240,000       250,800
=======================================================================

Homebuilding-0.52%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    210,000       226,800
-----------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.13%, 05/01/12                          155,000       140,275
=======================================================================
                                                                367,075
=======================================================================

Industrial Machinery-0.29%

Pall Corp., Notes, 6.00%, 08/01/12 (Acquired
  08/01/02; Cost $199,898)(a)                     200,000       208,408
=======================================================================

Integrated Oil & Gas-3.36%

BP Canada Finance Co. (Canada), Yankee Bonds,
  3.38%, 10/31/07                                 500,000       505,675
-----------------------------------------------------------------------
Conoco Inc., Sr. Unsec. Notes, 5.90%,
  04/15/04                                        100,000       105,267
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06        300,000       333,429
-----------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28                   340,000       376,056
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Integrated Oil & Gas-(Continued)

Occidental Petroleum Corp.,
  Sr. Putable Deb., 9.25%, 08/01/04            $  500,000   $   657,435
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  6.50%, 04/01/05                                 100,000       108,110
-----------------------------------------------------------------------
  7.38%, 11/15/08                                 250,000       291,707
=======================================================================
                                                              2,377,679
=======================================================================

Integrated Telecommunication Services-2.07%

GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                    100,000       107,799
-----------------------------------------------------------------------
Sprint Capital Corp.,
  Deb., 9.00%, 10/15/19                           320,000       289,200
-----------------------------------------------------------------------
  Gtd. Notes, 5.88%, 05/01/04                     150,000       149,437
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes,
  5.70%, 11/15/03                                 175,000       174,344
-----------------------------------------------------------------------
  6.00%, 01/15/07                                 200,000       189,250
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Gtd. Notes, 6.13%,
    11/15/08                                      300,000       276,375
-----------------------------------------------------------------------
  Unsec. Gtd. Notes, 8.75%, 03/15/32              150,000       143,812
-----------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Notes, 6.13%, 06/15/07                          125,000       137,482
=======================================================================
                                                              1,467,699
=======================================================================

Leisure Facilities-0.09%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                         60,000        60,150
=======================================================================

Life & Health Insurance-0.87%

American General Corp., Unsec. Notes, 7.50%,
  08/11/10                                        200,000       234,776
-----------------------------------------------------------------------
Americo Life, Inc., Sr. Sub. Notes, 9.25%,
  06/01/05                                         75,000        75,000
-----------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                         70,000        79,677
-----------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23           200,000       223,868
=======================================================================
                                                                613,321
=======================================================================

Multi-Line Insurance-0.34%

AIG SunAmerica Global Financing IX, Bonds,
  6.90%, 03/15/32 (Acquired 07/31/02; Cost
  $219,398)(a)                                    210,000       240,765
=======================================================================

Oil & Gas Drilling-1.00%

Transocean Inc., Unsec. Notes, 6.95%,
  04/15/08                                        620,000       709,646
=======================================================================

Oil & Gas Equipment & Services-0.74%

Smith International, Inc., Notes, 6.75%,
  02/15/11                                        500,000       521,595
=======================================================================

Oil & Gas Exploration & Production-5.96%

Amerada Hess Corp., Unsec. Notes,
  5.30%, 08/15/04                                 200,000       208,860
-----------------------------------------------------------------------
  7.30%, 08/15/31                                 125,000       136,049
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Oil & Gas Exploration & Production-(Continued)

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                        $  200,000   $   237,480
-----------------------------------------------------------------------
Burlington Resources Finance Co. (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 7.40%,
  12/01/31                                        175,000       201,497
-----------------------------------------------------------------------
Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired
  08/17/01-07/31/02; Cost $275,409)(a)            275,000       290,208
-----------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                          160,000       166,800
-----------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                        100,000       120,216
-----------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Deb., 7.88%, 09/30/31                           280,000       338,587
-----------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                          500,000       560,595
-----------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                          765,000       810,900
-----------------------------------------------------------------------
Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                        890,000       859,633
-----------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec.
  Notes, 6.75%, 05/15/08                          250,000       287,420
=======================================================================
                                                              4,218,245
=======================================================================

Oil & Gas Refining, Marketing &
  Transportation-1.41%

Petroleos Mexicanos (Mexico),
  Sr. Unsec. Gtd. Yankee Bonds, 9.38%,
    12/02/08                                      325,000       375,781
-----------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
    Bonds,
  9.50%, 03/15/06                                 550,000       621,891
=======================================================================
                                                                997,672
=======================================================================

Packaged Foods & Meats-0.11%

Dole Food Co., Inc., Sr. Unsec. Notes, 7.25%,
  05/01/09                                         85,000        80,963
=======================================================================

Paper Products-0.19%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08               120,000       132,000
=======================================================================

Pharmaceuticals-0.50%

Johnson & Johnson, Unsec. Deb., 8.72%,
  11/01/24                                        300,000       350,676
=======================================================================

Property & Casualty Insurance-0.51%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $324,503)(a)                                    325,000       358,270
=======================================================================

Publishing-1.50%

News America Holdings, Sr. Unsec. Gtd. Deb.,
  8.00%, 10/17/16                                 750,000       852,983
-----------------------------------------------------------------------
News America Inc., Sr. Putable Deb., 6.75%,
  01/09/10                                        150,000       154,214
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Publishing-(Continued)

Tribune Co., Unsec. Conv. Sub. PHONES, 2.00%,
  05/15/29                                     $      700   $    52,500
=======================================================================
                                                              1,059,697
=======================================================================

Railroads-1.85%

CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/05                                      1,000,000     1,105,860
-----------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10               200,000       201,000
=======================================================================
                                                              1,306,860
=======================================================================

Real Estate-2.40%

EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18                80,000        85,891
-----------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12               80,000        86,304
-----------------------------------------------------------------------
  Unsec. Notes, 6.50%, 01/15/04                   125,000       129,476
-----------------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                 500,000       525,230
-----------------------------------------------------------------------
Host Marriott L.P.
  Series E, Sr. Sec. Gtd. Notes, 8.38%,
    02/15/06                                      125,000       124,375
-----------------------------------------------------------------------
  Series I, Unsec. Gtd. Notes, 9.50%,
    01/15/07                                      200,000       204,000
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                 100,000       105,500
-----------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                 400,000       435,408
=======================================================================
                                                              1,696,184
=======================================================================

Sovereign Debt-0.63%

Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                          150,000       156,849
-----------------------------------------------------------------------
Region of Lombardy (Italy), Unsec. Yankee
  Notes, 5.80%, 10/25/32                          275,000       287,051
=======================================================================
                                                                443,900
=======================================================================

Specialty Stores-0.20%

CSK Auto, Inc., Sr. Unsec. Gtd. Notes,
  12.00%, 06/15/06                                130,000       139,750
=======================================================================

Trucking-0.08%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                     50,000        54,875
=======================================================================

Wireless Telecommunication Services-0.29%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Notes, 8.75%, 03/01/31                   210,000       206,588
=======================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $46,583,132)                               47,982,785
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-7.28%(f)

Canada-2.29%

Bell Mobility Cellular Inc. (Wireless
  Telecommunication Services), Unsec. Deb.,
  6.55%, 06/02/08                        CAD      750,000   $   509,215
-----------------------------------------------------------------------
Canadian Government (Sovereign Debt), Bonds,
  6.63%, 10/03/07                        NZD      750,000       404,328
-----------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14 CAD                             600,000       367,320
-----------------------------------------------------------------------
Westcoast Energy Inc. (Gas Utilities)-Series
  V, Unsec. Deb., 6.45%, 12/18/06         CAD     500,000       338,296
=======================================================================
                                                              1,619,159
=======================================================================

Germany-2.61%

Bundesrepublik Deutschland (Sovereign Debt)
  Series 2002, Bonds, 5.00%, 07/04/12     EUR     900,000     1,004,717
-----------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau (Banks), Sr.
  Unsec. Unsub. Notes., 5.25%, 07/04/12   EUR     750,000       846,350
=======================================================================
                                                              1,851,067
=======================================================================

Netherlands-0.41%

Olivetti International Finance N.V.
  (Integrated Telecommunication
  Services)-Series E, Gtd. Medium Term Euro
  Notes, 6.13%, 07/30/09   EUR                    270,000       288,363
=======================================================================

United Kingdom-1.97%

British Sky Broadcasting Group PLC
  (Broadcasting & Cable TV), Sr. Unsec. Gtd.
  Unsub. Euro Bonds, 7.75%, 07/09/09      GBP     270,000       449,356
-----------------------------------------------------------------------
Sutton Bridge Financing Ltd. (Electric
  Utilities), Gtd. Euro Bonds, 8.63%,
  06/30/22              GBP                       437,150       761,333
-----------------------------------------------------------------------
Treasury (Department of) (Sovereign Debt),
  Bonds, 7.25%, 12/07/07                  GBP     100,000       183,145
=======================================================================
                                                              1,393,834
=======================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $4,843,536)                                 5,152,423
=======================================================================

                                                 SHARES
WARRANTS & OTHER EQUITY INTERESTS-0.89%

Broadcasting & Cable TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(a)(g)(h)             1,000             0
-----------------------------------------------------------------------
Knology, Inc., Series D-Conv. Pfd. (Acquired
  03/12/98; Cost $0)(a)(g)                          8,627             0
=======================================================================
                                                                      0
=======================================================================

Railroads-0.00%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(g)                  200         1,526
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

Real Estate Investment Trusts-0.89%

First Republic Capital Corp.-Series A-Pfd.
  (Acquired 05/26/99; Cost $600,000)(a)               600   $   630,000
=======================================================================

Wireless Telecommunication Services-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(g)                            275             3
=======================================================================
    Total Warrants & Other Equity Interests
      (Cost $600,000)                                           631,529
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
ASSET BACKED SECURITIES-4.24%

Airlines-1.55%

Air 2 US-Series C, Equipment Trust Ctfs.,
  10.13%, 10/01/20 (Acquired 10/28/99; Cost
  $536,088)(a)                                 $  536,088        83,094
-----------------------------------------------------------------------
Continental Airlines, Inc.-
  Series 2000-1, Class A-1, Sr. Pass Through
  Ctfs., 8.05%, 11/01/20                          207,425       178,904
-----------------------------------------------------------------------
  Series 2000-2, Class A-1, Sr. Sec. Pass
    Through
  Ctfs., 7.71%, 04/02/21                          161,169       139,008
-----------------------------------------------------------------------
  Series 974A, Pass Through Ctfs., 6.90%,
  01/02/18                                        435,430       382,804
-----------------------------------------------------------------------
United Air Lines, Inc.-Series 2000-1, Class
  A-2, Pass Through Ctfs., 7.73%, 07/01/10        400,000       315,000
=======================================================================
                                                              1,098,810
=======================================================================

Diversified Financial Services-2.29%

Citicorp Lease-Series 1999-1,
  Class A1, Pass Through Ctfs., 7.22%,
  06/15/05 (Acquired 05/08/02-06/19/02; Cost
  $390,421)(a)                                    368,755       403,935
-----------------------------------------------------------------------
  Class A2, Pass Through Ctfs., 8.04%,
  12/15/19 (Acquired 06/01/00-08/20/02; Cost
  $609,801)(a)                                    600,000       693,456
-----------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Sec. Notes, 6.00%, 05/15/06          250,000       273,202
-----------------------------------------------------------------------
Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $239,683)(a)                               240,000       250,557
=======================================================================
                                                              1,621,150
=======================================================================

Electric Utilities-0.40%

Beaver Valley II Funding Corp., Sec. SLOBS
  Deb., 9.00%, 06/01/17                           250,000       278,022
=======================================================================
    Total Asset Backed Securities (Cost
      $3,431,153)                                             2,997,982
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-7.80%

Federal Home Loan Mortgage Corp.
  (FHLMC)-1.41%

Pass Through Ctfs.,
  8.50%, 03/01/10                              $    9,250   $    10,002
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32                     591,981       618,094
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 06/01/17                     153,387       160,550
-----------------------------------------------------------------------
Pass Through Ctfs.,TBA,
  6.00%, 01/01/33                                 202,000       209,371
=======================================================================
                                                                998,017
=======================================================================

Federal National Mortgage Association
  (FNMA)-5.41%

Pass Through Ctfs.,
  7.00%, 02/01/16 to 09/01/32                     478,170       503,867
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 11/01/31                     542,484       566,923
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 07/01/17                     144,547       151,303
-----------------------------------------------------------------------
  7.50%, 04/01/29 to 05/01/32                     651,975       693,047
-----------------------------------------------------------------------
  8.00%, 04/01/32                                 261,504       281,181
-----------------------------------------------------------------------
Pass Through Ctfs.,TBA,
  6.00%, 01/01/33(i)                              312,000       323,399
-----------------------------------------------------------------------
Unsec. Notes,
  6.20%, 06/13/17                                 250,000       269,287
-----------------------------------------------------------------------
Unsec. Sub. Notes,
  6.25%, 02/01/11                                 600,000       671,790
-----------------------------------------------------------------------
  5.25%, 08/01/12                                 350,000       365,789
=======================================================================
                                                              3,826,586
=======================================================================

Government National Mortgage Association
  (GNMA)-0.98%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32                     168,648       180,896
-----------------------------------------------------------------------
  8.50%, 11/15/24                                  66,839        73,513
-----------------------------------------------------------------------
  7.00%, 07/15/31 to 08/15/31                      98,165       104,095
-----------------------------------------------------------------------
  6.50%, 11/15/31 to 03/15/32                     235,199       247,099
-----------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32                      88,590        92,383
=======================================================================
                                                                697,986
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $5,337,393)                                       5,522,589
=======================================================================

U.S. TREASURY SECURITIES-9.38%

U.S. Treasury Bills-0.43%

3.25%, 12/31/03                                   300,000       306,075
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

U.S. Treasury Notes-5.15%

4.63%, 05/15/06                                $  700,000   $   755,188
-----------------------------------------------------------------------
6.13%, 08/15/07                                   700,000       805,259
-----------------------------------------------------------------------
4.75%, 11/15/08                                 1,050,000     1,146,568
-----------------------------------------------------------------------
6.50%, 02/15/10                                   400,000       478,488
-----------------------------------------------------------------------
5.75%, 08/15/10                                   400,000       460,336
=======================================================================
                                                              3,645,839
=======================================================================

U.S. Treasury Bonds-3.80%

7.25%, 05/15/16                                 1,400,000     1,794,786
-----------------------------------------------------------------------
7.50%, 11/15/16                                   500,000       654,800
-----------------------------------------------------------------------
6.25%, 08/15/23                                   200,000       235,194
=======================================================================
                                                              2,684,780
=======================================================================
    Total U.S. Treasury Securities (Cost
      $6,376,494)                                             6,636,694
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
MONEY MARKET FUNDS-1.69%

STIC Liquid Assets Portfolio(j)                   598,301   $   598,301
-----------------------------------------------------------------------
STIC Prime Portfolio(j)                           598,301       598,301
=======================================================================
    Total Money Market Funds (Cost
      $1,196,602)                                             1,196,602
=======================================================================
TOTAL INVESTMENTS-99.09% (Cost $68,368,310)                  70,120,604
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.91%                             645,167
=======================================================================
NET ASSETS-100.00%                                          $70,765,771
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

CAD      - Canadian Dollars
Conv.    - Convertible
Ctfs.    - Certificates
Deb.     - Debentures
Disc.    - Discounted
EUR      - Euro
GBP      - British Pound Sterling
GLOBALS  - Global Landmark Securities
Gtd.     - Guaranteed
Jr.      - Junior
NZD      - New Zealand Dollar
Pfd.     - Preferred
PHONES   - Participation Hybrid Option Notes
RAPS     - Redeemable and Putable Securities
Sec.     - Secured
SLOBS    - Secured Lease Obligation Securities
Sr.      - Senior
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated
Wts.     - Warrants

Notes to Schedule of Investments:

(a) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); these securities may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $5,178,750, which represented 7.32% of the Fund's net assets. Of these securities, 6.45% of the Fund's net assets are considered to be illiquid.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp. or MBIA Insurance Co.
(e) Discounted note at issue. The interest rate represents the coupon rate at which the note will accrue at a specified future date.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) Security fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(i) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section C.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $68,368,310)  $70,120,604
------------------------------------------------------------
Foreign currencies, at value (cost $121,083)         128,454
------------------------------------------------------------
Receivables for:
  Fund shares sold                                    38,179
------------------------------------------------------------
  Dividends and interest                           1,100,563
------------------------------------------------------------
Investment for deferred compensation plan             33,868
------------------------------------------------------------
Other assets                                             561
============================================================
    Total assets                                  71,422,229
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              528,126
------------------------------------------------------------
  Fund shares reacquired                              28,218
------------------------------------------------------------
  Deferred compensation plan                          33,868
------------------------------------------------------------
Accrued administrative services fees                  25,236
------------------------------------------------------------
Accrued distribution fees -- Series II                    63
------------------------------------------------------------
Accrued transfer agent fees                            3,017
------------------------------------------------------------
Accrued operating expenses                            37,930
============================================================
    Total liabilities                                656,458
============================================================
Net assets applicable to shares outstanding      $70,765,771
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $70,641,578
____________________________________________________________
============================================================
Series II                                        $   124,193
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           8,210,002
____________________________________________________________
============================================================
Series II                                             14,469
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      8.60
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      8.58
____________________________________________________________
============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                          $ 5,165,473
-------------------------------------------------------------
Dividends                                              72,996
-------------------------------------------------------------
Dividends from affiliated money market funds           31,743
=============================================================
    Total investment income                         5,270,212
=============================================================

EXPENSES:

Advisory fees                                         446,474
-------------------------------------------------------------
Administrative services fees                          157,854
-------------------------------------------------------------
Custodian fees                                         31,503
-------------------------------------------------------------
Distribution fees -- Series II                             81
-------------------------------------------------------------
Transfer agent fees                                    13,405
-------------------------------------------------------------
Trustees' fees                                          9,023
-------------------------------------------------------------
Other                                                  38,278
=============================================================
    Total expenses                                    696,618
=============================================================
Less: Fees waived                                        (294)
-------------------------------------------------------------
    Expenses paid indirectly                             (121)
=============================================================
    Net expenses                                      696,203
=============================================================
Net investment income                               4,574,009
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            (7,652,962)
-------------------------------------------------------------
  Foreign currencies                                    1,764
-------------------------------------------------------------
  Foreign currency contracts                          (52,403)
=============================================================
                                                   (7,703,601)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             4,674,842
-------------------------------------------------------------
  Foreign currencies                                   12,071
-------------------------------------------------------------
  Foreign currency contracts                          (23,122)
=============================================================
                                                    4,663,791
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                        (3,039,810)
=============================================================
Net increase in net assets resulting from
  operations                                      $ 1,534,199
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  4,574,009    $  5,827,598
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts           (7,703,601)     (5,485,868)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and foreign currency
    contracts                                                    4,663,791       2,576,613
==========================================================================================
    Net increase in net assets resulting from operations         1,534,199       2,918,343
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (5,535,504)     (5,585,065)
------------------------------------------------------------------------------------------
  Series II                                                         (9,184)             --
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (5,226,934)     (1,180,566)
------------------------------------------------------------------------------------------
  Series II                                                        128,395              --
==========================================================================================
    Net increase (decrease) in net assets                       (9,109,028)     (3,847,288)
==========================================================================================

NET ASSETS:

  Beginning of year                                             79,874,799      83,722,087
==========================================================================================
  End of year                                                 $ 70,765,771    $ 79,874,799
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 88,024,993    $ 93,666,892
------------------------------------------------------------------------------------------
  Undistributed net investment income                            4,379,513       5,424,619
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (23,402,982)    (16,317,168)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    1,764,247      (2,899,544)
==========================================================================================
                                                              $ 70,765,771    $ 79,874,799
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage back securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institutions such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with

                        AIM V.I. DIVERSIFIED INCOME FUND
     different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs. The difference between the selling price and the future repurchase price is recorded as an adjustment to interest income.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will segregate assets to cover its obligations under dollar roll transactions.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating life insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $294.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $157,854 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $8,349 such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $81.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $121 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $121.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to

                        AIM V.I. DIVERSIFIED INCOME FUND
the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002          2001
---------------------------------------------------------------
Distribution paid from ordinary
  income                               $5,544,688    $5,585,065
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                    $  4,441,548
-------------------------------------------------------------
Unrealized appreciation -- investments              1,750,176
-------------------------------------------------------------
Temporary book/tax differences                        (47,964)
-------------------------------------------------------------
Capital loss carryforward                         (22,429,157)
-------------------------------------------------------------
Post-October capital loss deferral                   (973,825)
-------------------------------------------------------------
Shares of beneficial interest                      88,024,993
=============================================================
                                                 $ 70,765,771
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax treatment of bond premium amortization. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $11,953.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2005                              $   972,722
-----------------------------------------------------------
December 31, 2006                                1,451,891
-----------------------------------------------------------
December 31, 2007                                2,582,661
-----------------------------------------------------------
December 31, 2008                                4,437,761
-----------------------------------------------------------
December 31, 2009                                6,105,069
-----------------------------------------------------------
December 31, 2010                                6,879,053
===========================================================
                                               $22,429,157
___________________________________________________________
===========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $62,149,460 and $69,014,619, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $ 3,604,637
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (1,866,414)
=============================================================
Net unrealized appreciation of investment
  securities                                      $ 1,738,223
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $68,382,381.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of expired capital loss carryforward, tax treatment of bond premium amortization, foreign currency transactions and other items on December 31, 2002, undistributed net investment income was decreased by $74,427, undistributed net realized gains increased by $617,787 and shares of beneficial interest decreased by $543,360. This reclassification had no effect on the net assets of the Fund.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,352,069    $ 12,168,430     1,522,060    $ 14,801,914
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      13,618         121,346            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       655,089       5,535,504       617,134       5,585,065
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                       1,090           9,184            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (2,547,691)    (22,930,868)   (2,215,322)    (21,567,545)
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                        (239)         (2,135)           --              --
======================================================================================================================
                                                                (526,064)   $ (5,098,539)      (76,128)   $ (1,180,566)
______________________________________________________________________________________________________________________
======================================================================================================================

* Series II shares commenced sales on March 14, 2002.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        SERIES I
                                                              -------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                               2002          2001          2000           1999       1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.13       $  9.49       $ 10.06        $ 10.94    $ 11.29
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.55(a)       0.67(a)(b)    0.76(a)        0.64       0.75
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.35)        (0.35)        (0.69)         (0.85)     (0.35)
===========================================================================================================================
    Total from investment operations                             0.20          0.32          0.07          (0.21)      0.40
===========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.73)        (0.68)        (0.64)         (0.67)     (0.57)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --            --             --      (0.18)
===========================================================================================================================
    Total distributions                                         (0.73)        (0.68)        (0.64)         (0.67)     (0.75)
===========================================================================================================================
Net asset value, end of period                                $  8.60       $  9.13       $  9.49        $ 10.06    $ 10.94
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                  2.30%         3.48%         0.80%         (1.92)%     3.58%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $70,642       $79,875       $83,722        $99,509    $96,445
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                          0.94%(d)      0.93%         0.90%          0.83%      0.77%
===========================================================================================================================
Ratio of net investment income to average net assets             6.15%(d)      6.87%(b)      7.84%          7.20%      6.99%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            86%           79%           74%            83%        50%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.70 and the ratio of net investment income to average net assets would have been 7.19%. In accordance with the AICPA Audit Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $74,380,010.


                                                                SERIES II
                                                              --------------
                                                              MARCH 14, 2002
                                                              (DATE SALES
                                                              COMMENCED) TO
                                                              DECEMBER 31,
                                                                 2002
----------------------------------------------------------------------------
Net asset value, beginning of period                              $ 8.97
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.42(a)
----------------------------------------------------------------------------
  Net income (losses) on securities (both realized and
    unrealized)                                                    (0.08)
============================================================================
    Total from investment operations                                0.34
============================================================================
Less dividends from net investment income                          (0.73)
============================================================================
Net asset value, end of period                                    $ 8.58
____________________________________________________________________________
============================================================================
Total return(b)                                                     3.90%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  124
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets                             1.19%(c)
============================================================================
Ratio of net investment income to average net assets                5.90%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate                                               86%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total return for period shown.
(c)  Ratios are annualized and based on average daily net assets of $40,338.

                        AIM V.I. DIVERSIFIED INCOME FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Global Utilities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Global Utilities Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                         AIM V.I. GLOBAL UTILITIES FUND

Schedule of Investments

December 31, 2002


                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
DOMESTIC STOCKS-72.13%

Diversified Metals & Mining-1.21%

Peabody Energy Corp.                                 8,700   $   254,301
========================================================================

Electric Utilities-44.19%

American Electric Power Co., Inc.                    8,000       218,640
------------------------------------------------------------------------
CenterPoint Energy, Inc.                            29,100       247,350
------------------------------------------------------------------------
Cinergy Corp.                                        6,300       212,436
------------------------------------------------------------------------
CMS Energy Corp.                                    25,300       238,832
------------------------------------------------------------------------
Consolidated Edison, Inc.                            9,200       393,944
------------------------------------------------------------------------
Constellation Energy Group, Inc.                    12,300       342,186
------------------------------------------------------------------------
Dominion Resources, Inc.                             4,000       219,600
------------------------------------------------------------------------
DTE Energy Co.                                      20,000       928,000
------------------------------------------------------------------------
Edison International(a)                              7,200        85,320
------------------------------------------------------------------------
Entergy Corp.                                        8,800       401,192
------------------------------------------------------------------------
Exelon Corp.                                         5,200       274,404
------------------------------------------------------------------------
FirstEnergy Corp.                                   13,000       428,610
------------------------------------------------------------------------
FPL Group, Inc.                                     17,700     1,064,301
------------------------------------------------------------------------
Northeast Utilities                                 18,000       273,060
------------------------------------------------------------------------
OGE Energy Corp.                                    15,000       264,000
------------------------------------------------------------------------
PG&E Corp.(a)                                       10,200       141,780
------------------------------------------------------------------------
Pinnacle West Capital Corp.                         29,800     1,015,882
------------------------------------------------------------------------
PPL Corp.                                           10,700       371,076
------------------------------------------------------------------------
Progress Energy, Inc.                                5,000       216,750
------------------------------------------------------------------------
Public Service Enterprise Group Inc.                 8,500       272,850
------------------------------------------------------------------------
Puget Energy, Inc.                                  13,500       297,675
------------------------------------------------------------------------
Southern Co. (The)                                  28,300       803,437
------------------------------------------------------------------------
TXU Corp.                                           11,600       216,688
------------------------------------------------------------------------
Wisconsin Energy Corp.                               8,400       211,680
------------------------------------------------------------------------
Xcel Energy, Inc.                                   14,150       155,650
========================================================================
                                                               9,295,343
========================================================================

Gas Utilities-9.95%

KeySpan Corp.                                        8,000       281,920
------------------------------------------------------------------------
Kinder Morgan, Inc.                                  5,000       211,350
------------------------------------------------------------------------
NiSource Inc.                                       40,800       816,000
------------------------------------------------------------------------
Peoples Energy Corp.                                 6,000       231,900
------------------------------------------------------------------------
Sempra Energy                                       23,300       551,045
========================================================================
                                                               2,092,215
========================================================================

Industrial Conglomerates-0.97%

General Electric Co.                                 8,400       204,540
========================================================================

Integrated Telecommunication Services-6.93%

BellSouth Corp.                                     20,200       522,574
------------------------------------------------------------------------
SBC Communications Inc.                             10,500       284,655
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------

Integrated Telecommunication Services-(Continued)

Verizon Communications Inc.                         16,786   $   650,457
========================================================================
                                                               1,457,686
========================================================================

Multi-Utilities & Unregulated Power-8.88%

Aquila, Inc.(a)                                     31,654        56,027
------------------------------------------------------------------------
Duke Energy Corp.                                   18,344       358,442
------------------------------------------------------------------------
Energy East Corp.                                   43,500       960,915
------------------------------------------------------------------------
Equitable Resources, Inc.                            3,000       105,120
------------------------------------------------------------------------
MDU Resources Group, Inc.                            4,100       105,821
------------------------------------------------------------------------
Mirant Corp.(a)                                     26,064        49,261
------------------------------------------------------------------------
Mirant Trust I-Series A, $3.13 Conv. Pfd.            3,200        53,120
------------------------------------------------------------------------
ONEOK, Inc.                                          5,500       105,600
------------------------------------------------------------------------
Reliant Resources, Inc.(a)                          22,948        73,434
========================================================================
                                                               1,867,740
========================================================================
    Total Domestic Stocks (Cost $17,599,412)                  15,171,825
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-17.80%

Brazil-0.67%

Companhia Paranaense de Energia-Copel-ADR
  (Electric Utilities)                              50,200       141,062
========================================================================

France-2.11%

Suez S.A. (Multi-Utilities & Unregulated
  Power)                                            19,000       329,895
------------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)             800       114,297
========================================================================
                                                                 444,192
========================================================================

Germany-1.52%

E.ON A.G. (Electric Utilities)                       7,920       319,674
========================================================================

Greece-0.80%

Public Power Corp.-GDR (Electric Utilities)
  (Acquired 12/10/01-12/27/02; Cost
  $140,316)(b)(c)                                   12,100       167,666
========================================================================

Italy-3.29%

ACEA S.p.A. (Multi-Utilities & Unregulated
  Power) (Acquired 07/12/99-09/07/01; Cost
  $453,977)(b)                                      50,000       221,497
------------------------------------------------------------------------
Snam Rete Gas S.p.A. (Gas Utilities)
  (Acquired 12/03/01-12/27/02; Cost
  $89,330)(b)                                       33,900       115,656
------------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated
  Telecommunication Services)                       70,400       355,471
========================================================================
                                                                 692,624
========================================================================

Spain-3.39%

Endesa, S.A. (Electric Utilities)                   35,100       410,835
------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                    33,705       301,807
========================================================================
                                                                 712,642
========================================================================

United Kingdom-6.02%

Kelda Group PLC (Water Utilities)                   76,474       522,610
------------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND


                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
United Kingdom-(Continued)

National Grid Transco PLC (Multi-Utilities &
  Unregulated Power)                                26,813   $   197,280
------------------------------------------------------------------------
United Utilities PLC (Multi-Utilities &
  Unregulated Power)                                21,600       217,238
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                      150,394       274,515
------------------------------------------------------------------------
Vodafone Group PLC-ADR (Wireless
  Telecommunication Services)                        3,000        54,360
========================================================================
                                                               1,266,003
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $5,098,958)                              3,743,863
========================================================================

                                                PRINCIPAL
                                                 AMOUNT

U.S. DOLLAR DENOMINATED BONDS & NOTES-1.84%

Broadcasting & Cable TV-0.49%

TCI Communications, Inc., Sr. Unsec. Deb.,
  7.88%, 02/15/26                              $   100,000       102,402
========================================================================

Computer Hardware-0.13%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $440,425)(b)(c)(d)                               527,000        27,931
========================================================================

Electric Utilities-0.36%

Arizona Public Service Co., SLOBS, 8.00%,
  12/30/15                                          75,000        76,562
========================================================================

Integrated Telecommunication Services-0.86%

AT&T Broadband Corp., Unsec. Gtd. Notes,
  8.38%, 03/15/13                              $   159,000   $   180,543
========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $777,460)                                      387,438
========================================================================

                                                PRINCIPAL      MARKET
                                                AMOUNT(E)       VALUE
------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED BONDS-2.38%

United Kingdom-2.38%

National Grid Co. PLC (Multi-Utilities &
  Unregulated Power), Conv. Bonds, 4.25%,
  02/17/08 (Acquired 02/05/98; Cost
  $397,800)(b)                                 GBP 240,000   $   441,146
------------------------------------------------------------------------
National Grid Co. PLC-Series RG
  (Multi-Utilities & Unregulated Power),
  Conv. Bonds 4.25%, 02/17/08                   GBP 32,000        58,820
========================================================================
    Total Non-U.S. Dollar Denominated Bonds
      (Cost $453,924)                                            499,966
========================================================================

                                                 SHARES

MONEY MARKET FUNDS-7.49%

STIC Liquid Assets Portfolio(f)                    788,445       788,445
------------------------------------------------------------------------
STIC Prime Portfolio(f)                            788,445       788,445
========================================================================
    Total Money Market Funds (Cost
      $1,576,890)                                              1,576,890
========================================================================
TOTAL INVESTMENTS-101.64% (Cost $25,506,644)                  21,379,982
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.64%)                           (345,483)
========================================================================
NET ASSETS-100.00%                                           $21,034,499
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
GBP    - British Pound Sterling
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
SLOBS  - Secured Lease Obligation Securities
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $973,896, which represented 4.63% of the Fund's net assets. Of these securities, 2.23% of the Fund's net assets are considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                         AIM V.I. GLOBAL UTILITIES FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $25,506,644)                                   $21,379,982
------------------------------------------------------------
Foreign currencies, at value (cost $53,223)           56,386
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,143,840
------------------------------------------------------------
  Fund shares sold                                     1,546
------------------------------------------------------------
  Dividends and interest                              59,722
------------------------------------------------------------
Investment for deferred compensation plan             30,831
============================================================
    Total assets                                  22,672,307
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,559,547
------------------------------------------------------------
  Fund shares reacquired                              11,275
------------------------------------------------------------
  Deferred compensation plan                          30,831
------------------------------------------------------------
Accrued administrative services fees                   8,125
------------------------------------------------------------
Accrued distribution fees -- Series II                    37
------------------------------------------------------------
Accrued transfer agent fees                            3,718
------------------------------------------------------------
Accrued operating expenses                            24,275
============================================================
    Total liabilities                              1,637,808
============================================================
Net assets applicable to shares outstanding      $21,034,499
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $20,923,137
____________________________________________________________
============================================================
Series II                                        $   111,362
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           2,149,472
____________________________________________________________
============================================================
Series II                                             11,452
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      9.73
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      9.72
____________________________________________________________
============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $15,531)                                        $   979,924
-------------------------------------------------------------
Dividends from affiliated money market funds           38,938
-------------------------------------------------------------
Interest                                               82,298
=============================================================
    Total investment income                         1,101,160
=============================================================

EXPENSES:

Advisory fees                                         180,490
-------------------------------------------------------------
Administrative services fees                           93,944
-------------------------------------------------------------
Custodian fees                                         16,017
-------------------------------------------------------------
Distribution fee -- Series II                              56
-------------------------------------------------------------
Transfer agent fees                                    10,802
-------------------------------------------------------------
Trustees' fees                                          8,768
-------------------------------------------------------------
Other                                                  29,242
=============================================================
    Total expenses                                    339,319
=============================================================
Less: Fees waived and expenses reimbursed                (521)
-------------------------------------------------------------
    Expenses paid indirectly                             (212)
=============================================================
    Net expenses                                      338,586
=============================================================
Net investment income                                 762,574
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            (6,753,541)
-------------------------------------------------------------
  Foreign currencies                                   10,816
-------------------------------------------------------------
  Option contracts written                             78,521
=============================================================
                                                   (6,664,204)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (2,995,894)
-------------------------------------------------------------
  Foreign currencies                                    1,337
=============================================================
                                                   (2,994,557)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts          (9,658,761)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                       $(8,896,187)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                         AIM V.I. GLOBAL UTILITIES FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    762,574    $    720,613
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (6,664,204)     (4,732,808)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (2,994,557)    (10,714,354)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (8,896,187)    (14,726,549)
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (735,979)       (529,849)
------------------------------------------------------------------------------------------
  Series II                                                         (3,622)             --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                              --      (3,464,881)
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (6,268,289)      6,014,370
------------------------------------------------------------------------------------------
  Series II                                                        109,263              --
==========================================================================================
    Net increase (decrease) in net assets                      (15,794,814)    (12,706,909)
==========================================================================================

NET ASSETS:

  Beginning of year                                             36,829,313      49,536,222
==========================================================================================
  End of year                                                 $ 21,034,499    $ 36,829,313
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 35,858,835    $ 42,018,070
------------------------------------------------------------------------------------------
  Undistributed net investment income                              719,994         694,877
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (11,418,450)     (4,752,311)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (4,125,880)     (1,131,323)
==========================================================================================
                                                              $ 21,034,499    $ 36,829,313
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
                         AIM V.I. GLOBAL UTILITIES FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Global Utilities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the

                         AIM V.I. GLOBAL UTILITIES FUND
     fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%, which may be terminated or modified at any time. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $509.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $93,944 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $6,152 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $44 after plan fees reimbursed by AIM Distributors of $12.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $212 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $212.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to

                         AIM V.I. GLOBAL UTILITIES FUND
the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                          --     $     --
----------------------------------------------------------
Written                                 1,696      107,507
----------------------------------------------------------
Closed                                    (76)      (5,560)
----------------------------------------------------------
Exercised                                (240)     (27,314)
----------------------------------------------------------
Expired                                (1,380)     (74,633)
==========================================================
End of year                                --     $     --
__________________________________________________________
==========================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002         2001
--------------------------------------------------------------
Distributions paid from:
Ordinary income                         $739,601    $2,521,868
--------------------------------------------------------------
Long-term capital gain                        --     1,472,862
==============================================================
                                        $739,601    $3,994,730
______________________________________________________________
==============================================================

Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                    $    765,386
-------------------------------------------------------------
Unrealized appreciation
  (depreciation) -- investments                    (4,212,896)
-------------------------------------------------------------
Temporary book/tax differences                        (41,273)
-------------------------------------------------------------
Capital loss carryforward                         (11,289,222)
-------------------------------------------------------------
Post-October capital loss deferral                    (46,331)
-------------------------------------------------------------
Shares of beneficial interest                      35,858,835
=============================================================
                                                 $ 21,034,499
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and other differences. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $782.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                   CAPITAL LOSS
EXPIRATION         CARRYFORWARD
-------------------------------
December 31, 2009  $ 3,082,903
-------------------------------
December 31, 2010    8,206,319
===============================
                   $11,289,222
_______________________________
===============================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $13,772,910 and $17,720,574, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                           $ 1,507,699
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (5,721,377)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(4,213,678)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $25,593,660.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of bond premium amortization and foreign currency transactions on December 31, 2002, undistributed net investment income was increased by $2,144, undistributed net realized gains decreased by $1,935 and shares of beneficial interest decreased by $209. This reclassification had no effect on the net assets of the Fund.

                         AIM V.I. GLOBAL UTILITIES FUND

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                       2002                        2001
                                                              -----------------------    ------------------------
                                                               SHARES       AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     192,882    $ 2,309,033     732,845    $ 13,569,191
-----------------------------------------------------------------------------------------------------------------
  Series II*                                                    11,365        108,344          --              --
=================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      77,066        735,979     304,477       3,994,730
-----------------------------------------------------------------------------------------------------------------
  Series II*                                                       380          3,622          --              --
=================================================================================================================
Reacquired:
  Series I                                                    (838,194)    (9,313,301)   (660,993)    (11,549,551)
-----------------------------------------------------------------------------------------------------------------
  Series II*                                                      (293)        (2,703)         --              --
=================================================================================================================
                                                              (556,794)   $(6,159,026)    376,329    $  6,014,370
_________________________________________________________________________________________________________________
=================================================================================================================

* Series II shares commenced sales on March 26, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          SERIES I
                                                                ------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
                                                                 2002          2001          2000       1999          1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 13.55       $ 21.16       $ 22.80    $ 17.36       $ 15.26
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.31(a)       0.29(a)(b)    0.29(a)    0.32(a)       0.35
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (3.78)        (6.25)        (0.80)      5.49          2.15
============================================================================================================================
    Total from investment operations                              (3.47)        (5.96)        (0.51)      5.81          2.50
============================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.35)        (0.22)        (0.23)     (0.37)        (0.28)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --         (1.43)        (0.90)        --         (0.12)
============================================================================================================================
    Total distributions                                           (0.35)        (1.65)        (1.13)     (0.37)        (0.40)
============================================================================================================================
Net asset value, end of period                                  $  9.73       $ 13.55       $ 21.16    $ 22.80       $ 17.36
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                  (25.53)%      (27.93)%       (2.28)%    33.56%        16.49%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $20,923       $36,829       $49,536    $39,772       $28,134
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                            1.22%(d)      1.07%         1.10%      1.14%         1.11%
============================================================================================================================
Ratio of net investment income to average net assets               2.75%(d)      1.59%(b)      1.23%      1.72%         2.46%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                              54%           32%           50%        45%           32%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.30 and the ratio of net investment income to average net assets would have been 1.63%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $27,745,269.

                         AIM V.I. GLOBAL UTILITIES FUND


                                                                  SERIES II
                                                                --------------
                                                                MARCH 26, 2002
                                                                (DATE SALES
                                                                COMMENCED) TO
                                                                DECEMBER 31,
                                                                   2002
------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 13.54
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.19(a)
------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (3.66)
==============================================================================
    Total from investment operations                                 (3.47)
==============================================================================
Less distributions from net investment income                        (0.35)
==============================================================================
Net asset value, end of period                                     $  9.72
______________________________________________________________________________
==============================================================================
Total return(b)                                                     (25.55)%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   111
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                         1.45%(c)
------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                      1.51%(c)
==============================================================================
Ratio of net investment income to average net assets                  2.52%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                                 54%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total return for the period shown.
(c)  Ratios are annualized and based on average daily net assets of $29,138.

                         AIM V.I. GLOBAL UTILITIES FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Government Securities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                      AIM V.I. GOVERNMENT SECURITIES FUND

SCHEDULE OF INVESTMENTS
December 31, 2002


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES-76.43%

FEDERAL FARM CREDIT BANK-6.47%

Bonds,
  3.88%, 12/15/04                              $   842,000    $    876,615
--------------------------------------------------------------------------
  4.38%, 04/15/05                                1,625,000       1,714,245
--------------------------------------------------------------------------
  6.00%, 06/11/08 to 03/07/11                    4,600,000       5,210,852
--------------------------------------------------------------------------
  5.75%, 01/18/11                                2,000,000       2,212,960
--------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28                                2,500,000       2,615,300
--------------------------------------------------------------------------
Unsec. Bonds,
  7.25%, 06/12/07                               13,625,000      16,050,114
==========================================================================
                                                                28,680,086
==========================================================================

FEDERAL HOME LOAN BANK-6.48%

Medium Term Notes,
  8.17%, 12/16/04                                  400,000         449,352
--------------------------------------------------------------------------
Unsec. Bonds,
  6.50%, 11/15/05                                  275,000         307,698
--------------------------------------------------------------------------
  7.25%, 02/15/07                                  895,000       1,049,405
--------------------------------------------------------------------------
  4.88%, 05/15/07                                4,000,000       4,315,600
--------------------------------------------------------------------------
  5.48%, 01/28/09                                1,500,000       1,660,635
--------------------------------------------------------------------------
  5.75%, 05/15/12                               18,790,000      20,926,047
==========================================================================
                                                                28,708,737
==========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-21.57%

Pass Through Ctfs.,
  6.00%, 11/01/08 to 09/01/13                      571,855         602,964
--------------------------------------------------------------------------
  6.50%, 12/01/08 to 08/01/32                   17,663,101      18,460,837
--------------------------------------------------------------------------
  7.00%, 11/01/10 to 06/01/32                   24,840,467      26,209,730
--------------------------------------------------------------------------
  10.50%, 08/01/19                                  47,965          54,851
--------------------------------------------------------------------------
  8.50%, 09/01/20 to 10/01/29                    3,675,727       3,982,660
--------------------------------------------------------------------------
  10.00%, 03/01/21                                 935,262       1,070,373
--------------------------------------------------------------------------
  8.00%, 10/01/23                                  896,370         974,099
--------------------------------------------------------------------------
  7.50%, 09/01/30                                  430,423         458,018
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 01/01/33(a)                             6,000,000       6,218,932
--------------------------------------------------------------------------
Unsec. Medium Term Notes,
  4.50%, 02/27/06                                6,845,000       6,874,981
--------------------------------------------------------------------------
  6.00%, 05/25/12 to 06/27/17                   10,059,000      10,560,532
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-(CONTINUED)

Unsec. Notes,
  5.25%, 01/15/06                              $ 2,380,000    $  2,584,704
--------------------------------------------------------------------------
  5.13%, 10/15/08 to 07/15/12                    6,600,000       7,133,746
--------------------------------------------------------------------------
  5.00%, 07/30/09                                8,800,000       9,081,336
--------------------------------------------------------------------------
  5.63%, 03/15/11                                1,200,000       1,328,268
==========================================================================
                                                                95,596,031
==========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-34.44%

Pass Through Ctfs.,
  7.00%, 03/01/04 to 05/01/32                    9,594,878      10,165,264
--------------------------------------------------------------------------
  7.50%, 11/01/09 to 05/01/32                    5,603,218       5,954,422
--------------------------------------------------------------------------
  6.50%, 10/01/10 to 08/01/32                   28,618,120      29,940,401
--------------------------------------------------------------------------
  10.00%, 03/01/16                                 291,912         326,967
--------------------------------------------------------------------------
  6.00%, 07/01/17                                2,672,996       2,797,935
--------------------------------------------------------------------------
  8.50%, 11/01/17 to 12/01/26                    4,747,598       5,172,041
--------------------------------------------------------------------------
  8.00%, 09/01/22 to 06/01/32                   38,504,621      41,417,289
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 01/01/33(a)                            11,550,000      11,971,971
--------------------------------------------------------------------------
Series B, Unsec. Medium Term Notes,
  6.88%, 09/10/12 to 09/24/12                    3,500,000       3,950,950
--------------------------------------------------------------------------
  6.47%, 09/25/12                                1,625,000       1,900,681
--------------------------------------------------------------------------
STRIPS,
  7.37%, 10/09/19(b)                             1,800,000         686,682
--------------------------------------------------------------------------
Unsec. Notes,
  3.25%, 08/26/05 to 11/15/07                   14,000,000      14,062,420
--------------------------------------------------------------------------
  5.25%, 04/15/07                                2,175,000       2,381,647
--------------------------------------------------------------------------
  4.25%, 07/15/07                                5,400,000       5,694,354
--------------------------------------------------------------------------
  6.63%, 11/15/10                                4,800,000       5,636,928
--------------------------------------------------------------------------
  6.13%, 03/15/12                                9,000,000      10,277,460
--------------------------------------------------------------------------
Unsec. Medium Term Notes,
  7.38%, 03/28/05                                  300,000         336,333
==========================================================================
                                                               152,673,745
==========================================================================

FINANCIAL ASSISTANCE CORP.-0.02%

Series A03, Gtd. Bonds,
  9.38%, 07/21/03                                   75,000          78,294
==========================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-4.27%

Pass Through Ctfs.,
  9.50%, 08/15/03 to 09/15/16                  $    13,450    $     15,078
--------------------------------------------------------------------------
  7.50%, 03/15/08 to 08/15/28                    1,966,809       2,100,089
--------------------------------------------------------------------------
  9.00%, 09/15/08 to 10/15/16                       47,243          51,975
--------------------------------------------------------------------------
  11.00%, 10/15/15                                  11,211          13,110
--------------------------------------------------------------------------
  10.50%, 09/15/17 to 11/15/19                       8,113           9,459
--------------------------------------------------------------------------
  10.00%, 06/15/19                                 284,407         327,162
--------------------------------------------------------------------------
  6.50%, 12/15/23 to 06/15/32                    6,061,082       6,369,277
--------------------------------------------------------------------------
  8.00%, 07/15/24 to 07/15/26                    1,449,862       1,583,793
--------------------------------------------------------------------------
  7.00%, 04/15/28 to 05/15/32                    5,034,545       5,341,215
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 01/01/33(a)                             3,000,000       3,129,844
==========================================================================
                                                                18,941,002
==========================================================================

PRIVATE EXPORT FUNDING COMPANY-1.61%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09                                2,701,000       3,171,703
--------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                                1,500,000       1,747,725
--------------------------------------------------------------------------
Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                                2,000,000       2,207,140
==========================================================================
                                                                 7,126,568
==========================================================================

TENNESSEE VALLEY AUTHORITY-1.57%

Bonds,
  4.88%, 12/15/16                                1,600,000       1,724,576
--------------------------------------------------------------------------
Series A, Bonds,
  5.63%, 01/18/11                                4,800,000       5,236,272
==========================================================================
                                                                 6,960,848
==========================================================================
    Total U.S. Government Agency Securities
      (Cost $330,247,703)                                      338,765,311
==========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------


U.S. TREASURY SECURITIES-21.86%

U.S. TREASURY NOTES-17.11%

  6.75%, 05/15/05                              $ 3,500,000    $  3,903,165
--------------------------------------------------------------------------
  4.63%, 05/15/06                                6,375,000       6,877,605
--------------------------------------------------------------------------
  4.38%, 05/15/07                               19,000,000      20,408,280
--------------------------------------------------------------------------
  3.25%, 08/15/07                               10,000,000      10,252,200
--------------------------------------------------------------------------
  4.88%, 02/15/12                               22,041,000      23,956,142
--------------------------------------------------------------------------
  4.38%, 08/15/12                               10,000,000      10,463,800
==========================================================================
                                                                75,861,192
==========================================================================
U.S. TREASURY BONDS-4.50%

  9.25%, 02/15/16                                  550,000         816,932
--------------------------------------------------------------------------
  7.50%, 11/15/24                                2,515,000       3,394,998
--------------------------------------------------------------------------
  7.63%, 02/15/25                                  550,000         752,125
--------------------------------------------------------------------------
  6.88%, 08/15/25                                  500,000         632,885
--------------------------------------------------------------------------
  6.25%, 05/15/30                                6,520,000       7,806,070
--------------------------------------------------------------------------
  5.38%, 02/15/31                                6,000,000       6,544,680
==========================================================================
                                                                19,947,690
==========================================================================

U.S. TREASURY STRIPS-0.25%

  5.38%, 05/15/06(b)                               750,000         694,958
--------------------------------------------------------------------------
  6.79%, 11/15/18(b)                               905,000         404,245
==========================================================================
                                                                 1,099,203
==========================================================================
    Total U.S. Treasury Securities (Cost
      $93,962,837)                                              96,908,085
==========================================================================

                                                 SHARES

MONEY MARKET FUNDS-5.50%

STIT Government & Agency Portfolio (Cost
  $24,390,740)(c)                               24,390,740      24,390,740
==========================================================================
TOTAL INVESTMENTS-103.79% (Cost $448,601,280)                  460,064,136
==========================================================================
OTHER ASSETS LESS LIABILITIES-(3.79%)                          (16,816,729)
==========================================================================
NET ASSETS-100.00%                                            $443,247,407
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Securities
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section C.
(b) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS:

Investments, at market value (cost
  $448,601,280)                                  $460,064,136
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    798,593
-------------------------------------------------------------
  Dividends and interest                            3,857,894
-------------------------------------------------------------
  Principal paydowns                                  183,809
-------------------------------------------------------------
Investment for deferred compensation plan              33,823
-------------------------------------------------------------
Other assets                                          131,115
=============================================================
     Total assets                                 465,069,370
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            21,146,994
-------------------------------------------------------------
  Fund shares reacquired                              349,499
-------------------------------------------------------------
  Interest expense                                      2,054
-------------------------------------------------------------
  Deferred compensation plan                           33,823
-------------------------------------------------------------
Accrued administrative services fees                  221,776
-------------------------------------------------------------
Accrued distribution fees -- Series II                  7,352
-------------------------------------------------------------
Accrued transfer agent fees                             3,351
-------------------------------------------------------------
Accrued operating expenses                             57,114
=============================================================
     Total liabilities                             21,821,963
=============================================================
Net assets applicable to shares outstanding      $443,247,407
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $428,321,631
_____________________________________________________________
=============================================================
Series II                                        $ 14,925,776
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           34,549,714
_____________________________________________________________
=============================================================
Series II                                           1,208,131
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.40
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.35
_____________________________________________________________
=============================================================


STATEMENT OF OPERATIONS
For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                         $11,815,129
------------------------------------------------------------
Dividends from affiliated money market funds         740,027
============================================================
    Total investment income                       12,555,156
============================================================

EXPENSES:

Advisory fees                                      1,298,875
------------------------------------------------------------
Administrative services fees                         614,299
------------------------------------------------------------
Custodian fees                                        62,983
------------------------------------------------------------
Distribution fees -- Series II                        14,634
------------------------------------------------------------
Interest                                              35,970
------------------------------------------------------------
Transfer agent fees                                   27,352
------------------------------------------------------------
Trustees' fees                                        10,011
------------------------------------------------------------
Other                                                 62,410
============================================================
    Total expenses                                 2,126,534
============================================================
Less: Fees waived                                     (7,105)
------------------------------------------------------------
    Expenses paid indirectly                            (855)
============================================================
    Net expenses                                   2,118,574
============================================================
Net investment income                             10,436,582
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities       3,331,182
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           10,126,375
============================================================
Net gain from investment securities               13,457,557
============================================================
Net increase in net assets resulting from
  operations                                     $23,894,139
____________________________________________________________
============================================================

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 10,436,582    $  7,444,832
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   3,331,182       1,717,730
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       10,126,375        (200,646)
==========================================================================================
    Net increase in net assets resulting from operations        23,894,139       8,961,916
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (7,651,576)     (4,304,055)
------------------------------------------------------------------------------------------
  Series II                                                       (254,364)        (21,360)
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                     261,979,270      61,991,992
------------------------------------------------------------------------------------------
  Series II                                                     13,674,045         975,326
==========================================================================================
    Net increase in net assets                                 291,641,514      67,603,819
==========================================================================================

NET ASSETS:

  Beginning of year                                            151,605,893      84,002,074
==========================================================================================
  End of year                                                 $443,247,407    $151,605,893
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $419,289,931    $143,636,616
------------------------------------------------------------------------------------------
  Undistributed net investment income                           11,461,567       7,860,269
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   1,033,053      (1,227,473)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              11,462,856       1,336,481
==========================================================================================
                                                              $443,247,407    $151,605,893
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs. The difference between the selling price and the future repurchase price is recorded as an adjustment to interest income.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will segregate assets to cover its obligations under dollar roll transactions.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $250 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the

                      AIM V.I. GOVERNMENT SECURITIES FUND
affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $7,105.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $614,299, of which AIM retained $62,172 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $16,195 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $14,634.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $3,057 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $855 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $855.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.

  The maximum amount outstanding during the year ended December 31, 2002 was $19,950,000 and averaged $3,230,414 per day with a weighted average interest rate of 1.11%.

  The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002          2001
---------------------------------------------------------------
Distributions paid from ordinary
  income                               $7,905,940    $4,325,415
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                    $ 13,007,563
-------------------------------------------------------------
Undistributed long-term gain                          193,623
-------------------------------------------------------------
Unrealized appreciation -- investments             11,316,245
-------------------------------------------------------------
Temporary book/tax differences                        (47,970)
-------------------------------------------------------------
Post-October capital loss deferral                   (511,985)
-------------------------------------------------------------
Shares of beneficial interest                     419,289,931
=============================================================
                                                 $443,247,407
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $662,834,604 and $385,836,424, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $11,542,085
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (225,840)
============================================================
Net unrealized appreciation of investment
  securities                                     $11,316,245
____________________________________________________________
============================================================
Cost of investments for tax purposes is $448,747,891.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of paydowns of securities on December 31, 2002, undistributed net investment income was increased by $1,070,656 and undistributed net realized gains decreased by $1,070,656. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                         2002                           2001
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    30,620,219    $ 373,370,909    11,782,921    $135,803,545
-----------------------------------------------------------------------------------------------------------------------
  Series II*                                                   1,327,628       16,134,310        83,825         996,647
=======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       624,618        7,651,576       374,266       4,304,055
-----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      20,832          254,364         1,859          21,360
=======================================================================================================================
Reacquired:
  Series I                                                    (9,762,219)    (119,043,215)   (6,614,320)    (78,115,608)
-----------------------------------------------------------------------------------------------------------------------
  Series II*                                                    (222,409)      (2,714,629)       (3,604)        (42,681)
=======================================================================================================================
                                                              22,608,669    $ 275,653,315     5,624,947    $ 62,967,318
_______________________________________________________________________________________________________________________
=======================================================================================================================

* Series II shares commenced sales on September 19, 2001.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           SERIES I
                                                             --------------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               2002           2001             2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.53       $  11.16          $ 10.63       $ 11.18       $ 10.67
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.49(a)        0.59(a)(b)       0.66(a)       0.63(a)       0.63(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.61           0.12             0.41         (0.78)         0.20
=================================================================================================================================
    Total from investment operations                             1.10           0.71             1.07         (0.15)         0.83
=================================================================================================================================
Less dividends from net investment income                       (0.23)         (0.34)           (0.54)        (0.40)        (0.32)
=================================================================================================================================
Net asset value, end of period                               $  12.40       $  11.53          $ 11.16       $ 10.63       $ 11.18
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  9.59%          6.41%           10.12%        (1.32)%        7.73%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $428,322       $150,660          $84,002       $70,761       $58,185
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                       0.81%(d)       1.08%            0.97%         0.90%         0.76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                       0.80%(d)       0.80%            0.85%         0.80%         0.76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net assets             4.01%(d)       5.09%(b)         6.03%         5.75%         5.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of interest expense to average net assets                  0.01%(d)       0.28%            0.12%         0.10%           --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           170%           199%              87%           41%           78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses as adjustments to interest income. Had the Fund not recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.62 and the ratio of investment income to average net assets would have been 5.40%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $255,007,238.

                      AIM V.I. GOVERNMENT SECURITIES FUND


                                                                            SERIES II
                                                              -------------------------------------
                                                                                 SEPTEMBER 19, 2001
                                                                                    (DATE SALES
                                                              YEAR ENDED           COMMENCED) TO
                                                              DECEMBER 31,          DECEMBER 31,
                                                                2002                    2001
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 11.52                $11.84
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.46(a)               0.16(a)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.60                 (0.14)
===================================================================================================
    Total from investment operations                               1.06                  0.02
===================================================================================================
Less dividends from net investment income                         (0.23)                (0.34)
===================================================================================================
Net asset value, end of period                                  $ 12.35                $11.52
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                    9.25%                 0.22%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $14,926                $  946
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                         1.06%(c)              1.41%(d)
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense)                                                         1.05%(c)              1.13%(d)
___________________________________________________________________________________________________
===================================================================================================
Ratio of net investment income to average net assets               3.76%(c)              4.76%(d)
___________________________________________________________________________________________________
===================================================================================================
Ratio of interest expense to average net assets                    0.01%(c)              0.28%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                             170%                  199%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for the periods shown.
(c)  Ratios are based on average daily net assets of $5,853,778.
(d)  Annualized.

                      AIM V.I. GOVERNMENT SECURITIES FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                              AIM V.I. GROWTH FUND

Schedule of Investments

December 31, 2002

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.99%

Advertising-0.75%

Omnicom Group Inc.                                42,500   $  2,745,500
=======================================================================

Aerospace & Defense-0.43%

United Technologies Corp.                         25,000      1,548,500
=======================================================================

Airlines-0.70%

Ryanair Holdings PLC-ADR (Ireland)(a)             35,000      1,370,600
-----------------------------------------------------------------------
Southwest Airlines Co.                            85,000      1,181,500
=======================================================================
                                                              2,552,100
=======================================================================

Apparel Retail-3.08%

Gap, Inc. (The)                                  500,000      7,760,000
-----------------------------------------------------------------------
Ross Stores, Inc.                                 35,000      1,483,650
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                             100,000      1,952,000
=======================================================================
                                                             11,195,650
=======================================================================

Application Software-0.55%

PeopleSoft, Inc.(a)                              110,000      2,013,000
=======================================================================

Banks-2.43%

Bank of America Corp.                             70,000      4,869,900
-----------------------------------------------------------------------
Fifth Third Bancorp                               35,000      2,049,250
-----------------------------------------------------------------------
Synovus Financial Corp.                          100,000      1,940,000
=======================================================================
                                                              8,859,150
=======================================================================

Biotechnology-2.26%

Amgen Inc.(a)                                    135,000      6,525,900
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          50,000      1,700,000
=======================================================================
                                                              8,225,900
=======================================================================

Brewers-0.57%

Anheuser-Busch Cos., Inc.                         42,500      2,057,000
=======================================================================

Broadcasting & Cable TV-1.02%

Clear Channel Communications, Inc.(a)            100,000      3,729,000
=======================================================================

Building Products-0.58%

Masco Corp.                                      100,000      2,105,000
=======================================================================

Catalog Retail-0.53%

USA Interactive(a)                                85,000      1,943,100
=======================================================================

Computer & Electronics Retail-0.77%

CDW Computer Centers, Inc.(a)                     63,500      2,784,475
=======================================================================

Computer Hardware-4.13%

Dell Computer Corp.(a)                           210,000      5,615,400
-----------------------------------------------------------------------
Hewlett-Packard Co.                              320,000      5,555,200
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
Computer Hardware-(Continued)

International Business Machines Corp.             50,000   $  3,875,000
=======================================================================
                                                             15,045,600
=======================================================================

Consumer Finance-1.05%

MBNA Corp.                                       200,000      3,804,000
=======================================================================

Data Processing Services-1.80%

First Data Corp.                                  55,000      1,947,550
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   70,000      2,376,500
-----------------------------------------------------------------------
Paychex, Inc.                                     80,000      2,232,000
=======================================================================
                                                              6,556,050
=======================================================================

Department Stores-1.31%

Kohl's Corp.(a)                                   85,000      4,755,750
=======================================================================

Derivatives-0.96%

Nasdaq-100 Index Tracking Stock(a)               143,500      3,501,400
=======================================================================

Diversified Financial Services-6.86%

American Express Co.                              62,500      2,209,375
-----------------------------------------------------------------------
Citigroup Inc.                                   162,500      5,718,375
-----------------------------------------------------------------------
Fannie Mae                                        42,500      2,734,025
-----------------------------------------------------------------------
Freddie Mac                                       62,500      3,690,625
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   80,000      5,448,000
-----------------------------------------------------------------------
J.P. Morgan Chase & Co.                          125,000      3,000,000
-----------------------------------------------------------------------
SLM Corp.                                         21,000      2,181,060
=======================================================================
                                                             24,981,460
=======================================================================

Drug Retail-1.20%

CVS Corp.                                         57,500      1,435,775
-----------------------------------------------------------------------
Walgreen Co.                                     100,000      2,919,000
=======================================================================
                                                              4,354,775
=======================================================================

Electronic Equipment & Instruments-0.57%

Thermo Electron Corp.(a)                         102,500      2,062,300
=======================================================================

Employment Services-0.53%

Robert Half International Inc.(a)                120,000      1,933,200
=======================================================================

Food Distributors-0.41%

Sysco Corp.                                       50,000      1,489,500
=======================================================================

Food Retail-0.36%

Whole Foods Market, Inc.(a)(b)                    25,000      1,318,250
=======================================================================

General Merchandise Stores-2.83%

Family Dollar Stores, Inc.                        50,000      1,560,500
-----------------------------------------------------------------------
Target Corp.                                     100,000      3,000,000
-----------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
General Merchandise Stores-(Continued)

Wal-Mart Stores, Inc.                            113,500   $  5,732,885
=======================================================================
                                                             10,293,385
=======================================================================

Health Care Distributors & Services-1.70%

AdvancePCS(a)                                     70,000      1,554,700
-----------------------------------------------------------------------
Cardinal Health, Inc.                             50,000      2,959,500
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          35,000      1,681,400
=======================================================================
                                                              6,195,600
=======================================================================

Health Care Equipment-2.90%

Becton, Dickinson & Co.                           65,000      1,994,850
-----------------------------------------------------------------------
Boston Scientific Corp.(a)                        92,500      3,933,100
-----------------------------------------------------------------------
Medtronic, Inc.                                   62,500      2,850,000
-----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          42,500      1,764,600
=======================================================================
                                                             10,542,550
=======================================================================

Health Care Facilities-0.80%

HCA Inc.                                          70,000      2,905,000
=======================================================================

Health Care Supplies-0.89%

Alcon, Inc. (Switzerland)(a)                      82,500      3,254,625
=======================================================================

Home Improvement Retail-1.50%

Home Depot, Inc. (The)                           150,000      3,594,000
-----------------------------------------------------------------------
Lowe's Cos., Inc.                                 50,000      1,875,000
=======================================================================
                                                              5,469,000
=======================================================================

Household Products-2.16%

Colgate-Palmolive Co.                             35,000      1,835,050
-----------------------------------------------------------------------
Procter & Gamble Co. (The)                        70,000      6,015,800
=======================================================================
                                                              7,850,850
=======================================================================

Housewares & Specialties-0.71%

Newell Rubbermaid Inc.                            85,000      2,578,050
=======================================================================

Industrial Conglomerates-3.14%

General Electric Co.                             220,000      5,357,000
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                355,000      6,063,400
=======================================================================
                                                             11,420,400
=======================================================================

Industrial Gases-0.56%

Praxair, Inc.                                     35,000      2,021,950
=======================================================================

Industrial Machinery-0.54%

Danaher Corp.                                     30,000      1,971,000
=======================================================================

Integrated Telecommunication Services-0.50%

AT&T Corp.                                        70,000      1,827,700
=======================================================================

Internet Retail-1.59%

Amazon.com, Inc.(a)                              180,000      3,400,200
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
Internet Retail-(Continued)

eBay Inc.(a)                                      35,000   $  2,373,700
=======================================================================
                                                              5,773,900
=======================================================================

Internet Software & Services-0.95%

Yahoo! Inc.(a)                                   212,500      3,474,375
=======================================================================

IT Consulting & Services-0.80%

Affiliated Computer Services, Inc.-Class A(a)     55,000      2,895,750
=======================================================================

Managed Health Care-3.85%

Aetna Inc.                                        97,500      4,009,200
-----------------------------------------------------------------------
Anthem, Inc.(a)                                   31,500      1,981,350
-----------------------------------------------------------------------
Caremark Rx, Inc.(a)                              90,000      1,462,500
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           42,500      3,548,750
-----------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                 42,500      3,024,300
=======================================================================
                                                             14,026,100
=======================================================================

Motorcycle Manufacturers-0.54%

Harley-Davidson, Inc.                             42,500      1,963,500
=======================================================================

Movies & Entertainment-0.82%

Fox Entertainment Group, Inc.-Class A(a)         115,000      2,981,950
=======================================================================

Multi-Line Insurance-2.03%

American International Group, Inc.               100,000      5,785,000
-----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     35,000      1,590,050
=======================================================================
                                                              7,375,050
=======================================================================

Networking Equipment-1.94%

Cisco Systems, Inc.(a)                           540,000      7,074,000
=======================================================================

Office Services & Supplies-0.35%

Avery Dennison Corp.                              21,000      1,282,680
=======================================================================

Oil & Gas Drilling-0.74%

ENSCO International Inc.                          50,000      1,472,500
-----------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              35,000      1,234,450
=======================================================================
                                                              2,706,950
=======================================================================

Oil & Gas Equipment & Services-0.49%

Schlumberger Ltd. (Netherlands)                   42,500      1,788,825
=======================================================================

Oil & Gas Exploration & Production-0.54%

Devon Energy Corp.                                42,500      1,950,750
=======================================================================

Packaged Foods & Meats-0.77%

Sara Lee Corp.                                   125,000      2,813,750
=======================================================================

Personal Products-0.42%

Gillette Co. (The)                                50,000      1,518,000
=======================================================================

Pharmaceuticals-10.93%

Forest Laboratories, Inc.(a)                      28,500      2,799,270
-----------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
Pharmaceuticals-(Continued)

Johnson & Johnson                                120,000   $  6,445,200
-----------------------------------------------------------------------
Lilly (Eli) & Co.                                 50,000      3,175,000
-----------------------------------------------------------------------
Merck & Co. Inc.                                  35,000      1,981,350
-----------------------------------------------------------------------
Pfizer Inc.                                      247,500      7,566,075
-----------------------------------------------------------------------
Pharmacia Corp.                                  247,500     10,345,500
-----------------------------------------------------------------------
Wyeth                                            200,000      7,480,000
=======================================================================
                                                             39,792,395
=======================================================================

Semiconductor Equipment-3.40%

Applied Materials, Inc.(a)                       500,000      6,515,000
-----------------------------------------------------------------------
Lam Research Corp.(a)                            139,800      1,509,840
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                        155,000      4,352,400
=======================================================================
                                                             12,377,240
=======================================================================

Semiconductors-7.05%

Analog Devices, Inc.(a)                          140,000      3,341,800
-----------------------------------------------------------------------
Intel Corp.                                      255,000      3,970,350
-----------------------------------------------------------------------
Linear Technology Corp.                          125,000      3,215,000
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                   50,000      1,652,000
-----------------------------------------------------------------------
Microchip Technology Inc.                        155,000      3,789,750
-----------------------------------------------------------------------
Micron Technology, Inc.(a)                       280,000      2,727,200
-----------------------------------------------------------------------
STMicroelectronics N.V.-New York Shares
  (Netherlands)                                  170,000      3,316,700
-----------------------------------------------------------------------
Texas Instruments Inc.                           100,000      1,501,000
-----------------------------------------------------------------------
Xilinx, Inc.(a)                                  105,000      2,163,000
=======================================================================
                                                             25,676,800
=======================================================================

Specialty Chemicals-0.37%

Ecolab Inc.                                       27,500      1,361,250
=======================================================================

Specialty Stores-1.31%

Bed Bath & Beyond Inc.(a)                        105,000      3,625,650
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
Specialty Stores-(Continued)

Weight Watchers International, Inc.(a)            25,000   $  1,149,250
=======================================================================
                                                              4,774,900
=======================================================================

Systems Software-6.62%

Computer Associates International, Inc.          425,000      5,737,500
-----------------------------------------------------------------------
Microsoft Corp.(a)                               285,000     14,734,500
-----------------------------------------------------------------------
Oracle Corp.(a)                                  335,000      3,618,000
=======================================================================
                                                             24,090,000
=======================================================================

Telecommunications Equipment-0.95%

Nokia Oyj-ADR (Finland)                          140,000      2,170,000
-----------------------------------------------------------------------
QUALCOMM Inc.(a)                                  35,000      1,273,650
=======================================================================
                                                              3,443,650
=======================================================================

Wireless Telecommunication Services-1.45%

AT&T Wireless Services Inc.(a)                   300,000      1,695,000
-----------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)           140,000      1,617,000
-----------------------------------------------------------------------
Vodafone Group PLC-ADR (United Kingdom)          107,500      1,947,900
=======================================================================
                                                              5,259,900
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $370,012,748)                         360,292,485
=======================================================================

MONEY MARKET FUNDS-1.10%

STIC Liquid Assets Portfolio(c)                2,006,606      2,006,606
-----------------------------------------------------------------------
STIC Prime Portfolio(c)                        2,006,606      2,006,606
=======================================================================
    Total Money Market Funds (Cost
      $4,013,212)                                             4,013,212
=======================================================================
TOTAL INVESTMENTS-100.09% (Cost $374,025,960)               364,305,697
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.09%)                          (313,796)
=======================================================================
NET ASSETS-100.00%                                         $363,991,901
_______________________________________________________________________
=======================================================================

Investment Abbreviations:


ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 6.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                              AIM V.I. GROWTH FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $374,025,960)                                  $364,305,697
-------------------------------------------------------------
Foreign currencies, at value (cost $157)                  164
-------------------------------------------------------------
Receivables for:
  Investments sold                                  7,738,368
-------------------------------------------------------------
  Fund shares sold                                     79,214
-------------------------------------------------------------
  Dividends                                           233,668
-------------------------------------------------------------
  Amount due from advisor                               7,192
-------------------------------------------------------------
Investment for deferred compensation plan              39,219
-------------------------------------------------------------
Other assets                                            2,095
=============================================================
    Total assets                                  372,405,617
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             7,626,445
-------------------------------------------------------------
  Fund shares reacquired                              381,040
-------------------------------------------------------------
  Options written (premiums received $66,748)          44,375
-------------------------------------------------------------
  Deferred compensation plan                           39,219
-------------------------------------------------------------
Accrued administrative services fees                  188,996
-------------------------------------------------------------
Accrued distribution fees -- Series II                  1,497
-------------------------------------------------------------
Accrued transfer agent fees                            21,577
-------------------------------------------------------------
Accrued operating expenses                            110,567
=============================================================
    Total liabilities                               8,413,716
=============================================================
Net assets applicable to shares outstanding      $363,991,901
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $361,259,378
_____________________________________________________________
=============================================================
Series II                                        $  2,732,523
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           31,971,909
_____________________________________________________________
=============================================================
Series II                                             242,464
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      11.30
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      11.27
_____________________________________________________________
=============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $19,998)                                      $   3,118,241
-------------------------------------------------------------
Dividends from affiliated money market funds          174,666
-------------------------------------------------------------
Interest                                                  874
=============================================================
    Total investment income                         3,293,781
=============================================================

EXPENSES:

Advisory fees                                       2,944,558
-------------------------------------------------------------
Administrative services fees                        1,057,818
-------------------------------------------------------------
Custodian fees                                        118,457
-------------------------------------------------------------
Distribution fees -- Series II                          4,017
-------------------------------------------------------------
Transfer agent fees                                    61,396
-------------------------------------------------------------
Trustees' fees                                         11,194
-------------------------------------------------------------
Other                                                  78,171
=============================================================
    Total expenses                                  4,275,611
=============================================================
Less: Fees waived                                      (3,467)
-------------------------------------------------------------
    Expenses paid indirectly                           (1,214)
=============================================================
    Net expenses                                    4,270,930
=============================================================
Net investment income (loss)                         (977,149)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (110,851,446)
-------------------------------------------------------------
  Foreign currencies                                   20,823
-------------------------------------------------------------
  Option contracts written                            597,839
=============================================================
                                                 (110,232,784)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (72,821,281)
-------------------------------------------------------------
  Foreign currencies                                    2,169
-------------------------------------------------------------
  Option contracts written                             22,373
=============================================================
                                                  (72,796,739)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (183,029,523)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(184,006,672)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                              AIM V.I. GROWTH FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (977,149)   $  (1,177,497)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                  (110,232,784)    (324,556,814)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (72,796,739)      16,460,008
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (184,006,672)    (309,274,303)
============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                               --       (1,436,399)
--------------------------------------------------------------------------------------------
  Series II                                                              --           (1,390)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (56,986,625)      33,201,050
--------------------------------------------------------------------------------------------
  Series II                                                       2,733,286          580,648
============================================================================================
    Net increase (decrease) in net assets                      (238,260,011)    (276,930,394)
============================================================================================

NET ASSETS:

  Beginning of year                                             602,251,912      879,182,306
============================================================================================
  End of year                                                 $ 363,991,901    $ 602,251,912
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 835,403,662    $ 890,606,504
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (65,948)         (59,125)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (461,648,148)    (351,394,541)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts          (9,697,665)      63,099,074
============================================================================================
                                                              $ 363,991,901    $ 602,251,912
____________________________________________________________________________________________
============================================================================================

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-

                              AIM V.I. GROWTH FUND
     size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the

                              AIM V.I. GROWTH FUND
     contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the statement of Assets and Liabilities.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $3,467.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $1,057,818 of which AIM retained $101,341 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $30,366 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $4,017.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $3,602 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $1,214 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,214.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                         --      $        --
-------------------------------------------------------------
Written                                6,346        1,287,439
-------------------------------------------------------------
Closed                                (5,613)      (1,096,745)
-------------------------------------------------------------
Exercised                               (208)         (55,898)
-------------------------------------------------------------
Expired                                 (275)         (68,048)
=============================================================
End of year                              250      $    66,748
_____________________________________________________________
=============================================================


  Open call option contracts written at December 31, 2002 were as follows:

                                                          DECEMBER 31,
               CONTRACT   STRIKE   NUMBER OF   PREMIUMS       2002        UNREALIZED
ISSUE           MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   APPRECIATION
-------------------------------------------------------------------------------------
Whole Foods
 Market, Inc.   Feb-03     $55        250      $66,748      $44,375        $22,373
_____________________________________________________________________________________
=====================================================================================

                              AIM V.I. GROWTH FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                           2002        2001
--------------------------------------------------------------
Distributions paid from ordinary income   $   --    $1,437,789
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                 $ (24,329,093)
-------------------------------------------------------------
Temporary book/tax differences                        (65,948)
-------------------------------------------------------------
Capital loss carryforward                        (432,300,347)
-------------------------------------------------------------
Post-October capital loss deferral                (14,716,373)
-------------------------------------------------------------
Shares of beneficial interest                     835,403,662
=============================================================
                                                $ 363,991,901
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments includes appreciation on foreign currencies of $225 and option contracts written of $22,373.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $  4,002,102
-----------------------------------------------------------
December 31, 2009                               325,071,012
-----------------------------------------------------------
December 31, 2010                               103,227,233
===========================================================
                                               $432,300,347
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $902,304,319 and $922,539,690, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 21,532,602
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (45,884,293)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(24,351,691)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $388,657,388.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses and foreign currency transactions on December 31, 2002, undistributed net investment income
(loss) was increased by $970,326, undistributed net realized gains (losses) decreased by $20,823 and shares of beneficial interest decreased by $949,503. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                           2001
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      7,814,827    $ 106,412,883     8,864,865    $ 166,073,915
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      533,384        6,154,426        38,052          599,422
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                             --               --        89,663        1,436,399
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                           --               --            87            1,390
=========================================================================================================================
Reacquired:
  Series I                                                    (12,601,423)    (163,399,508)   (7,625,551)    (134,309,264)
-------------------------------------------------------------------------------------------------------------------------
  Series II*                                                     (327,826)      (3,421,140)       (1,233)         (20,164)
=========================================================================================================================
                                                               (4,581,038)   $ (54,253,339)    1,365,883    $  33,781,698
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Series II shares commenced sales on September 19, 2001.

                              AIM V.I. GROWTH FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2002           2001           2000        1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.37       $  24.81       $  32.25    $  24.80       $  19.83
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)      (0.03)(a)       0.03        0.01(a)        0.08
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.04)         (8.37)         (6.60)       8.63           6.57
===============================================================================================================================
    Total from investment operations                             (5.07)         (8.40)         (6.57)       8.64           6.65
===============================================================================================================================
Less distributions:
  Dividends from net investment income                              --          (0.04)          0.00       (0.06)         (0.09)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          (0.87)      (1.13)         (1.59)
===============================================================================================================================
    Total distributions                                             --          (0.04)         (0.87)      (1.19)         (1.68)
===============================================================================================================================
Net asset value, end of period                                $  11.30       $  16.37       $  24.81    $  32.25       $  24.80
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 (30.97)%       (33.86)%       (20.49)%     35.24%         34.12%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $361,259       $601,648       $879,182    $704,096       $371,915
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           0.91%(c)       0.88%          0.83%       0.73%          0.72%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.21)%(c)     (0.17)%         0.11%       0.04%          0.41%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            195%           239%           162%        101%           133%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $468,319,600.

                                                                            SERIES II
                                                              --------------------------------------
                                                                                SEPTEMBER 19, 2001
                                                               YEAR ENDED     (DATE SALES COMMENCED)
                                                              DECEMBER 31,       TO DECEMBER 31,
                                                                  2002                 2001
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $16.36               $14.67
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)(a)            (0.02)(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (5.03)                1.75
====================================================================================================
    Total from investment operations                              (5.09)                1.73
====================================================================================================
Less dividends from net investment income                            --                (0.04)
====================================================================================================
Net asset value, end of period                                   $11.27               $16.36
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                  (31.11)%              11.79%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $2,733               $  604
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                            1.16%(c)             1.17%(d)
====================================================================================================
Ratio of net investment income (loss) to average net assets       (0.46)%(c)           (0.46)%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                             195%                 239%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $1,606,748.
(d)  Annualized.

                              AIM V.I. GROWTH FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                            AIM V.I. HIGH YIELD FUND

Schedule of Investments

December 31, 2002

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
BONDS & NOTES-90.47%

Advertising-0.34%

Lamar Media Corp., Sr. Sub. Notes, 7.25%,
  01/01/13 (Acquired 12/17/02; Cost
  $20,000)(a)                                  $ 20,000    $    20,400
----------------------------------------------------------------------
RH Donnelley Finance Corp. I, Sr. Notes,
  8.88%, 12/15/10 (Acquired 11/26/02; Cost
  $60,000)(a)                                    60,000         64,500
======================================================================
                                                                84,900
======================================================================

Aerospace & Defense-0.59%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                       145,000        148,625
======================================================================

Airlines-0.62%

Air Canada (Canada), Sr. Unsec. Yankee Notes,
  10.25%, 03/15/11                               95,000         53,675
----------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                        160,000        101,600
======================================================================
                                                               155,275
======================================================================

Alternative Carriers-0.15%

LCI International, Inc. Sr. Notes, 7.25%,
  06/15/07                                       75,000         37,875
======================================================================

Apparel Retail-2.46%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                              200,000        209,000
----------------------------------------------------------------------
Gap, Inc. (The), Unsec. Unsub. Notes, 9.90%,
  12/15/05                                      225,000        238,500
----------------------------------------------------------------------
Mothers Work, Inc., Sr. Unsec. Gtd. Notes,
  11.25%, 08/01/10                              160,000        171,200
======================================================================
                                                               618,700
======================================================================

Apparel, Accessories & Luxury Goods-1.58%

Perry Ellis International Inc.-Series B, Sr.
  Sec. Notes, 9.50%, 03/15/09                    40,000         41,500
----------------------------------------------------------------------
Russell Corp., Sr. Unsec. Gtd. Notes, 9.25%,
  05/01/10                                       60,000         64,950
----------------------------------------------------------------------
Samsonite Corp., Sr. Unsec. Sub Notes,
  10.75%, 06/15/08                              250,000        203,750
----------------------------------------------------------------------
William Carter Co. (The)-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.88%, 08/15/11              80,000         87,600
======================================================================
                                                               397,800
======================================================================

Auto Parts & Equipment-0.31%

Dura Operating Corp.-Series B, Sr. Unsec.
  Gtd. Notes, 8.63%, 04/15/12                    10,000         10,150
----------------------------------------------------------------------
Intermet Corp., Sr. Unsec. Gtd. Notes, 9.75%,
  06/15/09                                       75,000         67,875
======================================================================
                                                                78,025
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Banks-0.62%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                              $160,000    $   156,000
======================================================================

Broadcasting & Cable TV-13.59%

Acme Communications, Inc.-Series B, Sr.
  Unsec. Unsub. Gtd. Disc. Notes, 10.88%,
  09/30/04                                      390,000        399,750
----------------------------------------------------------------------
Adelphia Communications Corp.
  Series B, Sr. Unsec. Notes, 9.88%,
    03/01/07(b)                                 140,000         54,250
----------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10(b)         195,000         75,562
----------------------------------------------------------------------
Allbritton Communications Co., Sr. Sub.
  Notes, 7.75%, 12/15/12 (Acquired 12/06/02;
  Cost $115,000)(a)                             115,000        115,575
----------------------------------------------------------------------
Alliance Atlantis Communications Inc.
  (Canada), Sr. Sub. Yankee Notes, 13.00%,
  12/15/09                                      175,000        188,125
----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Sub. Disc. Notes, 9.92%,
    04/01/11(c)                                  95,000         33,725
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.75%, 10/01/09        95,000         43,225
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11        40,000         18,200
----------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Disc. Deb., 11.20%,
  11/15/07(c)                                   200,000        143,000
----------------------------------------------------------------------
Cox Communication Inc. Unsec. Notes, 7.13%,
  10/01/12                                       45,000         49,900
----------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Unsub.
  Notes, 7.63%, 04/01/11                        295,000        279,512
----------------------------------------------------------------------
EchoStar DBS Corp., Sr. Unsec. Notes, 10.38%,
  10/01/07                                       95,000        102,837
----------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sub. Notes,
  10.38%, 05/15/05                               45,000         38,925
----------------------------------------------------------------------
Gray Television Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.25%, 12/15/11                         60,000         64,800
----------------------------------------------------------------------
Insight Midwest, L.P., Sr. Unsec. Notes,
  10.50%, 11/01/10                              190,000        185,250
----------------------------------------------------------------------
Knology, Inc., Sr. Unsec. Notes, 12.00%,
  11/30/09 (Acquired 04/26/00; Cost
  $180,312)(a)                                  105,000         52,762
----------------------------------------------------------------------
LBI Media Inc., Sr. Gtd. Sub. Notes, 10.13%,
  07/15/12 (Acquired 06/28/02; Cost
  $140,000)(a)                                  140,000        147,000
----------------------------------------------------------------------
LIN Holdings Corp., Sr. Unsec. Disc. Notes,
  10.00%, 03/01/08(c)                           175,000        179,375
----------------------------------------------------------------------
Mediacomm LLC, Sr. Unsec. Notes, 9.50%,
  01/15/13                                      240,000        217,200
----------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                   85,000         89,675
----------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                        320,000        180,800
----------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 8.88%, 07/01/11                   200,000        215,500
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Broadcasting & Cable TV-(Continued)

Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Notes, 9.00%, 07/01/11  $190,000    $   199,500
----------------------------------------------------------------------
Sinclair Broadcast Group, Inc.
  Sr. Gtd. Sub. Notes, 8.00%, 03/15/12
    (Acquired 10/25/02; Cost $35,175)(a)         35,000         36,487
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 8.75%, 12/15/11    95,000        102,125
----------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.63%, 11/01/09              165,000        172,012
----------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Series B, Sr. Unsec. Yankee
  Notes,
  11.25%, 02/01/10(b)                           210,000         17,325
----------------------------------------------------------------------
  11.50%, 02/01/10(b)                           150,000         12,375
======================================================================
                                                             3,414,772
======================================================================

Building Products-0.44%

Associated Materials Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.75%, 04/15/12                    40,000         42,200
----------------------------------------------------------------------
Atrium Cos., Inc.-Series B, Sr. Gtd. Sub.
  Notes, 10.50%, 05/01/09                        70,000         68,600
======================================================================
                                                               110,800
======================================================================

Casinos & Gambling-4.77%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                       220,000        240,900
----------------------------------------------------------------------
Boyd Gaming Corp.,
  Sr. Unsec. Gtd. Notes, 9.25%, 08/01/09        110,000        119,350
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.50%, 07/15/07         75,000         78,750
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.75%, 04/15/12        125,000        131,875
----------------------------------------------------------------------
Herbst Gaming, Inc.-Series B, Sr. Sec. Notes,
  10.75%, 09/01/08                              150,000        157,500
----------------------------------------------------------------------
Hollywood Casino Corp., Sr. Unsec. Gtd.
  Mortgage Notes, 11.25%, 05/01/07              155,000        168,950
----------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. Mortgage Notes,
  13.00%, 08/01/06                               81,000         83,025
----------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12               40,000         42,100
----------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                        100,000        102,500
----------------------------------------------------------------------
Venetian Casino Resort LLC, 2nd Mortgage
  Notes, 11.00%, 06/15/10 (Acquired 05/22/02;
  Cost $70,000)(a)                               70,000         73,500
======================================================================
                                                             1,198,450
======================================================================

Commodity Chemicals-0.42%

ISP Chemco Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.25%, 07/01/11                   45,000         46,800
----------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Yankee
  Notes, 8.75%, 08/15/12                         55,000         58,300
======================================================================
                                                               105,100
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Construction & Engineering-0.70%

Schuff Steel Co., Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 06/01/08                             $220,000    $   177,100
======================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.69%

Terex Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 07/15/11                               190,000        173,850
======================================================================

Construction Materials-0.79%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                       215,000        198,875
======================================================================

Department Stores-0.70%

JC Penney Co. Inc., Unsec. Notes, 7.60%,
  04/01/07                                      175,000        176,094
======================================================================

Distillers & Vintners-0.83%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12       200,000        208,000
======================================================================

Distributors-0.15%

AmeriGas Partners, L.P., Sr. Unsec. Notes,
  8.88%, 05/20/11                                35,000         36,575
======================================================================

Diversified Chemicals-1.55%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08       110,000        100,650
----------------------------------------------------------------------
FMC Corp., Sr. Sec. Notes, 10.25%, 11/01/09
  (Acquired 10/09/02; Cost $148,158)(a)         150,000        162,750
----------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Notes, 9.88%, 03/01/09                        125,000        126,250
======================================================================
                                                               389,650
======================================================================

Diversified Commercial Services-0.28%

United Rentals North America Inc., Sr. Notes,
  10.75%, 04/15/08 (Acquired 12/17/02; Cost
  $67,932)(a)                                    70,000         69,650
======================================================================

Drug Retail-0.66%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                               200,000        167,000
======================================================================

Electric Utilities-1.21%

AES Corp. (The), Sec. Notes, 10.00%, 07/15/05
  (Acquired 12/13/02; Cost $82,004)(a)           87,000         83,085
----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                      165,000         75,075
----------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                85,000         76,075
----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                              285,000         69,825
======================================================================
                                                               304,060
======================================================================

Electrical Components & Equipment-1.02%

Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                      125,000        135,625
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Electrical Components & Equipment-(Continued)

Sanmina-SCI Corp., Sr. Sec. Notes, 10.38%,
  01/15/10 (Acquired 12/18/02; Cost
  $120,000)(a)                                 $120,000    $   121,500
======================================================================
                                                               257,125
======================================================================

Electronic Equipment & Instruments-1.40%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Notes, 8.13%, 05/01/12            150,000        155,625
----------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd.
  Sub. Notes, 13.13%, 10/15/09                  140,000         79,100
----------------------------------------------------------------------
PerkinElmer, Inc., Sr. Sub. Notes, 8.88%,
  01/15/13 (Acquired 12/13/02; Cost
  $59,504)(a)                                    60,000         59,400
----------------------------------------------------------------------
Solectron Corp., Sr. Unsec. Notes, 9.63%,
  02/15/09                                       60,000         58,800
======================================================================
                                                               352,925
======================================================================

Employment Services-0.28%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                       175,000         69,125
======================================================================

Environmental Services-0.60%

Allied Waste North America Inc.-Series B, Sr.
  Gtd. Sub. Notes, 8.50%, 12/01/08              150,000        151,500
======================================================================

Fertilizers & Agricultural Chemicals-0.19%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 11.25%, 06/01/11                        45,000         49,050
======================================================================

Food Distributors-0.86%

Fleming Cos., Inc.-Series D, Sr. Unsec. Gtd.
  Sub. Notes, 10.63%, 07/31/07                  115,000         76,475
----------------------------------------------------------------------
Roundy's, Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 8.88%, 06/15/12                        140,000        138,950
======================================================================
                                                               215,425
======================================================================

Forest Products-1.93%

Louisiana-Pacific Corp.
  Sr. Unsec. Notes, 8.50%, 08/15/05             130,000        134,550
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.88%, 11/15/08       100,000        108,500
----------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08      250,000        241,250
======================================================================
                                                               484,300
======================================================================

General Merchandise Stores-0.74%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                       210,000        185,850
======================================================================

Health Care Distributors & Services-0.57%

AmerisourceBergen Corp., Sr. Notes, 7.25%,
  11/15/12 (Acquired 11/12/02; Cost
  $70,000)(a)                                    70,000         72,275
----------------------------------------------------------------------
NDCHealth Corp., Sr. Sub. Notes, 10.50%,
  12/01/12 (Acquired 11/18/02-11/21/02; Cost
  $69,688)(a)                                    70,000         70,525
======================================================================
                                                               142,800
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Health Care Equipment-1.85%

CONMED Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 03/15/08                              $110,000    $   114,950
----------------------------------------------------------------------
Medquest Inc., Sr. Sub. Notes, 11.88%,
  08/15/12 (Acquired 08/08/02; Cost
  $117,445)(a)                                  120,000        119,400
----------------------------------------------------------------------
Radiologix, Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 10.50%, 12/15/08                        85,000         66,725
----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                               150,000        164,250
======================================================================
                                                               465,325
======================================================================

Health Care Facilities-3.41%

Hanger Orthopedic Group, Inc.
  Sr. Gtd. Sub. Notes, 11.25%, 06/15/09         250,000        258,750
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 10.38%, 02/15/09        50,000         52,250
----------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                               250,000        260,000
----------------------------------------------------------------------
Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 05/01/09                    75,000         80,625
----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
  12/15/11                                      200,000        206,000
======================================================================
                                                               857,625
======================================================================

Health Care Supplies-0.65%

DJ Orthopedics LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                       165,000        164,175
======================================================================

Home Furnishings-0.84%

Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
  Notes, 9.88%, 12/15/07                        190,000        185,250
----------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.75%, 08/15/07              30,000         24,750
======================================================================
                                                               210,000
======================================================================

Homebuilding-3.14%

Beazer Homes USA, Inc., Sr. Unsec. Gtd. Notes
  8.38%, 04/15/12                                80,000         82,800
----------------------------------------------------------------------
K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                  105,000        113,400
----------------------------------------------------------------------
Schuler Homes, Inc., Sr. Unsec. Gtd. Notes,
  9.00%, 04/15/08                               200,000        205,000
----------------------------------------------------------------------
  10.50%, 07/15/11                               50,000         51,250
----------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Notes,
  9.00%, 07/01/10 (Acquired 06/14/02; Cost
  $175,000)(a)                                  175,000        169,750
----------------------------------------------------------------------
WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.63%, 02/15/11                       170,000        165,750
======================================================================
                                                               787,950
======================================================================

Hotels, Resorts & Cruise Lines-3.37%

HMH Properties Inc., Sr. Sec. Gtd. Notes,
  7.88%, 08/01/08                                55,000         53,350
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Hotels, Resorts & Cruise Lines-(Continued)

Intrawest Corp. (Canada), Sr. Unsec. Yankee
  Notes, 10.50%, 02/01/10                      $255,000    $   266,475
----------------------------------------------------------------------
John Q. Hammons Hotels, Inc., Sr. 1st
  Mortgage Notes, 8.88%, 05/15/12                80,000         81,000
----------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Notes, 8.88%, 08/15/11       125,000        128,750
----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia), Sr.
  Unsec. Unsub. Notes, 8.75%, 02/02/11          200,000        184,000
----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Notes, 7.88%, 05/01/12 (Acquired 04/11/02;
  Cost $134,302)(a)                             135,000        133,988
======================================================================
                                                               847,563
======================================================================

Household Appliances-0.39%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                              100,000         98,000
======================================================================

Industrial Gases-0.68%

Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12                              170,000        169,575
======================================================================

Industrial Machinery-0.50%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                               17,000         19,975
----------------------------------------------------------------------
Manitowoc Co. Inc. (The), Sr. Sub. Notes,
  10.50%, 08/01/12 (Acquired
  08/02/02-11/04/02; Cost $65,063)(a)            65,000         67,925
----------------------------------------------------------------------
National Waterworks Inc., Sr. Sub. Notes,
  10.50%, 12/01/12 (Acquired 11/14/02; Cost
  $35,000)(a)                                    35,000         36,925
======================================================================
                                                               124,825
======================================================================

Integrated Oil & Gas-1.22%

El Paso Energy Partners, L.P.,
  Sr. Unsec. Gtd. Sub. Notes, 8.50%, 06/01/11
    (Acquired 05/14/02-10/11/02; Cost
    $231,356)(a)                                240,000        222,000
----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Notes,
    8.50%, 06/01/11                              90,000         83,250
======================================================================
                                                               305,250
======================================================================

Integrated Telecommunication Services-1.25%

Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      180,000        105,300
----------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                       195,000        207,675
======================================================================
                                                               312,975
======================================================================

Leisure Facilities-1.12%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                      100,000        100,250
----------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Leisure Facilities-(Continued)

Six Flags, Inc., Sr. Unsec. Notes,
  9.50%, 02/01/09                              $ 45,000    $    43,538
----------------------------------------------------------------------
  9.75%, 06/15/07                               140,000        137,200
======================================================================
                                                               280,988
======================================================================

Marine-0.14%

Stena A.B. (Sweden), Sr. Notes, 9.63%,
  12/01/12 (Acquired 11/22/02; Cost
  $35,000)(a)                                    35,000         36,225
======================================================================

Metal & Glass Containers-2.56%

AEP Industries Inc., Sr. Unsec. Sub. Notes,
  9.88%, 11/15/07                                30,000         28,650
----------------------------------------------------------------------
Anchor Glass Container Corp., Sr. Sec. Sub.
  First Mortgage Notes, 11.25%, 04/01/05        100,000         98,500
----------------------------------------------------------------------
Ball Corp., Sr. Notes, 6.88%, 12/15/12
  (Acquired 12/05/02; Cost $45,000)(a)           45,000         45,450
----------------------------------------------------------------------
Greif Brothers Corp., Sr. Unsec. Gtd. Sub.
  Notes, 8.88%, 08/01/12                        150,000        159,750
----------------------------------------------------------------------
Jarden Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.75%, 05/01/12                               110,000        112,750
----------------------------------------------------------------------
Owens-Brockway, Sr. Sec. Notes, 8.75%,
  11/15/12 (Acquired 11/05/02; Cost
  $100,000)(a)                                  100,000        102,000
----------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Notes, 10.75%, 09/01/11                        85,000         90,100
----------------------------------------------------------------------
Stone Container Corp., Sr. Unsec. Notes,
  8.38%, 07/01/12                                 5,000          5,150
======================================================================
                                                               642,350
======================================================================

Movies & Entertainment-0.99%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                        250,000        247,500
======================================================================

Multi-Utilities & Unregulated Power-0.27%

Transcontinental Gas Pipe Line, Notes, 6.13%,
  01/15/05                                       70,000         67,200
======================================================================

Office Services & Supplies-0.28%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09             100,000         70,500
======================================================================

Oil & Gas Drilling-1.01%

Pride International, Inc., Sr. Unsec. Notes,
  10.00%, 06/01/09                              235,000        254,975
======================================================================

Oil & Gas Equipment & Services-1.38%

Grant Prideco Escrow Corp., Sr. Notes, 9.00%,
  12/15/09 (Acquired 11/25/02; Cost
  $50,000)(a)                                    50,000         52,250
----------------------------------------------------------------------
Hanover Equipment Trust-Series 2001-A, Sr.
  Sec. Notes, 8.50%, 09/01/08 (Acquired
  08/05/02-10/24/02; Cost $123,425)(a)          145,000        141,375
----------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                      150,000        153,750
======================================================================
                                                               347,375
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Oil & Gas Exploration & Production-2.22%

Chesapeake Energy Corp.
  Sr. Notes, 7.75%, 01/15/15 (Acquired
    12/13/02; Cost $59,416)(a)                 $ 60,000    $    60,000
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 8.38%, 11/01/08         50,000         52,125
----------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                        65,000         69,225
----------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Sub. Notes,
  11.75%, 11/15/09                              245,000        253,575
----------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Sub. Notes,
  9.38%, 05/01/12                                50,000         48,750
----------------------------------------------------------------------
Westport Resources Corp., Sr. Sub. Notes,
  8.25%, 11/01/11 (Acquired 12/11/02; Cost
  $72,100)(a)                                    70,000         73,500
======================================================================
                                                               557,175
======================================================================

Oil & Gas Refining, Marketing &
  Transportation-1.51%

Tesoro Petroleum Corp., Sr. Unsec. Sub.
  Notes, 9.63%, 04/01/12                         25,000         16,375
----------------------------------------------------------------------
Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                       155,000         95,325
----------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                  250,000        268,750
======================================================================
                                                               380,450
======================================================================

Packaged Foods & Meats-0.23%

Dole Food Co., Inc., Sr. Unsec. Notes, 7.25%,
  05/01/09                                       60,000         57,150
======================================================================

Paper Packaging-0.53%

Graphic Packaging Corp., Unsec. Gtd. Sub.
  Notes, 8.63%, 02/15/12                        125,000        132,500
======================================================================

Paper Products-1.29%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08             115,000        126,500
----------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Yankee Notes, 7.75%, 03/15/12            200,000        198,000
======================================================================
                                                               324,500
======================================================================

Personal Products-1.64%

Armkel LLC, Sr. Sub. Notes, 9.50%, 08/15/09      70,000         76,125
----------------------------------------------------------------------
Elizabeth Arden, Inc., Sr. Sec. Notes,
  11.75%, 02/01/11                              190,000        195,700
----------------------------------------------------------------------
Herbalife International, Inc., Sr. Sub.
  Notes, 11.75%, 07/15/10 (Acquired
  06/21/02-10/18/02; Cost $133,469)(a)          140,000        140,000
======================================================================
                                                               411,825
======================================================================

Pharmaceuticals-1.64%

aaiPharma Inc., Sr. Sub. Unsec. Gtd. Notes,
  11.00%, 04/01/10                              240,000        241,200
----------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Pharmaceuticals-(Continued)

Biovail Corp. (Canada), Sr. Sub. Yankee
  Notes, 7.88%, 04/01/10                       $170,000    $   170,850
======================================================================
                                                               412,050
======================================================================

Publishing-1.41%

American Media Operations, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%, 05/01/09      150,000        156,000
----------------------------------------------------------------------
Dex Media East LLC, Sr. Notes, 9.88%,
  11/15/09 (Acquired 10/13/02; Cost
  $100,000)(a)                                  100,000        108,000
----------------------------------------------------------------------
PRIMEDIA Inc., Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                      100,000         91,250
======================================================================
                                                               355,250
======================================================================

Railroads-2.18%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Notes, 9.50%, 10/01/08                        200,000        221,000
----------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10             175,000        175,875
----------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Disc. Yankee Deb., 11.75%, 06/15/09(c)        155,000        151,900
======================================================================
                                                               548,775
======================================================================

Real Estate-2.02%

Host Marriott LP-Series G, Sr. Gtd. Notes,
  9.25%, 10/01/07                               175,000        176,750
----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                               145,000        152,975
----------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Notes, 9.13%, 01/15/11                        155,000        135,625
----------------------------------------------------------------------
RFS Partnership LP, Sr. Unsec. Gtd. Notes,
  9.75%, 03/01/12                                40,000         41,000
======================================================================
                                                               506,350
======================================================================

Restaurants-0.35%

Perkins Family Restaurants, L.P.-Series B,
  Sr. Unsec. Notes, 10.13%, 12/15/07            100,000         88,500
======================================================================

Semiconductors-0.32%

ON Semiconductor Corp., Sr. Sec. Gtd. Notes,
  12.00%, 05/15/08 (Acquired
  05/01/02-06/11/02; Cost $104,986)(a)          110,000         80,850
======================================================================

Specialty Chemicals-1.06%

K & F Industries, Inc. Sr. Sub. Notes, 9.63%,
  12/15/10 (Acquired 12/13/02; Cost
  $40,000)(a)                                    40,000         41,000
----------------------------------------------------------------------
Macdermid Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.13%, 07/15/11                                50,000         53,750
----------------------------------------------------------------------
Millennium America, Inc.
  Sr. Notes, 9.25%, 06/15/08 (Acquired
    06/20/02; Cost $56,375)(a)                   55,000         57,613
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 9.25%, 06/15/08    50,000         52,313
----------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11                               115,000         62,675
======================================================================
                                                               267,351
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

Specialty Stores-2.71%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08            $150,000    $   159,000
----------------------------------------------------------------------
CSK Auto, Inc., Sr. Unsec. Gtd. Notes,
  12.00%, 06/15/06                               80,000         86,000
----------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 11/01/11                  200,000        215,500
----------------------------------------------------------------------
Petro Stopping Centers LP, Sr. Unsec. Notes,
  10.50%, 02/01/07                               75,000         70,500
----------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                  150,000        149,250
======================================================================
                                                               680,250
======================================================================

Telecommunications Equipment-0.49%

Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05                135,000        123,525
======================================================================

Textiles-0.64%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                      160,000        160,800
======================================================================

Trucking-1.81%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                  215,000        235,963
----------------------------------------------------------------------
North American Van Lines, Sr. Unsec. Gtd.
  Sub. Notes, 13.38%, 12/01/09                  220,000        218,350
======================================================================
                                                               454,313
======================================================================

Wireless Telecommunication Services-2.33%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(c)(d)                        130,000         14,950
----------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(c)                     45,000          8,325
----------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 14.00%, 10/01/10(c)                    120,000          9,000
----------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(c)                                   130,000          7,150
----------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Notes,
  14.00%, 01/15/11                              240,000         46,800
----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                        240,000        220,800
----------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                      155,000         44,175
----------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                              150,000         82,125
----------------------------------------------------------------------
Spectrasite Holdings, Inc., Sr. Disc. Notes,
  12.00%, 07/15/08(c)                           145,000         47,125
----------------------------------------------------------------------
Spectrasite Holdings, Inc., Sr. Unsec. Disc.
  Notes, 11.25%, 04/15/09(c)                     30,000          9,150
----------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 01/15/11                               72,000         76,500
----------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
Wireless Telecommunication Services-(Continued)

UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Sub. Notes, 14.00%, 04/15/10(c)        $192,000    $    12,480
----------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(c)          90,000          5,850
======================================================================
                                                               584,430
======================================================================
    Total Bonds & Notes (Cost $24,503,193)                  22,731,696
======================================================================

                                                SHARES
WARRANTS & OTHER EQUITY INTERESTS-0.96%

Broadcasting & Cable TV-0.94%

CSC Holdings Inc.-Series M, PIK Pfd.              2,500        235,000
----------------------------------------------------------------------
Knology, Inc.-Series D, Conv. Pfd. (Acquired
  11/07/02; Cost $0)(a)                           5,972              0
----------------------------------------------------------------------
ONO Finance PLC (United Kingdom)-Rts.,
  expiring 05/31/09(e)                              550              1
======================================================================
                                                               235,001
======================================================================

Construction Materials-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(a)(e)                220            110
======================================================================

General Merchandise Stores-0.01%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(a)(e)       300          3,075
======================================================================

Home Furnishings-0.00%

Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(a)(e)                 30            315
======================================================================

Railroads-0.01%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(e)                175          1,335
======================================================================

Wireless Telecommunication Services-0.00%

Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(e)                500              0
----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(e)                          100             25
----------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01-09/04/01; Cost
  $2,600)(a)(e)                                     240             60
----------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(e)                          300              3
----------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(a)(e)                300            113
======================================================================
                                                                   201
======================================================================
    Total Warrants & Other Equity Interests
      (Cost $261,725)                                          240,037
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

MONEY MARKET FUNDS-6.40%

STIC Liquid Assets Portfolio(f)                 804,499    $   804,499
----------------------------------------------------------------------
STIC Prime Portfolio(f)                         804,499        804,499
======================================================================
    Total Money Market Funds (Cost
      $1,608,998)                                            1,608,998
======================================================================
TOTAL INVESTMENTS-97.83% (Cost $26,373,916)                 24,580,731
======================================================================
OTHER ASSETS LESS LIABILITIES-2.17%                            545,237
======================================================================
NET ASSETS-100.00%                                         $25,125,968
______________________________________________________________________
======================================================================

Investment Abbreviations:

Conv.   - Convertible
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Rts.    - Rights
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $2,842,696, which represented 11.31% of the Fund's net assets. Of these securities, less than 0.00% of the Fund's net assets are considered to be illiquid.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(e) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                            AIM V.I. HIGH YIELD FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $26,373,916)  $24,580,731
------------------------------------------------------------
Receivables for:
  Investments sold                                    43,840
------------------------------------------------------------
  Fund shares sold                                     1,499
------------------------------------------------------------
  Dividends and interest                             576,489
------------------------------------------------------------
Investment for deferred compensation plan             19,437
============================================================
     Total assets                                 25,221,996
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                              38,636
------------------------------------------------------------
  Deferred compensation plan                          19,437
------------------------------------------------------------
Accrued administrative services fees                  17,990
------------------------------------------------------------
Accrued distribution fees -- Series II                    38
------------------------------------------------------------
Accrued transfer agent fees                            1,765
------------------------------------------------------------
Accrued operating expenses                            18,162
============================================================
     Total liabilities                                96,028
============================================================
Net assets applicable to shares outstanding      $25,125,968
____________________________________________________________
============================================================


NET ASSETS:

Series I                                         $24,983,652
____________________________________________________________
============================================================
Series II                                        $   142,316
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           4,998,679
____________________________________________________________
============================================================
Series II                                             28,496
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      5.00
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      4.99
____________________________________________________________
============================================================


Statement of Operations
For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                         $ 3,034,659
------------------------------------------------------------
Dividends                                             28,032
------------------------------------------------------------
Dividends from affiliated money market funds          15,871
============================================================
    Total investment income                        3,078,562
============================================================

EXPENSES:

Advisory fees                                        167,345
------------------------------------------------------------
Administrative services fees                         117,619
------------------------------------------------------------
Custodian fees                                        20,713
------------------------------------------------------------
Distribution fees -- Series II                           114
------------------------------------------------------------
Transfer agent fees                                    9,753
------------------------------------------------------------
Trustees' fees                                         8,520
------------------------------------------------------------
Other                                                 24,769
============================================================
    Total expenses                                   348,833
============================================================
Less: Fees waived and expenses reimbursed               (203)
------------------------------------------------------------
    Expenses paid indirectly                            (276)
============================================================
    Net expenses                                     348,354
============================================================
Net investment income                              2,730,208
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (8,153,576)
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                            3,638,095
============================================================
Net gain (loss) from investment securities        (4,515,481)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(1,785,273)
____________________________________________________________
============================================================

See Notes to Financial Statements.
                            AIM V.I. HIGH YIELD FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002           2001
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  2,730,208    $ 3,307,145
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (8,153,576)    (6,354,746)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   3,638,095      1,271,997
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (1,785,273)    (1,775,604)
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                              --     (3,500,180)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (2,028,474)     7,923,261
-----------------------------------------------------------------------------------------
  Series II                                                        141,011             --
=========================================================================================
    Net increase (decrease) in net assets                       (3,672,736)     2,647,477
=========================================================================================

NET ASSETS:

  Beginning of year                                             28,798,704     26,151,227
=========================================================================================
  End of year                                                 $ 25,125,968    $28,798,704
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 42,267,377    $44,154,693
-----------------------------------------------------------------------------------------
  Undistributed net investment income                            2,543,233       (308,871)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (17,891,457)    (9,615,838)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (1,793,185)    (5,431,280)
=========================================================================================
                                                              $ 25,125,968    $28,798,704
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.
                            AIM V.I. HIGH YIELD FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore,

                            AIM V.I. HIGH YIELD FUND
     no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $157.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $117,619 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $6,074 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the period March 26, 2002 (date sales commenced) through December 31, 2002, the Series II shares paid $68 after plan fees reimbursed by AIM Distributors of $46.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $276 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $276.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002        2001
-------------------------------------------------------------
Distributions paid from ordinary income  $   --    $3,500,180
_____________________________________________________________
=============================================================

Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                    $  2,569,755
-------------------------------------------------------------
Unrealized appreciation
  (depreciation) -- investments                    (1,944,866)
-------------------------------------------------------------
Temporary book/tax differences                        (25,760)
-------------------------------------------------------------
Capital loss carryforward                         (17,135,207)
-------------------------------------------------------------
Post-October capital loss deferral                   (605,331)
-------------------------------------------------------------
Shares of beneficial interest                      42,267,377
=============================================================
                                                 $ 25,125,968
_____________________________________________________________
=============================================================

                            AIM V.I. HIGH YIELD FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, bond premium amortization and defaulted bond adjustments.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2006                              $   247,107
-----------------------------------------------------------
December 31, 2007                                  545,518
-----------------------------------------------------------
December 31, 2008                                2,010,706
-----------------------------------------------------------
December 31, 2009                                5,842,381
-----------------------------------------------------------
December 31, 2010                                8,489,495
===========================================================
                                               $17,135,207
___________________________________________________________
===========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $18,703,328 and $19,351,646, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $   856,962
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (2,801,828)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(1,944,866)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $26,525,597.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of bond premium amortization and defaulted bond adjustments on December 31, 2002, undistributed net investment income was increased by $121,896, undistributed net realized gains decreased by $122,043 and shares of beneficial interest increased by $147. This reclassification had no effect on the net assets of the Fund.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                        2002                          2001
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,454,744    $ 7,353,977     2,277,266    $ 14,617,884
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                      33,073        162,657            --              --
=====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --             --       660,415       3,500,180
=====================================================================================================================
Reacquired:
  Series I                                                    (1,877,404)    (9,382,451)   (1,633,796)    (10,194,803)
---------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (4,577)       (21,646)           --              --
=====================================================================================================================
                                                                (394,164)   $(1,887,463)    1,303,885    $  7,923,261
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Series II shares commenced sales on March 26, 2002.

                            AIM V.I. HIGH YIELD FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          SERIES I
                                                            ---------------------------------------------------------------------
                                                                                                                 MAY 1, 1998
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                                                            ----------------------------------------------       DECEMBER 31,
                                                             2002          2001          2000       1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  5.31       $  6.35       $  9.02    $  8.84            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.51(a)       0.70(b)       0.91       1.03(a)           0.39
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (0.82)        (1.01)        (2.64)     (0.10)            (1.15)
=================================================================================================================================
    Total from investment operations                          (0.31)        (0.31)        (1.73)      0.93             (0.76)
=================================================================================================================================
Less dividends from net investment income                        --         (0.73)        (0.94)     (0.75)            (0.40)
=================================================================================================================================
Net asset value, end of period                              $  5.00       $  5.31       $  6.35    $  9.02            $ 8.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                               (5.84)%       (4.85)%      (19.14)%    10.52%            (7.61)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $24,984       $28,799       $26,151    $25,268            $7,966
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.30%(d)      1.21%         1.13%      1.14%             1.13%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.30%(d)      1.29%         1.19%      1.42%             2.50%(e)
=================================================================================================================================
Ratio of net investment income to average net assets          10.20%(d)     11.39%(b)     11.44%     11.07%             9.75%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          74%           64%           72%       127%               39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $26,729,639.
(e)  Annualized.


                                                                SERIES II
                                                              --------------
                                                              MARCH 26, 2002
                                                              (DATE SALES
                                                              COMMENCED) TO
                                                              DECEMBER 31,
                                                                 2002
----------------------------------------------------------------------------
Net asset value, beginning of period                              $ 5.27
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.38(a)
----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.66)
============================================================================
    Total from investment operations                               (0.28)
============================================================================
Net asset value, end of period                                    $ 4.99
____________________________________________________________________________
============================================================================
Total return(b)                                                    (5.31)%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $  142
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                       1.45%(c)
----------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                    1.55%(c)
============================================================================
Ratio of net investment income to average net assets               10.05%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate                                               74%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are annualized and based on average daily net assets of $59,371.

                            AIM V.I. HIGH YIELD FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. International Growth Fund, formerly AIM V.I. International Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. International Growth Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                       AIM V.I. INTERNATIONAL GROWTH FUND

Schedule of Investments

December 31, 2002


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.56%

Australia-2.00%

Amcor Ltd. (Paper Packaging)                     362,300   $  1,726,056
-----------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                        375,200      2,137,016
-----------------------------------------------------------------------
BHP Steel Ltd. (Steel)(a)                         48,860         88,559
-----------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                     284,000      1,088,474
=======================================================================
                                                              5,040,105
=======================================================================

Canada-9.59%

Canadian National Railway Co. (Railroads)         82,500      3,424,994
-----------------------------------------------------------------------
Canadian Pacific Railway Ltd. (Railroads)        106,000      2,100,178
-----------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                    108,800      3,375,693
-----------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail) (Acquired
  11/10/00-11/14/02; Cost $5,580,868)(b)         170,700      5,809,793
-----------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      40,300        881,514
-----------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)               74,000      2,302,086
-----------------------------------------------------------------------
Royal Bank of Canada (Banks)                      43,600      1,604,287
-----------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)       248,400      3,902,481
-----------------------------------------------------------------------
Thomson Corp. (The) (Publishing)                  29,600        790,739
=======================================================================
                                                             24,191,765
=======================================================================

Finland-0.31%

Nokia Oyj (Telecommunications Equipment)          50,000        795,186
=======================================================================

France-11.07%

Accor S.A. (Hotels, Resorts & Cruise Lines)       37,500      1,136,092
-----------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                    56,300      3,061,428
-----------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          68,700      2,800,335
-----------------------------------------------------------------------
L'Oreal S.A. (Personal Products)                  10,400        792,057
-----------------------------------------------------------------------
Pernod Ricard (Distillers & Vinters)(a)           14,530      1,407,840
-----------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  31,825      1,298,246
-----------------------------------------------------------------------
Publicis Groupe (Advertising)                     41,870        887,851
-----------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)        72,390      3,402,895
-----------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          58,150      3,555,753
-----------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)        42,825      6,118,450
-----------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           61,650      3,475,308
=======================================================================
                                                             27,936,255
=======================================================================

Germany-4.94%

Altana A.G. (Pharmaceuticals)                    144,735      6,609,197
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

Germany-(Continued)

Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                  67,600   $  2,052,253
-----------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       9,170      3,811,978
=======================================================================
                                                             12,473,428
=======================================================================

Hong Kong-1.22%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)                      178,000      1,158,364
-----------------------------------------------------------------------
CK Life Sciences International Holdings, Inc.
  (Biotechnology)(a)                               7,120          1,278
-----------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                     39,300      1,023,765
-----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                      151,000        894,557
=======================================================================
                                                              3,077,964
=======================================================================

India-1.92%

Infosys Technologies Ltd. (IT Consulting &
  Services)                                       48,779      4,853,638
=======================================================================

Ireland-3.33%

Allied Irish Banks PLC (Banks)                    89,000      1,200,547
-----------------------------------------------------------------------
Bank of Ireland (Banks)                          507,600      5,216,632
-----------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)            50,500      1,977,580
=======================================================================
                                                              8,394,759
=======================================================================

Israel-2.59%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                              169,000      6,525,090
=======================================================================

Italy-6.85%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways & Railtracks)      424,200      4,221,481
-----------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Banks)                                        262,100      2,924,733
-----------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                441,700      7,024,670
-----------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)               775,600      3,102,049
=======================================================================
                                                             17,272,933
=======================================================================

Japan-16.88%

Canon Inc. (Office Electronics)                   95,000      3,575,247
-----------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                 37,000        830,183
-----------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired
  09/07/01-09/11/01; Cost $2,646,839)(b)         132,000      3,017,302
-----------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
Japan-(Continued)

Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                        39,400   $  3,005,380
-----------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                  59,300      2,191,766
-----------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                    67,700      4,736,578
-----------------------------------------------------------------------
Kao Corp. (Household Products)                    95,000      2,083,561
-----------------------------------------------------------------------
Keyence Corp. (Electronic Equipment &
  Instruments)                                    18,200      3,164,218
-----------------------------------------------------------------------
Nidec Corp. (Electronic Equipment &
  Instruments)                                    29,700      1,850,389
-----------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)                                 306,700      2,391,111
-----------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)          139,600      3,972,620
-----------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)             152,000      2,491,635
-----------------------------------------------------------------------
Rohm Co. Ltd. (Semiconductors)(a)                 12,600      1,602,913
-----------------------------------------------------------------------
SEGA Corp. (Consumer Electronics)(a)             156,700      1,543,582
-----------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     87,700      2,355,403
-----------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)       101,300      1,731,332
-----------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               70,400      2,038,948
=======================================================================
                                                             42,582,168
=======================================================================

Mexico-2.06%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           74,736      1,073,209
-----------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(a)                           2,098,300      1,600,535
-----------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Integrated Telecommunication Services)         35,836      1,146,035
-----------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (General Merchandise Stores)                   714,500      1,389,727
=======================================================================
                                                              5,209,506
=======================================================================

Netherlands-2.99%

Koninklijke (Royal) KPN N.V. (Integrated
  Telecommunications Services)(a)                456,700      2,972,409
-----------------------------------------------------------------------
VNU N.V. (Publishing)                             98,200      2,561,673
-----------------------------------------------------------------------
Wolters Kluwer N.V.-Dutch Ctfs. (Publishing)     115,200      2,007,458
=======================================================================
                                                              7,541,540
=======================================================================

Portugal-1.18%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                    432,900      2,976,561
=======================================================================

Singapore-0.00%

United Overseas Bank Ltd. (Banks)                      1              7
=======================================================================

South Korea-2.80%

Kookmin Bank (Banks)                              71,020      2,514,936
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

South Korea-(Continued)

Kookmin Bank-ADR (Banks)                          17,500   $    618,625
-----------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                        14,900      3,944,690
=======================================================================
                                                              7,078,251
=======================================================================

Spain-5.57%

Altadis, S.A. (Tobacco)                          127,740      2,915,227
-----------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)               154,600      6,324,494
-----------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 06/05/01-11/04/02; Cost
  $2,901,810)(b)                                 167,800      3,965,093
-----------------------------------------------------------------------
Repsol YPF, S.A. (Integrated Oil & Gas)(a)        64,000        846,518
=======================================================================
                                                             14,051,332
=======================================================================

Sweden-0.95%

Svenska Cellulosa A.B.-Class B (Paper
  Products)                                       71,100      2,407,311
=======================================================================

Switzerland-1.67%

Nestle S.A. (Packaged Foods & Meats)              10,200      2,162,675
-----------------------------------------------------------------------
UBS A.G. (Banks)                                  42,400      2,061,857
=======================================================================
                                                              4,224,532
=======================================================================

Taiwan-0.95%

Far Eastern Textile Ltd.-GDR (Industrial
  Machinery) (Acquired 11/12/99-11/15/99;
  Cost $230,556)(b)(c)                            19,347         67,328
-----------------------------------------------------------------------
Far Eastern Textile Ltd.-GDR REGS (Industrial
  Machinery)                                      32,210        112,091
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)(a)                   313,000      2,206,650
=======================================================================
                                                              2,386,069
=======================================================================

Thailand-0.01%

Siam Commercial Bank PCL (Banks)(a)               32,800         21,864
=======================================================================

United Kingdom-16.68%

BT Group PLC (Integrated Telecommunication
  Services)                                      452,000      1,420,596
-----------------------------------------------------------------------
Centrica PLC (Gas Utilities)                   1,142,000      3,147,458
-----------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)             214,000      3,638,848
-----------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                      114,100      1,631,199
-----------------------------------------------------------------------
Next PLC (Department Stores)                     113,450      1,346,713
-----------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)       354,900      6,892,721
-----------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                    1,225,700      4,346,148
-----------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)         189,780      4,551,463
-----------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                     360,900      2,379,074
-----------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
United Kingdom-(Continued)

Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            85,500   $    547,773
-----------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)        363,275      2,227,860
-----------------------------------------------------------------------
Tesco PLC (Food Retail)                          473,700      1,481,163
-----------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)            509,700      4,855,118
-----------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                  1,071,000      1,954,904
-----------------------------------------------------------------------
William Morrison Supermarkets PLC (Food
  Retail)                                        479,000      1,667,581
=======================================================================
                                                             42,088,619
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $227,403,938)                         241,128,883
=======================================================================

MONEY MARKET FUNDS-3.78%

STIC Liquid Assets Portfolio(d)                4,762,632      4,762,632
-----------------------------------------------------------------------
STIC Prime Portfolio(d)                        4,762,632      4,762,632
=======================================================================
    Total Money Market Funds (Cost
      $9,525,264)                                             9,525,264
=======================================================================
TOTAL INVESTMENTS-99.34% (excluding
  investments purchased with cash collateral
  from securities loans) (Cost $236,929,202)                250,654,147
_______________________________________________________________________
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANS

MONEY MARKET FUNDS-17.43%

STIC Liquid Assets Portfolio(d)(e)             21,993,496  $ 21,993,496
-----------------------------------------------------------------------
STIC Prime Portfolio(d)(e)                     21,993,495    21,993,495
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loans)
      (Cost $43,986,991)                                     43,986,991
=======================================================================
TOTAL INVESTMENTS-116.77% (Cost
  $280,916,193)(f)                                          294,641,138
=======================================================================
OTHER ASSETS LESS LIABILITIES-(16.77)%                      (42,310,289)
=======================================================================
NET ASSETS-100.00%                                         $252,330,849
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Ctfs. - Certificates
GDR   - Global Depositary Receipt
Pfd.  - Preferred
REGS  - Regulation S

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $12,859,516, which represented 5.10% of the Fund's net assets. Of these securities, 0.03% of the Fund's net assets is considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees and may be considered illiquid.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.
(f) Lippo Bank security and Companhia Vale Do Rio Doce security were received through corporate actions and as of 12/31/02 they have no market value and no cost basis.

See Notes to Financial Statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $280,916,193)*                                 $294,641,138
-------------------------------------------------------------
Foreign currencies, at value (cost $30,077)            29,981
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,165,869
-------------------------------------------------------------
  Fund shares sold                                    161,095
-------------------------------------------------------------
  Dividends                                           667,476
-------------------------------------------------------------
Investment for deferred compensation plan              36,815
-------------------------------------------------------------
Other assets                                            1,578
=============================================================
    Total assets                                  296,703,952
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              134,099
-------------------------------------------------------------
  Deferred compensation plan                           36,815
-------------------------------------------------------------
  Collateral upon return of securities loaned      43,986,991
-------------------------------------------------------------
Accrued administrative services fees                  135,936
-------------------------------------------------------------
Accrued distribution fees -- Series II                  7,771
-------------------------------------------------------------
Accrued transfer agent fees                             4,908
-------------------------------------------------------------
Accrued operating expenses                             66,583
=============================================================
    Total liabilities                              44,373,103
=============================================================
Net assets applicable to shares outstanding      $252,330,849
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $247,579,932
_____________________________________________________________
=============================================================
Series II                                        $  4,750,917
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           19,818,243
_____________________________________________________________
=============================================================
Series II                                             381,645
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.49
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.45
_____________________________________________________________
=============================================================

* At December 31, 2002, securities with an aggregate market value of $42,060,548 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $503,941)                                      $  4,391,567
-------------------------------------------------------------
Dividends from affiliated money market funds          461,416
-------------------------------------------------------------
Interest                                                5,180
-------------------------------------------------------------
Security lending income                                30,168
=============================================================
    Total investment income                         4,888,331
=============================================================

EXPENSES:

Advisory fees                                       2,402,352
-------------------------------------------------------------
Administrative services fees                          713,741
-------------------------------------------------------------
Custodian fees                                        303,076
-------------------------------------------------------------
Distribution fees -- Series II                         21,354
-------------------------------------------------------------
Transfer agent fees                                    40,303
-------------------------------------------------------------
Trustees' fees                                         10,397
-------------------------------------------------------------
Other                                                  70,561
=============================================================
    Total expenses                                  3,561,784
=============================================================
Less: Fees waived and expenses reimbursed              (7,252)
-------------------------------------------------------------
    Expenses paid indirectly                              (45)
=============================================================
    Net expenses                                    3,554,487
=============================================================
Net investment income                               1,333,844
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (39,366,045)
-------------------------------------------------------------
  Foreign currencies                                   90,964
=============================================================
                                                  (39,275,081)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (1,916,831)
-------------------------------------------------------------
  Foreign currencies                                   69,447
=============================================================
                                                   (1,847,384)
=============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (41,122,465)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(39,788,621)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002             2001
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   1,333,844    $  1,808,874
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (39,275,081)    (59,734,446)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (1,847,384)    (39,141,363)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (39,788,621)    (97,066,935)
===========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (1,721,606)     (1,213,852)
-------------------------------------------------------------------------------------------
  Series II                                                        (128,621)           (878)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                               --      (9,492,226)
-------------------------------------------------------------------------------------------
  Series II                                                              --          (6,863)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (53,650,629)     17,970,375
-------------------------------------------------------------------------------------------
  Series II                                                        (281,070)        375,523
===========================================================================================
    Net increase (decrease) in net assets                       (95,570,547)    (89,434,856)
===========================================================================================

NET ASSETS:

  Beginning of year                                             347,901,396     437,336,252
===========================================================================================
  End of year                                                 $ 252,330,849    $347,901,396
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 357,683,858    $411,615,557
-------------------------------------------------------------------------------------------
  Undistributed net investment income                             1,371,560       1,796,978
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (120,499,342)    (81,133,296)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           13,774,773      15,622,157
===========================================================================================
                                                              $ 252,330,849    $347,901,396
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. International Growth Fund, formerly named AIM V.I. International Equity Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                       AIM V.I. INTERNATIONAL GROWTH FUND

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $5,019.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $713,741 of which AIM retained $75,067 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $26,562 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $19,121 after plan fees reimbursed by AIM Distributors of $2,233.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $3,259 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $45 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $45.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At December 31, 2002, securities with an aggregate value of $42,060,548 were on loan to brokers. The loans were secured by cash collateral of $43,986,991 received by the Fund and subsequently invested in affiliated money market funds as follows: $21,993,496 in STIC Liquid Assets Portfolio and $21,993,495 in STIC Prime Portfolio. For the year ended December 31, 2002, the Fund received fees of $30,168 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from:
Ordinary income                       $1,850,227    $ 1,215,955
---------------------------------------------------------------
Long-term capital gain                        --      9,497,864
===============================================================
                                      $1,850,227    $10,713,819
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                   $   1,429,741
-------------------------------------------------------------
Unrealized appreciation -- investments             10,573,489
-------------------------------------------------------------
Temporary book/tax differences                        (58,181)
-------------------------------------------------------------
Capital loss carryforward                        (112,849,132)
-------------------------------------------------------------
Post-October capital loss deferral                 (4,448,926)
-------------------------------------------------------------
Shares of beneficial interest                     357,683,858
=============================================================
                                                $ 252,330,849
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $49,828.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                        CAPITAL LOSS
EXPIRATION              CARRYFORWARD
-------------------------------------
December 31, 2005       $  4,875,195
-------------------------------------
December 31, 2006            531,810
-------------------------------------
December 31, 2007          1,051,669
-------------------------------------
December 31, 2008          1,361,405
-------------------------------------
December 31, 2009         59,139,792
-------------------------------------
December 31, 2010         45,889,261
=====================================
                        $112,849,132
_____________________________________
=====================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $211,181,811 and $260,045,434, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 24,822,441
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (14,298,780)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 10,523,661
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $284,117,477.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions on December 31, 2002, undistributed net investment income was increased by $90,965 and undistributed net realized gains (losses) decreased by $90,965. This reclassification had no effect on the net assets of the Fund.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                           2002                              2001
                                                              ------------------------------    -------------------------------
                                                                SHARES           AMOUNT            SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     90,761,628    $ 1,234,674,746     102,758,144    $ 1,708,284,020
-------------------------------------------------------------------------------------------------------------------------------
  Series II*                                                   51,994,896        669,355,587          26,232            393,590
===============================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        139,401          1,721,606         741,419         10,706,078
-------------------------------------------------------------------------------------------------------------------------------
  Series II*                                                       10,449            128,621             536              7,741
===============================================================================================================================
Reacquired:
  Series I                                                    (94,385,310)    (1,290,046,981)   (101,934,106)    (1,701,019,723)
-------------------------------------------------------------------------------------------------------------------------------
  Series II*                                                  (51,648,761)      (669,765,278)         (1,707)           (25,808)
===============================================================================================================================
                                                               (3,127,697)   $   (53,931,699)      1,590,518    $    18,345,898
_______________________________________________________________________________________________________________________________
===============================================================================================================================

* Series II shares commenced sales on September 19, 2001.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          SERIES I
                                                              -----------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2002           2001           2000        1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.91       $  20.12       $  29.29    $  19.62       $  17.13
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.06(a)        0.08(a)        0.18        0.08(a)        0.15
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.40)         (4.83)         (7.88)      10.59           2.50
===============================================================================================================================
    Total from investment operations                             (2.34)         (4.75)         (7.70)      10.67           2.65
===============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.08)         (0.05)         (0.06)      (0.19)         (0.16)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          (0.41)         (1.41)      (0.81)            --
===============================================================================================================================
    Total distributions                                          (0.08)         (0.46)         (1.47)      (1.00)         (0.16)
===============================================================================================================================
Net asset value, end of period                                $  12.49       $  14.91       $  20.12    $  29.29       $  19.62
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 (15.67)%       (23.53)%       (26.40)%     55.04%         15.49%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $247,580       $347,528       $437,336    $454,060       $240,314
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           1.09%(c)       1.05%          1.02%       0.97%          0.91%
===============================================================================================================================
Ratio of net investment income to average net assets              0.41%(c)       0.46%          0.83%       0.38%          0.80%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             71%           109%            88%         97%            76%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $316,794,532.

                       AIM V.I. INTERNATIONAL GROWTH FUND


                                                                          SERIES II
                                                              ----------------------------------
                                                                                 SEPTEMBER 19,
                                                                                    2001
                                                                YEAR             (DATE SALES
                                                                ENDED            COMMENCED)
                                                              DECEMBER 31,       TO DECEMBER 31,
                                                                2002                2001
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 14.90              $14.42
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.03(a)             0.01(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.40)               0.93
================================================================================================
    Total from investment operations                              (2.37)               0.94
================================================================================================
Less distributions:
  Dividends from net investment income                            (0.08)              (0.05)
------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --               (0.41)
================================================================================================
    Total distributions                                           (0.08)              (0.46)
================================================================================================
Net asset value, end of period                                  $ 12.45              $14.90
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                  (15.89)%              6.63%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 4,751              $  374
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.31%(c)            1.30%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.34%(c)            1.30%(d)
================================================================================================
Ratio of net investment income to average net assets               0.19%(c)            0.22%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              71%                109%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $8,541,502.
(d)  Annualized.

                       AIM V.I. INTERNATIONAL GROWTH FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Mid Cap Core Equity Fund, formerly AIM V.I. Mid Cap Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Mid Cap Core Equity Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                       AIM V.I. MID CAP CORE EQUITY FUND

Schedule of Investments

December 31, 2002

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-80.30%

Advertising-1.27%

Omnicom Group Inc.                                 13,700    $   885,020
========================================================================

Aerospace & Defense-2.00%

Northrop Grumman Corp.                              6,700        649,900
------------------------------------------------------------------------
Raytheon Co.                                       24,100        741,075
========================================================================
                                                               1,390,975
========================================================================

Application Software-1.25%

PeopleSoft, Inc.(a)                                47,400        867,420
========================================================================

Banks-0.90%

Marshall & Ilsley Corp.                            11,700        320,346
------------------------------------------------------------------------
TCF Financial Corp.                                 7,000        305,830
========================================================================
                                                                 626,176
========================================================================

Computer & Electronics Retail-1.40%

Best Buy Co., Inc.(a)                              40,200        970,830
========================================================================

Construction Materials-0.71%

Martin Marietta Materials, Inc.                    16,200        496,692
========================================================================

Data Processing Services-4.65%

Ceridian Corp.(a)                                 110,200      1,589,084
------------------------------------------------------------------------
Certegy Inc.(a)                                    37,600        923,080
------------------------------------------------------------------------
Convergys Corp.(a)                                 47,600        721,140
========================================================================
                                                               3,233,304
========================================================================

Diversified Chemicals-0.93%

Engelhard Corp.                                    29,000        648,150
========================================================================

Diversified Financial Services-1.19%

Principal Financial Group, Inc.                    27,400        825,562
========================================================================

Electric Utilities-2.39%

FPL Group, Inc.                                     4,700        282,611
------------------------------------------------------------------------
Wisconsin Energy Corp.                             54,800      1,380,960
========================================================================
                                                               1,663,571
========================================================================

Electrical Components & Equipment-1.02%

Rockwell Automation, Inc.                          34,100        706,211
========================================================================

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------

Electronic Equipment & Instruments-8.51%

Amphenol Corp.-Class A(a)                          24,100    $   915,800
------------------------------------------------------------------------
Diebold, Inc.                                      16,800        692,496
------------------------------------------------------------------------
Mettler-Toledo International Inc.
  (Switzerland)(a)                                 25,600        820,736
------------------------------------------------------------------------
Millipore Corp.(a)                                 17,600        598,400
------------------------------------------------------------------------
Molex Inc.-Class A                                 25,800        513,162
------------------------------------------------------------------------
Roper Industries, Inc.                             22,700        830,820
------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                    26,200        292,916
------------------------------------------------------------------------
Waters Corp.(a)                                    57,200      1,245,816
========================================================================
                                                               5,910,146
========================================================================

Environmental Services-1.76%

Republic Services, Inc.(a)                         58,300      1,223,134
========================================================================

Food Retail-2.32%

Kroger Co. (The)(a)                                58,700        906,915
------------------------------------------------------------------------
Safeway Inc.(a)                                    30,100        703,136
========================================================================
                                                               1,610,051
========================================================================

Footwear-1.28%

NIKE, Inc.-Class B                                 20,000        889,400
========================================================================

Forest Products-0.81%

Louisiana-Pacific Corp.(a)                         69,900        563,394
========================================================================

General Merchandise Stores-1.93%

BJ's Wholesale Club, Inc.(a)                       34,600        633,180
------------------------------------------------------------------------
Family Dollar Stores, Inc.                         22,600        705,346
========================================================================
                                                               1,338,526
========================================================================

Health Care Distributors & Services-1.77%

IMS Health Inc.                                    76,900      1,230,400
========================================================================

Health Care Equipment-3.90%

Apogent Technologies Inc.(a)                       65,600      1,364,480
------------------------------------------------------------------------
Bard (C.R.), Inc.                                  11,400        661,200
------------------------------------------------------------------------
Beckman Coulter, Inc.                              23,100        681,912
========================================================================
                                                               2,707,592
========================================================================

Home Furnishings-1.30%

Mohawk Industries, Inc.(a)                         15,904        905,733
========================================================================

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------

Household Appliances-1.90%

Black & Decker Corp. (The)                         15,300    $   656,217
------------------------------------------------------------------------
Whirlpool Corp.                                    12,700        663,194
========================================================================
                                                               1,319,411
========================================================================

Household Products-1.68%

Clorox Co. (The)                                    7,500        309,375
------------------------------------------------------------------------
Dial Corp. (The)                                   42,000        855,540
========================================================================
                                                               1,164,915
========================================================================

Housewares & Specialties-0.63%

Fortune Brands, Inc.                                9,400        437,194
========================================================================

Industrial Machinery-6.47%

Dover Corp.                                        56,000      1,632,960
------------------------------------------------------------------------
Flowserve Corp.(a)                                 32,900        486,591
------------------------------------------------------------------------
ITT Industries, Inc.                                6,500        394,485
------------------------------------------------------------------------
Kennametal Inc.                                    14,500        499,960
------------------------------------------------------------------------
Pentair, Inc.                                      21,100        729,005
------------------------------------------------------------------------
SPX Corp.(a)                                       20,100        752,745
========================================================================
                                                               4,495,746
========================================================================

IT Consulting & Services-0.99%

Affiliated Computer Services, Inc.-Class A(a)      13,100        689,715
========================================================================

Leisure Products-2.59%

Brunswick Corp.                                    68,500      1,360,410
------------------------------------------------------------------------
Mattel, Inc.                                       22,900        438,535
========================================================================
                                                               1,798,945
========================================================================

Metal & Glass Containers-1.01%

Pactiv Corp.(a)                                    32,100        701,706
========================================================================

Office Electronics-0.84%

Zebra Technologies Corp.-Class A(a)                10,200        584,460
========================================================================

Office Services & Supplies-1.44%

Herman Miller, Inc.                                54,400      1,000,960
========================================================================

Oil & Gas Drilling-0.69%

Noble Corp. (Cayman Islands)(a)                    13,700        481,555
========================================================================

Oil & Gas Equipment & Services-2.18%

BJ Services Co.(a)                                 16,400        529,884
------------------------------------------------------------------------
Cooper Cameron Corp.(a)                            10,400        518,128
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        11,700        467,181
========================================================================
                                                               1,515,193
========================================================================

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------

Oil & Gas Refining, Marketing &
  Transportation-1.09%

Valero Energy Corp.                                20,500    $   757,270
========================================================================

Packaged Foods & Meats-0.98%

Campbell Soup Co.                                  29,000        680,630
========================================================================

Personal Products-1.24%

Avon Products, Inc.                                16,000        861,920
========================================================================

Pharmaceuticals-1.85%

Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         22,400        864,864
------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                    14,900        421,223
========================================================================
                                                               1,286,087
========================================================================

Property & Casualty Insurance-2.51%

ACE Ltd. (Cayman Islands)                          31,700        930,078
------------------------------------------------------------------------
MGIC Investment Corp.                              12,500        516,250
------------------------------------------------------------------------
XL Capital Ltd.-Class A (Cayman Islands)            3,900        301,275
========================================================================
                                                               1,747,603
========================================================================

Railroads-0.60%

Norfolk Southern Corp.                             20,700        413,793
========================================================================

Restaurants-1.86%

Jack in the Box Inc.(a)                            33,600        580,944
------------------------------------------------------------------------
Outback Steakhouse, Inc.                           20,700        712,908
========================================================================
                                                               1,293,852
========================================================================

Semiconductor Equipment-0.78%

Novellus Systems, Inc.(a)                          19,200        539,136
========================================================================

Semiconductors-1.60%

Microchip Technology Inc.                          22,750        556,238
------------------------------------------------------------------------
Xilinx, Inc.(a)                                    27,000        556,200
========================================================================
                                                               1,112,438
========================================================================

Specialty Chemicals-0.94%

Rohm & Haas Co.                                    20,200        656,096
========================================================================

Specialty Stores-0.70%

Barnes & Noble, Inc.(a)                            26,800        484,276
========================================================================

Systems Software-3.39%

BMC Software, Inc.(a)                              38,000        650,180
------------------------------------------------------------------------
Computer Associates International, Inc.           126,300      1,705,050
========================================================================
                                                               2,355,230
========================================================================

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------

Telecommunications Equipment-1.05%

Advanced Fibre Communications, Inc.(a)             43,600    $   727,248
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $58,597,635)                            55,797,666
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
REPURCHASE AGREEMENTS-4.75%

Barclays Capital Inc. (United Kingdom) 1.25%,
  01/02/03 (Cost $3,301,331)(b)(c)             $3,301,331      3,301,331
========================================================================

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
MONEY MARKET FUNDS-21.53%

STIC Liquid Assets Portfolio(d)                 7,477,972    $ 7,477,972
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES         VALUE
------------------------------------------------------------------------
STIC Prime Portfolio(d)                         7,477,972    $ 7,477,972
========================================================================
    Total Money Market Funds (Cost
      $14,955,944)                                            14,955,944
========================================================================
TOTAL INVESTMENTS-106.58% (Cost $76,854,910)                  74,054,941
========================================================================
OTHER ASSETS LESS LIABILITIES-(6.58%)                         (4,570,143)
========================================================================
NET ASSETS-100.00%                                           $69,484,798
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/02 with a maturing value of $299,552,541 and collateralized by U.S. Government obligations with an aggregate market value of $305,523,605.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $76,854,910)  $74,054,941
------------------------------------------------------------
Receivables for:
  Investments sold                                   109,134
------------------------------------------------------------
  Fund shares sold                                   486,001
------------------------------------------------------------
  Dividends and interest                              44,502
------------------------------------------------------------
Investment for deferred compensation plan              3,662
============================================================
     Total assets                                 74,698,240
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            5,159,162
------------------------------------------------------------
  Fund shares reacquired                               3,411
------------------------------------------------------------
  Deferred compensation plan                           3,662
------------------------------------------------------------
Accrued administrative services fees                  30,499
------------------------------------------------------------
Accrued distribution fees -- Series II                   425
------------------------------------------------------------
Accrued trustees' fees                                   875
------------------------------------------------------------
Accrued transfer agent fees                              358
------------------------------------------------------------
Accrued operating expenses                            15,050
============================================================
     Total liabilities                             5,213,442
============================================================
Net assets applicable to shares outstanding      $69,484,798
____________________________________________________________
============================================================


NET ASSETS:

Series I                                         $68,271,155
____________________________________________________________
============================================================
Series II                                        $ 1,213,643
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                           7,165,787
____________________________________________________________
============================================================
Series II                                            127,635
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      9.53
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      9.51
____________________________________________________________
============================================================


Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $481)                                           $   252,249
-------------------------------------------------------------
Dividends from affiliated money market funds          120,585
-------------------------------------------------------------
Interest                                                3,413
=============================================================
    Total investment income                           376,247
=============================================================

EXPENSES:

Advisory fees                                         253,827
-------------------------------------------------------------
Administrative services fees                          125,138
-------------------------------------------------------------
Custodian fees                                         36,151
-------------------------------------------------------------
Distribution fees -- Series II                          2,038
-------------------------------------------------------------
Transfer agent fees                                     7,920
-------------------------------------------------------------
Trustees' fees                                          9,668
-------------------------------------------------------------
Other                                                  22,157
=============================================================
    Total expenses                                    456,899
=============================================================
Less: Fees waived and expenses reimbursed              (1,688)
-------------------------------------------------------------
    Expenses paid indirectly                              (29)
=============================================================
    Net expenses                                      455,182
=============================================================
Net investment income (loss)                          (78,935)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from net investment
  securities                                       (1,713,107)
=============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities          (3,274,673)
=============================================================
Net gain (loss) from investment securities         (4,987,780)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                 $(5,066,715)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

Statement of Changes in Net Assets

For the year ended December 31, 2002 and the period September 10, 2001 (date operations commenced) through December 31, 2001

                                                                 2002           2001
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (78,935)   $    (1,427)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (1,713,107)           990
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (3,274,673)       474,704
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (5,066,715)       474,267
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                             --        (11,467)
----------------------------------------------------------------------------------------
  Series II                                                            --           (575)
----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                     63,740,733      9,072,944
----------------------------------------------------------------------------------------
  Series II                                                       775,016        500,595
========================================================================================
    Net increase in net assets                                 59,449,034     10,035,764
========================================================================================

NET ASSETS:

  Beginning of year                                            10,035,764             --
========================================================================================
  End of year                                                 $69,484,798    $10,035,764
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $74,002,736    $ 9,562,045
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (4,818)        (1,093)
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (1,713,151)           108
----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (2,799,969)       474,704
========================================================================================
                                                              $69,484,798    $10,035,764
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Mid Cap Core Equity Fund, formerly AIM V.I. Mid Cap Equity Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held.

                       AIM V.I. MID CAP CORE EQUITY FUND

     The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets on the next $500 million, plus 0.675% of the Fund's average daily net assets on the next $500 million, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $873.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $125,138 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $5,991 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $1,223 after plan fees reimbursed by AIM Distributors of $815.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $29 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $29.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                            2002       2001
-------------------------------------------------------------
Distributions paid from ordinary income    $    --    $12,042
_____________________________________________________________
=============================================================

Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                  $(2,829,197)
------------------------------------------------------------
Temporary book/tax differences                        (4,818)
------------------------------------------------------------
Capital loss carryforward                         (1,399,717)
------------------------------------------------------------
Post-October capital loss deferral                  (284,206)
------------------------------------------------------------
Shares of beneficial interest                     74,002,736
============================================================
                                                 $69,484,798
____________________________________________________________
============================================================

                       AIM V.I. MID CAP CORE EQUITY FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax difference is the result of trustee deferral of compensation.

  The Fund's capital loss carryforward expires as follows:

                    CAPITAL LOSS
EXPIRATION          CARRYFORWARD
--------------------------------
December 31, 2010    $1,399,717
________________________________
================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $63,703,456 and $10,358,275, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $ 1,455,516
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (4,284,713)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(2,829,197)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $76,884,138.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss and other items on December 31, 2002, undistributed net investment income was increased by $75,210, undistributed net realized gains decreased by $152 and shares of beneficial interest decreased by $75,058. This reclassification had no effect on the net assets of the Fund.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and the period September 10, 2001 (date operations commenced) through December 31, 2001 were as follows:

                                                                        2002                      2001
                                                              ------------------------    ---------------------
                                                               SHARES        AMOUNT       SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    7,099,303    $71,687,663    957,217    $9,827,415
---------------------------------------------------------------------------------------------------------------
  Series II                                                      84,599        847,018     50,002       500,020
===============================================================================================================
Issued as reinvestment of dividends:
  Series I                                                           --             --      1,101        11,467
---------------------------------------------------------------------------------------------------------------
  Series II                                                          --             --         55           575
===============================================================================================================
Reacquired:
  Series I                                                     (820,000)    (7,946,930)   (71,833)     (765,938)
---------------------------------------------------------------------------------------------------------------
  Series II                                                      (7,021)       (72,002)        --            --
===============================================================================================================
                                                              6,356,881    $64,515,749    936,542    $9,573,539
_______________________________________________________________________________________________________________
===============================================================================================================

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                             SERIES I
                                                                ----------------------------------
                                                                                SEPTEMBER 10, 2001
                                                                                (DATE OPERATIONS
                                                                YEAR ENDED      COMMENCED) TO
                                                                DECEMBER 31,    DECEMBER 31,
                                                                  2002              2001
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.72             $10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.02)(a)           0.00
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (1.17)              0.74
==================================================================================================
    Total from investment operations                                (1.19)              0.74
==================================================================================================
Less distributions from net investment income                          --              (0.02)
==================================================================================================
Net asset value, end of period                                    $  9.53             $10.72
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                    (11.10)%             7.37%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $68,271             $9,500
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.30%(c)           1.27%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.30%(c)           5.16%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets         (0.22)%(c)         (0.08)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                36%                20%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $34,195,267.
(d)  Annualized.

                                                                          SERIES II
                                                              ----------------------------------
                                                                              SEPTEMBER 10, 2001
                                                                               (DATE OPERATIONS
                                                               YEAR ENDED       COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  2002               2001
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.71             $10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.04)(a)          (0.01)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.16)              0.73
================================================================================================
    Total from investment operations                              (1.20)              0.72
================================================================================================
Less distributions from net investment income                        --              (0.01)
================================================================================================
Net asset value, end of period                                  $  9.51             $10.71
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                  (11.20)%             7.22%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 1,214             $  536
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.45%(c)           1.44%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.55%(c)           5.44%(d)
================================================================================================
Ratio of net investment income (loss) to average net assets       (0.37)%(c)         (0.25)%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              36%                20%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $815,346.
(d)  Annualized.

                       AIM V.I. MID CAP CORE EQUITY FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Money Market Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                           AIM V.I. MONEY MARKET FUND

Schedule of Investments

December 31, 2002

                                                            PAR
                                               MATURITY    (000)       VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER-23.98%(a)

Asset-Backed Securities-Commercial Loans/ Leases-8.85%

Fountain Square Commercial Funding Corp.
  (Fifth Third Bank-ABS Program Sponsor)(b)
  (Acquired 10/01/02; Cost $1,983,958)
  1.65%                                        03/26/03   $ 2,000   $  1,992,300
--------------------------------------------------------------------------------
  (Acquired 10/01/02; Cost $2,938,374)
  1.70%                                        03/26/03     2,963      2,951,247
--------------------------------------------------------------------------------
Stellar Funding Group, Inc. (U.S. Bank
  National Association-ABS Program
  Sponsor)(b)
  (Acquired 11/05/02; Cost $2,987,963)
  1.57%                                        02/05/03     3,000      2,995,421
--------------------------------------------------------------------------------
  (Acquired 12/31/02; Cost $3,325,197)
  1.34%                                        03/28/03     3,336      3,325,321
================================================================================
                                                                      11,264,289
================================================================================

Asset-Backed Securities-Fully Backed-5.73%

Steamboat Funding Corp. (National Westminster
  Bank PLC-ABS Program Sponsor) (Acquired
  12/23/02; Cost $4,995,368)(b)
  1.45%                                        01/15/03     5,000      4,997,180
--------------------------------------------------------------------------------
Tulip Funding Corp. (ABN AMRO Bank N.V.-ABS
  Program Sponsor) (Acquired 12/18/02; Cost
  $2,300,440)(b)
  1.40%                                        02/19/03     2,306      2,301,606
================================================================================
                                                                       7,298,786
================================================================================

Asset-Backed Securities-Multi-Purpose-4.70%

Amsterdam Funding Corp. (ABN AMRO Bank
  N.V.-ABS Program Sponsor) (Acquired
  10/28/02; Cost $2,978,608)(b)
  1.70%                                        03/28/03     3,000      2,987,817
--------------------------------------------------------------------------------
Sheffield Receivables Corp. (Barclays Bank
  PLC-NY Branch-ABS Program Sponsor)
  (Acquired 10/17/02; Cost $2,987,985)(b)
  1.78%                                        01/06/03     3,000      2,999,258
================================================================================
                                                                       5,987,075
================================================================================

Asset-Backed Securities-Trade Receivables-3.92%

Blue Ridge Asset Funding Corp. (Wachovia Bank
  N.A.-ABS Program Sponsor) (Acquired
  09/19/02; Cost $4,972,064)(b) 1.78%          01/10/03     5,000      4,997,775
================================================================================

Diversified Financial Services-0.78%

National Australia Funding
  2.09%                                        02/07/03     1,000        997,852
================================================================================
    Total Commercial Paper (Cost $30,545,777)                         30,545,777
================================================================================

                                                            PAR
                                               MATURITY    (000)       VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-8.09%

Federal Home Loan Bank-3.14%

Unsec. Bonds,
  1.61%                                        12/08/03   $ 3,000   $  3,000,000
--------------------------------------------------------------------------------
  1.70%                                        12/08/03     1,000      1,000,000
================================================================================
                                                                       4,000,000
================================================================================

Overseas Private Investment Corp.-4.95%

Floating Rate Participation Ctfs.,
  1.30%(c)(d)                                  05/15/15     6,300      6,300,000
================================================================================
    Total U.S. Government Agency Securities
      (Cost $10,300,000)                                              10,300,000
================================================================================

VARIABLE RATE DEMAND NOTES-4.01%

Insured-1.20%

Omaha (City of); Special Tax Redevelopment
  Series B RB,
  1.52%(c)(d)(e)                               02/01/13     1,530      1,530,000
================================================================================

Letter of Credit Guaranteed-2.81%(c)(d)(f)

Albuquerque (City of) (Ktech Corp.); IDR
  (LOC-Wells Fargo Bank N.A.),
  1.50%                                        11/01/22     1,750      1,750,000
--------------------------------------------------------------------------------
Dome Corp.; Floating Rate Notes (LOC-Wachovia
  Bank N.A.),
  1.47%                                        08/31/16       665        665,000
--------------------------------------------------------------------------------
Folk Financial Services Inc.-Series A,
  Floating Rate Loan Program Notes
  (LOC-National City Bank),
  1.62%                                        10/15/27     1,160      1,160,000
================================================================================
                                                                       3,575,000
================================================================================
    Total Variable Rate Demand Notes (Cost
      $5,105,000)                                                      5,105,000
================================================================================

ASSET-BACKED NOTES-5.30%

Fully Backed-0.89%

Capital One Auto Finance Trust-
  Series 2002-B, Class A1
  1.76%(e)                                     09/15/03     1,130      1,130,089
================================================================================

Structured Investment Vehicles-3.92%

Beta Finance Inc.-Floating Rate (City Bank
  International plc.-ABS Program Sponsor)
  (Acquired 10/03/02; Cost $5,000,000)
  1.31%(b)(g)                                  10/14/03     5,000      5,000,000
================================================================================

Trade Receivables-0.49%

World Omni Auto Receivables Trust-
  Series 2002-A, Class A1
  1.87%                                        07/15/03       625        625,071
================================================================================
    Total Asset-Backed Notes (Cost
      $6,755,160)                                                      6,755,160
================================================================================

                           AIM V.I. MONEY MARKET FUND

                                                            PAR
                                               MATURITY    (000)       VALUE
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT-9.42%

HBOS Treasury Services PLC (United Kingdom)
  1.52%                                        05/06/03   $ 5,000   $  5,000,000
--------------------------------------------------------------------------------
Lloyd's TSB Bank PLC-New York (United
  Kingdom)
  2.15%                                        02/10/03     3,000      3,000,000
--------------------------------------------------------------------------------
Svenska Handelsbanken A.B. (Sweden)
  1.77%                                        02/28/03     4,000      4,000,000
================================================================================
    Total Certificates of Deposit (Cost
      $12,000,000)                                                    12,000,000
================================================================================

MASTER NOTE AGREEMENTS-7.85%(h)

Merrill Lynch Mortgage Capital, Inc.
  1.47%(i)                                     08/18/03     5,000      5,000,000
--------------------------------------------------------------------------------
Morgan Stanley
  1.38%(j)                                     03/17/03     5,000      5,000,000
================================================================================
    Total Master Note Agreements (Cost
      $10,000,000)                                                    10,000,000
================================================================================

MEDIUM TERM NOTES-0.81%

General Electric Capital Corp.-Series A
  6.75% (Cost $1,032,990)                      09/11/03     1,000      1,032,990
================================================================================

                                                            PAR
                                               MATURITY    (000)       VALUE
--------------------------------------------------------------------------------

PROMISSORY NOTES-4.71%

Goldman Sachs Group, Inc. (The)
  1.50%(g) (Cost $6,000,000)                   03/05/03   $ 6,000   $  6,000,000
================================================================================
    Total Investments Excluding Repurchase
      Agreements (Cost $81,738,927)                                   81,738,927
================================================================================

REPURCHASE AGREEMENTS-36.04%(k)

BNP Paribas Securities Corp. (France)
  1.25%(l)                                     01/02/03    20,900     20,900,152
--------------------------------------------------------------------------------
Greenwich Capital Markets, Inc.
  1.25%(m)                                     01/02/03    25,000     25,000,000
================================================================================
    Total Repurchase Agreements (Cost
      $45,900,152)                                                    45,900,152
================================================================================
TOTAL INVESTMENTS-100.21% (Cost
  $127,639,079)(n)                                                   127,639,079
================================================================================
OTHER ASSETS LESS LIABILITIES-(0.21)%                                   (272,019)
================================================================================
NET ASSETS-100.00%                                                  $127,367,060
________________________________________________________________________________
================================================================================

Investment Abbreviations:

ABS     - Asset Backed Security
Ctfs.   - Certificates
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security is traded on a discount basis. The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/02 was $34,547,925 which represented 27.12% of the Fund's net assets. These securities are not considered illiquid.
(c) Interest rates are redetermined weekly. Rate shown is the rate in effect on 12/31/02.
(d) Demand security; payable upon demand by the Fund with usually no more than seven calendar day's notice.
(e) Secured by bond insurance provided by Ambac Assurance Corp. or MBIA Insurance Co.
(f) Principal and interest payments are guaranteed by the letter of credit agreement.
(g) Interest rates are redetermined daily. Rate shown is the rate in effect on 12/31/02.
(h) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(i) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based on the timing of the demand. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/02.
(j) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business day's oral notice for up to 10% of outstanding amount, otherwise, upon seven business day's written notice for more than 10% of outstanding balance. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/02.
(k) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(l) Joint repurchase agreement entered into 12/31/02 with a maturing value of $1,250,086,806. Collateralized by $1,161,027,000 U.S. Government
    obligations, 0% to 7.63% due 01/07/03 to 07/15/32 with an aggregate market value at 12/31/02 of $1,275,000,101.
(m) Joint repurchase agreement entered into 12/31/02 with a maturing value of $500,034,722. Collateralized by $468,160,000 U.S. Treasury and U.S. Government obligations, 0% to 11.25% due 01/15/03 to 04/15/30 with an aggregate market value at 12/31/02 of $510,006,098.
(n) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.
                           AIM V.I. MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, excluding repurchase agreements
  at value (amortized cost)                      $ 81,738,927
-------------------------------------------------------------
Repurchase agreements                              45,900,152
-------------------------------------------------------------
Interest receivable                                   163,279
-------------------------------------------------------------
Investment for deferred compensation plan              34,039
-------------------------------------------------------------
Other assets                                              784
=============================================================
    Total assets                                  127,837,181
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              341,549
-------------------------------------------------------------
  Deferred compensation plan                           34,039
-------------------------------------------------------------
Accrued administrative services fees                   54,267
-------------------------------------------------------------
Accrued distribution fees -- Series II                  2,659
-------------------------------------------------------------
Accrued transfer agent fees                             2,741
-------------------------------------------------------------
Accrued operating expenses                             34,866
=============================================================
    Total liabilities                                 470,121
=============================================================
Net assets applicable to shares outstanding      $127,367,060
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $119,536,303
_____________________________________________________________
=============================================================
Series II                                        $  7,830,757
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                          119,534,898
_____________________________________________________________
=============================================================
Series II                                           7,830,736
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       1.00
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       1.00
_____________________________________________________________
=============================================================

Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Interest                                          $2,351,385
============================================================

Expenses:

Advisory fees                                        509,205
------------------------------------------------------------
Administrative services fees                         262,888
------------------------------------------------------------
Custodian fees                                         8,622
------------------------------------------------------------
Distribution fees -- Series II                         8,683
------------------------------------------------------------
Transfer agent fees                                    9,247
------------------------------------------------------------
Trustees' fees                                         9,316
------------------------------------------------------------
Other                                                 49,704
============================================================
    Total expenses                                   857,665
============================================================
Net investment income                              1,493,720
============================================================
Net realized gain from investment securities           1,121
============================================================
Net increase in net assets resulting from
  operations                                      $1,494,841
____________________________________________________________
============================================================

See Notes to Financial Statements.
                           AIM V.I. MONEY MARKET FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,493,720    $  3,722,328
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                       1,121             248
==========================================================================================
    Net increase in net assets resulting from operations         1,494,841       3,722,576
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,462,967)     (3,721,914)
------------------------------------------------------------------------------------------
  Series II                                                        (30,753)           (414)
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (8,742,052)     54,413,296
------------------------------------------------------------------------------------------
  Series II                                                      6,833,408         997,328
==========================================================================================
    Net increase (decrease) in net assets                       (1,907,523)     55,410,872
==========================================================================================

NET ASSETS:

  Beginning of year                                            129,274,583      73,863,711
==========================================================================================
  End of year                                                 $127,367,060    $129,274,583
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $127,365,634    $129,274,278
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities         1,426             305
==========================================================================================
                                                              $127,367,060    $129,274,583
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
                           AIM V.I. MONEY MARKET FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any premiums or accretion of discount.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- It is the policy of the Fund to declare and pay daily dividends from net investment income. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% on the first $250 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $262,888 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $4,033 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $8,683.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,776 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option

                           AIM V.I. MONEY MARKET FUND
to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 4--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                          2002          2001
---------------------------------------------------------------
Distributions paid from ordinary
  income                               $1,493,720    $3,722,328
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

  As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                    $     53,690
-------------------------------------------------------------
Temporary book/tax differences                        (52,264)
-------------------------------------------------------------
Shares of beneficial interest                     127,365,634
=============================================================
                                                 $127,367,060
_____________________________________________________________
=============================================================


  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.


NOTE 5--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                             2001
                                                              -----------------------------    -----------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     110,861,797    $ 110,861,797     155,024,398    $ 155,024,398
----------------------------------------------------------------------------------------------------------------------------
  Series II*                                                   214,772,526      214,772,526       1,996,952        1,996,952
============================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       1,462,967        1,462,967       3,721,914        3,721,914
----------------------------------------------------------------------------------------------------------------------------
  Series II*                                                        30,753           30,753             414              414
============================================================================================================================
Reacquired:
  Series I                                                    (121,066,816)    (121,066,816)   (104,333,016)    (104,333,016)
----------------------------------------------------------------------------------------------------------------------------
  Series II*                                                  (207,969,871)    (207,969,871)     (1,000,038)      (1,000,038)
============================================================================================================================
                                                                (1,908,644)   $  (1,908,644)     55,410,624    $  55,410,624
____________________________________________________________________________________________________________________________
============================================================================================================================

* Series II shares commenced sales on December 16, 2001.

                           AIM V.I. MONEY MARKET FUND

NOTE 6--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        SERIES I
                                                                --------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
                                                                  2002           2001       2000       1999       1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   1.00       $   1.00    $  1.00    $  1.00    $  1.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.01           0.04       0.06       0.05       0.05
========================================================================================================================
Less distributions from net investment income                      (0.01)         (0.04)     (0.06)     (0.05)     (0.05)
========================================================================================================================
Net asset value, end of period                                  $   1.00       $   1.00    $  1.00    $  1.00    $  1.00
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(a)                                                     1.19%          3.61%      5.83%      4.66%      5.06%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $119,536       $128,277    $73,864    $95,152    $64,090
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                             0.67%(b)       0.64%      0.71%      0.60%      0.58%
========================================================================================================================
Ratio of net investment income to average net assets                1.18%(b)       3.36%      5.66%      4.59%      4.94%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are based on average daily net assets of $123,828,132.

                           AIM V.I. MONEY MARKET FUND


                                                                              SERIES II
                                                                --------------------------------------
                                                                                DECEMBER 16, 2001
                                                                YEAR ENDED      (DATE SALES COMMENCED)
                                                                DECEMBER 31,    TO DECEMBER 31,
                                                                  2002              2001
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 1.00               $1.00
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.01                0.00
======================================================================================================
Less distributions from net investment income                       (0.01)               0.00
======================================================================================================
Net asset value, end of period                                     $ 1.00               $1.00
______________________________________________________________________________________________________
======================================================================================================
Total return(a)                                                      0.93%               0.05%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $7,831               $ 997
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                              0.92%(b)            0.89%(c)
======================================================================================================
Ratio of net investment income to average net assets                 0.93%(b)            3.11%(c)
______________________________________________________________________________________________________
======================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are based on average daily net assets of $3,473,175.
(c)  Annualized.

                           AIM V.I. MONEY MARKET FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. New Technology Fund a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1998 were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. New Technology Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or period in the four year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                          AIM V.I. NEW TECHNOLOGY FUND

Schedule of Investments

December 31, 2002

                                                                       MARKET
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.14%

Aerospace & Defense-8.77%

Alliant Techsystems Inc.(a)                                  6,400   $   399,040
--------------------------------------------------------------------------------
Engineered Support Systems, Inc.                            10,150       372,099
--------------------------------------------------------------------------------
InVision Technologies, Inc.(a)                               4,400       115,984
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)                         6,000       269,460
--------------------------------------------------------------------------------
Rockwell Collins, Inc.                                       5,500       127,930
================================================================================
                                                                       1,284,513
================================================================================

Application Software-6.17%

Documentum, Inc.(a)                                         15,700       245,862
--------------------------------------------------------------------------------
Intuit Inc.(a)                                               5,000       234,600
--------------------------------------------------------------------------------
Mercury Interactive Corp.(a)                                11,200       332,080
--------------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                          5,000        91,500
================================================================================
                                                                         904,042
================================================================================

Auto Parts & Equipment-1.71%

Gentex Corp.(a)                                              7,900       249,956
================================================================================

Biotechnology-7.45%

Chiron Corp.(a)                                                900        33,840
--------------------------------------------------------------------------------
Enzon Pharmaceuticals, Inc.(a)                               2,400        40,128
--------------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                                    13,400       455,600
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                                6,400       212,288
--------------------------------------------------------------------------------
IDEXX Laboratories, Inc.(a)                                  1,900        62,415
--------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)                          3,900        30,966
--------------------------------------------------------------------------------
OraSure Technologies, Inc.(a)                                9,400        51,230
--------------------------------------------------------------------------------
PRAECIS Pharmaceuticals Inc.(a)                             30,300        98,475
--------------------------------------------------------------------------------
SangStat Medical Corp.(a)                                    5,600        63,280
--------------------------------------------------------------------------------
Trimeris, Inc.(a)                                            1,000        43,090
================================================================================
                                                                       1,091,312
================================================================================

Computer & Electronics Retail-0.96%

CDW Computer Centers, Inc.(a)                                3,200       140,320
================================================================================

Computer Hardware-5.50%

Dell Computer Corp.(a)                                      19,600       524,104
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                          7,100       123,256
--------------------------------------------------------------------------------
Pinnacle Systems, Inc.(a)                                   11,600       157,876
================================================================================
                                                                         805,236
================================================================================

Computer Storage & Peripherals-5.95%

Imation Corp.(a)                                             3,800       133,304
--------------------------------------------------------------------------------
Lexmark International, Inc.(a)                               1,700       102,850
--------------------------------------------------------------------------------
Overland Storage, Inc.(a)                                    9,700       141,436
--------------------------------------------------------------------------------

                                                                       MARKET
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
Computer Storage & Peripherals-(Continued)

SanDisk Corp.(a)                                            10,500   $   213,150
--------------------------------------------------------------------------------
Storage Technology Corp.(a)                                  9,600       205,632
--------------------------------------------------------------------------------
Western Digital Corp.(a)                                    11,800        75,402
================================================================================
                                                                         871,774
================================================================================

Consumer Electronics-0.62%

Garmin Ltd. (Cayman Islands)(a)                              1,700        49,810
--------------------------------------------------------------------------------
Harman International Industries, Inc.                          700        41,650
================================================================================
                                                                          91,460
================================================================================

Data Processing Services-0.83%

eSPEED, Inc.-Class A(a)                                      7,200       121,975
================================================================================

Electronic Equipment & Instruments-1.67%

Itron, Inc.(a)                                               2,400        46,008
--------------------------------------------------------------------------------
OSI Systems, Inc.(a)                                        11,700       198,666
================================================================================
                                                                         244,674
================================================================================

Health Care Distributors & Services-6.33%

Accredo Health, Inc.(a)                                      4,200       148,050
--------------------------------------------------------------------------------
Cerner Corp.(a)                                              9,200       287,592
--------------------------------------------------------------------------------
Covance Inc.(a)                                              2,700        66,393
--------------------------------------------------------------------------------
Express Scripts, Inc.(a)                                     2,400       115,296
--------------------------------------------------------------------------------
IMPAC Medical Systems, Inc.(a)                               4,100        75,932
--------------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)                      5,400       125,496
--------------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                                    1,900       108,110
================================================================================
                                                                         926,869
================================================================================

Health Care Equipment-0.79%

Boston Scientific Corp.(a)                                     900        38,268
--------------------------------------------------------------------------------
Conceptus, Inc.(a)                                           6,500        77,870
================================================================================
                                                                         116,138
================================================================================

Health Care Supplies-0.56%

ICU Medical, Inc.(a)                                         2,200        82,060
================================================================================

Internet Retail-3.04%

Amazon.com, Inc.(a)                                          5,300       100,117
--------------------------------------------------------------------------------
eBay Inc.(a)                                                 5,100       345,882
================================================================================
                                                                         445,999
================================================================================

Internet Software & Services-6.92%

Expedia, Inc.-Class A(a)                                     1,200        80,316
--------------------------------------------------------------------------------
Hotels.com-Class A(a)                                        1,500        81,945
--------------------------------------------------------------------------------
Overture Services, Inc.(a)                                  14,300       390,533
--------------------------------------------------------------------------------
PEC Solutions, Inc.(a)                                       3,900       116,610
--------------------------------------------------------------------------------

                          AIM V.I. NEW TECHNOLOGY FUND

                                                                       MARKET
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
Internet Software & Services-(Continued)

Websense, Inc.(a)                                           16,100   $   343,912
================================================================================
                                                                       1,013,316
================================================================================

IT Consulting & Services-2.23%

Affiliated Computer Services, Inc.-Class A(a)                3,300       173,745
--------------------------------------------------------------------------------
Anteon International Corp.(a)                                2,800        67,200
--------------------------------------------------------------------------------
Syntel, Inc.(a)                                              4,100        86,141
================================================================================
                                                                         327,086
================================================================================

Networking Equipment-2.00%

Cisco Systems, Inc.(a)                                      13,500       176,850
--------------------------------------------------------------------------------
McDATA Corp.-Class A(a)                                      5,200        36,920
--------------------------------------------------------------------------------
NetScreen Technologies, Inc.(a)                              4,700        79,148
================================================================================
                                                                         292,918
================================================================================

Pharmaceuticals-2.24%

American Pharmaceutical Partners, Inc.(a)                    6,400       113,920
--------------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                                    1,600        42,256
--------------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                                   500        49,110
--------------------------------------------------------------------------------
Mylan Laboratories Inc.                                      3,500       122,150
================================================================================
                                                                         327,436
================================================================================

Semiconductor Equipment-3.92%

Applied Materials, Inc.(a)                                  10,000       130,300
--------------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                          4,400       155,628
--------------------------------------------------------------------------------
Lam Research Corp.(a)                                        5,600        60,480
--------------------------------------------------------------------------------
Novellus Systems, Inc.(a)                                    3,900       109,512
--------------------------------------------------------------------------------
Varian Semiconductor Equipment Associates, Inc.(a)           5,000       118,805
================================================================================
                                                                         574,725
================================================================================

Semiconductors-9.99%

Analog Devices, Inc.(a)                                      8,400       200,508
--------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                          7,600       138,700
--------------------------------------------------------------------------------
Intel Corp.                                                 12,700       197,739
--------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)                   7,700       145,222
--------------------------------------------------------------------------------
Microchip Technology Inc.                                   10,400       254,280
--------------------------------------------------------------------------------
QLogic Corp.(a)                                              3,900       134,589
--------------------------------------------------------------------------------

                                                                       MARKET
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
Semiconductors-(Continued)

Silicon Laboratories Inc.(a)                                11,100   $   211,788
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.-ADR
  (Taiwan)(a)                                               20,240       142,692
--------------------------------------------------------------------------------
Zoran Corp.(a)                                               2,700        37,989
================================================================================
                                                                       1,463,507
================================================================================

Systems Software-6.68%

Microsoft Corp.(a)                                           7,600       392,920
--------------------------------------------------------------------------------
Oracle Corp.(a)                                              7,100        76,680
--------------------------------------------------------------------------------
SafeNet, Inc.(a)                                             2,500        63,375
--------------------------------------------------------------------------------
Symantec Corp.(a)                                           11,000       444,950
================================================================================
                                                                         977,925
================================================================================

Telecommunications Equipment-6.14%

Inter-Tel, Inc.                                              8,300       173,553
--------------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                                     14,800       229,400
--------------------------------------------------------------------------------
QUALCOMM Inc.(a)                                             7,300       265,647
--------------------------------------------------------------------------------
UTStarcom, Inc.(a)                                          11,600       230,028
================================================================================
                                                                         898,628
================================================================================

Wireless Telecommunication Services-4.67%

AT&T Wireless Services Inc.(a)                              24,600       138,990
--------------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)                      27,900       322,245
--------------------------------------------------------------------------------
United States Cellular Corp.(a)                              8,900       222,678
================================================================================
                                                                         683,913
================================================================================
    Total Common Stocks & Other Equity Interests (Cost
      $14,331,575)                                                    13,935,782
================================================================================

MONEY MARKET FUNDS-7.43%

STIC Liquid Assets Portfolio(b)                            543,970       543,970
--------------------------------------------------------------------------------
STIC Prime Portfolio(b)                                    543,970       543,970
================================================================================
    Total Money Market Funds (Cost $1,087,940)                         1,087,940
================================================================================
TOTAL INVESTMENTS-102.57% (Cost $15,419,515)                          15,023,722
================================================================================
OTHER ASSETS LESS LIABILITIES-(2.57%)                                   (375,977)
================================================================================
NET ASSETS-100.00%                                                   $14,647,745
________________________________________________________________________________
================================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                          AIM V.I. NEW TECHNOLOGY FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost $15,419,515)                      $15,023,722
--------------------------------------------------------------------------------
Dividend receivables                                                       2,000
--------------------------------------------------------------------------------
Investment for deferred compensation plan                                 13,799
================================================================================
     Total assets                                                     15,039,521
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                  338,611
--------------------------------------------------------------------------------
  Fund shares reacquired                                                  11,890
--------------------------------------------------------------------------------
  Deferred compensation plan                                              13,799
--------------------------------------------------------------------------------
Accrued administrative services fees                                       8,986
--------------------------------------------------------------------------------
Accrued distribution fees -- Series II                                         4
--------------------------------------------------------------------------------
Accrued transfer agent fees                                                1,095
--------------------------------------------------------------------------------
Accrued operating expenses                                                17,391
================================================================================
     Total liabilities                                                   391,776
================================================================================
Net assets applicable to shares outstanding                          $14,647,745
________________________________________________________________________________
================================================================================


NET ASSETS:

Series I                                                             $14,634,445
________________________________________________________________________________
================================================================================
Series II                                                            $    13,300
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                                               6,324,863
________________________________________________________________________________
================================================================================
Series II                                                                  5,751
________________________________________________________________________________
================================================================================
Series I:
  Net asset value per share                                          $      2.31
________________________________________________________________________________
================================================================================
Series II:
  Net asset value per share                                          $      2.31
________________________________________________________________________________
================================================================================


Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends                                                           $      2,999
--------------------------------------------------------------------------------
Dividends from affiliated money market funds                              16,454
================================================================================
    Total investment income                                               19,453
================================================================================

EXPENSES:

Advisory fees                                                            216,332
--------------------------------------------------------------------------------
Administrative services fees                                             101,610
--------------------------------------------------------------------------------
Custodian fees                                                            18,936
--------------------------------------------------------------------------------
Distribution fees -- Series II                                                40
--------------------------------------------------------------------------------
Transfer agent fees                                                        8,738
--------------------------------------------------------------------------------
Trustees' fees                                                             8,736
--------------------------------------------------------------------------------
Other                                                                     15,004
================================================================================
    Total expenses                                                       369,396
================================================================================
Less: Fees waived and expenses reimbursed                                (87,991)
--------------------------------------------------------------------------------
    Expenses paid indirectly                                                 (30)
================================================================================
    Net expenses                                                         281,375
================================================================================
Net investment income (loss)                                            (261,922)
================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                               (9,327,344)
--------------------------------------------------------------------------------
  Option contracts written                                                13,065
================================================================================
                                                                      (9,314,279)
================================================================================
Change in net unrealized appreciation (depreciation) of investment
  securities                                                          (4,612,766)
================================================================================
Net gain (loss) from investment securities and option contracts      (13,927,045)
================================================================================
Net increase (decrease) in net assets resulting from operations     $(14,188,967)
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.
                          AIM V.I. NEW TECHNOLOGY FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                        2002            2001
--------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                      $   (261,922)   $   (464,860)
--------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities, foreign currencies and option
    contracts                                         (9,314,279)    (36,564,431)
--------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities and
    foreign currencies                                (4,612,766)      3,697,847
================================================================================
    Net increase (decrease) in net assets
     resulting from operations                       (14,188,967)    (33,331,444)
================================================================================
Distributions to shareholders from net investment
  income:
  Series I                                                    --        (758,754)
--------------------------------------------------------------------------------
Distributions to shareholders from net realized
  gains:
  Series I                                                    --     (19,031,270)
--------------------------------------------------------------------------------
Share transactions-net:
  Series I                                            (5,805,609)     18,425,518
--------------------------------------------------------------------------------
  Series II                                               28,202              --
================================================================================
    Net increase (decrease) in net assets            (19,966,374)    (34,695,950)
================================================================================

NET ASSETS:

  Beginning of year                                   34,614,119      69,310,069
================================================================================
  End of year                                       $ 14,647,745    $ 34,614,119
________________________________________________________________________________
================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                     $ 68,855,836    $ 74,892,563
--------------------------------------------------------------------------------
  Undistributed net investment income (loss)             (17,374)        (14,772)
--------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies and
    option contracts                                 (53,794,924)    (44,480,645)
--------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of
    investment securities and foreign currencies        (395,793)      4,216,973
================================================================================
                                                    $ 14,647,745    $ 34,614,119
________________________________________________________________________________
================================================================================

See Notes to Financial Statements.
                          AIM V.I. NEW TECHNOLOGY FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. New Technology Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held.

                          AIM V.I. NEW TECHNOLOGY FUND

     The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $87,975.

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2002, the Fund paid AIM $101,610 of which AIM retained $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $6,282 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit the total expenses of Series II shares to 1.45%. Pursuant to the master distribution agreement for the period April 2, 2002 (date sales commenced) through December 31, 2002, the Series II shares paid $24 after plan fees reimbursed by AIM Distributors of $16.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $2,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $30 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $30.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the

                          AIM V.I. NEW TECHNOLOGY FUND
line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                                           CALL OPTION CONTRACTS
                                                           ---------------------
                                                           NUMBER OF    PREMIUMS
                                                           CONTRACTS    RECEIVED
--------------------------------------------------------------------------------
Beginning of year                                              --       $     --
--------------------------------------------------------------------------------
Written                                                       105         20,422
--------------------------------------------------------------------------------
Closed                                                        (85)       (16,444)
--------------------------------------------------------------------------------
Exercised                                                     (20)        (3,978)
================================================================================
End of year                                                    --       $     --
________________________________________________________________________________
================================================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                            2002        2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                           $ --     $   758,754
--------------------------------------------------------------------------------
  Long-term capital gain                                      --      19,031,270
================================================================================
                                                            $ --     $19,790,024
________________________________________________________________________________
================================================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation (depreciation) -- investments               $   (577,675)
--------------------------------------------------------------------------------
Temporary book/tax differences                                           (18,550)
--------------------------------------------------------------------------------
Capital loss carryforward                                            (52,485,468)
--------------------------------------------------------------------------------
Post-October capital loss deferral                                    (1,126,398)
--------------------------------------------------------------------------------
Shares of beneficial interest                                         68,855,836
================================================================================
                                                                    $ 14,647,745
________________________________________________________________________________
================================================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable to the tax deferral of losses on wash sales and the treatment of foreign tax on certain stock dividends.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                                                  CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD
------------------------------------------------------------------------------
December 31, 2009                                                 $43,238,949
------------------------------------------------------------------------------
December 31, 2010                                                   9,246,519
==============================================================================
                                                                  $52,485,468
______________________________________________________________________________
==============================================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $30,105,274 and $35,292,140, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities           $ 1,070,431
--------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (1,648,106)
================================================================================
Net unrealized appreciation (depreciation) of investment securities  $  (577,675)
________________________________________________________________________________
================================================================================
Cost of investments for tax purposes is $15,601,397.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses on December 31, 2002, undistributed net investment income (loss) was increased by $259,320 and shares of beneficial interest decreased by $259,320. This reclassification had no effect on the net assets of the Fund.

                          AIM V.I. NEW TECHNOLOGY FUND

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                   2002                          2001
                         -------------------------    --------------------------
                           SHARES        AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold:
  Series I                  966,802    $ 2,977,433       871,432    $  9,872,754
--------------------------------------------------------------------------------
  Series II*                 27,100         76,719            --              --
================================================================================
Issued as reinvestment
  of dividends:
  Series I                       --             --     4,734,455      19,790,024
================================================================================
Reacquired:
  Series I               (2,859,709)    (8,783,042)   (1,127,829)    (11,237,260)
--------------------------------------------------------------------------------
  Series II*                (21,349)       (48,517)           --              --
================================================================================
                         (1,887,156)   $(5,777,407)    4,478,058    $ 18,425,518
________________________________________________________________________________
================================================================================

* Series II shares commenced sales on April 2, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                   SERIES I
                            -------------------------------------------------------

                                            YEAR ENDED DECEMBER 31,
                            -------------------------------------------------------
                             2002          2001       2000        1999       1998
                            -------------------------------------------------------
Net asset value, beginning
  of period                 $  4.21       $ 18.53    $ 32.96    $  20.66    $ 18.40
-----------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                    (0.04)(a)     (0.05)      0.20       (0.14)     (0.01)
-----------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and
    unrealized)               (1.86)        (8.79)    (11.05)      18.46       3.99
===================================================================================
    Total from investment
     operations               (1.90)        (8.84)    (10.85)      18.32       3.98
===================================================================================
Less distributions:
  Dividends from net
    investment income            --         (0.21)        --          --         --
-----------------------------------------------------------------------------------
  Distributions from net
    realized gains               --         (5.27)     (3.58)      (6.02)     (1.72)
===================================================================================
    Total distributions          --         (5.48)     (3.58)      (6.02)     (1.72)
===================================================================================
Net asset value, end of
  period                    $  2.31       $  4.21    $ 18.53    $  32.96    $ 20.66
___________________________________________________________________________________
===================================================================================
Total return(b)              (45.13)%      (47.47)%   (36.29)%    106.52%     22.11%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)            $14,634       $34,614    $69,310    $108,428    $69,459
___________________________________________________________________________________
===================================================================================
Ratio of expenses to
  average net assets:
  With fee waivers             1.30%(c)      1.36%      1.31%       1.27%      1.17%
-----------------------------------------------------------------------------------
  Without fee waivers          1.71%(c)      1.49%      1.31%       1.27%      1.18%
===================================================================================
Ratio of net investment
  income (loss) to average
  net assets                  (1.22)%(c)    (1.14)%     0.74%      (0.62)%    (0.04)%
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate         144%          289%       131%        124%        73%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $21,617,213.

                          AIM V.I. NEW TECHNOLOGY FUND


                                                                     SERIES II
                                                                   -------------
                                                                   APRIL 2, 2002
                                                                   (DATE SALES
                                                                   COMMENCED) TO
                                                                   DECEMBER 31,
                                                                      2002
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $  3.69
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.03)(a)
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                         (1.35)
================================================================================
    Total from investment operations                                    (1.38)
================================================================================
Net asset value, end of period                                        $  2.31
________________________________________________________________________________
================================================================================
Total return(b)                                                        (37.40)%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $    13
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                       1.45%(c)
--------------------------------------------------------------------------------
  Without fee waivers                                                    1.96%(c)
================================================================================
Ratio of net investment income (loss) to average net assets             (1.37)%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                   144%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total return does not reflect charges at the separate account level which if included would reduce total return for the period shown.
(c)  Ratios are annualized and based on average daily net assets of $21,275.

                          AIM V.I. NEW TECHNOLOGY FUND

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Premier Equity Fund, formerly AIM V.I. Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Premier Equity Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2003

                          AIM V.I. PREMIER EQUITY FUND

Schedule of Investments

December 31, 2002

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.49%

Advertising-1.27%

Omnicom Group Inc.                                 300,000      $   19,380,000
==============================================================================

Airlines-0.66%

Southwest Airlines Co.                             730,400          10,152,560
==============================================================================

Application Software-0.77%

BEA Systems, Inc.(a)                               693,700           7,956,739
------------------------------------------------------------------------------
Intuit Inc.(a)                                      82,000           3,847,440
==============================================================================
                                                                    11,804,179
==============================================================================

Banks-3.37%

Bank of America Corp.                              457,000          31,793,490
------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                   823,300          19,726,268
==============================================================================
                                                                    51,519,758
==============================================================================

Biotechnology-0.53%

Amgen Inc.(a)                                      166,800           8,063,112
==============================================================================

Brewers-0.78%

Anheuser-Busch Cos., Inc.                          247,100          11,959,640
==============================================================================

Broadcasting & Cable TV-5.12%

Comcast Corp.-Class A(a)                           293,899           6,927,199
------------------------------------------------------------------------------
Comcast Corp.-Special Class A(a)                 1,215,000          27,446,850
------------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)              1,549,700          44,011,480
==============================================================================
                                                                    78,385,529
==============================================================================

Building Products-0.23%

Masco Corp.                                        165,000           3,473,250
==============================================================================

Computer & Electronics Retail-1.20%

Best Buy Co., Inc.(a)                              762,700          18,419,205
==============================================================================

Computer Hardware-4.14%

Dell Computer Corp.(a)                           1,320,000          35,296,800
------------------------------------------------------------------------------
Hewlett-Packard Co.                              1,017,800          17,669,008
------------------------------------------------------------------------------
International Business Machines Corp.              133,200          10,323,000
==============================================================================
                                                                    63,288,808
==============================================================================

Consumer Finance-1.11%

MBNA Corp.                                         894,900          17,020,998
==============================================================================

Data Processing Services-1.71%

First Data Corp.                                   738,800          26,160,908
==============================================================================

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------

Department Stores-0.95%

Federated Department Stores, Inc.(a)               506,700      $   14,572,692
==============================================================================

Diversified Financial Services-10.88%

American Express Co.                               194,000           6,857,900
------------------------------------------------------------------------------
Citigroup Inc.                                   1,617,400          56,916,306
------------------------------------------------------------------------------
Fannie Mae                                         475,400          30,582,482
------------------------------------------------------------------------------
Freddie Mac                                        654,600          38,654,130
------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            321,100           7,706,400
------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          200,000           7,590,000
------------------------------------------------------------------------------
Morgan Stanley                                     456,100          18,207,512
==============================================================================
                                                                   166,514,730
==============================================================================

Drug Retail-1.12%

Walgreen Co.                                       588,700          17,184,153
==============================================================================

Electronic Equipment & Instruments-0.47%

Celestica Inc. (Canada)(a)                         510,700           7,200,870
==============================================================================

Environmental Services-0.87%

Waste Management, Inc.                             584,300          13,392,156
==============================================================================

Footwear-1.69%

NIKE, Inc.-Class B                                 580,000          25,792,600
==============================================================================

General Merchandise Stores-3.13%

Target Corp.                                     1,391,900          41,757,000
------------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Mexico)                                       2,700,100           6,196,951
==============================================================================
                                                                    47,953,951
==============================================================================

Health Care Distributors & Services-0.14%

Laboratory Corp. of America Holdings(a)             89,200           2,073,008
==============================================================================

Health Care Equipment-0.55%

Baxter International Inc.                          298,500           8,358,000
==============================================================================

Health Care Facilities-2.92%

HCA Inc.                                         1,075,400          44,629,100
==============================================================================

Household Products-2.49%

Kimberly-Clark Corp.                               160,000           7,595,200
------------------------------------------------------------------------------
Procter & Gamble Co. (The)                         355,200          30,525,888
==============================================================================
                                                                    38,121,088
==============================================================================

                          AIM V.I. PREMIER EQUITY FUND

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------

Industrial Conglomerates-2.37%

General Electric Co.                             1,489,200      $   36,262,020
==============================================================================

Industrial Machinery-1.25%

Danaher Corp.                                      290,800          19,105,560
==============================================================================

Integrated Oil & Gas-5.72%

BP PLC-ADR (United Kingdom)                        478,900          19,467,285
------------------------------------------------------------------------------
ChevronTexaco Corp.                                380,000          25,262,400
------------------------------------------------------------------------------
Exxon Mobil Corp.                                1,227,000          42,871,380
==============================================================================
                                                                    87,601,065
==============================================================================

Integrated Telecommunication Services-1.76%

AT&T Corp.                                         181,700           4,744,187
------------------------------------------------------------------------------
SBC Communications Inc.                            316,000           8,566,760
------------------------------------------------------------------------------
Verizon Communications Inc.                        352,200          13,647,750
==============================================================================
                                                                    26,958,697
==============================================================================

IT Consulting & Services-0.71%

Accenture Ltd.-Class A (Bermuda)(a)                342,000           6,152,580
------------------------------------------------------------------------------
Affiliated Computer Services, Inc.-Class A(a)       88,100           4,638,465
==============================================================================
                                                                    10,791,045
==============================================================================

Life & Health Insurance-0.54%

AFLAC Inc.                                         275,000           8,283,000
==============================================================================

Managed Health Care-2.49%

Anthem, Inc.(a)                                    180,100          11,328,290
------------------------------------------------------------------------------
UnitedHealth Group Inc.                            321,200          26,820,200
==============================================================================
                                                                    38,148,490
==============================================================================

Movies & Entertainment-1.95%

AOL Time Warner Inc.(a)                            637,200           8,347,320
------------------------------------------------------------------------------
Viacom Inc.-Class B(a)                             527,500          21,500,900
==============================================================================
                                                                    29,848,220
==============================================================================

Multi-Line Insurance-4.05%

American International Group, Inc.                 869,900          50,323,715
------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      257,600          11,702,768
==============================================================================
                                                                    62,026,483
==============================================================================

Multi-Utilities & Unregulated Power-0.62%

Duke Energy Corp.                                  486,900           9,514,026
==============================================================================

Networking Equipment-1.15%

Cisco Systems, Inc.(a)                           1,342,200          17,582,820
==============================================================================

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------

Oil & Gas Drilling-0.93%

GlobalSantaFe Corp. (Cayman Islands)               170,000      $    4,134,400
------------------------------------------------------------------------------
Transocean Inc.                                    433,000          10,045,600
==============================================================================
                                                                    14,180,000
==============================================================================

Oil & Gas Equipment & Services-1.88%

Baker Hughes Inc.                                  638,000          20,537,220
------------------------------------------------------------------------------
BJ Services Co.(a)                                 255,700           8,261,667
==============================================================================
                                                                    28,798,887
==============================================================================

Packaged Foods & Meats-0.81%

Sara Lee Corp.                                     547,600          12,326,476
==============================================================================

Pharmaceuticals-7.78%

Allergan, Inc.                                     245,000          14,116,900
------------------------------------------------------------------------------
Johnson & Johnson                                  395,900          21,263,789
------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      456,200           7,842,078
------------------------------------------------------------------------------
Merck & Co. Inc.                                   139,200           7,880,112
------------------------------------------------------------------------------
Pfizer Inc.                                      1,973,000          60,314,610
------------------------------------------------------------------------------
Wyeth                                              203,800           7,622,120
==============================================================================
                                                                   119,039,609
==============================================================================

Property & Casualty Insurance-1.57%

Allstate Corp. (The)                               427,400          15,809,526
------------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)       183,670           2,690,766
------------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B(a)       372,947           5,463,674
==============================================================================
                                                                    23,963,966
==============================================================================

Restaurants-1.27%

Yum! Brands, Inc.(a)                               801,300          19,407,486
==============================================================================

Semiconductor Equipment-0.77%

Applied Materials, Inc.(a)                         902,000          11,753,060
==============================================================================

Semiconductors-1.50%

Analog Devices, Inc.(a)                            738,700          17,632,769
------------------------------------------------------------------------------
Micron Technology, Inc.(a)                         553,700           5,393,038
==============================================================================
                                                                    23,025,807
==============================================================================

Soft Drinks-0.50%

PepsiCo, Inc.                                      182,300           7,696,706
==============================================================================

Specialty Stores-0.30%

Staples, Inc.(a)                                   250,000           4,575,000
==============================================================================

Systems Software-3.46%

Microsoft Corp.(a)                               1,025,600          53,023,520
==============================================================================

                          AIM V.I. PREMIER EQUITY FUND

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------

Telecommunications Equipment-0.19%

QUALCOMM Inc.(a)                                    80,000      $    2,911,200
==============================================================================

Wireless Telecommunication Services-1.82%

Nextel Communications, Inc.-Class A(a)           1,362,500          15,736,875
------------------------------------------------------------------------------
Sprint Corp. (PCS Group)(a)                      2,760,100          12,089,238
==============================================================================
                                                                    27,826,113
==============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,625,518,117)                            1,400,069,551
==============================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.65%

1.18%, 03/20/03 (Cost $9,974,433)(b)           $10,000,000(c)        9,974,433
==============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
------------------------------------------------------------------------------

                                                                    MARKET
                                                 SHARES             VALUE
------------------------------------------------------------------------------
MONEY MARKET FUNDS-7.96%

STIC Liquid Assets Portfolio(d)                 60,884,509      $   60,884,509
------------------------------------------------------------------------------
STIC Prime Portfolio(d)                         60,884,509          60,884,509
==============================================================================
    Total Money Market Funds (Cost
      $121,769,018)                                                121,769,018
==============================================================================
TOTAL INVESTMENTS-100.10% (Cost
  $1,757,261,568)                                                1,531,813,002
==============================================================================
OTHER ASSETS LESS LIABILITIES-(0.10%)                               (1,454,097)
==============================================================================
NET ASSETS-100.00%                                              $1,530,358,905
______________________________________________________________________________
==============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
                          AIM V.I. PREMIER EQUITY FUND

Statement of Assets and Liabilities

December 31, 2002

ASSETS:

Investments, at market value (cost
  $1,757,261,568)                              $1,531,813,002
-------------------------------------------------------------
Receivables for:
  Foreign currency contracts closed                     2,254
-------------------------------------------------------------
  Variation margin                                     84,000
-------------------------------------------------------------
  Fund shares sold                                    190,576
-------------------------------------------------------------
  Dividends                                         1,369,656
-------------------------------------------------------------
  Amount due from advisor                              31,867
-------------------------------------------------------------
Investment for deferred compensation plan              52,770
-------------------------------------------------------------
Other assets                                            8,125
=============================================================
     Total assets                               1,533,552,250
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                            1,706,728
-------------------------------------------------------------
  Foreign currency contracts outstanding               13,366
-------------------------------------------------------------
  Deferred compensation plan                           52,770
-------------------------------------------------------------
Accrued administrative services fees                1,119,943
-------------------------------------------------------------
Accrued distribution fees -- Series II                  5,973
-------------------------------------------------------------
Accrued transfer agent fees                            43,327
-------------------------------------------------------------
Accrued operating expenses                            251,238
=============================================================
     Total liabilities                              3,193,345
=============================================================
Net assets applicable to shares outstanding    $1,530,358,905
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                       $1,519,524,897
_____________________________________________________________
=============================================================
Series II                                      $   10,834,008
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           93,699,663
_____________________________________________________________
=============================================================
Series II                                             669,992
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        16.22
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        16.17
_____________________________________________________________
=============================================================


Statement of Operations

For the year ended December 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $188,302)                                     $  19,693,519
-------------------------------------------------------------
Dividends from affiliated money market funds        1,923,056
-------------------------------------------------------------
Interest                                               75,961
=============================================================
    Total investment income                        21,692,536
=============================================================

EXPENSES:

Advisory fees                                      12,074,846
-------------------------------------------------------------
Administrative services fees                        4,279,991
-------------------------------------------------------------
Custodian fees                                        223,222
-------------------------------------------------------------
Distribution fees -- Series II                         13,525
-------------------------------------------------------------
Transfer agent fees                                   120,224
-------------------------------------------------------------
Trustees' fees                                         19,092
-------------------------------------------------------------
Other                                                 173,488
=============================================================
    Total expenses                                 16,904,388
=============================================================
Less: Fees waived                                     (22,903)
-------------------------------------------------------------
    Expenses paid indirectly                             (549)
=============================================================
    Net expenses                                   16,880,936
=============================================================
Net investment income                               4,811,600
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS, FUTURES
  CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (436,760,132)
-------------------------------------------------------------
  Foreign currencies                                   62,146
-------------------------------------------------------------
  Foreign currency contracts                       (1,848,273)
-------------------------------------------------------------
  Futures contracts                                 1,145,630
-------------------------------------------------------------
  Option contracts written                            300,747
=============================================================
                                                 (437,099,882)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (328,190,604)
-------------------------------------------------------------
  Foreign currency contracts                          (30,805)
-------------------------------------------------------------
  Futures contracts                                (2,142,322)
=============================================================
                                                 (330,363,731)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                      (767,463,613)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(762,652,013)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
                          AIM V.I. PREMIER EQUITY FUND

Statement of Changes in Net Assets

For the years ended December 31, 2002 and 2001

                                                                   2002               2001
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $     4,811,600    $    6,224,561
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               (437,099,882)     (272,780,154)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts, futures contracts and option
    contracts                                                    (330,363,731)      (97,327,279)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (762,652,013)     (363,882,872)
===============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                         (6,192,808)       (3,348,106)
-----------------------------------------------------------------------------------------------
  Series II                                                           (41,642)             (548)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                                 --       (50,823,827)
-----------------------------------------------------------------------------------------------
  Series II                                                                --            (8,314)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                       (271,364,143)      230,022,815
-----------------------------------------------------------------------------------------------
  Series II                                                        11,802,858           686,924
===============================================================================================
    Net increase (decrease) in net assets                      (1,028,447,748)     (187,353,928)
===============================================================================================

NET ASSETS:

  Beginning of year                                             2,558,806,653     2,746,160,581
===============================================================================================
  End of year                                                 $ 1,530,358,905    $2,558,806,653
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 2,492,872,435    $2,752,433,720
-----------------------------------------------------------------------------------------------
  Undistributed net investment income                               4,773,524         6,134,226
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts            (740,205,143)     (303,043,113)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts and option contracts            (227,081,911)      103,281,820
===============================================================================================
                                                              $ 1,530,358,905    $2,558,806,653
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.
                          AIM V.I. PREMIER EQUITY FUND

Notes to Financial Statements

December 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund) (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eighteen separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio and class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

                          AIM V.I. PREMIER EQUITY FUND

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the statement of operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

J. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended December 31, 2002, AIM waived fees of $22,903.

                          AIM V.I. PREMIER EQUITY FUND

  Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. During the year ended December 31, 2002, the Fund paid AIM $4,279,991, of which AIM retained $309,575 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2002, AFS retained $61,761 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the master distribution agreement for the year ended December 31, 2002, the Series II shares paid $13,525.

  Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

  During the year ended December 31, 2002, the Fund paid legal fees of $6,305 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended December 31, 2002, the Fund received reductions in custodian fees of $549 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $549.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--FOREIGN CURRENCY CONTRACTS

Outstanding foreign currency contracts at December 31, 2002 were as follows:

                            CONTRACT TO                        UNREALIZED
SETTLEMENT             ----------------------                 APPRECIATION
   DATE     CURRENCY    DELIVER     RECEIVE       VALUE      (DEPRECIATION)
---------------------------------------------------------------------------
 02/25/03     CAD      9,160,000   $5,800,165   $5,813,531      $(13,366)
___________________________________________________________________________
===========================================================================

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
-----------------------------------------------------------
Beginning of year                         --      $      --
-----------------------------------------------------------
Written                                1,645        326,367
-----------------------------------------------------------
Closed                                  (610)      (105,004)
-----------------------------------------------------------
Expired                               (1,035)      (221,363)
===========================================================
End of year                               --      $      --
___________________________________________________________
===========================================================

NOTE 8--FUTURES CONTRACTS

On December 31, 2002, $3,805,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2002 were as follows:

                                                           UNREALIZED
                 NO. OF        MONTH/        MARKET       APPRECIATION
CONTRACT        CONTRACTS    COMMITMENT       VALUE      (DEPRECIATION)
-----------------------------------------------------------------------
S&P 500 Index      240      Mar.-03/Long   $52,734,000    $(1,619,979)
_______________________________________________________________________
=======================================================================

                          AIM V.I. PREMIER EQUITY FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $6,234,450    $ 3,348,613
---------------------------------------------------------------
  Long-term capital gain                      --     50,832,182
===============================================================
                                      $6,234,450    $54,180,795
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of December 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                  $    4,885,292
-------------------------------------------------------------
Unrealized appreciation
  (depreciation)-investments                     (249,962,089)
-------------------------------------------------------------
Temporary book/tax differences                       (111,769)
-------------------------------------------------------------
Capital loss carryforward                        (662,368,304)
-------------------------------------------------------------
Post-October capital loss deferral                (54,956,660)
-------------------------------------------------------------
Shares of beneficial interest                   2,492,872,435
=============================================================
                                               $1,530,358,905
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and on certain futures contracts.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2009                              $250,136,976
-----------------------------------------------------------
December 31, 2010                               412,231,328
===========================================================
                                               $662,368,304
___________________________________________________________
===========================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2002 was $865,797,179 and $1,106,733,753, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $  79,628,983
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (329,591,072)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(249,962,089)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,781,775,091.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions on December 31, 2002, undistributed net investment income was increased by $62,148 and undistributed net realized gains (losses) decreased by $62,148. This reclassification had no effect on the net assets of the Fund.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 12--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     12,952,884    $ 261,301,166     25,530,747    $ 638,287,847
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                      743,703       13,539,946         30,153          703,791
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        376,691        6,192,808      2,393,801       54,171,933
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                        2,541           41,642            392            8,862
==========================================================================================================================
Reacquired:
  Series I                                                    (29,178,636)    (538,858,117)   (18,964,766)    (462,436,965)
--------------------------------------------------------------------------------------------------------------------------
  Series II*                                                     (105,692)      (1,778,730)        (1,105)         (25,729)
==========================================================================================================================
                                                              (15,208,509)   $(259,561,285)     8,989,222    $ 230,709,739
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Series II shares commenced sales on September 19, 2001.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      SERIES I
                                                   ------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------------
                                                      2002             2001             2000             1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    23.35       $    27.30       $    33.50       $    26.25       $    20.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.05(a)          0.06(a)          0.04(a)          0.06(a)          0.09
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (7.11)           (3.50)           (4.94)            7.76             6.59
=================================================================================================================================
    Total from investment operations                    (7.06)           (3.44)           (4.90)            7.82             6.68
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  (0.07)           (0.03)           (0.04)           (0.09)           (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    --            (0.48)           (1.26)           (0.48)           (1.13)
=================================================================================================================================
    Total distributions                                 (0.07)           (0.51)           (1.30)           (0.57)           (1.26)
=================================================================================================================================
Net asset value, end of period                     $    16.22       $    23.35       $    27.30       $    33.50       $    26.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        (30.26)%         (12.53)%         (14.68)%          29.90%           32.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $1,519,525       $2,558,120       $2,746,161       $2,383,367       $1,221,384
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  0.85%(c)         0.85%            0.84%            0.76%            0.66%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                 0.24%(c)         0.24%            0.12%            0.20%            0.68%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    46%              40%              62%              62%             100%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $1,986,230,999.

                          AIM V.I. PREMIER EQUITY FUND


                                                                            SERIES II
                                                              -------------------------------------
                                                                                 SEPTEMBER 19, 2001
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2002                 2001
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 23.34                $21.00
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.00(a)               0.00(a)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (7.10)                 2.85
===================================================================================================
    Total from investment operations                              (7.10)                 2.85
===================================================================================================
Less distributions:
  Dividends from net investment income                            (0.07)                (0.03)
---------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --                 (0.48)
===================================================================================================
    Total distributions                                           (0.07)                (0.51)
===================================================================================================
Net asset value, end of period                                  $ 16.17                $23.34
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                  (30.44)%               13.66%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $10,834                $  687
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets                            1.10%(c)              1.10%(d)
===================================================================================================
Ratio of net investment income (loss) to average net assets       (0.01)%(c)            (0.01)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                              46%                   40%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total return for all periods shown.
(c)  Ratios are based on average daily net assets of $5,410,029.
(d)  Annualized.

                          AIM V.I. PREMIER EQUITY FUND

                                                                     APPENDIX II

FUND DATA                                                  AIM V.I. GROWTH FUND

================================================================================

PORTFOLIO COMPOSITION BY SECTOR

                                   [PIE CHART]

FINANCIALS                                 11.3%
CONSUMER DISCRETIONARY                     15.1%
HEALTH CARE                                23.3%
CASH & OTHER                               18.4%
INFORMATION TECHNOLOGY                     31.9%


TOTAL NUMBER OF HOLDINGS*                   102
TOTAL NET ASSETS                 $351.6 MILLION

================================================================================

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

SERIES I SHARES
 Inception (5/5/93)           4.95%
  10 Years                    4.56
   5 Years                   -8.81
   1 Year                    -0.92

SERIES II SHARES**
 10 Years                     4.30%
  5 Years                    -9.02
  1 Year                     -1.08

**Series II shares were first offered on 9/19/01. Returns prior to that are hypothetical results based on the performance of Series I shares from 6/30/03, adjusted to reflect Series II 12b-1 fees. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

================================================================================
================================================================================

FUND VS. INDEXES

Total Returns 12/31/02-6/30/03

SERIES I SHARES                                       13.89%

SERIES II SHARES                                      13.75

S&P 500 INDEX (Broad Market Index)                    11.75

RUSSELL 1000--Registered Trademark-- GROWTH INDEX     13.09
(Style-Specific Index)

LIPPER LARGE-CAP GROWTH FUND INDEX                    11.76
(Peer Group Index)

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

===================================================================================================
TOP 10 EQUITY HOLDINGS*                            TOP 10 INDUSTRIES*
---------------------------------------------------------------------------------------------------
  1. Microsoft Corp.                    3.4%       1. Pharmaceuticals                          9.0%

  2. Pfizer Inc.                        3.2        2. Systems Software                         6.9

  3. Amgen Inc.                         2.4        3. Semiconductors                           6.6

  4. Wyeth                              2.1        4. Health Care Equipment                    5.2

  5. Cisco Systems, Inc.                2.1        5. Biotechnology                            4.4

  6. Tyco International Ltd. (Bermuda)  2.1        6. Computer Hardware                        4.3

  7. Novellus Systems, Inc.             2.1        7. Communications Equipment                 3.7

  8. Goldman Sachs Group, Inc. (The)    2.0        8. Industrial Conglomerates                 3.6

  9. Aetna Inc.                         2.0        9. Data Processing & Outsourced Services    3.4

 10. Citigroup Inc.                     1.9       10. Managed Health Care                      3.2

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information provided is as of 6/30/03 and is based on total net assets.

o The fund's management team is composed of: James G. Birdsall, Monika H. Degan, and Lanny H. Sachnowitz.

o   AIM V.I. Growth Fund seeks to provide growth of capital.

o AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect sales charges, expenses and fees at the separate-account level. These sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o The unmanaged Lipper Large-Cap Growth Fund Index represents an average of the performance of the 30 largest large-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 1000--Registered Trademark-- Growth Index is a subset of the unmanaged Russell 1000--Registered Trademark-- Index, which represents the performance of the stocks of large-capitalization companies; the Growth subset measures the performance of Russell 1000 companies with higher price/book ratios and higher forecasted growth values.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

o In this report, industry classifications used are according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, aiminvestments.com.


                                                                     VIGRO-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2003
(Unaudited)

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.12%

ADVERTISING-1.02%

Omnicom Group Inc.                                50,000   $  3,585,000
=======================================================================

AEROSPACE & DEFENSE-0.54%

Lockheed Martin Corp.                             40,000      1,902,800
=======================================================================

AIRLINES-0.42%

Southwest Airlines Co.                            85,000      1,462,000
=======================================================================

APPAREL RETAIL-1.71%

Gap, Inc. (The)                                  230,500      4,324,180
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                              90,000      1,695,600
=======================================================================
                                                              6,019,780
=======================================================================

APPLICATION SOFTWARE-0.55%

Mercury Interactive Corp.(a)                      50,000      1,930,500
=======================================================================

BIOTECHNOLOGY-4.35%

Amgen Inc.(a)                                    125,000      8,305,000
-----------------------------------------------------------------------
Genentech, Inc.(a)                                20,000      1,442,400
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                         100,000      5,558,000
=======================================================================
                                                             15,305,400
=======================================================================

BREWERS-0.94%

Anheuser-Busch Cos., Inc.                         65,000      3,318,250
=======================================================================

BROADCASTING & CABLE TV-1.43%

Clear Channel Communications, Inc.(a)             55,000      2,331,450
-----------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)               85,000      2,711,500
=======================================================================
                                                              5,042,950
=======================================================================

CATALOG RETAIL-0.73%

InterActiveCorp.(a)                               65,000      2,572,050
=======================================================================

COMMUNICATIONS EQUIPMENT-3.68%

Cisco Systems, Inc.(a)                           450,000      7,510,500
-----------------------------------------------------------------------
Juniper Networks, Inc.(a)                        210,000      2,597,700
-----------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)              1,050,000      2,835,000
=======================================================================
                                                             12,943,200
=======================================================================

COMPUTER & ELECTRONICS RETAIL-1.06%

Best Buy Co., Inc.(a)                             85,000      3,733,200
=======================================================================

COMPUTER HARDWARE-4.32%

Dell Computer Corp.(a)                           200,000      6,392,000
-----------------------------------------------------------------------
Hewlett-Packard Co.                              125,000      2,662,500
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMPUTER HARDWARE-(CONTINUED)

International Business Machines Corp.             45,000   $  3,712,500
-----------------------------------------------------------------------
Sun Microsystems, Inc.(a)                        525,000      2,415,000
=======================================================================
                                                             15,182,000
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.77%

EMC Corp.(a)                                     260,000      2,722,200
=======================================================================

CONSUMER FINANCE-1.88%

American Express Co.                              85,000      3,553,850
-----------------------------------------------------------------------
SLM Corp.                                         78,000      3,055,260
=======================================================================
                                                              6,609,110
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.38%

Affiliated Computer Services, Inc.-Class A(a)     60,000      2,743,800
-----------------------------------------------------------------------
Concord EFS, Inc.(a)                             135,000      1,987,200
-----------------------------------------------------------------------
First Data Corp.                                  52,500      2,175,600
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   80,000      2,848,800
-----------------------------------------------------------------------
Paychex, Inc.                                     72,500      2,124,975
=======================================================================
                                                             11,880,375
=======================================================================

DIVERSIFIED BANKS-1.75%

Bank of America Corp.                             57,500      4,544,225
-----------------------------------------------------------------------
Wells Fargo & Co.                                 32,000      1,612,800
=======================================================================
                                                              6,157,025
=======================================================================

DIVERSIFIED CAPITAL MARKETS-1.12%

J.P. Morgan Chase & Co.                          115,000      3,930,700
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.50%

Apollo Group, Inc.-Class A(a)                     40,000      2,470,400
-----------------------------------------------------------------------
H&R Block, Inc.                                   65,000      2,811,250
=======================================================================
                                                              5,281,650
=======================================================================

DRUG RETAIL-0.86%

Walgreen Co.                                     100,000      3,010,000
=======================================================================

EMPLOYMENT SERVICES-0.50%

Robert Half International Inc.(a)                 92,500      1,751,950
=======================================================================

FOOTWEAR-0.50%

NIKE, Inc.-Class B                                32,500      1,738,425
=======================================================================

GENERAL MERCHANDISE STORES-1.47%

Family Dollar Stores, Inc.                        51,000      1,945,650
-----------------------------------------------------------------------
Target Corp.                                      85,000      3,216,400
=======================================================================
                                                              5,162,050
=======================================================================

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

HEALTH CARE EQUIPMENT-5.18%

Becton, Dickinson & Co.                          100,000   $  3,885,000
-----------------------------------------------------------------------
Boston Scientific Corp.(a)                        92,500      5,651,750
-----------------------------------------------------------------------
Guidant Corp.                                     80,000      3,551,200
-----------------------------------------------------------------------
Medtronic, Inc.                                   57,500      2,758,275
-----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          52,500      2,365,125
=======================================================================
                                                             18,211,350
=======================================================================

HEALTH CARE SERVICES-0.59%

Caremark Rx, Inc.(a)                              80,000      2,054,400
=======================================================================

HEALTH CARE SUPPLIES-1.04%

Alcon, Inc. (Switzerland)                         80,000      3,656,000
=======================================================================

HOME ENTERTAINMENT SOFTWARE-0.84%

Electronic Arts Inc.(a)(b)                        40,000      2,959,600
=======================================================================

HOME IMPROVEMENT RETAIL-1.12%

Home Depot, Inc. (The)                           118,500      3,924,720
=======================================================================

HOUSEHOLD PRODUCTS-2.23%

Colgate-Palmolive Co.                             45,000      2,607,750
-----------------------------------------------------------------------
Procter & Gamble Co. (The)                        58,500      5,217,030
=======================================================================
                                                              7,824,780
=======================================================================

HYPERMARKETS & SUPER CENTERS-0.50%

Wal-Mart Stores, Inc.                             33,000      1,771,110
=======================================================================

INDUSTRIAL CONGLOMERATES-3.61%

3M Co.                                            14,000      1,805,720
-----------------------------------------------------------------------
General Electric Co.                             120,000      3,441,600
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                392,500      7,449,650
=======================================================================
                                                             12,696,970
=======================================================================

INDUSTRIAL GASES-0.51%

Praxair, Inc.                                     30,000      1,803,000
=======================================================================

INDUSTRIAL MACHINERY-0.63%

Danaher Corp.                                     32,500      2,211,625
=======================================================================

INSURANCE BROKERS-0.48%

Willis Group Holdings Ltd. (Bermuda)              55,000      1,691,250
=======================================================================

INTERNET RETAIL-2.10%

Amazon.com, Inc.(a)                              118,500      4,324,065
-----------------------------------------------------------------------
eBay Inc.(a)                                      29,500      3,073,310
=======================================================================
                                                              7,397,375
=======================================================================

INTERNET SOFTWARE & SERVICES-1.21%

Yahoo! Inc.(a)                                   130,000      4,258,800
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.03%

Goldman Sachs Group, Inc. (The)                   85,000      7,118,750
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

IT CONSULTING & OTHER SERVICES-0.54%

Accenture Ltd.-Class A (Bermuda)(a)              105,000   $  1,899,450
=======================================================================

MANAGED HEALTH CARE-3.16%

Aetna Inc.                                       117,500      7,073,500
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           80,000      4,020,000
=======================================================================
                                                             11,093,500
=======================================================================

MOTORCYCLE MANUFACTURERS-0.45%

Harley-Davidson, Inc.                             40,000      1,594,400
=======================================================================

MOVIES & ENTERTAINMENT-1.24%

Viacom Inc.-Class B(a)                           100,000      4,366,000
=======================================================================

MULTI-LINE INSURANCE-0.82%

American International Group, Inc.                52,500      2,896,950
=======================================================================

OIL & GAS DRILLING-0.95%

ENSCO International Inc.                          65,000      1,748,500
-----------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              40,000      1,582,000
=======================================================================
                                                              3,330,500
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-0.54%

Schlumberger Ltd. (Netherlands)                   40,000      1,902,800
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.49%

Devon Energy Corp.                                32,500      1,735,500
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.93%

Citigroup Inc.                                   158,500      6,783,800
=======================================================================

PERSONAL PRODUCTS-0.45%

Gillette Co. (The)                                50,000      1,593,000
=======================================================================

PHARMACEUTICALS-8.97%

Allergan, Inc.                                    20,000      1,542,000
-----------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      52,500      2,874,375
-----------------------------------------------------------------------
Johnson & Johnson                                 91,500      4,730,550
-----------------------------------------------------------------------
Lilly (Eli) & Co.                                 52,500      3,620,925
-----------------------------------------------------------------------
Pfizer Inc.                                      330,000     11,269,500
-----------------------------------------------------------------------
Wyeth                                            165,000      7,515,750
=======================================================================
                                                             31,553,100
=======================================================================

RESTAURANTS-0.51%

Starbucks Corp.(a)                                72,500      1,777,700
=======================================================================

SEMICONDUCTOR EQUIPMENT-3.12%

Applied Materials, Inc.(a)                       230,000      3,647,800
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                        200,000      7,324,200
=======================================================================
                                                             10,972,000
=======================================================================

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

SEMICONDUCTORS-6.64%

Analog Devices, Inc.(a)                          170,000   $  5,919,400
-----------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         80,000      1,992,800
-----------------------------------------------------------------------
Intel Corp.                                      125,000      2,598,000
-----------------------------------------------------------------------
Linear Technology Corp.                          120,000      3,865,200
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                   80,000      2,735,200
-----------------------------------------------------------------------
Microchip Technology Inc.                         80,000      1,970,400
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                              260,000      2,620,800
-----------------------------------------------------------------------
Xilinx, Inc.(a)                                   65,000      1,645,150
=======================================================================
                                                             23,346,950
=======================================================================

SOFT DRINKS-0.76%

PepsiCo, Inc.                                     60,000      2,670,000
=======================================================================

SPECIALTY CHEMICALS-0.48%

Ecolab Inc.                                       66,500      1,702,400
=======================================================================

SPECIALTY STORES-1.76%

AutoZone, Inc.(a)                                 11,500        873,655
-----------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         90,000      3,492,900
-----------------------------------------------------------------------
Staples, Inc.(a)                                 100,000      1,835,000
=======================================================================
                                                              6,201,555
=======================================================================

SYSTEMS SOFTWARE-6.87%

Computer Associates International, Inc.          131,500      2,929,820
-----------------------------------------------------------------------
Microsoft Corp.                                  460,000     11,780,600
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
SYSTEMS SOFTWARE-(CONTINUED)

Oracle Corp.(a)                                  475,000   $  5,709,500
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                        130,000      3,727,100
=======================================================================
                                                             24,147,020
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.28%

Fannie Mae                                        66,500      4,484,760
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.61%

AT&T Wireless Services Inc.(a)                   400,000      3,284,000
-----------------------------------------------------------------------
Vodafone Group PLC-ADR (United Kingdom)          120,000      2,358,000
=======================================================================
                                                              5,642,000
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $294,844,603)                         348,513,730
=======================================================================

MONEY MARKET FUNDS-1.13%

STIC Liquid Assets Portfolio(c)                1,993,343      1,993,343
-----------------------------------------------------------------------
STIC Prime Portfolio(c)                        1,993,343      1,993,343
=======================================================================
    Total Money Market Funds (Cost
      $3,986,686)                                             3,986,686
=======================================================================
TOTAL INVESTMENTS-100.25% (Cost $298,831,289)               352,500,416
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.25%)                          (883,133)
=======================================================================
NET ASSETS-100.00%                                         $351,617,283
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1 section G and Note 6.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $298,831,289)                                 $ 352,500,416
-------------------------------------------------------------
Foreign currencies, at value (cost $157)                  170
-------------------------------------------------------------
Receivables for:
  Investments sold                                  3,504,817
-------------------------------------------------------------
  Fund shares sold                                    102,023
-------------------------------------------------------------
  Dividends                                           111,022
-------------------------------------------------------------
Investment for deferred compensation plan              43,618
-------------------------------------------------------------
Other assets                                            2,095
=============================================================
    Total assets                                  356,264,161
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             3,932,590
-------------------------------------------------------------
  Fund shares reacquired                              323,249
-------------------------------------------------------------
  Options written (premiums received $24,388)          69,500
-------------------------------------------------------------
  Deferred compensation plan                           43,618
-------------------------------------------------------------
Accrued administrative services fees                  163,922
-------------------------------------------------------------
Accrued distribution fees -- Series II                  2,550
-------------------------------------------------------------
Accrued trustees' fees                                     67
-------------------------------------------------------------
Accrued transfer agent fees                             6,186
-------------------------------------------------------------
Accrued operating expenses                            105,196
=============================================================
    Total liabilities                               4,646,878
=============================================================
Net assets applicable to shares outstanding     $ 351,617,283
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $ 778,903,356
-------------------------------------------------------------
Undistributed net investment income (loss)           (313,583)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts     (480,596,898)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                        53,624,408
=============================================================
                                                $ 351,617,283
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                        $ 346,980,717
_____________________________________________________________
=============================================================
Series II                                       $   4,636,566
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Series I                                           26,967,839
_____________________________________________________________
=============================================================
Series II                                             361,747
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                     $       12.87
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                     $       12.82
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $9,429)                                        $  1,264,360
-------------------------------------------------------------
Dividends from affiliated money market funds           30,006
-------------------------------------------------------------
Interest                                                  230
=============================================================
    Total investment income                         1,294,596
=============================================================

EXPENSES:

Advisory fees                                       1,096,496
-------------------------------------------------------------
Administrative services fees                          367,413
-------------------------------------------------------------
Custodian fees                                         18,766
-------------------------------------------------------------
Distribution fees -- Series II                          4,387
-------------------------------------------------------------
Transfer agent fees                                     1,033
-------------------------------------------------------------
Trustees' fees                                          5,660
-------------------------------------------------------------
Other                                                  49,048
=============================================================
    Total expenses                                  1,542,803
=============================================================
Less: Fees waived and expenses paid indirectly           (572)
=============================================================
    Net expenses                                    1,542,231
=============================================================
Net investment income (loss)                         (247,635)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (18,727,438)
-------------------------------------------------------------
  Option contracts written                           (221,312)
=============================================================
                                                  (18,948,750)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            63,389,390
-------------------------------------------------------------
  Foreign currencies                                      168
-------------------------------------------------------------
  Option contracts written                            (67,485)
=============================================================
                                                   63,322,073
=============================================================
Net gain from investment securities, foreign
  currencies and option contracts                  44,373,323
=============================================================
Net increase in net assets resulting from
  operations                                     $ 44,125,688
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2003 and the year ended December 31, 2002 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2003            2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (247,635)   $    (977,149)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                    (18,948,750)    (110,232,784)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   63,322,073      (72,796,739)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 44,125,688     (184,006,672)
===========================================================================================
Share transactions-net:
  Series I                                                     (57,877,329)     (56,986,625)
-------------------------------------------------------------------------------------------
  Series II                                                      1,377,023        2,733,286
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (56,500,306)     (54,253,339)
===========================================================================================
    Net increase (decrease) in net assets                      (12,374,618)    (238,260,011)
===========================================================================================

NET ASSETS:

  Beginning of period                                          363,991,901      602,251,912
===========================================================================================
  End of period                                               $351,617,283    $ 363,991,901
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the

                              AIM V.I. GROWTH FUND
     respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds in which the Fund has invested. For the six months ended June 30, 2003, AIM waived fees of $507.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2003, the Fund paid AIM $367,413 for such services of which AIM retained $44,615 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2003, AFS retained $15,597 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. Pursuant to the Plan for the six months ended June 30, 2003, the Series II shares paid $4,387.

    Certain officers and trustees of the Trust are officers of AIM, AFS and/or AIM Distributors.

    During the six months ended June 30, 2003, the Fund paid legal fees of $1,757 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4 and reductions in custodian fees of $61 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $65.

                              AIM V.I. GROWTH FUND

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended June 30, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the committed line of credit facility or the uncommitted unsecured revolving line of credit facility.

NOTE 6--CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended June 30, 2003 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of period                      250      $    66,748
-------------------------------------------------------------
Written                               11,213        1,842,330
-------------------------------------------------------------
Closed                                (8,763)      (1,527,392)
-------------------------------------------------------------
Exercised                             (2,600)        (357,298)
=============================================================
End of period                            100      $    24,388
_____________________________________________________________
=============================================================

Open call option contracts written at June 30, 2003 were as follows:

                                                                    JUNE 30,       UNREALIZED
                       CONTRACT   STRIKE   NUMBER OF   PREMIUMS       2003        APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   (DEPRECIATION)
-----------------------------------------------------------------------------------------------
Electronic Arts Inc.    Sep-03     $70        100      $24,388      $69,500         $(45,112)
_______________________________________________________________________________________________
===============================================================================================

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $  4,002,102
-----------------------------------------------------------
December 31, 2009                               325,071,012
-----------------------------------------------------------
December 31, 2010                               103,227,233
===========================================================
Total capital loss carryforward                $432,300,347
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2003 was $196,971,540 and $253,072,379, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                          $54,297,241
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (7,631,596)
============================================================
Net unrealized appreciation of investment
  securities                                     $46,665,645
____________________________________________________________
============================================================
Cost of investments for tax purposes is
  $305,834,771.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2003 and the year ended December 31, 2002 were as follows:

                            SIX MONTHS ENDED                  YEAR ENDED
                             JUNE 30, 2003                DECEMBER 31, 2002
                       --------------------------    ----------------------------
                         SHARES         AMOUNT         SHARES          AMOUNT
---------------------------------------------------------------------------------
Sold:
  Series I              2,547,783    $ 30,073,053      7,814,827    $ 106,412,883
---------------------------------------------------------------------------------
  Series II               244,262       2,867,144        533,384        6,154,426
=================================================================================
Reacquired:
  Series I             (7,551,853)    (87,950,382)   (12,601,423)    (163,399,508)
---------------------------------------------------------------------------------
  Series II              (124,979)     (1,490,121)      (327,826)      (3,421,140)
=================================================================================
                       (4,884,787)   $(56,500,306)    (4,581,038)   $ (54,253,339)
_________________________________________________________________________________
=================================================================================

                              AIM V.I. GROWTH FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                SERIES I
                                        -----------------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED                                  YEAR ENDED DECEMBER 31,
                                         JUNE 30,        ------------------------------------------------------------------------
                                           2003            2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $  11.30        $  16.37        $  24.81        $  32.25        $  24.80        $  19.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.01)          (0.03)(a)       (0.03)(a)        0.03            0.01(a)         0.08
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           1.58           (5.04)          (8.37)          (6.60)           8.63            6.57
=================================================================================================================================
    Total from investment operations         1.57           (5.07)          (8.40)          (6.57)           8.64            6.65
=================================================================================================================================
Less distributions:
  Dividends from net investment income         --              --           (0.04)          (0.00)          (0.06)          (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                      --              --              --           (0.87)          (1.13)          (1.59)
=================================================================================================================================
    Total distributions                        --              --           (0.04)          (0.87)          (1.19)          (1.68)
=================================================================================================================================
Net asset value, end of period           $  12.87        $  11.30        $  16.37        $  24.81        $  32.25        $  24.80
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                             13.89%         (30.97)%        (33.86)%        (20.49)%         35.24%          34.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $346,981        $361,259        $601,648        $879,182        $704,096        $371,915
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                     0.89%(c)        0.91%           0.88%           0.83%           0.73%           0.72%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (0.14)%(c)      (0.21)%         (0.17)%          0.11%           0.04%           0.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                     58%            195%            239%            162%            101%            133%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $344,155,659.
(d)  Not annualized for periods less than one year.

                              AIM V.I. GROWTH FUND


                                                                                     SERIES II
                                                              -------------------------------------------------------
                                                              SIX MONTHS                         SEPTEMBER 19, 2001
                                                                ENDED           YEAR ENDED     (DATE SALES COMMENCED)
                                                               JUNE 30,        DECEMBER 31,       TO DECEMBER 31,
                                                                 2003              2002                 2001
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.27           $ 16.36               $14.67
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)            (0.06)(a)            (0.02)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.57             (5.03)                1.75
=====================================================================================================================
    Total from investment operations                              1.55             (5.09)                1.73
=====================================================================================================================
Less dividends from net investment income                           --                --                (0.04)
=====================================================================================================================
Net asset value, end of period                                  $12.82           $ 11.27               $16.36
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  13.75%           (31.11)%              11.79%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $4,637           $ 2,733               $  604
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                           1.14%(c)          1.16%                1.17%(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.39)%(c)        (0.46)%              (0.46)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(e)                                          58%              195%                 239%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $3,538,526.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                              AIM V.I. GROWTH FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES       OFFICERS                        OFFICE OF THE FUND
                                                        11 Greenway Plaza
Frank S. Bayley         Robert H. Graham                Suite 100
                        Chairman and President          Houston, TX 77046
Bruce L. Crockett
                        Mark H. Williamson              INVESTMENT ADVISOR
Albert R. Dowden        Executive Vice President        A I M Advisors, Inc.
                                                        11 Greenway Plaza
Edward K. Dunn, Jr.     Kevin M. Carome                 Suite 100
                        Senior Vice President           Houston, TX 77046
Jack M. Fields
                        Gary T. Crum                    TRANSFER AGENT
Carl Frischling         Senior Vice President           A I M Fund Services, Inc.
                                                        P.O. Box 4739
Robert H. Graham        Dana R. Sutton                  Houston, TX 77210-4739
                        Vice President and Treasurer
Prema Mathai-Davis                                      CUSTODIAN
                        Robert G. Alley                 State Street Bank and Trust Company
Lewis F. Pennock        Vice President                  225 Franklin Street
                                                        Boston, MA 02110
Ruth H. Quigley         Stuart W. Coco
                        Vice President                  COUNSEL TO THE FUNDS
Louis S. Sklar                                          Foley & Lardner
                        Melville B. Cox                 3000 K N.W., Suite 500
Mark H. Williamson      Vice President                  Washington, D.C. 20007

                        Karen Dunn Kelley               COUNSEL TO THE TRUSTEES
                        Vice President                  Kramer, Levin, Naftalis & Frankel LLP
                                                        919 Third Avenue
                        Edgar M. Larsen                 New York, NY 10022
                        Vice President
                                                        DISTRIBUTOR
                        Nancy L. Martin                 A I M Distributors, Inc.
                        Secretary                       11 Greenway Plaza
                                                        Suite 100
                                                        Houston, TX 77046

                              AIM V.I. GROWTH FUND

                                                                    APPENDIX III



FUND DATA                                              AIM V.I. HIGH YIELD FUND

================================================================================

PORTFOLIO COMPOSITION BY BOND RATING*

                             [PIE CHART]

B                                  48.7%
CCC                                14.5%
CC                                  4.7%
Not-rated                           2.1%
Other                               3.2%
BBB                                 1.0%
BB                                 25.8%






TOTAL NUMBER OF HOLDINGS*           263
TOTAL NET ASSETS            $35 million

================================================================================

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

SERIES I SHARES
 Inception (5/1/98)             -2.92%
  5 Years                       -3.11
  1 Year                        17.41

SERIES II SHARES**
 Inception                      -3.13%
  5 Years                       -3.32
  1 Year                        17.44

**Series II shares were first offered on 3/26/02. Returns prior to that date are hypothetical results based on the performance of Series I shares (inception date 5/1/98), adjusted to reflect Series II 12b-1 fees. The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

================================================================================
================================================================================

FUND VS. INDEXES

Total Returns 12/31/02-6/30/03

SERIES I SHARES                     16.00%

SERIES II SHARES                    16.03

LEHMAN AGGREGATE BOND INDEX          3.93
(Broad Market Index)

LEHMAN HIGH YIELD INDEX             18.49
(Style-Specific Index)

LIPPER HIGH YIELD BOND FUND INDEX   15.74
(Peer Group Index)

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

Source: Lipper, Inc.

================================================================================

==============================================================================================================================
TOP 10 HOLDINGS*                                                   TOP 10 INDUSTRIES*
------------------------------------------------------------------------------------------------------------------------------
  1. Quest Capital Funding, Inc.                        2.0%       1. Broadcasting & Cable TV                            14.3%

  2. Williams Cos., Inc. (The)                          2.0        2. Multi-Utilities & Unregulated Power                 6.5

  3. Cablevision Systems New York Group                 1.8        3. Wireless Telecommunication Services                 5.8

  4. Charter Communications Holdings, LLC/Charter
     Communications Holdings Capital Corp.              1.7        4. Hotels, Resorts & Cruise Lines                      4.6

  5. Dobson Communications Corp.                        1.5        5. Oil & Gas Refining & Marketing & Transportation     4.4

  6. Rite Aid Corp.                                     1.4        6. Electric Utilities                                  3.7

  7. Pegasus Communications Corp.                       1.1        7. Integrated Telecommunications Services              3.1

  8. AMC Entertainment Inc.                             1.1        8. Metal & Glass Containers                            2.8

  9. Adelphia Communications Corp.                      1.1        9. Diversified Chemicals                               2.4

 10. Northwest Airlines Inc.                            1.0       10. Airlines                                            2.3

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==============================================================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information provided is as of 6/30/03 and is based on total net assets.

o   The fund's management team is composed of: Peter Ehert and Carolyn L. Gibbs.

o   AIM V.I. High Yield Fund seeks to provide a high level of current income.

o AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect sales charges, expenses and fees at the separate-account level. These sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, for which the repayment of principal is guaranteed by the government if held to maturity).

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

o The unmanaged Lehman High Yield Index, which represents the performance of high-yield debt securities, is compiled by Lehman Brothers, a global investment bank.

o The unmanaged Lipper High Yield Bond Fund Index represents an average of the 30 largest high-yield bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges; performance of an index of funds reflects fund expenses; performance of a market index does not.

o In this report, industry classifications used are according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, aiminvestments.com.


                                                                     VIHYI-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2003
(Unaudited)

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
BONDS & NOTES-92.00%

ADVERTISING-0.19%

RH Donnelley Finance Corp. I, Sr. Notes,
  8.88%, 12/15/10 (Acquired 11/26/02; Cost
  $60,000)(a)                                  $ 60,000    $    66,300
======================================================================

AEROSPACE & DEFENSE-1.29%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                        95,000        103,075
----------------------------------------------------------------------
Hexcel Corp., Sr. Unsec. Sub. Notes, 9.75%,
  01/15/09                                      350,000        350,000
======================================================================
                                                               453,075
======================================================================

AIRLINES-2.25%

Air Canada (Canada), Sr. Unsec. Global Notes,
  10.25%, 03/15/11(b)                           195,000         88,725
----------------------------------------------------------------------
Delta Air Lines, Inc.,
  Series C, Medium Term Notes, 6.65%,
  03/15/04                                       60,000         58,200
----------------------------------------------------------------------
  Unsec. Notes, 7.90%, 12/15/09                 340,000        275,400
----------------------------------------------------------------------
Northwest Airlines Inc.,
  Sr. Unsec. Gtd. Notes, 8.88%, 06/01/06        160,000        131,200
----------------------------------------------------------------------
  Unsec. Gtd. Unsub. Notes, 8.52%, 04/07/04     245,000        233,975
======================================================================
                                                               787,500
======================================================================

ALTERNATIVE CARRIERS-0.28%

LCI International, Inc. Sr. Notes,
  7.25%, 06/15/07                               125,000         98,125
======================================================================

APPAREL RETAIL-0.83%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                              161,000        169,855
----------------------------------------------------------------------
Mothers Work, Inc., Sr. Unsec. Gtd. Notes,
  11.25%, 08/01/10                              110,000        120,450
======================================================================
                                                               290,305
======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.02%

Perry Ellis International Inc.-Series B,
  Sr. Sec. Notes, 9.50%, 03/15/09                40,000         41,800
----------------------------------------------------------------------
Phillips-Van Heusen Corp., Sr. Notes, 8.13%,
  05/01/13 (Acquired 04/30/03; Cost
  $45,000)(a)                                    45,000         46,350
----------------------------------------------------------------------
Russell Corp., Sr. Unsec. Gtd. Global Notes,
  9.25%, 05/01/10                               105,000        115,500
----------------------------------------------------------------------
Warnaco Inc., Sr. Notes, 8.88%, 06/15/13
  (Acquired 06/05/03; Cost $60,000)(a)(c)        60,000         63,000
----------------------------------------------------------------------
William Carter Co. (The)-Series B, Sr. Unsec.
  Gtd. Sub. Global Notes, 10.88%, 08/15/11       80,000         90,700
======================================================================
                                                               357,350
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.51%

Dura Operating Corp.-Series B, Sr. Unsec.
  Gtd. Global Notes, 8.63%, 04/15/12           $ 10,000    $    10,375
----------------------------------------------------------------------
Tenneco Automotive Inc., Sr. Sec. Second Lien
  Notes, 10.25%, 07/15/13 (Acquired 06/10/03;
  Cost $80,000)(a)(c)                            80,000         81,400
----------------------------------------------------------------------
TRW Automotive Inc., Sr. Notes, 9.38%,
  02/15/13 (Acquired 02/06/03; Cost
  $80,000)(a)                                    80,000         87,600
======================================================================
                                                               179,375
======================================================================

AUTOMOBILE MANUFACTURERS-0.75%

General Motors Corp., Sr. Unsec. Global
  Notes, 7.13%, 07/15/13                        260,000        261,466
======================================================================

BROADCASTING & CABLE TV-12.45%

Adelphia Communications Corp.,
  Series B, Sr. Unsec. Notes, 9.88%,
  03/01/07(b)                                   140,000         87,850
----------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10(b)         470,000        294,925
----------------------------------------------------------------------
Allbritton Communications Co.,
  Sr. Sub. Notes, 7.75%, 12/15/12 (Acquired
  01/28/03; Cost $88,475)(a)                     90,000         94,950
----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 7.75%,
  12/15/12                                      115,000        121,325
----------------------------------------------------------------------
Avalon Cable LLC, Sr. Disc. Notes, 11.88%,
  12/01/08(d)                                    45,000         43,650
----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Sub. Disc. Notes,
  9.92%, 04/01/11(d)                            535,000        355,775
----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes,
  11.13%, 01/15/11                              295,000        230,100
----------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Disc. Yankee Deb., 11.20%,
  11/15/07(d)                                   255,000        250,537
----------------------------------------------------------------------
DirecTV Holdings LLC, Sr. Notes, 8.38%,
  03/15/13 (Acquired 02/25/03; Cost
  $140,000)(a)                                  140,000        157,150
----------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sub. Notes,
  9.38%, 12/01/05                                70,000         69,650
----------------------------------------------------------------------
  10.38%, 05/15/05                               45,000         45,281
----------------------------------------------------------------------
Insight Midwest, L.P./Insight Capital Inc.,
  Sr. Unsec. Global Notes, 10.50%, 11/01/10     190,000        209,950
----------------------------------------------------------------------
Knology, Inc., Sr. Unsec. PIK Notes, 12.00%,
  11/30/09 (Acquired 04/26/00-05/15/03; Cost
  $169,568)(a)                                  102,032         80,860
----------------------------------------------------------------------
LBI Media Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.13%, 07/15/12                       140,000        154,000
----------------------------------------------------------------------
Mediacomm LLC/Mediacomm Capital Corp., Sr.
  Unsec. Notes, 9.50%, 01/15/13                 240,000        256,800
----------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                   85,000         96,050
----------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                        435,000        402,375
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Pegasus Media & Communications Inc.-Series B,
  Sr. Sub. Notes, 12.50%, 07/01/05             $350,000    $   351,750
----------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Global Notes, 8.88%, 07/01/11            200,000        221,500
----------------------------------------------------------------------
Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Global Notes, 9.00%,
  07/01/11                                      190,000        205,200
----------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 9.63%, 11/01/09       165,000        175,725
----------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Series B, Sr. Unsec. Yankee
  Notes, 11.25%, 02/01/10(b)                    210,000         45,937
----------------------------------------------------------------------
  11.50%, 02/01/10(b)                           150,000         32,812
----------------------------------------------------------------------
XM Satellite Radio Inc.,
  Sr. Sec. Disc. Notes, 14.00%, 12/31/09(d)     160,000        116,000
----------------------------------------------------------------------
  Sr. Sec. Notes, 12.00%, 06/15/10 (Acquired
  06/20/03; Cost $119,100)(a)(c)                120,000        119,400
----------------------------------------------------------------------
Young Broadcasting Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes,
  8.75%, 06/15/07                               110,000        111,925
----------------------------------------------------------------------
  9.00%, 01/15/06                                30,000         30,375
======================================================================
                                                             4,361,852
======================================================================

BUILDING PRODUCTS-0.50%

Associated Materials Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.75%, 04/15/12             40,000         43,800
----------------------------------------------------------------------
Building Materials Corp., Sr. Unsec. Gtd.
  Notes, 8.00%, 12/01/08                        140,000        130,200
======================================================================
                                                               174,000
======================================================================

CASINOS & GAMING-1.02%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.75%, 02/15/09                 60,000         68,400
----------------------------------------------------------------------
Herbst Gaming, Inc.-Series B, Sr. Sec. Global
  Notes, 10.75%, 09/01/08                       150,000        168,000
----------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Global Notes, 8.00%, 04/01/12        40,000         43,300
----------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10        70,000         79,450
======================================================================
                                                               359,150
======================================================================

COMMODITY CHEMICALS-0.32%

ISP Chemco Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Global Notes, 10.25%, 07/01/11            45,000         49,950
----------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Notes,
  8.75%, 08/15/12                                55,000         61,737
======================================================================
                                                               111,687
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.45%

Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05               $ 31,000    $    31,775
----------------------------------------------------------------------
Nortel Network Ltd. (Canada),
  Sr. Global Notes, 6.13%, 02/15/06              45,000         43,875
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Conv. Global Notes, 4.25%,
  09/01/08                                       95,000         80,512
======================================================================
                                                               156,162
======================================================================

CONSTRUCTION & ENGINEERING-0.34%

Schuff Steel Co., Sr. Unsec. Gtd. Notes,
  10.50%, 06/01/08                              150,000        120,750
======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.59%

Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11                        190,000        205,200
======================================================================

CONSTRUCTION MATERIALS-0.43%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                       215,000        151,575
======================================================================

DEPARTMENT STORES-0.89%

JC Penney Co. Inc.,
  Sr. Unsec. Notes, 8.00%, 03/01/10             120,000        126,600
----------------------------------------------------------------------
  Unsec. Notes, 7.60%, 04/01/07                 175,000        183,750
======================================================================
                                                               310,350
======================================================================

DISTILLERS & VINTNERS-0.43%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12       140,000        151,900
======================================================================

DIVERSIFIED CHEMICALS-2.40%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                              260,000        268,450
----------------------------------------------------------------------
FMC Corp., Sr. Sec. Global Notes, 10.25%,
  11/01/09                                      150,000        170,250
----------------------------------------------------------------------
Huntsman International LLC,
  Sr. Notes, 9.88%, 03/01/09 (Acquired
  04/03/03; Cost $21,050)(a)                     20,000         21,000
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 9.88%,
  03/01/09                                      210,000        220,500
----------------------------------------------------------------------
Pliant Corp., Sr. Sec. Second Lien Notes,
  11.13%, 09/01/09 (Acquired 05/22/03; Cost
  $150,000)(a)(c)                               150,000        160,125
======================================================================
                                                               840,325
======================================================================

DIVERSIFIED METALS & MINING-0.28%

Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 03/18/03-06/04/03; Cost
  $95,244)(a)                                   100,000         96,500
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

DRUG RETAIL-1.40%

Rite Aid Corp.,
  Sr. Notes, 9.25%, 06/01/13 (Acquired
  05/13/03-06/10/03; Cost $270,339)(a)         $275,000    $   273,625
----------------------------------------------------------------------
  Sr. Sec. Second Lien Notes, 9.50%, 02/15/11
  (Acquired 02/05/03; Cost $50,000)(a)           50,000         54,375
----------------------------------------------------------------------
  Sr. Sec. Second Lien Notes, 8.13%, 05/01/10
  (Acquired 04/15/03; Cost $44,410)(a)           45,000         47,250
----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 7.13%, 01/15/07      115,000        114,425
======================================================================
                                                               489,675
======================================================================

ELECTRIC UTILITIES-3.69%

CMS Energy Corp.,
  Sr. Unsec. Notes, 7.63%, 11/15/04              45,000         45,900
----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08      115,000        121,325
----------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Unsec. Unsub.
  Notes,
  8.13%, 03/15/05                               265,000        258,375
----------------------------------------------------------------------
  8.75%, 02/15/12                                45,000         42,300
----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08                       310,000        212,350
----------------------------------------------------------------------
Orion Power Holdings, Inc., Sr. Unsec. Global
  Notes, 12.00%, 05/01/10                        65,000         75,400
----------------------------------------------------------------------
PG&E Corp., Sr. Sec. Notes, 6.88%, 07/15/08
  (Acquired 06/27/03; Cost $175,000)(a)(c)      175,000        175,787
----------------------------------------------------------------------
TECO Energy, Inc., Sr. Notes, 7.50%, 06/15/10   350,000        362,250
======================================================================
                                                             1,293,687
======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.75%

Midwest Generation LLC-Series B, Global
  Asset-Backed Pass Through Ctfs., 8.56%,
  01/02/16                                      190,000        187,150
----------------------------------------------------------------------
Thomas & Betts Corp., Sr. Unsec. Notes,
  7.25%, 06/01/13                                75,000         76,312
======================================================================
                                                               263,462
======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.77%

Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                      125,000        138,125
----------------------------------------------------------------------
Sanmina-SCI Corp., Sr. Sec. Notes, 10.38%,
  01/15/10 (Acquired 12/18/02; Cost
  $120,000)(a)                                  120,000        133,500
======================================================================
                                                               271,625
======================================================================

EMPLOYMENT SERVICES-0.17%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                        90,000         58,950
======================================================================

ENVIRONMENTAL SERVICES-0.46%

Allied Waste North America Inc.-Series B, Sr.
  Sec. Gtd. Sub. Global Notes, 8.50%,
  12/01/08                                      150,000        162,375
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

FOOD RETAIL-0.47%

Ahold Finance USA Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10                $120,000    $   123,600
----------------------------------------------------------------------
Ahold Lease USA, Inc.-Series 2001, Class A-1,
  Gtd. Disc. Asset-Backed Pass Through Cfts.,
  7.82%, 01/02/20(d)                             45,000         42,750
======================================================================
                                                               166,350
======================================================================

FOREST PRODUCTS-1.76%

Georgia-Pacific Corp.,
  Sr. Notes, 7.38%, 07/15/08
  (Acquired 05/21/03; Cost $100,000)(a)(c)      100,000        102,250
----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.88%, 02/01/10 (Acquired
  01/23/03; Cost $124,200)(a)                   125,000        135,625
----------------------------------------------------------------------
Louisiana-Pacific Corp., Sr. Unsec. Sub.
  Notes, 10.88%, 11/15/08                       100,000        114,000
----------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08      250,000        263,750
======================================================================
                                                               615,625
======================================================================

GAS UTILITIES-0.30%

SEMCO Energy, Inc., Sr. Notes,
  7.13%, 05/15/08 (Acquired 05/14/03; Cost
  $75,000)(a)(c)                                 75,000         78,375
----------------------------------------------------------------------
  7.75%, 05/15/13 (Acquired 05/14/03; Cost
  $25,000)(a)(c)                                 25,000         26,625
======================================================================
                                                               105,000
======================================================================

GENERAL MERCHANDISE STORES-0.62%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                       210,000        218,400
======================================================================

HEALTH CARE DISTRIBUTORS-0.22%

AmerisourceBergen Corp., Sr. Unsec. Gtd.
  Global Notes, 7.25%, 11/15/12                  70,000         76,475
======================================================================

HEALTH CARE EQUIPMENT-1.26%

Medex, Inc., Sr. Sub. Notes, 8.88%, 05/15/13
  (Acquired 05/14/03-06/26/03; Cost
  $201,600)(a)(c)                               195,000        203,775
----------------------------------------------------------------------
Medquest Inc.-Series B, Sr. Unsec. Sub.
  Global Notes, 11.88%, 08/15/12                 70,000         74,200
----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                               150,000        165,000
======================================================================
                                                               442,975
======================================================================

HEALTH CARE FACILITIES-2.05%

Hanger Orthopedic Group, Inc.,
  Sr. Gtd. Sub. Notes, 11.25%, 06/15/09         250,000        275,000
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.38%,
  02/15/09                                       50,000         55,500
----------------------------------------------------------------------
Province Healthcare Co., Sr. Sub. Notes,
  7.50%, 06/01/13                                50,000         50,000
----------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Global
  Notes, 9.50%, 06/15/09                         35,000         38,325
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Global Notes, 8.75%, 05/01/09           $ 75,000    $    81,375
----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11                                      200,000        217,000
======================================================================
                                                               717,200
======================================================================

HEALTH CARE SUPPLIES-1.08%

DJ Orthopedics LLC/DJ Orthopedics Capital
  Corp., Sr. Unsec. Gtd. Sub. Notes, 12.63%,
  06/15/09                                      165,000        177,375
----------------------------------------------------------------------
Fisher Scientific International Inc.,
  Sr. Sub. Global Notes, 8.13%, 05/01/12
  (Acquired 01/09/03; Cost $98,800)(a)           95,000        103,075
----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes,
  8.13%, 05/01/12                                90,000         97,650
======================================================================
                                                               378,100
======================================================================

HOME FURNISHINGS-0.68%

Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
  Notes, 9.88%, 12/15/07                        240,000        238,800
======================================================================

HOMEBUILDING-1.86%

Beazer Homes USA, Inc., Sr. Unsec. Gtd.
  Global Notes 8.38%, 04/15/12                   80,000         88,800
----------------------------------------------------------------------
D.R. Horton, Inc., Sr. Notes, 5.88%, 07/01/13   115,000        113,275
----------------------------------------------------------------------
KB HOME, Sr. Sub. Notes, 7.75%, 02/01/10        115,000        124,775
----------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10                 125,000        134,375
----------------------------------------------------------------------
WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 02/15/11                170,000        188,700
======================================================================
                                                               649,925
======================================================================

HOTELS, RESORTS & CRUISE LINES-4.56%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                      100,000        109,750
----------------------------------------------------------------------
Host Marriott Corp., Sr. Sec. Gtd. Notes,
  7.88%, 08/01/08                               210,000        214,725
----------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Gtd.
  Global Notes, 10.50%, 02/01/10                255,000        276,675
----------------------------------------------------------------------
John Q. Hammons Hotels, Inc., Sr. First
  Mortgage Global Notes, 8.88%, 05/15/12         40,000         42,450
----------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  08/15/11                                      125,000        136,250
----------------------------------------------------------------------
La Quinta Properties, Sr. Notes, 8.88%,
  03/15/11 (Acquired 03/14/03; Cost
  $120,000)(a)                                  120,000        130,200
----------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11                 205,000        201,412
----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Notes, 8.00%, 05/15/10              70,000         72,625
----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11                                      200,000        211,000
----------------------------------------------------------------------
Starwood Hotels Resorts, Sr. Gtd. Global
  Notes, 7.88%, 05/01/12                        185,000        203,500
======================================================================
                                                             1,598,587
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

HOUSEHOLD APPLIANCES-0.23%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                             $ 80,000    $    80,800
======================================================================

INDUSTRIAL CONGLOMERATES-0.38%

Tyco International Group S.A. (Luxembourg)
  Series A, Sr. Gtd. Conv. Putable Notes,
  2.75%, 01/15/08 (Acquired 01/07/03; Cost
  $59,000)(a)(c)                                 59,000         63,868
----------------------------------------------------------------------
  Series B, Sr. Gtd. Conv. Putable Notes,
  3.13%, 01/15/15 (Acquired 01/07/03; Cost
  $64,000)(a)(c)                                 64,000         70,400
======================================================================
                                                               134,268
======================================================================

INDUSTRIAL MACHINERY-1.05%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                               17,000         19,975
----------------------------------------------------------------------
Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                      210,000        215,250
----------------------------------------------------------------------
Dresser, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.38%, 04/15/11                         30,000         31,200
----------------------------------------------------------------------
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12            90,000        101,025
======================================================================
                                                               367,450
======================================================================

INTEGRATED OIL & GAS-1.91%

El Paso CGP Co.,
  Sr. Unsec. Notes, 6.20%, 05/15/04             110,000        108,900
----------------------------------------------------------------------
  Unsec. Deb., 9.75%, 08/01/03                   45,000         45,225
----------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/10                 120,000        112,800
----------------------------------------------------------------------
PDVSA Finance Ltd. (Cayman Islands), Global
  Notes, 8.50%, 11/16/12                        230,000        215,050
----------------------------------------------------------------------
Petrobras International Finance Co., Global
  Notes, 9.13%, 07/02/13                        185,000        185,000
======================================================================
                                                               666,975
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.08%

Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      150,000        147,750
----------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                       195,000        219,375
----------------------------------------------------------------------
Qwest Capital Funding, Inc., Unsec. Gtd.
  Global Notes,
  5.88%, 08/03/04                               160,000        154,400
----------------------------------------------------------------------
  7.00%, 08/03/09                               265,000        220,613
----------------------------------------------------------------------
  7.25%, 02/15/11                               410,000        337,225
======================================================================
                                                             1,079,363
======================================================================

IT CONSULTING & OTHER SERVICES-0.29%

Digitalnet Inc., Sr. Notes, 9.00%, 07/15/10
  (Acquired 06/27/03; Cost $100,000)(a)(c)      100,000        100,750
======================================================================

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

LEISURE FACILITIES-1.01%

Six Flags, Inc., Sr. Unsec. Notes, 9.75%,
  06/15/07                                     $140,000    $   139,300
----------------------------------------------------------------------
Town Sports International, Inc., Sr. Notes,
  9.63%, 04/15/11 (Acquired 04/10/03; Cost
  $55,000)(a)                                    55,000         58,300
----------------------------------------------------------------------
Universal City Development, Sr. Notes,
  11.75%, 04/01/10 (Acquired 03/21/03; Cost
  $69,184)(a)                                    70,000         77,525
----------------------------------------------------------------------
Worldspan L.P./WS Financing Corp., Sr. Notes,
  9.63%, 06/15/11 (Acquired 06/24/03; Cost
  $75,000)(a)(c)                                 75,000         78,000
======================================================================
                                                               353,125
======================================================================

LIFE & HEALTH INSURANCE-0.15%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $49,408)(a)           50,000         51,615
======================================================================

MARINE-0.86%

General Maritime Corp. (Republic of Marshall
  Islands), Sr. Notes, 10.00%, 03/15/13
  (Acquired 03/17/03-03/21/03; Cost
  $119,549)(a)                                  120,000        132,600
----------------------------------------------------------------------
Overseas Shipholding Group, Inc., Sr. Unsec.
  Notes, 8.25%, 03/15/13 (Acquired
  03/04/03-06/10/03; Cost $126,612)(a)          125,000        130,625
----------------------------------------------------------------------
Stena A.B. (Sweden), Sr. Unsec. Global Notes,
  9.63%, 12/01/12                                35,000         38,588
======================================================================
                                                               301,813
======================================================================

METAL & GLASS CONTAINERS-2.81%

AEP Industries Inc., Sr. Unsec. Sub. Notes,
  9.88%, 11/15/07                                65,000         61,100
----------------------------------------------------------------------
Anchor Glass Container Corp., Sr. Sec. Notes,
  11.00%, 02/15/13 (Acquired 01/31/03;
  $120,000)(a)                                  120,000        131,700
----------------------------------------------------------------------
Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Notes, 9.50%, 03/01/11
  (Acquired 02/11/03; Cost $120,000)(a)(c)      120,000        130,800
----------------------------------------------------------------------
Greif Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12                        150,000        162,000
----------------------------------------------------------------------
Jarden Corp.,
  Sr. Sec. Gtd. Sub. Notes, 9.75%, 05/01/12      25,000         27,125
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes, 9.75%,
  05/01/12                                       35,000         37,713
----------------------------------------------------------------------
Owens-Brockway,
  Sr. Sec. Gtd. Global Notes, 8.75%, 11/15/12   100,000        109,500
----------------------------------------------------------------------
  Sr. Sec. Notes, 7.75%, 05/15/11 (Acquired
  04/29/03; Cost $45,000)(a)                     45,000         47,588
----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.25%, 05/15/13 (Acquired
  04/29/03; Cost $70,000)(a)                     70,000         73,150
----------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%,
  05/15/10                                      110,000        107,250
----------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11                 85,000         92,225
----------------------------------------------------------------------
Stone Container Corp., Sr. Unsec. Global
  Notes, 8.38%, 07/01/12                          5,000          5,400
======================================================================
                                                               985,551
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

MOVIES & ENTERTAINMENT-1.91%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                       $380,000    $   396,150
----------------------------------------------------------------------
Imax Corp. (Canada), Sr. Unsec. Yankee Notes,
  7.88%, 12/01/05                               275,000        273,625
======================================================================
                                                               669,775
======================================================================

MULTI-UTILITIES & UNREGULATED POWER-5.95%

AES Corp. (The),
  Sr. Sec. Notes, 8.75%, 05/15/13 (Acquired
  05/01/03; Cost $60,000)(a)(c)                  60,000         63,450
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.50%, 11/01/07        140,000        135,100
----------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                               137,905        145,145
----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08        165,000        129,938
----------------------------------------------------------------------
Gemstone Investors Ltd., Sr. Unsec. Gtd.
  Notes, 7.71%, 10/31/04 (Acquired
  02/27/03-05/15/03; Cost $257,750)(a)          275,000        275,000
----------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06(d)                     205,000        160,925
----------------------------------------------------------------------
Reliant Resources, Inc., Sr. Sec. Notes,
  9.25%, 07/15/10 (Acquired 06/26/03; Cost
  $130,000)(a)(c)                               130,000        132,925
----------------------------------------------------------------------
  9.50%, 07/15/13 (Acquired 06/26/03; Cost
  $130,000)(a)                                  130,000        131,463
----------------------------------------------------------------------
Sierra Pacific Resources, Sr. Unsec. Unsub.
  Notes, 8.75%, 05/15/05                        115,000        117,875
----------------------------------------------------------------------
Southern Natural Gas, Sr. Notes, 8.88%,
  03/15/10 (Acquired 02/28/03; Cost
  $34,551)(a)                                    35,000         38,588
----------------------------------------------------------------------
Transcontinental Gas Pipe Line, Notes, 6.13%,
  01/15/05                                       70,000         70,700
----------------------------------------------------------------------
Williams Cos., Inc. (The),
  Notes, 7.13%, 09/01/11                        480,000        470,400
----------------------------------------------------------------------
  Sr. Notes, 8.63%, 06/01/10                    115,000        120,750
----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 9.25%,
  03/15/04                                       90,000         92,475
======================================================================
                                                             2,084,734
======================================================================

OFFICE ELECTRONICS-0.23%

IOS Capital, Inc., Sr. Unsec. Notes, 7.25%,
  06/30/08                                       80,000         79,675
======================================================================

OFFICE SERVICES & SUPPLIES-0.12%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09              55,000         42,625
======================================================================

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-1.01%

Grant Prideco Escrow Corp., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 12/15/09                $ 50,000    $    56,000
----------------------------------------------------------------------
Offshore Logistics, Inc., Sr. Unsec. Gtd.
  Notes, 6.13%, 06/15/13 (Acquired 06/17/03;
  Cost $80,000)(a)(c)                            80,000         80,800
----------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11                               200,000        216,000
======================================================================
                                                               352,800
======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.76%

Chesapeake Energy Corp.,
  Sr. Unsec. Gtd. Global Notes, 7.75%,
  01/15/15                                       60,000         64,500
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 8.38%, 11/01/08         50,000         54,250
----------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                        65,000         71,175
----------------------------------------------------------------------
Westport Resources Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.25%, 11/01/11             70,000         76,650
======================================================================
                                                               266,575
======================================================================

OIL & GAS REFINING & MARKETING &
  TRANSPORTATION-4.44%

Citgo Petroleum Corp., Sr. Notes, 11.38%,
  02/01/11 (Acquired 02/20/03; Cost
  $193,791)(a)                                  195,000        219,375
----------------------------------------------------------------------
Clark Refining & Marketing, Inc., Sr. Unsec.
  Notes, 8.63%, 08/15/08                        100,000        103,500
----------------------------------------------------------------------
El Paso Energy Partners, L.P.-Series B, Sr.
  Unsec. Gtd. Sub. Global Notes, 8.50%,
  06/01/11                                      330,000        355,575
----------------------------------------------------------------------
El Paso Natural Gas Co., Unsec. Unsub. Notes,
  6.75%, 11/15/03                               150,000        151,125
----------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Notes, 7.75%, 06/01/13 (Acquired
  05/20/03; Cost $250,000)(a)(c)                250,000        252,500
----------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Sub. Notes,
  11.75%, 11/15/09                              200,000        221,000
----------------------------------------------------------------------
GulfTerra Energy Partners, L.P., Sr. Unsec.
  Notes, 6.25%, 06/01/10 (Acquired 06/26/03;
  Cost $130,000)(a)(c)                          130,000        130,650
----------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 9.25%, 02/01/10                  50,000         54,750
----------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                   60,000         65,700
======================================================================
                                                             1,554,175
======================================================================

PACKAGED FOODS & MEATS-0.63%

Dole Food Co., Inc.,
  Sr. Notes, 7.25%, 06/15/10 (Acquired
  05/14/03-05/15/03; Cost $49,781)(a)            50,000         50,250
----------------------------------------------------------------------
  Sr. Notes, 8.88%, 03/15/11 (Acquired
  03/20/03; Cost $102,500)(a)                   100,000        106,500
----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.63%, 05/01/09       60,000         63,900
======================================================================
                                                               220,650
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------


PAPER PACKAGING-1.50%

Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12                             $220,000    $   239,800
----------------------------------------------------------------------
Graphic Packaging Corp., Unsec. Gtd. Sub.
  Global Notes, 8.63%, 02/15/12                 125,000        130,000
----------------------------------------------------------------------
Jefferson Smurfit Corp., Sr. Notes, 7.50%,
  06/01/13 (Acquired 05/16/03; Cost
  $150,000)(a)(c)                               150,000        154,500
======================================================================
                                                               524,300
======================================================================

PAPER PRODUCTS-0.74%

Bowater Inc., Sr. Notes, 6.50%, 06/15/13
  (Acquired 06/16/03; Cost $159,376)(a)(c)      160,000        153,696
----------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Notes, 7.25%,
  02/15/13 (Acquired 01/31/03; Cost
  $100,000)(a)                                  100,000        106,000
======================================================================
                                                               259,696
======================================================================

PERSONAL PRODUCTS-0.99%

Elizabeth Arden, Inc., Sr. Sec. Global Notes,
  11.75%, 02/01/11                              165,000        185,625
----------------------------------------------------------------------
Herbalife International Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 11.75%, 07/15/10           140,000        159,600
======================================================================
                                                               345,225
======================================================================

PHARMACEUTICALS-1.53%

aaiPharma Inc., Sr. Sub. Unsec. Gtd. Global
  Notes, 11.00%, 04/01/10                       320,000        353,600
----------------------------------------------------------------------
Biovail Corp. (Canada), Sr. Sub. Yankee
  Notes, 7.88%, 04/01/10                        170,000        182,750
======================================================================
                                                               536,350
======================================================================

PUBLISHING-0.47%

PRIMEDIA Inc., Sr. Notes, 8.00%, 05/15/13
  (Acquired 05/08/03; Cost $159,963)(a)         160,000        165,600
======================================================================

RAILROADS-1.53%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08                 210,000        235,725
----------------------------------------------------------------------
RailAmerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10              85,000         94,775
----------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Disc. Yankee Deb., 11.75%, 06/15/09(d)        200,000        204,000
======================================================================
                                                               534,500
======================================================================

REAL ESTATE INVESTMENT TRUSTS-1.00%

Host Marriott L.P.-Series G, Sr. Gtd. Global
  Notes, 9.25%, 10/01/07                        175,000        189,875
----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                               145,000        160,225
======================================================================
                                                               350,100
======================================================================

REGIONAL BANKS-0.61%

Western Financial Bank, Unsec. Sub. Deb.,
  8.88%, 08/01/07                                30,000         31,050
----------------------------------------------------------------------
  9.63%, 05/15/12                               170,000        184,450
======================================================================
                                                               215,500
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-0.20%

Amkor Technology Inc., Sr. Notes, 7.75%,
  05/15/13 (Acquired 05/01/03; Cost
  $75,125)(a)                                  $ 75,000    $    70,875
======================================================================

SOFT DRINKS-0.16%

Le-Natures Inc., Sr. Sub. Notes, 9.00%,
  06/15/13 (Acquired 06/18/03; Cost
  $55,000)(a)(c)                                 55,000         57,200
======================================================================

SPECIALTY CHEMICALS-0.55%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11                        115,000        112,700
----------------------------------------------------------------------
Rhodia S.A. (France), Sr. Notes, 7.63%,
  06/01/10 (Acquired 05/20/03; Cost
  $75,000)(a)(c)                                 75,000         79,875
======================================================================
                                                               192,575
======================================================================

SPECIALTY STORES-1.80%

CSK Auto, Inc., Sr. Unsec. Gtd. Global Notes,
  12.00%, 06/15/06                               80,000         89,200
----------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 10.75%, 11/01/11           200,000        226,000
----------------------------------------------------------------------
Petro Stopping Centers L.P., Sr. Unsec.
  Notes, 10.50%, 02/01/07                        75,000         75,375
----------------------------------------------------------------------
United Rentals North America Inc.,
  Sr. Unsec. Gtd. Notes, 10.75%, 04/15/08
  (Acquired 12/17/02; Cost $67,932)(a)           70,000         76,825
----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
  10.75%, 04/15/08                              150,000        164,625
======================================================================
                                                               632,025
======================================================================

STEEL-0.43%

IPSCO, Inc (Canada), Sr. Notes, 8.75%,
  06/01/13 (Acquired 06/13/03-06/20/03; Cost
  $154,038)(a)(c)                               150,000        152,250
======================================================================

TRUCKING-0.44%

North American Van Lines, Sr. Unsec. Gtd.
  Sub. Global Notes, 13.38%, 12/01/09           140,000        152,950
======================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.91%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(d)(f)                        280,000        133,000
----------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(d)                    110,000         64,350
----------------------------------------------------------------------
American Tower Corp., Sr. Global Notes,
  9.38%, 02/01/09                               250,000        253,125
----------------------------------------------------------------------
American Tower Escrow Corp., Unsec. Disc.
  Global Notes, 12.25%, 08/01/08(g)             105,000         67,988
----------------------------------------------------------------------
Centennial Cellular Operating Co./Centennial
  Communications Corp., Sr. Notes, 10.13%,
  06/15/13 (Acquired 06/16/03; Cost
  $110,000)(a)(c)                               110,000        109,450
----------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Global Notes, 14.00%, 10/01/10(d)             120,000         16,200
----------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(b)(d)                                130,000          8,450
----------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

IWO Holdings, Inc., Sr. Unsec. Gtd. Global
  Notes, 14.00%, 01/15/11                      $240,000    $    46,800
----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                        240,000        267,000
----------------------------------------------------------------------
Nextel Partners, Inc., Sr. Unsec. Notes,
  8.13%, 07/01/11 (Acquired 06/16/03; Cost
  $80,000)(a)(c)                                 80,000         79,600
----------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Global
  Notes, 10.25%, 02/01/09                       110,000        101,200
----------------------------------------------------------------------
Tritel PCS Inc.,
  Sr. Notes, 8.50%, 06/01/13 (Acquired
  05/30/03; Cost $80,000)(a)(c)                  80,000         86,400
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Disc. Notes, 12.75%,
  05/15/09(d)                                    70,000         72,713
----------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Notes, 14.00%, 05/15/10 (Acquired
  02/21/03; Cost $9,600)(a)(d)                   48,000         23,760
----------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(d)          90,000         40,050
======================================================================
                                                             1,370,086
======================================================================
    Total Bonds & Notes (Cost $31,247,870)                  32,232,109
======================================================================

                                                SHARES
STOCKS & OTHER EQUITY INTERESTS-4.83%

BROADCASTING & CABLE TV-1.87%

Cablevision Systems New York Group
  Series H, 11.75% Pfd                            3,740        387,090
----------------------------------------------------------------------
  Series M, 11.13% PIK Pfd                        2,500        258,750
----------------------------------------------------------------------
Knology, Inc.-Series D, Conv. Pfd. (Acquired
  04/26/00; Cost $0)(a)(c)(h)                     5,972          9,704
----------------------------------------------------------------------
ONO Finance PLC (United Kingdom)-Ctfs.,
  expiring 05/31/09(i)                              550              1
======================================================================
                                                               655,545
======================================================================

CONSTRUCTION MATERIALS-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(a)(c)(i)             220             55
======================================================================

GENERAL MERCHANDISE STORES-0.01%

Travelcenters of America Inc.,
  Wts., expiring 05/01/09(i)                        100            275
----------------------------------------------------------------------
  Wts., expiring 05/01/09 (Acquired 01/29/01;
  Cost $0)(a)(c)(i)                                 300          3,075
======================================================================
                                                                 3,350
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(c)(i)                       300              0
======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.55%

AES Trust VII-$3.00 Conv. Pfd                     5,110        192,902
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

PUBLISHING-0.56%

PRIMEDIA Inc.,
  Series D, 10.00% Pfd                              475    $    46,787
----------------------------------------------------------------------
  Series F, 9.20% Pfd                             1,550        148,800
======================================================================
                                                               195,587
======================================================================

RAILROADS-0.00%

RailAmerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(c)(i)             175          1,716
======================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.84%

American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03; Cost $5,591)(a)(c)(i)         105         10,526
----------------------------------------------------------------------
Dobson Communications Corp, 12.25% PIK Pfd          525        526,313
----------------------------------------------------------------------
Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(c)(i)             500              0
----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(c)(i)                       100              0
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01-09/04/01; Cost
  $2,600)(a)(c)(i)                                  240    $         0
----------------------------------------------------------------------
SpectraSite, Inc.(h)                              2,138        106,589
----------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(a)(c)(i)             300              0
======================================================================
                                                               643,428
======================================================================
    Total Stocks & Other Equity Interests
      (Cost $1,601,265)                                      1,692,583
======================================================================

MONEY MARKET FUNDS-1.83%

STIC Liquid Assets Portfolio(j)                 320,908        320,908
----------------------------------------------------------------------
STIC Prime Portfolio(j)                         320,908        320,908
======================================================================
    Total Money Market Funds (Cost $641,816)                   641,816
======================================================================
TOTAL INVESTMENTS-98.66% (Cost $33,490,951)                 34,566,508
======================================================================
OTHER ASSETS LESS LIABILITIES-1.34%                            469,430
======================================================================
NET ASSETS-100.00%                                         $35,035,938
______________________________________________________________________
======================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 06/30/03 was $6,508,626, which represented 18.58% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Security considered to be illiquid. The aggregate market value of these securities at 06/30/03 was $3,012,927, which represented 8.60% of the Fund's net assets.
(d) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Defaulted security.
(f) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(g) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(h) Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost $33,490,951)  $ 34,566,508
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,586,357
-------------------------------------------------------------
  Fund shares sold                                    195,555
-------------------------------------------------------------
  Dividends and interest                              707,457
-------------------------------------------------------------
Investment for deferred compensation plan              22,029
=============================================================
    Total assets                                   37,077,906
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,885,773
-------------------------------------------------------------
  Fund shares reacquired                              107,547
-------------------------------------------------------------
  Deferred compensation plan                           22,029
-------------------------------------------------------------
Accrued administrative services fees                   16,136
-------------------------------------------------------------
Accrued distribution fees -- Series II                    189
-------------------------------------------------------------
Accrued transfer agent fees                               467
-------------------------------------------------------------
Accrued operating expenses                              9,827
=============================================================
    Total liabilities                               2,041,968
=============================================================
Net assets applicable to shares outstanding      $ 35,035,938
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $ 47,861,563
-------------------------------------------------------------
  Undistributed net investment income               3,840,759
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities                         (17,741,941)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                      1,075,557
=============================================================
                                                 $ 35,035,938
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 34,680,019
_____________________________________________________________
=============================================================
Series II                                        $    355,919
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Series I                                            5,980,837
_____________________________________________________________
=============================================================
Series II                                              61,515
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       5.80
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       5.79
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2003
(Unaudited)

INVESTMENT INCOME:

Interest                                          $1,401,573
------------------------------------------------------------
Dividends                                             59,489
------------------------------------------------------------
Dividends from affiliated money market funds           8,260
============================================================
    Total investment income                        1,469,322
============================================================

EXPENSES:

Advisory fees                                         89,539
------------------------------------------------------------
Administrative services fees                          50,624
------------------------------------------------------------
Custodian fees                                         9,337
------------------------------------------------------------
Distribution fees -- Series II                           309
------------------------------------------------------------
Transfer agent fees                                    2,228
------------------------------------------------------------
Trustees' fees                                         4,519
------------------------------------------------------------
Other                                                 15,451
============================================================
    Total expenses                                   172,007
============================================================
Less: Fees waived and expenses paid indirectly          (211)
============================================================
    Net expenses                                     171,796
============================================================
Net investment income                              1,297,526
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities         149,516
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                            2,868,742
============================================================
Net gain from investment securities                3,018,258
============================================================
Net increase in net assets resulting from
  operations                                      $4,315,784
____________________________________________________________
============================================================

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2003 and the year ended December 31, 2002 (Unaudited)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2003            2002
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 1,297,526    $ 2,730,208
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             149,516     (8,153,576)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  2,868,742      3,638,095
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 4,315,784     (1,785,273)
=========================================================================================
Share transactions-net:
  Series I                                                      5,417,861     (2,028,474)
-----------------------------------------------------------------------------------------
  Series II                                                       176,325        141,011
=========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         5,594,186     (1,887,463)
=========================================================================================
    Net increase (decrease) in net assets                       9,909,970     (3,672,736)
=========================================================================================

NET ASSETS:

  Beginning of period                                          25,125,968     28,798,704
=========================================================================================
  End of period                                               $35,035,938    $25,125,968
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current SEC guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as

                            AIM V.I. HIGH YIELD FUND
     a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. To the extent that the annualized expense ratio does not exceed the contractual expense limitation, AIM will retain the ability to be reimbursed for such fee waivers or reimbursements prior to the end of the committed period. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the six months ended June 30, 2003, AIM waived fees of $144.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2003, the Fund paid AIM $50,624 for such services of which AIM retained $24,795 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2003, AFS retained $3,410 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares ("the Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, the Fund may pay a service fee of up to 0.25% of the average daily net assets of the Series II shares to insurance companies who furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 Distribution Plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2003, the Series II shares paid $309.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended June 30, 2003, the Fund paid legal fees of $1,370 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1 and reductions in custodian fees of $66 under expense offset arrangement which resulted in a reduction of the Fund's total expenses of $67.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended June 30, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the committed line of credit facility or the uncommitted unsecured revolving line of credit facility.

                            AIM V.I. HIGH YIELD FUND

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2006                              $   247,107
-----------------------------------------------------------
December 31, 2007                                  545,518
-----------------------------------------------------------
December 31, 2008                                2,010,706
-----------------------------------------------------------
December 31, 2009                                5,842,381
-----------------------------------------------------------
December 31, 2010                                8,489,495
===========================================================
Total capital loss carryforward                $17,135,207
___________________________________________________________
===========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2003 was $21,092,853 and $13,307,574, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2003 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $ 2,243,494
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (1,261,223)
=============================================================
Net unrealized appreciation of investment
  securities                                      $   982,271
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $33,584,237.

NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2003 and the year ended December 31, 2002 were as follows:

                                                                  SIX MONTHS ENDED               YEAR ENDED
                                                                   JUNE 30, 2003              DECEMBER 31, 2002
                                                              ------------------------    -------------------------
                                                               SHARES        AMOUNT         SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    1,678,251    $ 9,141,912     1,454,744    $ 7,353,977
-------------------------------------------------------------------------------------------------------------------
  Series II*                                                    101,214        560,795        33,073        162,657
===================================================================================================================
Reacquired:
  Series I                                                     (696,093)    (3,724,051)   (1,877,404)    (9,382,451)
-------------------------------------------------------------------------------------------------------------------
  Series II*                                                    (68,195)      (384,470)       (4,577)       (21,646)
===================================================================================================================
                                                              1,015,177    $ 5,594,186      (394,164)   $(1,887,463)
___________________________________________________________________________________________________________________
===================================================================================================================

* Series II shares commenced sales on March 26, 2002.

                            AIM V.I. HIGH YIELD FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                   SERIES I
                                              -----------------------------------------------------------------------------------
                                                                                                                    MAY 1, 1998
                                              SIX MONTHS                                                         (DATE OPERATIONS
                                                ENDED                    YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                                               JUNE 30,        --------------------------------------------        DECEMBER 31,
                                                 2003           2002         2001         2000       1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  5.00         $  5.31      $  6.35      $  9.02    $  8.84           $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.24(a)         0.51(a)      0.70(b)      0.91       1.03(a)          0.39
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.56           (0.82)       (1.01)       (2.64)     (0.10)           (1.15)
=================================================================================================================================
    Total from investment operations              0.80           (0.31)       (0.31)       (1.73)      0.93            (0.76)
=================================================================================================================================
Less dividends from net investment income           --              --        (0.73)       (0.94)     (0.75)           (0.40)
=================================================================================================================================
Net asset value, end of period                 $  5.80         $  5.00      $  5.31      $  6.35    $  9.02           $ 8.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                  16.00%          (5.84)%      (4.85)%     (19.14)%    10.52%           (7.61)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $34,680         $24,984      $28,799      $26,151    $25,268           $7,966
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                1.20%(d)        1.30%        1.21%        1.13%      1.14%            1.13%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             1.20%(d)        1.30%        1.29%        1.19%      1.42%            2.50%(e)
=================================================================================================================================
Ratio of net investment income to average
  net assets                                      9.06%(d)       10.20%       11.39%(b)    11.44%     11.07%            9.75%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                          49%             74%          64%          72%       127%              39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d) Ratios are annualized and based on average daily net assets of $28,640,442.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                            AIM V.I. HIGH YIELD FUND

                                                                         SERIES II
                                                              -------------------------------
                                                                               MARCH 26, 2002
                                                              SIX MONTHS       (DATE SALES
                                                               ENDED           COMMENCED) TO
                                                              JUNE 30,         DECEMBER 31,
                                                                2003              2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 4.99             $ 5.27
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.24(a)            0.38(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.56              (0.66)
=============================================================================================
    Total from investment operations                              0.80              (0.28)
=============================================================================================
Net asset value, end of period                                  $ 5.79             $ 4.99
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  16.03%             (5.31)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  356             $  142
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.45%(c)           1.45%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers                                             1.45%(c)           1.55%(d)
=============================================================================================
Ratio of net investment income to average net assets              8.81%(c)          10.05%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          49%                74%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are annualized and based on average daily net assets of $249,441.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                            AIM V.I. HIGH YIELD FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES       OFFICERS                        OFFICE OF THE FUND
                                                        11 Greenway Plaza
Frank S. Bayley         Robert H. Graham                Suite 100
                        Chairman and President          Houston, TX 77046
Bruce L. Crockett
                        Mark H. Williamson              INVESTMENT ADVISOR
Albert R. Dowden        Executive Vice President        A I M Advisors, Inc.
                                                        11 Greenway Plaza
Edward K. Dunn, Jr.     Kevin M. Carome                 Suite 100
                        Senior Vice President           Houston, TX 77046
Jack M. Fields
                        Gary T. Crum                    TRANSFER AGENT
Carl Frischling         Senior Vice President           A I M Fund Services, Inc.
                                                        P.O. Box 4739
Robert H. Graham        Dana R. Sutton                  Houston, TX 77210-4739
                        Vice President and Treasurer
Prema Mathai-Davis                                      CUSTODIAN
                        Robert G. Alley                 State Street Bank and Trust Company
Lewis F. Pennock        Vice President                  225 Franklin Street
                                                        Boston, MA 02110
Ruth H. Quigley         Stuart W. Coco
                        Vice President                  COUNSEL TO THE FUNDS
Louis S. Sklar                                          Foley & Lardner
                        Melville B. Cox                 3000 K N.W., Suite 500
Mark H. Williamson      Vice President                  Washington, D.C. 20007

                        Karen Dunn Kelley               COUNSEL TO THE TRUSTEES
                        Vice President                  Kramer, Levin, Naftalis & Frankel LLP
                                                        919 Third Avenue
                        Edgar M. Larsen                 New York, NY 10022
                        Vice President
                                                        DISTRIBUTOR
                        Nancy L. Martin                 A I M Distributors, Inc.
                        Secretary                       11 Greenway Plaza
                                                        Suite 100
                                                        Houston, TX 77046

                            AIM V.I. HIGH YIELD FUND

                                                                     APPENDIX IV


KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-GROWTH FUND






                                       ANNUAL












ANNUAL REPORT | DECEMBER 31, 2002   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                    December 2002
     After two years of declines in the stock market, investors had hoped to see an improvement in 2002. Instead, the market continued downward, with the major stock indexes registering their third consecutive annual loss for the first time in 60 years.

     There were a number of factors responsible for the year's swoon. First, a series of corporate accounting scandals dominated the news well into the summer months, tainting investor perception of the market. Furthermore, geopolitical uncertainty persisted throughout the year to varying degrees, as threats of terrorist attacks, a nuclear standoff between India and Pakistan, speculation regarding U.S. intentions toward Iraq, and North Korea's refusal to obey a 1994 arms agreement all clouded the landscape. In addition, oil prices surged to two-year highs by the end of 2002, pressured by strikes in Venezuela and concerns over a potential war with Iraq.

     Meanwhile, a generally weak economy and disappointing corporate earnings were ongoing stories. Although a few rallies were ignited by hopes that a recovery might be forthcoming -- most notably, a two-month surge that began in October -- they could not be sustained in such an uncertain environment.

     Meanwhile, investors flocked to investments with a defensive reputation. Fixed-income securities advanced, benefiting from the flight-to-quality trend as well as the Federal Reserve's decision to leave interest rates unchanged until November, when a surprisingly steep 50-basis point cut was implemented. Gold stocks and real estate investment trusts were other top performers. Conversely, high-growth sectors, including technology and telecommunications, declined.

     As the year came to a close, investors were still seeking direction. On the one hand, the situation with Iraq remained a wild card, and doubts about the resiliency of consumer spending began to emerge. On the other hand, a newly elected Republican-majority Congress and President Bush's new economic plan inspired hope for business-friendly fiscal policy going forward. Overall, few economic analysts foresee a fourth year of broad stock declines, but it will likely take some decisive and lasting signs of improvement before investors regain confidence.

VIF-GROWTH FUND
     The line graph below illustrates, for the period from inception through December 31, 2002, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH:  VIF - GROWTH FUND

     The line graph compares the value of a $10,000 investment in VIF - Growth Fund to a $10,000 investment in the Russell 1000 Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (8/97) through 12/31/02.

            VIF - GROWTH FUND             RUSSELL 1000 GROWTH INDEX(2)

8/97        $10,000                       $10,000
12/97       $10,690                       $10,651
12/98       $14,858                       $14,774
12/99       $19,192                       $19,673
12/00       $14,731                       $15,262
12/01       $8,210                        $12,146
12/02       $5,013                        $8,760

     For the 12-month period ended December 31, 2002, the value of your shares declined 38.94%. In comparison, the Russell 1000 Growth Index fell 27.88% during that same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                            VIF-BLUE CHIP GROWTH FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/02(1)
--------------------------------------------------------------------------------
1 year                              (38.94%)
--------------------------------------------------------------------------------
5 years                             (14.05%)
--------------------------------------------------------------------------------
Since inception (8/97)              (12.10%)
--------------------------------------------------------------------------------

     Given the fund's growth orientation, it struggled in the difficult market environment. Our weakest performers came from the technology sector, which was particularly hard-hit due to the fall-off in corporate spending and investors' avoidance of higher growth investments during the year.

     Additionally, several of our consumer discretionary and health care holdings faltered. The advertising industry fought adverse conditions throughout the period, and we saw holdings like media conglomerate AOL Time Warner fall sharply. Discount retailers Home Depot and Target Corp were victims of weaker sales and ongoing questions regarding the resiliency of consumer spending.

     On a positive note, the fund's lack of significant exposure to telecommunications stocks proved beneficial, as this area was one of the year's weakest sectors. Also, some of our more defensive consumer staples holdings outperformed, and certain industrials made headway. For example, defense leader Lockheed Martin advanced in response to increases in defense spending fueled by a greater emphasis on homeland security and the possibility of a future war with Iraq.

     Despite the past year's struggles, we believe that the market is leaning in a positive direction as we look ahead to early 2003 -- which we expect to be mildly upbeat. In our opinion, first-quarter earnings and economic data should show improvement over 2002. Of course, the ongoing threat of terrorism and the possibility of a war with Iraq remain wild cards. However, we continue to see opportunity across a wide range of growth sectors.

FUND MANAGEMENT-TEAM MANAGED
PETER M. LOVELL
     Vice President, INVESCO Funds Group. BA, Colorado State University; MBA, Regis University. Joined INVESCO in 1994. Began investment career in 1992.

FRITZ MEYER
     Vice Presdient, INVESCO Funds Group. AB, Dartmouth College; MBA, Amos Tuck School at Dartmouth College. Joined INVESCO in 1996. Began investment career in 1976.

TIMOTHY J. MILLER, CFA
     Chief Investment Officer, INVESCO Funds Group. BSBA, St. Louis University; MBA, University of Missouri. Joined INVESCO in 1992. Began investment career in 1979.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2002

                                                                     SHARES OR
                                                                     PRINCIPAL
%      DESCRIPTION                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
GROWTH FUND
97.57  COMMON STOCKS
0.99   ADVERTISING
       Omnicom Group                                                       700   $     45,220
===============================================================================================
3.44   AEROSPACE & DEFENSE
       Lockheed Martin                                                   1,000         57,750
       United Technologies                                               1,600         99,104
===============================================================================================
                                                                                      156,854
0.90   ALUMINUM
       Alcoa Inc                                                         1,800         41,004
===============================================================================================
3.19   APPLICATION SOFTWARE
       BEA Systems(a)                                                    4,930         56,547
       Software HOLDRs Trust(b)                                          3,300         89,067
===============================================================================================
                                                                                      145,614
8.02   BANKS
       Bank of America                                                   1,900        132,183
       Bank One                                                          1,800         65,790
       Fifth Third Bancorp                                               1,100         64,405
       Wells Fargo & Co                                                  2,200        103,114
===============================================================================================
                                                                                      365,492
2.65   BIOTECHNOLOGY
       Amgen Inc(a)                                                      2,500        120,850
===============================================================================================
0.74   BREWERS
       Anheuser-Busch Cos                                                  700         33,880
===============================================================================================
2.33   CABLE & SATELLITE OPERATORS
       EchoStar Communications Class A Shrs(a)                           4,765        106,069
===============================================================================================
0.95   COMPUTER HARDWARE
       Hewlett-Packard Co                                                2,500         43,400
===============================================================================================
0.78   CONSUMER FINANCE
       Freddie Mac                                                         600         35,430
===============================================================================================
1.88   DATA PROCESSING SERVICES
       First Data                                                          600         21,246
       Fiserv Inc(a)                                                     1,900         64,505
===============================================================================================
                                                                                       85,751
4.84   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                                     4,428        155,822
       JP Morgan Chase & Co                                              2,700         64,800
===============================================================================================
                                                                                      220,622
1.31   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(a)                                                       1,600         59,920
===============================================================================================

                                                                     SHARES OR
                                                                     PRINCIPAL
%      DESCRIPTION                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
0.65   ELECTRONIC EQUIPMENT & INSTRUMENTS
       Flextronics International Ltd(a)                                  3,600   $     29,484
===============================================================================================
4.33   GENERAL MERCHANDISE STORES
       Target Corp                                                       2,700         81,000
       Wal-Mart Stores                                                   2,300        116,173
===============================================================================================
                                                                                      197,173
2.68   HEALTH CARE EQUIPMENT
       Boston Scientific(a)                                              1,800         76,536
       Medtronic Inc                                                     1,000         45,600
===============================================================================================
                                                                                      122,136
1.39   HOME IMPROVEMENT RETAIL
       Home Depot                                                        2,647         63,422
===============================================================================================
0.57   HOUSEHOLD PRODUCTS
       Procter & Gamble                                                    300         25,782
===============================================================================================
3.20   INDUSTRIAL CONGLOMERATES
       General Electric                                                  3,455         84,129
       3M Co                                                               500         61,650
===============================================================================================
                                                                                      145,779
1.87   INDUSTRIAL MACHINERY
       Danaher Corp                                                      1,300         85,410
===============================================================================================
2.53   INTEGRATED OIL & GAS
       Exxon Mobil                                                       3,300        115,302
===============================================================================================
1.77   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Goldman Sachs Group                                                 460         31,326
       Merrill Lynch & Co                                                1,300         49,335
===============================================================================================
                                                                                       80,661
2.78   INVESTMENT COMPANIES
       DIAMONDS Trust Series 1 Shrs                                        700         58,457
       Nasdaq-100 Trust Series 1 Shrs(a)                                 2,800         68,236
===============================================================================================
                                                                                      126,693
1.16   IT CONSULTING & SERVICES
       Affiliated Computer Services Class A Shrs(a)                      1,000         52,650
===============================================================================================
3.28   MOVIES & ENTERTAINMENT
       AOL Time Warner(a)                                                5,500         72,050
       Viacom Inc Class B Shrs(a)                                        1,900         77,444
===============================================================================================
                                                                                      149,494
1.78   MULTI-LINE INSURANCE
       American International Group                                      1,400         80,990
===============================================================================================
2.63   NETWORKING EQUIPMENT
       Cisco Systems(a)                                                  9,150        119,865
===============================================================================================
0.46   OIL & GAS DRILLING
       Noble Corp(a)                                                       600         21,090
===============================================================================================
1.05   OIL & GAS EQUIPMENT & SERVICES
       Weatherford International Ltd(a)                                  1,200         47,916
===============================================================================================

                                                                     SHARES OR
                                                                     PRINCIPAL
%      DESCRIPTION                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
1.76   OIL & GAS EXPLORATION, PRODUCTION & TRANSPORTATION
       Anadarko Petroleum                                                  600   $     28,740
       Apache Corp                                                         900         51,291
===============================================================================================
                                                                                       80,031
1.00   PAPER PRODUCTS
       International Paper                                               1,300         45,461
===============================================================================================
0.53   PERSONAL PRODUCTS
       Gillette Co                                                         800         24,288
===============================================================================================
11.30  PHARMACEUTICALS
       Abbott Laboratories                                               1,900         76,000
       AmerisourceBergen Corp                                              700         38,017
       Johnson & Johnson                                                 2,500        134,275
       Merck & Co                                                        1,400         79,254
       Pfizer Inc                                                        6,135        187,547
===============================================================================================
                                                                                      515,093
0.79   RAILROADS
       Norfolk Southern                                                  1,800         35,982
===============================================================================================
1.11   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                              3,890         50,687
===============================================================================================
5.56   SEMICONDUCTORS
       Intel Corp                                                        6,900        107,433
       Microchip Technology                                              1,900         46,455
       Semiconductor HOLDRs Trust(b)                                     1,500         33,225
       Texas Instruments                                                 4,430         66,494
===============================================================================================
                                                                                      253,607
10.15  SYSTEMS SOFTWARE
       Microsoft Corp(a)                                                 5,090        263,153
       Networks Associates(a)                                            2,400         38,616
       Oracle Corp(a)                                                    6,285         67,878
       Symantec Corp(a)                                                  1,100         44,528
       VERITAS Software(a)                                               3,100         48,422
===============================================================================================
                                                                                      462,597
0.51   TELECOMMUNICATIONS EQUIPMENT
       Nokia Corp Sponsored ADR Representing Ord Shrs                    1,500         23,250
===============================================================================================
0.71   WIRELESS TELECOMMUNICATION SERVICES
       AT&T Wireless Services(a)                                         5,700         32,205
===============================================================================================
       TOTAL COMMON STOCKS (COST $4,667,612)                                        4,447,154
===============================================================================================
14.83  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated 12/31/2002
         due 1/2/2003 at 1.150%, repurchased at $676,043
         (Collateralized by Freddie Mac, Reference Notes,
         due 6/15/2003 at 4.500%, value $691,373)
         (Cost $676,000)                                            $  676,000        676,000
===============================================================================================

                                                                     SHARES OR
                                                                     PRINCIPAL
%      DESCRIPTION                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
112.40  TOTAL INVESTMENTS AT VALUE
         (COST $5,343,612)                                                       $  5,123,154
===============================================================================================
(12.40) OTHER ASSETS LESS LIABILITIES                                                (565,149)
===============================================================================================
100.00  NET ASSETS AT VALUE                                                      $  4,558,005
===============================================================================================

(a)  Security is non-income producing.

(b)  HOLDRs - Holding Company Depositary Receipts

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2002

                                                                         GROWTH
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $    5,343,612
================================================================================
  At Value(a)                                                    $    5,123,154
Receivables:
  Fund Shares Sold                                                           68
  Dividends and Interest                                                  2,144
Prepaid Expenses and Other Assets                                           576
================================================================================
TOTAL ASSETS                                                          5,125,942
================================================================================
LIABILITIES
Payables:
  Custodian                                                                 743
  Investment Securities Purchased                                       564,433
  Fund Shares Repurchased                                                    26
Accrued Expenses and Other Payables                                       2,735
================================================================================
TOTAL LIABILITIES                                                       567,937
================================================================================
NET ASSETS AT VALUE                                              $    4,558,005
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $   10,653,610
Accumulated Undistributed Net Investment Loss                              (146)
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                              (5,875,001)
Net Depreciation of Investment Securities                              (220,458)
================================================================================
NET ASSETS AT VALUE                                              $    4,558,005
================================================================================
Shares Outstanding                                                      966,191
NET ASSET VALUE, Offering and Redemption Price per Share         $         4.72
================================================================================

(a) Investment securities at cost and value at December 31, 2002 includes a repurchase agreement of $676,000.

(b) The INVESCO Variable Investment Funds, Inc. have 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2002

                                                                         GROWTH
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $       29,857
Interest                                                                  6,448
  Foreign Taxes Withheld                                                   (132)
================================================================================
  TOTAL INCOME                                                           36,173
================================================================================
EXPENSES
Investment Advisory Fees                                                 38,217
Administrative Services Fees                                             21,915
Custodian Fees and Expenses                                              10,454
Directors' Fees and Expenses                                             11,642
Professional Fees and Expenses                                           16,846
Registration Fees and Expenses                                              333
Reports to Shareholders                                                   1,248
Transfer Agent Fees                                                       5,000
Other Expenses                                                              823
================================================================================
  TOTAL EXPENSES                                                        106,478
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser           (38,742)
  Fees and Expenses Paid Indirectly                                        (282)
================================================================================
     NET EXPENSES                                                        67,454
================================================================================
NET INVESTMENT LOSS                                                     (31,281)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                           (2,206,395)
Change in Net Appreciation/Depreciation of Investment Securities        (54,887)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                    (2,261,282)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $   (2,292,563)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
GROWTH FUND

                                                             YEAR ENDED DECEMBER 31
------------------------------------------------------------------------------------
                                                             2002              2001
OPERATIONS
Net Investment Income                             $       (31,281)    $     (43,744)
Net Realized Loss                                      (2,206,395)       (3,359,155)
Change in Net Appreciation/Depreciation                   (54,887)          685,681
====================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS             (2,292,563)       (2,717,218)
====================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                           3,139,439         6,483,803
Amounts Paid for Repurchases of Shares                 (1,298,905)       (2,497,767)
====================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                          1,840,534         3,986,036
====================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (452,029)        1,268,818
NET ASSETS
Beginning of Period                                     5,010,034         3,741,216
====================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($146) and ($50),
  respectively)                                   $     4,558,005     $   5,010,034
====================================================================================

             ----------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                               519,171           629,160
Shares Repurchased                                       (200,792)         (251,162)
====================================================================================
NET INCREASE IN FUND SHARES                               318,379           377,998
====================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Core Equity Fund (formerly Equity Income Fund),
Dynamics  Fund,  Financial  Services  Fund,  Growth Fund (the "Fund",  presented herein), Health Sciences Fund, High Yield Fund, Leisure Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek long-term capital growth. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended December 31, 2002, there were no such investments by the Fund.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax components of the Fund at December 31, 2002 include:

   Cost of Investments for Tax Purposes                       $     5,728,161
                                                              ================

   Gross Tax Unrealized Appreciation                          $        61,016
   Gross Tax Unrealized Depreciation                                  666,023
                                                              ----------------
   Net Tax Depreciation on Investments                        $      (605,007)
                                                              ================

   Accumulated Capital Loss Carryovers                        $    (5,361,515)
   Cumulative Effect of Other Timing Differences                     (129,083)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals.

Capital loss carryovers expire in the years 2008, 2009 and 2010. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

The cumulative effect of other timing differences includes deferred post-October 31 capital losses of $128,937 and deferred directors' fees.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and federal income tax purposes, permanent and temporary differences between book and tax basis reporting have been identified and appropriately reclassed on the Statement of Assets and Liabilities. The Fund reclassified $31,185 of net investment losses to paid-in capital.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.85% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.265% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Fund. Effective June 1, 2002, IFG is entitled to reimbursement from the Fund for fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause the fund to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year ended December 31, 2002, the reimbursement that may potentially be made by the Fund to IFG and that will expire during the year ended December 31, 2005, is $24,564.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $8,571,535 and $6,358,854, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the year ended December 31, 2002, included in Directors' Fees and Expenses in the Statement of Operations were $98. Unfunded accrued pension costs of $0 and pension liability of $145 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 5 -- SECURITIES LOANED. The Fund has entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2002, there were no such securities lending arrangements for the Fund.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended December 31, 2002, there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended December 31, 2002, there were no such borrowings for the Fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Fund, (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and broker, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 4, 2003

FINANCIAL HIGHLIGHTS
GROWTH FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------------------------------
                                               2002         2001         2000         1999         1998
PER SHARE DATA
Net Asset Value -- Beginning of Period      $  7.73     $  13.87     $  18.45     $  14.49     $  10.69
========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Loss(b)                        (0.00)       (0.00)       (0.11)       (0.00)       (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (3.01)       (6.14)       (4.16)        4.21         4.14
=========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (3.01)       (6.14)       (4.27)        4.21         4.14
=========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income           0.00         0.00         0.00         0.00         0.04
Distributions from Capital Gains               0.00         0.00         0.31         0.25         0.30
=========================================================================================================
TOTAL DISTRIBUTIONS                            0.00         0.00         0.31         0.25         0.34
=========================================================================================================
Net Asset Value -- End of Period            $  4.72     $   7.73     $  13.87     $  18.45     $  14.49
=========================================================================================================

TOTAL RETURN(c)                             (38.94%)     (44.27%)     (23.24%)      29.17%       38.99%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                            $ 4,558     $  5,010     $  3,741     $  1,032     $    371
Ratio of Expenses to Average Net
  Assets(d)(e)                                1.51%        1.52%        1.85%        1.87%        1.57%
Ratio of Net Investment Loss to Average
  Net Assets(e)                              (0.70%)      (0.96%)      (0.58%)      (0.38%)      (0.07%)
Portfolio Turnover Rate                        153%         120%         148%         114%          78%

(a)  The per share information was computed based on average shares for the year ended December 31, 2000.

(b)  Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended December 31,
     2002, 2001, 1999 and 1998.

(c)  Total Return does not reflect expenses that apply to the related  insurance policies,  and  inclusion of these  charges  would reduce the total return figures for the periods shown.

(d)  Ratio is based on Total  Expenses of the Fund,  less  Expenses  Absorbed by Investment Adviser,  which is before any expense offset arrangements (which may include custodian fees).

(e)  Various expenses of the Fund were voluntarily absorbed by IFG for the years ended December 31, 2002,
     2001,  2000,  1999 and 1998. If such expenses had not been  voluntarily  absorbed,  ratio of  expenses to average net assets would have been 2.37%,  2.32%, 2.88%, 8.99% and 12.04%,  respectively,  and ratio of net investment loss to average net assets would have been (1.56%), (1.76%), (1.61%), (7.50%)
     and (10.54%), respectively.

                                 POSITION(S) HELD                                       NUMBER OF
                                 WITH COMPANY, TERM                                     FUNDS IN THE  OTHER
                                 OF OFFICE AND                                          FUND COMPLEX  DIRECTORSHIPS
                                 LENGTH OF TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN BY   HELD BY
NAME, ADDRESS, AND AGE           SERVED*               DURING PAST FIVE YEARS*          DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Fred A. Deering                  Vice Chairman of      Formerly, Chairman of the        48
1551 Larimer Street, #1701       the Board               Executive Committee and
Denver, Colorado                                        Chairman of the Board of
                                                         Security Life of Denver
Age:  74                                                   Insurance Company and
                                                        Director of ING American
                                                  Holdings Company and First ING
                                                   Life Insurance Company of New
                                                      York. Formerly, Trustee of
                                                  INVESCO Global Health Sciences
                                                                            Fund.

Sueann Ambron                    Director               Dean of Business School,
University of Colorado           (Since 2003)               College of Business,
at Denver                                                 University of Colorado
1240 14th Street                                       of Denver (2000-present).
Denver, Colorado                                  Formerly, President and Chief
                                                            Executive Officer of
Age: 58                                                 Avulet, Inc., Sunnyvale,
                                                        California (1998-1999),
                                                              Vice President and
                                                     General Manager, Multimedia
                                                    Services Division, Motorola,
                                                      Inc., Schoumburg, Illinois
                                                                    (1996-1998).

Victor L. Andrews, Ph.D.         Director           Professor Emeritus, Chairman        48               Director of The
34 Seawatch Drive                                  Emeritus and Chairman and CFO                    Sheffield Funds, Inc.
Savannah, Georgia                                       of the Roundtable of the
                                                        Department of Finance of
Age:  72                                           Georgia State University; and
                                                     President Andrews Financial
                                                    Associates, Inc. (consulting
                                                  firm). Formerly, member of the
                                                        faculties of the Harvard
                                                  Business School; and the Sloan
                                                    School of Management of MIT.

Bob R. Baker                     Director          Consultant (2000 to Present).        48
37 Castle Pines Dr. N.                                   Formerly, President and
Castle Rock, Colorado                                    Chief Executive Officer
                                                    (1988 to 2000) of AMC Cancer
Age:  66                                                Research Center, Denver,
                                                    Colorado. Until Mid-December
                                                      1988, Vice Chairman of the
                                                         Board of First Columbia
                                                          Financial Corporation,
                                                  Englewood, Colorado; formerly,
                                                       Chairman of the Board and
                                                      Chief Executive Officer of
                                                        First Columbia Financial
                                                                    Corporation.

Lawrence H. Budner               Director            Trust Consultant. Formerly,        48
7608 Glen Albens Circle                                Senior Vice President and
Dallas, Texas                                            Senior Trust Officer of
                                                 InterFirst Bank, Dallas, Texas.
Age:  72

UNAUDITED

                                 POSITION(S) HELD                                       NUMBER OF
                                 WITH COMPANY, TERM                                     FUNDS IN THE  OTHER
                                 OF OFFICE AND                                          FUND COMPLEX  DIRECTORSHIPS
                                 LENGTH OF TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN BY   HELD BY
NAME, ADDRESS, AND AGE           SERVED*               DURING PAST FIVE YEARS*          DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
James T. Bunch                   Director               Principal and Founder of        48
3600 Republic Plaza              (since 2000)             Green, Manning & Bunch
370 Seventeenth Street                                    Ltd., Denver, Colorado
Denver, Colorado                                 (1988 to Present); Director and
                                                   Secretary of Green, Manning &
Age:  59                                            Bunch Securities, Inc. since
                                                        September 1993; Director
                                                   and Vice President of Western
                                                      Golf Association and Evans
                                                        Scholars Foundation; and
                                                       Director of United States
                                                    Golf Association.  Formerly,
                                                    General Counsel and Director
                                                 of Boettcher & Company, Denver,
                                                Colorado; and formerly, Chairman
                                                  and Managing Partner of Davis,
                                              Graham & Stubbs, Denver, Colorado.

Gerald J. Lewis                  Director              Chairman of Lawsuit Reso-        48           Director of General
701 "B" Street                   (since 2000)        lution Services, San Diego,                         Chemical Group,
Suite 2100                                         California (1987 to Present).                      Inc., Hampdon, New
San Diego, California                             Formerly, Associate Justice of                      Hampshire (1996 to
                                                         the California Court of                      Present). Director
Age:  69                                                Appeals; and of Counsel,                         of Wheelabrator
                                                    Latham & Watkins, San Diego,                     Technologies, Inc.,
                                                      California (1987 to 1997).                      Fisher Scientific,
                                                                                                            Inc., Henley
                                                                                                    Manufacturing, Inc.,
                                                                                                          and California
                                                                                                     Coastal Properties,
                                                                                                                    Inc.
John W. McIntyre                 Director             Retired. Trustee of Gables        48
7 Piedmont Center Suite 100                       Residential Trust; Trustee and
Atlanta, Georgia                                       Chairman of the J.M. Tull
                                                          Charitable Foundation;
Age:  72                                           Director of Kaiser Foundation
                                                   Health Plans of Georgia, Inc.
                                                      Formerly, Vice Chairman of
                                                          the Board of Directors
                                                             of The Citizens and
                                                            Southern Corporation
                                                       and Chairman of the Board
                                                             and Chief Executive
                                                         Officer of The Citizens
                                                            and Southern Georgia
                                                    Corporation and The Citizens
                                                           and Southern National
                                                         Bank. Formerly, Trustee
                                                        of INVESCO Global Health
                                                       Sciences Fund and Trustee
                                                        of Employee's Retirement
                                                        System of Georgia, Emory
                                                                     University.

UNAUDITED

                                 POSITION(S) HELD                                       NUMBER OF
                                 WITH COMPANY, TERM                                     FUNDS IN THE  OTHER
                                 OF OFFICE AND                                          FUND COMPLEX  DIRECTORSHIPS
                                 LENGTH OF TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN BY   HELD BY
NAME, ADDRESS, AND AGE           SERVED*               DURING PAST FIVE YEARS*          DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Larry Soll, Ph.D.                Director            Retired. Formerly, Chairman        48         Director of Synergen
2358 Sunshine Canyon Dr.         (since 1997)       of the Board (1987 to 1994),                    since incorporation
Boulder, Colorado                                  Chief Executive Officer (1982              in 1982; Director of Isis
                                                   to 1989 and 1993 to 1994) and                   Pharmaceuticals, Inc.
Age:  60                                             President (1982 to 1989) of
                                                    Synergen Inc.; and formerly,
                                                       Trustee of INVESCO Global
                                                           Health Sciences Fund.

INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson               President (1998-       Chief Executive Officer,        48
4350 South Monaco Street         2003); Chief         Managed Products Division,
Denver, Colorado                 Executive Officer           AMVESCAP PLC (2001-
                                 (1998-Present);            Present).  Formerly,
Age:  51                         and Chairman of           Chairman of the Board
                                 the Board (since        (1998,-2002), President
                                 1999)                    (1998-2002), and Chief
                                                        Executive Officer (1998-
                                                          2002) of INVESCO Funds
                                                      Group, Inc.; and formerly,
                                                           Chairman of the Board
                                                          (1998-2002), President
                                                          (1998-2002), and Chief
                                                        Executive Officer (1998-
                                                  2002) of INVESCO Distributors,
                                                  Inc. Formerly, Chief Operating
                                                     Officer and Chairman of the
                                                  Board of INVESCO Global Health
                                                        Sciences Fund; formerly,
                                                    Chairman and Chief Executive
                                                          Officer of NationsBanc
                                                   Advisors, Inc.; and formerly,
                                                         Chairman of NationsBanc
                                                                Investments, Inc.

Raymond R. Cunningham            Vice President     President (2003-present) and        48           Director of INVESCO
4350 South Monaco Street         and Director            Chief Executive Officer                       Funds Group, Inc.
Denver, Colorado                 (since 2001)          (2003-present) of INVESCO                     and Chairman of the
                                                     Funds Group, Inc.; Chairman                        Board of INVESCO
Age:  51                                            of the Board (2003-present),                      Distributors, Inc.
                                                   President (2003-present), and
                                                  Chief Executive Officer (2003-
                                               present) of INVESCO Distributors,
                                                  Inc. Formerly, Chief Operating
                                                  Officer (2002-2003) and Senior
                                                   Vice President (1999-2002) of
                                                      INVESCO Funds Group, Inc.;
                                                       formerly, Chief Operating
                                                         Officer (2002-2003) and
                                                    Senior Vice President (1999-
                                                  2002) of INVESCO Distributors,
                                                       Inc. and Formerly, Senior
                                                   Vice President of GT Global -
                                                      North America (1992-1998).

UNAUDITED

                                 POSITION(S) HELD                                       NUMBER OF
                                 WITH COMPANY, TERM                                     FUNDS IN THE  OTHER
                                 OF OFFICE AND                                          FUND COMPLEX  DIRECTORSHIPS
                                 LENGTH OF TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN BY   HELD BY
NAME, ADDRESS, AND AGE           SERVED*               DURING PAST FIVE YEARS*          DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Richard W. Healey                Director (since        Senior Vice President of         39                 Director of
4350 South Monaco Street         2000)                      INVESCO Funds Group,                          INVESCO Funds
Denver, Colorado                                     Inc,; Senior Vice President                        Group, Inc. and
                                                        of INVESCO Distributors,                           INVESCO Dis-
Age:  48                                              Inc. Formerly, Senior Vice                        tributors, Inc.
                                                        President of GT Global -
                                                          North America (1996 to
                                                       1998) and The Boston Com-
                                                            pany (1993 to 1996).

Glen A. Payne                    Secretary                Senior Vice President,
4350 South Monaco                                  General Counsel and Secretary
Street Denver, Colorado                            of INVESCO Funds Group, Inc.;
                                                          Senior Vice President,
Age:  55                                           Secretary and General Counsel
                                                   of INVESCO Distributors, Inc.
                                                  Formerly, Secretary of INVESCO
                                                    Global Health Sciences Fund;
                                                      General Counsel of INVESCO
                                                   Trust Company (1989 to 1998);
                                                  and employee of a U.S. regula-
                                                   tory agency, Washington, D.C.
                                                                 (1973 to 1989).

Ronald L. Grooms                 Chief Accounting      Senior Vice President and                     Director of INVESCO
4350 South Monaco Street         Officer, Chief       Treasurer of INVESCO Funds                   Funds Group, Inc. and
Denver, Colorado                 Financial Officer  Group, Inc.; and Senior Vice                   INVESCO Distributors,
                                 and Treasurer        President and Treasurer of                                    Inc.
Age:  56                                              INVESCO Distributors, Inc.
                                                         Formerly, Treasurer and
                                                         Principal Financial and
                                                   Accounting Officer of INVESCO
                                                    Global Health Sciences Fund;
                                                   and Senior Vice President and
                                                      Treasurer of INVESCO Trust
                                                         Company (1988 to 1998).

William J. Galvin, Jr.           Assistant Secretary   Senior Vice President and                     Director of INVESCO
4350 South Monaco Street                                  Assistant Secretary of                   Funds Group, Inc. and
Denver, Colorado                                  INVESCO Funds Group, Inc.; and                   INVESCO Distributors,
                                                       Senior Vice President and                                    Inc.
Age: 46                                                   Assistant Secretary of
                                                      INVESCO Distributors, Inc.
                                                      Formerly, Trust Officer of
                                                     INVESCO Trust Company (1995
                                                                       to 1998).

Pamela J. Piro                   Assistant          Vice President and Assistant
4350 South Monaco Street         Secretary            Treasurer of INVESCO Funds
Denver, Colorado                                      Group, Inc.; and Assistant
                                                            Treasurer of INVESCO
Age:  42                                            Distributors, Inc. Formerly,
                                                  Assistant Vice President (1996
                                                                       to 1997).

Tane T. Tyler                   Assistant           Vice President and Assistant
4350 South Monaco Street        Secretary (since      General Counsel of INVESCO
Denver, Colorado                2002)                          Funds Group, Inc.

Age:  37

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

                                   YOU SHOULD
                                    KNOW WHAT
                                INVESCO KNOWS(R)












[INVESCO ICON] INVESCO(R)

1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus. We encourage you to obtain from your advisor a personal illustration of historical performance which reflects the cost of the insurance protection from the insurance company.

A16  900423  1/03

                                                                      APPENDIX V


KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF - GROWTH FUND






                                           SEMI
                                            ANN
                                            UAL












SEMIANNUAL REPORT | JUNE 30, 2003[INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                        June 2003
The first half of 2003 was comprised of two markedly disparate quarters: During the first three months of the year, stocks struggled and wary investors stuck to the sidelines, while in the second quarter, a sharp rally ensued and trading activity increased dramatically. Overall, the Dow Jones Industrial Average, S&P 500 Index,(R) and Nasdaq Composite Index finished the semiannual period with substantial gains, thanks to the second-quarter turnaround. Fixed-income markets also advanced, benefiting from low interest rates and investors' flight to quality during the first quarter. Nevertheless, bonds trailed stocks by a significant margin, as we saw a rotation back into equities in April, May, and June.

One key factor holding stocks back in the early part of the period was the threat -- and eventual outbreak -- of war in Iraq. When the year began, it was unclear whether a diplomatic resolution might be reached in ensuring that Iraq would not present a threat to other nations. However, as January and February progressed, it became increasingly clear that war would be the more likely outcome. This heightened investors' anxiety and also clouded the economic landscape, as most individuals and businesses were unwilling to make major financial decisions against such an uncertain geopolitical backdrop. In addition, oil prices surged, undermining consumers' and corporations' spending power.

When war broke out in March, investors initially welcomed an end to the waiting, sending stocks higher during the middle of the month. Yet uncertainty ensued as questions about how long the fighting would continue emerged, and weak economic data offered little consolation. Thus the first quarter of 2003 ended on a sour note.

April proved to be a turning point for the stock market. As it happened, the war came to a relatively swift conclusion, freeing investors to focus on some positive news, such as first-quarter corporate earnings reports that generally met or exceeded expectations. Stocks rallied, and in May conditions remained favorable, as Congress passed a tax relief package that included a reduction in the individual tax on dividend-paying stocks. Not surprisingly, dividend-paying utilities were among the best-performing stocks, along with surging technology issues. Meanwhile, energy companies were bolstered by comments from Federal Reserve Chairman Alan Greenspan about the issue of rising demand -- and rising prices -- for natural gas.

In June, the final month of the period, the spring rally continued, albeit at a more subdued pace. Although hopes for a second-half recovery endured, economic data were mixed. On the one hand, consumer sentiment and home sales held up, but on the other hand, manufacturing activity weakened and first-quarter gross domestic product growth was revised downward. Indicating that deflation may be a concern, the Federal Reserve opted to trim short-term interest rates to 1%, their lowest level since 1958, according to THE NEW YORK TIMES. With the state of the economy still in question, investors will be watching second-quarter earnings reports closely, as these could dictate the market's next direction.

--------------------------------------------------------------------------------
                                 VIF-GROWTH FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/03(1)

1 year                              (3.95%)
--------------------------------------------------------------------------------
5 years                            (14.72%)
--------------------------------------------------------------------------------
Since inception (8/97)              (9.21%)
--------------------------------------------------------------------------------

PIE CHART:  PORTFOLIO INDUSTRY BREAKDOWN
            % OF TOTAL NET ASSETS

            [PIE CHART]

            HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

            Pharmaceuticals.....................13.07%
            Diversified Financial Services.......8.40%
            Systems Software.....................7.08%
            Semiconductors.......................5.95%
            Application Software.................5.85%
            Biotechnology........................4.36%
            Diversified Banks....................4.16%
            Investment Companies.................3.15%
            Health Care Equipment................3.08%
            Conductor Equipment..................2.71%
            Other Industries....................35.41%
            Net Cash & Cash Equivalents..........6.78%

LINE GRAPH:   VIF - GROWTH FUND

This line graph compares the value of a $10,000 investment in VIF - Growth Fund to the value of a $10,000 investment in the Russell 1000 Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/03.

            VIF - GROWTH FUND             RUSSELL 1000 GROWTH INDEX(2)

8/97        $10,000                       $10,000
6/98        $12,600                       $12,822
6/99        $16,037                       $16,317
6/00        $21,428                       $20,504
6/01        $10,302                       $13,088
6/02        $ 5,916                       $ 9,621
6/03        $ 5,682                       $ 9,904

THE LINE GRAPH ABOVE ILLUSTRATES, FOR THE PERIOD FROM INCEPTION THROUGH JUNE 30, 2003, THE VALUE OF A $10,000 INVESTMENT IN THE FUND, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD, OF COURSE, HAVE LOWERED ITS PERFORMANCE. (PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)(1),(2)

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.(R)

FUND MANAGEMENT
PETER M. LOVELL
Vice President, INVESCO Funds Group. BA, Colorado State University; MBA, Regis University. Joined INVESCO in 1994. Began investment career in 1992.

FRITZ MEYER
Vice President, INVESCO Funds Group. BA, Dartmouth College; MBA, Amos Tuck School at Dartmouth College. Joined INVESCO in 1996. Began investment career in 1976.

TIMOTHY J. MILLER, CFA
Chief Investment Officer, INVESCO Funds Group. BSBA, St. Louis University; MBA, University of Missouri in St. Louis. Joined INVESCO in 1992. Began investment career in 1979.

MEET THE NEW MANAGEMENT TEAM EFFECTIVE 7/1/03
GEOFFREY V. KEELING, CFA
Vice President, AIM Capital Management, Inc. BBA, The University of Texas at Austin. Joined AIM in 1995.

ROBERT L. SHOSS, CFA
Vice President, AIM Capital Management, Inc. BA, The University of Texas at Austin; MBA and JD, University of Houston. Joined AIM in 1995.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2003
UNAUDITED

-----------------------------------------------------------------------------------------------------------------
                                                                                 SHARES OR
                                                                                 PRINCIPAL
%      DESCRIPTION                                                                  AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------
GROWTH FUND
93.22  COMMON STOCKS
2.06   AEROSPACE & DEFENSE
       United Technologies                                                            1,600       $      113,328
=================================================================================================================
0.97   ALUMINUM
       Alcoa Inc                                                                      2,100               53,550
=================================================================================================================
5.85   APPLICATION SOFTWARE
       BEA Systems(a)                                                                 6,130               66,572
       Mercury Interactive(a)                                                         1,900               73,359
       SAP AG Sponsored ADR Representing 1/4 Ord Shr                                  1,700               49,674
       Software HOLDRs Trust(b)                                                       4,200              132,636
=================================================================================================================
                                                                                                         322,241
4.36   BIOTECHNOLOGY
       Amgen Inc(a)                                                                   1,300               86,372
       Biotech HOLDRs Trust(b)                                                          800               98,600
       Gilead Sciences(a)                                                             1,000               55,580
=================================================================================================================
                                                                                                         240,552
1.48   BREWERS
       Anheuser-Busch Cos                                                             1,600               81,680
=================================================================================================================
1.23   CABLE & SATELLITE OPERATORS
       EchoStar Communications Class A Shrs(a)                                        1,965               68,028
=================================================================================================================
2.18   COMPUTER STORAGE & PERIPHERALS
       EMC Corp(a)                                                                    6,200               64,914
       Network Appliance(a)                                                           3,400               55,114
=================================================================================================================
                                                                                                         120,028
2.65   DATA PROCESSING SERVICES
       First Data                                                                     1,200               49,728
       Fiserv Inc(a)                                                                  2,700               96,147
=================================================================================================================
                                                                                                         145,875
4.16   DIVERSIFIED BANKS
       Bank of America                                                                1,500              118,545
       Wells Fargo & Co                                                               2,200              110,880
=================================================================================================================
                                                                                                         229,425
8.40   DIVERSIFIED FINANCIAL SERVICES
       American Express                                                               1,500               62,715
       Citigroup Inc                                                                  5,228              223,758
       Goldman Sachs Group                                                              560               46,900
       JP Morgan Chase & Co                                                           3,800              129,884
=================================================================================================================
                                                                                                         463,257

-----------------------------------------------------------------------------------------------------------------
                                                                                 SHARES OR
                                                                                 PRINCIPAL
%      DESCRIPTION                                                                  AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------
1.79   GENERAL MERCHANDISE STORES
       Target Corp                                                                    2,600       $       98,384
=================================================================================================================
3.08   HEALTH CARE EQUIPMENT
       Biomet Inc                                                                     2,000               57,320
       Boston Scientific(a)                                                             900               54,990
       Medtronic Inc                                                                  1,200               57,564
=================================================================================================================
                                                                                                         169,874
2.43   HYPERMARKETS & SUPER CENTERS
       Wal-Mart Stores                                                                2,500              134,175
=================================================================================================================
2.21   INDUSTRIAL CONGLOMERATES
       General Electric                                                               4,255              122,033
=================================================================================================================
2.07   INDUSTRIAL MACHINERY
       Danaher Corp                                                                     900               61,245
       Illinois Tool Works                                                              800               52,680
=================================================================================================================
                                                                                                         113,925
0.52   INTEGRATED OIL & GAS
       Exxon Mobil                                                                      800               28,728
=================================================================================================================
1.27   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Merrill Lynch & Co                                                             1,500               70,020
=================================================================================================================
3.15   INVESTMENT COMPANIES
       DIAMONDS Trust Series 1 Shrs(c)                                                  700               62,937
       Nasdaq-100 Trust Series 1 Shrs(a)                                              3,700              110,815
=================================================================================================================
                                                                                                         173,752
1.00   IT CONSULTING & OTHER SERVICES
       Affiliated Computer Services Class A Shrs(a)                                   1,200               54,876
=================================================================================================================
2.55   MOVIES & ENTERTAINMENT
       AOL Time Warner(a)                                                             5,200               83,668
       Viacom Inc Class B Shrs(a)                                                     1,300               56,758
=================================================================================================================
                                                                                                         140,426
1.30   MULTI-LINE INSURANCE
       American International Group                                                   1,300               71,734
=================================================================================================================
2.50   NETWORKING EQUIPMENT
       Cisco Systems(a)                                                               8,250              137,693
=================================================================================================================
1.06   OIL & GAS EQUIPMENT & SERVICES
       Weatherford International Ltd(a)                                               1,400               58,660
=================================================================================================================
1.35   OIL & GAS EXPLORATION & PRODUCTION
       Apache Corp                                                                    1,140               74,169
=================================================================================================================
1.17   PAPER PRODUCTS
       International Paper                                                            1,800               64,314
=================================================================================================================
0.79   PERSONAL PRODUCTS
       Avon Products                                                                    700               43,540
=================================================================================================================
13.07  PHARMACEUTICALS
       Abbott Laboratories                                                            2,400              105,024
       Johnson & Johnson                                                              2,700              139,590
       Merck & Co                                                                     1,600               96,880
       Pfizer Inc                                                                     6,635              226,585

-----------------------------------------------------------------------------------------------------------------
                                                                                 SHARES OR
                                                                                 PRINCIPAL
%      DESCRIPTION                                                                  AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------
       Teva Pharmaceutical Industries Ltd Sponsored ADR Representing
         Ord Shrs                                                                     1,000       $       56,930
       Wyeth                                                                          2,100               95,655
=================================================================================================================
                                                                                                         720,664
0.63   RAILROADS
       Norfolk Southern                                                               1,800               34,560
=================================================================================================================
1.02   RESTAURANTS
       Starbucks Corp(a)                                                              2,300               56,396
=================================================================================================================
2.71   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                                           6,190               98,174
       Novellus Systems(a)                                                            1,400               51,269
=================================================================================================================
                                                                                                         149,443
5.95   SEMICONDUCTORS
       Intel Corp                                                                     7,800              162,115
       Semiconductor HOLDRs Trust(b)(d)                                               3,100               87,823
       Texas Instruments                                                              4,430               77,968
=================================================================================================================
                                                                                                         327,906
1.18   SOFT DRINKS
       Coca-Cola Co                                                                   1,400               64,974
=================================================================================================================
7.08   SYSTEMS SOFTWARE
       Microsoft Corp                                                                 7,880              201,807
       Oracle Corp(a)                                                                 5,885               70,738
       Symantec Corp(a)                                                                 400               17,544
       VERITAS Software(a)                                                            3,500              100,345
=================================================================================================================
                                                                                                         390,434
       TOTAL COMMON STOCKS (COST $4,640,805)                                                           5,138,644
=================================================================================================================
8.22   SHORT-TERM INVESTMENTS
1.63   Investment Companies
       INVESCO Treasurer's Series Money Market Reserve Fund(e)(f), 1.047%,
         (Cost $89,900)                                                               89,900              89,900
=================================================================================================================
6.59   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated 6/30/2003 due 7/1/2003 at
         1.080%, repurchased at $363,011 (Collateralized by Federal Home Loan
         Bank, Consolidated Bonds, Quarterly Floating Rate due 12/29/2003 at
         0.935%, value $380,030) (Cost $363,000)                                  $  363,000             363,000
=================================================================================================================
       TOTAL SHORT-TERM INVESTMENTS (COST $452,900)                                                      452,900
=================================================================================================================
101.44 TOTAL INVESTMENTS AT VALUE
        (COST $5,093,705)                                                                              5,591,544
=================================================================================================================
(1.44) OTHER ASSETS LESS LIABILITIES                                                                     (79,449)
=================================================================================================================
100.00 NET ASSETS AT VALUE                                                                        $    5,512,095
=================================================================================================================

(a)  Security is non-income producing.

(b)  HOLDRs - Holding Company Depositary Receipts.

(c) DIAMONDS Trust Series 1 is a unit investment trust that issues securities called "DIAMONDS". DIAMONDS represent an undivided ownership interest in a portfolio of all the common stocks of the Dow Jones Industrial Average.

(d) Loaned security, a portion or all of the security is on loan at June 30, 2003.

(e) The security is purchased with the cash collateral received from securities on loan (Note 5).

(f)  Security is an affiliated company (Note 4).

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2003
UNAUDITED
                                                                         GROWTH
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                                                  $    5,093,705
================================================================================
  At Value(a)(b)                                                 $    5,591,544
Cash                                                                      6,739
Receivables:
  Fund Shares Sold                                                        5,285
  Dividends and Interest                                                  2,372
Prepaid Expenses and Other Assets                                         1,261
================================================================================
TOTAL ASSETS                                                          5,607,201
================================================================================
LIABILITIES
Payables:
  Fund Shares Repurchased                                                   126
  Securities Loaned                                                      89,900
Accrued Expenses and Other Payables                                       5,080
================================================================================
TOTAL LIABILITIES                                                        95,106
================================================================================
NET ASSETS AT VALUE                                              $    5,512,095
================================================================================
NET ASSETS
Paid-in Capital(c)                                               $   10,999,055
Accumulated Undistributed Net Investment Loss                            (8,732)
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                              (5,976,067)
Net Appreciation of Investment Securities                               497,839
================================================================================
NET ASSETS AT VALUE                                              $    5,512,095
================================================================================
Shares Outstanding                                                    1,030,225
NET ASSET VALUE, Offering and Redemption Price per Share         $         5.35
================================================================================

(a) Investment securities at cost and value at June 30, 2003 includes a repurchase agreement of $363,000.

(b) Investment securities at cost and value at June 30, 2003 includes $87,513 of securities loaned (Note 5).

(c) The INVESCO Variable Investment Funds, Inc. have 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
                                                                         GROWTH
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $       26,350
Interest                                                                    805
Securities Loaned Income                                                     42
================================================================================
  TOTAL INCOME                                                           27,197
================================================================================
EXPENSES
Investment Advisory Fees                                                 20,277
Administrative Services Fees                                             11,322
Custodian Fees and Expenses                                               4,518
Directors' Fees and Expenses                                              4,411
Professional Fees and Expenses                                            8,577
Registration Fees and Expenses                                              147
Reports to Shareholders                                                   2,694
Transfer Agent Fees                                                       2,500
Other Expenses                                                              426
================================================================================
  TOTAL EXPENSES                                                         54,872
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser           (18,861)
  Fees and Expenses Paid Indirectly                                        (228)
================================================================================
     NET EXPENSES                                                        35,783
================================================================================
NET INVESTMENT LOSS                                                      (8,586)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                             (101,066)
Change in Net Appreciation/Depreciation of Investment Securities        718,297
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                       617,231
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $      608,645
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
GROWTH FUND

                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                        JUNE 30     DECEMBER 31
--------------------------------------------------------------------------------
                                                           2003            2002
                                                      UNAUDITED
OPERATIONS
Net Investment Loss                                 $    (8,586)   $    (31,281)
Net Realized Loss                                      (101,066)     (2,206,395)
Change in Net Appreciation/Depreciation                 718,297         (54,887)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS   608,645      (2,292,563)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                         1,206,532       3,139,439
Amounts Paid for Repurchases of Shares                 (861,087)     (1,298,905)
================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                          345,445       1,840,534
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                 954,090        (452,029)
NET ASSETS
Beginning of Period                                   4,558,005       5,010,034
================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($8,732) and ($146),
  respectively)                                     $ 5,512,095    $  4,558,005
================================================================================

          -----------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                             241,814         519,171
Shares Repurchased                                     (177,780)       (200,792)
================================================================================
NET INCREASE IN FUND SHARES                              64,034         318,379
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Core Equity Fund, Dynamics Fund, Financial Services Fund, Growth Fund (the "Fund", presented herein), Health Sciences Fund, High Yield Fund, Leisure Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek long-term capital growth. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended June 30, 2003, there were no such investments by the Fund.

The Fund may have elements of risk due to investments in specific industries. Such investments may subject the Fund to additional risks resulting from future political or economic conditions.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax components of the Fund at June 30, 2003 include:

   Cost of Investments for Tax Purposes                            $  5,416,858
                                                                   ============

   Gross Tax Unrealized Appreciation                               $    394,551
   Gross Tax Unrealized Depreciation                                    219,865
                                                                   ------------
   Net Tax Appreciation on Investments                             $    174,686
                                                                   ============

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders. Deferred post-October 31 capital losses at December 31, 2002, were $128,937.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.85% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.265% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Fund. IFG is entitled to reimbursement from the Fund for fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause the fund to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the six months ended June 30, 2003, the reimbursement that may potentially be made by the Fund to IFG and that will expire during the years ended December 31, 2005 and 2006, are $24,625 and $18,800, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $2,674,865 and $2,600,606, respectively. There were no purchases or sales of U.S. Government Securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the six months ended June 30, 2003, included in Directors' Fees and Expenses in the Statement of Operations were $33, and pension liability included in Accrued Expenses in the Statement of Assets and Liabilities was $65.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the six months ended June 30, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                   REALIZED
                                   PURCHASES                   SALES         GAIN (LOSS) ON
                      -------------------------------------------------------    INVESTMENT         VALUE AT
AFFILIATE                SHARES            COST       SHARES        PROCEEDS     SECURITIES        6/30/2003
-------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                  578,200       $ 578,200         488,300    $ 488,300       $      0       $   89,900

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations.

NOTE 5 -- SECURITIES LOANED. The Fund has entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of June 30, 2003 the Fund has on loan securities valued at $87,513 and cash collateral of $89,900 has been invested in the INVESCO Treasurer's Series Money Market Reserve Fund and is disclosed in the Statement of Investment Securities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. Of the securities lending income received, $42 was received from investments in INVESCO Treasurer's Series Money Market Reserve Fund.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total net assets for temporary or emergency purposes. During the six months ended June 30, 2003, there were no such borrowings and/or lendings for the Fund.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the six months ended June 30, 2003, there were no such borrowings for the Fund.

FINANCIAL HIGHLIGHTS
GROWTH FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                        SIX MONTHS
                                             ENDED
                                           JUNE 30                           YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------------------------------------------
                                             2003         2002         2001         2000         1999         1998
                                         UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period   $   4.72     $   7.73    $   13.87    $   18.45    $   14.49    $   10.69
====================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Loss(b)                      (0.01)       (0.00)       (0.00)       (0.11)       (0.00)       (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)             0.64        (3.01)       (6.14)       (4.16)        4.21         4.14
====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS             0.63        (3.01)       (6.14)       (4.27)        4.21         4.14
====================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income         0.00         0.00         0.00         0.00         0.00         0.04
Distributions from Capital Gains             0.00         0.00         0.00         0.31         0.25         0.30
====================================================================================================================
TOTAL DISTRIBUTIONS                          0.00         0.00         0.00         0.31         0.25         0.34
====================================================================================================================
Net Asset Value -- End of Period         $   5.35     $   4.72    $    7.73    $   13.87    $   18.45    $   14.49
====================================================================================================================

TOTAL RETURN(c)                            13.35%(d)   (38.94%)     (44.27%)     (23.24%)      29.17%       38.99%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                         $  5,512     $  4,558    $  5,010     $  3,741     $   1,032    $    371
Ratio of Expenses to Average Net
  Assets(e)(f)                              0.75%(d)     1.51%       1.52%        1.85%         1.87%       1.57%
Ratio of Net Investment Loss to
  Average Net Assets(f)                    (0.18%)(d)   (0.70%)     (0.96%)      (0.58%)       (0.38%)     (0.07%)
Portfolio Turnover Rate                       56%(d)      153%        120%         148%          114%         78%

(a)  The per share information was computed based on average shares for the year ended December 31, 2000.

(b)  Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended December
     31, 2002, 2001, 1999 and 1998.

(c)  Total Return does not reflect expenses that apply to the related  insurance policies,  and inclusion  of these  charges  would reduce the total return figures for the periods shown.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Fund,  less  Expenses  Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f)  Various expenses of the Fund were  voluntarily  absorbed by IFG for the six months ended June 30,
     2003 and the years ended  December  31,  2002,  2001, 2000, 1999 and 1998. If such expenses had not been  voluntarily  absorbed, ratio of  expenses  to average  net assets  would have been
     1.14%,  2.37%, 2.32%, 2.88%, 8.99% and 12.04%,  respectively,  and ratio of net investment loss to average  net  assets  would have been  (0.57%), (1.56%), (1.76%), (1.61%), (7.50%)
     and (10.54%), respectively.

                                   YOU SHOULD
                                    KNOW WHAT
                                INVESCO KNOWS(R)











[INVESCO ICON] INVESCO(R)

1-888-436-3863

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus. We encourage you to obtain from your advisor a personal illustration of historical performance which reflects the cost of the insurance protection from the insurance company.

S16   900487  7/03
I-VIGRO-SAR-1

                                                                     APPENDIX VI


KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-HIGH YIELD FUND






                                       ANNUAL












ANNUAL REPORT | DECEMBER 31, 2002   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                    December 2002
     After two years of declines in the stock market, investors had hoped to see an improvement in 2002. Instead, the market continued downward, with the major stock indexes registering their third consecutive annual loss for the first time in 60 years.

     There were a number of factors responsible for the year's swoon. First, a series of corporate accounting scandals dominated the news well into the summer months, tainting investor perception of the market. Furthermore, geopolitical uncertainty persisted throughout the year to varying degrees, as threats of terrorist attacks, a nuclear standoff between India and Pakistan, speculation regarding U.S. intentions toward Iraq, and North Korea's refusal to obey a 1994 arms agreement all clouded the landscape. In addition, oil prices surged to two-year highs by the end of 2002, pressured by strikes in Venezuela and concerns over a potential war with Iraq.

     Meanwhile, a generally weak economy and disappointing corporate earnings were ongoing stories. Although a few rallies were ignited by hopes that a recovery might be forthcoming -- most notably, a two-month surge that began in October -- they could not be sustained in such an uncertain environment.

     Meanwhile, investors flocked to investments with a defensive reputation. Fixed-income securities advanced, benefiting from the flight-to-quality trend as well as the Federal Reserve's decision to leave interest rates unchanged until November, when a surprisingly steep 50-basis point cut was implemented. Gold stocks and real estate investment trusts were other top performers. Conversely, high-growth sectors, including technology and telecommunications, declined.

     As the year came to a close, investors were still seeking direction. On the one hand, the situation with Iraq remained a wild card, and doubts about the resiliency of consumer spending began to emerge. On the other hand, a newly elected Republican-majority Congress and President Bush's new economic plan inspired hope for business-friendly fiscal policy going forward. Overall, few economic analysts foresee a fourth year of broad stock declines, but it will likely take some decisive and lasting signs of improvement before investors regain confidence.

VIF-HIGH YIELD FUND
     The line graph below illustrates, for the period from inception through December 31, 2002, the value of a $10,000 investment in the fund, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance. (Past performance is not a guarantee of future results.)(1),(2)

LINE GRAPH:  VIF - HIGH YIELD FUND
     This line graph compares the value of a $10,000 investment in VIF - High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Master Trust Index(2) assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (5/94) through 12/31/02.

        VIF - HIGH YIELD FUND     MERRILL LYNCH HIGH YIELD MASTER TRUST INDEX(2)

5/94    $10,000                   $10,000
12/94   $10,060                   $10,225
12/95   $12,048                   $12,261
12/96   $14,047                   $13,617
12/97   $16,482                   $15,364
12/98   $16,716                   $15,926
12/99   $18,253                   $16,176
12/00   $16,121                   $15,563
12/01   $13,714                   $16,528
12/02   $13,536                   $16,340

     For the 12-month period ended December 31, 2002, the value of VIF-High Yield Fund declined 1.30%. In comparison, the Merrill Lynch High Yield Master Trust Index declined 1.14% during that same period. (Of course, past performance is no guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                               VIF-HIGH YIELD FUND
               AVERAGE ANNUALIZED TOTAL RETURN AS OF 12/31/02(1)

1 year                                    (1.30%)
--------------------------------------------------------------------------------
5 years                                   (3.86%)
--------------------------------------------------------------------------------
Since inception (5/94)                     3.58%
--------------------------------------------------------------------------------

     For the most part, high yield bonds enjoyed a stable year, supported by falling interest rates. However, high yield bonds issued by telecommunications-related companies endured a difficult year, as the group was plagued by bankruptcies. Had it not been for its overexposure to these companies, the fund likely would have recorded a gain during the year. Aside from telecom, the fund benefited from healthy gains in a number of different sectors, our exposure to which was a direct result of the steps we took earlier in the year to increase the fund's diversification. Areas of strength included the fund's gaming, paper, health care, and media bonds.

     Looking ahead, the market's technicals appear favorable, as the new issue calendar appears lighter than normal. Fundamentally, we are slightly less optimistic. Year-end credit spreads seemed to be discounting 4% annualized gross domestic product growth, and we expect the actual number to fall short of those expectations. Perhaps January's economic data, which will reflect on December's economic activity, will be more encouraging. Looking further into 2003, we believe the second half of the year will likely see moderate improvement.

     Until then, we remain cautious and continue to diversify the portfolio, while continuing to look for opportunities in specific areas of the market. Given how volatile investor sentiment has been, if the market's enthusiasm becomes overdone, we will consider making modest upgrades to the fund's credit profile by adding higher quality issues.

FUND MANAGEMENT
ROBERT J. HICKEY
     Vice President, INVESCO Funds Group. BA, University of Wisconsin; MBA, Kellogg Graduate School of Management at Northwestern University. Joined INVESCO in 2001. Began investment career in 1988.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE MERRILL LYNCH HIGH YIELD MASTER TRUST INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE HIGH YIELD BOND MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

THE FUND INVESTS PRIMARILY IN HIGH YIELD BONDS, SOME OF WHICH MAY BE RATED BELOW INVESTMENT GRADE. THESE HIGH YIELD BONDS MAY BE MORE SUSCEPTIBLE THAN HIGHER-GRADE BONDS TO REAL OR PERCEIVED ADVERSE ECONOMIC OR INDUSTRY CONDITIONS. THE SECONDARY MARKET, ON WHICH HIGH YIELD BONDS ARE TRADED, MAY ALSO BE LESS LIQUID THAN THE MARKET FOR HIGHER-GRADE BONDS.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2002

                                                                     SHARES OR
                                                                     PRINCIPAL
%      DESCRIPTION                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
HIGH YIELD FUND
93.34  FIXED INCOME SECURITIES -- CORPORATE BONDS
0.42   AEROSPACE & DEFENSE
       L-3 Communications, Sr Sub Notes(a), 7.625%, 6/15/2012     $    225,000   $    231,750
===============================================================================================
0.47   AIR FREIGHT & COURIERS
       Petroleum Helicopters, Sr Secured Notes, Series B,
         9.375%, 5/1/2009                                         $    250,000        262,813
===============================================================================================
3.25   ALTERNATIVE CARRIERS
       Allegiance Telecom, Sr Discount Step-Up Notes, Series B(j)
         Zero Coupon(b), 2/15/2008                                $  2,400,000        468,000
       Level 3 Communications, Sr Discount Step-Up Notes,
         Zero Coupon(b), 12/1/2008                                $  2,840,000      1,341,900
===============================================================================================
                                                                                    1,809,900
2.41   AUTO PARTS & EQUIPMENT
       American Axle & Manufacturing, Sr Sub Notes, 9.750%,
         3/1/2009                                                 $    100,000        107,250
       Dana Corp, Sr Notes, 10.125%, 3/15/2010                    $    200,000        202,500
       Dura Operating, Sr Notes, Series B, 8.625%, 4/15/2012      $    170,000        170,850
       Lear Corp, Gtd Sr Notes, Series B, 7.960%, 5/15/2005       $    250,000        256,562
       Metaldyne Corp, Notes, 11.000%, 6/15/2012                  $    225,000        184,500
       Universal Compression, Sr Discount Step-Up Notes
         Zero Coupon(b), 2/15/2008                                $    405,000        417,150
===============================================================================================
                                                                                    1,338,812
4.30   BROADCASTING -- RADIO/TV
       Acme Television LLC/Acme Financial Sr Discount Notes,
         Series B 10.875%, 9/30/2004                              $    265,000        269,637
       Allbritton Communications, Sr Sub Notes(a), 7.750%,
         12/15/2012                                               $    240,000        240,300
       Chancellor Media of Los Angeles, Sr Sub Notes,
         Series B, 8.750%, 6/15/2007                              $    500,000        521,875
       Gray Television, Sr Sub Notes, 9.250%, 12/15/2011          $    430,000        462,787
       Sinclair Broadcast Group, Sr Sub Notes
         8.750%, 12/15/2011                                       $    460,000        495,075
         8.000%(a), 3/15/2012                                     $    225,000        234,563
       XM Satellite Radio, Sr Secured Notes, 14.000%, 3/15/2010   $    250,000        170,000
===============================================================================================
                                                                                    2,394,237
3.95   CABLE & SATELLITE OPERATORS
       Adelphia Communications, Sr Notes(c)(d), 10.250%,
         6/15/2011                                                $    250,000         96,250
       Century Communications, Sr Notes(c)(d), 9.500%, 3/1/2005   $    100,000         26,000
       Charter Communications Holdings LLC/Charter
         Communications Holdings Capital, Sr Notes, 8.250%,
         4/1/2007                                                 $    950,000        422,750
       EchoStar DBS, Sr Notes, 9.125%, 1/15/2009                  $    270,000        284,175
       Star Choice Communications, Sr Secured Notes, 13.000%,
         12/15/2005                                               $  1,450,000      1,370,250
===============================================================================================
                                                                                    2,199,425
10.01  CASINOS & GAMING
       Argosy Gaming, Sr Sub Notes, 9.000%, 9/1/2011              $    415,000        439,381
       Chumash Casino & Resort Enterprise, Sr Notes(a),
         9.000%, 7/15/2010                                        $    215,000        227,900

                                                                     SHARES OR
                                                                     PRINCIPAL
%      DESCRIPTION                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
       Hollywood Casino, Sr Secured Notes, 11.250%, 5/1/2007      $    400,000   $    432,000
       Hollywood Park/Hollywood Park Operating, Sr Sub Notes
         Series B, 9.500%, 8/1/2007                               $    300,000        267,000
       Isle of Capri Casinos, Sr Sub Notes, Series B, 8.750%,
         4/15/2009                                                $    500,000        513,750
       Mandalay Resort Group
         Sr Notes, 9.500%, 8/1/2008                               $    500,000        553,750
         Sr Sub Notes, 9.375%, 2/15/2010                          $    350,000        376,250
       Mohegan Tribal Gaming Authority, Sr Sub Notes,
         Series B, 8.375%, 7/1/2011                               $  1,000,000      1,051,250
       Park Place Entertainment, Sr Sub Notes
         8.125%, 5/15/2011                                        $    635,000        658,813
         7.875%, 12/15/2005                                       $    250,000        254,375
       Penn National Gaming, Sr Sub Notes, Series B, 11.125%,
         3/1/2008                                                 $    600,000        657,000
       Resorts International Hotel & Casino, 1st Mortgage Notes
         11.500%, 3/15/2009                                       $    150,000        135,750
===============================================================================================
                                                                                    5,567,219
0.76   CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
       Cummins Inc, Sr Notes(a), 9.500%, 12/1/2010                $    250,000        266,250
       Terex Corp, Sr Sub Notes, 9.250%, 7/15/2011                $    170,000        154,913
===============================================================================================
                                                                                      421,163
2.05   DISTRIBUTORS
       Ferrellgas Partners LP, Sr Notes, 8.750%, 6/15/2012        $    565,000        584,775
       Herbalife International, Sr Sub Notes(a), 11.750%,
         7/15/2010                                                $     75,000         74,906
       National Waterworks, Sr Sub Notes(a), 10.500%, 12/1/2012   $    320,000        334,000
       United Auto Group, Sr Sub Notes(a), 9.625%, 3/15/2012      $    150,000        145,500
===============================================================================================
                                                                                    1,139,181
1.89   DIVERSIFIED CHEMICALS
       FMC Corp, Sr Secured Notes(a), 10.250%, 11/1/2009          $    215,000        232,200
       Huntsman International LLC, Sr Notes, 9.875%, 3/1/2009     $    500,000        500,000
       Lyondell Chemical, Sr Secured Notes
         Series B, 9.875%, 5/1/2007                               $    150,000        144,000
         11.125%, 7/15/2012                                       $    175,000        172,375
===============================================================================================
                                                                                    1,048,575
0.32   DIVERSIFIED COMMERCIAL SERVICES
       Iron Mountain, Sr Notes, 8.125%, 5/15/2008                 $    175,000        178,938
===============================================================================================
1.02   DIVERSIFIED FINANCIAL SERVICES
       Madison River Capital LLC/Madison River Finance
         Sr Notes, Series B, 13.250%, 3/1/2010                    $  1,000,000        570,000
===============================================================================================
4.76   ELECTRIC UTILITIES
       CMS Energy, Sr Notes, Series B, 6.750%, 1/15/2004          $    560,000        520,800
       Consumers Energy, 1st & Refunding Mortgage, 7.375%,
         9/15/2023                                                $    325,000        314,743
       El Paso Electric, 1st Mortgage Notes, Series D, 8.900%,
         2/1/2006                                                 $    400,000        404,105
       Mission Energy Holdings, Sr Secured Notes, 13.500%,
         7/15/2008                                                $    660,000        151,800
       Nevada Power, General & Refunding Mortgage Notes(a),
         10.875%, 10/15/2009                                      $    170,000        171,700
       Niagara Mohawk Power, 1st Mortgage Notes, 9.750%,
         11/1/2005                                                $    925,000      1,082,525
===============================================================================================
                                                                                    2,645,673

                                                                     SHARES OR
                                                                     PRINCIPAL
%      DESCRIPTION                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
0.96   ELECTRONIC EQUIPMENT & INSTRUMENTS
       PerkinElmer Inc, Sr Sub Notes(a), 8.875%, 1/15/2013        $    440,000   $    433,400
       Sanmina-SCI Corp, Sr Secured Notes(a), 10.375%, 1/15/2010  $    100,000        101,000
===============================================================================================
                                                                                      534,400
1.36   ENVIRONMENTAL SERVICES
       Allied Waste North America
         Sr Notes, Series B, 8.875%, 4/1/2008                     $    150,000        152,250
         Sr Secured Notes(a), 9.250%, 9/1/2012                    $    275,000        281,875
       IESI Corp, Sr Sub Notes(a), 10.250%, 6/15/2012             $     95,000         91,675
       Synagro Technologies, Sr Sub Notes, 9.500%, 4/1/2009       $    220,000        229,350
===============================================================================================
                                                                                      755,150
1.30   FOOD DISTRIBUTORS
       Fleming Cos, Sr Notes, 9.250%, 6/15/2010                   $    225,000        176,625
       Roundy's Inc, Sr Sub Notes
         Series B, 8.875%, 6/15/2012                              $    225,000        220,500
         8.875%(a), 6/15/2012                                     $    330,000        323,400
===============================================================================================
                                                                                      720,525
0.23   FOREST PRODUCTS
       Pope & Talbot, Sr Notes, 8.375%, 6/1/2013                  $    150,000        130,125
===============================================================================================
0.52   HEALTH CARE EQUIPMENT
       Advanced Medical Optics, Sr Sub Notes, 9.250%, 7/15/2010   $    280,000        288,400
===============================================================================================
1.89   HEALTH CARE FACILITIES
       Alderwoods Group, Sr Notes, 12.250%, 1/2/2009              $    360,000        327,600
       Extendicare Health Services, Sr Notes(a), 9.500%, 7/1/2010 $    355,000        344,350
       Tenet Healthcare, Sr Notes, 6.500%, 6/1/2012               $    115,000        104,075
       United Surgical Partners International, Sr Sub Notes,
         10.000%, 12/15/2011                                      $    270,000        276,750
===============================================================================================
                                                                                    1,052,775
2.41   HOMEBUILDING
       D.R. Horton, Sr Notes, 8.000%, 2/1/2009                    $    600,000        600,000
       Lennar Corp, Sr Notes, 7.625%, 3/1/2009                    $    500,000        515,000
       Ryland Group, Sr Notes, 9.750%, 9/1/2010                   $    205,000        224,475
===============================================================================================
                                                                                    1,339,475
2.53   HOTELS & RESORTS
       Host Marriott LP, Sr Notes, Series I, 9.500%, 1/15/2007    $    500,000        507,500
       John Q Hammons Hotels LP/John Q Hammons Hotels
         Finance III 1st Mortgage Notes, Series B, 8.875%,
         5/15/2012                                                $    420,000        422,100
       Wynn Las Vegas LLC/Wynn Las Vegas Capital, 2nd Mortgage
         Notes 12.000%, 11/1/2010                                 $    475,000        479,750
===============================================================================================
                                                                                    1,409,350
0.19   INDUSTRIAL MACHINERY
       Rexnord Corp, Sr Sub Notes(a), 10.125%, 12/15/2012         $    105,000        107,625
===============================================================================================
6.67   INTEGRATED TELECOMMUNICATION SERVICES
       Block Communications, Sr Sub Notes, 9.250%, 4/15/2009      $    375,000        387,187
       CFW Communications, Sr Notes, 13.000%, 8/15/2010           $    750,000        202,500
       COLT Telecom Group PLC, Sr Discount Notes, 12.000%,
         12/15/2006                                               $    820,000        549,400
       Crown Castle International, Sr Notes, 9.375%, 8/1/2011     $    500,000        415,000

                                                                     SHARES OR
                                                                     PRINCIPAL
%      DESCRIPTION                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
       Diamond Cable Communications PLC, Sr Discount Notes
         11.750%(c)(d), 12/15/2005                                $    920,000   $     82,800
         10.750%(c)(d), 2/15/2007                                 $    995,000         89,550
       GCI Inc, Sr Notes, 9.750%, 8/1/2007                        $    395,000        316,000
       MetroNet Communications, Sr Discount Step-Up Notes(j)
         Zero Coupon(b), 6/15/2008                                $  3,400,000        493,000
       NEXTLINK Communications LLC
         Sr Discount Step-Up Notes(c), Zero Coupon(b), 4/15/2008  $  1,000,000          1,250
         Sr Notes(c), 10.750%, 11/15/2008                         $    500,000            625
       NEXTLINK Communications LLC/NEXTLINK Capital
         Sr Notes(c), 12.500%, 6/15/2006                          $    940,000          1,175
       US WEST Communications, Notes, 7.200%, 11/1/2004           $  1,235,000      1,173,250
===============================================================================================
                                                                                    3,711,737
2.27   LEISURE FACILITIES
       Intrawest Corp, Sr Notes
         10.500%(a), 2/1/2010                                     $     95,000         99,750
         9.750%, 8/15/2008                                        $    250,000        255,000
       Regal Cinemas, Sr Sub Notes, Series B, 9.375%, 2/1/2012    $    325,000        346,125
       Six Flags, Sr Notes, 8.875%, 2/1/2010                      $    600,000        564,000
===============================================================================================
                                                                                    1,264,875
0.63   MANAGED HEALTH CARE
       Rotech Healthcare, Sr Sub Notes(a), 9.500%, 4/1/2012       $    350,000        350,438
===============================================================================================
0.37   METAL & GLASS CONTAINERS
       BWay Corp, Sr Sub Notes(a), 10.000%, 10/15/2010            $    200,000        207,500
===============================================================================================
2.48   MOVIES & ENTERTAINMENT
       AMC Entertainment, Sr Sub Notes, 9.875%, 2/1/2012          $  1,400,000      1,379,000
===============================================================================================
2.73   MULTI-UTILITIES
       AES Corp, Sr Secured Notes(a), 10.000%, 7/15/2005          $    459,000        436,050
       Aquila Inc
         Notes(a), 14.375%, 7/1/2012                              $    375,000        296,250
         Sr Notes, 8.700%, 2/1/2011                               $    110,000         74,237
       Western Resources, Notes, 6.250%, 8/15/2018                $    745,000        715,200
===============================================================================================
                                                                                    1,521,737
0.23   NATURAL GAS PIPELINES
       Plains All American Pipeline LLC/Plains All American
         Pipeline Finance Sr Notes(a), 7.750%, 10/15/2012         $    125,000        130,000
===============================================================================================
2.57   OIL & GAS DRILLING
       Pride International, Sr Notes, 10.000%, 6/1/2009           $  1,000,000      1,080,000
       Westport Resources, Sr Sub Notes(a), 8.250%, 11/1/2011     $    335,000        351,750
===============================================================================================
                                                                                    1,431,750
3.04   OIL & GAS EQUIPMENT & SERVICES
       Grant Prideco, Sr Notes
         Series B, 9.625%, 12/1/2007                              $    525,000        556,500
         9.000%(a), 12/15/2009                                    $    210,000        218,400
       Gulfmark Offshore, Sr Notes, 8.750%, 6/1/2008              $    450,000        454,500

                                                                     SHARES OR
                                                                     PRINCIPAL
%      DESCRIPTION                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
       Trico Marine Services, Sr Notes, 8.875%, 5/15/2012         $    500,000   $    462,500
===============================================================================================
                                                                                    1,691,900
4.91   OIL & GAS EXPLORATION, PRODUCTION & TRANSPORTATION
       Chesapeake Energy, Sr Notes, 8.125%, 4/1/2011              $    500,000        515,000
       Forest Oil, Sr Notes, 8.000%, 6/15/2008                    $    505,000        532,775
       Parker & Parsley Petroleum, Sr Notes, 8.875%, 4/15/2005    $    450,000        482,675
       Vintage Petroleum
         Sr Notes, 8.250%, 5/1/2012                               $    605,000        629,200
         Sr Sub Notes, 9.000%, 12/15/2005                         $    570,000        572,850
===============================================================================================
                                                                                    2,732,500
0.47   OIL & GAS REFINING & MARKETING
       Tesoro Petroleum, Sr Sub Notes, 9.625%, 4/1/2012           $    400,000        260,000
===============================================================================================
0.40   PACKAGED FOODS & MEATS
       Del Monte, Sr Sub Notes(a), 8.625%, 12/15/2012             $    220,000        224,400
===============================================================================================
1.64   PAPER PACKAGING
       Appleton Papers, Sr Sub Notes, Series B, 12.500%,
         12/15/2008                                               $    435,000        475,781
       Chesapeake Corp, Deb, 7.200%, 3/15/2005                    $    125,000        118,750
       Graphic Packaging, Sr Sub Notes, 8.625%, 2/15/2012         $    300,000        315,750
===============================================================================================
                                                                                      910,281
2.63   PAPER PRODUCTS
       Abitibi-Consolidated Inc, Notes, 6.950%, 4/1/2008          $    500,000        517,434
       Bear Island Paper LLC/Bear Island Finance II, Sr
         Secured Notes Series B, 10.000%, 12/1/2007               $    400,000        340,500
       Jefferson Smurfit, Sr Notes(a), 8.250%, 10/1/2012          $    150,000        153,000
       MDP Acquisitions PLC, Sr Notes(a), 9.625%, 10/1/2012       $    435,000        452,400
===============================================================================================
                                                                                    1,463,334
1.32   PHARMACEUTICALS
       aaiPharma Inc, Sr Sub Notes, 11.000%, 4/1/2010             $    450,000        450,000
       AmerisourceBergen Corp, Sr Notes(a), 7.250%, 11/15/2012    $    275,000        281,875
===============================================================================================
                                                                                      731,875
2.52   PUBLISHING & PRINTING
       Dex Media East LLC/Dex Media East Finance
         Sr Notes(a), 9.875%, 11/15/2009                          $    325,000        347,750
         Sr Sub Notes(a), 12.125%, 11/15/2012                     $    100,000        110,750
       Hollinger International Publishing, Sr Notes(a), 9.000%,
         12/15/2010                                               $    185,000        186,619
       Mail-Well Inc, Sr Notes, 9.625%, 3/15/2012                 $    610,000        542,900
       Nebraska Book, Sr Sub Notes, 8.750%, 2/15/2008             $    220,000        215,600
===============================================================================================
                                                                                    1,403,619
0.47   REAL ESTATE INVESTMENT TRUSTS
       Ventas Realty LP/Ventas Capital, Sr Notes, 8.750%,
         5/1/2009                                                 $    255,000        263,925
===============================================================================================
2.19   REAL ESTATE MANAGEMENT & DEVELOPMENT
       Choctaw Resort Development, Sr Notes, 9.250%, 4/1/2009     $    235,000        248,512
       Corrections Corp of America, Sr Notes(a), 9.875%, 5/1/2009 $    915,000        969,900
===============================================================================================
                                                                                    1,218,412
1.27   SPECIALTY CHEMICALS
       IMC Global, Sr Notes, 11.250%, 6/1/2011                    $    425,000        456,875

                                                                     SHARES OR
                                                                     PRINCIPAL
%      DESCRIPTION                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
       Millennium America, Sr Notes(a), 9.250%, 6/15/2008         $    215,000   $    224,137
       Resolution Performance, Sr Sub Notes, 13.500%, 11/15/2010  $     25,000         26,375
===============================================================================================
                                                                                      707,387
1.31   SPECIALTY STORES
       Cole National Group, Sr Sub Notes, 8.875%, 5/15/2012       $    100,000         94,000
       Hollywood Entertainment, Sr Sub Notes, 9.625%, 3/15/2011   $    220,000        224,400
       Sonic Automotive, Sr Sub Notes, Series D, 11.000%,
         8/1/2008                                                 $    100,000        102,000
       United Rentals, Sr Sub Notes, Series B, 8.800%, 8/15/2008  $    390,000        311,025
===============================================================================================
                                                                                      731,425
1.40   STEEL
       Jarden Corp, Sr Sub Notes, 9.750%, 5/1/2012                $    265,000        270,300
       Steel Dynamics, Sr Notes, 9.500%, 3/15/2009                $    485,000        508,038
===============================================================================================
                                                                                      778,338
0.66   TEXTILES
       Collins & Aikman Floorcoverings, Sr Sub Notes, 9.750%,
         2/15/2010                                                $    100,000        100,000
       Simmons Co, Sr Sub Notes, Series B, 10.250%, 3/15/2009     $    250,000        265,000
===============================================================================================
                                                                                      365,000
4.16   WIRELESS TELECOMMUNICATION SERVICES
       Nextel Communications, Sr Serial Redeemable Notes
         9.500%, 2/1/2011                                         $    190,000        171,000
         9.375%, 11/15/2009                                       $    400,000        362,000
       NII Holdings Ltd, Secured Sr Discount Step-Up Notes,
         Zero Coupon(b), 11/1/2009                                $     99,685         73,767
       Rural Cellular, Sr Sub Notes, 9.750%, 1/15/2010            $    600,000        360,000
       Triton PCS, Sr Sub Discount Step-Up Notes, Zero
         Coupon(b), 5/1/2008                                      $  1,000,000        832,500
       UbiquiTel Operating, Sr Sub Discount Step-Up Notes,
         Zero Coupon(b), 4/15/2010                                $    750,000         45,000
       US Unwired, Sr Sub Discount Step-Up Notes, Series B,
         Zero Coupon(b), 11/1/2009                                $    800,000         48,000
       VoiceStream Wireless, Sr Notes, 10.375%, 11/15/2009        $    400,000        420,000
===============================================================================================
                                                                                    2,312,267
       TOTAL FIXED INCOME SECURITIES (AMORTIZED COST $61,842,466)                  51,937,211
===============================================================================================
0.24   COMMON STOCKS & WARRANTS
0.00   BROADCASTING -- RADIO/TV
       XM Satellite Radio Warrants(a)(e) (Exp 2010)                        250            125
===============================================================================================
0.01   INTEGRATED TELECOMMUNICATION SERVICES
       Focal Communications(e)                                          13,945            697
       McLeodUSA Inc Class A Warrants(e) (Exp 2007)                      8,399          2,940
       Ntelos Inc Warrants(a)(e) (Exp 2010)                                750          1,125
       STARTEC Global Communications Warrants(d)(e)(i) (Exp 2008)          150              2
===============================================================================================
                                                                                        4,764
0.00   INTERNET SOFTWARE & SERVICES
       Wam!Net Warrants(a)(e) (Exp 2005)                                   900              9
===============================================================================================
0.23   WIRELESS TELECOMMUNICATION SERVICES
       NII Holdings Class B Shrs(e)                                     10,787        126,747
===============================================================================================
       TOTAL COMMON STOCKS & WARRANTS (COST $1,109,676)                               131,645
===============================================================================================
3.27   PREFERRED STOCKS
0.03   INTEGRATED TELECOMMUNICATION SERVICES
       McLeodUSA Inc, Conv Pfd, Series A Shrs, 2.500%                    3,789         15,535
===============================================================================================

                                                                     SHARES OR
                                                                     PRINCIPAL
%      DESCRIPTION                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
1.03   MOVIES & ENTERTAINMENT
       CSC Holdings
         Conv Pfd, Series H Shrs, 11.750%                                3,850   $    365,750
         Pfd, Series M Shrs, 11.125%                                     2,250        209,250
===============================================================================================
                                                                                      575,000
2.21   WIRELESS TELECOMMUNICATION SERVICES
       Nextel Communications, Exchangeable Pfd, Series E Shrs,
         11.125%(f)                                                      1,386      1,230,075
===============================================================================================
       TOTAL PREFERRED STOCKS (COST $1,589,209)                                     1,820,610
===============================================================================================
0.31   OTHER SECURITIES -- ELECTRIC UTILITIES
       Alliant Energy Resources, Sr Exchangeable Step-Down Notes(a)
         PAY PHONES(g), 7.250%(h), 2/15/2030 (Each shr exchangeable
         for 2.5 Shrs McLeodUSA Inc(d) Cmn Stk)(Cost $460,750)           7,000        171,500
===============================================================================================
2.44   SHORT-TERM INVESTMENTS -- CORPORATE BONDS
0.09   CABLE & SATELLITE OPERATORS
       Adelphia Communications, Sr Notes, Series B(c)(d), 9.250%,
         3/1/2003                                                 $    135,000         49,950
===============================================================================================
0.90   ENVIRONMENTAL SERVICES
       Browning-Ferris Industries, Sr Notes, 6.100%, 1/15/2003    $    500,000        500,077
===============================================================================================
1.45   HEALTH CARE FACILITIES
       Healthsouth Corp, Notes, 3.250%, 4/1/2003                  $    830,000        810,288
===============================================================================================
       TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $1,441,155)                     1,360,315
===============================================================================================
99.60  TOTAL INVESTMENTS AT VALUE
        (AMORTIZED COST $66,443,256)                                               55,421,281
===============================================================================================
0.40   OTHER ASSETS LESS LIABILITIES                                                  220,654
===============================================================================================
100.00 NET ASSETS AT VALUE                                                       $ 55,641,935
===============================================================================================

(a)  Securities  acquired  pursuant to Rule 144A. The Fund deems such securities to be "liquid"
     because an institutional market exits.

(b)  Step-up  securities are  obligations  which increase the interest rate at a specific point in time. Rate shown reflects  current rate which may step-up at a future date.

(c)  Defaulted  security.  The issuer is in  default  with  respect to  interest payments and the
     Fund has stopped accruing  interest income and has written off accrued interest.

(d)  The company filed for bankruptcy.

(e)  Security is non-income producing.

(f)  Security is a  payment-in-kind  (PIK)  security.  PIK  securities  may make interest payments in additional securities.

(g)  PAY PHONES - Premium  Accelerated  Yield  Participating  Hybrid Option Note Exchangeable
     Securities

(h)  Step-down  securities are obligations which decrease the interest rate at a specific  point in  time.  Rate  shown  reflects  current  rate  which  may step-down at a future date.

(i)  The Fund has written off security on January 7, 2003.

(j)  Defaulted security. The Fund has stopped accruing interest income.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
DECEMBER 31, 2002

                                                                           HIGH
                                                                          YIELD
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                                        $   66,443,256
================================================================================
  At Value                                                       $   55,421,281
Receivables:
  Investment Securities Sold                                          2,087,674
  Fund Shares Sold                                                       27,898
  Dividends and Interest                                              1,171,867
Prepaid Expenses and Other Assets                                         2,734
================================================================================
TOTAL ASSETS                                                         58,711,454
================================================================================
LIABILITIES
Payables:
  Custodian                                                              35,565
  Fund Shares Repurchased                                               109,906
  Borrowing from an Affiliated Fund (Note 6)                          1,266,000
  Borrowing on Line of Credit (Note 7)                                1,647,000
Accrued Expenses and Other Payables                                      11,048
================================================================================
TOTAL LIABILITIES                                                     3,069,519
================================================================================
NET ASSETS AT VALUE                                              $   55,641,935
================================================================================
NET ASSETS
Paid-in Capital(a)                                               $   88,572,675
Accumulated Undistributed Net Investment Income                       4,186,179
Accumulated Undistributed Net Realized Loss on Investment
  Securities                                                        (26,094,944)
Net Depreciation of Investment Securities                           (11,021,975)
================================================================================
NET ASSETS AT VALUE                                              $   55,641,935
================================================================================
Shares Outstanding                                                    8,273,816
NET ASSET VALUE, Offering and Redemption Price per Share         $         6.73
================================================================================

(a) The INVESCO Variable Investment Funds, Inc. have 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
YEAR ENDED DECEMBER 31, 2002

                                                                           HIGH
                                                                          YIELD
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $      274,982
Dividends from Affiliated Investment Companies                           27,871
Interest                                                              4,472,038
================================================================================
  TOTAL INCOME                                                        4,774,891
================================================================================
EXPENSES
Investment Advisory Fees                                                343,953
Administrative Services Fees                                            161,912
Custodian Fees and Expenses                                              11,052
Directors' Fees and Expenses                                             15,179
Interest Expenses                                                         1,129
Professional Fees and Expenses                                           19,880
Registration Fees and Expenses                                              323
Reports to Shareholders                                                  29,087
Transfer Agent Fees                                                       5,000
Other Expenses                                                           14,731
================================================================================
  TOTAL EXPENSES                                                        602,246
  Fees and Expenses Paid Indirectly                                      (1,005)
================================================================================
     NET EXPENSES                                                       601,241
================================================================================
NET INVESTMENT INCOME                                                 4,173,650
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                          (11,558,358)
Change in Net Appreciation/Depreciation of Investment Securities      7,854,615
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                    (3,703,743)
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $      469,907
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
HIGH YIELD FUND

                                                             YEAR ENDED DECEMBER 31
------------------------------------------------------------------------------------
                                                             2002              2001
OPERATIONS
Net Investment Loss                               $     4,173,650    $    5,984,610
Net Realized Loss                                     (11,558,358)      (12,496,358)
Change in Net Appreciation/Depreciation                 7,854,615        (4,704,787)
====================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     469,907       (11,216,535)
====================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                  (5,997,153)       (5,732,065)
====================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                          98,462,822        60,209,700
Reinvestment of Distributions                           5,997,153         5,732,065
====================================================================================
                                                      104,459,975        65,941,765
Amounts Paid for Repurchases of Shares                (96,518,368)      (47,166,690)
====================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                          7,941,607        18,775,075
====================================================================================
TOTAL INCREASE IN NET ASSETS                            2,414,361         1,826,475
NET ASSETS
Beginning of Period                                    53,227,574        51,401,099
====================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $4,186,179 and $5,994,501,
  respectively)                                   $    55,641,935    $   53,227,574
====================================================================================

            ---------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                            13,576,178         6,013,817
Shares Issued from Reinvestment of Distributions          891,122           750,284
====================================================================================
                                                       14,467,300         6,764,101
Shares Repurchased                                    (13,162,607)       (4,899,874)
====================================================================================
NET INCREASE IN FUND SHARES                             1,304,693         1,864,227
====================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Core Equity Fund (formerly Equity Income Fund), Dynamics Fund, Financial Services Fund, Growth Fund, Health Sciences Fund, High Yield Fund (the "Fund", presented herein), Leisure Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek a high level of current income by investing primarily in lower rated bonds, other debt securities and preferred stocks. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Investment in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies and instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. It is the Fund's accounting practice to discontinue the accrual of income to provide an estimate for probable losses due to unpaid interest income on defaulted bonds. Charge offs of income are recorded when information obtained indicates previously recorded amounts are not collectible. During the year ended December 31, 2002, the Fund wrote off accrued interest which amounted to $245,998.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended December 31, 2002, the Fund invested in INVESCO Treasurer's Series Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends was $5,997,153 of ordinary income distributions. Of the ordinary income distributions declared for the year ended December 31, 2002, 7.61% qualified for the dividends received deduction available to the Fund's Corporate shareholders.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax components of the Fund at December 31, 2002 include:

   Cost of Investments for Tax Purposes                         $    67,031,551
                                                                ================

   Gross Tax Unrealized Appreciation                            $     1,122,462
   Gross Tax Unrealized Depreciation                                 12,732,732
                                                                ----------------

   Net Tax Depreciation on Investments                          $   (11,610,270)
                                                                ================

   Undistributed Ordinary Income                                $     4,190,137
   Accumulated Capital Loss Carryovers                              (22,089,140)
   Cumulative Effect of Other Timing Differences                     (3,421,467)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals.

Capital loss carryovers expire in the years 2007, 2008, 2009 and 2010. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

The cumulative effect of other timing differences includes deferred post-October 31 capital losses of $3,417,509 and deferred directors' fees.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.265% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Fund. For the year ended December 31, 2002, IFG absorbed no expenses for the Fund. Effective June 1, 2002, IFG is entitled to reimbursement from the Fund for fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause the Fund to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $58,003,882 and $39,912,049, respectively. During that same period, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $365,798 and $399,504, respectively.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the year ended December 31, 2002, included in Directors' Fees and Expenses in the Statement of Operations were $1,412. Unfunded accrued pension costs of $0 and pension liability of $3,957 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the year ended December 31, 2002, in which the issuer was an affiliate of the Fund, is as follows:

                                                                           REALIZED
                                                                     GAIN (LOSS) ON
                          PURCHASES                   SALES              INVESTMENT        VALUE AT
                   ------------------------------------------------
AFFILIATE          SHARES           COST      SHARES       PROCEEDS      SECURITIES      12/31/2002
---------------------------------------------------------------------------------------------------
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund             24,412       $ 24,412   3,127,347    $ 3,127,347              --              --

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations.

NOTE 5 -- SECURITIES LOANED. The Fund has entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2002, there were no such securities lending arrangements for the Fund.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended December 31, 2002, the Fund borrowed cash at a weighted average rate of 1.50% and interest expenses amounted to $1,049. At December 31, 2002, the Fund had borrowed from INVESCO Sector Funds, Inc. - Technology Fund at an interest rate of 1.45%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities. On January 2, 2003, the Fund paid the borrowing back from INVESCO Sector Funds, Inc. - Technology Fund in full including accrued interest.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended
December 31, 2002, the Fund borrowed cash at a weighted average of 1.75% and interest expenses amounted to $80. At December 31, 2002, the Fund borrowed on its line of credit at an interest rate of 1.75%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities. On January 2, 2003, the Fund paid back the borrowing in full including accrued interest.

         --------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Fund, (one of the portfolios constituting INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 4, 2003

FINANCIAL HIGHLIGHTS
HIGH YIELD FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------
                                                  2002         2001         2000         1999         1998
PER SHARE DATA
Net Asset Value -- Beginning of Period        $   7.64     $  10.07     $  11.51     $  11.31     $  12.46
===========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.46         0.67         1.12         0.93         0.97
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (0.56)       (2.17)       (2.46)        0.11        (0.80)
===========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (0.10)       (1.50)       (1.34)        1.04         0.17
===========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.81         0.93         0.10         0.84         0.98
Distributions from Capital Gains                  0.00         0.00         0.00         0.00         0.34
===========================================================================================================
TOTAL DISTRIBUTIONS                               0.81         0.93         0.10         0.84         1.32
===========================================================================================================
Net Asset Value -- End of Period              $   6.73     $   7.64     $  10.07     $  11.51     $  11.31
===========================================================================================================

TOTAL RETURN(a)                                 (1.30%)     (14.93%)     (11.68%)       9.20%        1.42%

RATIOS
Net Assets -- End of Period ($000 Omitted)     $55,642      $53,228     $51,401      $58,379       $42,026
Ratio of Expenses to Average Net Assets(b)       1.05%        1.02%       1.05%        1.05%         0.85%
Ratio of Net Investment Income to Average
  Net Assets                                     7.28%        9.56%       9.94%        8.81%         8.99%
Portfolio Turnover Rate                            95%         109%        118%         143%          245%

(a)  Total Return does not reflect expenses that apply to the related  insurance policies,  and  inclusion of these  charges  would reduce the total return figures for the periods shown.

(b)  Ratio is based on Total  Expenses of the Fund,  which is before any expense offset arrangements (which may include custodian fees).

                                 POSITION(S) HELD                                       NUMBER OF
                                 WITH COMPANY, TERM                                     FUNDS IN THE  OTHER
                                 OF OFFICE AND                                          FUND COMPLEX  DIRECTORSHIPS
                                 LENGTH OF TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN BY   HELD BY
NAME, ADDRESS, AND AGE           SERVED*               DURING PAST FIVE YEARS*          DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Fred A. Deering                  Vice Chairman of      Formerly, Chairman of the        48
1551 Larimer Street, #1701       the Board               Executive Committee and
Denver, Colorado                                        Chairman of the Board of
                                                         Security Life of Denver
Age:  74                                                   Insurance Company and
                                                        Director of ING American
                                                  Holdings Company and First ING
                                                   Life Insurance Company of New
                                                      York. Formerly, Trustee of
                                                  INVESCO Global Health Sciences
                                                                            Fund.

Sueann Ambron                    Director               Dean of Business School,
University of Colorado           (Since 2003)               College of Business,
at Denver                                                 University of Colorado
1240 14th Street                                       of Denver (2000-present).
Denver, Colorado                                  Formerly, President and Chief
                                                            Executive Officer of
Age: 58                                                 Avulet, Inc., Sunnyvale,
                                                        California (1998-1999),
                                                              Vice President and
                                                     General Manager, Multimedia
                                                    Services Division, Motorola,
                                                      Inc., Schoumburg, Illinois
                                                                    (1996-1998).

Victor L. Andrews, Ph.D.         Director           Professor Emeritus, Chairman        48               Director of The
34 Seawatch Drive                                  Emeritus and Chairman and CFO                    Sheffield Funds, Inc.
Savannah, Georgia                                       of the Roundtable of the
                                                        Department of Finance of
Age:  72                                           Georgia State University; and
                                                     President Andrews Financial
                                                    Associates, Inc. (consulting
                                                  firm). Formerly, member of the
                                                        faculties of the Harvard
                                                  Business School; and the Sloan
                                                    School of Management of MIT.

Bob R. Baker                     Director          Consultant (2000 to Present).        48
37 Castle Pines Dr. N.                                   Formerly, President and
Castle Rock, Colorado                                    Chief Executive Officer
                                                    (1988 to 2000) of AMC Cancer
Age:  66                                                Research Center, Denver,
                                                    Colorado. Until Mid-December
                                                      1988, Vice Chairman of the
                                                         Board of First Columbia
                                                          Financial Corporation,
                                                  Englewood, Colorado; formerly,
                                                       Chairman of the Board and
                                                      Chief Executive Officer of
                                                        First Columbia Financial
                                                                    Corporation.

Lawrence H. Budner               Director            Trust Consultant. Formerly,        48
7608 Glen Albens Circle                                Senior Vice President and
Dallas, Texas                                            Senior Trust Officer of
                                                 InterFirst Bank, Dallas, Texas.
Age:  72

UNAUDITED

                                 POSITION(S) HELD                                       NUMBER OF
                                 WITH COMPANY, TERM                                     FUNDS IN THE  OTHER
                                 OF OFFICE AND                                          FUND COMPLEX  DIRECTORSHIPS
                                 LENGTH OF TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN BY   HELD BY
NAME, ADDRESS, AND AGE           SERVED*               DURING PAST FIVE YEARS*          DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
James T. Bunch                   Director               Principal and Founder of        48
3600 Republic Plaza              (since 2000)             Green, Manning & Bunch
370 Seventeenth Street                                    Ltd., Denver, Colorado
Denver, Colorado                                 (1988 to Present); Director and
                                                   Secretary of Green, Manning &
Age:  59                                            Bunch Securities, Inc. since
                                                        September 1993; Director
                                                   and Vice President of Western
                                                      Golf Association and Evans
                                                        Scholars Foundation; and
                                                       Director of United States
                                                    Golf Association.  Formerly,
                                                    General Counsel and Director
                                                 of Boettcher & Company, Denver,
                                                Colorado; and formerly, Chairman
                                                  and Managing Partner of Davis,
                                              Graham & Stubbs, Denver, Colorado.

Gerald J. Lewis                  Director              Chairman of Lawsuit Reso-        48           Director of General
701 "B" Street                   (since 2000)        lution Services, San Diego,                         Chemical Group,
Suite 2100                                         California (1987 to Present).                      Inc., Hampdon, New
San Diego, California                             Formerly, Associate Justice of                      Hampshire (1996 to
                                                         the California Court of                      Present). Director
Age:  69                                                Appeals; and of Counsel,                         of Wheelabrator
                                                    Latham & Watkins, San Diego,                     Technologies, Inc.,
                                                      California (1987 to 1997).                      Fisher Scientific,
                                                                                                            Inc., Henley
                                                                                                    Manufacturing, Inc.,
                                                                                                          and California
                                                                                                     Coastal Properties,
                                                                                                                    Inc.
John W. McIntyre                 Director             Retired. Trustee of Gables        48
7 Piedmont Center Suite 100                       Residential Trust; Trustee and
Atlanta, Georgia                                       Chairman of the J.M. Tull
                                                          Charitable Foundation;
Age:  72                                           Director of Kaiser Foundation
                                                   Health Plans of Georgia, Inc.
                                                      Formerly, Vice Chairman of
                                                          the Board of Directors
                                                             of The Citizens and
                                                            Southern Corporation
                                                       and Chairman of the Board
                                                             and Chief Executive
                                                         Officer of The Citizens
                                                            and Southern Georgia
                                                    Corporation and The Citizens
                                                           and Southern National
                                                         Bank. Formerly, Trustee
                                                        of INVESCO Global Health
                                                       Sciences Fund and Trustee
                                                        of Employee's Retirement
                                                        System of Georgia, Emory
                                                                     University.

UNAUDITED

                                 POSITION(S) HELD                                       NUMBER OF
                                 WITH COMPANY, TERM                                     FUNDS IN THE  OTHER
                                 OF OFFICE AND                                          FUND COMPLEX  DIRECTORSHIPS
                                 LENGTH OF TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN BY   HELD BY
NAME, ADDRESS, AND AGE           SERVED*               DURING PAST FIVE YEARS*          DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Larry Soll, Ph.D.                Director            Retired. Formerly, Chairman        48         Director of Synergen
2358 Sunshine Canyon Dr.         (since 1997)       of the Board (1987 to 1994),                    since incorporation
Boulder, Colorado                                  Chief Executive Officer (1982              in 1982; Director of Isis
                                                   to 1989 and 1993 to 1994) and                   Pharmaceuticals, Inc.
Age:  60                                             President (1982 to 1989) of
                                                    Synergen Inc.; and formerly,
                                                       Trustee of INVESCO Global
                                                           Health Sciences Fund.

INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson               President (1998-       Chief Executive Officer,        48
4350 South Monaco Street         2003); Chief         Managed Products Division,
Denver, Colorado                 Executive Officer           AMVESCAP PLC (2001-
                                 (1998-Present);            Present).  Formerly,
Age:  51                         and Chairman of           Chairman of the Board
                                 the Board (since        (1998,-2002), President
                                 1999)                    (1998-2002), and Chief
                                                        Executive Officer (1998-
                                                          2002) of INVESCO Funds
                                                      Group, Inc.; and formerly,
                                                           Chairman of the Board
                                                          (1998-2002), President
                                                          (1998-2002), and Chief
                                                        Executive Officer (1998-
                                                  2002) of INVESCO Distributors,
                                                  Inc. Formerly, Chief Operating
                                                     Officer and Chairman of the
                                                  Board of INVESCO Global Health
                                                        Sciences Fund; formerly,
                                                    Chairman and Chief Executive
                                                          Officer of NationsBanc
                                                   Advisors, Inc.; and formerly,
                                                         Chairman of NationsBanc
                                                                Investments, Inc.

Raymond R. Cunningham            Vice President     President (2003-present) and        48           Director of INVESCO
4350 South Monaco Street         and Director            Chief Executive Officer                       Funds Group, Inc.
Denver, Colorado                 (since 2001)          (2003-present) of INVESCO                     and Chairman of the
                                                     Funds Group, Inc.; Chairman                        Board of INVESCO
Age:  51                                            of the Board (2003-present),                      Distributors, Inc.
                                                   President (2003-present), and
                                                  Chief Executive Officer (2003-
                                               present) of INVESCO Distributors,
                                                  Inc. Formerly, Chief Operating
                                                  Officer (2002-2003) and Senior
                                                   Vice President (1999-2002) of
                                                      INVESCO Funds Group, Inc.;
                                                       formerly, Chief Operating
                                                         Officer (2002-2003) and
                                                    Senior Vice President (1999-
                                                  2002) of INVESCO Distributors,
                                                       Inc. and Formerly, Senior
                                                   Vice President of GT Global -
                                                      North America (1992-1998).

UNAUDITED

                                 POSITION(S) HELD                                       NUMBER OF
                                 WITH COMPANY, TERM                                     FUNDS IN THE  OTHER
                                 OF OFFICE AND                                          FUND COMPLEX  DIRECTORSHIPS
                                 LENGTH OF TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN BY   HELD BY
NAME, ADDRESS, AND AGE           SERVED*               DURING PAST FIVE YEARS*          DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Richard W. Healey                Director (since        Senior Vice President of         39                 Director of
4350 South Monaco Street         2000)                      INVESCO Funds Group,                          INVESCO Funds
Denver, Colorado                                     Inc,; Senior Vice President                        Group, Inc. and
                                                        of INVESCO Distributors,                           INVESCO Dis-
Age:  48                                              Inc. Formerly, Senior Vice                        tributors, Inc.
                                                        President of GT Global -
                                                          North America (1996 to
                                                       1998) and The Boston Com-
                                                            pany (1993 to 1996).

Glen A. Payne                    Secretary                Senior Vice President,
4350 South Monaco                                  General Counsel and Secretary
Street Denver, Colorado                            of INVESCO Funds Group, Inc.;
                                                          Senior Vice President,
Age:  55                                           Secretary and General Counsel
                                                   of INVESCO Distributors, Inc.
                                                  Formerly, Secretary of INVESCO
                                                    Global Health Sciences Fund;
                                                      General Counsel of INVESCO
                                                   Trust Company (1989 to 1998);
                                                  and employee of a U.S. regula-
                                                   tory agency, Washington, D.C.
                                                                 (1973 to 1989).

Ronald L. Grooms                 Chief Accounting      Senior Vice President and                     Director of INVESCO
4350 South Monaco Street         Officer, Chief       Treasurer of INVESCO Funds                   Funds Group, Inc. and
Denver, Colorado                 Financial Officer  Group, Inc.; and Senior Vice                   INVESCO Distributors,
                                 and Treasurer        President and Treasurer of                                    Inc.
Age:  56                                              INVESCO Distributors, Inc.
                                                         Formerly, Treasurer and
                                                         Principal Financial and
                                                   Accounting Officer of INVESCO
                                                    Global Health Sciences Fund;
                                                   and Senior Vice President and
                                                      Treasurer of INVESCO Trust
                                                         Company (1988 to 1998).

William J. Galvin, Jr.           Assistant Secretary   Senior Vice President and                     Director of INVESCO
4350 South Monaco Street                                  Assistant Secretary of                   Funds Group, Inc. and
Denver, Colorado                                  INVESCO Funds Group, Inc.; and                   INVESCO Distributors,
                                                       Senior Vice President and                                    Inc.
Age: 46                                                   Assistant Secretary of
                                                      INVESCO Distributors, Inc.
                                                      Formerly, Trust Officer of
                                                     INVESCO Trust Company (1995
                                                                       to 1998).

Pamela J. Piro                   Assistant          Vice President and Assistant
4350 South Monaco Street         Secretary            Treasurer of INVESCO Funds
Denver, Colorado                                      Group, Inc.; and Assistant
                                                            Treasurer of INVESCO
Age:  42                                            Distributors, Inc. Formerly,
                                                  Assistant Vice President (1996
                                                                       to 1997).

Tane T. Tyler                   Assistant           Vice President and Assistant
4350 South Monaco Street        Secretary (since      General Counsel of INVESCO
Denver, Colorado                2002)                          Funds Group, Inc.

Age:  37

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

                                   YOU SHOULD
                                    KNOW WHAT
                                INVESCO KNOWS(R)












[INVESCO ICON] INVESCO(R)

1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus. We encourage you to obtain from your advisor a personal illustration of historical performance which reflects the cost of the insurance protection from the insurance company.


A93  900426  1/03

                                                                    APPENDIX VII



KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO VARIABLE INVESTMENT FUNDS, INC.

A MUTUAL FUND SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

VIF-HIGH YIELD FUND






                                           SEMI
                                            ANN
                                            UAL












SEMIANNUAL REPORT | JUNE 30, 2003   [INVESCO ICON] INVESCO FUNDS(R)

MARKET OVERVIEW                                                        June 2003
The first half of 2003 was comprised of two markedly disparate quarters: During the first three months of the year, stocks struggled and wary investors stuck to the sidelines, while in the second quarter, a sharp rally ensued and trading activity increased dramatically. Overall, the Dow Jones Industrial Average, S&P 500 Index,(R) and Nasdaq Composite Index finished the semiannual period with substantial gains, thanks to the second-quarter turnaround. Fixed-income markets also advanced, benefiting from low interest rates and investors' flight to quality during the first quarter. Nevertheless, bonds trailed stocks by a significant margin, as we saw a rotation back into equities in April, May, and June.

One key factor holding stocks back in the early part of the period was the threat -- and eventual outbreak -- of war in Iraq. When the year began, it was unclear whether a diplomatic resolution might be reached in ensuring that Iraq would not present a threat to other nations. However, as January and February progressed, it became increasingly clear that war would be the more likely outcome. This heightened investors' anxiety and also clouded the economic landscape, as most individuals and businesses were unwilling to make major financial decisions against such an uncertain geopolitical backdrop. In addition, oil prices surged, undermining consumers' and corporations' spending power.

When war broke out in March, investors initially welcomed an end to the waiting, sending stocks higher during the middle of the month. Yet uncertainty ensued as questions about how long the fighting would continue emerged, and weak economic data offeredconsolation. Thus the first quarter of 2003 ended on a sour note.

April proved to be a turning point for the stock market. As it happened, the war came to a relatively swift conclusion, freeing investors to focus on some positive news, such as first-quarter corporate earnings reports that generally met or exceeded expectations. Stocks rallied, and in May conditions remained favorable, as Congress passed a tax relief package that included a reduction in the individual tax on dividend-paying stocks. Not surprisingly, dividend-paying utilities were among the best-performing stocks, along with surging technology issues. Meanwhile, energy companies were bolstered by comments from Federal Reserve Chairman Alan Greenspan about the issue of rising demand -- and rising prices -- for natural gas.

In June, the final month of the period, the spring rally continued, albeit at a more subdued pace. Although hopes for a second-half recovery endured, economic data were mixed. On the one hand, consumer sentiment and home sales held up, but on the other hand, manufacturing activity weakened and first-quarter gross domestic product growth was revised downward. Indicating that deflation may be a concern, the Federal Reserve opted to trim short-term interest rates to 1%, their lowest level since 1958, according to THE NEW YORK TIMES. With the state of the economy still in question, investors will be watching second-quarter earnings reports closely, as these could dictate the market's next direction.

--------------------------------------------------------------------------------
                               VIF-HIGH YIELD FUND
                AVERAGE ANNUALIZED TOTAL RETURN AS OF 6/30/03(1)

1 year                                    22.47%
--------------------------------------------------------------------------------
5 years                                   (2.51%)
--------------------------------------------------------------------------------
Since inception (5/94)                     4.84%
--------------------------------------------------------------------------------

PIE CHART:  PORTFOLIO ASSET
            ALLOCATION BREAKDOWN
            % OF TOTAL NET ASSETS

            [PIE CHART]

            HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

            Corporate Bonds-Domestic............83.37%
            Corporate Bonds-Foreign..............2.88%
            Common and Preferred
               Stocks, Rights & Warrants.........4.41%
            Other Securities.....................0.51%
            Net Cash & Cash Equivalents..........8.83%

LINE GRAPH: VIF - HIGH YIELD FUND

This line graph compares the value of a $10,000 investment in VIF - High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception through 6/30/03.

            VIF - HIGH YIELD FUND         MERRILL LYNCH HIGH YIELD MASTER INDEX(2)
5/94        $10,000                       $10,000
6/95        $11,065                       $11,531
6/96        $12,550                       $12,611
6/97        $15,096                       $14,414
6/98        $17,447                       $16,058
6/99        $17,750                       $16,208
6/00        $18,016                       $15,986
6/01        $15,176                       $16,322
6/02        $12,547                       $15,819
6/03        $15,367                       $19,159

THE LINE GRAPH ABOVE ILLUSTRATES, FOR THE PERIOD FROM INCEPTION THROUGH JUNE 30, 2003, THE VALUE OF A $10,000 INVESTMENT IN THE FUND, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD, OF COURSE, HAVE LOWERED ITS PERFORMANCE. (PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)(1),(2)

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. FUND RETURNS ARE NET OF EXPENSES, BUT DO NOT REFLECT THE ADDITIONAL FEES AND EXPENSES OF THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE CONTRACT FEES AND EXPENSES WERE INCLUDED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN.

(2)THE MERRILL LYNCH HIGH YIELD MASTER TRUST INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE HIGH YIELD BOND MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECT IN ANY MARKET INDEX.

THE FUND INVESTS PRIMARILY IN HIGH YIELD BONDS, SOME OF WHICH MAY BE RATED BELOW INVESTMENT GRADE. THESE HIGH YIELD BONDS MAY BE MORE SUSCEPTIBLE THAN HIGHER-GRADE BONDS TO REAL OR PERCEIVED ADVERSE ECONOMIC OR INDUSTRY CONDITIONS. THE SECONDARY MARKET, ON WHICH HIGH YIELD BONDS ARE TRADED, MAY ALSO BE LESS LIQUID THAN THE MARKET FOR HIGHER-GRADE BONDS.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.(R)

FUND MANAGEMENT
ROBERT J. HICKEY
Vice President, INVESCO Funds Group. BA, University of Wisconsin; MBA, Kellogg Graduate School of Management at Northwestern University. Joined INVESCO in 2001. Began investment career in 1988.

MEET THE NEW MANAGEMENT TEAM
EFFECTIVE 7/1/03

PETER EHRET, CFA
Vice President, AIM Capital Management, Inc. BS, University of Minnesota; MS University of Wisconsin-Madison. Joined AIM in 2001.

CAROLYN L. GIBBS, CFA
Senior Portfolio Manager, AIM Capital Management, Inc. BA, Texas Christian University; MBA, the Wharton School at the University of Pennsylvania. Began investment career in 1983.

STATEMENT OF INVESTMENT SECURITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2003
UNAUDITED

-----------------------------------------------------------------------------------------------------------------
                                                                             SHARES, UNITS
                                                                              OR PRINCIPAL             PRINCIPAL
%      DESCRIPTION                                                                  AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
85.30  FIXED INCOME SECURITIES -- CORPORATE BONDS
0.67   AEROSPACE & DEFENSE
       L-3 Communications, Sr Sub Notes, 7.625%, 6/15/2012                   $     225,000          $    247,500
       Sequa Corp, Sr Notes(a), 8.875%, 4/1/2008                             $     200,000               209,000
=================================================================================================================
                                                                                                         456,500
0.48   AGRICULTURAL PRODUCTS
       Central Garden & Pet, Sr Sub Notes, 9.125%, 2/1/2013                  $     310,000               330,150
=================================================================================================================
0.38   AIR FREIGHT & COURIERS
       Petroleum Helicopters, Sr Notes, Series B, 9.375%, 5/1/2009           $     235,000               263,494
=================================================================================================================
0.15   APPAREL, ACCESSORIES & LUXURY GOODS
       Phillips Van-Heusen, Sr Notes(a), 8.125%, 5/1/2013                    $     100,000               102,625
=================================================================================================================
2.30   AUTO PARTS & EQUIPMENT
       Advanced Accessory Systems LLC, Sr Notes(a), 10.750%, 6/15/2011       $      45,000                47,700
       American Axle & Manufacturing, Sr Sub Notes, 9.750%, 3/1/2009         $     100,000               107,500
       Dana Corp, Notes, 10.125%, 3/15/2010                                  $     200,000               220,500
       Dura Operating, Sr Notes, Series B, 8.625%, 4/15/2012                 $     170,000               174,250
       Lear Corp, Sr Notes, Series B, 7.960%, 5/15/2005                      $     250,000               266,250
       Metaldyne Corp, Notes, 11.000%, 6/15/2012                             $     225,000               186,750
       TRW Automotive Acquisition, Sr Notes(a), 9.375%, 2/15/2013            $     200,000               217,000
       United Components, Sr Sub Notes(a), 9.375%, 6/15/2013                 $     170,000               176,375
       Universal Compression, Sr Notes(a), 7.250%, 5/15/2010                 $     175,000               181,125
=================================================================================================================
                                                                                                       1,577,450
3.93   BROADCASTING -- RADIO/TV
       Allbritton Communications, Sr Sub Notes, 7.750%, 12/15/2012           $     240,000               247,800
       Gray Television, Sr Sub Notes, 9.250%, 12/15/2011                     $     430,000               475,150
       Insight Midwest LP/Insight Capital, Sr Notes, 9.750%, 10/1/2009       $   1,000,000             1,057,500
       Sinclair Broadcast Group, Sr Sub Notes
         8.750%, 12/15/2011                                                  $     195,000               214,013
         8.000%(a), 3/15/2012                                                $     225,000               240,188
       XM Satellite Radio, Sr Secured Notes(a), 12.000%, 6/15/2010           $     180,000               176,400
       Young Broadcasting, Sr Sub Notes, 10.000%, 3/1/2011                   $     265,000               286,863
=================================================================================================================
                                                                                                       2,697,914
1.96   CABLE & SATELLITE OPERATORS
       Adelphia Communications, Sr Notes(b)(c), 10.250%, 6/15/2011           $     250,000               160,000
       Century Communications, Sr Notes(b)(c), 9.500%, 3/1/2005              $     100,000                64,500
       Charter Communications Holdings LLC/Charter Communications Holdings
         Capital, Sr Notes, 8.250%, 4/1/2007                                 $     950,000               731,500
       EchoStar DBS, Sr Notes, 9.125%, 1/15/2009                             $     270,000               301,725

-----------------------------------------------------------------------------------------------------------------
                                                                             SHARES, UNITS
                                                                              OR PRINCIPAL             PRINCIPAL
%      DESCRIPTION                                                                  AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------
       LodgeNet Entertainment, Sr Sub Deb, 9.500%, 6/15/2013                 $      85,000          $     87,125
=================================================================================================================
                                                                                                       1,344,850
5.74   CASINOS & GAMING
       Argosy Gaming, Sr Sub Notes, 9.000%, 9/1/2011                         $     295,000               318,600
       Chumash Casino & Resort Enterprise, Sr Notes(a), 9.000%, 7/15/2010    $     215,000               232,200
       Hollywood Park/Hollywood Park Operating, Sr Sub Notes
         Series B, 9.500%, 8/1/2007                                          $     300,000               297,750
       Isle of Capri Casinos, Sr Sub Notes, Series B, 8.750%, 4/15/2009      $     500,000               532,500
       Mandalay Resort Group, Sr Sub Notes, 9.375%, 2/15/2010                $     350,000               395,500
       Park Place Entertainment
         Sr Notes(a), 7.000%, 4/15/2013                                      $     500,000               535,000
         Sr Sub Notes, 8.125%, 5/15/2011                                     $     635,000               696,913
         Sr Sub Notes, 7.875%, 12/15/2005                                    $     250,000               266,563
       Penn National Gaming, Sr Sub Notes, Series B, 11.125%, 3/1/2008       $     600,000               664,500
=================================================================================================================
                                                                                                       3,939,526
0.12   COMMERCIAL PRINTING
       American Color Graphics, Sr Secured Notes(a), 10.000%, 6/15/2010      $      85,000                84,575
=================================================================================================================
0.68   CONSTRUCTION MACHINERY, FARM MACHINERY
           & HEAVY TRUCKS
       Cummins Inc, Sr Notes(a), 9.500%, 12/1/2010                           $     250,000               283,750
       Terex Corp, Sr Sub Notes, 9.250%, 7/15/2011                           $     170,000               182,750
=================================================================================================================
                                                                                                         466,500
0.87   DISTRIBUTORS
       Herbalife International, Sr Sub Notes, Series B, 11.750%, 7/15/2010   $      75,000                84,938
       National Waterworks, Sr Sub Notes, Series B, 10.500%, 12/1/2012       $     320,000               354,000
       United Auto Group, Sr Sub Notes, 9.625%, 3/15/2012                    $     150,000               160,500
=================================================================================================================
                                                                                                         599,438
1.92   DIVERSIFIED CHEMICALS
       Equistar Chemicals LP/Equistar Funding, Sr Notes(a), 10.625%,
         5/1/2011                                                            $     175,000               179,375
       FMC Corp, Sr Secured Notes, 10.250%, 11/1/2009                        $     215,000               241,875
       Huntsman Advanced Materials, Sr Secured Notes(a), 11.000%, 7/15/2010  $     170,000               176,800
       Huntsman International LLC, Sr Notes
         9.875%, 3/1/2009                                                    $     500,000               520,000
         9.875%(a), 7/1/2009                                                 $      50,000                52,000
       Lyondell Chemical, Sr Secured Notes, Series B, 9.875%, 5/1/2007       $     150,000               147,000
=================================================================================================================
                                                                                                       1,317,050
2.51   DIVERSIFIED COMMERCIAL SERVICES
       Corrections Corp of America, Sr Notes, 9.875%, 5/1/2009               $     915,000             1,021,369
       Iron Mountain
         Sr Sub Notes, 6.625%, 1/1/2016                                      $     340,000               334,900
       Pierce Leahy Command, Sr Notes, 8.125%, 5/15/2008            $     350,000               364,000
=================================================================================================================
                                                                                                       1,720,269
1.56   DIVERSIFIED FINANCIAL SERVICES
       Madison River Capital LLC/Madison River Finance, Sr Notes
         Series B, 13.250%, 3/1/2010                                         $     925,000               906,500
       Qwest Capital Funding, Gtd Notes, 7.750%, 8/15/2006                   $     175,000               162,750
=================================================================================================================
                                                                                                       1,069,250

-----------------------------------------------------------------------------------------------------------------
                                                                             SHARES, UNITS
                                                                              OR PRINCIPAL             PRINCIPAL
%      DESCRIPTION                                                                  AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------
0.46   DIVERSIFIED METALS & MINING
       Peabody Energy, Sr Notes(a), 6.875%, 3/15/2013                        $     300,000          $    314,250
=================================================================================================================
0.26   DRUG RETAIL
       Rite-Aid Corp, Sr Secured Notes(a), 8.125%, 5/1/2010                  $     175,000               181,125
=================================================================================================================
3.31   ELECTRIC UTILITIES
       Consumers Energy, 1st & Refunding Mortgage Notes, 7.375%, 9/15/2023   $     325,000               339,548
       El Paso Electric, 1st Mortgage Notes, Series D, 8.900%, 2/1/2006      $     400,000               446,828
       Mission Energy Holdings, Sr Secured Notes, 13.500%, 7/15/2008         $     275,000               185,625
       Nevada Power, General & Refunding Mortgage Notes, Series E, 10.875%,
         10/15/2009                                                          $     170,000               190,400
       Niagara Mohawk Power, 1st Mortgage Notes, 9.750%, 11/1/2005           $     680,000               793,359
       TECO Energy
         Notes, 7.000%, 5/1/2012                                             $     275,000               268,125
         Sr Notes, 7.500%, 6/15/2010                                         $      45,000                45,900
=================================================================================================================
                                                                                                       2,269,785
0.60   ELECTRONIC EQUIPMENT MANUFACTURERS
       Flextronics International, Sr Sub Notes(a), 6.500%, 5/15/2013         $     425,000               409,062
=================================================================================================================
1.57   ENVIRONMENTAL SERVICES
       Allied Waste North America
         Sr Notes, 7.875%, 4/15/2013                                         $     265,000               277,256
         Sr Notes(a), 9.250%, 9/1/2012                                       $     275,000               303,187
         Sr Secured Notes, Series B, 8.875%, 4/1/2008                        $     150,000               162,750
       IESI Corp, Sr Sub Notes, 10.250%, 6/15/2012                           $      95,000               100,700
       Synagro Technologies, Sr Sub Notes, 9.500%, 4/1/2009                  $     220,000               235,400
=================================================================================================================
                                                                                                       1,079,293
0.85   FOOD DISTRIBUTORS
       Roundy's Inc, Sr Sub Notes, Series B, 8.875%, 6/15/2012               $     555,000               579,975
=================================================================================================================
0.44   HEALTH CARE EQUIPMENT
       Advanced Medical Optics, Sr Sub Notes, 9.250%, 7/15/2010              $     280,000               303,800
=================================================================================================================
2.18   HEALTH CARE FACILITIES
       Alderwoods Group, Sr Notes, 12.250%, 1/2/2009                         $     360,000               376,200
       Extendicare Health Services, Sr Notes, 9.500%, 7/1/2010               $     355,000               372,750
       Province Healthcare, Sr Sub Notes, 7.500%, 6/1/2013                   $     350,000               344,750
       Tenet Healthcare, Sr Notes, 6.500%, 6/1/2012                          $     115,000               106,663
       United Surgical Partners Holdings, Sr Sub Notes, 10.000%, 12/15/2011  $     270,000               291,600
=================================================================================================================
                                                                                                       1,491,963
1.21   HOMEBUILDING
       Lennar Corp, Sr Notes, 7.625%, 3/1/2009                               $     500,000               592,973
       Ryland Group, Sr Notes, 9.750%, 9/1/2010                              $     205,000               235,750
=================================================================================================================
                                                                                                         828,723
1.71   HOTELS & RESORTS
       Host Marriott LP, Sr Notes, Series I, 9.500%, 1/15/2007               $     500,000               537,500
       John Q Hammons Hotels LP/ John Q Hammons Hotels Finance Corp III,
         1st Mortgage Notes, Series B, 8.875%, 5/15/2012                     $     420,000               441,000
       Wynn Las Vegas LLC/Wynn Las Vegas Capital, 2nd Mortgage Notes
         12.000%, 11/1/2010                                                  $     175,000               193,375
=================================================================================================================
                                                                                                       1,171,875
0.47   INDUSTRIAL MACHINERY
       Esterline Technologies, Sr Sub Notes(a), 7.750%, 6/15/2013            $     200,000               205,000

-----------------------------------------------------------------------------------------------------------------
                                                                             SHARES, UNITS
                                                                              OR PRINCIPAL             PRINCIPAL
%      DESCRIPTION                                                                  AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------
       Rexnord Corp, Sr Sub Notes, 10.125%, 12/15/2012                       $     105,000         $     115,500
=================================================================================================================
                                                                                                         320,500
0.53   INTEGRATED OIL & GAS
       El Paso Energy Partners LP/El Paso Energy Partners Finance,
        Sr Sub Notes, Series B,
        10.625%, 12/1/2012                                                   $     235,000               271,425
        8.500%, 6/1/2011                                                     $      85,000                90,950
=================================================================================================================
                                                                                                         362,375
6.90   INTEGRATED TELECOMMUNICATION SERVICES
       Block Communications, Sr Sub Notes, 9.250%, 4/15/2009                 $     375,000               408,750
       CFW Communications, Sr Notes(d), 13.000%, 8/15/2010                   $     750,000               487,500
       COLT Telecom Group PLC, Sr Discount Notes, 12.000%, 12/15/2006        $     490,000               494,900
       Crown Castle International, Sr Notes, 9.375%, 8/1/2011                $     500,000               520,000
       Fairpoint Communications, Sr Sub Notes, Series B, 9.500%, 5/1/2008    $     175,000               167,125
       GCI Inc, Sr Notes, 9.750%, 8/1/2007                                   $     335,000               340,862
       NTELOS Inc, Sr Conv Notes, 9.000%, 8/15/2013                          $   1,050,000             1,050,000
       US West Communications, Notes, 7.200%, 11/1/2004                      $   1,235,000             1,265,875
=================================================================================================================
                                                                                                       4,735,012
1.37   LEISURE FACILITIES
       Intrawest Corp
         Sr Exchangeable Notes, 10.500%, 2/1/2010                            $      95,000               102,125
         Sr Notes, 9.750%, 8/15/2008                                         $     250,000               260,937
       Six Flags, Sr Notes, 8.875%, 2/1/2010                                 $     600,000               576,000
=================================================================================================================
                                                                                                         939,062
0.52   MANAGED HEALTH CARE
       Rotech Healthcare, Sr Sub Notes, 9.500%, 4/1/2012                     $     350,000               359,625
=================================================================================================================
0.27   MARINE
       Overseas Shipholding Group, Sr Notes(a), 8.250%, 3/15/2013            $     175,000               182,000
=================================================================================================================
1.96   METAL & GLASS CONTAINERS
       Anchor Glass Container, Sr Secured Notes(a), 11.000%, 2/15/2013       $     335,000               365,987
       BWAY Corp, Sr Sub Notes(a), 10.000%, 10/15/21010                      $     200,000               203,000
       Owens Brockway Glass Containers
         Sr Notes(a), 8.250%, 5/15/2013                                      $     250,000               261,250
         Sr Secured Notes(a), 7.750%, 5/15/2011                              $     170,000               179,775
       Riverwood International, Sr Sub Notes, 10.875%, 4/1/2008              $     325,000               333,125
=================================================================================================================
                                                                                                       1,343,137
2.17   MOVIES & ENTERTAINMENT
       AMC Entertainment, Sr Sub Notes, 9.875%, 2/1/2012                     $     960,000             1,032,000
       Cinemark USA , Sr Sub Notes(a), 9.000%, 2/1/2013                            315,000               341,775
       Vivendi Universal, Sr Notes(a), 9.250%, 4/15/2010                     $     100,000               113,750
=================================================================================================================
                                                                                                       1,487,525
2.05   MULTI-UTILITIES
       AES Corp, Sr Secured Notes(a), 10.000%, 7/15/2005                     $     459,000               476,212
       Aquila Inc
         Notes(a), 11.875%(e), 7/1/2012                                      $     240,000               255,600
         Sr Notes, 6.875%, 10/1/2004                                         $      35,000                32,769
       El Paso Production Holdings, Sr Notes(a), 7.750%, 6/1/2013            $     425,000               423,937

-----------------------------------------------------------------------------------------------------------------
                                                                             SHARES, UNITS
                                                                              OR PRINCIPAL             PRINCIPAL
%      DESCRIPTION                                                                  AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------
       Mirant Americas Generation, Sr Notes, 8.300%, 5/1/2011                $     345,000         $     213,900
=================================================================================================================
                                                                                                       1,402,418
1.14   NATURAL GAS PIPELINES
       Northwest Pipeline
         Deb, 6.625%, 12/1/2007                                              $     325,000               336,375
         Sr Notes, 8.125%, 3/1/2010                                          $     120,000               129,000
       Plains All America Pipeline LLC/Plains All American Pipeline Finance
         Sr Notes, 7.750%, 10/15/2012                                        $     125,000               140,000
       Williams Cos, Sr Notes, 8.625%, 6/1/2010                              $     170,000               177,650
=================================================================================================================
                                                                                                         783,025
0.53   OFFICE SERVICES & SUPPLIES
       Moore North American Finance, Sr Notes(a), 7.875%, 1/15/2011          $     350,000               364,875
=================================================================================================================
1.60   OIL & GAS DRILLING
       Pride International, Sr Notes, 10.000%, 6/1/2009                      $   1,000,000             1,095,000
=================================================================================================================
2.11   OIL & GAS EQUIPMENT & SERVICES
       Grant Prideco, Sr Notes
         9.000%, 12/15/2009                                                  $     210,000               233,100
         Series B, 9.625%, 12/1/2007                                         $     525,000               580,125
       Gulfmark Offshore, Sr Notes, 8.750%, 6/1/2008                         $     450,000               466,875
       Offshore Logistics, Sr Notes(a), 6.125%, 6/15/2013                    $     170,000               170,425
================================================================================================================
                                                                                                       1,450,525
4.41   OIL & GAS EXPLORATION & PRODUCTION
       Chesapeake Energy, Sr Notes, Series B, 8.500%, 3/15/2012              $     570,000               602,775
       Encore Acquisition, Sr Sub Notes, 8.375%, 6/15/2012                   $     150,000               160,500
       Forest Oil, Sr Notes, 8.000%, 6/15/2008                               $     505,000               540,350
       Houston Exploration, Sr Sub Notes(a), 7.000%, 6/15/2013               $     175,000               180,687
       Parker & Parsley Petroleum, Sr Notes, 8.875%, 4/15/2005               $     450,000               492,750
       Vintage Petroleum, Sr Notes, 8.250%, 5/1/2012                         $     605,000               665,500
       Westport Resources, Sr Sub Notes
         8.250%, 11/1/2011                                                   $     335,000               366,825
         8.250%(a), 11/1/2011                                                $      15,000                16,425
=================================================================================================================
                                                                                                       3,025,812
0.69   OIL & GAS REFINING, MARKETING & TRANSPORTATION
       Frontier Escrow, Sr Notes(a), 8.000%, 4/15/2013                       $     100,000               104,500
       Premco Refining Group, Sr Notes, 9.500%, 2/1/2013                     $     335,000               370,175
=================================================================================================================
                                                                                                         474,675
1.09   PACKAGED FOODS & MEATS
       Del Monte, Sr Sub Notes(a), 8.625%, 12/15/2012                        $     320,000               339,200
       Dole Foods, Sr Notes(a), 8.875%, 3/15/2011                            $     385,000               408,100
=================================================================================================================
                                                                                                         747,300
0.63   PAPER PACKAGING
       Chesapeake Corp, Deb, 7.200%, 3/15/2005                               $     125,000               126,406
       Graphic Packaging, Sr Sub Notes, 8.625%, 2/15/2012                    $     300,000               306,000
=================================================================================================================
                                                                                                         432,406
4.56   PAPER PRODUCTS
       Abitibi-Consolidated Inc, Notes, 6.950%, 4/1/2008                     $     500,000               526,239
       Appleton Papers, Sr Sub Notes, Series B, 12.500%, 12/15/2008          $     295,000               330,400

-----------------------------------------------------------------------------------------------------------------
                                                                             SHARES, UNITS
                                                                              OR PRINCIPAL             PRINCIPAL
%      DESCRIPTION                                                                  AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------
       Bear Island Paper LLC/Bear Bear Island Finance II, Sr Secured Notes
         Series B, 10.000%, 12/1/2007                                        $     450,000         $     373,500
       Bowater Inc, Sr Notes(a), 6.500%, 6/15/2013                           $     540,000               512,356
       Cascades Inc, Sr Notes, 7.250%, 2/15/2013                             $     315,000               331,538
       Georgia-Pacific Corp, Sr Notes(a), 9.375%, 2/1/2013                   $     330,000               363,825
       MDP Acquisitions PLC, Sr Notes, 9.625%, 10/1/2012                     $     435,000               480,675
       Norske Skogindustrier AS,  Sr Notes, Series C(a), 8.625%, 6/15/2011   $     200,000               209,000
=================================================================================================================
                                                                                                       3,127,533
1.16   PHARMACEUTICALS
       aaiPharma Inc, Sr Sub Notes, 11.000%, 4/1/2010                        $     450,000               495,000
       AmerisourceBergen Corp, Sr Notes, 7.250%, 11/15/2012                  $     275,000               298,375
=================================================================================================================
                                                                                                         793,375
3.98   PUBLISHING & PRINTING
       American Media, Sr Sub Notes(a), 8.875%, 1/15/2011                    $     255,000               276,037
       Dex Media East LLC/Dex Meadia East Finance
         Sr Notes, 9.875%, 11/15/2009                                        $     325,000               362,375
         Sr Sub Notes, Series B, 12.125%, 11/15/2012                         $     100,000               118,250
       Hollinger International Publishing, Sr Notes, 9.000%, 12/15/2010      $     535,000               572,450
       Houghton Mifflin, Sr Notes(a), 8.250%, 2/1/2011                       $     170,000               179,350
       Mail-Well I, Sr Notes, 9.625%, 3/15/2012                              $     610,000               642,025
       Nebraska Book, Sr Sub Notes, 8.750%, 2/15/2008                        $     395,000               395,988
       Sun Media, Sr Notes, 7.625%, 2/15/2013                                $     175,000               186,375
=================================================================================================================
                                                                                                       2,732,850
0.40   REAL ESTATE INVESTMENT TRUSTS
       Ventas Realty LP/Ventas Capital, Sr Notes, 8.750%, 5/1/2009           $     255,000               275,400
=================================================================================================================
0.54   SOFT DRINKS
       Cott Beverages, Gtd Sr Sub Notes, Series B, 8.000%, 12/15/2011        $     180,000               194,400
       Le Natures, Sr Sub Notes(a), 9.000%, 6/15/2013                        $     170,000               175,100
=================================================================================================================
                                                                                                         369,500
2.13   SPECIALTY CHEMICALS
       IMC Global, Sr Notes
         11.250%(a), 6/1/2011                                                $     325,000               338,000
         Series B, 11.250%, 6/1/2011                                         $     100,000               104,000
       Millennium America, Sr Notes
         9.250%, 6/15/2008                                                   $     175,000               188,125
         9.250%(a), 6/15/2008                                                $     215,000               231,125
       Resolution Performance Products LLC/Resolution Performance Products
         Capital Corp
            Sr Notes, 9.500%, 4/15/2010                                      $     200,000               208,000
            Sr Sub Notes, 13.500%, 11/15/2010                                $      25,000                25,000
       Rhodia SA,
         Sr Notes(a), 7.625%, 6/1/2010                                       $     175,000               185,063
         Sr Sub Notes(a), 8.875%, 6/1/2011                                   $     175,000               181,125
=================================================================================================================
                                                                                                       1,460,438
1.36   SPECIALTY STORES
       Hollywood Entertainment, Sr Sub Notes, 9.625%, 3/15/2011              $     220,000               240,625
       Rent-A-Center Inc, Sr Sub Notes(a), 7.500%, 5/1/2010                  $     200,000               210,000

-----------------------------------------------------------------------------------------------------------------
                                                                             SHARES, UNITS
                                                                              OR PRINCIPAL             PRINCIPAL
%      DESCRIPTION                                                                  AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------
       Sonic Automotive, Sr Sub Notes, Series D, 11.000%, 8/1/2008           $     100,000         $     106,000
       United Rentals, Sr Sub Notes, Series B, 8.800%, 8/15/2008             $     390,000               378,300
=================================================================================================================
                                                                                                         934,925
1.45   STEEL
       IPSCO Inc, Sr Notes, 8.750%, 6/1/2013                                 $      85,000                86,700
       Jarden Corp, Sr Sub Notes, 9.750%, 5/1/2012                           $     265,000               283,550
       Steel Dynamics, Sr Notes, 9.500%, 3/15/2009                           $     420,000               439,950
       United States Steel, Sr Notes, 9.750%, 5/15/2010                      $     180,000               182,700
=================================================================================================================
                                                                                                         992,900
0.54   TEXTILES
       Collins & Aikman Floorcoverings, Sr Sub Notes, Series B,
         9.750%, 2/15/2010                                                   $     100,000               104,500
       Simmons Co, Sr Sub Notes, Series B, 10.250%, 3/15/2009                $     250,000               267,500
=================================================================================================================
                                                                                                         372,000
0.27   TRUCKING
       Laidlaw International, Sr Notes(a), 10.750%, 6/15/2011                $     175,000               183,750
=================================================================================================================
4.61   WIRELESS TELECOMMUNICATION SERVICES
       American Tower Escrow, Sr Sub Discount Notes, 12.250%, 8/1/2008       $     630,000               406,350
       Centennial Communications/Centennial Cellular Operating
         Gtd Sr Notes(a), 10.125%, 6/15/2013                                 $     180,000               178,200
       Nextel Communications, Sr Serial Redeemable Notes
         9.500%, 2/1/2011                                                    $     190,000               210,425
         9.375%, 11/15/2009                                                  $     400,000               429,500
       Nextel Partners, Sr Notes(a), 8.125%, 7/1/2011                        $     170,000               169,575
       NII Holdings Ltd, Secured Sr Discount Step-Up Notes, Zero
         Coupon(f), 11/1/2009                                                $      99,685                91,959
       Rural Cellular, Sr Sub Notes, 9.750%, 1/15/2010                       $     600,000               531,000
       Triton PCS, Gtd Sr Notes(a), 8.500%, 6/1/2013                         $     240,000               258,000
       UbiquiTel Operating, Sr Sub Discount Step-Up Notes(a),
         Zero Coupon(f), 5/15/2010                                           $     187,000                93,500
       US Unwired, Sr Sub Discount Step-Up Notes, Series B, Zero Coupon(f),
         11/1/2009                                                           $     800,000               328,000
       VoiceStream Wireless, Sr Notes, 10.375%, 11/15/2009                   $     400,000               465,000
=================================================================================================================
                                                                                                       3,161,509
       TOTAL FIXED INCOME SECURITIES (AMORTIZED COST $55,885,120)                                     58,508,894
- -================================================================================================================
1.28   COMMON STOCKS, RIGHTS & WARRANTS
0.00   BROADCASTING -- RADIO/TV
       XM Satellite Radio Warrants(a)(g) (Exp 2010)                                    250                 1,375
=================================================================================================================
0.58   INTEGRATED TELECOMMUNICATION SERVICES
       McLeodUSA Inc Class A Warrants(c)(g) (Exp 2007)                               8,399                 3,444
       NTELOS Inc Warrants(a)(g) (Exp 2010)                                            750                     0
       NTL Inc(g)                                                                   10,595               361,501
       XO Communications(g)                                                          2,260                16,385
       XO Communications
         Rights(g) (to purchase cmn shrs)                                        2,440,000                     3
         Series A Warrants(g) (Exp 2010)                                             4,521                12,207
         Series B Warrants(g) (Exp 2010)                                             3,390                 5,424
         Series C Warrants(g) (Exp 2010)                                             3,390                 1,864
=================================================================================================================
                                                                                                         400,828

-----------------------------------------------------------------------------------------------------------------
                                                                             SHARES, UNITS
                                                                              OR PRINCIPAL             PRINCIPAL
%      DESCRIPTION                                                                  AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------
0.00   INTERNET SOFTWARE & SERVICES
       Wam!Net Warrants(a)(g) (Exp 2005)                                               900         $           9
=================================================================================================================
0.70   WIRELESS TELECOMMUNICATION SERVICES
       American Tower Escrow Warrants(g) (Exp 2008)                                    630                64,575
       NII Holdings Class B Shrs(g)                                                 10,787               412,818
=================================================================================================================
                                                                                                         477,393
       TOTAL COMMON STOCKS, RIGHTS & WARRANTS (COST $366,995)                                            879,605
=================================================================================================================
3.13   PREFERRED STOCKS
0.91   MOVIES & ENTERTAINMENT
       CSC Holdings
         Conv Pfd, Series H Shrs, 11.750%                                            3,850               395,588
         Pfd, Series M Shrs, 11.125%(h)                                              2,250               230,625
=================================================================================================================
                                                                                                         626,213
2.22   WIRELESS TELECOMMUNICATION SERVICES
       Nextel Communications, Exchangeable Pfd, Series E Shrs, 11.125%(h)            1,424             1,520,120
=================================================================================================================
       TOTAL PREFERRED STOCKS (COST $1,602,575)                                                        2,146,333
=================================================================================================================
0.51   OTHER SECURITIES
0.36   ELECTRIC UTILITIES
       Alliant Energy Resources, Sr Exchangeable Notes(a), PAY PHONES(i)
         2.500%, 2/15/2030 (Each shr exchangeable for 2.5 shrs McLeodUSA
         Inc(c) Cmn Stk)                                                             7,000               245,000
=================================================================================================================
0.15   HEALTH CARE EQUIPMENT
       HMP Equity Holdings, Units(a) (Each unit consists of one $1,000
         Face Amount Sr Discount Notes, Zero Coupon, 5/15/2008 and 1 Wrnt
         to purchase 2.8094 shrs of Huntsman Corp Cmn Stk)                             200               101,000
=================================================================================================================
       TOTAL OTHER SECURITIES (AMORTIZED COST $557,679)                                                  346,000
=================================================================================================================
8.58   SHORT-TERM INVESTMENTS
0.95   CORPORATE BONDS
0.12   CABLE & SATELLITE OPERATORS
       Adelphia Communications, Sr Notes(b)(c), 9.250%, 6/30/2004            $     135,000                82,350
=================================================================================================================
0.83   ELECTRIC UTILITIES
       CMS Energy, Sr Notes, Series B, 6.750%, 1/15/2004                     $     560,000               565,600
=================================================================================================================
         TOTAL CORPORATE BONDS (Amortized Cost $646,016)                                                 647,950
=================================================================================================================
7.63   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated 6/30/2003 due
         7/1/2003 at 1.080%, repurchased at $5,236,157 (Collateralized by Federal Home Loan Bank, Consolidated Bonds, Quarterly
         Floating Rate due 12/29/2003 at 0.935%, value $5,480,427)
         (Cost $5,236,000)                                                   $   5,236,000             5,236,000
=================================================================================================================
       TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $5,882,016)                                        5,883,950
=================================================================================================================
98.80  TOTAL INVESTMENTS AT VALUE
       (AMORTIZED COST $64,294,385)                                                                   67,764,782
=================================================================================================================
1.20   OTHER ASSETS LESS LIABILITIES                                                                     824,394
=================================================================================================================
100.00 NET ASSETS AT VALUE                                                                         $  68,589,176
=================================================================================================================

(a)  Securities  acquired  pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exits.

(b)  Defaulted  security.  The issuer is in  default  with  respect to  interest payments and the Fund has stopped accruing interest income.

(c)  The company filed for bankruptcy.

(d)  Defaulted  security.  The issuer is in  default  with  respect to  interest income and the Fund has stopped  accruing  interest  income and has written off accrued interest.

(e)  Security  contains an adjustable rate feature.  Rate shown reflects current rate which may change at a future date.

(f)  Step-up  securities are  obligations  which increase the interest rate at a specific point in time.
     Rate shown reflects  current rate which may step up at a future date.

(g)  Security is non-income producing.

(h)  Security is a  payment-in-kind  (PIK)  security.  PIK  securities  may make interest payments in additional securities.

(i)  PAY PHONES - Premium  Accelerated  Yield  Participating  Hybrid Option Note Exchangeable Securities.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO VARIABLE INVESTMENT FUNDS, INC.
JUNE 30, 2003
UNAUDITED
                                                                           HIGH
                                                                          YIELD
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                   $     64,294,385
================================================================================
  At Value(a)                                                  $     67,764,782
Cash                                                                    322,585
Receivables:
  Fund Shares Sold                                                      728,218
  Dividends and Interest                                              1,128,057
Prepaid Expenses and Other Assets                                         1,324
================================================================================
TOTAL ASSETS                                                         69,944,966
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                     1,305,000
  Fund Shares Repurchased                                                39,286
Accrued Expenses and Other Payables                                      11,504
================================================================================
TOTAL LIABILITIES                                                     1,355,790
================================================================================
NET ASSETS AT VALUE                                            $     68,589,176
================================================================================
NET ASSETS
Paid-in Capital(b)                                             $     93,441,095
Accumulated Undistributed Net Investment Income                       6,565,992
Accumulated Undistributed Net Realized Loss on Investment
  Securities                                                        (34,888,308)
Net Appreciation of Investment Securities                             3,470,397
================================================================================
NET ASSETS AT VALUE                                            $     68,589,176
================================================================================
Shares Outstanding                                                    8,977,132
NET ASSET VALUE, Offering and Redemption Price per Share       $           7.64
================================================================================

(a) Investment securities at cost and value at June 30, 2003 includes a repurchase agreement of $5,236,000.

(b) The INVESCO Variable Investment Funds, Inc. have 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to the Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
SIX MONTHS ENDED JUNE 30, 2003
UNAUDITED
                                                                           HIGH
                                                                          YIELD
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest                                                      $       2,574,773
Dividends                                                               122,399
================================================================================
  TOTAL INCOME                                                        2,697,172
================================================================================
EXPENSES
Investment Advisory Fees                                                187,925
Administrative Services Fees                                             88,000
Custodian Fees and Expenses                                               6,335
Directors' Fees and Expenses                                              6,555
Interest Expenses                                                         1,514
Professional Fees and Expenses                                           10,862
Registration Fees and Expenses                                              182
Reports to Shareholders                                                   5,186
Transfer Agent Fees                                                       2,500
Other Expenses                                                            8,557
================================================================================
  TOTAL EXPENSES                                                        317,616
  Fees and Expenses Paid Indirectly                                        (257)
================================================================================
     NET EXPENSES                                                       317,359
================================================================================
NET INVESTMENT INCOME                                                 2,379,813
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                           (8,793,364)
Change in Net Appreciation/Depreciation of Investment Securities     14,492,372
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                     5,699,008
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                    $       8,078,821
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
HIGH YIELD FUND

                                                     SIX MONTHS                YEAR
                                                          ENDED               ENDED
                                                        JUNE 30          DECEMBER 31
-------------------------------------------------------------------------------------
                                                           2003                 2002
                                                      UNAUDITED
OPERATIONS
Net Investment Income                             $   2,379,813        $   4,173,650
Net Realized Loss                                    (8,793,364)         (11,558,358)
Change in Net Appreciation/Depreciation of
  Investment Securities                              14,492,372            7,854,615
=====================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            8,078,821              469,907
=====================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                         0           (5,997,153)
=====================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        38,886,093           98,462,822
Reinvestment of Distributions                                 0            5,997,153
=====================================================================================
                                                     38,886,093          104,459,975
Amounts Paid for Repurchases of Shares              (34,017,673)         (96,518,368)
=====================================================================================
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                        4,868,420            7,941,607
=====================================================================================
TOTAL INCREASE IN NET ASSETS                         12,947,241            2,414,361
NET ASSETS
Beginning of Period                                  55,641,935           53,227,574
=====================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $6,565,992 and
  $4,186,179, respectively)                       $  68,589,176        $  55,641,935
=====================================================================================

           -----------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                           5,447,161           13,576,178
Shares Issued from Reinvestment of Distributions              0              891,122
=====================================================================================
                                                      5,449,161           14,467,300
Shares Repurchased                                   (4,743,845)         (13,162,607)
=====================================================================================
NET INCREASE IN FUND SHARES                             703,316            1,304,693
=====================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO VARIABLE INVESTMENT FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. is incorporated in Maryland and presently consists of thirteen separate Funds: Core Equity Fund, Dynamics Fund, Financial Services Fund, Growth Fund, Health Sciences Fund, High Yield Fund (the "Fund", presented herein), Leisure Fund, Real Estate Opportunity Fund, Small Company Growth Fund, Technology Fund, Telecommunications Fund, Total Return Fund and Utilities Fund. The investment objective of the Fund is to seek a high level of current income by investing primarily in lower rated bonds, other debt securities and preferred stocks. INVESCO Variable Investment Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies and instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. It is the Fund's accounting practice to discontinue the accrual of income to provide an estimate for probable losses due to unpaid interest income on defaulted bonds. Charge offs of income are recorded when information obtained indicates previously recorded amounts are not collectible. During the six months ended June 30, 2003, the Fund wrote off accrued interest which amounted to $59,460.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended June 30, 2003, there were no such investments by the Fund.

The Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The Fund may have elements of risk due to investments in specific industries. Such investments may subject the Fund to additional risks resulting from future political or economic conditions.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends was $5,997,153 of ordinary income distributions declared for the year ended December 31, 2002.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax components of the Fund at June 30, 2003 include:

   Cost of Investments for Tax Purposes                          $  64,542,057
                                                                 =============

   Gross Tax Unrealized Appreciation                             $   4,264,641
   Gross Tax Unrealized Depreciation                                 1,041,916
                                                                 -------------

   Net Tax Appreciation on Investments                           $   3,222,725
                                                                 =============

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders. Deferred post-October 31 capital losses at December 31, 2002, were $3,417,509.

F. EXPENSES -- The Fund bears expenses incurred specifically on its behalf and, in addition, the Fund bears a portion of general expenses, based on the relative net assets of the Fund.

Under an agreement between the Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% of average net assets.

IFG receives a transfer agent fee of $5,000 per year. The fee is paid monthly at one-twelfth of the annual fee.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.265% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. IFG may pay all or a portion of the fee to other companies that assist in providing the services.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Fund. For the six months ended June 30, 2003, IFG absorbed no expenses for the Fund. IFG is entitled to reimbursement from the Fund for fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause the Fund to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $23,733,401 and $22,330,527, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG.

The Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the six months ended June 30, 2003, included in Directors' Fees and Expenses in the Statement of Operations were $614, and pension liability included in Accrued Expenses in the Statement of Assets and Liabilities was $1,628.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 5 -- SECURITIES LOANED. The Fund has entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the six months ended June 30, 2003, there were no such securities lending arrangements for the Fund.

NOTE 6 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total net assets for temporary or emergency purposes. During the six months ended June 30, 2003, the Fund borrowed cash at a weighted average rate of 1.46% and interest expenses amounted to $1,067. During that same period, the Fund lent cash at a weighted average weight of 1.51% and interest income amounted of $533.

NOTE 7 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the six months ended June 30, 2003, the Fund borrowed cash at a weighted average of 1.76% and interest expenses amounted to $447.

FINANCIAL HIGHLIGHTS
HIGH YIELD FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                          SIX MONTHS
                                               ENDED
                                             JUNE 30                            YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------
                                                2003          2002         2001         2000         1999         1998
                                           UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period      $   6.73      $   7.64    $   10.07    $   11.51    $   11.31    $   12.46
=======================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                           0.23          0.46         0.67         1.12         0.93         0.97
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                0.68         (0.56)       (2.17)       (2.46)        0.11        (0.80)
=======================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                0.91         (0.10)       (1.50)       (1.34)        1.04         0.17
=======================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income            0.00          0.81         0.93         0.10         0.84         0.98
Distributions from Capital Gains                0.00          0.00         0.00         0.00         0.00         0.34
=======================================================================================================================
TOTAL DISTRIBUTIONS                             0.00          0.81         0.93         0.10         0.84         1.32
=======================================================================================================================
Net Asset Value -- End of Period            $   7.64      $   6.73    $    7.64    $   10.07    $   11.51    $   11.31
=======================================================================================================================

TOTAL RETURN(a)                               13.52%(b)     (1.30%)     (14.93%)     (11.68%)       9.20%        1.42%

RATIOS
Net Assets -- End of Period ($000 Omitted)  $68,589       $55,642     $53,228      $51,401      $58,379      $42,026
Ratio of Expenses to Average Net Assets(c)    0.50%(b)      1.05%       1.02%        1.05%        1.05%        0.85%
Ratio of Net Investment Income to
  Average Net Assets                          3.77%(b)      7.28%       9.56%        9.94%        8.81%        8.99%
Portfolio Turnover Rate                         40%(b)        95%        109%         118%         143%         245%

(a)  Total Return does not reflect expenses that apply to the related  insurance policies,  and  inclusion  of these charges  would reduce the total return figures for the periods shown.

(b)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(c)  Ratio is based on Total  Expenses of the Fund,  which is before any expense offset arrangements (which may include custodian fees).

                                   YOU SHOULD
                                    KNOW WHAT
                                INVESCO KNOWS(R)











[INVESCO ICON] INVESCO(R)

1-888-436-3863

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus. We encourage you to obtain from your advisor a personal illustration of historical performance which reflects the cost of the insurance protection from the insurance company.

S93   900479  7/03
I-VIHY-SAR-1

                                                                   APPENDIX VIII

                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS*
          OF INVESCO VIF HIGH YIELD FUND INTO AIM V.I. HIGH YIELD FUND
                                  June 30, 2003
                                   (Unaudited)


          PRINCIPAL AMOUNT                                                                                 MARKET VALUE
---------------------------------------                                                       -------------------------------------
 INVESCO VIF    AIM V.I.    AIM V.I.                                                          INVESCO VIF   AIM V.I.    AIM V.I.
 High Yield    High Yield  High Yield                                                         High Yield   High Yield  High Yield
    Fund          Fund        Fund                                                               Fund         Fund        Fund
                            Pro Forma                                                                                   Pro Forma
                            Combining                                                                                   Combining
-----------------------------------------------------------------------------------------------------------------------------------
                                        BONDS & NOTES- 88.53%
                                        ADVERTISING- 0.06%
                                        RH Donnelley Finance Corp. I, Sr. Notes,
$          --    $ 60,000     $ 60,000  8.88%, 12/15/10                               (a)    $         --  $   66,300   $   66,300
===================================================================================================================================

                                        AEROSPACE & DEFENSE- 1.07%
                                        Dunlop Standard Aerospace Holdings PLC (United
                                        Kingdom), Sr. Unsec. Sub. Yankee Notes, 11.88%,
           --      95,000       95,000  05/15/09                                                       --     103,075      103,075
-----------------------------------------------------------------------------------------------------------------------------------
                                        Esterline Technologies Corp., Sr. Sub.
      200,000          --      200,000  Notes, 7.75%, 06/15/13                        (a)         205,000          --      205,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Hexcel Corp., Sr. Unsec. Sub. Notes, 9.75%,
           --     350,000      350,000  01/15/09                                                       --     350,000      350,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        L-3 Communications Corp., Sr. Unsec. Gtd.
      225,000          --      225,000  Sub. Global Notes, 7.63%, 06/15/2012                      247,500          --      247,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        Sequa Corp.-Class A, Sr. Notes, 8.88%,
      200,000          --      200,000  04/01/08                                      (a)         209,000          --      209,000
===================================================================================================================================
                                                                                                  661,500     453,075    1,114,575
===================================================================================================================================

                                        AIRLINES- 0.76%
                                        Air Canada (Canada), Sr. Unsec. Global
           --     195,000      195,000  Notes, 10.25%, 03/15/11                       (c)              --      88,725       88,725
-----------------------------------------------------------------------------------------------------------------------------------
                                        Delta Air Lines, Inc.,
                                          Series C, Medium Term Notes, 6.65%,
           --      60,000       60,000    03/15/04                                                     --      58,200       58,200
-----------------------------------------------------------------------------------------------------------------------------------
           --     340,000      340,000    Unsec. Notes, 7.90%, 12/15/09                                --     275,400      275,400
-----------------------------------------------------------------------------------------------------------------------------------
                                        Northwest Airlines Inc.,
           --     160,000      160,000    Sr. Unsec. Gtd. Notes, 8.88%, 06/01/06                       --     131,200      131,200
-----------------------------------------------------------------------------------------------------------------------------------
           --     245,000      245,000    Unsec. Gtd. Unsub. Notes, 8.52%, 04/07/04                    --     233,975      233,975
===================================================================================================================================
                                                                                                       --     787,500      787,500
===================================================================================================================================

                                        ALTERNATIVE CARRIERS- 0.97%
                                        Block Communications, Inc., Sr. Unsec. Gtd.
      375,000          --      375,000  Sub. Global Notes, 9.25%, 04/15/09                        408,750          --      408,750
-----------------------------------------------------------------------------------------------------------------------------------
                                        COLT Telecom Group PLC (United Kingdom),
      490,000          --      490,000  Sr. Yankee Notes, 12.00%, 12/15/06                        494,900          --      494,900
-----------------------------------------------------------------------------------------------------------------------------------
                                        LCI International, Inc.   Sr. Notes, 7.25%,
           --     125,000      125,000  06/15/07                                                       --      98,125       98,125
===================================================================================================================================
                                                                                                  903,650      98,125    1,001,775
===================================================================================================================================

                                        APPAREL RETAIL- 0.28%
                                        Big 5 Corp.-Series B, Sr. Unsec. Notes,
           --     161,000      161,000  10.88%, 11/15/07                                               --     169,855      169,855
-----------------------------------------------------------------------------------------------------------------------------------
                                        Mothers Work, Inc., Sr. Unsec. Gtd. Notes,
           --     110,000      110,000  11.25%, 08/01/10                                               --     120,450      120,450
===================================================================================================================================
                                                                                                              290,305      290,305
===================================================================================================================================

                                        APPAREL, ACCESSORIES & LUXURY GOODS- 0.44%
                                        Perry Ellis International Inc.-Series B,
           --      40,000       40,000  Sr. Sec. Notes, 9.50%, 03/15/09                                --      41,800       41,800
-----------------------------------------------------------------------------------------------------------------------------------
                                        Phillips-Van Heusen Corp., Sr. Unsec.
      100,000      45,000      145,000  Notes, 8.13%, 05/01/13                        (a)         102,625      46,350      148,975
-----------------------------------------------------------------------------------------------------------------------------------
                                        Russell Corp., Sr. Unsec. Gtd. Global
           --     105,000      105,000  Notes, 9.25%, 05/01/10                                         --     115,500      115,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      (a)
           --      60,000       60,000  Warnaco Inc., Sr. Notes, 8.88%, 06/15/13      (b)              --      63,000       63,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        William Carter Co. (The)-Series B, Sr.
                                        Unsec. Gtd. Sub. Global Notes, 10.88%,
           --      80,000       80,000  08/15/11                                                       --      90,700       90,700
===================================================================================================================================
                                                                                                  102,625     357,350      459,975
===================================================================================================================================

                                        AUTO PARTS & EQUIPMENT- 1.52%
                                        Advanced Accessory Systems, LLC, Sr. Notes,   (a)
       45,000          --       45,000  10.75%, 06/15/11                              (b)          47,700          --       47,700
-----------------------------------------------------------------------------------------------------------------------------------
                                        American Axle & Manufacturing Holdings,
                                        Inc., Sr. Unsec. Gtd. Sub. Notes, 9.75%,
      100,000          --      100,000  03/01/09                                                  107,500          --      107,500
-----------------------------------------------------------------------------------------------------------------------------------
      200,000          --      200,000  Dana Corp., Unsec. Notes, 10.13%, 03/15/10                220,500          --      220,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        Dura Operating Corp.-Series B, Sr. Unsec.
      170,000      10,000      180,000  Gtd. Global Notes, 8.63%, 04/15/12                        174,250      10,375      184,625
-----------------------------------------------------------------------------------------------------------------------------------
                                        Lear Corp.-Series B, Sr. Unsec. Gtd. Notes,
      250,000          --      250,000  7.96%, 05/15/05                                           266,250          --      266,250
-----------------------------------------------------------------------------------------------------------------------------------
                                        Metaldyne Corp., Sr. Unsec. Gtd. Sub.
      225,000          --      225,000  Global Notes, 11.00%, 06/15/12                            186,750          --      186,750
-----------------------------------------------------------------------------------------------------------------------------------
                                        Tenneco Automotive Inc., Sr. Sec. Second      (a)
           --      80,000       80,000  Lien Notes, 10.25%, 07/15/13                  (b)              --      81,400       81,400
-----------------------------------------------------------------------------------------------------------------------------------
                                        TRW Automotive Inc., Sr. Notes, 9.38%,
      200,000      80,000      280,000  02/15/13                                      (a)         217,000      87,600      304,600
-----------------------------------------------------------------------------------------------------------------------------------
                                        United Components Inc., Sr. Sub. Notes,       (a)
      170,000          --      170,000  9.38%, 06/15/13                               (b)         176,375          --      176,375
===================================================================================================================================
                                                                                                1,396,325     179,375    1,575,700
===================================================================================================================================

                                        AUTOMOBILE MANUFACTURERS- 0.25%
                                        General Motors Corp., Sr. Unsec. Global
           --     260,000      260,000  Notes, 7.13%, 07/15/13                                         --     261,466      261,466
===================================================================================================================================

                                        BROADCASTING & CABLE TV- 8.11%
                                        Adelphia Communications Corp.
           --     140,000      140,000    Series B, Sr. Unsec. Notes, 9.88%, 03/01/07 (c)              --      87,850       87,850
-----------------------------------------------------------------------------------------------------------------------------------
      250,000          --      250,000    Sr. Unsec. Sub. Notes, 10.25%, 06/15/11     (c)         160,000          --      160,000
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Notes,
      135,000          --      135,000      9.25%, 10/01/02                           (c)          82,350          --       82,350
-----------------------------------------------------------------------------------------------------------------------------------
           --     470,000      470,000      10.88%, 10/01/10                          (c)              --     294,925      294,925
-----------------------------------------------------------------------------------------------------------------------------------
                                        Allbritton Communications Co.,
           --      90,000       90,000    Sr. Sub. Notes, 7.75%, 12/15/12             (a)              --      94,950       94,950
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Sub. Global Notes, 7.75%,
      240,000     115,000      355,000    12/15/12                                                247,800     121,325      369,125
-----------------------------------------------------------------------------------------------------------------------------------

          PRINCIPAL AMOUNT                                                                                 MARKET VALUE
---------------------------------------                                                       -------------------------------------
 INVESCO VIF    AIM V.I.    AIM V.I.                                                          INVESCO VIF   AIM V.I.    AIM V.I.
 High Yield    High Yield  High Yield                                                         High Yield   High Yield  High Yield
    Fund          Fund        Fund                                                               Fund         Fund        Fund
                            Pro Forma                                                                                   Pro Forma
                            Combining                                                                                   Combining
-----------------------------------------------------------------------------------------------------------------------------------

                                        Avalon Cable LLC, Sr. Disc. Notes, 11.88%,
$          --  $   45,000   $   45,000  12/01/08                                      (d)    $         --  $   43,650   $   43,650
-----------------------------------------------------------------------------------------------------------------------------------
                                        Century Communications Corp.-Class A, Sr.
      100,000          --      100,000  Unsec. Notes, 9.50%, 03/01/05                 (c)          64,500          --       64,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        Charter Communications Holdings,
                                        LLC/Charter Communications Holdings Capital
                                        Corp.,
      950,000          --      950,000    Sr. Unsec. Unsub. Notes, 8.25%, 04/01/07                731,500          --      731,500
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Sub. Disc. Notes, 9.92%,
           --     535,000      535,000    04/01/11                                    (d)              --     355,775      355,775
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Sub. Global Notes, 11.13%,
           --     295,000      295,000    01/15/11                                                     --     230,100      230,100
-----------------------------------------------------------------------------------------------------------------------------------
                                        Comcast UK Cable Partners Ltd. (Bermuda),
                                        Sr. Unsec. Disc. Yankee Deb., 11.20%,
           --     255,000      255,000  11/15/07                                      (d)              --     250,537      250,537
-----------------------------------------------------------------------------------------------------------------------------------
                                        DirecTV Holdings LLC, Sr. Notes, 8.38%,
           --     140,000      140,000  03/15/13                                      (a)              --     157,150      157,150
-----------------------------------------------------------------------------------------------------------------------------------
                                        Echostar DBS Corp., Sr. Unsec. Gtd. Global
      270,000          --      270,000  Notes, 9.13%, 01/15/09                                    301,725          --      301,725
-----------------------------------------------------------------------------------------------------------------------------------
                                    --  Granite Broadcasting Corp., Sr. Sub. Notes,                                             --
           --      70,000       70,000    9.38%, 12/01/05                                              --      69,650       69,650
-----------------------------------------------------------------------------------------------------------------------------------
           --      45,000       45,000    10.38%, 05/15/05                                             --      45,281       45,281
-----------------------------------------------------------------------------------------------------------------------------------
                                        Gray Television, Inc.-Class A, Sr. Unsec.
      430,000          --      430,000  Gtd. Sub. Global Notes, 9.25%, 12/15/11                   475,150          --      475,150
-----------------------------------------------------------------------------------------------------------------------------------
                                        Insight Midwest, L.P./Insight Capital Inc.,
    1,000,000          --    1,000,000    Sr. Unsec. Sub. Notes, 9.75%, 10/01/09                1,057,500          --    1,057,500
-----------------------------------------------------------------------------------------------------------------------------------
           --     190,000      190,000    Sr. Unsec. Global Notes, 10.50%, 11/01/10                    --     209,950      209,950
-----------------------------------------------------------------------------------------------------------------------------------
                                        Knology, Inc., Sr. Unsec. PIK Notes,
           --     102,032      102,032  12.00%, 11/30/09                              (a)              --      80,860       80,860
-----------------------------------------------------------------------------------------------------------------------------------
                                        LBI Media Inc., Sr. Unsec. Gtd. Sub. Global
           --     140,000      140,000  Notes, 10.13%, 07/15/12                                        --     154,000      154,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Mediacomm LLC/Mediacomm Capital Corp., Sr.
           --     240,000      240,000  Unsec. Notes, 9.50%, 01/15/13                                  --     256,800      256,800
-----------------------------------------------------------------------------------------------------------------------------------
                                        Nextmedia Operating Inc., Sr. Unsec. Gtd.
           --      85,000       85,000  Sub. Notes, 10.75%, 07/01/11                                   --      96,050       96,050
-----------------------------------------------------------------------------------------------------------------------------------
                                        Pegasus Communications Corp.-Series B, Sr.
           --     435,000      435,000  Notes, 9.63%, 10/15/05                                         --     402,375      402,375
-----------------------------------------------------------------------------------------------------------------------------------
                                        Pegasus Media & Communications Inc.-Series
           --     350,000      350,000  B, Sr. Sub. Notes, 12.50%, 07/01/05                            --     351,750      351,750
-----------------------------------------------------------------------------------------------------------------------------------
                                        Radio One, Inc.-Series B, Sr. Unsec. Gtd.
           --     200,000      200,000  Sub. Global Notes, 8.88%, 07/01/11                             --     221,500      221,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        Salem Communications Holding Corp.-Series B, Sr.
           --     190,000      190,000  Unsec. Gtd. Sub. Global Notes, 9.00%, 07/01/11                 --     205,200      205,200
-----------------------------------------------------------------------------------------------------------------------------------
                                        Sinclair Broadcast Group, Inc., - Class A
                                          Sr. Unsec. Sub. Global Notes, 8.75%,
      195,000          --      195,000    12/15/11                                                214,013          --      214,013
-----------------------------------------------------------------------------------------------------------------------------------
      225,000          --      225,000    Sr. Gtd. Sub. Notes, 8.00%, 03/15/12        (a)         240,188          --      240,188
-----------------------------------------------------------------------------------------------------------------------------------
                                        Spanish Broadcasting System, Inc., Sr.
                                        Unsec. Gtd. Sub. Global Notes, 9.63%,
           --     165,000      165,000  11/01/09                                                       --     175,725      175,725
-----------------------------------------------------------------------------------------------------------------------------------
                                        United Pan-Europe Communications N.V.
                                        (Netherlands)-Series B, Sr. Unsec. Yankee Notes,
           --     210,000      210,000      11.25%, 02/01/10                          (c)              --      45,937       45,937
-----------------------------------------------------------------------------------------------------------------------------------
           --     150,000      150,000      11.50%, 02/01/10                          (c)              --      32,812       32,812
-----------------------------------------------------------------------------------------------------------------------------------
                                        XM Satellite Radio Inc.,
           --     160,000      160,000    Sr. Sec. Disc. Notes, 14.00%, 12/31/09      (d)              --     116,000      116,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      (a)
      180,000     120,000      300,000    Sr. Sec. Notes, 12.00%, 06/15/10            (b)         176,400     119,400      295,800
-----------------------------------------------------------------------------------------------------------------------------------
                                        Young Broadcasting Inc.,
                                        Series B, Sr. Unsec. Gtd. Sub. Notes,
           --     110,000      110,000      8.75%, 06/15/07                                            --     111,925      111,925
-----------------------------------------------------------------------------------------------------------------------------------
           --      30,000       30,000      9.00%, 01/15/06                                            --      30,375       30,375
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Gtd. Sub. Notes,
      265,000          --      265,000      10.00%, 03/01/11                                      286,863          --      286,863
===================================================================================================================================

                                                                                                4,037,989   4,361,852    8,399,841
===================================================================================================================================

                                        BUILDING PRODUCTS- 0.17%
                                        Associated Materials Inc., Sr. Unsec. Gtd.
           --      40,000       40,000  Sub. Global Notes, 9.75%, 04/15/12                             --      43,800       43,800
-----------------------------------------------------------------------------------------------------------------------------------
                                        Building Materials Corp., Sr. Unsec. Gtd.
           --     140,000      140,000  Notes, 8.00%, 12/01/08                                         --     130,200      130,200
===================================================================================================================================
                                                                                                       --     174,000      174,000
===================================================================================================================================

                                        CASINOS & GAMING- 4.11%
                                        Ameristar Casinos, Inc., Sr. Unsec. Gtd.
           --      60,000       60,000  Sub. Global Notes, 10.75%, 02/15/09                            --      68,400       68,400
-----------------------------------------------------------------------------------------------------------------------------------
                                        Argosy Gaming Co., Sr. Unsec. Sub. Notes,
      295,000          --      295,000  9.00%, 09/01/11                                           318,600          --      318,600
-----------------------------------------------------------------------------------------------------------------------------------
                                        Herbst Gaming, Inc.-Series B, Sr. Sec.
           --     150,000      150,000  Global Notes, 10.75%, 09/01/08                                 --     168,000      168,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Isle of Capri Casinos, Inc., Sr. Unsec.
      500,000          --      500,000  Gtd. Sub. Notes, 8.75%, 04/15/09                          532,500          --      532,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        Mandalay Resort Group, Sr. Unsec. Sub.
      350,000          --      350,000  Global Notes, 9.38%, 02/15/10                             395,500          --      395,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        Mohegan Tribal Gaming Authority, Sr. Unsec.
           --      40,000       40,000  Gtd. Sub. Global Notes, 8.00%, 04/01/12                        --      43,300       43,300
-----------------------------------------------------------------------------------------------------------------------------------
                                        Park Place Entertainment Corp.
      500,000          --      500,000    Sr. Notes, 7.00%, 04/15/13                  (a)         535,000          --      535,000
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Sub. Global Notes, 8.13%,
      635,000          --      635,000    05/15/11                                                696,913          --      696,913
-----------------------------------------------------------------------------------------------------------------------------------
      250,000          --      250,000    Sr. Unsec. Sub. Notes, 7.88%, 12/15/05                  266,563          --      266,563
-----------------------------------------------------------------------------------------------------------------------------------
                                        Penn National Gaming Inc.-Series B, Sr.
                                        Unsec. Gtd. Sub. Global Notes, 11.13%,
      600,000          --      600,000  03/01/08                                                  664,500          --      664,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        Pinnacle Entertainment, Inc.-Series B, Sr.
      300,000          --      300,000  Sub. Notes, 9.50%, 08/01/07                               297,750          --      297,750
-----------------------------------------------------------------------------------------------------------------------------------
                                        Venetian Casino Resort, LLC, Sec. Gtd.
           --      70,000       70,000  Mortgage Global Notes, 11.00%, 06/15/10                        --      79,450       79,450
-----------------------------------------------------------------------------------------------------------------------------------
                                        Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
      175,000          --      175,000  Sr. Unsec., Second Mortgage Notes, 12.00%, 11/01/10       193,375          --      193,375
===================================================================================================================================
                                                                                                3,900,701     359,150    4,259,851
===================================================================================================================================

          PRINCIPAL AMOUNT                                                                                 MARKET VALUE
---------------------------------------                                                       -------------------------------------
 INVESCO VIF    AIM V.I.    AIM V.I.                                                          INVESCO VIF   AIM V.I.    AIM V.I.
 High Yield    High Yield  High Yield                                                         High Yield   High Yield  High Yield
    Fund          Fund        Fund                                                               Fund         Fund        Fund
                            Pro Forma                                                                                   Pro Forma
                            Combining                                                                                   Combining
-----------------------------------------------------------------------------------------------------------------------------------

                                        COMMERCIAL PRINTING- 0.70%
                                        American Color Graphics, Sr. Sec. Notes,
$      85,000  $       --   $   85,000  10.00%, 06/15/10                              (a)    $     84,575  $       --   $   84,575
-----------------------------------------------------------------------------------------------------------------------------------
                                        Mail-Well I Corp., Sr. Unsec. Gtd. Global
      610,000          --      610,000  Notes, 9.63%, 03/15/12                                    642,025          --      642,025
===================================================================================================================================
                                                                                                  726,600          --      726,600
===================================================================================================================================

                                        COMMODITY CHEMICALS- 0.25%
                                        ISP Chemco Inc.-Series B, Sr. Unsec. Gtd.
           --      45,000       45,000  Sub. Global Notes, 10.25%, 07/01/11                            --      49,950       49,950
-----------------------------------------------------------------------------------------------------------------------------------
                                        Lyondell Chemical Co.-Series B, Sr. Sec.
      150,000          --      150,000  Gtd. Notes, 9.88%, 05/01/07                               147,000          --      147,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Methanex Corp. (Canada), Sr. Unsec. Notes,
           --      55,000       55,000  8.75%, 08/15/12                                                --      61,737       61,737
===================================================================================================================================
                                                                                                  147,000     111,687      258,687
===================================================================================================================================

                                        COMMUNICATIONS EQUIPMENT- 0.15%
                                        Filtronic PLC (United Kingdom), Sr. Unsec.
           --      31,000       31,000  Yankee Notes, 10.00%, 12/01/05                                 --      31,775       31,775
-----------------------------------------------------------------------------------------------------------------------------------
                                        Nortel Network Ltd. (Canada),
           --      45,000       45,000    Sr. Global Notes, 6.13%, 02/15/06                            --      43,875       43,875
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Gtd. Conv. Global Notes,
           --      95,000       95,000    4.25%, 09/01/08                                              --      80,512       80,512
===================================================================================================================================
                                                                                                       --     156,162      156,162
===================================================================================================================================

                                        CONSTRUCTION & ENGINEERING- 0.12%
                                        Schuff Steel Co., Sr. Unsec. Gtd. Notes,
           --     150,000      150,000  10.50%, 06/01/08                                               --     120,750      120,750
===================================================================================================================================

                                        CONSTRUCTION & FARM MACHINERY & HEAVY
                                        TRUCKS- 0.65%
      250,000          --      250,000  Cummins Inc., Sr. Notes, 9.50%, 12/01/10      (a)         283,750          --      283,750
-----------------------------------------------------------------------------------------------------------------------------------
                                        Terex Corp., Sr. Unsec. Gtd. Sub. Global
      170,000     190,000      360,000  Notes, 9.25%, 07/15/11                                    182,750     205,200      387,950
===================================================================================================================================
                                                                                                  466,500     205,200      671,700
===================================================================================================================================

                                        CONSTRUCTION MATERIALS- 0.15%
                                        MMI Products, Inc.-Series B, Sr. Unsec.
           --     215,000      215,000  Sub. Notes, 11.25%, 04/15/07                                   --     151,575      151,575
===================================================================================================================================

                                        DATA PROCESSING & OUTSOURCED SERVICES- 0.67%
                                        Iron Mountain Inc.,
                                          Sr. Unsec. Gtd. Sub. Notes, 6.63%,
      340,000          --      340,000    01/01/16                                                334,900          --      334,900
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Gtd. Yankee Notes, 8.13%,
      350,000          --      350,000    05/15/08                                                364,000          --      364,000
===================================================================================================================================
                                                                                                  698,900          --      698,900
===================================================================================================================================

                                        DEPARTMENT STORES- 0.30%
                                        JC Penney Co. Inc.,
           --     120,000      120,000    Sr. Unsec. Notes, 8.00%, 03/01/10                            --     126,600      126,600
-----------------------------------------------------------------------------------------------------------------------------------
           --     175,000      175,000    Unsec. Notes, 7.60%, 04/01/07                                --     183,750      183,750
===================================================================================================================================
                                                                                                       --     310,350      310,350
===================================================================================================================================

                                        DISTILLERS & VINTNERS- 0.15%
                                        Constellation Brands, Inc.-Series B, Sr.
           --     140,000      140,000  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12                        --     151,900      151,900
===================================================================================================================================

                                        DISTRIBUTORS- 0.10%
                                        Collins & Aikman Floor Cover- Series B, Sr.
                                        Unsec. Gtd. Sub. Global Notes, 9.75%,
      100,000          --      100,000  02/15/10                                                  104,500          --      104,500
===================================================================================================================================

                                        DIVERSIFIED CHEMICALS- 1.94%
                                        Equistar Chemicals LP/Equistar Funding
                                        Corp.,
      175,000          --      175,000    Sr. Unsec. Notes, 10.63%, 05/01/11          (a)         179,375          --      179,375
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Gtd. Global Notes, 10.13%,
           --     260,000      260,000    09/01/08                                                     --     268,450      268,450
-----------------------------------------------------------------------------------------------------------------------------------
                                        FMC Corp., Sr. Sec. Global Notes, 10.25%,
      215,000     150,000      365,000  11/01/09                                                  241,875     170,250      412,125
-----------------------------------------------------------------------------------------------------------------------------------
                                        Huntsman Advanced Materials LLC, Sr. Sec.
      170,000          --      170,000  Second Lien Notes, 11.00%, 07/15/10           (a)         176,800          --      176,800
-----------------------------------------------------------------------------------------------------------------------------------
                                        Huntsman International LLC,
       50,000      20,000       70,000    Sr. Notes, 9.88%, 03/01/09                  (a)          52,000      21,000       73,000
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Gtd. Global Notes, 9.88%,
      500,000     210,000      710,000    03/01/09                                                520,000     220,500      740,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        Pliant Corp., Sr. Sec. Second Lien Notes,     (a)
           --     150,000      150,000  11.13%, 09/01/09                              (b)              --     160,125      160,125
===================================================================================================================================
                                                                                                1,170,050     840,325    2,010,375
===================================================================================================================================

                                        DIVERSIFIED METALS & MINING- 0.40%
                                        Peabody Energy Corp., Sr. Notes, 6.88%,
      300,000          --      300,000  03/15/13                                      (a)         314,250          --      314,250
-----------------------------------------------------------------------------------------------------------------------------------
                                        Wolverine Tube, Inc., Sr. Notes, 7.38%,
           --     100,000      100,000  08/01/08                                      (a)              --      96,500       96,500
===================================================================================================================================
                                                                                                  314,250      96,500      410,750
===================================================================================================================================

                                        DRUG RETAIL- 0.65%
                                        Rite Aid Corp.,
           --     275,000      275,000    Sr. Notes, 9.25%, 06/01/13                  (a)              --     273,625      273,625
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Sec. Second Lien Notes, 9.50%,
           --      50,000       50,000    02/15/11                                    (a)              --      54,375       54,375
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Sec. Second Lien Notes, 8.13%,
      175,000      45,000      220,000    05/01/10                                    (a)         181,125      47,250      228,375
-----------------------------------------------------------------------------------------------------------------------------------
           --     115,000      115,000    Sr. Unsec. Unsub. Notes, 7.13%, 01/15/07                     --     114,425      114,425
===================================================================================================================================
                                                                                                  181,125     489,675      670,800
===================================================================================================================================

          PRINCIPAL AMOUNT                                                                                 MARKET VALUE
---------------------------------------                                                       -------------------------------------
 INVESCO VIF    AIM V.I.    AIM V.I.                                                          INVESCO VIF   AIM V.I.    AIM V.I.
 High Yield    High Yield  High Yield                                                         High Yield   High Yield  High Yield
    Fund          Fund        Fund                                                               Fund         Fund        Fund
                            Pro Forma                                                                                   Pro Forma
                            Combining                                                                                   Combining
-----------------------------------------------------------------------------------------------------------------------------------

                                        ELECTRIC UTILITIES- 4.22%
                                        Alliant Energy Resources, Sr. PAY PHONES
$       7,000  $       --   $    7,000  Notes, 2.50%, 02/15/30                        (a)    $    245,000  $       --   $  245,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        CMS Energy Corp.,
      560,000          --      560,000    Series B, Sr. Unsec. Notes, 6.75%, 01/15/04             565,600          --      565,600
-----------------------------------------------------------------------------------------------------------------------------------
           --      45,000       45,000    Sr. Unsec. Notes, 7.63%, 11/15/04                            --      45,900       45,900
-----------------------------------------------------------------------------------------------------------------------------------
           --     115,000      115,000    Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08                     --     121,325      121,325
-----------------------------------------------------------------------------------------------------------------------------------
                                        Consumers Energy, First & Refunding
      325,000          --      325,000  Mortgage Notes, 7.38%, 0915/23                            339,548          --      339,548
-----------------------------------------------------------------------------------------------------------------------------------
                                        Dynegy Holdings Inc., Sr. Unsec. Unsub.
                                        Notes,
           --     265,000      265,000      8.13%, 03/15/05                                            --     258,375      258,375
-----------------------------------------------------------------------------------------------------------------------------------
           --      45,000       45,000      8.75%, 02/15/12                                            --      42,300       42,300
-----------------------------------------------------------------------------------------------------------------------------------
                                        El Paso Electric Co.-Series D, Sr. Sec.
      400,000          --      400,000  First Mortgage Notes, 8.90%, 02/01/06                     446,828          --      446,828
-----------------------------------------------------------------------------------------------------------------------------------
                                        Mission Energy Holding Co., Sr. Sec. Global
      275,000     310,000      585,000  Notes, 13.50%, 07/15/08                                   185,625     212,350      397,975
-----------------------------------------------------------------------------------------------------------------------------------
                                        Nevada Power Co.-Series E, Unsec. General &
      170,000          --      170,000  Refunding Mortgage Global Notes, 10.88%, 10/15/09         190,400          --      190,400
-----------------------------------------------------------------------------------------------------------------------------------
                                        Niagara Mohawk Power Corp., First Mortgage
      680,000          --      680,000  Notes, 9.75%, 11/01/05                                    793,359          --      793,359
-----------------------------------------------------------------------------------------------------------------------------------
                                        Orion Power Holdings, Inc., Sr. Unsec.
           --      65,000       65,000  Global Notes, 12.00%, 05/01/10                                 --      75,400       75,400
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      (a)
           --     175,000      175,000  PG&E Corp., Sr. Sec. Notes, 6.88%, 07/15/08   (b)              --     175,787      175,787
-----------------------------------------------------------------------------------------------------------------------------------
                                        TECO Energy, Inc.,
       45,000     350,000      395,000    Sr. Notes, 7.50%, 06/15/10                               45,900     362,250      408,150
-----------------------------------------------------------------------------------------------------------------------------------
      275,000          --      275,000    Unsec. Unsub. Notes, 7.00%, 05/01/12                    268,125          --      268,125
===================================================================================================================================

                                                                                                3,080,385   1,293,687    4,374,072
===================================================================================================================================

                                        ELECTRICAL COMPONENTS & EQUIPMENT- 0.25%
                                        Midwest Generation LLC-Series B, Global
           --     190,000      190,000  Asset-Backed Pass Through Ctfs., 8.56%, 01/02/16               --     187,150      187,150
-----------------------------------------------------------------------------------------------------------------------------------
                                        Thomas & Betts Corp., Sr. Unsec. Notes,
           --      75,000       75,000  7.25%, 06/01/13                                                --      76,312       76,312
===================================================================================================================================
                                                                                                       --     263,462      263,462
===================================================================================================================================

                                        ELECTRONIC MANUFACTURING SERVICES- 0.66%
                                        Flextronics International Ltd. (Singapore),
      425,000          --      425,000    Sr. Sub. Notes, 6.50%, 05/15/13             (a)         409,062          --      409,062
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Sub. Yankee Notes, 9.88%,
           --     125,000      125,000    07/01/10                                                     --     138,125      138,125
-----------------------------------------------------------------------------------------------------------------------------------
                                        Sanmina-SCI Corp., Sr. Sec. Notes, 10.38%,
           --     120,000      120,000  01/15/10                                      (a)              --     133,500      133,500
===================================================================================================================================
                                                                                                  409,062     271,625      680,687
===================================================================================================================================

                                        EMPLOYMENT SERVICES- 0.06%
                                        MSX International, Inc., Sr. Unsec. Gtd.
           --      90,000       90,000  Sub. Notes, 11.38%, 01/15/08                                   --      58,950       58,950
===================================================================================================================================

                                        ENVIRONMENTAL SERVICES- 1.20%
                                        Allied Waste North America,
                                          Series B, Sr. Gtd. Global Notes, 8.88%,
      150,000          --      150,000    04/01/08                                                162,750          --      162,750
-----------------------------------------------------------------------------------------------------------------------------------
                                          Series B, Sr. Sec. Gtd. Sub. Global Notes,
           --     150,000      150,000    8.50%, 12/01/08                                              --     162,375      162,375
-----------------------------------------------------------------------------------------------------------------------------------
      265,000          --      265,000    Sr. Notes, 7.88%, 04/15/13                              277,256          --      277,256
-----------------------------------------------------------------------------------------------------------------------------------
      275,000          --      275,000    Sr. Sec. Gtd. Notes, 9.25%, 09/01/12        (a)         303,187          --      303,187
-----------------------------------------------------------------------------------------------------------------------------------
                                        IESI Corp., Sr. Unsec. Gtd. Sub. Global
       95,000          --       95,000  Notes, 10.25%, 06/15/12                                   100,700          --      100,700
-----------------------------------------------------------------------------------------------------------------------------------
                                        Synagro Technologies Inc., Sr. Unsec. Sub.
      220,000          --      220,000  Global Notes, 9.50%, 04/01/09                             235,400          --      235,400
===================================================================================================================================
                                                                                                1,079,293     162,375    1,241,668
===================================================================================================================================

                                        FERTILIZERS & AGRICULTURAL CHEMICAL- 0.43%
                                        IMC Global Inc.,
                                          Series B, Sr. Unsec. Gtd. Global Notes,
      100,000          --      100,000    11.25%, 06/01/11                                        104,000          --      104,000
-----------------------------------------------------------------------------------------------------------------------------------
      325,000          --      325,000    Sr. Unsec. Gtd. Notes, 11.25%, 06/01/11     (a)         338,000          --      338,000
===================================================================================================================================
                                                                                                  442,000          --      442,000
===================================================================================================================================

          PRINCIPAL AMOUNT                                                                                 MARKET VALUE
---------------------------------------                                                       -------------------------------------
 INVESCO VIF    AIM V.I.    AIM V.I.                                                          INVESCO VIF   AIM V.I.    AIM V.I.
 High Yield    High Yield  High Yield                                                         High Yield   High Yield  High Yield
    Fund          Fund        Fund                                                               Fund         Fund        Fund
                            Pro Forma                                                                                   Pro Forma
                            Combining                                                                                   Combining
-----------------------------------------------------------------------------------------------------------------------------------

                                        FOOD DISTRIBUTORS- 0.56%
                                        Roundy's, Inc.-Series B, Sr. Unsec. Gtd.
      555,000          --      555,000  Sub. Global Notes, 8.88%, 06/15/12                        579,975          --      579,975
===================================================================================================================================

                                        Food Retail- 0.16%
                                        Ahold Finance USA Inc., Sr. Unsec. Gtd.
           --     120,000      120,000  Unsub. Notes, 8.25%, 07/15/10                                  --     123,600      123,600
-----------------------------------------------------------------------------------------------------------------------------------
                                        Ahold Lease USA, Inc.-Series 2001, Class
                                        A-1, Gtd. Disc. Asset-Backed Pass Through
           --      45,000       45,000  Ctfs., 7.82%, 01/02/20                        (d)              --      42,750       42,750
===================================================================================================================================
                                                                                                       --     166,350      166,350
===================================================================================================================================

                                        FOREST PRODUCTS- 0.59%
                                        Georgia-Pacific Corp.,
                                                                                      (a)
           --     100,000      100,000    Sr. Notes, 7.38%, 07/15/08                  (b)              --     102,250      102,250
-----------------------------------------------------------------------------------------------------------------------------------
           --     125,000      125,000    Sr. Unsec. Notes, 8.88%, 02/01/10           (a)              --     135,625      135,625
-----------------------------------------------------------------------------------------------------------------------------------
                                        Louisiana-Pacific Corp., Sr. Unsec. Sub.
           --     100,000      100,000  Notes, 10.88%, 11/15/08                                        --     114,000      114,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Millar Western Forest Products Ltd.
                                        (Canada), Sr. Unsec. Yankee Notes, 9.88%,
           --     250,000      250,000  05/15/08                                                       --     263,750      263,750
===================================================================================================================================
                                                                                                       --     615,625      615,625
===================================================================================================================================

                                        GAS UTILITIES- 0.55%
                                        Northwest Pipeline Corp.,
                                          Sr. Unsec. Gtd. Global Notes, 8.13%,
      120,000          --      120,000    03/01/10                                                129,000          --      129,000
-----------------------------------------------------------------------------------------------------------------------------------
      325,000          --      325,000    Unsec. Deb, 6.63%, 12/01/07                             336,375          --      336,375
-----------------------------------------------------------------------------------------------------------------------------------

          PRINCIPAL AMOUNT                                                                                 MARKET VALUE
---------------------------------------                                                       -------------------------------------
 INVESCO VIF    AIM V.I.    AIM V.I.                                                          INVESCO VIF   AIM V.I.    AIM V.I.
 High Yield    High Yield  High Yield                                                         High Yield   High Yield  High Yield
    Fund          Fund        Fund                                                               Fund         Fund        Fund
                            Pro Forma                                                                                   Pro Forma
                            Combining                                                                                   Combining
-----------------------------------------------------------------------------------------------------------------------------------

                                        SEMCO Energy, Inc., Sr. Notes,
                                                                                      (a)
$          --  $   75,000   $   75,000  7.13%, 05/15/08                               (b)    $         --  $   78,375   $   78,375
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      (a)
           --      25,000       25,000  7.75%, 05/15/13                               (b)              --      26,625       26,625
===================================================================================================================================
                                                                                                  465,375     105,000      570,375
===================================================================================================================================

                                        GENERAL MERCHANDISE STORES- 0.21%
                                        Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
           --     210,000      210,000  Notes, 10.25%, 10/15/07                                        --     218,400      218,400
===================================================================================================================================

                                        HEALTH CARE DISTRIBUTORS- 0.71%
                                        AmerisourceBergen Corp., Sr. Unsec. Gtd.
      275,000      70,000      345,000  Global Notes, 7.25%, 11/15/12                             298,375      76,475      374,850
-----------------------------------------------------------------------------------------------------------------------------------
                                        Rotech Healthcare Inc., Sr. Unsec. Gtd.
      350,000          --      350,000  Sub. Global Notes, 9.50%, 04/01/12                        359,625          --      359,625
===================================================================================================================================
                                                                                                  658,000      76,475      734,475
===================================================================================================================================

                                        HEALTH CARE EQUIPMENT- 0.53%
                                                                                      (a)
                                                                                      (b)
                                        HMP Equity Holdings Corp., Sr. Sec. Disc.     (e)
          200          --          200  Notes, 15.90%, 5/15/08                        (f)         101,000          --      101,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Medex, Inc., Sr. Sub. Notes, 8.88%,           (a)
           --     195,000      195,000  05/15/13                                      (b)              --     203,775      203,775
-----------------------------------------------------------------------------------------------------------------------------------
                                        Medquest Inc.-Series B, Sr. Unsec. Sub.
           --      70,000       70,000  Global Notes, 11.88%, 08/15/12                                 --      74,200       74,200
-----------------------------------------------------------------------------------------------------------------------------------
                                        Vicar Operating, Inc., Sr. Unsec. Gtd.
           --     150,000      150,000  Notes, 9.88%, 12/01/09                                         --     165,000      165,000
===================================================================================================================================
                                                                                                  101,000     442,975      543,975
===================================================================================================================================

                                        HEALTH CARE FACILITIES- 2.13%
                                        Alderwoods Group, Inc., Sr. Unsec. Gtd.
      360,000          --      360,000  Notes, 12.25%, 01/02/09                                   376,200          --      376,200
-----------------------------------------------------------------------------------------------------------------------------------
                                        Extendicare Health Services, Sr. Unsec.
      355,000          --      355,000  Gtd. Sub. Global Notes, 9.50%, 07/01/10                   372,750          --      372,750
-----------------------------------------------------------------------------------------------------------------------------------
                                        Hanger Orthopedic Group, Inc.,
           --     250,000      250,000    Sr. Gtd. Sub. Notes, 11.25%, 06/15/09                        --     275,000      275,000
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Gtd. Global Notes, 10.38%,
           --      50,000       50,000    02/15/09                                                     --      55,500       55,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        Province Healthcare Co., Sr. Unsec. Sub.
      350,000      50,000      400,000  Notes, 7.50%, 06/01/13                                    344,750      50,000      394,750
-----------------------------------------------------------------------------------------------------------------------------------
                                        Select Medical Corp., Sr. Unsec. Sub.
           --      35,000       35,000  Global Notes, 9.50%, 06/15/09                                  --      38,325       38,325
-----------------------------------------------------------------------------------------------------------------------------------
                                        Tenet Healhcare Corp., Sr. Unsec. Notes,
      115,000          --      115,000  6.50%, 06/01/12                                           106,663          --      106,663
-----------------------------------------------------------------------------------------------------------------------------------
                                        Triad Hospitals, Inc.-Series B, Sr. Unsec.
           --      75,000       75,000  Gtd. Global Notes, 8.75%, 05/01/09                             --      81,375       81,375
-----------------------------------------------------------------------------------------------------------------------------------
                                        United Surgical Partners International, Inc., Sr.
      270,000     200,000      470,000  Unsec. Gtd. Sub. Global Notes, 10.00%, 12/15/11           291,600     217,000      508,600
===================================================================================================================================
                                                                                                1,491,963     717,200    2,209,163
===================================================================================================================================

                                        HEALTH CARE SUPPLIES- 0.66%
                                        Advanced Medical Optics, Inc., Sr. Unsec.
      280,000          --      280,000  Gtd. Sub. Global Notes, 9.25%, 07/15/10                   303,800          --      303,800
-----------------------------------------------------------------------------------------------------------------------------------
                                        DJ Orthopedics LLC/DJ Orthopedics Capital Corp.,
           --     165,000      165,000  Sr. Unsec. Gtd. Sub. Notes, 12.63%, 06/15/09                   --     177,375      177,375
-----------------------------------------------------------------------------------------------------------------------------------
                                        Fisher Scientific International Inc.,
           --      95,000       95,000    Sr. Sub. Global Notes, 8.13%, 05/01/12      (a)              --     103,075      103,075
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Sub. Global Notes, 8.13%,
           --      90,000       90,000    05/01/12                                                     --      97,650       97,650
===================================================================================================================================
                                                                                                  303,800     378,100      681,900
===================================================================================================================================

                                        HOME FURNISHINGS- 0.23%
                                        Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
           --     240,000      240,000  Notes, 9.88%, 12/15/07                                         --     238,800      238,800
===================================================================================================================================

                                        HOMEBUILDING- 1.43%
                                        Beazer Homes USA, Inc., Sr. Unsec. Gtd.
           --      80,000       80,000  Global Notes 8.38%, 04/15/12                                   --      88,800       88,800
-----------------------------------------------------------------------------------------------------------------------------------
                                        D.R. Horton, Inc., Sr. Notes, 5.88%,
           --     115,000      115,000  07/01/13                                                       --     113,275      113,275
-----------------------------------------------------------------------------------------------------------------------------------
           --     115,000      115,000  KB HOME, Sr. Sub. Notes, 7.75%, 02/01/10                       --     124,775      124,775
-----------------------------------------------------------------------------------------------------------------------------------
                                        Lennar Corp., Sr. Unsec. Notes, 7.63%,
      500,000          --      500,000  03/01/09                                                  592,973          --      592,973
-----------------------------------------------------------------------------------------------------------------------------------
                                        Ryland Group, Inc. (The), Sr. Unsec. Unsub.
      205,000          --      205,000  Notes, 9.75%, 09/01/10                                    235,750          --      235,750
-----------------------------------------------------------------------------------------------------------------------------------
                                        Technical Olympic USA, Inc., Sr. Unsec.
           --     125,000      125,000  Gtd. Global Notes, 9.00%, 07/01/10                             --     134,375      134,375
-----------------------------------------------------------------------------------------------------------------------------------
                                        WCI Communities Inc., Sr. Unsec. Gtd. Sub.
           --     170,000      170,000  Global Notes, 10.63%, 02/15/11                                 --     188,700      188,700
===================================================================================================================================
                                                                                                  828,723     649,925    1,478,648
===================================================================================================================================

                                        HOTELS, RESORTS & CRUISE LINES- 2.54%
                                        Chumash Casino & Resort Enterprise, Sr.
      215,000          --      215,000  Notes, 9.00%, 07/15/10                        (a)         232,200          --      232,200
-----------------------------------------------------------------------------------------------------------------------------------
                                        Hilton Hotels Corp., Sr. Unsec. Notes,
           --     100,000      100,000  7.63%, 12/01/12                                                --     109,750      109,750
-----------------------------------------------------------------------------------------------------------------------------------
                                        Host Marriott Corp., Sr. Sec. Gtd. Notes,
           --     210,000      210,000  7.88%, 08/01/08                                                --     214,725      214,725
-----------------------------------------------------------------------------------------------------------------------------------
                                        Intrawest Corp. (Canada),
                                          Sr. Unsec. Gtd. Global Notes, 10.50%,
       95,000     255,000      350,000    02/01/10                                                102,125     276,675      378,800
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Sub. Yankee Notes, 9.75%,
      250,000          --      250,000    08/15/08                                                260,937          --      260,937
-----------------------------------------------------------------------------------------------------------------------------------
                                        John Q. Hammons Hotels, Inc.-Series B, Sr.
                                        First Mortgage Global Notes, 8.88%,
      420,000      40,000      460,000  05/15/12                                                  441,000      42,450      483,450
-----------------------------------------------------------------------------------------------------------------------------------
                                        Kerzner International Ltd. (Bahamas), Sr.
                                        Unsec. Gtd. Sub. Global Notes, 8.88%,
           --     125,000      125,000  08/15/11                                                       --     136,250      136,250
-----------------------------------------------------------------------------------------------------------------------------------
                                        La Quinta Properties, Sr. Notes, 8.88%,
           --     120,000      120,000  03/15/11                                      (a)              --     130,200      130,200
-----------------------------------------------------------------------------------------------------------------------------------
                                        MeriStar Hospitality Corp., Sr. Unsec. Gtd.
           --     205,000      205,000  Global Notes, 9.13%, 01/15/11                                  --     201,412      201,412
-----------------------------------------------------------------------------------------------------------------------------------
                                        Royal Caribbean Cruises Ltd. (Liberia),
           --      70,000       70,000    Sr. Unsec. Notes, 8.00%, 05/15/10                            --      72,625       72,625
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Unsub. Global Notes, 8.75%,
           --     200,000      200,000    02/02/11                                                     --     211,000      211,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Starwood Hotels Resorts, Sr. Gtd. Global
           --     185,000      185,000  Notes, 7.88%, 05/01/12                                         --     203,500      203,500
===================================================================================================================================

                                                                                                1,036,262   1,598,587    2,634,849
===================================================================================================================================

          PRINCIPAL AMOUNT                                                                                 MARKET VALUE
---------------------------------------                                                       -------------------------------------
 INVESCO VIF    AIM V.I.    AIM V.I.                                                          INVESCO VIF   AIM V.I.    AIM V.I.
 High Yield    High Yield  High Yield                                                         High Yield   High Yield  High Yield
    Fund          Fund        Fund                                                               Fund         Fund        Fund
                            Pro Forma                                                                                   Pro Forma
                            Combining                                                                                   Combining
-----------------------------------------------------------------------------------------------------------------------------------

                                        HOUSEHOLD APPLIANCES- 0.08%
                                        Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
$          --  $   80,000   $   80,000  10.75%, 12/15/05                                     $         --  $   80,800   $   80,800
===================================================================================================================================

                                        INDUSTRIAL CONGLOMERATES- 0.13%
                                        Tyco International Group S.A. (Luxembourg)
                                        Series A, Sr. Gtd. Conv. Putable Notes,       (a)
           --      59,000       59,000  2.75%, 01/15/08                               (b)              --      63,868       63,868
-----------------------------------------------------------------------------------------------------------------------------------
                                        Series B, Sr. Gtd. Conv. Putable Notes,       (a)
           --      64,000       64,000  3.13%, 01/15/15                               (b)              --      70,400       70,400
===================================================================================================================================
                                                                                                       --     134,268      134,268
===================================================================================================================================

                                        INDUSTRIAL MACHINERY- 0.81%
                                        Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
           --      17,000       17,000  13.00%, 05/01/09                                               --      19,975       19,975
-----------------------------------------------------------------------------------------------------------------------------------
                                        Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
           --     210,000      210,000  07/15/05                                                       --     215,250      215,250
-----------------------------------------------------------------------------------------------------------------------------------
                                        Dresser, Inc., Sr. Unsec. Gtd. Sub. Global
           --      30,000       30,000  Notes, 9.38%, 04/15/11                                         --      31,200       31,200
-----------------------------------------------------------------------------------------------------------------------------------
                                        Manitowoc Co. Inc. (The), Sr. Unsec. Gtd.
           --      90,000       90,000  Sub. Global Notes, 10.50%, 08/01/12                            --     101,025      101,025
-----------------------------------------------------------------------------------------------------------------------------------
                                        National Waterworks Inc.-Series B, Sr.
                                        Unsec. Gtd. Sub. Global Notes, 10.50%,
      320,000          --      320,000  12/01/12                                                  354,000          --      354,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Rexnord Corp., Sr. Unsec. Gtd. Sub. Global
      105,000          --      105,000  Notes, 10.13%, 12/15/12                                   115,500          --      115,500
===================================================================================================================================
                                                                                                  469,500     367,450      836,950
===================================================================================================================================

                                        INTEGRATED OIL & GAS- 0.64%
                                        El Paso CGP Co.,
           --     110,000      110,000    Sr. Unsec. Notes, 6.20%, 05/15/04                            --     108,900      108,900
-----------------------------------------------------------------------------------------------------------------------------------
           --      45,000       45,000    Unsec. Deb., 9.75%, 08/01/03                                 --      45,225       45,225
-----------------------------------------------------------------------------------------------------------------------------------
           --     120,000      120,000  Unsec. Notes, 7.75%, 06/15/10                                  --     112,800      112,800
-----------------------------------------------------------------------------------------------------------------------------------
                                        PDVSA Finance Ltd. (Cayman Islands), Global
           --     230,000      230,000  Notes, 8.50%, 11/16/12                                         --     215,050      215,050
-----------------------------------------------------------------------------------------------------------------------------------
                                        Petrobras International Finance Co., Global
           --     185,000      185,000  Notes, 9.13%, 07/02/13                                         --     185,000      185,000
===================================================================================================================================
                                                                                                       --     666,975      666,975
===================================================================================================================================

                                        INTEGRATED TELECOMMUNICATION SERVICES- 5.27%
                                        Fairpoint Communications, Inc.-Series B,
      175,000          --      175,000  Sr. Unsec. Sub. Notes, 9.50%, 05/01/08                    167,125          --      167,125
-----------------------------------------------------------------------------------------------------------------------------------
      335,000          --      335,000  GCI, Inc., Sr. Unsec. Notes, 9.75%, 08/01/07              340,862          --      340,862
-----------------------------------------------------------------------------------------------------------------------------------
                                        Madison River Capital LLC/Madison River Finance
      925,000     150,000    1,075,000  Corp., Sr. Unsec. Notes, 13.25%, 03/01/10                 906,500     147,750    1,054,250
-----------------------------------------------------------------------------------------------------------------------------------
                                        NTELOS Inc.,
    1,050,000          --    1,050,000    Sr. Conv. Notes, 9.00%, 08/15/13                      1,050,000          --    1,050,000
-----------------------------------------------------------------------------------------------------------------------------------
      750,000          --      750,000    Sr. Unsec. Notes, 13.00%, 08/15/10          (g)         487,500          --      487,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        PTC International Finance II S.A. (Luxembourg), Sr.
           --     195,000      195,000  Unsec. Gtd. Sub. Yankee Notes, 11.25%, 12/01/09                --     219,375      219,375
-----------------------------------------------------------------------------------------------------------------------------------
                                        Qwest Capital Funding, Inc.,
                                          Unsec. Gtd. Global Notes,
           --     160,000      160,000      5.88%, 08/03/04                                            --     154,400      154,400
-----------------------------------------------------------------------------------------------------------------------------------
           --     265,000      265,000      7.00%, 08/03/09                                            --     220,613      220,613
-----------------------------------------------------------------------------------------------------------------------------------
           --     410,000      410,000      7.25%, 02/15/11                                            --     337,225      337,225
-----------------------------------------------------------------------------------------------------------------------------------
    1,235,000          --    1,235,000    Unsec. Global Notes, 7.20%, 11/01/04                  1,265,875          --    1,265,875
-----------------------------------------------------------------------------------------------------------------------------------
      175,000          --      175,000    Unsec. Gtd. Notes, 7.75%, 08/15/06                      162,750          --      162,750
===================================================================================================================================

                                                                                                4,380,612   1,079,363    5,459,975
===================================================================================================================================

                                        IT CONSULTING & OTHER SERVICES- 0.10%
                                                                                      (a)
           --     100,000      100,000  Digitalnet Inc., Sr. Notes, 9.00%, 07/15/10   (b)              --     100,750      100,750
===================================================================================================================================

                                        LEISURE FACILITIES- 0.90%
                                        Six Flags, Inc.,
      600,000          --      600,000    Sr. Unsec. Global Notes, 8.88%, 02/01/10                576,000          --      576,000
-----------------------------------------------------------------------------------------------------------------------------------
           --     140,000      140,000    Sr. Unsec. Notes, 9.75%, 06/15/07                            --     139,300      139,300
-----------------------------------------------------------------------------------------------------------------------------------
                                        Town Sports International, Inc., Sr. Notes,
           --      55,000       55,000  9.63%, 04/15/11                               (a)              --      58,300       58,300
-----------------------------------------------------------------------------------------------------------------------------------
                                        Universal City Development, Sr. Notes,
           --      70,000       70,000  11.75%, 04/01/10                              (a)              --      77,525       77,525
-----------------------------------------------------------------------------------------------------------------------------------
                                        Worldspan L.P./WS Financing Corp., Sr.        (a)
           --      75,000       75,000  Notes, 9.63%, 06/15/11                        (b)              --      78,000       78,000
===================================================================================================================================
                                                                                                  576,000     353,125      929,125
===================================================================================================================================

                                        LIFE & HEALTH INSURANCE- 0.05%
           --      50,000       50,000  Americo Life Inc., Notes, 7.88%, 05/01/13     (a)              --      51,615       51,615
===================================================================================================================================

                                        MARINE- 0.47%
                                        General Maritime Corp. (Republic of
                                        Marshall Islands), Sr. Notes, 10.00%,
           --     120,000      120,000  03/15/13                                      (a)              --     132,600      132,600
-----------------------------------------------------------------------------------------------------------------------------------
                                        Overseas Shipholding Group, Inc., Sr.
      175,000     125,000      300,000  Unsec. Notes, 8.25%, 03/15/13                 (a)         182,000     130,625      312,625
-----------------------------------------------------------------------------------------------------------------------------------
                                        Stena A.B. (Sweden), Sr. Unsec. Global
           --      35,000       35,000  Notes, 9.63%, 12/01/12                                         --      38,588       38,588
===================================================================================================================================
                                                                                                  182,000     301,813      483,813
===================================================================================================================================

                                        METAL & GLASS CONTAINERS- 2.20%
                                        AEP Industries Inc., Sr. Unsec. Sub. Notes,
           --      65,000       65,000  9.88%, 11/15/07                                                --      61,100       61,100
-----------------------------------------------------------------------------------------------------------------------------------
                                        Anchor Glass Container Corp., Sr. Sec.
      335,000     120,000      455,000  Notes, 11.00%, 02/15/13                       (a)         365,987     131,700      497,687
-----------------------------------------------------------------------------------------------------------------------------------
      200,000          --      200,000  BWAY Corp., Sr. Sub. Notes, 10.00%, 10/15/10  (a)         203,000          --      203,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Crown European Holdings S.A (France), Sr.     (a)
           --     120,000      120,000  Sec. Second Lien Notes, 9.50%, 03/01/11       (b)              --     130,800      130,800
-----------------------------------------------------------------------------------------------------------------------------------
                                        Greif Inc., Sr. Unsec. Gtd. Sub. Global
           --     150,000      150,000  Notes, 8.88%, 08/01/12                                         --     162,000      162,000
-----------------------------------------------------------------------------------------------------------------------------------

          PRINCIPAL AMOUNT                                                                                 MARKET VALUE
---------------------------------------                                                       -------------------------------------
 INVESCO VIF    AIM V.I.    AIM V.I.                                                          INVESCO VIF   AIM V.I.    AIM V.I.
 High Yield    High Yield  High Yield                                                         High Yield   High Yield  High Yield
    Fund          Fund        Fund                                                               Fund         Fund        Fund
                            Pro Forma                                                                                   Pro Forma
                            Combining                                                                                   Combining
-----------------------------------------------------------------------------------------------------------------------------------

                                        Jarden Corp.,
$          --  $   25,000   $   25,000    Sr. Sec. Gtd. Sub. Notes, 9.75%, 05/01/12          $         --  $   27,125   $   27,125
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Gtd. Sub. Global Notes, 9.75%,
      265,000      35,000      300,000    05/01/12                                                283,550      37,713      321,263
-----------------------------------------------------------------------------------------------------------------------------------
                                        Owens-Brockway Glass Container Inc.,
                                          Sr. Sec. Gtd. Global Notes, 8.75%,
           --     100,000      100,000    11/15/12                                                     --     109,500      109,500
-----------------------------------------------------------------------------------------------------------------------------------
      170,000      45,000      215,000    Sr. Sec. Notes, 7.75%, 05/15/11             (a)         179,775      47,588      227,363
-----------------------------------------------------------------------------------------------------------------------------------
      250,000      70,000      320,000    Sr. Unsec. Notes, 8.25%, 05/15/13           (a)         261,250      73,150      334,400
-----------------------------------------------------------------------------------------------------------------------------------
                                        Owens-Illinois, Inc., Sr. Unsec. Deb.,
           --     110,000      110,000  7.50%, 05/15/10                                                --     107,250      107,250
-----------------------------------------------------------------------------------------------------------------------------------
                                        Plastipak Holdings Inc., Sr. Unsec. Gtd.
           --      85,000       85,000  Global Notes, 10.75%, 09/01/11                                 --      92,225       92,225
-----------------------------------------------------------------------------------------------------------------------------------
                                        Stone Container Corp., Sr. Unsec. Global
           --       5,000        5,000  Notes, 8.38%, 07/01/12                                         --       5,400        5,400
===================================================================================================================================
                                                                                                1,293,562     985,551    2,279,113
===================================================================================================================================

                                        MOVIES & ENTERTAINMENT- 2.35%
                                        AMC Entertainment Inc.,
           --     380,000      380,000    Sr. Unsec. Sub. Notes, 9.50%, 02/01/11                       --     396,150      396,150
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Sub. Global Notes, 9.88%,
      960,000          --      960,000    02/01/12                                              1,032,000          --    1,032,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Cinemark USA, Inc., Sr. Sub. Notes, 9.00%,
      315,000          --      315,000  02/01/13                                      (a)         341,775          --      341,775
-----------------------------------------------------------------------------------------------------------------------------------
                                        Imax Corp. (Canada), Sr. Unsec. Yankee
           --     275,000      275,000  Notes, 7.88%, 12/01/05                                         --     273,625      273,625
-----------------------------------------------------------------------------------------------------------------------------------
                                        LodgeNet Entertainment, Sr. Unsec. Sub.
       85,000          --       85,000  Notes, 9.50%, 06/15/13                                     87,125          --       87,125
-----------------------------------------------------------------------------------------------------------------------------------
                                        Sun Media Corp. (Canada), Sr. Unsec. Gtd.
      175,000          --      175,000  Global Notes, 7.63%, 02/15/13                             186,375          --      186,375
-----------------------------------------------------------------------------------------------------------------------------------
                                        Vivendi Universal S.A. (France), Sr. Notes,
      100,000          --      100,000  9.25%, 04/15/10                               (a)         113,750          --      113,750
===================================================================================================================================
                                                                                                1,761,025     669,775    2,430,800
===================================================================================================================================

                                        MULTI-UTILITIES & UNREGULATED POWER- 2.92%
                                        AES Corp. (The),
      459,000          --      459,000    Sec. Notes, 10.00%, 07/15/05                (a)         476,212          --      476,212
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      (a)
           --      60,000       60,000    Sr. Sec. Notes, 8.75%, 05/15/13             (b)              --      63,450       63,450
-----------------------------------------------------------------------------------------------------------------------------------
           --     140,000      140,000    Sr. Unsec. Sub. Notes, 8.50%, 11/01/07                       --     135,100      135,100
-----------------------------------------------------------------------------------------------------------------------------------
                                        AES Red Oak LLC-Series A, Sr. Sec. Bonds,
           --     137,905      137,905  8.54%, 11/30/19                                                --     145,145      145,145
-----------------------------------------------------------------------------------------------------------------------------------
                                        Aquila, Inc.,
       35,000          --       35,000    Sr. Unsec. Notes, 6.88%, 10/01/04                        32,769          --       32,769
-----------------------------------------------------------------------------------------------------------------------------------
      240,000          --      240,000    Sr. Unsec. Unsub. Notes, 11.88%, 07/01/12   (a)         255,600          --      255,600
-----------------------------------------------------------------------------------------------------------------------------------
                                        Calpine Canada Energy Finance ULC (Canada),
           --     165,000      165,000  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08                         --     129,938      129,938
-----------------------------------------------------------------------------------------------------------------------------------
                                        Gemstone Investors Ltd., Sr. Unsec. Gtd.
           --     275,000      275,000  Notes, 7.71%, 10/31/04                        (a)              --     275,000      275,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Mirant Americas Generation, LLC, Sr. Unsec.
           --     205,000      205,000  Notes, 7.63%, 05/01/06                        (d)              --     160,925      160,925
-----------------------------------------------------------------------------------------------------------------------------------
                                        Reliant Resources, Inc., Sr. Sec. Notes,
                                                                                      (a)
           --     130,000      130,000    9.25%, 07/15/10                             (b)              --     132,925      132,925
-----------------------------------------------------------------------------------------------------------------------------------
           --     130,000      130,000    9.50%, 07/15/13                             (a)              --     131,463      131,463
-----------------------------------------------------------------------------------------------------------------------------------
                                        Sierra Pacific Resources, Sr. Unsec. Unsub.
           --     115,000      115,000  Notes, 8.75%, 05/15/05                                         --     117,875      117,875
-----------------------------------------------------------------------------------------------------------------------------------
                                        Southern Natural Gas, Sr. Notes, 8.88%,
           --      35,000       35,000  03/15/10                                      (a)              --      38,588       38,588
-----------------------------------------------------------------------------------------------------------------------------------
                                        Transcontinental Gas Pipe Line, Notes,
           --      70,000       70,000  6.13%, 01/15/05                                                --      70,700       70,700
-----------------------------------------------------------------------------------------------------------------------------------
                                        Williams Cos., Inc. (The),
           --     480,000      480,000    Notes, 7.13%, 09/01/11                                       --     470,400      470,400
-----------------------------------------------------------------------------------------------------------------------------------
      170,000     115,000      285,000    Sr. Notes, 8.63%, 06/01/10                              177,650     120,750      298,400
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Unsub. Global Notes, 9.25%,
           --      90,000       90,000    03/15/04                                                     --      92,475       92,475
===================================================================================================================================

                                                                                                  942,231   2,084,734    3,026,965
===================================================================================================================================

                                        OFFICE ELECTRONICS- 0.08%
                                        IOS Capital, Inc., Sr. Unsec. Notes, 7.25%,
           --      80,000       80,000  06/30/08                                                       --      79,675       79,675
===================================================================================================================================

                                        OFFICE SERVICES & SUPPLIES- 0.39%
                                        Falcon Products, Inc.-Series B, Sr. Unsec.
           --      55,000       55,000  Gtd. Sub. Notes, 11.38%, 06/15/09                              --      42,625       42,625
-----------------------------------------------------------------------------------------------------------------------------------
                                        Moore North America Finance Inc., Sr.
      350,000          --      350,000  Notes, 7.88%, 01/15/11                        (a)         364,875          --      364,875
===================================================================================================================================
                                                                                                  364,875      42,625      407,500
===================================================================================================================================

                                        OIL & GAS DRILLING- 1.06%
                                        Pride International, Inc., Sr. Unsec.
    1,000,000          --    1,000,000  Notes, 10.00%, 06/01/09                                 1,095,000          --    1,095,000
===================================================================================================================================

                                        OIL & GAS EQUIPMENT & SERVICES- 2.17%
                                        Grant Prideco Escrow Corp., Sr. Unsec. Gtd.
           --      50,000       50,000  Global Notes, 9.00%, 12/15/09                                  --      56,000       56,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Grant Prideco, Inc.,
                                          Series B, Sr. Unsec. Gtd. Global Notes,
      525,000          --      525,000    9.63%, 12/01/07                                         580,125          --      580,125
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Gtd. Global Notes, 9.00%,
      210,000          --      210,000    12/15/09                                                233,100          --      233,100
-----------------------------------------------------------------------------------------------------------------------------------
                                        Gulfmark Offshore, Inc., Sr. Unsec. Gtd.
      450,000          --      450,000  Notes, 8.75%, 06/01/08                                    466,875          --      466,875
-----------------------------------------------------------------------------------------------------------------------------------
                                        Offshore Logistics, Inc., Sr. Unsec. Gtd.     (a)
      170,000      80,000      250,000  Notes, 6.13%, 06/15/13                        (b)         170,425      80,800      251,225
-----------------------------------------------------------------------------------------------------------------------------------
                                        Petroleum Helicopters, Inc.-Series B, Sr.
      235,000          --      235,000  Unsec. Gtd. Global Notes, 9.38%, 05/01/09                 263,494          --      263,494
-----------------------------------------------------------------------------------------------------------------------------------
                                        SESI, LLC, Sr. Unsec. Gtd. Global Notes,
           --     200,000      200,000  8.88%, 05/15/11                                                --     216,000      216,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Universal Compression Inc., Sr. Notes,
      175,000          --      175,000  7.25%, 05/15/10                               (a)         181,125          --      181,125
===================================================================================================================================
                                                                                                1,895,144     352,800    2,247,944
===================================================================================================================================

          PRINCIPAL AMOUNT                                                                                 MARKET VALUE
---------------------------------------                                                       -------------------------------------
 INVESCO VIF    AIM V.I.    AIM V.I.                                                          INVESCO VIF   AIM V.I.    AIM V.I.
 High Yield    High Yield  High Yield                                                         High Yield   High Yield  High Yield
    Fund          Fund        Fund                                                               Fund         Fund        Fund
                            Pro Forma                                                                                   Pro Forma
                            Combining                                                                                   Combining
-----------------------------------------------------------------------------------------------------------------------------------

                                        OIL & GAS EXPLORATION & PRODUCTION- 3.18%
                                        Chesapeake Energy Corp.,
$     570,000   $      --   $  570,000    Series B, Sr. Notes, 8.50%, 03/15/12               $    602,775  $       --   $  602,775
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Gtd. Global Notes, 7.75%,
           --      60,000       60,000    01/15/15                                                     --      64,500       64,500
-----------------------------------------------------------------------------------------------------------------------------------
           --      50,000       50,000    Sr. Unsec. Gtd. Notes, 8.38%, 11/01/08                       --      54,250       54,250
-----------------------------------------------------------------------------------------------------------------------------------
                                        Comstock Resources, Inc., Sr. Unsec. Gtd.
           --      65,000      110,000  Notes, 11.25%, 05/01/07                                        --      71,175       71,175
-----------------------------------------------------------------------------------------------------------------------------------
                                        Encore Acquisition Co., Sr. Unsec. Gtd.
      150,000          --      150,000  Global Notes, 8.38%, 06/15/12                             160,500          --      160,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        Forest Oil Corp., Sr. Unsec. Global Notes,
      505,000          --      505,000  8.00%, 06/15/08                                           540,350          --      540,350
-----------------------------------------------------------------------------------------------------------------------------------
                                        Houston Exploration Co. (The), Sr. Sub.
      175,000          --      175,000  Notes, 7.00%, 06/15/13                        (a)         180,687          --      180,687
-----------------------------------------------------------------------------------------------------------------------------------
                                        Pioneer Natural Resources Co., Sr. Unsec.
      450,000          --      450,000  Notes, 8.88%, 04/15/05                                    492,750          --      492,750
-----------------------------------------------------------------------------------------------------------------------------------
                                        Vintage Petroleum, Inc., Sr. Unsec. Global
      605,000          --      605,000  Notes, 8.25%, 05/01/12                                    665,500          --      665,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        Westport Resources Corp.,
                                          Sr. Unsec. Gtd. Sub. Global Notes, 8.25%,
      335,000      70,000      405,000    11/01/11                                                366,825      76,650      443,475
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Gtd. Sub. Global Notes, 8.25%,
       15,000          --       15,000    11/01/11                                    (a)          16,425          --       16,425
===================================================================================================================================
                                                                                                3,025,812     266,575    3,292,387
===================================================================================================================================

                                        OIL & GAS REFINING & MARKETING &
                                        Transportation- 3.06%
                                        Citgo Petroleum Corp., Sr. Notes, 11.38%,
           --     195,000      195,000  02/01/11                                      (a)              --     219,375      219,375
-----------------------------------------------------------------------------------------------------------------------------------
                                        Clark Refining & Marketing, Inc., Sr.
           --     100,000      100,000  Unsec. Notes, 8.63%, 08/15/08                                  --     103,500      103,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        El Paso Energy Partners, L.P.-Series B, Sr.
                                        Unsec. Gtd. Sub. Global Notes,
       85,000     330,000      415,000    8.50%, 06/01/11                                          90,950     355,575      446,525
-----------------------------------------------------------------------------------------------------------------------------------
      235,000          --      235,000    10.63%, 12/01/12                                        271,425          --      271,425
-----------------------------------------------------------------------------------------------------------------------------------
                                        El Paso Natural Gas Co., Unsec. Unsub.
           --     150,000      150,000  Notes, 6.75%, 11/15/03                                         --     151,125      151,125
-----------------------------------------------------------------------------------------------------------------------------------
                                        El Paso Production Holding Co., Sr. Unsec.    (a)
      425,000     250,000      675,000  Gtd. Notes, 7.75%, 06/01/13                   (b)         423,937     252,500      676,437
-----------------------------------------------------------------------------------------------------------------------------------
                                        Frontier Escrow Corp., Sr. Notes, 8.00%,      (a)
      100,000          --      100,000  04/15/13                                      (b)         104,500          --      104,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        Frontier Oil Corp., Sr. Unsec. Sub. Notes,
           --     200,000      200,000  11.75%, 11/15/09                                               --     221,000      221,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        GulfTerra Energy Partners, L.P., Sr. Unsec.   (a)
           --     130,000      130,000  Notes, 6.25%, 06/01/10                        (b)              --     130,650      130,650
-----------------------------------------------------------------------------------------------------------------------------------
                                        Mirant Americas Generation, LLC, Sr. Unsec.
      345,000          --      345,000  Notes, 8.30%, 05/01/11                        (g)         213,900          --      213,900
-----------------------------------------------------------------------------------------------------------------------------------
                                        Plains All American Pipeline, L.P., Sr.
      125,000          --      125,000  Unsec. Gtd. Global Notes, 7.75%, 10/15/12                 140,000          --      140,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Premcor Refining Group Inc. (The),
      335,000          --      335,000    Sr. Unsec. Global Notes, 9.50%, 02/01/13                370,175          --      370,175
-----------------------------------------------------------------------------------------------------------------------------------
           --      50,000       50,000    Sr. Unsec. Global Notes, 9.25%, 02/01/10                     --      54,750       54,750
-----------------------------------------------------------------------------------------------------------------------------------
                                        Western Gas Resources, Inc., Sr. Unsec.
           --      60,000       60,000  Gtd. Sub. Notes, 10.00%, 06/15/09                              --      65,700       65,700
===================================================================================================================================

                                                                                                1,614,887   1,554,175    3,169,062
===================================================================================================================================

                                        PACKAGED FOODS & MEATS- 0.93%
                                        Del Monte Corp., Sr. Sub. Notes, 8.63%,
      320,000          --      320,000  12/15/12                                      (a)         339,200          --      339,200
-----------------------------------------------------------------------------------------------------------------------------------
                                        Dole Food Co., Inc.,
           --      50,000       50,000    Sr. Notes, 7.25%, 06/15/10                  (a)              --      50,250       50,250
-----------------------------------------------------------------------------------------------------------------------------------
      385,000     100,000      485,000    Sr. Notes, 8.88%, 03/15/11                  (a)         408,100     106,500      514,600
-----------------------------------------------------------------------------------------------------------------------------------
           --      60,000       60,000    Sr. Unsec. Global Notes, 8.63%, 05/01/09                     --      63,900       63,900
===================================================================================================================================
                                                                                                  747,300     220,650      967,950
===================================================================================================================================

                                        PAPER PACKAGING- 1.24%
      125,000          --               Chesapeake Corp., Debs., 7.20%, 03/15/05                  126,406          --      126,406
-----------------------------------------------------------------------------------------------------------------------------------
                                        Constar International Inc., Sr. Sub. Notes,
           --     220,000      220,000  11.00%, 12/01/12                                               --     239,800      239,800
-----------------------------------------------------------------------------------------------------------------------------------
                                        Graphic Packaging Corp., Unsec. Gtd. Sub.
      300,000     125,000      425,000  Global Notes, 8.63%, 02/15/12                             306,000     130,000      436,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Jefferson Smurfit Corp., Sr. Notes, 7.50%,    (a)
           --     150,000      150,000  06/01/13                                      (b)              --     154,500      154,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        Riverwood International Corp., Sr. Unsec.
      325,000          --      325,000  Gtd. Sub. Notes, 10.88%, 04/01/08                         333,125          --      333,125
===================================================================================================================================
                                                                                                  765,531     524,300    1,289,831
===================================================================================================================================

                                        PAPER PRODUCTS- 3.27%
                                        Abitibi-Consolidated Inc. (Canada), Unsec.
      500,000          --      500,000  Yankee Notes, 6.95%, 04/01/08                             526,239          --      526,239
-----------------------------------------------------------------------------------------------------------------------------------
                                        Appleton Papers Inc.-Series B, Sr. Unsec.
      295,000          --      295,000  Gtd. Sub. Global Notes, 12.50%, 12/15/08                  330,400          --      330,400
-----------------------------------------------------------------------------------------------------------------------------------
                                        Bear Island Paper Co. LLC-Series B, Sr.
      450,000          --      450,000  Sec. Notes, 10.00%, 12/01/07                              373,500          --      373,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      (a)
      540,000     160,000      700,000  Bowater Inc., Sr. Notes, 6.50%, 06/15/13      (b)         512,356     153,696      666,052
-----------------------------------------------------------------------------------------------------------------------------------
                                        Cascades Inc. (Canada), Sr. Notes, 7.25%,
      315,000     100,000      415,000  02/15/13                                      (a)         331,538     106,000      437,538
-----------------------------------------------------------------------------------------------------------------------------------
                                        Georgia-Pacific Corp., Sr. Unsec. Notes,
      330,000          --      330,000  9.38%, 02/01/13                               (a)         363,825          --      363,825
-----------------------------------------------------------------------------------------------------------------------------------
                                        JSG Funding PLC (United Kingdom), Sr.
      435,000          --      435,000  Unsec. Global Notes, 9.63%, 10/01/12                      480,675          --      480,675
-----------------------------------------------------------------------------------------------------------------------------------
                                        Norske Skog Canada Ltd. (Canada), Sr.
      200,000          --      200,000  Notes, 8.63%, 06/15/11                        (a)         209,000          --      209,000
===================================================================================================================================
                                                                                                3,127,533     259,696    3,387,229
===================================================================================================================================

                                        PERSONAL PRODUCTS- 0.73%
                                        Central Garden & Pet Co., Sr. Unsec. Gtd.
      310,000          --      310,000  Sub. Global Notes, 9.13%, 02/01/13                        330,150          --      330,150
-----------------------------------------------------------------------------------------------------------------------------------
                                        Elizabeth Arden, Inc., Sr. Sec. Global
           --     165,000      165,000  Notes, 11.75%, 02/01/11                                        --     185,625      185,625
-----------------------------------------------------------------------------------------------------------------------------------
                                        Herbalife International Inc., Sr. Unsec.
       75,000     140,000      215,000  Gtd. Sub. Global Notes, 11.75%, 07/15/10                   84,938     159,600      244,538
===================================================================================================================================
                                                                                                  415,088     345,225      760,313
===================================================================================================================================

                                        PHARMACEUTICALS- 1.00%
                                        aaiPharma Inc., Sr. Unsec. Gtd. Sub. Global
      450,000     320,000      770,000  Notes, 11.00%, 04/01/10                                   495,000     353,600      848,600
-----------------------------------------------------------------------------------------------------------------------------------
                                        Biovail Corp. (Canada), Sr. Sub. Yankee
           --     170,000      170,000  Notes, 7.88%, 04/01/10                                         --     182,750      182,750
===================================================================================================================================
                                                                                                  495,000     536,350    1,031,350
===================================================================================================================================

                                        PUBLISHING- 1.61%
                                        American Media Operations, Inc., Sr. Sub.
      255,000          --      255,000  Notes, 8.88%, 01/15/11                        (a)         276,037          --      276,037
-----------------------------------------------------------------------------------------------------------------------------------

          PRINCIPAL AMOUNT                                                                                 MARKET VALUE
---------------------------------------                                                       -------------------------------------
 INVESCO VIF    AIM V.I.    AIM V.I.                                                          INVESCO VIF   AIM V.I.    AIM V.I.
 High Yield    High Yield  High Yield                                                         High Yield   High Yield  High Yield
    Fund          Fund        Fund                                                               Fund         Fund        Fund
                            Pro Forma                                                                                   Pro Forma
                            Combining                                                                                   Combining
-----------------------------------------------------------------------------------------------------------------------------------

                                        Dex Media East LLC/Dex Media East Finance
                                        Co.,
                                          Sr. Unsec. Gtd. Global Notes, 9.88%,
$     325,000  $       --   $  325,000    11/15/09                                           $    362,375  $       --   $  362,375
-----------------------------------------------------------------------------------------------------------------------------------
      100,000          --      100,000    Unsec. Gtd. Global Notes, 12.13%, 11/15/12              118,250          --      118,250
-----------------------------------------------------------------------------------------------------------------------------------
                                        Hollinger International Publishing, Sr.
      535,000          --      535,000  Unsec. Global Notes, 9.00%, 12/15/10                      572,450          --      572,450
-----------------------------------------------------------------------------------------------------------------------------------
                                        Houghton Mifflin Co., Sr. Unsec. Notes,
      170,000          --      170,000  8.25%, 02/01/11                               (a)         179,350          --      179,350
-----------------------------------------------------------------------------------------------------------------------------------
           --     160,000      160,000  PRIMEDIA Inc., Sr. Notes, 8.00%, 05/15/13     (a)              --     165,600      165,600
===================================================================================================================================
                                                                                                1,508,462     165,600    1,674,062
===================================================================================================================================

                                        RAILROADS- 0.51%
                                        Kansas City Southern Railway, Sr. Unsec.
           --     210,000      210,000  Gtd. Global Notes, 9.50%, 10/01/08                             --     235,725      235,725
-----------------------------------------------------------------------------------------------------------------------------------
                                        RailAmerica Transportation Corp., Sr.
           --      85,000       85,000  Unsec. Gtd. Sub. Notes, 12.88%, 08/15/10                       --      94,775       94,775
-----------------------------------------------------------------------------------------------------------------------------------
                                        TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
           --     200,000      200,000  Disc. Yankee Deb., 11.75%, 06/15/09           (d)              --     204,000      204,000
===================================================================================================================================
                                                                                                       --     534,500      534,500
===================================================================================================================================

                                        REAL ESTATE - 1.12%
                                        Host Marriott L.P.,
                                          Series G, Sr. Gtd. Global Notes, 9.25%,
           --     175,000      175,000    10/01/07                                                     --     189,875      189,875
-----------------------------------------------------------------------------------------------------------------------------------
                                          Series I, Unsec. Gtd. Global Notes, 9.50%,
      500,000          --      500,000    01/15/07                                                537,500          --      537,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        iStar Financial Inc., Sr. Unsec. Notes,
           --     145,000      145,000  8.75%, 08/15/08                                                --     160,225      160,225
-----------------------------------------------------------------------------------------------------------------------------------
                                        Ventas Realty L.P./Ventas Capital Corp.,
                                        Sr. Unsec. Gtd. Global Notes, 8.75%,
      255,000          --      255,000  05/01/09                                                  275,400          --      275,400
===================================================================================================================================
                                                                                                  812,900     350,100    1,163,000
===================================================================================================================================

                                        REAL ESTATE MANAGEMENT & DEVELOPMENT- 0.98%
                                        Corrections Corp. of America, Sr. Unsec.
      915,000          --      915,000  Gtd. Global Notes, 9.88%, 05/01/09                      1,021,369          --    1,021,369
===================================================================================================================================

                                        Regional Banks- 0.21%
                                        Western Financial Bank, Unsec. Sub. Deb.,
           --      30,000       30,000    8.88%, 08/01/07                                              --      31,050       31,050
-----------------------------------------------------------------------------------------------------------------------------------
           --     170,000      170,000    9.63%, 05/15/12                                              --     184,450      184,450
===================================================================================================================================
                                                                                                       --     215,500      215,500
===================================================================================================================================

                                        SEMICONDUCTOR EQUIPMENT- 0.07%
                                        Amkor Technology Inc., Sr. Notes, 7.75%,
           --      75,000       75,000  05/15/13                                      (a)              --      70,875       70,875
===================================================================================================================================

                                        SOFT DRINKS- 0.41%
                                        Cott Beverages USA Inc., Sr. Unsec. Gtd.
      180,000          --      180,000  Sub. Global Notes, 8.00%, 12/15/11                        194,400          --      194,400
-----------------------------------------------------------------------------------------------------------------------------------
                                        Le-Natures Inc., Sr. Sub. Notes, 9.00%,       (a)
      170,000      55,000      225,000  06/15/13                                      (b)         175,100      57,200      232,300
===================================================================================================================================
                                                                                                  369,500      57,200      426,700
===================================================================================================================================

                                        SPECIALTY CHEMICALS- 1.17%
                                        Millennium America Inc.,
      215,000          --      215,000    Sr. Notes, 9.25%, 06/15/08                  (a)         231,125          --      231,125
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Gtd. Sub. Global Notes, 9.25%,
      175,000          --      175,000    06/15/08                                                188,125          --      188,125
-----------------------------------------------------------------------------------------------------------------------------------
                                        OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
           --     115,000      115,000  Notes, 9.25%, 12/15/11                                         --     112,700      112,700
-----------------------------------------------------------------------------------------------------------------------------------
                                        Resolution Performance Products LLC,
      200,000          --      200,000    Sr. Global Notes, 9.50%, 04/15/10                       208,000          --      208,000
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Sub. Global Notes, 13.50%,
       25,000          --       25,000    11/15/10                                                 25,000          --       25,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Rhodia S.A. (France),
                                                                                      (a)
      175,000      75,000      250,000    Sr. Notes, 7.63%, 06/01/10                  (b)         185,063      79,875      264,938
-----------------------------------------------------------------------------------------------------------------------------------
      175,000          --      175,000    Sr. Sub. Notes, 8.88%, 06/01/11             (a)         181,125                  181,125
===================================================================================================================================
                                                                                                1,018,438     192,575    1,211,013
===================================================================================================================================

                                        SPECIALTY STORES- 2.05%
                                        CSK Auto, Inc., Sr. Unsec. Gtd. Global
           --      80,000       80,000  Notes, 12.00%, 06/15/06                                        --      89,200       89,200
-----------------------------------------------------------------------------------------------------------------------------------
                                        Hollywood Entertainment Corp., Sr. Unsec.
      220,000          --      220,000  Gtd. Sub. Notes, 9.63%, 03/15/11                          240,625          --      240,625
-----------------------------------------------------------------------------------------------------------------------------------
                                        Nebraska Book Co., Inc., Sr. Unsec. Sub.
      395,000          --      395,000  Notes, 8.75%, 02/15/08                                    395,988          --      395,988
-----------------------------------------------------------------------------------------------------------------------------------
                                        Petco Animal Supplies Inc., Sr. Unsec. Gtd.
           --     200,000      200,000  Sub. Global Notes, 10.75%, 11/01/11                            --     226,000      226,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Petro Stopping Centers L.P., Sr. Unsec.
           --      75,000       75,000  Notes, 10.50%, 02/01/07                                        --      75,375       75,375
-----------------------------------------------------------------------------------------------------------------------------------
                                        Rent-A-Center, Inc., Sr. Sub. Notes, 7.50%,
      200,000          --      200,000  05/01/10                                      (a)         210,000          --      210,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Sonic Automotive, Inc.-Series D, Sr. Unsec.
      100,000          --      100,000  Gtd. Sub. Notes, 11.00%, 08/01/08                         106,000          --      106,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        United Auto Group, Inc., Sr. Unsec. Gtd.
      150,000          --      150,000  Sub. Global Notes, 9.63%, 03/15/12                        160,500          --      160,500
-----------------------------------------------------------------------------------------------------------------------------------
                                        United Rentals, Inc.-Series B, Sr. Unsec.
      390,000          --      390,000  Gtd. Sub. Notes, 8.80%, 08/15/08                          378,300          --      378,300
-----------------------------------------------------------------------------------------------------------------------------------
                                        United Rentals North America Inc.,
           --      70,000       70,000    Sr. Unsec. Gtd. Notes, 10.75%, 04/15/08     (a)              --      76,825       76,825
-----------------------------------------------------------------------------------------------------------------------------------
                                          Series B, Sr. Unsec. Gtd. Global Notes,
           --     150,000      150,000    10.75%, 04/15/08                                             --     164,625      164,625
===================================================================================================================================
                                                                                                1,491,413     632,025    2,123,438
===================================================================================================================================

                                        STEEL- 0.83%
                                        IPSCO, Inc (Canada), Sr. Notes, 8.75%,        (a)
       85,000     150,000      235,000  06/01/13                                      (b)          86,700     152,250      238,950
-----------------------------------------------------------------------------------------------------------------------------------
                                        Steel Dynamics, Inc., Sr. Unsec. Gtd.
      420,000          --      420,000  Global Notes, 9.50%, 03/15/09                             439,950          --      439,950
-----------------------------------------------------------------------------------------------------------------------------------
                                        United States Steel Corp., Sr. Notes,
      180,000          --      180,000  9.75%, 05/15/10                                           182,700          --      182,700
===================================================================================================================================
                                                                                                  709,350     152,250      861,600
===================================================================================================================================

                                        TEXTILES- 0.26%
                                        Simmons Co.-Series B, Sr. Unsec. Sub.
      250,000          --      250,000  Notes, 10.25%, 03/15/09                                   267,500          --      267,500
===================================================================================================================================

          PRINCIPAL AMOUNT                                                                                 MARKET VALUE
---------------------------------------                                                       -------------------------------------
 INVESCO VIF    AIM V.I.    AIM V.I.                                                          INVESCO VIF   AIM V.I.    AIM V.I.
 High Yield    High Yield  High Yield                                                         High Yield   High Yield  High Yield
    Fund          Fund        Fund                                                               Fund         Fund        Fund
                            Pro Forma                                                                                   Pro Forma
                            Combining                                                                                   Combining
-----------------------------------------------------------------------------------------------------------------------------------

                                        Trucking- 0.32%
                                        Laidlaw International Inc., Sr. Notes,
$     175,000  $       --   $  175,000  10.75%, 06/15/11                              (a)    $    183,750  $       --   $  183,750
-----------------------------------------------------------------------------------------------------------------------------------
                                        North American Van Lines, Sr. Unsec. Gtd.
           --     140,000      140,000  Sub. Global Notes, 13.38%, 12/01/09                            --     152,950      152,950
===================================================================================================================================
                                                                                                  183,750     152,950      336,700
===================================================================================================================================

                                        WIRELESS TELECOMMUNICATION SERVICES- 4.87%
                                        AirGate PCS, Inc., Sr. Sub. Disc. Notes,
           --     280,000      280,000  13.50%, 10/01/09                              (d)(e)           --     133,000      133,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Alamosa Holdings, Inc., Sr. Unsec. Gtd.
           --     110,000      110,000  Disc. Notes, 12.88%, 02/15/10                 (d)              --      64,350       64,350
-----------------------------------------------------------------------------------------------------------------------------------
                                        American Tower Corp., Sr. Global Notes,
           --     250,000      250,000  9.38%, 02/01/09                                                --     253,125      253,125
-----------------------------------------------------------------------------------------------------------------------------------
                                        American Tower Escrow Corp., Unsec. Disc.
      630,000     105,000      735,000  Global Notes, 12.25%, 08/01/08                (f)         406,350      67,988      474,338
-----------------------------------------------------------------------------------------------------------------------------------
                                        Centennial Cellular Operating
                                        Co./Centennial Communications Corp., Sr.      (a)
      180,000     110,000      290,000  Unsec. Gtd. Notes, 10.13%, 06/15/13           (b)         178,200     109,450      287,650
-----------------------------------------------------------------------------------------------------------------------------------
                                        Crown Castle International Corp., Sr.
      500,000          --      500,000  Global Notes, 9.38%, 08/01/11                             520,000          --      520,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
           --     120,000      120,000  Global Notes, 14.00%, 10/01/10                (d)              --      16,200       16,200
-----------------------------------------------------------------------------------------------------------------------------------
                                        iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
           --     130,000      130,000  07/15/10                                      (c)(d)           --       8,450        8,450
-----------------------------------------------------------------------------------------------------------------------------------
                                        IWO Holdings, Inc., Sr. Unsec. Gtd. Global
           --     240,000      240,000  Notes, 14.00%, 01/15/11                                        --      46,800       46,800
-----------------------------------------------------------------------------------------------------------------------------------
                                        Nextel Communications, Inc.,
      400,000          --      400,000    Sr. Unsec. Notes, 9.38%, 11/15/09                       429,500          --      429,500
-----------------------------------------------------------------------------------------------------------------------------------
      190,000     240,000      430,000    Sr. Unsec. Notes, 9.50%, 02/01/11                       210,425     267,000      477,425
-----------------------------------------------------------------------------------------------------------------------------------
                                        Nextel Partners, Inc., Sr. Unsec. Notes,      (a)
      170,000      80,000      250,000  8.13%, 07/01/11                               (b)         169,575      79,600      249,175
-----------------------------------------------------------------------------------------------------------------------------------
                                        NII Holdings Ltd., Sr. Sec. Euro Notes,
       99,685          --       99,685  13.00%, 11/01/09                                           91,959          --       91,959
-----------------------------------------------------------------------------------------------------------------------------------
                                        Rural Cellular Corp., Sr. Unsec. Sub.
      600,000          --      600,000  Global Notes, 9.75%, 01/15/10                             531,000          --      531,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        SBA Communications Corp., Sr. Unsec. Global
           --     110,000      110,000  Notes, 10.25%, 02/01/09                                        --     101,200      101,200
-----------------------------------------------------------------------------------------------------------------------------------
                                        Tritel PCS Inc.,
           --      80,000       80,000    Sr. Notes, 8.50%, 06/01/13                  (a)(b)           --      86,400       86,400
-----------------------------------------------------------------------------------------------------------------------------------
                                          Sr. Unsec. Gtd. Sub. Disc. Notes, 12.75%,
           --      70,000       70,000    05/15/09                                    (d)              --      72,713       72,713
-----------------------------------------------------------------------------------------------------------------------------------
                                        Triton PCS Inc., Sr. Unsec. Gtd. Notes,
      240,000          --      240,000  8.50%, 06/01/13                               (a)         258,000          --      258,000
-----------------------------------------------------------------------------------------------------------------------------------
                                        UbiquiTel Operating Co., Sr. Unsec. Gtd.
      187,000      48,000      235,000  Disc. Notes, 14.00%, 05/15/10                 (a)(d)       93,500      23,760      117,260
-----------------------------------------------------------------------------------------------------------------------------------
                                        US Unwired Inc.-Series B, Sr. Unsec. Gtd.
      800,000      90,000      890,000  Sub. Disc. Notes, 13.38%, 11/01/09            (d)         328,000      40,050      368,050
-----------------------------------------------------------------------------------------------------------------------------------
                                        VoiceStream Wireless Corp., Sr. Unsec.
      400,000          --      400,000  Global Notes, 10.38%, 11/15/09                            465,000          --      465,000
===================================================================================================================================

                                                                                                3,681,509   1,370,086    5,051,595
===================================================================================================================================

                                          Total Bonds & Notes (Cost $88,336,685)               59,502,844  32,232,109   91,734,953
===================================================================================================================================


       SHARES
--------------------------------------
                                        STOCKS & OTHER EQUITY INTERESTS- 4.55%
                                        ALTERNATIVE CARRIERS- 0.00%
                                                                                      (a)
                                                                                      (b)
          900          --          900  WAM!NET Inc.-Wts., expiring 03/01/05          (h)               9          --            9
===================================================================================================================================

                                        BROADCASTING & CABLE TV- 1.24%
                                        Cablevision Systems New York Group
           --       3,740        3,740    Series H, 11.75% Pfd.                                        --     387,090      387,090
-----------------------------------------------------------------------------------------------------------------------------------
           --       2,500        2,500    Series M, 11.13% PIK Pfd.                                    --     258,750      258,750
-----------------------------------------------------------------------------------------------------------------------------------
                                        CSC Holdings Inc.,
        3,850          --        3,850    Series H, 11.75% Pfd.                                   395,588          --      395,588
-----------------------------------------------------------------------------------------------------------------------------------
        2,250          --        2,250    Series M, 11.13% Pfd.                                   230,625          --      230,625
-----------------------------------------------------------------------------------------------------------------------------------
           --       5,972        5,972  Knology, Inc.-Series D, Conv. Pfd.            (a)(b)(h)        --       9,704        9,704
-----------------------------------------------------------------------------------------------------------------------------------
                                        ONO Finance PLC (United Kingdom)-Ctfs.,
           --         550          550  expiring 05/31/09                             (i)              --           1            1
-----------------------------------------------------------------------------------------------------------------------------------
                                        XM Satellite Radio Holdings Inc.-Class
          250          --          250  A-Wts., expiring 03/15/10                                   1,375          --        1,375
===================================================================================================================================
                                                                                                  627,588     655,545    1,283,133
===================================================================================================================================

                                        CONSTRUCTION MATERIALS- 0.00%
           --         220          220  Dayton Superior -Wts., expiring 06/15/09      (a)(b)(i)        --          55           55
===================================================================================================================================

                                        GENERAL MERCHANDISE STORES- 0.00%
                                        Travelcenters of America Inc.
           --         100          100    Wts., expiring 05/01/09                     (i)              --         275          275
-----------------------------------------------------------------------------------------------------------------------------------
           --         300          300    Wts., expiring 05/01/09                     (a)(b)(i)        --       3,075        3,075
===================================================================================================================================
                                                                                                       --       3,350        3,350
===================================================================================================================================

                                        INTEGRATED TELECOMMUNICATION SERVICES- 0.39%
                                        McLeodUSA Inc.-Class A-Wts., expiring
        8,399          --        8,399  04/16/07                                      (h)           3,444          --        3,444
-----------------------------------------------------------------------------------------------------------------------------------
          750         300        1,050  NTELOS Inc.-Wts., expiring 08/15/10           (a)(b)(i)        --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
       10,595          --       10,595  NTL Inc.                                      (h)         361,501          --      361,501
-----------------------------------------------------------------------------------------------------------------------------------
        2,260          --        2,260  XO Communications, Inc.                       (h)          16,385          --       16,385
-----------------------------------------------------------------------------------------------------------------------------------
                                        XO Communications, Inc.                       (h)
      940,000                  940,000    Rts., expiring 04/15/06                                       1          --            1
-----------------------------------------------------------------------------------------------------------------------------------
    1,000,000                1,000,000    Rts., expiring 04/15/08                                       1          --            1
-----------------------------------------------------------------------------------------------------------------------------------
      500,000          --      500,000    Rts., expiring 11/15/08                                       1          --            1
-----------------------------------------------------------------------------------------------------------------------------------
        4,521          --        4,521    Series A-Wts., expiring 01/16/10                         12,207          --       12,207
-----------------------------------------------------------------------------------------------------------------------------------
        3,390          --        3,390    Series B-Wts., expiring 01/16/10                          5,424          --        5,424
-----------------------------------------------------------------------------------------------------------------------------------
        3,390          --        3,390    Series C-Wts., expiring 01/16/10                          1,864          --        1,864
===================================================================================================================================
                                                                                                  400,828          --      400,828
===================================================================================================================================

          PRINCIPAL AMOUNT                                                                                 MARKET VALUE
---------------------------------------                                                       -------------------------------------
 INVESCO VIF    AIM V.I.    AIM V.I.                                                          INVESCO VIF   AIM V.I.    AIM V.I.
 High Yield    High Yield  High Yield                                                         High Yield   High Yield  High Yield
    Fund          Fund        Fund                                                               Fund         Fund        Fund
                            Pro Forma                                                                                   Pro Forma
                            Combining                                                                                   Combining
-----------------------------------------------------------------------------------------------------------------------------------

                                        MULTI-UTILITIES & UNREGULATED POWER- 0.18%

$          --  $    5,110   $    5,110  AES Trust VII -- $3.00 Conv. Pfd.                    $         --  $  192,902   $  192,902
===================================================================================================================================

                                        PUBLISHING- 0.19%
                                        PRIMEDIA Inc.
           --         475          475    Series D, 10.00% Pfd.                                        --      46,787       46,787
-----------------------------------------------------------------------------------------------------------------------------------
           --       1,550        1,550    Series F, 9.20% Pfd.                                         --     148,800      148,800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       --     195,587      195,587
===================================================================================================================================

                                        RAILROADS- 0.00%
           --         175          175  RailAmerica Inc.-Wts., expiring 08/15/10      (a)(b)(i)        --       1,716        1,716
===================================================================================================================================

                                        WIRELESS TELECOMMUNICATION SERVICES- 2.55%
                                        American Tower Corp.-Wts., expiring                  i
          630         105          735  08/01/08                                      (a)(b)( )    64,575      10,526       75,101
-----------------------------------------------------------------------------------------------------------------------------------
           --         525          525  Dobson Communications Corp, 12.25% PIK Pfd.                    --     526,313      526,313
-----------------------------------------------------------------------------------------------------------------------------------
           --         500          500  Horizon PCS, Inc.-Wts., expiring 10/01/10     (a)(b)(i)        --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
           --         100          100  iPCS, Inc.-Wts., expiring 07/15/10            (a)(b)(i)        --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
           --         240          240  IWO Holdings Inc.-Wts., expiring 01/15/11     (a)(b)(i)        --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
                                        Nextel Communications, Inc.-Series E,
        1,424          --        1,424  11.13% PIK Pfd.                                         1,520,120          --    1,520,120
-----------------------------------------------------------------------------------------------------------------------------------
       10,787          --       10,787  NII Holdings, Inc.-Class B                    (h)         412,818          --      412,818
-----------------------------------------------------------------------------------------------------------------------------------
           --       2,138        2,138  SpectraSite, Inc.                             (h)              --     106,589      106,589
-----------------------------------------------------------------------------------------------------------------------------------
           --         300          300  Ubiquitel Inc.-Wts., expiring 04/15/10        (a)(b)(i)        --          --           --
===================================================================================================================================
                                                                                                1,997,513     643,428    2,640,941
===================================================================================================================================
                                          Total Stocks & Other Equity Interests (Cost
                                          $3,570,835)                                           3,025,938   1,692,583    4,718,521
===================================================================================================================================


               PAR
--------------------------------------
                                        REPURCHASE AGREEMENTS- 5.05%
                                        State Street Bank & Trust Co.
                                                                                      (j)
    5,236,000          --    5,236,000    1.08%, 07/01/2003 (Cost $5,236,000)         (k)       5,236,000          --    5,236,000
===================================================================================================================================


              SHARES
--------------------------------------
                                        MONEY MARKET FUNDS- 0.62%
           --     320,908      320,908  STIC Liquid Assets Portfolio                  (l)              --     320,908      320,908
-----------------------------------------------------------------------------------------------------------------------------------
           --     320,908      320,908  STIC Prime Portfolio                          (l)              --     320,908      320,908
===================================================================================================================================
                                          Total Money Market Funds (Cost $641,816)                     --     641,816      641,816
===================================================================================================================================

                                        TOTAL INVESTMENTS -- (COST $97,785,336) --
                                        98.75%                                                 67,764,782  34,566,508  102,331,290
===================================================================================================================================
                                        OTHER ASSETS LESS LIABILITIES- 1.25%                      824,394     469,430    1,293,824
===================================================================================================================================

                                        NET ASSETS- 100.00%                                    68,589,176  35,035,938  103,625,114
===================================================================================================================================


Investment Abbreviations:

Conv.             Convertible
Ctfs.             Certificates
Deb.              Debentures
Disc.             Discounted
Gtd.              Guaranteed
PAY PHONES        Premium Accelerated Yield Participating Hybrid Option
                  Note Exchangeable Securities
Pfd.              Preferred
PIK               Payment in Kind
Rts.              Rights
Sec.              Secured
Sr.               Senior
Sub.              Subordinated
Unsec.            Unsecured
Unsub.            Unsubordinated
Wts.              Warrants

Notes to Pro Forma Combining Schedule of Investments:

         (a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. AIM V.I. High Yield Fund and INVESCO VIF High Yield have no rights to demand registration of these securities. The aggregate market value of these securities for INVESCO VIF High Yield Fund at 06/30/03 was $12,785,625, which represented 18.64% of INVESCO VIF High Yield Fund's net assets. The aggregate market value of these securities for AIM V.I. High Yield Fund at 06/30/03 was $6,508,626, which represented 18.58% of AIM V.I. High Yield Fund's net assets. The aggregate market value of all unregistered securities was $19,294,251, which represented 18.61% of the pro forma combining net assets of AIM V.I. High Yield Fund. Unless otherwise stated, these securities are not considered to be illiquid.

         (b) Security considered to be illiquid. The aggregate market value of these securities for AIM V.I. High Yield Fund at 06/30/03 was $3,012,927, which represented 8.60% of AIM V.I. High Yield Fund's net assets.

         (c) Defaulted security. Currently, the issuer is in default with respect to interest payments.

         (d) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

         (e) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.

         (f) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.

         (g) Defaulted security. The issuer is currently in default with certain covenants of the debt provision.

         (h)      Non-income producing security.

         (i) Non-income producing security acquired as part of a unit with or in exchange for other securities.

         (j) Repurchase agreements held by the INVESCO VIF High Yield Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the INVESCO VIF High Yield Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the INVESCO VIF High Yield Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         (k) Repurchase agreement entered into 06/30/03 with a maturing value of $5,480,427 and collateralized by U.S. Government obligations.

         (l) STIC Liquid Assets Portfolio, STIC Prime Portfolio and AIM V.I. High Yield Fund are affiliated by having the same investment advisor.

         * As of 6/30/03, all of the securities held by the INVESCO VIF High Yield Fund would comply with the compliance guidelines and/or investment restrictions of the AIM V.I. High Yield Fund.

See Accompanying Notes to Pro Forma Combining Financial Statements.

              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
          OF INVESCO VIF HIGH YIELD FUND INTO AIM V.I. HIGH YIELD FUND
                                  JUNE 30, 2003
                                   (UNAUDITED)

                                                                                                                         AIM V.I.
                                                                    INVESCO VIF        AIM V.I.                         HIGH YIELD
                                                                    HIGH YIELD        HIGH YIELD                        PRO FORMA
                                                                       FUND              FUND          ADJUSTMENTS      COMBINING
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at market value                                         62,528,782       33,924,692               --      96,453,474
(cost $64,294,385 - INVESCO VIF High Yield Fund)
(cost $33,490,951 - AIM V.I. High Yield Fund)
(cost $97,785,336 - Pro Forma combining)
----------------------------------------------------------------------------------------------------------------------------------
Investments in affiliated money market funds (Cost $641,816)                 --          641,816               --         641,816
(Cost $641,816 - AIM V.I. High Yield Fund)
----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                                                 5,236,000               --               --       5,236,000
----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                    322,585               --               --         322,585
----------------------------------------------------------------------------------------------------------------------------------
Receivables for:
   Investments sold                                                          --        1,586,357               --       1,586,357
----------------------------------------------------------------------------------------------------------------------------------
   Fund shares sold                                                     728,218          195,555               --         923,773
----------------------------------------------------------------------------------------------------------------------------------
   Dividends and interest                                             1,128,057          707,457               --       1,835,514
----------------------------------------------------------------------------------------------------------------------------------
Investment for deferred compensation plan                                 1,070           22,029               --          23,099
----------------------------------------------------------------------------------------------------------------------------------
Other assets                                                                254               --               --             254
==================================================================================================================================
          Total assets                                               69,944,966       37,077,906               --     107,022,872
==================================================================================================================================

LIABILITIES:
Payables for:
   Investments purchased                                              1,305,000        1,885,773               --       3,190,773
----------------------------------------------------------------------------------------------------------------------------------
   Fund shares reacquired                                                39,286          107,547               --         146,833
----------------------------------------------------------------------------------------------------------------------------------
   Dividends                                                                 --               --               --              --
----------------------------------------------------------------------------------------------------------------------------------
   Deferred compensation plan                                             1,070           22,029               --          23,099
----------------------------------------------------------------------------------------------------------------------------------
Accrued administrative services fees                                          5           16,136               --          16,141
----------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fees--Series II                                         --              189               --             189
----------------------------------------------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                  --              467               --             467
----------------------------------------------------------------------------------------------------------------------------------
Accrued directors'/trustees' fees                                         1,628               --               --           1,628
----------------------------------------------------------------------------------------------------------------------------------
Accrued operating expenses                                                8,801            9,827               --          18,628
==================================================================================================================================
          Total liabilities                                           1,355,790        2,041,968               --       3,397,758
==================================================================================================================================
Net assets applicable to shares outstanding                       $  68,589,176    $  35,035,938    $          --   $ 103,625,114
==================================================================================================================================

NET ASETS CONSIST OF:
  Paid in capital/shares of beneficial interest                   $  93,441,095    $  47,861,563    $          --     141,302,658
----------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                              6,565,992.00     3,840,759.00               --      10,406,751
----------------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss)
    from investment securities                                   (34,888,308.00)  (17,741,941.00)              --     (52,630,249)
----------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                 3,470,397.00     1,075,557.00               --       4,545,954
==================================================================================================================================
                                                                                   $  68,589,176    $  35,035,938   $ 103,625,114
==================================================================================================================================

NET ASSETS:
Series I                                                          $  68,589,176    $  34,680,019    $          --   $ 103,269,195
==================================================================================================================================
Series II                                                         $          --    $     355,919    $          --   $     355,919
==================================================================================================================================
CAPITAL STOCK OUTSTANDING, $0.01 PAR VALUE PER SHARE
(INVESCO HIGH YIELD FUND):
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE
(AIM V.I. HIGH YIELD FUND):

Series I                                                              8,977,132        5,980,837       11,825,050      17,805,887
==================================================================================================================================
Series II                                                                    --           61,515               --          61,515
==================================================================================================================================

Series I:
   Net asset value and offering price per share                   $        7.64    $        5.80    $          --   $        5.80
==================================================================================================================================
Series II:
   Net asset value and offering price per share                   $          --    $        5.79    $          --   $        5.79
==================================================================================================================================


SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
          OF INVESCO VIF HIGH YIELD FUND INTO AIM V.I. HIGH YIELD FUND
                          12 MONTHS ENDED JUNE 30, 2003
                                   (UNAUDITED)

                                                                                                                   AIM V.I.
                                                                    INVESCO VIF      AIM V.I.                      HIGH YIELD
                                                                    HIGH YIELD      HIGH YIELD                     PRO FORMA
                                                                      FUND            FUND         ADJUSTMENTS     COMBINING
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                          $  5,051,669    $  2,809,425    $         --    $  7,861,094
-------------------------------------------------------------------------------------------------------------------------------
Dividends                                                              259,915          73,395              --         333,310
-------------------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                             3,443          16,594              --          20,037
===============================================================================================================================
      Total investment income                                        5,315,027       2,899,414              --       8,214,441
===============================================================================================================================

EXPENSES:
Advisory fees                                                          373,150         167,377          16,051         556,578
-------------------------------------------------------------------------------------------------------------------------------
Administrative services fees                                           174,807         104,599         (19,163)        260,243
-------------------------------------------------------------------------------------------------------------------------------
Custodian fees                                                          12,014          18,472              --          30,486
-------------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Series II                                              --             403              --             403
-------------------------------------------------------------------------------------------------------------------------------
Transfer agent fees                                                      5,000           7,441           1,904          14,345
-------------------------------------------------------------------------------------------------------------------------------
Interest                                                                 2,643              --              --           2,643
-------------------------------------------------------------------------------------------------------------------------------
Reports to shareholders                                                 23,354           9,138          (8,593)         23,899
-------------------------------------------------------------------------------------------------------------------------------
Professional fees                                                       21,490          16,575         (17,400)         20,665
-------------------------------------------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                               15,684           8,703              --          24,387
-------------------------------------------------------------------------------------------------------------------------------
Other                                                                   17,768           1,808              --          19,576
===============================================================================================================================
      Total expenses                                                   645,910         334,516         (27,201)        953,225
===============================================================================================================================
Less: Fees waived, expenses reimbursed and
      expenses paid indirectly                                            (678)           (484)        (17,939)        (19,101)
===============================================================================================================================
      Net expenses                                                     645,232         334,032         (45,140)        934,124
===============================================================================================================================
Net investment income                                                4,669,795       2,565,382          45,140       7,280,317
===============================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:
Net realized gain (loss) from investment securities                (13,192,505)     (3,110,645)             --     (16,303,150)
-------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation of investment securities      21,585,579       5,123,022              --      26,708,601
===============================================================================================================================
Net gain (loss) from investment securities                           8,393,074       2,012,377              --      10,405,451
===============================================================================================================================
Net increase (decrease) in net assets resulting from operations   $ 13,062,869    $  4,577,759    $     45,140    $ 17,685,768
===============================================================================================================================


SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
          OF INVESCO VIF HIGH YIELD FUND INTO AIM V.I. HIGH YIELD FUND
                                  JUNE 30, 2003
                                   (UNAUDITED)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") between AIM V.I. High Yield Fund and INVESCO VIF High Yield Fund and the consumation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. If approved by shareholders, the Agreement and Plan would be accomplished by an exchange of shares of AIM V.I. High Yield Fund for the net assets of INVESCO VIF High Yield Fund and the distribution of AIM V.I. High Yield Fund shares to INVESCO VIF High Yield Fund shareholders. If the Agreement and Plan were to have taken place at June 30, 2003, INVESCO VIF High Yield Fund shareholders would have received 11,825,050 shares of AIM V.I. High Yield Fund - Series I shares.


NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Under the terms of the investment advisory agreement of AIM V.I. High Yield Fund, the advisory fees based on pro forma combined assets for the year ended June 30, 2003 were $556,578. The pro forma advisory fees were adjusted to reflect the advisory fees rates in effect for the AIM V.I. High Yield Fund.

(b) Pursuant to the master administrative services agreement for AIM V.I. High Yield Fund, fees paid on pro forma combined assets for the 12 months ended June 30, 2003 were $260,243. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for the AIM V.I. High Yield Fund .

(c) Transfer agency fees were increased by $1,904 based on estimated pro forma combined number of open accounts under the transfer agency agreement for AIM V.I. High Yield Fund and the rate is in effect as of May 1, 2004.

(d) Reports to shareholders were reduced by $8,593 to eliminate the effects of duplicative fixed costs of production of reports to shareholders.


(e) Professional fees were reduced by $17,400 to eliminate the effects of duplicative fixed cost of professional services fees.


NOTE 3 - MERGER COSTS

Merger costs related to the Agreement and Plan are estimated at approximately $122,100 and because these are non recurring costs they have not been included in the unaudited pro forma statement of operations. These costs represent the estimated expense of INVESCO VIF High Yield Fund carrying out its obligation under the Agreement and Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposted merger. AMVESCAP or one of its subsidiaries has agreed to pay 100% of these costs.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

         The Registrant's Agreement and Declaration of Trust, dated May 15, 2002, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Business Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund & Investment Advisory Professional Directors & Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

ITEM 16.       EXHIBITS

(1)(a) Amended and Restated Agreement and Declaration of Trust of Registrant, dated May 15, 2002.(20)

(1)(b) Amendment No 1, dated May 30, 2003, to Amended and Restated Agreement and Declaration of Trust of Registrant.(21)

(2)            Amended and Restated By-Laws of Registrant, dated effective May
               15, 2002.(20)

(3)            Not Applicable.

(4) Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A of this Registration Statement.

(5) Instruments Defining Rights of Security Holders - All rights of security holders are contained in the Registrant's Agreement and Declaration of Trust.

(6)(a)(1) Master Investment Advisory Agreement, dated May 1, 2000, between Registrant and A I M Advisors, Inc.(14)

(6)(a)(2) Amendment No. 1, dated May 1, 2001, to Master Investment Advisory Agreement, dated May 1, 2000, between Registrant and A I M Advisors, Inc.(15)

(6)(a)(3) Amendment No. 2 to Master Investment Advisory Agreement of Registrant dated September 7, 2001, between Registrant and A I M Advisors, Inc.(18)

(6)(a)(4) Amendment No. 3 to Master Investment Advisory Agreement of Registrant dated May 1, 2002, between Registrant and A I M Advisors, Inc.(20)

(6)(a)(5) Form of Amendment No. 4 to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(21)

(6)(b) Sub-Advisory Agreement, dated May 1, 2000, between Registrant and H.S. Dent Advisors, Inc.(14)

(6)(c)(1) Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc.(7)

(6)(c)(2) Amendment No. 1, dated September 28, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement between Registrant and A I M Advisors, Inc.(8)

(6)(c)(3) Amendment No. 2, dated December 14, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement between Registrant and A I M Advisors, Inc.(8)

(7)(a)(1) First Amended and Restated Master Distribution Agreement, dated July 16, 2001, between Registrant and A I M Distributors, Inc.(17)

(7)(b) Amendment No. 1, dated September 7, 2001, to First Amended and Restated Master Distribution Agreement, between Registrant and A I M Distributors, Inc., dated July 16, 2001.(18)

(7)(c) Amendment No. 2, dated May 1, 2002, to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors, Inc., dated July 16, 2001.(20)

(7)(d) Form of Amendment No. 3 to First Amended and Restated Master Distribution Agreement, between Registrant and A I M Distributors, Inc.(21)

(8)(a) Retirement Plan of Registrant's Non-Affiliated ` Directors, effective March 8, 1994, as restated September 18, 1995.(4)

(8)(b) Retirement Plan for Eligible Directors/Trustees effective as of March 8, 1994, as Restated September 18, 1995 and as Restated March 7, 2000.(14)

(8)(c) Form of Director Deferred Compensation Agreement effective as Amended March 7, 2000.(14)

(9)(a)(1) Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(15)

(9)(a)(2) Amendment, dated May 1, 2000, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(15)

(9)(a)(3) Amendment, dated June 29, 2001, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(20)

(9)(a)(4) Amendment, dated April 2, 2002, to Master Custodian Contract dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(20)

(9)(b) Custody Agreement, dated September 19, 2000, between Registrant and The Bank of New York.(15)

(10)(a) Registrant's Master Distribution Plan pursuant to Rule 12b-1 for Series II shares.(17)

(10)(b) Amendment No. 1 to the Registrant's Master Distribution Plan, dated September 7, 2001.(18)

(10)(c) Amendment No. 2 to the Registrant's Master Distribution Plan, dated May 1, 2002.(20)

(10)(d)        Form of Amendment No. 3 to the Registrant's Master Distribution
               Plan.(21)

(11)(a)        Opinion and Consent of Counsel (AIM V.I. Growth Fund).(22)

(11)(b)        Opinion and Consent of Counsel (AIM V.I. High Yield Fund).(22)

(12)           Tax Opinion is filed herewith.

(13)(a)(1) Master Administrative Services Agreement, dated May 1, 2000, between Registrant and A I M Advisors, Inc.(14)

(13)(a)(2) Amendment No. 1, dated May 1, 2001, to Master Administrative Services Agreement, dated May 1, 2000, between Registrant and A I M Advisors, Inc.(15)

(13)(a)(3) Amendment No. 2 to Master Administrative Services Agreement between Registrant and A I M Advisors, Inc., dated September 7, 2001.(18)

(13)(a)(4) Amendment No. 3, dated May 1, 2002, to Master Administrative Services Agreement, dated May 1, 2000, between Registrant and A I M Advisors, Inc.(20)

(13)(a)(5) Amendment No. 4, dated June 1, 2002 to Master Administrative Services Agreement, dated May 1, 2000, between Registrant and A I M Advisors, Inc.(20)

(13)(a)(6) Form of Amendment No. 5 to Master Administrative Services Agreement between Registrant and A I M Advisors, Inc.(21)

(13)(b) Transfer Agency and Service Agreement, dated October 15, 2001, between Registrant and A I M Fund Services, Inc.(18)

(13)(c) Participation Agreement, dated February 25, 1993, between Registrant, Connecticut General Life Insurance Company and A I M Distributors, Inc.(4)

(13)(d)(1) Participation Agreement, dated February 10, 1995, between Registrant and Citicorp Life Insurance Company.(4)

(13)(d)(2) Amendment No. 1, dated February 3, 1997, to the Participation Agreement dated February 10, 1995, between Registrant and Citicorp Life Insurance Company.(6)

(13)(e)(1) Participation Agreement, dated February 10, 1995, between Registrant and First Citicorp Life Insurance Company.(4)

(13)(e)(2) Amendment No. 1, dated February 3, 1997, to the Participation Agreement, dated February 10, 1995, between Registrant and First Citicorp Life Insurance Company.(6)

(13)(f)(1)(A)  Participation Agreement, dated December 19, 1995, between
               Registrant and Glenbrook Life and Annuity Company.(4)

(13)(f)(1)(B)  Side Letter Agreement, dated December 1, 1995, among Registrant and Glenbrook Life and Annuity Company.(5)

(13)(f)(2) Amendment No. 1, dated November 7, 1997, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(7)

(13)(f)(3) Amendment No. 2, dated September 2, 1997, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(6)

(13)(f)(4) Amendment No. 3, dated January 26, 1998, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(7)

(13)(f)(5) Amendment No. 4, dated May 1, 1998, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(7)

(13)(f)(6) Amendment No. 5, dated January 12, 1999, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(8)

(13)(f)(7) Amendment No. 6, dated September 26, 2001, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(20)

(13)(g) Participation Agreement, dated March 4, 1996, between Registrant and IDS Life Insurance Company.(4)

(13)(h)(1)(A)  Participation Agreement, dated October 7, 1996, between
               Registrant and IDS Life Insurance Company (supersedes and replaces Participation Agreement dated March 4, 1996).(5)

(13)(h)(1)(B)  Side Letter Agreement, dated September 27, 1996, between
               Registrant, IDS Life Insurance Company and IDS Life Insurance Company of New York.(6)

(13)(h)(2) Amendment 1, dated November 11, 1997, to the Participation Agreement, dated October 7, 1996, between registrant and IDS Life Insurance Company.(8)

(13)(i)(1) Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance Company of New York.(5)

(13)(i)(2) Amendment No. 1, dated November 11, 1997, to the Participation Agreement, dated October 7, 1996 between Registrant and IDS Life Insurance Company of New York.(8)

(13)(j) Participation Agreement, dated April 8, 1996, between Registrant and Connecticut General Life Insurance Company.(4)

(13)(k)(1) Participation Agreement, dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(5)

(13)(k)(2) Amendment No. 1, dated July 1, 1997, to the Participation Agreement, dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(6)

(13)(k)(3) Amendment No. 2, dated August 1, 1998, to the Participation Agreement, dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(7)

(13)(k)(4) Amendment No. 3, dated November 8, 1999, to the Participation Agreement, dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(14)

(13)(k)(5) Amendment No. 4, dated April 10, 2000, to the Participation Agreement, dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(14)

(13)(l)(1)(A)  Participation Agreement, dated October 1, 1996, between
               Registrant and Allstate Life Insurance Company of New York.(5)

(13)(l)(1)(B)  Side Letter Agreement, dated October 1, 1996, between Registrant and Allstate Life Insurance Company of New York.(7)

(13)(l)(2) Amendment No. 1, dated November 7, 1997, to the Participation Agreement, dated October 1, 1996, between Registrant and Allstate Life Insurance Company of New York.(9)

(13)(m)(1)(A)  Participation Agreement, dated December 18, 1996, between
               Registrant and Merrill Lynch Life Insurance Company.(5)

(13)(m)(1)(B)  Side Letter Agreement, dated December 18, 1996, between
               Registrant and Merrill, Lynch, Pierce, Fenner & Smith, Incorporated.(5)

(13)(m)(2) Amendment No. 1, dated May 1, 1997, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(6)

(13)(m)(3) Amendment No. 2, dated April 13, 2000, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(14)

(13)(m)(4) Amendment No. 3, dated February 16, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(18)

(13)(m)(5) Amendment No. 4, dated May 1, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(18)

(13)(m)(6) Amendment No. 5, dated October 5, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(18)

(13)(m)(7) Amendment No. 6, dated September 10, 2002, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(20)

(13)(n)(1) Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(5)

(13)(n)(2) Amendment No. 1, dated May 1, 1997, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(6)

(13)(n)(3) Amendment No. 2, dated April 3, 2000, to the Participation Agreement, dated December 18, 1996, by and between Registrant and ML Life Insurance Company of New York.(14)

(13)(n)(4) Amendment No. 3, dated February 16, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(18)

(13)(n)(5) Amendment No. 4, dated May 1, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(18)

(13)(n)(6) Amendment No. 5, dated October 5, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(18)

(13)(n)(7) Amendment No. 6, dated September 10, 2002, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(20)

(13)(o)(1) Participation Agreement, dated February 14, 1997, between Registrant and Pruco Life Insurance Company of New Jersey.(5)

(13)(o)(2) Amendment No. 1, dated November 8, 1999, to the Participation Agreement, dated February 14, 1997, between Registrant and Pruco Life Insurance Company of New Jersey.(14)

(13)(o)(3) Amendment No. 2, dated April 10, 2000, to the Participation Agreement, dated February 14, 1997, between Registrant and Pruco Life Insurance Company of New Jersey.(14)

(13)(p) Participation Agreement, dated April 30, 1997, between Registrant and Prudential Insurance Company of America.(6)

(13)(q) Participation Agreement, dated October 30, 1997, between Registrant and American Centurion Life Assurance Company.(6)

(13)(r)(a) Participation Agreement, dated October 30, 1997, between Registrant and American Enterprise Life Insurance Company.(6)

(13)(r)(b) Letter Agreement, dated October 30, 1997, between American Enterprise Life Insurance Company and American Centurion Life Assurance Company.(6)

(13)(s) Participation Agreement, dated November 20, 1997, between Registrant and AIG Life Insurance Company.(6)

(13)(t) Participation Agreement, dated November 20, 1997, between Registrant and American International Life Assurance Company of New York.(6)

(13)(u)(1) Participation Agreement, dated November 4, 1997, between Registrant and Nationwide Life Insurance Company.(6)

(13)(u)(2) Amendment No. 1, dated June 15, 1998, to the Participation Agreement, dated November 4, 1997 between Registrant and Nationwide Life Insurance Company.(7)

(13)(v)(1) Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver.(6)

(13)(v)(2) Amendment No. 1, dated June 23, 1998, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver.(7)

(13)(v)(3) Amendment No. 2, dated May 20, 1999, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(10)

(13)(v)(4) Amendment No. 3, dated November 1, 1999, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(12)

(13)(v)(5) Amendment No. 4, dated March 2, 2000, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(14)

(13)(v)(6) Amendment No. 5, dated December 28, 2000, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(14)

(13)(v)(7) Amendment No. 6, dated September 5, 2001, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(18)

(13)(w)(1) Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Services Life Insurance Company.(6)

(13)(w)(2) Amendment No. 1, dated April 23, 1999, to the Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Services Life Insurance Company.(12)

(13)(w)(3) Amendment No. 2, dated September 1, 2000, to the Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Services Life Insurance Company.(14)

(13)(w)(4) Amendment No. 3, dated February 12, 2001, to the Participation Agreement, dated December 31, 1997, between Registrant and Met Life Investors Insurance Company (formerly Cova Financial Services Life Insurance Company).(18)

(13)(x)(1) Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Life Insurance Company.(6)

(13)(x)(2) Amendment No. 1, dated April 23, 1999, to the Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Life Insurance Company.(10)

(13)(x)(3) Amendment No. 2, dated February 12, 2001, to the Participation Agreement, dated April 23, 1999, between Registrant and Met Life Investors Insurance Company (formerly Cova Financial Life Insurance Company).(18)

(13)(y)(1) Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Insurance & Annuity Company, Inc.(7)

(13)(y)(2) Amendment No. 1, dated July 1, 1999, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company, Inc.(11)

(13)(y)(3) Amendment No. 2, dated May 1, 2000, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company, Inc.(14)

(13)(y)(4) Amendment No. 3, dated August 1, 2000, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company, Inc.(14)

(13)(y)(5) Amendment No. 4, dated December 1, 2000, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company, Inc.(18)

(13)(z)(1) Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(7)

(13)(z)(2) Amendment No. 1, dated December 11, 1998, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(8)

(13)(z)(3) Amendment No. 2, dated March 15, 1999, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(14)

(13)(z)(4) Amendment No. 3, dated April 17, 2000, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(14)

(13)(z)(5) Amendment No. 4, dated May 1, 2000, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(18)

(13)(z)(6) Amendment No. 5, dated May 1, 2001, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(18)

(13)(z)(7) Amendment No. 6, dated September 1, 2001, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(18)

(13)(z)(8) Amendment No. 7, dated April 1, 2002, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(20)

(13)(z)(9) Amendment No. 8, dated August 5, 2002, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(20)

(13)(aa) Participation Agreement, dated April 1, 1998, between Registrant and United Life & Annuity Insurance Company.(7)

(13)(bb)(1) Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance Company.(7)

(13)(bb)(2) Amendment No. 1, dated December 28, 1998, to the Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance Company.(8)

(13)(bb)(3) Amendment No. 2, dated March 12, 2001, to the Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance Company.(18)

(13)(cc)(1) Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(7)

(13)(cc)(2) Amendment No. 1, dated June 30, 1998, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(7)

(13)(cc)(3) Amendment No. 2, dated November 27, 1998, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(8)

(13)(cc)(4) Amendment No. 3, dated August 1, 1999, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(18)

(13)(cc)(5) Amendment No. 4, dated February 28, 2001, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(18)

(13)(cc)(6) Amendment No. 5, dated July 1, 2001, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(18)

(13)(cc)(7) Amendment No. 6, dated August 15, 2001, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(18)

(13)(cc)(8) Amendment No. 7, dated May 1, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(20)

(13)(cc)(9) Amendment No. 8, dated July 15, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(20)

(13)(cc)(10) Amendment No. 9, dated December 1, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(20)

(13)(dd) Participation Agreement, dated May 1, 1998, between Registrant and Fortis Benefits Insurance Company.(7)

(13)(ee)(1) Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(7)

(13)(ee)(2) Amendment No. 1, dated January 1, 1999, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(9)

(13)(ee)(3) Amendment No. 2, dated September 29, 1999, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(14)

(13)(ee)(4) Amendment No. 3, dated February 1, 2000, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(14)

(13)(ee)(5) Amendment No. 4, dated November 1, 2000, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(18)

(13)(ee)(6) Amendment No. 5, dated May 14, 2002, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(20)

(13)(ff)(1) Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(7)

(13)(ff)(2) Amendment No. 1, dated November 20, 1998, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(8)

(13)(ff)(3) Amendment No. 2, dated May 1, 1999, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

(13)(ff)(4) Amendment No. 3, dated October 14, 1999, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

(13)(ff)(5) Amendment No. 4, dated May 1, 2000, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

(13)(ff)(6) Amendment No. 5, dated July 15, 2000, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(18)

(13)(ff)(7) Amendment No. 6, dated July 15, 2001, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(18)

(13)(gg)(1) Participation Agreement, dated June 30, 1998, between Registrant and Aetna Life Insurance and Annuity Company.(7)

(13)(gg)(2) Amendment No. 1, dated October 1, 2000, to the Participation Agreement, dated June 20, 1998, between Registrant and AETNA Life Insurance and Annuity Company.(18)

(13)(hh)(1) Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life Insurance Company.(8)

(13)(hh)(2) Amendment dated January 1, 2003, to the Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life Insurance Company.(20)

(13)(ii) Participation Agreement, dated July 1, 1998, between Registrant and United Investors Life Insurance Company.(8)

(13)(jj)(1) Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(7)

(13)(jj)(2) Amendment No. 1, dated April 29, 2002, to be effective as of November 1, 2000, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(20)

(13)(jj)(3) Amendment No. 2, dated September 20, 2001, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(20)

(13)(kk)(1) Participation Agreement, dated July 13, 1998, between Registrant and Keyport Benefit Life Insurance Company.(7)

(13)(kk)(2) Amendment No. 1, dated December 28, 1998 to the Participation Agreement, dated July 13, 1998, between Registrant and Keyport Benefit Life Insurance Company.(8)

(13)(ll)(1) Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(7)

(13)(ll)(2) Amendment No. 1, dated February 11, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(13)

(13)(ll)(3) Amendment No. 2, dated April 10, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

(13)(ll)(4) Amendment No. 3, dated May 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

(13)(ll)(5) Amendment No. 4, dated October 4, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

(13)(ll)(6) Amendment No. 5, dated December 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(18)

(13)(ll)(7) Amendment No. 6, dated May 1, 2001, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(18)

(13)(ll)(8) Amendment No. 7, dated May 1, 2002, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(20)

(13)(mm)(1) Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(7)

(13)(mm)(2) Amendment No. 1, dated February 11, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(13)

(13)(mm)(3) Amendment No. 2, dated April 10, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

(13)(mm)(4) Amendment No. 3, dated May 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

(13)(mm)(5) Amendment No. 4, dated October 4, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

(13)(mm)(6) Amendment No. 5, dated December 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(18)

(13)(mm)(7) Amendment No. 6, dated May 1, 2001, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(18)

(13)(mm)(8) Amendment No. 7, dated May 1, 2002, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(20)

(13)(nn) Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(9)

(13)(oo)(1) Participation Agreement, dated November 23, 1998, between Registrant and American General Annuity Insurance Company.(8)

(13)(oo)(2) Amendment No. 1, dated July 1, 1999, to the Participation Agreement, dated November 23, 1998, between Registrant and American General Annuity Insurance Company.(11)

(13)(oo)(3) Amendment No. 2, dated August 1, 2000, to the Participation Agreement, dated November 23, 1998, between Registrant and American General Annuity Insurance Company.(14)

(13)(pp) Participation Agreement, dated December 1, 1998, between Registrant and the Prudential Insurance Company of America.(8)

(13)(qq)(1) Participation Agreement, dated February 1, 1999, between Registrant and Sage Life Assurance of America, Inc.(9)

(13)(qq)(2) Amendment No. 1, dated October 1, 2001, to the Participation Agreement, dated February 1, 1999, between Registrant and Sage Life Assurance of America, Inc.(18)

(13)(rr)(1) Participation Agreement, dated April 1, 1999, between Registrant and Liberty Life Assurance Company of Boston.(9)

(13)(rr)(2) Amendment No. 1, dated May 1, 2001, to the Participation Agreement, dated April 1, 1999, between Registrant and Liberty Life Assurance Company of Boston.(18)

(13)(ss) Participation Agreement, dated April 13, 1999, between Registrant and Western-Southern Life Insurance Company.(10)


(13)(tt) Participation Agreement, dated May 1, 1999, between Registrant and Columbus Life Insurance Company.(10)

(13)(uu) Participation Agreement, dated April 26, 1999, between Registrant and First Variable Life Insurance Company.(10)

(13)(vv) Participation Agreement, dated August 21, 1999, between Registrant and Life Investors Insurance Company of America.(11)

(13)(ww) Participation Agreement, dated June 8, 1999, between Registrant and The Principal Life Insurance Company.(10)

(13)(xx)(1) Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(11)

(13)(xx)(2) Amendment, dated May 1, 2002, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(20)

(13)(xx)(3) Amendment, dated August 15, 2002, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(20)

(13)(yy) Participation Agreement, dated June 14, 1999, between Registrant and Security First Life Insurance Company.(11)

(13)(zz)(1) Participation Agreement, dated July 1, 1999, between Registrant and Allstate Life Insurance Company.(11)

(13)(zz)(2) Amendment No. 1, dated December 20, 2001, to the Participation Agreement, dated July 1, 1999, between Registrant and Allstate Life Insurance Company.(18)

(13)(aaa) Participation Agreement, dated July 27, 1999, between Registrant and Allianz Life Insurance Company of North America.(11)

(13)(bbb) Participation Agreement, dated July 27, 1999, between Registrant and Preferred Life Insurance Company of New York.(11)

(13)(ccc) Participation Agreement, dated August 31, 1999, between Registrant and John Hancock Mutual Life Insurance Company.(11)

(13)(ddd) Participation Agreement, dated August 31, 1999, between Registrant and The United States Life Insurance Company in the City of New York.(11)

(13)(eee)(1) Participation Agreement, dated November 1, 1999, between Registrant and AETNA Insurance Company of America.(12)

(13)(eee)(2) Amendment No. 1, dated November 17, 2000, to the Participation Agreement, dated November 1, 1999, between Registrant and AETNA Insurance Company of America.(18)

(13)(fff) Participation Agreement, dated January 28, 2000, between Registrant and Northbrook Life Insurance Company.(13)

(13)(ggg) Participation Agreement, dated March 2, 2000, between Registrant and GE Life and Annuity Assurance Company.(14)

(13)(hhh) Participation Agreement, dated March 27, 2000, between Registrant and Reliastar Life Insurance Company of New York.(14)

(13)(iii) Participation Agreement, dated March 27, 2000, between Registrant and Northern Life Insurance Company.(14)

(13)(jjj) Participation Agreement, dated March 27, 2000, between Registrant and Reliastar Life Insurance Company.(14)

(13)(kkk)(1) Participation Agreement, dated April 10, 2000, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

(13)(kkk)(2) Amendment No. 1, dated December 1, 2000, to the Participation Agreement, dated April 10, 2000, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(18)

(13)(lll) Participation Agreement, dated April 14, 2000, between Registrant and United Investors Life Insurance Company.(14)

(13)(mmm)(1) Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(14)

(13)(mmm)(2) Amendment No. 1, dated April 27, 2000, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

(13)(mmm)(3) Amendment No. 2, dated September 1, 2001, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

(13)(mmm)(4) Amendment No. 3, dated April 1, 2002, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

(13)(mmm)(5) Amendment No. 4, dated December 31, 2002, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

(13)(nnnn) Participation Agreement, dated August 1, 2000, between Registrant and Kansas City Life Insurance Company.(14)

(13)(ooo)(1) Participation Agreement, dated September 25, 2000, between Registrant and Security Life of Denver Insurance Company.(14)

(13)(ooo)(2) Amendment No. 1, dated September 5, 2001, to the Private Placement Participation Agreement, dated September 25, 2000, between Registrant and Security Life of Denver Insurance Company.(18)

(13)(ppp)(1) Participation Agreement, dated February 26, 1999, between Registrant and American General Life Insurance Company.(18)

(13)(ppp)(2) Amendment No. 1, dated November 1, 2000, to the Participation Agreement, dated February 26, 1999, between Registrant and American General Life Insurance Company.(18)

(13)(qqq)(1) Participation Agreement, dated April 3, 2000, between Registrant and First Cova Life Insurance Company.(18)

(13)(qqq)(2) Amendment No. 1, dated February 12, 2001, to the Participation Agreement, dated December 31, 1997, between Registrant and First Met Life Investors Insurance Company (formerly, First Cova Life Insurance Company).(18)

(13)(rrr) Participation Agreement, dated February 1, 2001, between Registrant and Peoples Benefit Life Insurance Company.(18)

(13)(sss) Participation Agreement, dated March 28, 2001, between Registrant and Security Benefit Life Insurance Company.(18)

(13)(ttt) Participation Agreement, dated March 29, 2001, between Registrant and Phoenix Home Life Mutual Insurance Company.(18)

(13)(uuu) Participation Agreement, dated March 29, 2001, between Registrant and Phoenix Life and Annuity Company.(18)

(13)(vvv) Participation Agreement, dated March 29, 2001, between Registrant and PHL Variable Insurance Company.(18)

(13)(www) Participation Agreement, dated April 4, 2001, between Registrant and Annuity Investors Life Insurance Company.(18)

(13)(xxx) Participation Agreement, dated April 17, 2001, between Registrant and Sun Life Insurance and Annuity Company of New York.(18)

(13)(yyy) Participation Agreement, dated April 30, 2001, between Registrant and Western Reserve Life Assurance Co. of Ohio.(18)

(13)(zzz) Participation Agreement, dated July 13, 2001, between Registrant and Golden American Life Insurance Company.(18)

(13)(aaaa)(1)  Participation Agreement, dated July 24, 2001, between Registrant and Lincoln Benefit Life Company.(18)

(13)(aaaa)(2)  Amendment No. 1, dated December 18, 2002, to the Participation
               Agreement, dated July 24, 2001, between Registrant and Lincoln Benefit Life Company.(20)

(13)(bbbb) Participation Agreement, dated October 1, 2001, between Registrant and The Travelers Life and Annuity Company.(18)

(13)(cccc) Participation Agreement, dated November 1, 2001, between Registrant and The American Life Insurance Company of New York.(18)

(13)(dddd) Accounting Services Agreement, dated March 31, 1993, between the Registrant and State Street Bank and Trust Company.(4)

(13)(eeee) Agreement and Plan of Reorganization, dated December 7, 1999, between Registrant and AIM Variable Insurance Funds.(12)

(13)(ffff) Participation Agreement, dated March 4, 2002, between Registrant and Minnesota Life Insurance Company.(19)

(13)(gggg) Participation Agreement, dated May 1, 2002, between Registrant and AUSA Life Insurance Company, Inc.(20)

(13)(hhhh) Participation Agreement, dated October 1, 2002, between Registrant and CUNA Mutual Life Insurance Company.(20)

(13)(iiii)(a)  Memorandum of Agreement between Registrant, on behalf of AIM V.I.
               Basic Value Fund and AIM V.I. Mid Cap Equity Fund, and A I M Advisors, Inc., dated July 1, 2001.(18)

(13)(iii)(b) Memorandum of Agreement, between Registrant, on behalf of AIM V.I. Basic Value Fund and AIM V.I. Mid Cap Equity Fund, and A I M Advisors, Inc. regarding securities lending, dated July 1, 2001.(18)

(13)(jjj)(a) Form of Memorandum of Agreement between Registrant, on behalf of AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund, and A I M Advisors, Inc.(21)

(13)(jjj)(b) Form of Memorandum of Agreement between Registrant, on behalf of AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund, and A I M Advisors, Inc. regarding securities lending.(21)

(14)(a)        Consent of Independent Certified Public Accountants (TWB-AIM V.I.
               Growth Fund)

(14)(b)        Consent of Independent Certified Public Accountants (TWB-AIM V.I.
               High Yield Fund)

(14)(c)        Consent of Independent Certified Public Accountants (PWC-AIM V.I.
               Growth Fund)

(14)(d)        Consent of Independent Certified Public Accountants (PWC-AIM V.I.
               High Yield Fund)

(15)           Not Applicable

(16)           Not applicable.

(17) Form of Proxies relating to the Special Meeting of Shareholders are filed herewith.

----------
(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on April 19, 1993.

(2)            Incorporated herein by reference to Post-Effective Amendment No.
               4 to Registrant's Registration Statement on Form N-1A, filed on November 3, 1994.

(3)            Incorporated herein by reference to Post-Effective Amendment No.
               6 to Registrant's Registration Statement on Form N-1A, filed on April 26, 1995.

(4)            Incorporated herein be reference to Post-Effective Amendment No.
               7 to Registrant's Registration Statement on Form N-1A, filed electronically on April 29, 1996.

(5)            Incorporated herein by reference to Post-Effective Amendment No.
               8 to Registrant's Registration Statement on Form N-1A, filed electronically on April 23, 1997.

(6)            Incorporated herein by reference to Post-Effective Amendment No.
               9 to Registrant's Registration Statement on Form N-1A, filed electronically on February 13, 1998.

(7)            Incorporated herein by reference to Post-Effective Amendment No.
               10 to Registrant's Registration Statement on Form N-1A, filed electronically on October 2, 1998.

(8)            Incorporated herein by reference to Post-Effective Amendment No.
               11 to Registrant's Registration Statement on Form N-1A, filed electronically on February 18, 1999.

(9)            Incorporated herein by reference to Post-Effective Amendment No.
               12 to Registrant's Registration Statement on Form N-1A, filed electronically on April 29, 1999.

(10)           Incorporated herein by reference to Post-Effective Amendment No.
               13 to Registrant's Registration Statement on Form N-1A, filed electronically on July 13, 1999.

(11)           Incorporated herein by reference to Post-Effective Amendment No.
               14 to Registrant's Registration Statement on Form N-1A, filed electronically on September 28, 1999.

(12)           Incorporated herein by reference to Post-Effective Amendment No.
               15 to Registrant's Registration Statement on Form N-1A, filed electronically on February 16, 2000.

(13)           Incorporated herein by reference to Post-Effective Amendment No.
               16 to Registrant's Registration Statement on Form N-1A, filed electronically on February 17, 2000.

(14)           Incorporated herein by reference to Post-Effective Amendment No.
               18 to Registrant's Registration Statement on Form N-1A, filed electronically on February 16, 2001.

(15)           Incorporated herein by reference to Post-Effective Amendment No.
               19 to Registrant's Registration Statement on Form N-1A, filed electronically on April 12, 2001.

(16)           Incorporated herein by reference to Post-Effective Amendment No.
               20 to Registrant's Registration Statement on Form N-1A, filed electronically on May 29, 2001.

(17)           Incorporated herein by reference to Post-Effective Amendment No.
               21 to Registrant's Registration Statement on Form N-1A, filed electronically on July 18, 2001.

(18)           Incorporated herein by reference to Post-Effective Amendment No.
               22 to Registrant's Registration Statement on Form N-1A, filed electronically on February 12, 2002.

(19)           Incorporated herein by reference to Post-Effective Amendment No.
               24 to Registrant's Registration Statement on Form N-1A, filed electronically on April 30, 2002.

(20)           Incorporated herein by reference to Post-Effective Amendment No.
               25 to Registrant's Registration Statement on Form N-1A, filed electronically on April 29, 2003.

(21)           Incorporated herein by reference to Post-Effective Amendment No.
               26 to Registrant's Registration Statement on Form N-1A, filed electronically on June 18, 2003.

(22) Incorporated herein by reference to Registrant's Registration Statement on Form N-14, filed electronically on December 31, 2003.

ITEM 17. UNDERTAKINGS.

               (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

               (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 25th day of February, 2004.

                                       REGISTRANT: AIM VARIABLE INSURANCE FUNDS

                                       By:  /s/ Robert H. Graham
                                          -------------------------------------
                                            Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURES                                    TITLE                             DATE
         ----------                                    -----                             ----
/s/ Robert H. Graham                       Chairman, Trustee & President        February 25, 2004
-------------------------------            (Principal Executive Officer)
     (Robert H. Graham)

     /s/ Frank S. Bayley*                             Trustee                   February 25, 2004
-------------------------------
     (Frank S. Bayley)

/s/ Bruce L. Crockett*                                Trustee                   February 25, 2004
-------------------------------
      (Bruce L. Crockett)

/s/ Albert R. Dowden*                                 Trustee                   February 25, 2004
-------------------------------
      (Albert R. Dowden)

   /s/ Edward K. Dunn, Jr.*                           Trustee                   February 25, 2004
-------------------------------
      (Edward K. Dunn, Jr.)

/s/ Jack M. Fields*                                   Trustee                   February 25, 2004
-------------------------------
    (Jack M. Fields)

/s/ Carl Frischling*                                  Trustee                   February 25, 2004
-------------------------------
    (Carl Frischling)

    /s/ Prema Mathai-Davis*                           Trustee                   February 25, 2004
-------------------------------
      (Prema Mathai-Davis)

     /s/ Lewis F. Pennock*                            Trustee                   February 25, 2004
-------------------------------
      (Lewis F. Pennock)

    /s/ Ruth H. Quigley*                              Trustee                   February 25, 2004
-------------------------------
     (Ruth H. Quigley)

      /s/ Louis S. Sklar*                             Trustee                   February 25, 2004
-------------------------------
    (Louis S. Sklar)

    /s/ Mark H. Williamson*                  Executive Vice President           February 25, 2004
-------------------------------                      & Trustee
  (Mark H. Williamson)

/s/ Sidney M. Dilgren                       Vice President & Treasurer          February 25, 2004
-------------------------------              (Principal Financial and
    (Sidney M. Dilgren)                         Accounting Officer)


*By /s/ Robert H. Graham                                                        February 25, 2004
    ---------------------------
       Robert H. Graham
       Attorney-in-Fact

         * Original Powers of Attorney authorizing Robert H. Graham and Kevin M. Carome, and each of them, to execute this Registration Statement of the Registrant on behalf of the above-named trustees and officers of the Registrant have been filed with the Securities and Exchange Commission with the Registration Statement of AIM Variable Insurance Funds on Form N-14 on December 31, 2003.

                                      INDEX

(12)           Tax Opinion

(14)(a)        Consent of Independent Certified Public Accountants (TWB-AIM V.I.
               Growth Fund)

(14)(b)        Consent of Independent Certified Public Accountants (TWB-AIM V.I.
               High Yield Fund)

(14)(c) Consent of Independent Certified Public Accountants (PWC-INVESCO VIF-Growth Fund)

(14)(d) Consent of Independent Certified Public Accountants (PWC-INVESCO VIF-High Yield Fund)

(17)           Form of Proxies relating to the Special Meeting of Shareholders